UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Rydex Variable Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

12.31.2014

Rydex Variable Trust Annual Report

CLS AdvisorOne Funds
Amerigo Fund
Clermont Fund
Select Allocation Fund

RVAAO-2-1214x1215	guggenheiminvestments.com

This report and the ﬁnancial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC.

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
AMERIGO FUND	8
CLERMONT FUND	14
SELECT ALLOCATION FUND	21
NOTES TO FINANCIAL STATEMENTS	28
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
OTHER INFORMATION	37
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	38
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	41

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for three funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2014.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

CLS Investments, LLC serves as investment sub-advisor to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Market Overview section of the report, which follows this letter, and then the sub-advisor’s market commentary and portfolio positioning. After that, there is a Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Funds are subject to a number of risks and may not be suitable for all investors. • Because the Funds invest primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. • In addition, investing through the Fund in a portfolio of underlying funds involves certain additional expenses that would not arise if you invested directly in the underlying funds. • The Funds’ investment in underlying funds that invest in small or medium capitalization companies, fixed income securities, foreign securities and foreign currencies exposes the Funds to certain risks. • Investing in securities of small- or medium-capitalization companies may involve greater risk of loss and more abrupt fluctuations in market prices than investments in larger companies. • Fixed income investments will change in value in response to interest rate changes and other factors. • The value of fixed income investments with longer maturities will fluctuate more in response to interest rate changes than fixed income investments with shorter-term maturities. • Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. • Additionally, diplomatic, political or economic developments in foreign countries could adversely impact investments in securities of foreign companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2014

The U.S. economy continued to grow throughout the 12 months ended December 31, 2014, despite some seasonal volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread widening had reversed and equities regained their footing, with some key indices shooting to new highs. Markets similarly overcame a weather-related winter soft patch in the first quarter of 2014. The benchmark U.S. 10-year Treasury rate declined from 3.03% to 2.17% over the period, a positive stimulant to continued economic expansion.

U.S. growth appears to have decoupled from the rest of the world. The third quarter’s 5% U.S. gross domestic product (GDP) growth—the fastest pace in 11 years—signals that the U.S. economy is doing very well. Deeming growth sustainable, the U.S. Federal Reserve (the “Fed”) formally ended its quantitative easing (QE) program in October, and all eyes are now on economic data—primarily inflation and employment figures—that would prompt the Fed to raise rates in 2015. Slowing global growth has translated into expectations of weaker demand for oil in an already oversupplied market, which contributed to oil’s 49% decline in the second half of the year, with West Texas Intermediate ending the year at a five-year low of $53 a barrel.

The bright side to declining energy prices is that it leaves more money for consumers to spend on other goods. Data are already confirming this, as American consumer confidence reached new post-recession highs, and fourth quarter retail spending posted solid gains. Overall, this should be positive for consumer-related companies with primarily domestic operations.

The U.S. added 246,000 jobs per month on average in 2014. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as fewer people leave the workforce, the rapid decline in the nation’s unemployment rate could begin to slow. Until unemployment falls below the natural rate of unemployment, it’s unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Fed. An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market.

The battle against deflation in Europe forced the European Central Bank (ECB) to announce its own form of QE via purchases of asset-backed securities (ABS) and covered bonds. The consensus appears to be that in its current form, the program is insufficient to avert a slowdown. The next step for the ECB may be to buy sovereign bonds, which the ECB will decide on in the coming months. The only notable positive for Europe over the past year has been the devaluation of the euro, which fell by 13% against the U.S. dollar between May and December. A weaker euro makes exports more competitive, but still will not be enough to boost inflation in the region.

While markets were already anxious over Europe’s struggles and the potential impact of a stronger dollar on U.S. company earnings, Japan relapsed into recession. This drove the Bank of Japan to announce it would expand its asset purchase program in 2015. China also faces slowing growth as financing costs remain high for smaller companies, forcing the People’s Bank of China (PBOC) to cut benchmark interest rates for the first time since July 2012.

From an investment standpoint, U.S. assets continue to look attractive. With global central banks easing or engaging in their form of QE, global yields remain anchored and are driving investors into U.S. markets. But we are wary of the potential for a setback in U.S. equities as certain factors, such as oil prices and currency fluctuations, drive markets to aggressively discount valuations for some sectors more than others.

For the year ended December 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 13.69%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -4.90%. The return of the MSCI Emerging Markets Index* was -2.19%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 5.97% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 2.45%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.04% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited) (continued)	December 31, 2014

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Barclays U.S. Credit Index comprises the Barclays U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. It is a subset of the Barclays U.S. Government/Credit Index and Barclays U.S. Aggregate Index.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Russell 3000® Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited) (concluded)	December 31, 2014

CLS AdvisorOne Funds Market Commentary

The year ended December 31, 2014, witnessed more domestic equity gains for the global stock markets, particularly in the U.S. While the current bull market in the U.S. has remained intact, performance hasn’t been quite as strong for balanced, diversified portfolios.

The overall U.S market, as defined by the Russell 3000, gained over 12% in 2014. The S&P 500 (a benchmark of mostly larger companies) gained almost 14% and the Russell 2000 (a benchmark for small cap stocks) was up about 5% for the year.

Globally balanced portfolios have not had the same level of absolute returns as the S&P 500. For instance, most international stocks lost anywhere from 3% to 5% in 2014. Fixed income, as defined by the Barclays Aggregate Bond Index (a benchmark for the overall domestic bond market), gained about 6%.

Performance in the AdvisorOne Funds was impacted by a few factors. The positives: our emphasis on larger companies over small companies added value. In addition, our overall sector positioning added value, led by our emphasis on technology.

The leading negatives, however, were our emphasis on international equities in addition to exposure to the energy sector. We continue to build our international positions on relative market weakness due to our belief that expected returns in the international markets–both developed and emerging–appear superior to the U.S. in the years ahead. Given the outperformance of the U.S in recent years, valuations are simply more attractive overseas. Secondarily, the AdvisorOne Funds have been slightly defensive due to concerns regarding the overall valuation of the U.S. market.

CLS Investment Themes for 2015

•	High Quality. We like to utilize factor-based investing within our portfolios, and currently we favor quality as a factor. High quality is a theme we have carried since 2013, and one in which we continue to strongly believe. We like companies that have relatively stable profitability, strong balance sheets, and higher dividend growth. These companies should do better in slower growth environments, which we expect for the back half of 2015, but should also generally hold up better in volatile markets.

•	Emerging Market Opportunities. We believe that strategically incorporating international securities, particularly emerging markets, in a portfolio provides additional opportunities to enhance returns and reduce portfolio risk. In addition, many emerging equity markets are sporting far more attractive valuations than the U.S., suggesting increasing exposure to global equities, which we have. Our holdings in emerging markets explain a lot about our performance, both in the past and likely into the future.

•	Technology/Innovation. We believe the technology sector offers one of the most attractive opportunities within domestic equity. The relative valuation of technology is among the cheapest, despite the sector’s robust performance in 2014. In addition, it’s important to remember that innovation often creates the positive “surprises” that push the economy higher. We believe that growth-oriented companies, including many in the technology sector, will benefit from increased corporate spending.

•	Tactical Fixed Income. We believe bond returns will likely be below average in the years ahead. In turn, we are looking to actively manage fixed income holdings–rotating between duration, credit, or inflation expectations that are above and below our expectations gives us an opportunity to take advantage of potential excesses in market movement.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2014 and ending December 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Amerigo Fund	1.72%	(1.80%)	$1,000.00	$982.00	$8.59
Clermont Fund	1.72%	(1.68%)	1,000.00	983.20	8.60
Select Allocation Fund	1.71%	(1.40%)	1,000.00	986.00	8.56

Table 2. Based on hypothetical 5% return (before expenses)
Amerigo Fund	1.72%	5.00%	$1,000.00	$1,016.53	$8.74
Clermont Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Select Allocation Fund	1.71%	5.00%	1,000.00	1,016.59	8.69

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2014 to December 31, 2014.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

AMERIGO FUND

OBJECTIVE: Seeks to provide long-term growth of capital without regard to current income.

Amerigo Fund returned 3.47% for the one-year period ended December 31, 2014, trailing its benchmark, the S&P 500® Index, which gained 13.69%.

The Fund has a Risk Budget of 100 (i.e., over time the Fund is approximately 100% as risky as a diversified equity portfolio consisting of 80% domestic equities and 20% international equities). The Fund trailed its benchmark during 2014, primarily due to its exposure to international securities (while the U.S. equity market performed strongly).

Moving forward, the Fund’s notable positions include tilts towards international equities, with an emphasis in emerging markets, Europe, and Asia. Relative valuations, accommodative monetary policy and improving growth prospects drive this positioning.

Regarding overall equity positioning, we remain slightly defensive on the market due to valuation concerns. Digging deeper into our equity positioning, among domestic sectors, the largest sector tilt is towards the technology sector. Technology stocks, depending on the valuation metric and time frame, are trading at or near their most attractive relative valuations in some time. This is dominated by large cap tech stocks, which is also helping the Fund’s emphasis on high quality stocks (i.e., companies with stronger balance sheets and more consistent profitability). The Fund also has an emphasis in energy and consumer staples stocks. There has been much less emphasis in consumer discretionary stocks, which are overvalued according to historical relative valuations.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Vanguard Dividend Appreciation ETF	10.5%
iShares MSCI EAFE ETF	7.8%
iShares MSCI USA Quality Factor ETF	7.3%
Technology Select Sector SPDR Fund	6.8%
iShares Russell 1000 Growth ETF	6.2%
PowerShares International Dividend Achievers Portfolio	6.0%
WisdomTree Emerging Markets Equity Income Fund	5.8%
Energy Select Sector SPDR Fund	5.2%
iShares Global 100 ETF	4.6%
Vanguard FTSE All-World ex-US ETF — Class U	4.3%
Top Ten Total	64.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Amerigo Fund	3.47%	9.16%	5.56%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2014
AMERIGO FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 100.2%

UNITED STATES OF AMERICA - 55.1%
Vanguard Dividend Appreciation ETF1	165,297	$13,415,504
iShares MSCI USA Quality Factor ETF	149,890	9,330,653
Technology Select Sector SPDR Fund	208,820	8,634,707
iShares Russell 1000 Growth ETF	83,054	7,940,793
Energy Select Sector SPDR Fund1	83,200	6,586,112
Financial Select Sector SPDR Fund	213,900	5,289,747
Consumer Staples Select Sector SPDR Fund	96,800	4,693,832
Vanguard Mega Capital ETF1	66,199	4,650,473
Health Care Select Sector SPDR Fund1	65,410	4,472,736
Powershares QQQ Trust Series 1	25,056	2,587,032
Vanguard Information Technology ETF	23,500	2,455,280
Total United States of America		70,056,869

GLOBAL - 28.7%
iShares MSCI EAFE ETF	163,160	9,926,654
PowerShares International Dividend Achievers Portfolio	433,542	7,591,320
iShares Global 100 ETF	77,430	5,901,715
Vanguard FTSE All-World ex-US ETF — Class U	117,830	5,521,514
PowerShares DB Agriculture Fund*	150,900	3,755,901
iShares Russell Top 200 Growth ETF1	47,500	2,395,425
WisdomTree Global ex-U.S. Dividend Growth Fund1	16,000	792,480
FlexShares Global Upstream Natural Resources Index Fund	20,000	612,400
Total Global		36,497,409

EMERGING MARKETS - 8.3%
WisdomTree Emerging Markets Equity Income Fund	175,463	7,397,520
iShares MSCI Emerging Markets ETF1	40,100	1,575,529
iShares Core MSCI Emerging Markets ETF	33,500	1,575,505
Total Emerging Markets		10,548,554

EUROPEAN UNION - 2.5%
iShares MSCI EMU ETF1	88,900	3,229,737

ASIAN PACIFIC REGION EX JAPAN - 2.4%
iShares MSCI All Country Asia ex Japan ETF	50,000	3,046,500

EUROPE - 1.7%
Vanguard FTSE Europe ETF	40,800	2,138,328

JAPAN - 1.0%
iShares MSCI Japan ETF	113,900	1,280,236

ITALY - 0.3%
iShares MSCI Italy Capped ETF	24,000	326,400

ASIAN PACIFIC REGION - 0.2%
Vanguard FTSE Pacific ETF	5,000	285,250

Total Exchange-Traded Funds
(Cost $111,109,145)		127,409,283

SHORT TERM INVESTMENTS† - 0.2%
First American Treasury Obligations Fund	313,666	313,666
Total Short Term Investments
(Cost $313,666)		313,666

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 15.0%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$11,945,666	11,945,666
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	4,828,040	4,828,040
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	2,289,586	2,289,586
Total Securities Lending Collateral
(Cost $19,063,292)		19,063,292

Total Investments - 115.4%
(Cost $130,486,103)		$146,786,241
Other Assets & Liabilities, net - (15.4)%		(19,600,470)
Total Net Assets - 100.0%		$127,185,771

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

AMERIGO FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $18,465,374 of securities loaned (cost $111,422,811)	$127,722,949
Repurchase agreements, at value (cost $19,063,292)	19,063,292
Total investments (cost $130,486,103)	146,786,241
Segregated cash with broker	49,683
Cash	8,921
Receivables:
Dividends	17,132
Securities lending income	9,830
Total assets	146,871,807

Liabilities:
Payable for:
Upon return of securities loaned	19,112,975
Fund shares redeemed	202,456
Management fees	98,905
Transfer agent and administrative fees	27,474
Investor service fees	27,474
Portfolio accounting fees	10,989
Miscellaneous	205,763
Total liabilities	19,686,036
Net assets	$127,185,771

Net assets consist of:
Paid in capital	$120,929,324
Undistributed net investment income	1,075,370
Accumulated net realized loss on investments	(11,119,061)
Net unrealized appreciation on investments	16,300,138
Net assets	$127,185,771
Capital shares outstanding	3,138,356
Net asset value per share	$40.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$3,275,890
Income from securities lending, net	130,775
Total investment income	3,406,665

Expenses:
Management fees	1,289,720
Transfer agent and administrative fees	358,255
Investor service fees	358,255
Portfolio accounting fees	143,301
Custodian fees	16,803
Trustees’ fees*	11,909
Line of credit interest expense	1,507
Miscellaneous	273,107
Total expenses	2,452,857
Net investment income	953,808

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,359,824
Net realized gain	13,359,824
Net change in unrealized appreciation (depreciation) on:
Investments	(9,202,071)
Net change in unrealized appreciation (depreciation)	(9,202,071)
Net realized and unrealized gain	4,157,753
Net increase in net assets resulting from operations	$5,111,561

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

AMERIGO FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$953,808	$372,218
Net realized gain on investments	13,359,824	17,739,633
Net change in unrealized appreciation (depreciation) on investments	(9,202,071)	12,195,821
Net increase in net assets resulting from operations	5,111,561	30,307,672

Distributions to shareholders from:
Net investment income	(350,024)	(21,720)
Net realized gains	(9,499,996)	—
Total distributions to shareholders	(9,850,020)	(21,720)

Capital share transactions:
Proceeds from sale of shares	11,892,399	25,962,205
Distributions reinvested	9,850,020	21,720
Cost of shares redeemed	(46,633,852)	(32,615,080)
Net decrease from capital share transactions	(24,891,433)	(6,631,155)
Net increase (decrease) in net assets	(29,629,892)	23,654,797

Net assets:
Beginning of year	156,815,663	133,160,866
End of year	$127,185,771	$156,815,663
Undistributed net investment income at end of year	$1,075,370	$471,586

Capital share activity:
Shares sold	277,412	681,676
Shares issued from reinvestment of distributions	239,660	528
Shares redeemed	(1,087,999)	(860,277)
Net decrease in shares	(570,927)	(178,073)

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

AMERIGO FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$42.28	$34.25	$32.01	$34.53	$30.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.10	.01	(.03)	(.04)
Net gain (loss) on investments (realized and unrealized)	1.23	7.94	4.28	(2.49)	4.59
Total from investment operations	1.52	8.04	4.29	(2.52)	4.55
Less distributions from:
Net investment income	(.12)	(.01)	—	—	(.03)
Net realized gains	(3.15)	—	(2.05)	—	—
Total distributions	(3.27)	(.01)	(2.05)	—	(.03)
Net asset value, end of period	$40.53	$42.28	$34.25	$32.01	$34.53

Total Return[b]	3.47%	23.43%	13.71%	(7.30%)	15.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127,186	$156,816	$133,161	$144,210	$199,487
Ratios to average net assets:
Net investment income (loss)	0.67%	0.26%	0.03%	(0.09%)	(0.13%)
Total expenses[c]	1.71%	1.69%	1.72%	1.76%	1.70%
Portfolio turnover rate	12%	90%	19%	48%	77%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

CLERMONT FUND

OBJECTIVE: Seeks a combination of current income and growth of capital.

Clermont Fund returned 1.80% for the one-year period ended December 31, 2014, compared with its blended benchmark, consisting of 45% S&P 500® Index and 55% Barclay’s U.S. Credit Index, which gained 10.34%.

The Fund has a Risk Budget of 55 (i.e., over time, the Fund is 55% as risky as a diversified stock portfolio consisting of 80% domestic equities and 20% international equities). The Fund trailed its benchmark during 2014, primarily due to its exposure to international securities (while the U.S. equity market performed strongly).

Moving forward, the Fund’s notable positions include tilts towards international equities, with an emphasis in emerging markets, Europe, and Asia. Relative valuations, accommodative monetary policy and improving growth prospects drive this positioning.

Regarding overall equity positioning, we remain slightly defensive on the market due to valuations concerns. This positioning did help during the two months that the market posted losses over the last six months. Digging deeper into our equity positioning, among domestic sectors, the largest sector tilt is towards the technology sector. Technology stocks, depending on the valuation metric and time frame, are trading at or near their most attractive relative valuations in some time. This is dominated by large cap tech stocks, which is also helping the Fund’s emphasis on high quality (i.e., companies with stronger balance sheets and more consistent profitability) stocks. The Fund also has a tilt towards consumer staples stocks.

The duration for the fixed income portion of the Fund is slightly lower (less interest-rate sensitive) than the over-all bond market. Our thinking is that we still want high quality duration in the portfolio to diversify our equity exposure, but still below benchmark weights due to the over-all low level of interest rates.

In terms of credit exposure, the Fund is currently positioned to perform better if credit outperforms. That said, trades in recent months have been made to improve the credit quality of the Fund.

Diversification neither assures a profit nor eliminates risk.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 1, 2003

Ten Largest Holdings (% of Total Net Assets)
PIMCO Total Return Active Exchange-Traded Fund	9.9%
Vanguard Dividend Appreciation ETF	9.8%
iShares TIPS Bond ETF	9.7%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	5.6%
iShares Floating Rate Bond ETF	5.1%
PowerShares International Dividend Achievers Portfolio	4.8%
iShares MSCI USA Quality Factor ETF	4.6%
WisdomTree Emerging Markets Equity Income Fund	3.3%
iShares JP Morgan USD Emerging Markets Bond ETF	2.9%
Technology Select Sector SPDR Fund	2.9%
Top Ten Total	58.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Clermont Fund	1.80%	6.58%	3.49%
S&P 500 Index	13.69%	15.45%	7.67%
Synthetic Balanced Benchmark††	10.34%	10.55%	6.71%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
††	Benchmark reflects a 45/55 ratio of the performance of the S&P 500 Index and the Barclays U.S. Credit Index.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	December 31, 2014
CLERMONT FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 99.5%

UNITED STATES OF AMERICA - 55.4%
Vanguard Dividend Appreciation ETF1	96,600	$7,840,057
iShares TIPS Bond ETF	69,150	7,745,492
iShares Floating Rate Bond ETF	81,506	4,119,313
iShares MSCI USA Quality Factor ETF	59,087	3,678,166
Technology Select Sector SPDR Fund	55,700	2,303,195
iShares iBoxx $ Investment Grade Corporate Bond ETF	18,500	2,209,085
SPDR Barclays Short Term Corporate Bond ETF	63,740	1,949,807
Vanguard Information Technology ETF1	18,500	1,932,880
Financial Select Sector SPDR Fund	73,700	1,822,601
Health Care Select Sector SPDR Fund	19,500	1,333,410
Powershares QQQ Trust Series 1	11,442	1,181,387
iShares Russell 1000 Growth ETF	12,200	1,166,442
WisdomTree Managed Futures Strategy Fund*	20,939	912,312
RevenueShares Large Capital ETF1	22,000	897,380
ProShares Short Russell 2000*	55,313	854,586
PowerShares DB Commodity Index Tracking Fund*,1	41,667	768,756
PowerShares S&P 500 High Quality Portfolio1	33,000	768,240
Energy Select Sector SPDR Fund	6,500	514,540
Vanguard Intermediate-Term Corporate Bond ETF	5,900	507,990
Schwab U.S. TIPs ETF	9,000	488,160
Consumer Staples Select Sector SPDR Fund	10,000	484,900
SPDR Nuveen Barclays Short Term Municipal Bond ETF1	16,500	400,785
First Trust NASDAQ Technology Dividend Index Fund1	10,882	300,778
SPDR S&P Oil & Gas Equipment & Services ETF	2,769	78,113
SPDR Blackstone / GSO Senior Loan ETF	1,000	48,750
Total United States of America		44,307,125

GLOBAL - 30.1%
PIMCO Total Return Active Exchange-Traded Fund1	73,559	7,886,260
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund1	44,200	4,466,852
PowerShares International Dividend Achievers Portfolio	217,200	3,803,172
iShares Global 100 ETF1	29,700	2,263,734
Vanguard FTSE All-World ex-US ETF — Class U1	37,800	1,771,308
FlexShares Global Upstream Natural Resources Index Fund1	38,758	1,186,770
PowerShares DB Agriculture Fund*	40,692	1,012,824
PIMCO Global Advantage Inflation-Linked Bond Active Exchange-Traded Fund	20,000	916,200
Market Vectors Junior Gold Miners ETF	19,000	454,670
WisdomTree Global ex-U.S. Dividend Growth Fund	6,000	297,180
Total Global		24,058,970

EMERGING MARKETS - 7.2%
WisdomTree Emerging Markets Equity Income Fund	62,244	2,624,207
iShares JP Morgan USD Emerging Markets Bond ETF1	21,203	2,326,181
iShares Core MSCI Emerging Markets ETF	13,000	611,390
PowerShares Emerging Markets Sovereign Debt Portfolio1	6,500	183,040
Total Emerging Markets		5,744,818

EUROPE - 2.6%
Vanguard FTSE Europe ETF1	40,000	2,096,400

ASIAN PACIFIC REGION EX JAPAN - 1.6%
iShares MSCI All Country Asia ex Japan ETF	21,000	1,279,530

EUROPEAN UNION - 1.6%
iShares MSCI EMU ETF1	34,700	1,260,651

JAPAN - 1.0%
iShares MSCI Japan ETF	71,700	805,908

Total Exchange-Traded Funds
(Cost $74,566,861)		79,553,402

SHORT TERM INVESTMENTS† - 0.7%
First American Treasury Obligations Fund	598,644	598,644
Total Short Term Investments
(Cost $598,644)		598,644

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
CLERMONT FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 31.4%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$15,759,368	$15,759,368
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	6,369,411	6,369,411
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	3,020,546	3,020,546
Total Securities Lending Collateral
(Cost $25,149,325)		25,149,325

Total Investments - 131.6%
(Cost $100,314,830)		$105,301,371
Other Assets & Liabilities, net - (31.6)%		(25,271,125)
Total Net Assets - 100.0%		$80,030,246

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CLERMONT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $24,483,617 of securities loaned (cost $75,165,505)	$80,152,046
Repurchase agreements, at value (cost $25,149,325)	25,149,325
Total investments (cost $100,314,830)	105,301,371
Segregated cash with broker	65,545
Cash	13,356
Receivables:
Dividends	173,150
Securities lending income	20,772
Total assets	105,574,194

Liabilities:
Payable for:
Upon return of securities loaned	25,214,870
Fund shares redeemed	109,273
Management fees	62,051
Transfer agent and administrative fees	17,236
Investor service fees	17,236
Portfolio accounting fees	6,894
Miscellaneous	116,388
Total liabilities	25,543,948
Net assets	$80,030,246

Net assets consist of:
Paid in capital	$73,935,318
Undistributed net investment income	800,925
Accumulated net realized gain on investments	307,462
Net unrealized appreciation on investments	4,986,541
Net assets	$80,030,246
Capital shares outstanding	3,077,327
Net asset value per share	$26.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$1,909,569
Income from securities lending, net	186,191
Total investment income	2,095,760

Expenses:
Management fees	717,530
Transfer agent and administrative fees	199,314
Investor service fees	199,314
Portfolio accounting fees	79,725
Custodian fees	9,350
Trustees’ fees*	6,430
Line of credit interest expense	194
Miscellaneous	152,431
Total expenses	1,364,288
Less:
Expenses waived by Adviser	(167)
Net expenses	1,364,121
Net investment income	731,639

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,122,322
Net realized gain	1,122,322
Net change in unrealized appreciation (depreciation) on:
Investments	(530,568)
Net change in unrealized appreciation (depreciation)	(530,568)
Net realized and unrealized gain	591,754
Net increase in net assets resulting from operations	$1,323,393

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CLERMONT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$731,639	$443,397
Net realized gain on investments	1,122,322	5,957,412
Net change in unrealized appreciation (depreciation) on investments	(530,568)	1,036,949
Net increase in net assets resulting from operations	1,323,393	7,437,758

Distributions to shareholders from:
Net investment income	(433,377)	(1,163,542)
Net realized gains	(3,229,002)	(1,760,517)
Total distributions to shareholders	(3,662,379)	(2,924,059)

Capital share transactions:
Proceeds from sale of shares	24,013,493	18,035,766
Distributions reinvested	3,662,379	2,924,059
Cost of shares redeemed	(23,682,505)	(23,282,630)
Net increase (decrease) from capital share transactions	3,993,367	(2,322,805)
Net increase in net assets	1,654,381	2,190,894

Net assets:
Beginning of year	78,375,865	76,184,971
End of year	$80,030,246	$78,375,865
Undistributed net investment income at end of year	$800,925	$480,721

Capital share activity:
Shares sold	888,346	679,318
Shares issued from reinvestment of distributions	139,572	110,259
Shares redeemed	(874,118)	(880,068)
Net increase (decrease) in shares	153,800	(90,491)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CLERMONT FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$26.81	$25.28	$23.20	$23.69	$21.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.15	.38	.36	.44
Net gain (loss) on investments (realized and unrealized)	.24	2.41	2.11	(.43)	1.94
Total from investment operations	.49	2.56	2.49	(.07)	2.38
Less distributions from:
Net investment income	(.15)	(.41)	(.41)	(.42)	(.42)
Net realized gains	(1.14)	(.62)	—	—	—
Total distributions	(1.29)	(1.03)	(.41)	(.42)	(.42)
Net asset value, end of period	$26.01	$26.81	$25.28	$23.20	$23.69

Total Return[b]	1.80%	10.17%	10.79%	(0.28%)	10.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,030	$78,376	$76,185	$75,585	$74,048
Ratios to average net assets:
Net investment income (loss)	0.92%	0.58%	1.54%	1.50%	1.97%
Total expenses[c]	1.71%	1.69%	1.72%	1.75%	1.71%
Net expenses[d]	1.71%	1.69%	1.72%	1.75%	1.71%
Portfolio turnover rate	35%	94%	46%	28%	68%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

SELECT ALLOCATION FUND

OBJECTIVE: Seeks to provide total return, consisting of capital growth and income.

Select Allocation Fund returned 2.80% for the one-year period ended December 31, 2014, compared with its blended benchmark, 75% S&P 500® Index and 25% Barclay’s U.S. Credit Index, which gained 12.18%.

The Fund has a Risk Budget of 80 (i.e., over time is approximately 80% as risky as a diversified stock portfolio consisting of 80% domestic equities and 20% international equities). The Fund trailed its benchmark during 2014, primarily due to its allocation to international securities (while the U.S. equity market performed strongly).

Coming into year-end the Fund had an emphasis in the following sectors: technology, health care and energy. Internationally the Fund is focused on emerging market countries, such as Latin America, Asia, Africa and the Middle East. The overall allocation is focused on high quality, lower valued areas of the market that may offer consistent growth opportunities. International opportunities have also been a focus, with funds deployed toward international areas that may offer relative value and stability, such as Japan, Asia and Canada.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: November 10, 2006

Ten Largest Holdings (% of Total Net Assets)
iShares MSCI EAFE ETF	5.9%
iShares Floating Rate Bond ETF	5.2%
Powershares QQQ Trust Series 1	5.0%
SPDR Dow Jones Industrial Average ETF Trust	4.6%
iShares MSCI ACWI ex US ETF	4.4%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	4.4%
Energy Select Sector SPDR Fund	3.4%
Vanguard Large-Capital ETF	3.3%
Vanguard Growth ETF	3.2%
Vanguard Information Technology ETF	3.1%
Top Ten Total	42.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	Since Inception (11/10/06)
Select Allocation Fund	2.80%	8.38%	4.13%
S&P 500 Index	13.69%	15.45%	7.31%
Synthetic Balanced Benchmark††	12.18%	13.27%	7.21%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
††	Benchmark reflects a 75/25 ratio of the performance of the S&P 500 Index and the Barclays U.S. Credit Index.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
SELECT ALLOCATION FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 98.4%

UNITED STATES OF AMERICA - 59.7%
iShares Floating Rate Bond ETF	25,321	$1,279,724
Powershares QQQ Trust Series 1	11,882	1,226,817
SPDR Dow Jones Industrial Average ETF Trust	6,314	1,123,134
Energy Select Sector SPDR Fund1	10,583	837,750
Vanguard Large-Capital ETF1	8,520	804,203
Vanguard Growth ETF	7,583	791,589
Vanguard Information Technology ETF	7,200	752,256
Vanguard Health Care ETF	5,930	744,749
Vanguard Total Stock Market ETF	6,190	656,140
Consumer Staples Select Sector SPDR Fund	13,510	655,100
Financial Select Sector SPDR Fund	25,570	632,346
Vanguard Small-Capital ETF	4,880	569,301
Industrial Select Sector SPDR Fund	7,972	450,976
iShares Russell 1000 Growth ETF	4,617	441,431
iShares North American Tech-Software ETF	4,494	417,043
SPDR Nuveen Barclays Short Term Municipal Bond ETF1	17,165	416,938
SPDR Barclays Short Term High Yield Bond ETF1	13,483	389,794
SPDR Barclays Short Term Corporate Bond ETF	12,140	371,363
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund1	3,556	358,551
iShares Russell Mid-Capital ETF1	1,935	323,222
Market Vectors Morningstar Wide Moat ETF1	8,928	277,482
SPDR S&P MidCap 400 ETF Trust	1,047	276,377
Materials Select Sector SPDR Fund	5,580	271,076
iShares Core S&P 500 ETF	1,210	250,349
Vanguard Mega Capital Growth ETF	2,830	229,994
PowerShares DB US Dollar Index Bullish Fund*	5,520	132,314
Total United States of America		14,680,019

GLOBAL - 23.5%
iShares MSCI EAFE ETF	23,706	1,442,273
iShares MSCI ACWI ex US ETF1	24,983	1,074,769
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	10,633	1,074,571
PowerShares DB Commodity Index Tracking Fund*,1	18,981	350,199
GreenHaven Continuous Commodity Index Fund*	14,980	342,443
Vanguard Total International Bond ETF	5,020	266,612
iShares MSCI Frontier 100 ETF	8,191	252,283
iShares Global Tech ETF1	2,200	208,538
iShares Global Energy ETF1	4,626	172,041
iShares Global Healthcare ETF1	1,520	151,331
Deutsche X-trackers MSCI EAFE Hedged Equity ETF1	5,000	135,000
WisdomTree International SmallCap Dividend Fund	2,320	128,806
EGShares Beyond BRICs ETF	5,788	114,429
Schwab International Equity ETF1	2,000	57,820
Total Global		5,771,115

EMERGING MARKETS - 5.6%
iShares Core MSCI Emerging Markets ETF	13,300	625,499
iShares JP Morgan USD Emerging Markets Bond ETF1	3,948	433,135
WisdomTree Emerging Markets Equity Income Fund	7,690	324,210
Total Emerging Markets		1,382,844

JAPAN - 2.1%
WisdomTree Japan Hedged Equity Fund	10,700	526,761

CANADA - 2.0%
iShares MSCI Canada ETF1	16,900	487,734

ASIAN PACIFIC REGION EX JAPAN - 1.2%
iShares MSCI All Country Asia ex Japan ETF	4,640	282,715

EUROPE - 1.0%
WisdomTree Europe Hedged Equity Fund	4,490	249,734

MEXICO - 0.9%
iShares MSCI Mexico Capped ETF	3,880	230,433

CHINA - 0.8%
Guggenheim China Small Capital ETF1,2	7,340	190,767

UNITED KINGDOM - 0.7%
iShares MSCI United Kingdom ETF	9,500	171,285

BRAZIL - 0.5%
iShares MSCI Brazil Capped ETF	3,180	116,293

ITALY - 0.4%
iShares MSCI Italy Capped ETF	7,560	102,816

Total Exchange-Traded Funds
(Cost $22,117,368)		24,192,516

SHORT TERM INVESTMENTS† - 1.9%
First American Treasury Obligations Fund	454,586	454,586
Total Short Term Investments
(Cost $454,586)		454,586

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
SELECT ALLOCATION FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,3 - 23.4%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$3,600,080	$3,600,080
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	1,455,032	1,455,032
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	690,015	690,015
Total Securities Lending Collateral
(Cost $5,745,127)		5,745,127

Total Investments - 123.7%
(Cost $28,317,081)		$30,392,229
Other Assets & Liabilities, net - (23.7)%		(5,822,184)
Total Net Assets - 100.0%		$24,570,045

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 8.
3	Securities lending collateral — See Note 5.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SELECT ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $5,597,077 of securities loaned (cost $22,571,954)	$24,647,102
Repurchase agreements, at value (cost $5,745,127)	5,745,127
Total investments (cost $28,317,081)	30,392,229
Segregated cash with broker	14,973
Cash	8,232
Receivables:
Dividends	10,266
Securities lending income	7,383
Total assets	30,433,083

Liabilities:
Payable for:
Upon return of securities loaned	5,760,100
Fund shares redeemed	32,629
Management fees	18,929
Transfer agent and administrative fees	5,283
Investor service fees	5,283
Portfolio accounting fees	2,113
Miscellaneous	38,701
Total liabilities	5,863,038
Net assets	$24,570,045

Net assets consist of:
Paid in capital	$26,908,421
Undistributed net investment income	159,331
Accumulated net realized loss on investments	(4,572,855)
Net unrealized appreciation on investments	2,075,148
Net assets	$24,570,045
Capital shares outstanding	918,709
Net asset value per share	$26.74

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$542,918
Income from securities lending, net	55,512
Total investment income	598,430

Expenses:
Management fees	235,196
Transfer agent and administrative fees	65,332
Investor service fees	65,332
Portfolio accounting fees	26,133
Custodian fees	3,065
Trustees’ fees*	2,247
Line of credit interest expense	40
Miscellaneous	49,800
Total expenses	447,145
Less:
Expenses waived by Adviser	(816)
Net expenses	446,329
Net investment income	152,101

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,707,999
Realized gain distributions received from investment company shares	49,369
Net realized gain	1,757,368
Net change in unrealized appreciation (depreciation) on:
Investments	(1,175,030)
Net change in unrealized appreciation (depreciation)	(1,175,030)
Net realized and unrealized gain	582,338
Net increase in net assets resulting from operations	$734,439

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SELECT ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$152,101	$141,008
Net realized gain on investments	1,757,368	4,928,303
Net change in unrealized appreciation (depreciation) on investments	(1,175,030)	(343,922)
Net increase in net assets resulting from operations	734,439	4,725,389

Distributions to shareholders from:
Net investment income	(138,172)	(387,107)
Net realized gains	(2,773,246)	—
Total distributions to shareholders	(2,911,418)	(387,107)

Capital share transactions:
Proceeds from sale of shares	4,681,035	5,460,041
Distributions reinvested	2,911,418	387,107
Cost of shares redeemed	(7,616,433)	(15,579,040)
Net decrease from capital share transactions	(23,980)	(9,731,892)
Net decrease in net assets	(2,200,959)	(5,393,610)

Net assets:
Beginning of year	26,771,004	32,164,614
End of year	$24,570,045	$26,771,004
Undistributed net investment income at end of year	$159,331	$145,389

Capital share activity:
Shares sold	157,514	195,543
Shares issued from reinvestment of distributions	107,432	13,549
Shares redeemed	(259,270)	(579,066)
Net increase (decrease) in shares	5,676	(369,974)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SELECT ALLOCATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$29.32	$25.07	$22.56	$23.93	$21.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.14	.28	.23	.28
Net gain (loss) on investments (realized and unrealized)	.69	4.55	2.51	(1.25)	2.66
Total from investment operations	.86	4.69	2.79	(1.02)	2.94
Less distributions from:
Net investment income	(.16)	(.44)	(.28)	(.35)	(.40)
Net realized gains	(3.28)	—	—	—	—
Total distributions	(3.44)	(.44)	(.28)	(.35)	(.40)
Net asset value, end of period	$26.74	$29.32	$25.07	$22.56	$23.93

Total Return[b]	2.80%	18.75%	12.42%	(4.21%)	13.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,570	$26,771	$32,165	$34,926	$42,028
Ratios to average net assets:
Net investment income (loss)	0.58%	0.50%	1.15%	0.97%	1.31%
Total expenses[c]	1.71%	1.69%	1.72%	1.75%	1.70%
Net expenses[d]	1.71%	1.69%	1.72%	1.75%	1.70%
Portfolio turnover rate	34%	99%	28%	35%	61%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts. At December 31, 2014, the Trust consisted of fifty-two funds.

This report covers the Amerigo Fund, Clermont Fund and Select Allocation Fund (the “Funds”).

Each Fund invests primarily in exchange-traded funds (“ETFs”) (“underlying funds”), acting similar to a “fund of funds”.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

CLS Investments, LLC serves as investment sub-adviser (the “Sub-Adviser”) to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.

A. Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. ETFs and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

The Funds invest, to a significant extent, in shares of ETFs to gain exposure to their investment objectives. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Funds, from time to time, may invest in ETFs that are not registered pursuant to the 1940 Act. Such ETFs may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at an annual percentage rate of 0.90% of the average daily net assets of each Fund.

GI pays the Sub-Advisor out of the advisory fees it receives. In addition, GI bears all of its own costs associated with providing these services and the expense of the Trustees that are affiliated with GI. GI may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other expenses) of the underlying funds in which the Fund invests.

RFS provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board approved the use of a Distribution Plan for which GFD and other Service Providers may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services. Although approved, for the year ended December 31, 2014, this plan was not utilized.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in an affiliated fund, the investing Fund’s Adviser will determine whether to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect, if any, for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. During the year ended December 31, 2014, the Clermont Fund and Select Allocation Fund waived advisory fees of $167 and $816, respectively, related to investments in affiliated Funds.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ investments at December 31, 2014:

	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
Amerigo Fund	$127,722,949	$19,063,292	$—	$146,786,241
Clermont Fund	80,152,046	25,149,325	—	105,301,371
Select Allocation Fund	24,647,102	5,745,127	—	30,392,229

For the year ended December 31, 2014, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2014, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Amerigo Fund	$18,465,374	$19,112,975
Clermont Fund	24,483,617	25,214,870
Select Allocation Fund	5,597,077	5,760,100

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Cash collateral received was invested in the following joint repurchase agreements at December 31, 2014:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae Strips
0.06%			0.00%
Due 01/02/15	$31,305,114	$31,305,166	11/15/19 - 07/15/37	$31,840,953	$20,726,707
			Federal Farm Credit Bank
			0.34% - 2.22%
			01/14/16 - 01/17/23	11,229,405	11,204,804

BNP Paribas Securities Corp.			U.S. Treasury Note
0.06%			1.25%
Due 01/02/15	12,652,483	12,652,501	04/30/19	13,048,337	12,905,540

Barclays Capital, Inc.			U.S. Treasury Note
0.05%			1.63%
Due 01/02/15	6,000,147	6,000,155	12/31/19	6,137,420	6,120,161

There is also $130,201 in segregated cash held as collateral.

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2014, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Amerigo Fund	$7,243,984
Clermont Fund	752,442
Select Allocation Fund	1,584,538

The tax character of distributions paid during 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Amerigo Fund	$350,024	$9,499,996	$9,850,020
Clermont Fund	433,377	3,229,002	3,662,379
Select Allocation Fund	138,172	2,773,246	2,911,418

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during 2013 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Amerigo Fund	$21,720	$—	$21,720
Clermont Fund	1,163,542	1,760,517	2,924,059
Select Allocation Fund	387,107	—	387,107

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2014, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Capital Loss Carryforward
Amerigo Fund	$953,808	$6,114,108	$16,368,036	$(17,179,505)
Clermont Fund	729,620	341,943	5,023,365	—
Select Allocation Fund	152,224	172,408	2,090,606	(4,753,614)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2014, capital loss carryforwards for the Funds were as follows:

Fund	Expires in 2017	Total Capital Loss Carryforward
Amerigo Fund	$(17,179,505)	$(17,179,505	)*
Clermont Fund	—	—
Select Allocation Fund	(4,753,614)	(4,753,614	)*

*
In accordance with section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales and partnership income and expenses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Amerigo Fund	$—	$—	$—
Clermont Fund	—	21,942	(21,942)
Select Allocation Fund	—	13	(13)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Amerigo Fund	$130,418,205	$19,045,877	$(2,677,841)	$16,368,036
Clermont Fund	100,278,006	6,489,202	(1,465,837)	5,023,365
Select Allocation Fund	28,301,623	2,732,809	(642,203)	2,090,606

7. Securities Transactions

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Amerigo Fund	$16,929,118	$47,080,958
Clermont Fund	28,590,081	27,297,627
Select Allocation Fund	8,633,962	11,056,429

8. Affiliated and/or Related Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 13, 2015. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2014. The Funds did not have any borrowings under this agreement at December 31, 2014.

The average daily balances borrowed for the year ended December 31, 2014, were as follows:

Fund	Average Daily Balance
Amerigo Fund	$118,888
Clermont Fund	15,322
Select Allocation Fund	3,153

10. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant in the case entitled Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of the ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiff has alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The plaintiff has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Rydex Variable Trust also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss all of the Lyondell lawsuits. The Court held an oral argument on the motions to dismiss and on the motion for class certification on January 14, and January 15, 2015. Discovery shall commence in the near future.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex Variable Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Amerigo Fund, Clermont Fund, and Select Allocation Fund (three of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (three of the series constituting the Rydex Variable Trust) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2015

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Amerigo Fund	100.00%
Clermont Fund	95.72%
Select Allocation Fund	100.00%

With respect to the taxable year ended December 31, 2014, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:
Amerigo Fund	$9,499,996
Clermont Fund	3,229,002
Select Allocation Fund	2,773,246

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Distributor Change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS(Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	222	Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, Nominating, and Investment and Performance Committees from 1998 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	Trustee of Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee from 1998 to present and Chairman of the Board from 2006 to 2014; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Vice Chairman of the Board of Trustees from 2010 to 2014; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.
How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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12.31.2014

Rydex Variable Trust Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Specialty Fund
Rydex Commodities Strategy Fund

RVALTS-ANN-2-1214x1215	guggenheiminvestments.com

This report and the ﬁnancial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC.

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	18
MULTI-HEDGE STRATEGIES FUND	26
COMMODITIES STRATEGY FUND	44
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	50
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	64
OTHER INFORMATION	65
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	66
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	69

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for four alternative strategies funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2014.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Long Short Equity Fund may not be suitable for all investors. • The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. • It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. • The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The use of derivatives, such as futures, options and swap agreements, may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the fund’s portfolio to fluctuations in foreign exchange rates. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2014

The Global Managed Futures Strategy Fund may not be suitable for all investors. • The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time. An investment in the Fund may lose money. • The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. • The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. • The Fund's use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. • The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. • The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. • The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. •The Fund's exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. • The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. • This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • See the prospectus for more information on these and other risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. • The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. • The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. • The fund’s exposure to the commodity and currency markets may subject the fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The fund may also incur transaction costs with the conversion between various currencies. • The Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. • These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. • Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund may not be suitable for all investors. • The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. • To the extent that the fund’s investments are concentrated in energy-related commodities, the fund is subject to the risk that this sector will underperform the market as a whole. • The fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The fund is subject to tracking error risks, which may cause the fund’s performance not to match that of or be lower than the fund’s underlying benchmark. • The fund's investments in other investment companies subjects the fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. • This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2014

The U.S. economy continued to grow throughout the 12 months ended December 31, 2014, despite some seasonal volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread widening had reversed and equities regained their footing, with some key indices shooting to new highs. Markets similarly overcame a weather-related winter soft patch in the first quarter of 2014. The benchmark U.S. 10-year Treasury rate declined from 3.03% to 2.17% over the period, a positive stimulant to continued economic expansion.

U.S. growth appears to have decoupled from the rest of the world. The third quarter’s 5% U.S. gross domestic product (GDP) growth—the fastest pace in 11 years—signals that the U.S. economy is doing very well. Deeming growth sustainable, the U.S. Federal Reserve (the “Fed”) formally ended its quantitative easing (QE) program in October, and all eyes are now on economic data—primarily inflation and employment figures—that would prompt the Fed to raise rates in 2015. Slowing global growth has translated into expectations of weaker demand for oil in an already oversupplied market, which contributed to oil’s 49% decline in the second half of the year, with West Texas Intermediate ending the year at a five-year low of $53 a barrel.

The bright side to declining energy prices is that it leaves more money for consumers to spend on other goods. Data are already confirming this, as American consumer confidence reached new post-recession highs, and fourth quarter retail spending posted solid gains. Overall, this should be positive for consumer-related companies with primarily domestic operations.

The U.S. added 246,000 jobs per month on average in 2014. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as fewer people leave the workforce, the rapid decline in the nation’s unemployment rate could begin to slow. Until unemployment falls below the natural rate of unemployment, it’s unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Fed. An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market.

The battle against deflation in Europe forced the European Central Bank (ECB) to announce its own form of QE via purchases of asset-backed securities (ABS) and covered bonds. The consensus appears to be that in its current form, the program is insufficient to avert a slowdown. The next step for the ECB may be to buy sovereign bonds, which the ECB will decide on in the coming months. The only notable positive for Europe over the past year has been the devaluation of the euro, which fell by 13% against the U.S. dollar between May and December. A weaker euro makes exports more competitive, but still will not be enough to boost inflation in the region.

While markets were already anxious over Europe’s struggles and the potential impact of a stronger dollar on U.S. company earnings, Japan relapsed into recession. This drove the Bank of Japan to announce it would expand its asset purchase program in 2015. China also faces slowing growth as financing costs remain high for smaller companies, forcing the People’s Bank of China (PBOC) to cut benchmark interest rates for the first time since July 2012.

From an investment standpoint, U.S. assets continue to look attractive. With global central banks easing or engaging in their form of QE, global yields remain anchored and are driving investors into U.S. markets. But we are wary of the potential for a setback in U.S. equities as certain factors, such as oil prices and currency fluctuations, drive markets to aggressively discount valuations for some sectors more than others.

For the year ended December 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 13.69%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -4.90%. The return of the MSCI Emerging Markets Index* was -2.19%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 5.97% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 2.45%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.04% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2014

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500®Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P Goldman Sachs Commodity Index (“GSCI”)TM, a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2014 and ending December 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	2.14%	3.22%	$1,000.00	$1,032.20	$10.96
Global Managed Futures Strategy Fund	1.61%	13.55%	1,000.00	1,135.50	8.67
Multi-Hedge Strategies Fund	2.51%	4.38%	1,000.00	1,043.80	12.93
Commodities Strategy Fund	1.64%	(36.97%)	1,000.00	630.30	6.74

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	2.14%	5.00%	$1,000.00	$1,014.42	$10.87
Global Managed Futures Strategy Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
Multi-Hedge Strategies Fund	2.51%	5.00%	1,000.00	1,012.55	12.73
Commodities Strategy Fund	1.64%	5.00%	1,000.00	1,016.94	8.34

[1]
Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratios of the Long Short Equity Fund and the Multi-Hedge Strategies Fund would be 1.57% and 1.17%, respectively.

[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2014 to December 31, 2014.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended December 31, 2014, the Long Short Equity Fund returned 2.79%. The Fund’s benchmark, the HFRX Equity Hedge Fund Index, returned 1.42% for the one-year period ended December 31, 2014.

The annualized risk for the Fund was 7.4%, which was higher than the 5.2% annualized risk of the HFRX Equity Hedge Fund Index. On a risk-adjusted basis, the Fund produced 1.27% of alpha relative to the HFRX Equity Hedge Fund Index as the realized beta for the year was 1.10.

The factor and industry trend-based strategies used in the Fund were generally flat for 2014. The factor-based return contributions were marginally positive, while the industry-based contributions were marginally negative. Stock specific risk, or residual return, was also marginally negative. The Fund seeks to profit from factor and industry trends and expects the long-term contribution from stock selection to be negligible.

Through the first three quarters of the year the factor and industry allocations contributed negatively to Fund performance; however, due to a strong fourth quarter both allocations ended the year predominantly flat.

For the year, average long exposure to Relative Strength and short exposure to Book/Price factors provided the greatest positive contribution to Fund performance, while long exposures to both Dividend Yield and Size factors were the worst contributors. Average long exposures to Drug companies and Airlines provided the greatest positive industry contributions, while average long exposures to both Business Services and Precious Metals provided the worst contributions. Equity market beta was the greatest overall positive contributor as the Fund maintained an average estimated beta of 60% throughout the year.

Performance displayed represents past performance which is no guarantee of future results.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Holdings Diversification (Market Exposure as % of Net Assets)

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Cumulative Fund Performance*,†

Inception Date: May 1, 2002

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	6.7%
Clear Channel Outdoor Holdings, Inc. — Class A	0.7%
Cubist Pharmaceuticals, Inc.	0.7%
Halyard Health, Inc.	0.6%
United Continental Holdings, Inc.	0.6%
Graham Holdings Co. — Class B	0.6%
American Airlines Group, Inc.	0.6%
Delta Air Lines, Inc.	0.6%
Murphy USA, Inc.	0.6%
Regeneron Pharmaceuticals, Inc.	0.5%
Top Ten Total	12.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns
Periods Ended December 31, 2014*,†

	1 Year	5 Year	10 Year
Long Short Equity Fund	2.79%	5.55%	4.39%
HFRX Equity Hedge Fund Index†	1.42%	0.81%	0.31%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Fund Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2014
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 86.6%

CONSUMER, NON-CYCLICAL - 35.9%
Cubist Pharmaceuticals, Inc.*,1	1,961	$197,374
Halyard Health, Inc.*,1	4,015	182,561
Graham Holdings Co. — Class B1	195	168,423
Regeneron Pharmaceuticals, Inc.*,1	400	164,099
Tenet Healthcare Corp.*,1	3,153	159,763
Apollo Education Group, Inc. — Class A*,1	4,681	159,669
Ingredion, Inc.1	1,878	159,330
Hain Celestial Group, Inc.*,1	2,728	159,015
Centene Corp.*,1	1,527	158,579
ResMed, Inc.	2,825	158,369
LifePoint Hospitals, Inc.*,1	2,200	158,202
Humana, Inc.1	1,100	157,993
Constellation Brands, Inc. — Class A*,1	1,600	157,072
Celgene Corp.*,1	1,400	156,604
ServiceMaster Global Holdings, Inc.*,1	5,834	156,176
Sirona Dental Systems, Inc.*,1	1,778	155,344
Catamaran Corp.*,1	3,000	155,250
Bunge Ltd.1	1,700	154,547
Hospira, Inc.*,1	2,520	154,350
Pinnacle Foods, Inc.1	4,339	153,167
Health Net, Inc.*,1	2,858	152,989
Hologic, Inc.*,1	5,700	152,418
Alkermes plc*,1	2,600	152,255
Service Corporation International1	6,700	152,090
Coca-Cola Enterprises, Inc.1	3,437	151,984
Premier, Inc. — Class A*,1	4,524	151,690
Cardinal Health, Inc.1	1,878	151,611
McGraw Hill Financial, Inc.1	1,700	151,266
Community Health Systems, Inc.*,1	2,800	150,976
Anthem, Inc.1	1,200	150,804
Archer-Daniels-Midland Co.1	2,900	150,800
JM Smucker Co.1	1,493	150,763
Dr Pepper Snapple Group, Inc.1	2,103	150,743
Flowers Foods, Inc.1	7,855	150,737
Align Technology, Inc.*,1	2,684	150,062
Myriad Genetics, Inc.*,2	4,403	149,966
Monster Beverage Corp.*,1	1,383	149,848
Teleflex, Inc.1	1,300	149,266
Hormel Foods Corp.1	2,861	149,058
Alexion Pharmaceuticals, Inc.*,1	800	148,024
Altria Group, Inc.1	3,000	147,810
Aetna, Inc.1	1,662	147,635
Zimmer Holdings, Inc.1	1,300	147,446
H&R Block, Inc.1	4,374	147,316
Varian Medical Systems, Inc.*,1	1,700	147,067
Hill-Rom Holdings, Inc.1	3,213	146,577
Incyte Corp.*,1	2,000	146,220
McCormick & Company, Inc.1	1,960	145,628
DeVry Education Group, Inc.1	3,045	144,546
Eli Lilly & Co.1	2,095	144,534
Alere, Inc.*,1	3,800	144,400
AmerisourceBergen Corp. — Class A1	1,600	144,256
DENTSPLY International, Inc.1	2,700	143,829
Molson Coors Brewing Co. — Class B1	1,923	143,302
Tyson Foods, Inc. — Class A1	3,566	142,961
WhiteWave Foods Co. — Class A*,1	4,063	142,164
Brown-Forman Corp. — Class B1	1,600	140,544
Philip Morris International, Inc.1	1,700	138,465
Biogen Idec, Inc.*,1	400	135,780
Pilgrim’s Pride Corp.*,2	4,131	135,455
Patterson Companies, Inc.1	2,800	134,680
CR Bard, Inc.1	800	133,296
Seattle Genetics, Inc.*,1	3,981	127,910
Gilead Sciences, Inc.*,1	1,347	126,968
Hertz Global Holdings, Inc.*,1	4,900	122,207
Mylan, Inc.*,1	2,029	114,375
Clorox Co.1	970	101,084
Jazz Pharmaceuticals plc*,1	605	99,057
Zoetis, Inc.1	2,256	97,076
Bristol-Myers Squibb Co.1	1,600	94,448
Kraft Foods Group, Inc.1	1,405	88,037
Henry Schein, Inc.*,1	600	81,690
Salix Pharmaceuticals Ltd.*,1	601	69,079
McKesson Corp.1	300	62,274
Morningstar, Inc.1	800	51,768
Avis Budget Group, Inc.*,1	683	45,303
Quest Diagnostics, Inc.1	559	37,487
Alnylam Pharmaceuticals, Inc.*,1	377	36,569
ConAgra Foods, Inc.1	571	20,716
Campbell Soup Co.1	459	20,196
Vectrus, Inc.*,1	579	15,865
Boston Scientific Corp.*,1	700	9,275
Total Consumer, Non-cyclical		10,808,532

CONSUMER, CYCLICAL - 11.3%
United Continental Holdings, Inc.*,1	2,613	174,784
American Airlines Group, Inc.1	3,125	167,594
Delta Air Lines, Inc.1	3,376	166,065
Michaels Companies, Inc.*,1	6,400	158,272
Alaska Air Group, Inc.1	2,624	156,810
Goodyear Tire & Rubber Co.1	5,488	156,792
Chico’s FAS, Inc.1	9,643	156,313
Southwest Airlines Co.1	3,687	156,034
Dick’s Sporting Goods, Inc.1	3,075	152,674
CST Brands, Inc.1	3,500	152,635
Penske Automotive Group, Inc.1	3,100	152,117
Taylor Morrison Home Corp. — Class A*,1	7,920	149,609
Harman International Industries, Inc.1	1,364	145,552
Abercrombie & Fitch Co. — Class A1	5,081	145,520
Sears Holdings Corp.*,2	4,400	145,112
Spirit Airlines, Inc.*,1	1,916	144,811
Regal Entertainment Group — Class A1	6,538	139,652
Copa Holdings S.A. — Class A1	1,313	136,079
Gaming and Leisure Properties, Inc.1	4,600	134,964
NVR, Inc.*,1	100	127,533

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
LONG SHORT EQUITY FUND

	Shares	Value

Urban Outfitters, Inc.*,1	3,446	$121,058
Wynn Resorts Ltd.1	800	119,008
Toll Brothers, Inc.*,1	2,300	78,821
Genuine Parts Co.1	200	21,314
JC Penney Company, Inc.*	700	4,536
Total Consumer, Cyclical		3,363,659

FINANCIAL - 9.2%
FNFV Group*,1	10,398	163,665
Interactive Brokers Group, Inc. — Class A1	5,455	159,068
Plum Creek Timber Company, Inc.1	3,600	154,044
StanCorp Financial Group, Inc.1	2,200	153,692
Rayonier, Inc.1	5,500	153,670
Voya Financial, Inc.1	3,600	152,568
SLM Corp.1	14,944	152,280
Home Properties, Inc.1	2,311	151,602
Post Properties, Inc.1	2,565	150,745
Fulton Financial Corp.1	12,149	150,162
Genworth Financial, Inc. — Class A*,1	17,200	146,200
CoreLogic, Inc.*,1	4,600	145,314
Bank of Hawaii Corp.1	2,444	144,954
American National Insurance Co.1	1,267	144,767
Two Harbors Investment Corp.1	14,444	144,729
Artisan Partners Asset Management, Inc. — Class A1	2,836	143,303
Chimera Investment Corp.1	44,604	141,841
Bank of New York Mellon Corp.1	2,968	120,412
Associated Banc-Corp.1	1,064	19,822
Total Financial		2,692,838

INDUSTRIAL - 9.2%
Sonoco Products Co.1	3,586	156,709
TransDigm Group, Inc.1	786	154,331
J.B. Hunt Transport Services, Inc.1	1,820	153,334
Leggett & Platt, Inc.1	3,595	153,182
Greif, Inc. — Class A1	3,241	153,073
Exelis, Inc.1	8,576	150,337
CH Robinson Worldwide, Inc.1	2,000	149,780
Con-way, Inc.1	3,034	149,212
Old Dominion Freight Line, Inc.*,1	1,915	148,681
Carlisle Companies, Inc.1	1,635	147,543
Expeditors International of Washington, Inc.1	3,300	147,213
Kansas City Southern1	1,200	146,436
Energizer Holdings, Inc.1	1,137	146,173
Norfolk Southern Corp.1	1,284	140,739
Genesee & Wyoming, Inc. — Class A*,1	1,560	140,275
Landstar System, Inc.1	1,888	136,937
Clean Harbors, Inc.*,1	2,617	125,747
GoPro, Inc. — Class A*,2	1,693	107,031
AMERCO1	160	45,482
Hexcel Corp.*,1	757	31,408
Total Industrial		2,683,623

UTILITIES - 7.7%
Pinnacle West Capital Corp.1	2,400	163,944
Great Plains Energy, Inc.1	5,637	160,147
FirstEnergy Corp.1	4,100	159,859
American Electric Power Company, Inc.1	2,600	157,872
Entergy Corp.1	1,800	157,464
Edison International1	2,400	157,152
Westar Energy, Inc.1	3,800	156,712
TECO Energy, Inc.1	7,641	156,564
Questar Corp.1	6,140	155,219
Vectren Corp.	3,304	152,744
Exelon Corp.1	4,100	152,028
Aqua America, Inc.1	5,644	150,695
MDU Resources Group, Inc.1	6,300	148,050
PPL Corp.1	3,980	144,593
OGE Energy Corp.1	2,900	102,892
Duke Energy Corp.1	400	33,416
Consolidated Edison, Inc.1	257	16,965
Total Utilities		2,326,316

COMMUNICATIONS - 6.8%
Clear Channel Outdoor Holdings, Inc. — Class A1	19,156	202,862
JDS Uniphase Corp.*,1	11,442	156,984
F5 Networks, Inc.*,1	1,200	156,558
Palo Alto Networks, Inc.*,1	1,271	155,786
ARRIS Group, Inc.*,1	5,071	153,094
EchoStar Corp. — Class A*,1	2,900	152,250
Harris Corp.1	2,100	150,822
Juniper Networks, Inc.1	6,757	150,816
CommScope Holding Company, Inc.*,1	6,526	148,989
CenturyLink, Inc.1	3,764	148,979
Frontier Communications Corp.1	21,692	144,686
Windstream Holdings, Inc.	15,378	126,715
Level 3 Communications, Inc.*,1	1,993	98,414
Arista Networks, Inc.*,2	347	21,084
Total Communications		1,968,039

TECHNOLOGY - 5.4%
Freescale Semiconductor Ltd.*,1	6,500	163,995
Brocade Communications Systems, Inc.1	13,100	155,105
Atmel Corp.*,1	18,200	152,789
Broadridge Financial Solutions, Inc.1	3,300	152,394
Leidos Holdings, Inc.1	3,500	152,320
QUALCOMM, Inc.1	2,000	148,660
Teradyne, Inc.1	7,500	148,425
MSCI, Inc. — Class A1	3,100	147,064
Teradata Corp.*,1	3,000	131,040
VeriFone Systems, Inc.*,1	3,000	111,600
ON Semiconductor Corp.*,1	10,219	103,518
Rovi Corp.*,1	2,058	46,490
Marvell Technology Group Ltd.1	800	11,600
Advanced Micro Devices, Inc.*,2	3,406	9,094
Total Technology		1,634,094

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
LONG SHORT EQUITY FUND

	Shares	Value

ENERGY - 0.6%
Murphy USA, Inc.*,1	2,400	$165,264

BASIC MATERIALS - 0.5%
Domtar Corp.1	3,519	141,535

Total Common Stocks
(Cost $23,858,788)		25,783,900

MUTUAL FUNDS†,3 - 6.7%
Guggenheim Strategy Fund I	80,966	2,011,202
Guggenheim Strategy Fund II	436	10,845
Total Mutual Funds
(Cost $2,032,547)		2,022,047

	Face Amount

SECURITIES LENDING COLLATERAL††,4 - 1.4%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$272,408	272,408
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	110,098	110,098
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	52,211	52,211
Total Securities Lending Collateral
(Cost $434,717)		434,717

Total Investments - 94.7%
(Cost $26,326,052)		$28,240,664

COMMON STOCKS SOLD SHORT† - (27.6)%
	Shares
BASIC MATERIALS - (0.2)%
Freeport-McMoRan, Inc.	2,413	(56,368)

TECHNOLOGY - (0.2)%
Apple, Inc.	650	(71,747)

UTILITIES - (0.4)%
Calpine Corp.*	3,142	(69,532)
AES Corp.	5,454	(75,102)
Total Utilities		(144,634)

CONSUMER, CYCLICAL - (1.4)%
Lowe’s Companies, Inc.	301	(20,709)
LKQ Corp.*	2,560	(71,987)
Ford Motor Co.	4,726	(73,253)
Allison Transmission Holdings, Inc.	2,248	(76,207)
TJX Companies, Inc.	1,151	(78,936)
Home Depot, Inc.	753	(79,042)
Total Consumer, Cyclical		(400,134)

COMMUNICATIONS - (2.0)%
Google, Inc. — Class A*	66	(35,024)
Liberty Global plc*	776	(37,489)
Liberty Global plc — Class A*	752	(37,754)
Sprint Corp.*	12,069	(50,086)
T-Mobile US, Inc.*	2,602	(70,098)
Walt Disney Co.	814	(76,671)
eBay, Inc.*	1,373	(77,053)
United States Cellular Corp.*	1,962	(78,146)
Facebook, Inc. — Class A*	1,006	(78,488)
Total Communications		(540,809)

CONSUMER, NON-CYCLICAL - (2.0)%
Charles River Laboratories International, Inc.*	380	(24,183)
United Rentals, Inc.*	659	(67,225)
Avon Products, Inc.	7,281	(68,369)
Quanta Services, Inc.*	2,542	(72,167)
Abbott Laboratories	1,657	(74,598)
Kimberly-Clark Corp.	653	(75,448)
Estee Lauder Companies, Inc. — Class A	1,011	(77,038)
Avery Dennison Corp.	1,500	(77,820)
Coty, Inc. — Class A*	3,784	(78,177)
Total Consumer, Non-cyclical		(615,025)

FINANCIAL - (5.0)%
MetLife, Inc.	540	(29,209)
General Growth Properties, Inc.	1,228	(34,544)
Ocwen Financial Corp.*	2,826	(42,673)
Markel Corp.*	81	(55,310)
Boston Properties, Inc.	537	(69,107)
Public Storage	388	(71,722)
CIT Group, Inc.	1,517	(72,558)
TFS Financial Corp.	4,929	(73,368)
Citigroup, Inc.	1,375	(74,401)
Simon Property Group, Inc.	410	(74,665)
New York Community Bancorp, Inc.	4,682	(74,912)
ACE Ltd.	655	(75,246)
Travelers Companies, Inc.	714	(75,577)
AvalonBay Communities, Inc.	465	(75,976)
Wells Fargo & Co.	1,391	(76,255)
American Express Co.	820	(76,293)
Equity Residential	1,065	(76,510)
American International Group, Inc.	1,368	(76,622)
People’s United Financial, Inc.	5,050	(76,659)
JPMorgan Chase & Co.	1,229	(76,911)

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
LONG SHORT EQUITY FUND

	Shares	Value

Bank of America Corp.	4,341	$(77,661)
Total Financial		(1,436,179)

INDUSTRIAL - (6.5)%
Thermo Fisher Scientific, Inc.	69	(8,645)
KBR, Inc.	753	(12,763)
Keysight Technologies, Inc.*	684	(23,099)
Trinity Industries, Inc.	1,490	(41,735)
Caterpillar, Inc.	558	(51,074)
Agilent Technologies, Inc.	1,369	(56,047)
Flowserve Corp.	1,051	(62,881)
Teekay Corp.	1,250	(63,613)
Xylem, Inc.	1,715	(65,290)
Chicago Bridge & Iron Company N.V.	1,596	(67,000)
Fluor Corp.	1,144	(69,361)
Armstrong World Industries, Inc.*	1,373	(70,188)
Jacobs Engineering Group, Inc.*	1,571	(70,208)
Hubbell, Inc. — Class B	667	(71,256)
SBA Communications Corp. — Class A*	645	(71,440)
General Electric Co.	2,830	(71,514)
Wabtec Corp.	833	(72,379)
USG Corp.*	2,629	(73,585)
AECOM Technology Corp.*	2,444	(74,224)
Tidewater, Inc.	2,295	(74,380)
Ball Corp.	1,093	(74,510)
3M Co.	460	(75,587)
Acuity Brands, Inc.	541	(75,778)
Zebra Technologies Corp. — Class A*	979	(75,784)
Danaher Corp.	889	(76,196)
AMETEK, Inc.	1,458	(76,735)
Masco Corp.	3,056	(77,011)
Middleby Corp.*	792	(78,488)
Sealed Air Corp.	1,899	(80,575)
Total Industrial		(1,861,346)

ENERGY - (9.9)%
California Resources Corp.*	318	(1,752)
Noble Energy, Inc.	273	(12,948)
Cimarex Energy Co.	229	(24,274)
Peabody Energy Corp.	4,194	(32,462)
Continental Resources, Inc.*	1,044	(40,048)
QEP Resources, Inc.	2,461	(49,761)
Unit Corp.*	1,463	(49,888)
Range Resources Corp.	1,059	(56,604)
Antero Resources Corp.*	1,400	(56,812)
Concho Resources, Inc.*	595	(59,351)
RPC, Inc.	4,649	(60,623)
Marathon Oil Corp.	2,164	(61,220)
Seventy Seven Energy, Inc.*	11,398	(61,663)
Oil States International, Inc.*	1,281	(62,641)
Oasis Petroleum, Inc.*	3,883	(64,225)
Hess Corp.	890	(65,700)
Dril-Quip, Inc.*	863	(66,218)
Williams Companies, Inc.	1,481	(66,556)
Southwestern Energy Co.*	2,450	(66,861)
Atwood Oceanics, Inc.	2,381	(67,549)
Seadrill Ltd.	5,686	(67,891)
Oceaneering International, Inc.	1,164	(68,455)
Murphy Oil Corp.	1,396	(70,526)
Frank’s International N.V.	4,259	(70,827)
Cabot Oil & Gas Corp. — Class A	2,413	(71,449)
Patterson-UTI Energy, Inc.	4,314	(71,569)
Spectra Energy Corp.	1,992	(72,310)
Helmerich & Payne, Inc.	1,081	(72,881)
National Oilwell Varco, Inc.	1,119	(73,328)
Occidental Petroleum Corp.	910	(73,355)
Exxon Mobil Corp.	796	(73,590)
Apache Corp.	1,176	(73,700)
Cameron International Corp.*	1,476	(73,726)
ConocoPhillips	1,068	(73,756)
Nabors Industries Ltd.	5,690	(73,856)
FMC Technologies, Inc.*	1,580	(74,007)
Schlumberger Ltd.	872	(74,478)
Pioneer Natural Resources Co.	501	(74,574)
Chevron Corp.	665	(74,599)
Newfield Exploration Co.*	2,783	(75,475)
EOG Resources, Inc.	823	(75,774)
Devon Energy Corp.	1,241	(75,961)
Cheniere Energy, Inc.*	1,090	(76,736)
Anadarko Petroleum Corp.	937	(77,302)
Superior Energy Services, Inc.	3,861	(77,799)
Rowan Companies plc — Class A	3,454	(80,545)
Total Energy		(2,945,625)

Total Common Stock Sold Short
(Proceeds $8,563,950)		(8,071,867)

Total Securities Sold Short- (27.6)%
(Proceeds $8,563,950)		$(8,071,867)
Other Assets & Liabilities, net - 32.9%		9,872,301
Total Net Assets - 100.0%		$30,041,098

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
LONG SHORT EQUITY FUND

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $513,000)	5	$(11,556)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is pledged as short security collateral at December 31, 2014.
2	All or portion of this security is on loan at December 31, 2014 — See Note 6.
3	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 11.
4	Securities lending collateral — See Note 6.
plc — Public Limited Company

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $419,315 of securities loaned (cost $25,891,335)	$27,805,947
Repurchase agreements, at value (cost $434,717)	434,717
Total investments (cost $26,326,052)	28,240,664
Segregated cash with broker	8,661,652
Cash	1,696,258
Receivables:
Dividends	38,787
Fund shares sold	18,793
Securities lending income	6,331
Variation margin	6,175
Total assets	38,668,660

Liabilities:
Securities sold short, at value (proceeds $8,563,950)	8,071,867
Payable for:
Upon return of securities loaned	435,850
Management fees	22,964
Fund shares redeemed	12,323
Investor service fees	6,379
Securities purchased	2,889
Transfer agent and administrative fees	2,552
Portfolio accounting fees	2,552
Miscellaneous	70,186
Total liabilities	8,627,562
Net assets	$30,041,098

Net assets consist of:
Paid in capital	$38,805,941
Undistributed net investment income	1
Accumulated net realized loss on investments	(11,159,983)
Net unrealized appreciation on investments	2,395,139
Net assets	$30,041,098
Capital shares outstanding	1,991,979
Net asset value per share	$15.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $310)	$535,337
Income from securities lending, net	47,509
Interest	999
Total investment income	583,845

Expenses:
Management fees	353,236
Transfer agent and administrative fees	39,248
Investor service fees	98,121
Portfolio accounting fees	39,248
Short sales dividend expense	154,416
Prime broker interest expense	62,961
Custodian fees	5,059
Trustees’ fees*	3,516
Line of credit interest expense	246
Miscellaneous	76,527
Total expenses	832,578
Net investment loss	(248,733)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,307,192
Futures contracts	(32,514)
Securities sold short	(1,286,426)
Net realized gain	1,988,252
Net change in unrealized appreciation (depreciation) on:
Investments	(2,061,756)
Securities sold short	775,113
Futures contracts	(11,556)
Net change in unrealized appreciation (depreciation)	(1,298,199)
Net realized and unrealized gain	690,053
Net increase in net assets resulting from operations	$441,320

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(248,733)	$(451,631)
Net realized gain on investments	1,988,252	4,833,184
Net change in unrealized appreciation (depreciation) on investments	(1,298,199)	2,605,287
Net increase in net assets resulting from operations	441,320	6,986,840

Distributions to shareholders from:
Net investment income	—	(1,298)
Total distributions to shareholders	—	(1,298)

Capital share transactions:
Proceeds from sale of shares	7,384,261	19,761,648
Distributions reinvested	—	1,298
Cost of shares redeemed	(23,079,731)	(20,109,182)
Net decrease from capital share transactions	(15,695,470)	(346,236)
Net increase (decrease) in net assets	(15,254,150)	6,639,306

Net assets:
Beginning of year	45,295,248	38,655,942
End of year	$30,041,098	$45,295,248
Undistributed net investment income/Accumulated net investment loss at end of year	$1	$(392)

Capital share activity:
Shares sold	508,054	1,474,084
Shares issued from reinvestment of distributions	—	92
Shares redeemed	(1,604,242)	(1,480,360)
Net decrease in shares	(1,096,188)	(6,184)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$14.67	$12.49	$11.96	$12.80	$11.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.14)	— [b]	(.03)	(.05)
Net gain (loss) on investments (realized and unrealized)	.50	2.32	.53	(.81)	1.34
Total from investment operations	.41	2.18	.53	(.84)	1.29
Less distributions from:
Net investment income	—	(—)[c]	—	—	—
Total distributions	—	(—)	—	—	—
Net asset value, end of period	$15.08	$14.67	$12.49	$11.96	$12.80

Total Return[d]	2.79%	17.46%	4.43%	(6.56%)	11.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,041	$45,295	$38,656	$40,037	$56,043
Ratios to average net assets:
Net investment income (loss)	(0.63%)	(1.05%)	0.00%[e]	(0.26%)	(0.47%)
Total expenses[f,g]	2.12%	2.28%	1.86%	1.76%	1.72%
Portfolio turnover rate	316%	292%	203%	167%	314%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[e]	Less than 0.01%
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Total expenses may include interest and dividend expense. Excluding interest and dividend expense related to short sales, operating expense ratios for the years ended December 31 would be:

2014	2013	2012	2011	2010
1.57%	1.62%	1.73%	1.76%	1.71%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

For the one-year period ended December 31, 2014, the Global Managed Futures Strategy Fund returned 12.08%. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Fund’s cash benchmark, returned 0.04%.

As a result of market turbulence and trend reversals at the beginning of 2014, the Fund experienced negative performance in the first quarter of the year. The remaining three quarters of 2014, however, were all positive, and the Fund finished 2014 with a double-digit return.

Throughout 2014, the best performing asset class was fixed income, particularly long positions in European bond futures. Positions in commodity and foreign exchange futures contributed positively to Fund returns on the year, while equities broke even. The individual markets that contributed most strongly to the Fund’s return were positions in Gas Oil, the German Government 10-Year Bond, and the Japanese Yen. Among the markets that most detracted from the Fund’s return were positions in the Australian dollar, West Texas Intermediate Crude, and the Hang Seng China Enterprises Stock Index.

The Fund is comprised of several proprietary strategies which systematically exploit inefficiencies occurring within and between markets and trade commodity, currency, equity and fixed income markets around the globe. These strategies enabled the fund to achieve its objective of positive absolute returns for the year.

The Fund takes advantage of Guggenheim’s fixed income expertise in managing the Fund’s cash positions primarily through the use of the Guggenheim Strategy Funds.

At year end, the fund was long fixed income, long the U.S. dollar, and long most equity index markets with a few short positions. The fund was short most commodities, with notable exceptions being long gold, long soybeans, and long live cattle.

Performance displayed represents past performance which is no guarantee of future results.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Consolidated Holdings Diversification
(Market Exposure as % of Net Assets)

"Consolidated Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Cumulative Fund Performance*,†

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	25.9%
Guggenheim Strategy Fund II	23.3%
Guggenheim Strategy Fund III	17.2%
Guggenheim Strategy Fund I	8.8%
Total	75.2%

“Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns
Periods Ended December 31, 2014*,†

	1 Year	5 Year	Since Inception (11/07/08)
Global Managed Futures Strategy Fund	12.08%	-2.09%	-2.89%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.04%	0.09%	0.87%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2014
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 75.2%
Guggenheim Variable Insurance Strategy Fund III	119,474	$2,967,722
Guggenheim Strategy Fund II	107,180	2,663,431
Guggenheim Strategy Fund III	79,194	1,967,188
Guggenheim Strategy Fund I	40,346	1,002,192
Total Mutual Funds
(Cost $8,630,771)		8,600,533

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 8.8%
Farmer Mac3
0.06% due 01/08/15	$300,000	299,997
Fannie Mae2
0.09% due 05/01/15	300,000	299,909
Federal Farm Credit3
0.04% due 01/06/15	200,000	199,999
Federal Home Loan Bank3
0.06% due 01/14/15	200,000	199,996
Total Federal Agency Discount Notes
(Cost $999,901)		999,901

REPURCHASE AGREEMENTS††,4 - 6.1%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	230,326	230,326
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	230,325	230,325
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	230,325	230,325
Total Repurchase Agreements
(Cost $690,976)		690,976

Total Investments - 90.1%
(Cost $10,321,648)		$10,291,410
Other Assets & Liabilities, net - 9.9%		1,141,951
Total Net Assets - 100.0%		$11,433,361

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2015 Euro - Bund Futures Contracts†† (Aggregate Value of Contracts $3,773,946)	20	$73,149
March 2015 Japanese Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $12,341,668)	10	54,138
March 2015 Euro - Bobl Futures Contracts†† (Aggregate Value of Contracts $7,732,909)	49	52,833
March 2015 U.S. Treasury Long Bond Futures Contracts (Aggregate Value of Contracts $1,734,000)	12	42,490
March 2015 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $660,500)	4	28,716
March 2015 Australian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $1,569,648)	15	15,399
March 2015 Euro - Schatz Futures Contracts†† (Aggregate Value of Contracts $14,923,579)	111	12,231
March 2015 Canadian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $833,939)	7	10,354
March 2015 Long Gilt Futures Contracts†† (Aggregate Value of Contracts $372,504)	2	8,481
March 2015 Australian Government 3 Year Bond Futures Contracts†† (Aggregate Value of Contracts $2,362,556)	26	7,287
March 2015 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $126,688)	1	477

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
GLOBAL MANAGED FUTURES STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

March 2015 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $950,938)	8	$(530)
(Total Aggregate Value of Contracts $47,382,925)		$305,025

EQUITY FUTURES CONTRACTS PURCHASED†
January 2015 Amsterdam Index Futures Contracts†† (Aggregate Value of Contracts $508,223)	5	$25,651
January 2015 H-Shares Index Futures Contracts†† (Aggregate Value of Contracts $231,008)	3	9,411
March 2015 SPI 200 Index Futures Contracts†† (Aggregate Value of Contracts $217,333)	2	8,251
March 2015 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $579,600)	4	5,486
January 2015 MSCI Taiwan Stock Index Futures Contracts (Aggregate Value of Contracts $410,724)	12	2,214
January 2015 IBEX 35 Index Futures Contracts†† (Aggregate Value of Contracts $122,895)	1	2,166
March 2015 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $710,120)	8	1,665
March 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $923,400)	9	527
March 2015 FTSE 100 Index Futures Contracts†† (Aggregate Value of Contracts $301,511)	3	416
March 2015 Topix Index Futures Contracts†† (Aggregate Value of Contracts $347,989)	3	(2,792)
March 2015 Nikkei 225 (OSE) Index Futures Contracts†† (Aggregate Value of Contracts $287,315)	2	(3,454)
March 2015 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $677,320)	8	(8,263)
(Total Aggregate Value of Contracts $5,317,438)		$41,278

COMMODITY FUTURES CONTRACTS PURCHASED†
February 2015 Gold 100 oz. Futures Contracts (Aggregate Value of Contracts $118,270)	1	$2,027
March 2015 Wheat Futures Contracts (Aggregate Value of Contracts $118,000)	4	1,303
February 2015 LME Zinc Futures Contracts (Aggregate Value of Contracts $53,957)	1	(476)
March 2015 Soybean Futures Contracts (Aggregate Value of Contracts $153,450)	3	(2,714)
March 2015 Coffee ‘C’ Futures Contracts (Aggregate Value of Contracts $63,113)	1	(5,872)
February 2015 Live Cattle Futures Contracts (Aggregate Value of Contracts $726,330)	11	(17,988)
(Total Aggregate Value of Contracts $1,233,120)		$(23,720)

COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2015 Sugar #11 Futures Contracts (Aggregate Value of Contracts $538,877)	33	$73,902
February 2015 Gas Oil Futures Contracts (Aggregate Value of Contracts $590,150)	11	64,423
February 2015 Natural Gas Futures Contracts (Aggregate Value of Contracts $146,000)	5	35,293
March 2015 Brent Crude Futures Contracts (Aggregate Value of Contracts $292,300)	5	34,018

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
GLOBAL MANAGED FUTURES STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

February 2015 LME Primary Aluminum Futures Contracts (Aggregate Value of Contracts $320,005)	7	$11,919
March 2015 Hard Red Winter Wheat Futures Contracts (Aggregate Value of Contracts $157,125)	5	4,661
February 2015 Lean Hogs Futures Contracts (Aggregate Value of Contracts $129,720)	4	4,460
March 2015 Copper Futures Contracts (Aggregate Value of Contracts $211,875)	3	3,538
March 2015 Cotton #2 Futures Contracts (Aggregate Value of Contracts $180,750)	6	1,004
February 2015 LME Lead Futures Contracts (Aggregate Value of Contracts $46,126)	1	779
March 2015 Silver Futures Contracts (Aggregate Value of Contracts $156,900)	2	(168)
March 2015 Corn Futures Contracts (Aggregate Value of Contracts $59,588)	3	(644)
February 2015 New York Harbor Ultra-Low Sulfur Diesel Futures Contracts (Aggregate Value of Contracts $77,843)	1	(1,160)
(Total Aggregate Value of Contracts $2,907,259)		$232,025

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2015 Euro FX Futures Contracts (Aggregate Value of Contracts $756,750)	5	$14,575
March 2015 Swiss Franc Futures Contracts (Aggregate Value of Contracts $377,700)	3	10,555
March 2015 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $601,510)	7	7,381
March 2015 Japanese Yen Futures Contracts (Aggregate Value of Contracts $1,461,950)	14	3,837
March 2015 British Pound Futures Contracts (Aggregate Value of Contracts $389,375)	4	(400)
March 2015 Australian Dollar Futures Contracts (Aggregate Value of Contracts $81,220)	1	(505)
(Total Aggregate Value of Contracts $3,668,505)		$35,443

EQUITY FUTURES CONTRACTS SOLD SHORT†
January 2015 Hang Seng Index Futures Contracts†† (Aggregate Value of Contracts $151,892)	1	$1,590
March 2015 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $120,130)	1	(2,082)
January 2015 CAC40 10 Euro Index Futures Contracts†† (Aggregate Value of Contracts $204,582)	4	(4,148)
(Total Aggregate Value of Contracts $476,604)		$(4,640)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 11.
2	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
3	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
4	Repurchase Agreements — See Note 5.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $9,630,672)	$9,600,434
Repurchase agreements, at value (cost $690,976)	690,976
Total investments (cost $10,321,648)	10,291,410
Foreign currency, at value (cost $64,217)	64,053
Segregated cash with broker	962,487
Receivables:
Securities sold	1,300,000
Fund shares sold	176,635
Dividends	14,717
Variation margin	8,680
Total assets	12,817,982

Liabilities:
Overdraft due to custodian bank	1,314,162
Due to broker	23,079
Payable for:
Securities purchased	15,212
Management fees	9,514
Investor service fees	2,653
Fund shares redeemed	2,089
Transfer agent and administrative fees	1,061
Portfolio accounting fees	1,061
Miscellaneous	15,790
Total liabilities	1,384,621
Net assets	$11,433,361

Net assets consist of:
Paid in capital	$10,384,969
Undistributed net investment income	318,674
Accumulated net realized gain on investments and foreign currency	174,687
Net unrealized appreciation on investments and foreign currency	555,031
Net assets	$11,433,361
Capital shares outstanding	547,232
Net asset value per share	$20.89

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$90,237
Interest	510
Total investment income	90,747

Expenses:
Management fees	94,412
Transfer agent and administrative fees	9,733
Investor service fees	24,331
Portfolio accounting fees	9,733
Professional fees	8,669
Custodian fees	1,214
Trustees’ fees*	733
Line of credit interest expense	69
Miscellaneous	13,614
Total expenses	162,508
Less:
Expenses waived by Adviser	(6,790)
Net expenses	155,718
Net investment loss	(64,971)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(9,889)
Futures contracts	1,256,485
Foreign currency	(3,163)
Net realized gain	1,243,433
Net change in unrealized appreciation (depreciation) on:
Investments	(30,240)
Futures contracts	169,623
Foreign currency	(175)
Net change in unrealized appreciation (depreciation)	139,208
Net realized and unrealized gain	1,382,641
Net increase in net assets resulting from operations	$1,317,670

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(64,971)	$(138,434)
Net realized gain (loss) on investments and foreign currency	1,243,433	(6,852)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	139,208	351,748
Net increase in net assets resulting from operations	1,317,670	206,462

Capital share transactions:
Proceeds from sale of shares	6,594,715	3,214,155
Cost of shares redeemed	(5,709,810)	(3,508,898)
Net increase (decrease) from capital share transactions	884,905	(294,743)
Net increase (decrease) in net assets	2,202,575	(88,281)

Net assets:
Beginning of year	9,230,786	9,319,067
End of year	$11,433,361	$9,230,786
Undistributed net investment income at end of year	$318,674	$—

Capital share activity:
Shares sold	347,248	178,063
Shares redeemed	(296,221)	(195,169)
Net increase (decrease) in shares	51,027	(17,106)

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$18.60	$18.15	$20.44	$22.37	$23.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.29)	(.36)	(.46)	(.43)
Net gain (loss) on investments (realized and unrealized)	2.41	.74	(1.93)	(1.47)	(.39)
Total from investment operations	2.29	.45	(2.29)	(1.93)	(.82)
Net asset value, end of period	$20.89	$18.60	$18.15	$20.44	$22.37

Total Return[b]	12.08%	2.59%	(11.20%)	(8.63%)	(3.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,433	$9,231	$9,319	$14,530	$15,633
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(1.60%)	(1.89%)	(2.10%)	(1.96%)
Total expenses[c]	1.67%	1.76%	2.05%	2.26%	2.19%
Net expenses[d]	1.60%	1.64%	2.00%	2.15%	2.09%
Portfolio turnover rate	43%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks long-term capital appreciation with less risk than traditional equity funds.

2014 was the fifth full fiscal year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The Fund seeks capital appreciation with low correlation to equity and fixed income markets, while doing so with low risk–typically in the 5.0% to 8.0% range. The risk-adjusted results for fiscal year 2014 were good for a fifth year, as the Fund generated a 4.66% return with only 3.3% annualized risk, resulting in a Sharpe ratio* of 1.42. In addition to generating a good Sharpe ratio, the Fund did so with correlation** of 48% to the S&P 500 Index and -17% to the Barclays U.S. Aggregate Bond Index over the course of the year.

The S&P 500 had four negative-return calendar months in 2014 and, in two of these months, Multi-Hedge Strategies produced positive returns; the Barclays U.S. Aggregate Bond Index had three negative-return calendar months and, in one of these months, Multi-Hedge Strategies produced a positive return.

The S&P 500 beta-adjusted performance (i.e., alpha) of the Fund for the year was 2.80% as the Fund had a realized beta of 14%. These results demonstrate the Fund’s diversification benefits.

While no longer a replication product, the Fund still maintains the HFRX Global Hedge Fund Index as one of its benchmarks. This benchmark returned -0.58% for the year. In contrast to the diversification benefits provided by the Multi-Hedge Strategies Fund, the HFRX Global Hedge Fund Index had a correlation of 81% to the S&P 500 in 2014. In spite of the greater equity return contribution to the HFRX Global Hedge Fund performance, the Multi-Hedge Strategies Fund has outperformed this index by more than 8% (1.3% annualized), net of fees, since the Fund changed its investment objective on August 1, 2009.

All five of the hedge fund strategies used within the Fund contributed positively to gross fund returns in 2014.

The Fund’s Global Macro strategies contributed the most to gross fund returns with 2.56%. Within Global Macro, the Managed Futures models contributed 2.95%. The Managed Futures models seek to profit from global trends and reversions by trading commodity, currency, equity, and fixed income futures. The Volatility Arbitrage model contributed -0.38%; this strategy seeks to profit from relative value trades across the VIX futures curve.

The Equity Market Neutral strategies contributed 1.28% to gross fund returns. The Quantitative Market Neutral model contributed 1.12%; this model allocates to stocks resulting in a portfolio with tilts toward value and momentum characteristics while seeking equity beta neutrality. The Closed-end Arbitrage model contributed 0.16%; this strategy purchases closed-end funds trading at discounts while hedging the market related risks associated with each fund.

The Long/Short Equity strategies contributed 0.97% to gross fund returns with the Industry and Factor Rotation model contributing 0.54% and the Size model contributing 0.43%. The Industry and Factor Rotation model allocates to industries and risk factors based upon recent trends while typically maintaining a positive equity market beta. The Size model tactically trades the relative performance of large capitalization equities versus small capitalization equities.

The Merger Arbitrage strategy contributed 0.82% to gross fund returns; this strategy typically invests in definitive merger deals and makes allocations based upon the expected return and risk parameters of each trade.

The Treasury Flattener model is the only Fixed Income strategy currently being used and it contributed 0.52% to gross fund returns. The Treasury Flattener model purchases ten-year Treasury note futures and hedges with two-year Treasury note futures on a duration-neutral basis when the yield spread between the two representative bonds is attractive.

Performance displayed represents past performance which is no guarantee of future results.

*
Sharpe Ratio: a risk-adjusted measure calculated using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

**
Correlation is a measurement between -1 and 1, which indicates the linear relationship between two variables. If there is no relationship between two variables, the correlation coefficient is 0. If there is a perfect relationship, the correlation is 1. And if there is a perfect inverse relationship, the correlation is -1.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Consolidated Holdings Diversification
(Market Exposure as % of Net Assets)

 "Consolidated Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Cumulative Fund Performance*,†

Inception Date: November 29, 2005

Ten Largest Holdings (% of Total Net Assets)
TRW Automotive Holdings Corp.	2.2%
Covance, Inc.	1.8%
CareFusion Corp.	1.7%
Protective Life Corp.	1.6%
Sigma-Aldrich Corp.	1.2%
Spansion, Inc. — Class A	1.2%
Guggenheim Strategy Fund II	1.2%
Cleco Corp.	1.2%
Dresser-Rand Group, Inc.	1.2%
Rockwood Holdings, Inc.	1.1%
Top Ten Total	14.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns
Periods Ended December 31, 2014*,†

	1 Year	5 Year	Since Inception (11/29/05)
Multi-Hedge Strategies Fund	4.66%	3.61%	0.51%
HFRX Global Hedge Fund Index	-0.58%	1.04%	0.63%
S&P 500 Index	13.69%	15.45%	10.69%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 54.8%

CONSUMER, NON-CYCLICAL - 12.7%
Covance, Inc.*,1	7,461	$774,751
CareFusion Corp.*,1	12,503	741,928
Lorillard, Inc.1	6,969	438,629
Covidien plc1	4,255	435,201
Cubist Pharmaceuticals, Inc.*	4,316	434,405
Allergan, Inc.1	1,535	326,326
Kroger Co.1	1,876	120,457
Ingredion, Inc.1	1,303	110,547
DENTSPLY International, Inc.1	1,990	106,007
Omnicare, Inc.1	1,427	104,071
Tyson Foods, Inc. — Class A1	2,546	102,069
Archer-Daniels-Midland Co.1	1,952	101,504
Molson Coors Brewing Co. — Class B1	1,321	98,441
Volcano Corp.*	5,488	98,126
Humana, Inc.1	654	93,934
Amgen, Inc.1	574	91,432
Pfizer, Inc.1	2,856	88,964
Avanir Pharmaceuticals, Inc. — Class A*	4,745	80,428
Gentiva Health Services, Inc.*,1	3,793	72,256
General Mills, Inc.1	1,318	70,289
Chiquita Brands International, Inc.*,1	4,774	69,032
Hill-Rom Holdings, Inc.1	1,462	66,696
DaVita HealthCare Partners, Inc.*,1	868	65,742
Tornier N.V.*,1	2,173	55,412
Pilgrim’s Pride Corp.*	1,661	54,464
Cintas Corp.1	656	51,456
Johnson & Johnson1	466	48,730
Charles River Laboratories International, Inc.*,1	755	48,048
Quanta Services, Inc.*,1	1,397	39,661
Dr Pepper Snapple Group, Inc.1	541	38,779
Apollo Education Group, Inc. — Class A*,1	1,056	36,020
United Therapeutics Corp.*,1	277	35,869
JM Smucker Co.1	340	34,333
UnitedHealth Group, Inc.1	327	33,056
DeVry Education Group, Inc.1	679	32,232
Constellation Brands, Inc. — Class A*,1	314	30,825
Cooper Companies, Inc.1	176	28,528
Universal Health Services, Inc. — Class B1	252	28,038
Biogen Idec, Inc.*,1	75	25,459
Anthem, Inc.1	201	25,260
Herbalife Ltd.	571	21,527
Gilead Sciences, Inc.*,1	214	20,172
Myriad Genetics, Inc.*,2	579	19,721
ManpowerGroup, Inc.1	277	18,883
Eli Lilly & Co.1	252	17,385
United Rentals, Inc.*,1	139	14,179
Coca-Cola Enterprises, Inc.1	126	5,572
Edwards Lifesciences Corp.*,1	38	4,840
Mallinckrodt plc*	38	3,763
Total Consumer, Non-cyclical		5,463,447

FINANCIAL - 10.5%
Protective Life Corp.1	9,570	666,552
American Realty Capital Healthcare Trust, Inc.1	30,653	364,770
Hudson City Bancorp, Inc.1	32,067	324,518
Aviv REIT, Inc.1	9,254	319,078
Susquehanna Bancshares, Inc.1	19,116	256,728
Glimcher Realty Trust1	9,099	125,020
Bank of Kentucky Financial Corp.1	2,353	113,579
Hanover Insurance Group, Inc.1	1,581	112,757
Morgan Stanley1	2,886	111,977
SunTrust Banks, Inc.1	2,572	107,767
ACE Ltd.1	933	107,183
Berkshire Hathaway, Inc. — Class B*,1	709	106,456
Everest Re Group Ltd.1	609	103,713
PartnerRe Ltd.1	898	102,489
Chimera Investment Corp.1	31,729	100,898
MFA Financial, Inc.1	12,530	100,115
Wells Fargo & Co.1	1,799	98,621
Ameriprise Financial, Inc.1	654	86,492
CNA Financial Corp.1	2,208	85,472
Bank of America Corp.1	4,547	81,346
Voya Financial, Inc.1	1,873	79,378
Air Lease Corp. — Class A1	2,310	79,256
PNC Financial Services Group, Inc.1	855	78,002
Starwood Property Trust, Inc.1	3,292	76,505
Two Harbors Investment Corp.1	7,491	75,060
American Capital Agency Corp.1	3,350	73,131
Interactive Brokers Group, Inc. — Class A1	2,490	72,608
Capital One Financial Corp.1	805	66,453
AmREIT, Inc.1	2,076	55,097
Allstate Corp.1	644	45,241
Travelers Companies, Inc.1	403	42,658
Axis Capital Holdings Ltd.1	780	39,850
Reinsurance Group of America, Inc. — Class A1	406	35,574
Hudson Valley Holding Corp.	1,246	33,841
Navient Corp.1	1,384	29,909
Annaly Capital Management, Inc.1	2,605	28,160
Taubman Centers, Inc.1	357	27,282
BioMed Realty Trust, Inc.1	1,195	25,740
Assurant, Inc.1	252	17,244
Southside Bancshares, Inc.1	412	11,925
Huntington Bancshares, Inc.1	793	8,342
Legg Mason, Inc.1	126	6,725
Fifth Third Bancorp1	214	4,360
Jones Lang LaSalle, Inc.1	19	2,849
Unum Group1	25	872
Total Financial		4,491,593

CONSUMER, CYCLICAL - 6.5%
TRW Automotive Holdings Corp.*,1	9,014	927,089
PetSmart, Inc.	4,913	399,401
Alaska Air Group, Inc.1	2,165	129,380
Lowe’s Companies, Inc.1	1,824	125,491
Whirlpool Corp.1	630	122,056

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

CVS Health Corp.1	1,219	$117,401
Wyndham Worldwide Corp.1	1,171	100,425
Brookfield Residential Properties, Inc.*	4,153	99,922
PACCAR, Inc.1	1,460	99,295
Lear Corp.1	1,007	98,766
Macy’s, Inc.1	1,447	95,140
Royal Caribbean Cruises Ltd.1	1,091	89,931
Foot Locker, Inc.1	1,381	77,584
Wendy’s Co.1	7,960	71,879
The Gap, Inc.1	1,560	65,692
PulteGroup, Inc.1	2,249	48,264
Southwest Airlines Co.1	920	38,934
Deckers Outdoor Corp.*,1	365	33,230
WABCO Holdings, Inc.*,1	277	29,024
Carnival Corp.1	579	26,246
Visteon Corp.*,1	187	19,983
Dillard’s, Inc. — Class A1	151	18,902
Dolby Laboratories, Inc. — Class A1	403	17,377
GameStop Corp. — Class A1	227	7,673
Ford Motor Co.1	466	7,223
Kohl’s Corp.1	101	6,165
General Motors Co.1	50	1,746
Walgreens Boots Alliance, Inc.	13	991
Brinker International, Inc.	13	763
Total Consumer, Cyclical		2,875,973

TECHNOLOGY - 6.0%
Spansion, Inc. — Class A*	15,146	518,297
International Rectifier Corp.*,1	9,056	361,334
Tokyo Electron Ltd. ADR1	10,540	201,103
Oracle Corp.1	2,543	114,360
Hewlett-Packard Co.1	2,795	112,163
Western Digital Corp.1	963	106,604
Intel Corp.1	2,886	104,733
DST Systems, Inc.1	1,069	100,646
Microsoft Corp.1	2,152	99,960
Broadridge Financial Solutions, Inc.1	1,976	91,252
Activision Blizzard, Inc.1	4,518	91,038
Computer Sciences Corp.1	1,321	83,289
Digital River, Inc.*,1	3,202	79,185
Brocade Communications Systems, Inc.1	6,355	75,243
Xerox Corp.1	5,184	71,850
QUALCOMM, Inc.1	919	68,309
CA, Inc.1	2,136	65,041
Fidelity National Information Services, Inc.1	983	61,143
Micron Technology, Inc.*,1	1,699	59,482
NVIDIA Corp.1	2,089	41,884
Pitney Bowes, Inc.1	1,485	36,189
Lam Research Corp.1	193	15,313
Skyworks Solutions, Inc.1	139	10,107
PTC, Inc.*,1	151	5,534
KLA-Tencor Corp.1	75	5,274
Total Technology		2,579,333

UTILITIES - 3.9%
Cleco Corp.1	9,087	495,606
Pepco Holdings, Inc.1	9,400	253,143
Ameren Corp.1	2,600	119,939
Westar Energy, Inc.1	2,876	118,606
Great Plains Energy, Inc.1	3,813	108,327
Public Service Enterprise Group, Inc.1	2,581	106,879
DTE Energy Co.1	1,212	104,680
American Electric Power Company, Inc.1	1,711	103,892
Atmos Energy Corp.1	1,540	85,840
Xcel Energy, Inc.1	2,303	82,724
AGL Resources, Inc.1	931	50,749
UGI Corp.1	981	37,258
Alliant Energy Corp.1	265	17,601
Total Utilities		1,685,244

ENERGY - 3.9%
Dresser-Rand Group, Inc.*,1	6,024	492,768
Baker Hughes, Inc.1	7,201	403,759
Chevron Corp.1	767	86,043
Devon Energy Corp.1	1,284	78,593
Murphy Oil Corp.1	1,522	76,891
Hess Corp.1	1,019	75,222
Murphy USA, Inc.*,1	1,082	74,507
ConocoPhillips1	1,057	72,996
Talisman Energy, Inc.	8,394	65,725
Chesapeake Energy Corp.1	2,214	43,328
Valero Energy Corp.1	821	40,640
Unit Corp.*,1	898	30,622
Occidental Petroleum Corp.1	352	28,375
Denbury Resources, Inc.1	3,146	25,577
Nabors Industries Ltd.1	1,854	24,065
Helmerich & Payne, Inc.1	340	22,923
Apache Corp.1	277	17,360
Superior Energy Services, Inc.1	767	15,455
Amec Foster Wheeler plc ADR	442	5,719
California Resources Corp.*,1	140	771
Total Energy		1,681,339

COMMUNICATIONS - 3.8%
Time Warner Cable, Inc.1	2,645	402,198
DIRECTV*,1	2,404	208,427
Trulia, Inc.*,1	4,471	205,800
Sapient Corp.*,1	5,571	138,606
Time Warner, Inc.1	1,305	111,472
Liberty Interactive Corp. — Class A*,1	3,536	104,029
Frontier Communications Corp.1	13,892	92,660
Cisco Systems, Inc.1	3,329	92,597
Gannett Company, Inc.1	2,848	90,937
Yahoo!, Inc.*,1	1,313	66,320
IAC/InterActiveCorp1	843	51,246
Walt Disney Co.1	377	35,510
Windstream Holdings, Inc.	3,806	31,361

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

John Wiley & Sons, Inc. — Class A1	126	$7,464
Harris Corp.	13	934
T-Mobile US, Inc.*,1	19	512
Total Communications		1,640,073

BASIC MATERIALS - 3.6%
Sigma-Aldrich Corp.1	3,831	525,881
Rockwood Holdings, Inc.1	5,959	469,570
CF Industries Holdings, Inc.1	378	103,020
Dow Chemical Co.1	1,887	86,067
LyondellBasell Industries N.V. — Class A1	893	70,895
Freeport-McMoRan, Inc.1	3,000	70,080
Cabot Corp.1	1,258	55,176
Domtar Corp.1	1,195	48,063
Penford Corp.*,1	2,091	39,081
Ashland, Inc.1	314	37,605
United States Steel Corp.1	1,236	33,050
Westlake Chemical Corp.1	280	17,105
Total Basic Materials		1,555,593

INDUSTRIAL - 3.4%
FedEx Corp.1	606	105,239
Republic Services, Inc. — Class A1	2,573	103,563
Sonoco Products Co.1	2,328	101,733
AMERCO1	340	96,647
GATX Corp.1	1,620	93,215
Ryder System, Inc.1	997	92,571
Corning, Inc.1	3,674	84,245
Energizer Holdings, Inc.1	654	84,078
Dover Corp.1	1,120	80,327
Northrop Grumman Corp.1	541	79,738
Exelis, Inc.1	4,002	70,155
Alliant Techsystems, Inc.1	592	68,820
Caterpillar, Inc.1	734	67,183
General Electric Co.1	2,303	58,197
Trinity Industries, Inc.1	1,979	55,432
Packaging Corporation of America1	604	47,142
Garmin Ltd.	825	43,585
Arrow Electronics, Inc.*,1	717	41,507
Timken Co.1	898	38,327
CSX Corp.1	868	31,448
Raytheon Co.1	188	20,336
Snap-on, Inc.1	101	13,811
Leggett & Platt, Inc.1	289	12,314
Huntington Ingalls Industries, Inc.1	77	8,659
Norfolk Southern Corp.1	62	6,796
PerkinElmer, Inc.1	62	2,711
SPX Corp.1	25	2,148
General Dynamics Corp.	13	1,789
Vishay Intertechnology, Inc.1	126	1,783
ITT Corp.1	38	1,537
Total Industrial		1,515,036

GATHERING & PROCESSING - 0.3%
Atlas Pipeline Partners, LP	5,392	146,986

DIVERSIFIED - 0.2%
Restaurant Brands International, Inc.*	2,587	101,008

Total Common Stocks
(Cost $21,944,886)		23,735,625

CLOSED-END FUNDS† - 10.7%
Cohen & Steers REIT and Preferred Income Fund, Inc.1	9,313	176,853
AllianzGI Equity & Convertible Income Fund1	8,369	173,071
Adams Express Co.1	12,212	167,059
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund1,2,3	13,677	154,549
Nuveen Dividend Advantage Municipal Income Fund1	9,235	130,306
Nuveen Maryland Premium Income Municipal Fund1	9,948	125,842
Alpine Total Dynamic Dividend Fund1	14,665	124,506
BlackRock Enhanced Equity Dividend Trust1	14,646	118,925
Tri-Continental Corp.1	5,266	112,745
BlackRock Core Bond Trust1	8,428	111,251
Morgan Stanley Emerging Markets Debt Fund, Inc.1	12,228	111,153
Western Asset/Claymore Inflation-Linked Securities & Income Fund1,3	9,110	105,676
GDL Fund1	9,146	93,564
General American Investors Company, Inc.1	2,588	90,580
Zweig Total Return Fund, Inc.1	6,298	88,235
BlackRock Credit Allocation Income Trust1	6,310	81,525
Swiss Helvetia Fund, Inc.1	7,083	78,905
Gabelli Healthcare & WellnessRx Trust1	7,397	77,077
Clough Global Opportunities Fund1	5,603	71,830
Neuberger Berman Real Estate Securities Income Fund, Inc.1	12,878	68,125
BlackRock Resources & Commodities Strategy Trust1	6,429	62,427
Clough Global Allocation Fund1	4,150	61,254
First Trust High Income Long/Short Fund1	3,694	59,105
Petroleum & Resources Corp.1	2,448	58,360
Advent Claymore Convertible Securities and Income Fund II1,3	8,602	54,193
BlackRock MuniYield Michigan Quality Fund II, Inc.1	3,909	50,270
Duff & Phelps Global Utility Income Fund, Inc.1	2,275	49,232
Madison Covered Call & Equity Strategy Fund1	5,997	48,816
Western Asset Worldwide Income Fund, Inc.1	3,781	43,141
First Trust Enhanced Equity Income Fund1	2,835	40,654
Cohen & Steers Infrastructure Fund, Inc.1	1,787	40,601
Morgan Stanley Income Securities, Inc.1	2,140	38,370
Central Securities Corp.1	1,589	34,831
Western Asset High Yield Defined Opportunity Fund, Inc.1	2,198	34,662

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Ellsworth Fund Ltd.1	3,955	$34,448
MFS InterMarket Income Trust I1	4,080	33,986
MFS Multimarket Income Trust1	5,127	33,326
Putnam High Income Securities Fund1	4,082	33,105
Bancroft Fund Ltd.1	1,635	32,798
Boulder Total Return Fund, Inc.1	1,179	32,694
Zweig Fund, Inc.1	2,096	32,404
Morgan Stanley India Investment Fund, Inc.1	1,185	31,841
Eaton Vance Tax-Advantaged Dividend Income Fund1	1,431	29,765
Franklin Limited Duration Income Trust1	2,279	27,781
LMP Real Estate Income Fund, Inc.1	2,211	27,748
Cohen & Steers Quality Income Realty Fund, Inc.1	2,266	27,623
First Trust Aberdeen Global Opportunity Income Fund1	2,277	27,415
RMR Real Estate Income Fund1	1,273	26,504
John Hancock Premium Dividend Fund1	1,919	26,386
China Fund, Inc.1	1,441	26,269
Nuveen New Jersey Dividend Advantage Municipal Fund1	1,942	26,178
CBRE Clarion Global Real Estate Income Fund1	2,910	26,161
Brookfield Global Listed Infrastructure Income Fund, Inc.1	1,236	25,820
Cohen & Steers Closed-End Opportunity Fund, Inc.1	1,941	25,524
Korea Equity Fund, Inc.1	3,285	25,295
Japan Smaller Capitalization Fund, Inc.1	2,813	25,233
MFS Charter Income Trust1	2,720	24,997
Boulder Growth & Income Fund, Inc.1	2,758	24,960
BlackRock Corporate High Yield Fund, Inc.1	2,153	24,544
Liberty All Star Equity Fund1	4,024	24,064
Western Asset Global Corporate Defined Opportunity Fund, Inc.1	1,303	23,167
Templeton Dragon Fund, Inc.1	948	22,790
Central Europe Russia and Turkey Fund, Inc.1	1,140	22,549
Gabelli Dividend & Income Trust1	1,039	22,505
Tortoise Energy Independence Fund, Inc.1	1,166	22,096
Cushing Renaissance Fund1	995	21,213
AllianceBernstein Income Fund, Inc.1	2,836	21,185
Delaware Investments National Municipal Income Fund1	1,592	20,792
Wells Fargo Advantage Multi-Sector Income Fund1	1,523	20,758
Voya Natural Resources Equity Income Fund1	2,497	20,700
BlackRock Multi-Sector Income Trust1	1,229	20,610
Morgan Stanley Asia-Pacific Fund, Inc.1	1,314	19,513
Western Asset Emerging Markets Income Fund, Inc.1	1,749	19,152
Royce Value Trust, Inc.1	1,333	19,102
Lazard Global Total Return and Income Fund, Inc.1	1,205	19,051
Ivy High Income Opportunities Fund1	1,194	18,937
New Ireland Fund, Inc.1	1,484	18,728
Korea Fund, Inc.1	484	18,160
Strategic Global Income Fund, Inc.1	2,034	17,248
Clough Global Equity Fund1	1,167	16,898
Asia Tigers Fund, Inc.1	1,478	16,450
Royce Micro-Capital Trust, Inc.1	1,587	15,997
Macquarie Global Infrastructure Total Return Fund, Inc.1	644	15,920
Western Asset Emerging Markets Debt Fund, Inc.1	1,003	15,807
Nuveen Diversified Dividend & Income Fund1	1,228	14,454
Deutsche Global High Income Fund, Inc.1	1,829	14,358
Delaware Enhanced Global Dividend & Income Fund1	1,265	14,257
Global High Income Fund, Inc.1	1,599	14,103
Nuveen Build America Bond Opportunity Fund1	634	13,916
Source Capital, Inc.1	188	13,560
Gabelli Global Utility & Income Trust1	681	13,211
Nuveen S&P 500 Dynamic Overwrite Fund1	904	12,927
Cohen & Steers Total Return Realty Fund, Inc.1	972	12,830
LMP Capital and Income Fund, Inc.1	747	12,520
Virtus Global Multi-Sector Income Fund1	768	12,173
New America High Income Fund, Inc.1	1,318	11,783
First Trust Intermediate Duration Preferred & Income Fund1	516	11,718
First Trust Dividend and Income Fund1	1,228	11,371
Nuveen Build America Bond Fund1	519	10,992
Advent/Claymore Enhanced Growth & Income Fund1,3	1,227	10,920
India Fund, Inc.1	416	10,737
First Opportunity Fund, Inc.1	1,096	10,467
Aberdeen Greater China Fund, Inc.1	1,010	10,019
Alpine Global Dynamic Dividend Fund1	1,013	9,968
John Hancock Income Securities Trust1	673	9,617
Blackstone / GSO Strategic Credit Fund1	562	9,262
BlackRock Debt Strategies Fund, Inc.1	2,464	9,166
Royce Focus Trust, Inc.1	1,136	8,259
Nuveen Multi-Market Income Fund1	1,060	8,130
European Equity Fund, Inc.1	979	8,028
BlackRock Global Opportunities Equity Trust1	611	8,022
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.1	324	7,342
Madison Strategic Sector Premium Fund1	603	7,182
First Trust Aberdeen Emerging Opportunity Fund1	426	7,008
Asia Pacific Fund, Inc.*,1	604	6,807
Aberdeen Singapore Fund, Inc.1	552	6,580
Nuveen Global Equity Income Fund1	500	6,505
Nuveen S&P 500 Buy-Write Income Fund1	521	6,309
New Germany Fund, Inc.1	447	6,262
MFS Intermediate High Income Fund1	2,334	6,185
Fort Dearborn Income Securities, Inc.1	424	6,004
BlackRock Utility and Infrastructure Trust1	284	5,890
Nuveen Tax-Advantaged Dividend Growth Fund1	327	5,281

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Nuveen Pennsylvania Investment Quality Municipal Fund1	314	$4,311
Managed High Yield Plus Fund, Inc.1	2,378	4,280
Delaware Investments Dividend & Income Fund, Inc.1	411	4,048
Mexico Equity & Income Fund, Inc.1	298	3,710
Nuveen Credit Strategies Income Fund1	417	3,657
Aberdeen Latin America Equity Fund, Inc.1	162	3,629
Morgan Stanley Emerging Markets Fund, Inc.1	239	3,477
Transamerica Income Shares, Inc. — Class E1	161	3,255
Deutsche Strategic Income Trust1	264	3,052
Western Asset Income Fund1	212	2,851
JPMorgan China Region Fund, Inc.1	157	2,652
Denali Fund, Inc.1	113	2,514
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.1	167	2,184
Neuberger Berman High Yield Strategies Fund, Inc.1	176	2,165
Latin American Discovery Fund, Inc.1	173	1,929
Invesco Bond Fund1	77	1,417
BlackRock Income Trust, Inc.1	218	1,395
Taiwan Fund, Inc.1	70	1,145
Montgomery Street Income Securities, Inc.1	58	952
Deutsche High Income Trust1	104	909
Diversified Real Asset Income Fund1	27	468
Cutwater Select Income Fund1	24	464
Calamos Global Dynamic Income Fund1	50	462
Total Closed-End Funds
(Cost $4,549,130)		4,582,939

MUTUAL FUNDS†,3 - 1.8%
Guggenheim Strategy Fund II	20,210	502,217
Guggenheim Strategy Fund I	10,274	255,202
Total Mutual Funds
(Cost $761,348)		757,419

	Face Amount

REPURCHASE AGREEMENTS††,4 - 27.1%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	$3,858,579	3,858,579
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	3,858,579	3,858,579
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	3,858,578	3,858,578
Total Repurchase Agreements
(Cost $11,575,736)		11,575,736

SECURITIES LENDING COLLATERAL††,5 - 0.1%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	30,760	30,760
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	12,433	12,433
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	5,896	5,896
Total Securities Lending Collateral
(Cost $49,089)		49,089

Total Investments - 94.5%
(Cost $38,880,189)		$40,700,808

	Shares

COMMON STOCKS SOLD SHORT† - (33.6)%

DIVERSIFIED - (0.3)%
Restaurant Brands International, LP*	26	(973)
Leucadia National Corp.	1,821	(40,827)
Restaurant Brands International, Inc.*	2,561	(99,987)
Total Diversified		(141,787)

BASIC MATERIALS - (1.5)%
Carpenter Technology Corp.	45	(2,216)
Tahoe Resources, Inc.	569	(7,892)
Airgas, Inc.	78	(8,984)
Sherwin-Williams Co.	67	(17,624)
Compass Minerals International, Inc.	221	(19,189)
PPG Industries, Inc.	90	(20,804)
Newmont Mining Corp.	1,664	(31,450)
Ecolab, Inc.	329	(34,387)
Southern Copper Corp.	1,329	(37,478)
Allegheny Technologies, Inc.	1,114	(38,734)
Monsanto Co.	335	(40,022)
FMC Corp.	761	(43,400)
Praxair, Inc.	335	(43,403)
EI du Pont de Nemours & Co.	603	(44,586)
WR Grace & Co.*	469	(44,738)
Valspar Corp.	540	(46,699)
Albemarle Corp.	2,861	(172,032)
Total Basic Materials		(653,638)

UTILITIES - (1.6)%
NRG Energy, Inc.	145	(3,908)
American Water Works Company, Inc.	87	(4,637)
Exelon Corp.	436	(16,167)
Sempra Energy	349	(38,865)

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

PPL Corp.	1,078	$(39,164)
MDU Resources Group, Inc.	1,673	(39,316)
PG&E Corp.	773	(41,155)
OGE Energy Corp.	1,229	(43,605)
CenterPoint Energy, Inc.	1,865	(43,697)
Calpine Corp.*	1,984	(43,906)
National Fuel Gas Co.	633	(44,012)
TECO Energy, Inc.	2,226	(45,611)
NextEra Energy, Inc.	441	(46,874)
Aqua America, Inc.	1,799	(48,033)
Southern Co.	981	(48,177)
Dominion Resources, Inc.	631	(48,524)
ITC Holdings Corp.	1,201	(48,556)
Questar Corp.	1,938	(48,993)
FirstEnergy Corp.	1,280	(49,907)
Total Utilities		(743,107)

ENERGY - (2.5)%
Continental Resources, Inc.*	23	(882)
Amec Foster Wheeler plc ADR	205	(2,653)
Southwestern Energy Co.*	145	(3,957)
Frank’s International N.V.	491	(8,165)
Laredo Petroleum, Inc.*	838	(8,673)
WPX Energy, Inc.*	1,039	(12,084)
RPC, Inc.	1,173	(15,296)
Gulfport Energy Corp.*	436	(18,199)
Williams Companies, Inc.	436	(19,594)
MRC Global, Inc.*	1,441	(21,831)
Concho Resources, Inc.*	268	(26,733)
Peabody Energy Corp.	3,530	(27,322)
Cheniere Energy, Inc.*	394	(27,738)
Antero Resources Corp.*	736	(29,867)
Cobalt International Energy, Inc.*	3,682	(32,733)
Range Resources Corp.	636	(33,994)
Pioneer Natural Resources Co.	232	(34,533)
Kosmos Energy Ltd.*	4,178	(35,053)
Dril-Quip, Inc.*	486	(37,291)
FMC Technologies, Inc.*	809	(37,894)
CONSOL Energy, Inc.	1,146	(38,746)
Oceaneering International, Inc.	662	(38,932)
Cabot Oil & Gas Corp. — Class A	1,342	(39,737)
Targa Resources Partners, LP	3,152	(150,917)
Halliburton Co.	8,065	(317,196)
Total Energy		(1,020,020)

COMMUNICATIONS - (3.1)%
United States Cellular Corp.*	156	(6,213)
CenturyLink, Inc.	223	(8,826)
DISH Network Corp. — Class A*	145	(10,569)
Charter Communications, Inc. — Class A*	78	(12,996)
Clear Channel Outdoor Holdings, Inc. — Class A	1,307	(13,841)
Verizon Communications, Inc.	346	(16,186)
Pandora Media, Inc.*	1,386	(24,712)
Level 3 Communications, Inc.*	562	(27,752)
Netflix, Inc.*	90	(30,745)
HomeAway, Inc.*	1,037	(30,882)
Amazon.com, Inc.*	116	(36,001)
Discovery Communications, Inc. — Class A*	1,128	(38,860)
Motorola Solutions, Inc.	591	(39,644)
JDS Uniphase Corp.*	2,917	(40,021)
Palo Alto Networks, Inc.*	343	(42,042)
Splunk, Inc.*	726	(42,798)
AMC Networks, Inc. — Class A*	742	(47,317)
LinkedIn Corp. — Class A*	206	(47,320)
Groupon, Inc. — Class A*	6,346	(52,418)
AT&T, Inc.	3,350	(112,527)
Zillow, Inc. — Class A*	1,984	(210,085)
Comcast Corp. — Class A	7,604	(441,109)
Total Communications		(1,332,864)

INDUSTRIAL - (3.2)%
Hexcel Corp.*	78	(3,236)
Vulcan Materials Co.	58	(3,812)
Fortune Brands Home & Security, Inc.	90	(4,074)
USG Corp.*	168	(4,702)
Tyco International plc	123	(5,395)
Babcock & Wilcox Co.	224	(6,787)
Waste Management, Inc.	134	(6,877)
Genesee & Wyoming, Inc. — Class A*	87	(7,823)
Clean Harbors, Inc.*	167	(8,024)
Martin Marietta Materials, Inc.	78	(8,605)
Wabtec Corp.	112	(9,732)
KLX, Inc.*	252	(10,395)
Lincoln Electric Holdings, Inc.	179	(12,367)
Rockwell Collins, Inc.	167	(14,108)
Xylem, Inc.	469	(17,855)
Jacobs Engineering Group, Inc.*	402	(17,965)
Waters Corp.*	165	(18,599)
Colfax Corp.*	369	(19,029)
Teekay Corp.	403	(20,509)
Acuity Brands, Inc.	155	(21,711)
Emerson Electric Co.	369	(22,778)
Chicago Bridge & Iron Company N.V.	548	(23,005)
Roper Industries, Inc.	155	(24,234)
B/E Aerospace, Inc.*	504	(29,242)
Eagle Materials, Inc.	391	(29,728)
Triumph Group, Inc.	451	(30,316)
Manitowoc Company, Inc.	1,374	(30,365)
Donaldson Company, Inc.	793	(30,634)
Jabil Circuit, Inc.	1,550	(33,837)
SunPower Corp. — Class A*	1,337	(34,535)
Graco, Inc.	458	(36,722)
Trimble Navigation Ltd.*	1,386	(36,784)
National Instruments Corp.	1,202	(37,370)
Boeing Co.	291	(37,824)
KBR, Inc.	2,245	(38,053)
AptarGroup, Inc.	581	(38,834)
Armstrong World Industries, Inc.*	793	(40,539)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Landstar System, Inc.	591	$(42,865)
SBA Communications Corp. — Class A*	390	(43,196)
Nordson Corp.	559	(43,580)
Kansas City Southern	358	(43,687)
TransDigm Group, Inc.	229	(44,964)
Expeditors International of Washington, Inc.	1,036	(46,216)
Mettler-Toledo International, Inc.*	155	(46,881)
Stericycle, Inc.*	361	(47,320)
CH Robinson Worldwide, Inc.	640	(47,930)
Pall Corp.	474	(47,974)
United Parcel Service, Inc. — Class B	433	(48,137)
J.B. Hunt Transport Services, Inc.	573	(48,275)
Middleby Corp.*	491	(48,658)
Sealed Air Corp.	1,201	(50,958)
Total Industrial		(1,427,046)

CONSUMER, CYCLICAL - (3.3)%
Domino’s Pizza, Inc.	23	(2,166)
Kate Spade & Co.*	100	(3,201)
Taylor Morrison Home Corp. — Class A*	246	(4,647)
Coach, Inc.	136	(5,108)
Hasbro, Inc.	100	(5,499)
World Fuel Services Corp.	123	(5,772)
Sally Beauty Holdings, Inc.*	201	(6,179)
McDonald’s Corp.	78	(7,309)
Spirit Airlines, Inc.*	126	(9,523)
Mattel, Inc.	369	(11,419)
BorgWarner, Inc.	212	(11,649)
Scotts Miracle-Gro Co. — Class A	242	(15,081)
Rite Aid Corp.*	2,054	(15,446)
Dollar General Corp.*	224	(15,837)
Ross Stores, Inc.	179	(16,873)
Cabela’s, Inc.*	358	(18,870)
Delta Air Lines, Inc.	481	(23,660)
L Brands, Inc.	279	(24,147)
MSC Industrial Direct Company, Inc. — Class A	304	(24,700)
DSW, Inc. — Class A	670	(24,991)
SeaWorld Entertainment, Inc.	1,541	(27,584)
Tupperware Brands Corp.	543	(34,209)
Tesla Motors, Inc.*	156	(34,696)
Ralph Lauren Corp. — Class A	190	(35,180)
Yum! Brands, Inc.	536	(39,048)
Navistar International Corp.*	1,202	(40,243)
Target Corp.	537	(40,764)
WW Grainger, Inc.	160	(40,782)
Tempur Sealy International, Inc.*	748	(41,073)
Dunkin’ Brands Group, Inc.	969	(41,328)
Toll Brothers, Inc.*	1,206	(41,330)
PVH Corp.	324	(41,527)
DreamWorks Animation SKG, Inc. — Class A*	1,964	(43,856)
Starbucks Corp.	544	(44,635)
Toro Co.	706	(45,050)
LKQ Corp.*	1,614	(45,386)
HD Supply Holdings, Inc.*	1,540	(45,415)
Ulta Salon Cosmetics & Fragrance, Inc.*	356	(45,511)
Choice Hotels International, Inc.	815	(45,656)
Fastenal Co.	972	(46,228)
Costco Wholesale Corp.	328	(46,493)
Goodyear Tire & Rubber Co.	1,653	(47,226)
Panera Bread Co. — Class A*	273	(47,720)
Tractor Supply Co.	621	(48,947)
Copart, Inc.*	1,358	(49,553)
GNC Holdings, Inc. — Class A	1,061	(49,825)
United Continental Holdings, Inc.*	762	(50,970)
Lions Gate Entertainment Corp.	1,736	(55,586)
CarMax, Inc.*	854	(56,860)
Total Consumer, Cyclical		(1,524,758)

TECHNOLOGY - (3.9)%
salesforce.com, Inc.*	45	(2,669)
Accenture plc — Class A	33	(2,947)
Red Hat, Inc.*	45	(3,111)
International Business Machines Corp.	23	(3,690)
Jack Henry & Associates, Inc.	67	(4,163)
Solera Holdings, Inc.	97	(4,964)
Veeva Systems, Inc. — Class A*	388	(10,247)
Linear Technology Corp.	268	(12,221)
VeriFone Systems, Inc.*	335	(12,462)
IHS, Inc. — Class A*	123	(14,007)
SunEdison, Inc.*	737	(14,379)
athenahealth, Inc.*	107	(15,590)
Diebold, Inc.	465	(16,108)
Teradata Corp.*	449	(19,612)
Genpact Ltd.*	1,206	(22,830)
Informatica Corp.*	626	(23,873)
Allscripts Healthcare Solutions, Inc.*	1,910	(24,391)
Stratasys Ltd.*	394	(32,745)
Cree, Inc.*	1,028	(33,122)
Rackspace Hosting, Inc.*	782	(36,605)
Freescale Semiconductor Ltd.*	1,478	(37,290)
Zynga, Inc. — Class A*	14,945	(39,754)
IPG Photonics Corp.*	533	(39,932)
Workday, Inc. — Class A*	501	(40,887)
Nuance Communications, Inc.*	2,904	(41,440)
NCR Corp.*	1,428	(41,612)
SolarWinds, Inc.*	838	(41,758)
Leidos Holdings, Inc.	969	(42,171)
Altera Corp.	1,163	(42,961)
Atmel Corp.*	5,156	(43,285)
MSCI, Inc. — Class A	931	(44,167)
Paychex, Inc.	975	(45,016)
Tableau Software, Inc. — Class A*	572	(48,483)
ServiceNow, Inc.*	724	(49,123)
NetSuite, Inc.*	460	(50,218)
Applied Materials, Inc.	8,564	(213,415)

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Cypress Semiconductor Corp.	37,214	$(531,415)
Total Technology		(1,702,663)

CONSUMER, NON-CYCLICAL - (6.4)%
Intercept Pharmaceuticals, Inc.*	11	(1,716)
Coty, Inc. — Class A*	145	(2,996)
Keurig Green Mountain, Inc.	23	(3,045)
ConAgra Foods, Inc.	100	(3,628)
Alnylam Pharmaceuticals, Inc.*	45	(4,365)
Clorox Co.	45	(4,689)
H&R Block, Inc.	146	(4,917)
Medivation, Inc.*	52	(5,180)
Robert Half International, Inc.	103	(6,013)
Altria Group, Inc.	128	(6,307)
Kellogg Co.	107	(7,002)
Western Union Co.	503	(9,009)
Kraft Foods Group, Inc.	145	(9,086)
Alliance Data Systems Corp.*	33	(9,440)
PepsiCo, Inc.	109	(10,307)
FleetCor Technologies, Inc.*	87	(12,938)
Moody’s Corp.	158	(15,138)
Bruker Corp.*	785	(15,402)
Kindred Healthcare, Inc.	975	(17,726)
WhiteWave Foods Co. — Class A*	514	(17,985)
Incyte Corp.*	268	(19,593)
Gartner, Inc.*	246	(20,716)
CoStar Group, Inc.*	145	(26,626)
Hain Celestial Group, Inc.*	464	(27,047)
Sysco Corp.	693	(27,505)
Catamaran Corp.*	533	(27,583)
Bunge Ltd.	335	(30,455)
Avon Products, Inc.	3,351	(31,466)
Estee Lauder Companies, Inc. — Class A	447	(34,061)
Seattle Genetics, Inc.*	1,145	(36,789)
Intuitive Surgical, Inc.*	71	(37,555)
Align Technology, Inc.*	688	(38,466)
Bristol-Myers Squibb Co.	659	(38,901)
Premier, Inc. — Class A*	1,163	(38,995)
Patterson Companies, Inc.	814	(39,153)
Vertex Pharmaceuticals, Inc.*	330	(39,204)
Hertz Global Holdings, Inc.*	1,642	(40,951)
Brown-Forman Corp. — Class B	469	(41,197)
Tenet Healthcare Corp.*	815	(41,297)
Pharmacyclics, Inc.*	338	(41,324)
Philip Morris International, Inc.	514	(41,865)
Morningstar, Inc.	659	(42,644)
Campbell Soup Co.	995	(43,780)
Coca-Cola Co.	1,037	(43,782)
Automatic Data Processing, Inc.	530	(44,186)
McGraw Hill Financial, Inc.	501	(44,579)
Monster Beverage Corp.*	413	(44,749)
Flowers Foods, Inc.	2,336	(44,828)
Colgate-Palmolive Co.	650	(44,973)
Mead Johnson Nutrition Co. — Class A	452	(45,444)
Verisk Analytics, Inc. — Class A*	715	(45,795)
Hologic, Inc.*	1,722	(46,046)
MasterCard, Inc. — Class A	551	(47,473)
McCormick & Company, Inc.	640	(47,552)
Zoetis, Inc.	1,107	(47,634)
Rollins, Inc.	1,440	(47,664)
Hershey Co.	463	(48,119)
AmerisourceBergen Corp. — Class A	543	(48,957)
Sprouts Farmers Market, Inc.*	1,443	(49,033)
BioMarin Pharmaceutical, Inc.*	560	(50,624)
Whole Foods Market, Inc.	1,039	(52,386)
Wright Medical Group, Inc.*	2,170	(58,308)
Reynolds American, Inc.	2,027	(130,275)
Becton Dickinson and Co.	970	(134,985)
Actavis plc*	562	(144,664)
Laboratory Corporation of America Holdings*	2,003	(216,124)
Medtronic, Inc.	4,068	(293,709)
Total Consumer, Non-cyclical		(2,795,951)

FINANCIAL - (7.8)%
Mid-America Apartment Communities, Inc.	11	(821)
PacWest Bancorp	33	(1,500)
DDR Corp.	90	(1,652)
First Niagara Financial Group, Inc.	212	(1,787)
Macerich Co.	23	(1,918)
Prologis, Inc.	45	(1,936)
Charles Schwab Corp.	67	(2,023)
Tanger Factory Outlet Centers, Inc.	56	(2,070)
Weingarten Realty Investors	67	(2,340)
Chubb Corp.	23	(2,380)
Lamar Advertising Co. — Class A	45	(2,414)
Liberty Property Trust	67	(2,521)
American Realty Capital Properties, Inc.	301	(2,724)
Rayonier, Inc.	123	(3,437)
Apartment Investment & Management Co. — Class A	156	(5,795)
Waddell & Reed Financial, Inc. — Class A	134	(6,676)
CBL & Associates Properties, Inc.	346	(6,719)
Crown Castle International Corp.	100	(7,870)
WP Carey, Inc.	123	(8,622)
Prudential Financial, Inc.	126	(11,398)
T. Rowe Price Group, Inc.	201	(17,258)
Kilroy Realty Corp.	257	(17,751)
Ocwen Financial Corp.*	1,226	(18,513)
LPL Financial Holdings, Inc.	447	(19,914)
Visa, Inc. — Class A	87	(22,811)
American Campus Communities, Inc.	554	(22,913)
Markel Corp.*	39	(26,631)
AvalonBay Communities, Inc.	168	(27,451)
American Tower Corp. — Class A	279	(27,579)
Realogy Holdings Corp.*	627	(27,896)
Washington Prime Group, Inc.	1,809	(31,151)
MBIA, Inc.*	3,463	(33,037)
Aflac, Inc.	552	(33,722)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Sterling Bancorp	2,421	$(34,814)
Genworth Financial, Inc. — Class A*	4,176	(35,496)
TFS Financial Corp.	2,490	(37,064)
Old Republic International Corp.	2,568	(37,570)
Cincinnati Financial Corp.	756	(39,183)
Cullen/Frost Bankers, Inc.	559	(39,488)
Aon plc	417	(39,544)
BOK Financial Corp.	659	(39,566)
Bank of Hawaii Corp.	693	(41,102)
BankUnited, Inc.	1,430	(41,427)
TD Ameritrade Holding Corp.	1,173	(41,970)
White Mountains Insurance Group Ltd.	67	(42,217)
Commerce Bancshares, Inc.	990	(43,038)
Zions Bancorporation	1,530	(43,620)
Loews Corp.	1,049	(44,079)
Piedmont Office Realty Trust, Inc. — Class A	2,357	(44,406)
Realty Income Corp.	938	(44,752)
ProAssurance Corp.	993	(44,834)
Duke Realty Corp.	2,222	(44,884)
Affiliated Managers Group, Inc.*	212	(44,995)
Arthur J Gallagher & Co.	959	(45,150)
Eaton Vance Corp.	1,107	(45,310)
Brown & Brown, Inc.	1,389	(45,712)
Progressive Corp.	1,704	(45,991)
State Street Corp.	586	(46,001)
Forest City Enterprises, Inc. — Class A*	2,160	(46,008)
Senior Housing Properties Trust	2,085	(46,099)
American Express Co.	497	(46,241)
Intercontinental Exchange, Inc.	211	(46,270)
Simon Property Group, Inc.	256	(46,621)
First Republic Bank	897	(46,752)
Marsh & McLennan Companies, Inc.	819	(46,879)
Plum Creek Timber Company, Inc.	1,109	(47,454)
HCP, Inc.	1,079	(47,508)
Healthcare Trust of America, Inc. — Class A	1,844	(49,677)
Health Care REIT, Inc.	660	(49,942)
CBOE Holdings, Inc.	790	(50,102)
BB&T Corp.	7,426	(288,797)
Omega Healthcare Investors, Inc.	8,328	(325,375)
Ventas, Inc.	4,656	(333,836)
M&T Bank Corp.	2,695	(338,546)
Total Financial		(3,311,550)

Total Common Stock Sold Short
(Proceeds $14,204,924)		(14,653,384)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (9.1)%
SPDR S&P Regional Banking ETF	281	(11,437)
Market Vectors Gold Miners ETF	723	(13,289)
iShares MSCI Australia ETF	830	(18,401)
iShares MSCI Mexico Capped ETF	412	(24,469)
iShares MSCI Malaysia ETF	2,040	(27,499)
iShares MSCI Taiwan ETF	1,867	(28,210)
iShares MSCI Hong Kong ETF	1,772	(36,397)
iShares iBoxx $ Investment Grade Corporate Bond ETF	321	(38,331)
iShares China Large-Capital ETF	976	(40,621)
iShares MSCI South Korea Capped ETF	833	(46,065)
iShares MSCI Japan ETF	4,339	(48,770)
Powershares QQQ Trust Series 1	485	(50,076)
iShares MSCI EAFE ETF	970	(59,015)
iShares MSCI Canada ETF	2,246	(64,820)
iShares MSCI Emerging Markets ETF	1,863	(73,197)
iShares MSCI United Kingdom ETF	4,237	(76,393)
iShares Core U.S. Aggregate Bond ETF	782	(86,114)
iShares 20+ Year Treasury Bond ETF	764	(96,203)
iShares TIPS Bond ETF	1,116	(125,003)
iShares 7-10 Year Treasury Bond ETF	1,500	(158,985)
iShares MSCI Switzerland Capped ETF	5,023	(159,179)
iShares Russell 2000 ETF	1,597	(191,113)
iShares US Real Estate ETF	4,261	(327,415)
iShares Russell 1000 Value ETF	4,092	(427,205)
SPDR Barclays High Yield Bond ETF	15,136	(584,401)
SPDR S&P 500 ETF Trust6	5,415	(1,112,784)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,666,382)		(3,925,392)

Total Securities Sold Short- (42.7)%
(Proceeds $17,871,306)		$(18,578,776)
Other Assets & Liabilities, net - 48.2%		20,602,874
Total Net Assets - 100.0%		$42,724,906

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2015 Euro - Bund Futures Contracts†† (Aggregate Value of Contracts $3,396,551)	18	$65,434
March 2015 Japanese Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $9,873,335)	8	46,505
March 2015 U.S. Treasury Long Bond Futures Contracts (Aggregate Value of Contracts $1,734,000)	12	41,231
March 2015 Euro - Bobl Futures Contracts†† (Aggregate Value of Contracts $4,418,806)	28	33,255
March 2015 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $660,500)	4	24,212

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

	Contracts	Unrealized Gain (Loss)

March 2015 Australian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $1,255,758)	12	$16,895
March 2015 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $8,234,688)	65	11,048
March 2015 Canadian Government 10 Year Bond Futures Contracts†† (Aggregate Value of Contracts $833,939)	7	10,208
March 2015 Long Gilt Futures Contracts†† (Aggregate Value of Contracts $372,504)	2	8,481
March 2015 Australian Government 3 Year Bond Futures Contracts†† (Aggregate Value of Contracts $1,999,086)	22	7,865
March 2015 Euro - Schatz Futures Contracts†† (Aggregate Value of Contracts $2,285,593)	17	3,936
March 2015 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $594,336)	5	(528)
(Total Aggregate Value of Contracts $35,659,096)		$268,542

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $1,048,800)	57	$66,946
January 2015 Amsterdam Index Futures Contracts†† (Aggregate Value of Contracts $508,223)	5	25,652
May 2015 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $266,000)	14	13,602
January 2015 H-Shares Index Futures Contracts†† (Aggregate Value of Contracts $231,008)	3	9,411
March 2015 SPI 200 Index Futures Contracts†† (Aggregate Value of Contracts $217,333)	2	8,251
March 2015 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $579,600)	4	5,486
January 2015 IBEX 35 Index Futures Contracts†† (Aggregate Value of Contracts $122,895)	1	2,166
January 2015 MSCI Taiwan Stock Index Futures Contracts (Aggregate Value of Contracts $342,270)	10	2,099
March 2015 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $621,355)	7	1,426
March 2015 FTSE 100 Index Futures Contracts†† (Aggregate Value of Contracts $201,007)	2	1,134
March 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $820,800)	8	(1,204)
March 2015 Nikkei 225 (OSE) Index Futures Contracts†† (Aggregate Value of Contracts $287,315)	2	(1,432)
March 2015 Topix Index Futures Contracts†† (Aggregate Value of Contracts $347,989)	3	(3,666)
March 2015 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $677,320)	8	(8,263)
(Total Aggregate Value of Contracts $6,271,915)		$121,608

COMMODITY FUTURES CONTRACTS PURCHASED†
February 2015 Gold 100 oz. Futures Contracts (Aggregate Value of Contracts $118,270)	1	$1,896
March 2015 Wheat Futures Contracts (Aggregate Value of Contracts $118,000)	4	75
February 2015 LME Zinc Futures Contracts (Aggregate Value of Contracts $53,957)	1	(476)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

	Contracts	Unrealized Gain (Loss)

March 2015 Soybean Futures Contracts (Aggregate Value of Contracts $153,450)	3	$(2,840)
March 2015 Coffee ‘C’ Futures Contracts (Aggregate Value of Contracts $63,113)	1	(7,622)
February 2015 Live Cattle Futures Contracts (Aggregate Value of Contracts $660,300)	10	(18,579)
(Total Aggregate Value of Contracts $1,167,090)		$(27,546)

COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2015 Sugar #11 Futures Contracts (Aggregate Value of Contracts $538,877)	33	$61,394
February 2015 Gas Oil Futures Contracts (Aggregate Value of Contracts $590,150)	11	58,358
February 2015 Natural Gas Futures Contracts (Aggregate Value of Contracts $146,000)	5	35,293
March 2015 Brent Crude Futures Contracts (Aggregate Value of Contracts $292,300)	5	34,018
February 2015 LME Primary Aluminum Futures Contracts (Aggregate Value of Contracts $320,005)	7	9,973
March 2015 Silver Futures Contracts (Aggregate Value of Contracts $156,900)	2	8,344
February 2015 Lean Hogs Futures Contracts (Aggregate Value of Contracts $129,720)	4	4,395
March 2015 Copper Futures Contracts (Aggregate Value of Contracts $141,250)	2	2,710
March 2015 Hard Red Winter Wheat Futures Contracts (Aggregate Value of Contracts $157,125)	5	2,022
February 2015 LME Lead Futures Contracts (Aggregate Value of Contracts $46,126)	1	779
March 2015 Cotton #2 Futures Contracts (Aggregate Value of Contracts $180,750)	6	(145)
March 2015 Corn Futures Contracts (Aggregate Value of Contracts $59,588)	3	(1,091)
February 2015 New York Harbor Ultra-Low Sulfur Diesel Futures Contracts (Aggregate Value of Contracts $77,843)	1	(1,160)
(Total Aggregate Value of Contracts $2,836,634)		$214,890

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2015 U.S. Treasury 2 Year Note Futures Contracts (Aggregate Value of Contracts $29,508,048)	135	$57,502

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2015 Euro FX Futures Contracts (Aggregate Value of Contracts $756,750)	5	$12,369
March 2015 Swiss Franc Futures Contracts (Aggregate Value of Contracts $377,700)	3	7,130
March 2015 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $601,510)	7	6,804
March 2015 Japanese Yen Futures Contracts (Aggregate Value of Contracts $1,461,950)	14	2,962
March 2015 Australian Dollar Futures Contracts (Aggregate Value of Contracts $81,220)	1	(213)
March 2015 British Pound Futures Contracts (Aggregate Value of Contracts $389,375)	4	(272)
(Total Aggregate Value of Contracts $3,668,505)		$28,780

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
February 2015 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $894,250)	49	$22,043
January 2015 Hang Seng Index Futures Contracts†† (Aggregate Value of Contracts $151,892)	1	1,590
April 2015 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $130,900)	7	19
June 2015 CBOE Volatility Index Futures Contracts (Aggregate Value of Contracts $153,520)	8	(1,417)
March 2015 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $120,130)	1	(2,082)
January 2015 CAC40 10 Euro Index Futures Contracts†† (Aggregate Value of Contracts $204,582)	4	(5,769)
(Total Aggregate Value of Contracts $1,655,274)		$14,384

	Units	Unrealized Gain

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International March 2015 Goldman Sachs Multi-Hedge Strategies Short Index Swap, Terminating 03/09/156 (Notional Value $2,023,323)	17,112	$31,375
Goldman Sachs International March 2015 Goldman Sachs Multi-Hedge Strategies Long Index Swap, Terminating 03/09/157 (Notional Value $6,500,351)	49,621	$65,572

SECTOR DIVERSIFICATION

Goldman Sachs Multi-Hedge Strategies Short Index Swap6

Sector	% of Index
Energy	37.4%
Financials	17.9%
Industrials	16.5%
Consumer Discretionary	6.8%
Communications	5.7%
Materials	5.4%
Consumer Staples	3.7%
Health Care	3.0%
Technology	1.8%
Utilities	1.8%
Total	100.0%

Goldman Sachs Multi-Hedge Strategies Long Index Swap7

Sector	% of Index
Health Care	24.4%
Consumer Discretionary	16.9%
Consumer Staples	13.6%
Technology	11.7%
Financials	11.2%
Utilities	8.4%
Industrials	6.9%
Communications	3.4%
Materials	2.9%
Energy	0.6%
Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
MULTI-HEDGE STRATEGIES FUND

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT PROTECTION PURCHASED††
Index	Counterparty	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Unamortized Upfront Premiums Paid	Unrealized Appreciation
CDX.EM-22 Index	Barclays Bank plc	1.00%	12/20/19	$350,000	$313,950	$25,258	$11,684

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is pledged as short security collateral at December 31, 2014.
2	All or portion of this security is on loan at December 31, 2014 — See Note 6.
3	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 11.
4	Repurchase Agreements — See Note 5.
5	Securities lending collateral — See Note 6.
6	Customized basket of 124 exchange-traded equity securities. Total return based on Goldman Sachs Multi-Hedge Strategies Short Index +/- financing at variable rate.
7	Customized basket of 198 exchange-traded equity securities. Total return based on Goldman Sachs Multi-Hedge Strategies Long Index +/- financing at variable rate.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $48,059 of securities loaned (cost $27,255,364)	$29,075,983
Repurchase agreements, at value (cost $11,624,825)	11,624,825
Total investments (cost $38,880,189)	40,700,808
Foreign currency, at value (cost $47,767)	47,615
Segregated cash with broker	21,038,733
Unrealized appreciation on swap agreements	108,631
Unamortized upfront premiums paid on credit default swaps	25,258
Receivables:
Securities sold	451,803
Dividends	69,300
Variation margin	700
Securities lending income	212
Fund shares sold	189
Foreign taxes reclaim	131
Total assets	62,443,380

Liabilities:
Securities sold short, at value (proceeds $17,871,306)	18,578,776
Overdraft due to custodian bank	49,149
Payable for:
Securities purchased	901,558
Due to broker	50,884
Upon return of securities loaned	49,217
Management fees	41,369
Fund shares redeemed	11,181
Miscellaneous	36,340
Total liabilities	19,718,474
Net assets	$42,724,906

Net assets consist of:
Paid in capital	$50,256,220
Accumulated net investment loss	(448,882)
Accumulated net realized loss on investments and foreign currency	(8,982,242)
Net unrealized appreciation on investments and foreign currency	1,899,810
Net assets	$42,724,906
Capital shares outstanding	1,793,841
Net asset value per share	$23.82

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $2,203)	$516,259
Income from securities lending, net	3,201
Interest	1,464
Total investment income	520,924

Expenses:
Management fees	376,378
Short sales dividend expense	300,840
Prime broker interest expense	100,950
Trustees’ fees*	2,201
Custodian fees	69
Miscellaneous	4,378
Total expenses	784,816
Less:
Expenses waived by Adviser	(15,722)
Net expenses	769,094
Net investment loss	(248,170)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,006,059
Swap agreements	252,527
Futures contracts	901,709
Foreign currency	(3,046)
Securities sold short	(2,317,595)
Net realized gain	839,654
Net change in unrealized appreciation (depreciation) on:
Investments	441,760
Securities sold short	246,431
Swap agreements	41,949
Futures contracts	498,498
Foreign currency	(121)
Net change in unrealized appreciation (depreciation)	1,228,517
Net realized and unrealized gain	2,068,171
Net increase in net assets resulting from operations	$1,820,001

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(248,170)	$(141,708)
Net realized gain on investments and foreign currency	839,654	704,934
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,228,517	(229,230)
Net increase in net assets resulting from operations	1,820,001	333,996

Capital share transactions:
Proceeds from sale of shares	27,006,338	13,501,356
Cost of shares redeemed	(8,910,669)	(13,400,908)
Net increase from capital share transactions	18,095,669	100,448
Net increase in net assets	19,915,670	434,444

Net assets:
Beginning of year	22,809,236	22,374,792
End of year	$42,724,906	$22,809,236
Accumulated net investment loss at end of year	$(448,882)	$(311,811)

Capital share activity:
Shares sold	1,179,484	596,618
Shares redeemed	(388,228)	(593,675)
Net increase in shares	791,256	2,943

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$22.75	$22.38	$22.00	$21.30	$20.06
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.15)	(.31)	(.21)	(.37)
Net gain (loss) on investments (realized and unrealized)	1.25	.52	.82	.91	1.61
Total from investment operations	1.07	.37	.51	.70	1.24
Less distributions from:
Net investment income	—	—	(.13)	—	—
Total distributions	—	—	(.13)	—	—
Net asset value, end of period	$23.82	$22.75	$22.38	$22.00	$21.30

Total Return[b]	4.66%	1.65%	2.23%	3.38%	6.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,725	$22,809	$22,375	$18,608	$17,637
Ratios to average net assets:
Net investment income (loss)	(0.79%)	(0.65%)	(1.37%)	(0.96%)	(1.83%)
Total expenses[c]	2.50%	2.51%	2.16%	2.55%	3.39%
Net expenses[d]	2.45%	2.44%	2.08%	2.44%	3.26%
Portfolio turnover rate	245%	324%	461%	397%	845%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense. Excluding interest and dividend expense related to short sales, operating expense ratios for the years ended December 31 would be:

2014	2013	2012	2011	2010
1.17%	1.15%	1.15%	1.17%	1.17%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI”)TM (the “underlying index”).

For the one-year period ended December 31, 2014, the Fund returned -34.01%, compared with a return of -33.05% for its benchmark, the S&P GSCI.

Live Cattle, Coffee and Feeder Cattle were the components which contributed the most to the GSCI during the year.

Brent Crude, WTI Crude and Gas Oil were the components which detracted the most from the GSCI during the year.

Commodities were punished in 2014 by lower estimates of global growth, particularly in China, but also in Europe and Japan. The energy sector was the worst-performing sector, including about a 50% fall in oil prices, but precious metals, agricultural commodities and base metals also declined, though there were variations within each sector. Coffee and live cattle, for example, were strong performers, while sugar, hogs, silver and copper had a down year. Gold was only about 2% lower for the year.

The U.S. dollar’s rise also weighed on commodity prices, as the U.S. Dollar Index rose almost 13% for the year. Commodities are mostly denominated in U.S. dollars, so commodity prices typically move in the opposite direction from the dollar.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.

Performance displayed represents past performance which is no guarantee of future results.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Holdings Diversification (Market Exposure as % of Net Assets)

 "Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Cumulative Fund Performance*,†

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as commodity-linked futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	21.7%
Guggenheim Strategy Fund I	21.6%
Total	43.3%

“Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns
Periods Ended December 31, 2014*,†

	1 Year	5 Year	Since Inception (09/30/05)
Commodities Strategy Fund	-34.01%	-8.68%	-10.88%
S&P GSCI	-33.05%	-6.55%	-8.66%
S&P 500 Index	13.69%	15.45%	10.69%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P GSCI and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2014
COMMODITIES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 43.3%
Guggenheim Strategy Fund II	40,669	$1,010,633
Guggenheim Strategy Fund I	40,501	1,006,046
Total Mutual Funds
(Cost $2,025,341)		2,016,679

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 23.6%
Federal Home Loan Bank2
0.05% due 01/27/15	$400,000	399,986
Farmer Mac2
0.09% due 04/05/15	300,000	299,932
Fannie Mae3
0.09% due 05/01/15	300,000	299,910
Federal Farm Credit2
0.04% due 01/06/15	100,000	99,999
Total Federal Agency Discount Notes
(Cost $1,099,828)		1,099,827

REPURCHASE AGREEMENTS††,4 - 23.3%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	362,730	362,730
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	362,729	362,729
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	362,729	362,729
Total Repurchase Agreements
(Cost $1,088,188)		1,088,188

Total Investments - 90.2%
(Cost $4,213,357)		$4,204,694
Other Assets & Liabilities, net - 9.8%		457,392
Total Net Assets - 100.0%		$4,662,087

	Contracts	Unrealized Loss

COMMODITY FUTURES CONTRACTS PURCHASED†
January 2015 Goldman Sachs Commodity Index Futures Contracts (Aggregate Value of Contracts $4,615,600)	44	$(467,755)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 11.
2	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
3	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
4	Repurchase Agreements — See Note 5.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $3,125,169)	$3,116,506
Repurchase agreements, at value (cost $1,088,188)	1,088,188
Total investments (cost $4,213,357)	4,204,694
Segregated cash with broker	462,000
Cash	53
Receivables:
Fund shares sold	51,139
Dividends	3,083
Total assets	4,720,969

Liabilities:
Payable for:
Variation margin	41,250
Securities purchased	3,211
Management fees	2,811
Transfer agent and administrative fees	937
Investor service fees	937
Portfolio accounting fees	375
Fund shares redeemed	108
Miscellaneous	9,253
Total liabilities	58,882
Net assets	$4,662,087

Net assets consist of:
Paid in capital	$21,195,659
Accumulated net investment loss	(1,734,738)
Accumulated net realized loss on investments	(14,322,416)
Net unrealized depreciation on investments	(476,418)
Net assets	$4,662,087
Capital shares outstanding	650,667
Net asset value per share	$7.17

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$36,783
Interest	490
Total investment income	37,273

Expenses:
Management fees	54,519
Transfer agent and administrative fees	16,191
Investor service fees	16,191
Portfolio accounting fees	6,476
Professional fees	6,149
Custodian fees	840
Trustees’ fees*	573
Line of credit interest expense	29
Miscellaneous	9,480
Total expenses	110,448
Less:
Expenses waived by Adviser	(5,691)
Net expenses	104,757
Net investment loss	(67,484)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(11,532)
Futures contracts	(1,558,339)
Net realized loss	(1,569,871)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,665)
Futures contracts	(484,916)
Net change in unrealized appreciation (depreciation)	(493,581)
Net realized and unrealized loss	(2,063,452)
Net decrease in net assets resulting from operations	$(2,130,936)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(67,484)	$(103,739)
Net realized loss on investments	(1,569,871)	(191,880)
Net change in unrealized appreciation (depreciation) on investments	(493,581)	(119,352)
Net decrease in net assets resulting from operations	(2,130,936)	(414,971)

Capital share transactions:
Proceeds from sale of shares	19,296,607	34,174,511
Cost of shares redeemed	(18,673,674)	(35,226,952)
Net increase (decrease) from capital share transactions	622,933	(1,052,441)
Net decrease in net assets	(1,508,003)	(1,467,412)

Net assets:
Beginning of year	6,170,090	7,637,502
End of year	$4,662,087	$6,170,090
Accumulated net investment loss at end of year	$(1,734,738)	$(1,734,738)

Capital share activity:
Shares sold	1,871,383	3,100,067
Shares redeemed	(1,789,574)	(3,212,437)
Net increase (decrease) in shares	81,809	(112,370)

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$10.85	$11.21	$11.37	$13.59	$12.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.16)	(.17)	(.22)	(.17)
Net gain (loss) on investments (realized and unrealized)	(3.57)	(.20)	.01	(.65)	1.18
Total from investment operations	(3.68)	(.36)	(.16)	(.87)	1.01
Less distributions from:
Net investment income	—	—	—	(1.35)	—
Total distributions	—	—	—	(1.35)	—
Net asset value, end of period	$7.17	$10.85	$11.21	$11.37	$13.59

Total Return[b]	(34.01%)	(3.21%)	(1.41%)	(6.64%)	8.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,662	$6,170	$7,638	$10,752	$16,006
Ratios to average net assets:
Net investment income (loss)	(1.04%)	(1.50%)	(1.46%)	(1.59%)	(1.46%)
Total expenses[c]	1.71%	1.65%	1.69%	1.76%	1.67%
Net expenses[d]	1.62%	1.55%	1.58%	1.64%	1.58%
Portfolio turnover rate	202%	—	—	—	69%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts. At December 31, 2014, the Trust consisted of fifty-two funds.

This report covers the Long Short Equity Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund (the “Funds”).

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2014	% of Total Net Assets of the Fund at December 31, 2014
Global Managed Futures Strategy Fund	11/07/08	$1,023,034	8.9%
Multi-Hedge Strategies Fund	04/15/09	1,832,023	4.3%
Commodities Strategy Fund	07/21/09	571,693	12.3%

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

50 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds ("ETFs") and closed-end investment companies ("CEFs") are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, which approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

D. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records

THE RYDEX FUNDS ANNUAL REPORT | 51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

G. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

I. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

J. Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund

52 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The Funds’ use of derivative instruments provides leveraged exposure. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile and riskier than if they had not been leveraged.

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds and each subsidiary as applicable pay GI investment advisory fees calculated at the annualized rates below, based on their average daily net assets:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trustees for such termination.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund

THE RYDEX FUNDS ANNUAL REPORT | 53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses and extraordinary expenses.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annual percentage rate of 0.10% of the average daily net assets of the Long Short Equity Fund and Global Managed Futures Fund and at an annual percentage rate of 0.25% the average daily net assets of the Multi-Hedge Strategies Fund and the Commodities Strategy Fund. Fees related to the Multi-Hedge Strategies Fund are paid by GI as previously noted.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets. Certain expenses allocated to the Multi-Hedge Strategies Fund are paid by GI, as previously stated.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs. Fees related to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

If a Fund invests in an affiliated fund, the investing Fund’s Adviser will determine whether to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect, if any, for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. During the year ended December 31, 2014, the Multi-Hedge Strategies Fund waived advisory fees of $34 related to investments in affiliated Funds.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ investments at December 31, 2014:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Long Short Equity Fund	$27,805,947	$—	$434,717	$—	$—	$28,240,664
Global Managed Futures Strategy Fund	8,600,533	355,250	1,690,877	281,357	—	10,928,017
Multi-Hedge Strategies Fund	29,075,983	494,136	11,624,825	349,414	—	41,544,358
Commodities Strategy Fund	2,016,679	—	2,188,015	—	—	4,204,694

Liabilities
Long Short Equity Fund	$8,071,867	$11,556	$—	$—	$—	$8,083,423
Global Managed Futures Strategy Fund	—	40,802	—	10,394	—	51,196
Multi-Hedge Strategies Fund	18,578,776	45,892	—	10,867	—	18,635,535
Commodities Strategy Fund	—	467,755	—	—	—	467,755

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2014, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2014, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
RBC Capital Markets			U.S. TIP Note
0.03%			0.63%
Due 01/02/15	$45,587,236	$45,587,312	07/15/21	$43,334,100	$46,499,088

UMB Financial Corp.			U.S. Treasury Notes
0.01%			1.25% - 2.75%
Due 01/02/15	45,587,236	45,587,249	10/31/15 - 11/30/16	45,496,700	46,499,067

HSBC Group			U.S. Treasury Strips
0.02%			0.00%
Due 01/02/15	45,587,236	45,587,287	02/15/26	61,481,700	46,498,996

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2014, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Long Short Equity Fund	$419,315	$435,850
Multi-Hedge Strategies Fund	48,059	49,217

Cash collateral received was invested in the following joint repurchase agreements at December 31, 2014:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae Strips
0.06%			0.00%
Due 01/02/15	$303,168	$303,169	11/15/19 - 07/15/37	$308,358	$200,724
			Federal Farm Credit Bank
			0.34% - 2.22%
			01/14/16 - 01/17/23	108,749	108,511

BNP Paribas Securities Corp.			U.S. Treasury Note
0.06%			1.25%
Due 01/02/15	122,531	122,531	04/30/19	126,364	124,981

Barclays Capital, Inc.			U.S. Treasury Note
0.05%			1.63%
Due 01/02/15	58,107	58,107	12/31/19	59,437	59,270

There is also $1,261 in segregated cash held as collateral.

7. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity	Hedging	Income	Speculation
Long Short Equity Fund	x	x	x
Global Managed Futures Strategy Fund	x	x
Multi-Hedge Strategies Fund			x	x	x
Commodities Strategy Fund	x	x

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The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s Net Assets on a daily basis
Fund	Long	Short
Long Short Equity Fund	—	—*
Global Managed Futures Strategy Fund	415%	105%
Multi-Hedge Strategies Fund	110%	110%
Commodities Strategy Fund	100%	—

*	Less than 5%.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2014:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2014:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Futures Interest Rate Contracts*	Futures Commodity Contracts*	Swaps Credit Default Contracts	Total Value at December 31, 2014
Global Managed Futures Strategy Fund	$57,377	$—	$36,348	$305,555	$237,327	$—	$636,607
Multi-Hedge Strategies Fund	159,825	96,947	29,265	326,572	219,257	11,684	843,550

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Futures Interest Rate Contracts*	Futures Commodity Contracts*	Swaps Credit Default Contracts	Total Value at December 31, 2014
Long Short Equity Fund	$11,556	$—	$—	$—	$—	$—	$11,556
Global Managed Futures Strategy Fund	20,739	—	905	530	29,022	—	51,196
Multi-Hedge Strategies Fund	23,833	—	485	528	31,913	—	56,759
Commodities Strategy Fund	—	—	—	—	467,755	—	467,755

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds' Statements of Operations for the year ended December 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Futures Commodity Contracts	Swaps Credit Default Contracts	Total
Long Short Equity Fund	$(32,514)	$—	$—	$—	$—	$—	$(32,514)
Global Managed Futures Strategy Fund	102,701	—	229,609	714,433	209,742	—	1,256,485
Multi-Hedge Strategies Fund	(254,694)	245,265	223,821	387,131	545,451	7,262	1,154,236
Commodities Strategy Fund	(1,558,339)	—	—	—	—	—	(1,558,339)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Futures Interest Rate Contracts	Futures Commodity Contracts	Swaps Credit Default Contracts	Total
Long Short Equity Fund	$(11,556)	$—	$—	$—	$—	$—	$(11,556)
Global Managed Futures Strategy Fund	(178,057)	—	(49,328)	307,204	89,804	—	169,623
Multi-Hedge Strategies Fund	90,530	30,265	(37,740)	374,950	70,758	11,684	540,447
Commodities Strategy Fund	—	—	—	—	(484,916)	—	(484,916)

8. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset In the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Swap equity contracts	$96,947	$—	$96,947	$—	$—	$96,947

[1]	Exchange-traded futures and centrally cleared swaps are excluded from these reported amounts.

9. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund intend to invest up to 25% of their assets in its Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2014, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Long Short Equity Fund	$1,971,063
Global Managed Futures Strategy Fund	426,807
Multi-Hedge Strategies Fund	638,060
Commodities Strategy Fund	2,783,728

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$—	$—	$—
Global Managed Futures Strategy Fund	—	—	—
Multi-Hedge Strategies Fund	—	—	—
Commodities Strategy Fund	—	—	—

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$1,298	$—	$1,298
Global Managed Futures Strategy Fund	—	—	—
Multi-Hedge Strategies Fund	—	—	—
Commodities Strategy Fund	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2014 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward	Other Temporary Difference
Long Short Equity Fund	$—	$—	$2,343,237	$(11,108,080)	$—
Global Managed Futures Strategy Fund	318,674	432,561	297,157	—	—
Multi-Hedge Strategies Fund	306,071	—	688,093	(8,472,331)	(53,147)
Commodities Strategy Fund	—	—	(2,213,036)	(14,320,536)	—

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2014, capital loss carryforwards for the Funds were as follows:

					Unlimited
Fund	Expires in 2015	Expires in 2016	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Long Short Equity Fund	$—	$(11,108,080)	$—	$—	$—	$—	$(11,108,080)
Multi-Hedge Strategies Fund	(767,111)	(3,935,233)	(3,551,038)	(218,949)	—	—	(8,472,331)*
Commodities Strategy Fund	—	(4,932,556)	(9,377,788)	—	(9,652)	(540)	(14,320,536)

*
In accordance with section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, and mark-to-market of passive foreign investment companies and futures contracts. Additional differences may result from the

60 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Long Short Equity Fund	$(248,064)	$249,126	$(1,062)
Global Managed Futures Strategy Fund	66,812	383,645	(450,457)
Multi-Hedge Strategies Fund	522,586	111,099	(633,685)
Commodities Strategy Fund	(4,409,551)	67,484	4,342,067

At December 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Long Short Equity Fund	$26,389,511	$2,263,054	$(411,901)	$1,851,153
Global Managed Futures Strategy Fund	10,328,482	4,561	(41,633)	(37,072)
Multi-Hedge Strategies Fund	39,726,634	1,854,770	(880,596)	974,174
Commodities Strategy Fund	5,949,975	—	(1,745,281)	(1,745,281)

10. Securities Transactions

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$69,921,060	$71,745,820
Global Managed Futures Strategy Fund	10,940,669	2,300,000
Multi-Hedge Strategies Fund	23,888,179	15,441,578
Commodities Strategy Fund	6,836,874	4,800,000

11. Affiliated and/or Related Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2014 will be available publicly or upon request. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 13, 2015. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2014. The Funds did not have any borrowings under this agreement at December 31, 2014.

The average daily balances borrowed for the year ended December 31, 2014, were as follows:

Fund	Average Daily Balance
Long Short Equity Fund	$19,406
Global Managed Futures Strategy Fund	5,475
Commodities Strategy Fund	2,294

13. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant in the case entitled Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of the ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiff has alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The plaintiff has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Variable Trust also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss all of the Lyondell lawsuits. The Court held an oral argument on the motions to dismiss and on the motion for class certification on January 14, and January 15, 2015. Discovery shall commence in the near future.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE RYDEX FUNDS ANNUAL REPORT | 63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Long Short Equity Fund, Guggenheim Global Managed Futures Strategy Fund (consolidated), Guggenheim Multi-Hedge Strategies Fund (consolidated), and Rydex Commodities Strategy Fund (consolidated) (four of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (four of the series constituting the Rydex Variable Trust) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2015

64 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Distributor Change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

THE RYDEX FUNDS ANNUAL REPORT | 65

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	222	Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, Nominating, and Investment and Performance Committees from 1998 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	Trustee of Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee from 1998 to present and Chairman of the Board from 2006 to 2014; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Vice Chairman of the Board of Trustees from 2010 to 2014; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.

66 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

THE RYDEX FUNDS ANNUAL REPORT | 67

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

68 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

THE RYDEX FUNDS ANNUAL REPORT | 69

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

70 | THE RYDEX FUNDS ANNUAL REPORT

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12.31.2014

Rydex Variable Trust Annual Report

Domestic Equity Funds	Fixed Income Funds
Nova Fund	Government Long Bond 1.2x Strategy Fund
Inverse S&P 500® Strategy Fund	Inverse Government Long Bond Strategy Fund
NASDAQ-100® Fund	High Yield Strategy Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund	Money Market Fund
NASDAQ-100® 2x Strategy Fund	U.S. Government Money Market Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

RVATB1-ANN2-1214x1215	guggenheiminvestments.com

This report and the ﬁnancial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC.

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	20
NASDAQ-100® FUND	26
INVERSE NASDAQ-100® STRATEGY FUND	33
S&P 500® 2x STRATEGY FUND	39
NASDAQ-100® 2x STRATEGY FUND	50
MID-CAP 1.5x STRATEGY FUND	57
INVERSE MID-CAP STRATEGY FUND	67
RUSSELL 2000® 2x STRATEGY FUND	73
RUSSELL 2000® 1.5x STRATEGY FUND	99
INVERSE RUSSELL 2000® STRATEGY FUND	125
DOW 2x STRATEGY FUND	131
INVERSE DOW 2x STRATEGY FUND	138
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	144
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	150
HIGH YIELD STRATEGY FUND	156
U.S. GOVERNMENT MONEY MARKET FUND	162
NOTES TO FINANCIAL STATEMENTS	167
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	187
OTHER INFORMATION	188
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	190
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	193

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 17 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2014.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2015

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

The Nasdaq-100® Fund may not be suitable for all investors. • Investing in Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. • There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. • This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. • For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. • In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. • It is important to note that the funds are not guaranteed by the U.S. government. • There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. • For more on these and other risks, please read the prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. • An investment in the Rydex U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2014

The U.S. economy continued to grow throughout the 12 months ended December 31, 2014, despite some seasonal volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread widening had reversed and equities regained their footing, with some key indices shooting to new highs. Markets similarly overcame a weather-related winter soft patch in the first quarter of 2014. The benchmark U.S. 10-year Treasury rate declined from 3.03% to 2.17% over the period, a positive stimulant to continued economic expansion.

U.S. growth appears to have decoupled from the rest of the world. The third quarter’s 5% U.S. gross domestic product (GDP) growth—the fastest pace in 11 years—signals that the U.S. economy is doing very well. Deeming growth sustainable, the U.S. Federal Reserve (the “Fed”) formally ended its quantitative easing (QE) program in October, and all eyes are now on economic data—primarily inflation and employment figures—that would prompt the Fed to raise rates in 2015. Slowing global growth has translated into expectations of weaker demand for oil in an already oversupplied market, which contributed to oil’s 49% decline in the second half of the year, with West Texas Intermediate ending the year at a five-year low of $53 a barrel.

The bright side to declining energy prices is that it leaves more money for consumers to spend on other goods. Data are already confirming this, as American consumer confidence reached new post-recession highs, and fourth quarter retail spending posted solid gains. Overall, this should be positive for consumer-related companies with primarily domestic operations.

The U.S. added 246,000 jobs per month on average in 2014. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as fewer people leave the workforce, the rapid decline in the nation’s unemployment rate could begin to slow. Until unemployment falls below the natural rate of unemployment, it’s unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Fed. An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market.

The battle against deflation in Europe forced the European Central Bank (ECB) to announce its own form of QE via purchases of asset-backed securities (ABS) and covered bonds. The consensus appears to be that in its current form, the program is insufficient to avert a slowdown. The next step for the ECB may be to buy sovereign bonds, which the ECB will decide on in the coming months. The only notable positive for Europe over the past year has been the devaluation of the euro, which fell by 13% against the U.S. dollar between May and December. A weaker euro makes exports more competitive, but still will not be enough to boost inflation in the region.

While markets were already anxious over Europe’s struggles and the potential impact of a stronger dollar on U.S. company earnings, Japan relapsed into recession. This drove the Bank of Japan to announce it would expand its asset purchase program in 2015. China also faces slowing growth as financing costs remain high for smaller companies, forcing the People’s Bank of China (PBOC) to cut benchmark interest rates for the first time since July 2012.

From an investment standpoint, U.S. assets continue to look attractive. With global central banks easing or engaging in their form of QE, global yields remain anchored and are driving investors into U.S. markets. But we are wary of the potential for a setback in U.S. equities as certain factors, such as oil prices and currency fluctuations, drive markets to aggressively discount valuations for some sectors more than others.

For the year ended December 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 13.69%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -4.90%. The return of the MSCI Emerging Markets Index* was -2.19%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 5.97% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 2.45%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.04% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2014

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

Dow Jones Industrial AverageSM is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2014 and ending December 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.60%	8.09%	$1,000.00	$1,080.90	$8.39
Inverse S&P 500® Strategy Fund	1.72%	(7.12%)	1,000.00	928.80	8.36
NASDAQ-100® Fund	1.61%	9.78%	1,000.00	1,097.80	8.51
Inverse NASDAQ-100® Strategy Fund	1.77%	(10.86%)	1,000.00	891.40	8.44
S&P 500® 2x Strategy Fund	1.75%	10.57%	1,000.00	1,105.70	9.29
NASDAQ-100® 2x Strategy Fund	1.76%	19.84%	1,000.00	1,198.40	9.75
Mid-Cap 1.5x Strategy Fund	1.72%	1.86%	1,000.00	1,018.60	8.75
Inverse Mid-Cap Strategy Fund	1.72%	(3.41%)	1,000.00	965.90	8.52
Russell 2000® 2x Strategy Fund	1.77%	1.16%	1,000.00	1,011.60	8.97
Russell 2000® 1.5x Strategy Fund	1.76%	1.07%	1,000.00	1,010.70	8.92
Inverse Russell 2000® Strategy Fund	1.76%	(3.92%)	1,000.00	960.80	8.70
Dow 2x Strategy Fund	1.78%	12.67%	1,000.00	1,126.70	9.54
Inverse Dow 2x Strategy Fund	1.79%	(15.32%)	1,000.00	846.80	8.33
Government Long Bond 1.2x Strategy Fund	1.27%	16.23%	1,000.00	1,162.30	6.92
Inverse Government Long Bond Strategy Fund	3.88%	(13.75%)	1,000.00	862.50	18.21
High Yield Strategy Fund[4]	1.57%	1.48%	1,000.00	1,014.80	3.34
U.S. Government Money Market Fund	0.05%	0.00%	1,000.00	1,000.00	0.25

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.60%	5.00%	$1,000.00	$1,017.14	$8.13
Inverse S&P 500® Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
NASDAQ-100® Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
Inverse NASDAQ-100® Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
S&P 500® 2x Strategy Fund	1.75%	5.00%	1,000.00	1,016.38	8.89
NASDAQ-100® 2x Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Mid-Cap 1.5x Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Inverse Mid-Cap Strategy Fund	1.72%	5.00%	1,000.00	1,016.53	8.74
Russell 2000® 2x Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Russell 2000® 1.5x Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Inverse Russell 2000® Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94
Dow 2x Strategy Fund	1.78%	5.00%	1,000.00	1,016.23	9.05
Inverse Dow 2x Strategy Fund	1.79%	5.00%	1,000.00	1,016.18	9.10
Government Long Bond 1.2x Strategy Fund	1.27%	5.00%	1,000.00	1,018.80	6.46
Inverse Government Long Bond Strategy Fund	3.88%	5.00%	1,000.00	1,005.65	19.61
High Yield Strategy Fund[4]	1.57%	5.00%	1,000.00	1,017.29	7.98
U.S. Government Money Market Fund	0.05%	5.00%	1,000.00	1,024.95	0.26

[1]
This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.75%. Excludes expenses of the underlying funds in which the Funds invest.

[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2014 to December 31, 2014.
[4]
Since the commencement of operations: October 15, 2014. Expenses paid based on actual fund return are calculated using 77 days from the commencement of operations. Expenses paid based on the hypothetical 5% return are calculated using 184 days.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund returned 18.59%, while the S&P 500 Index gained 13.69% over the same time period.

Sectors contributing most to performance of the underlying index were Information Technology and Health Care. Energy was the only sector to detract from return. The Telecommunications Services sector contributed least.

Apple, Inc., Microsoft Corp. and Berkshire Hathaway, Inc. Class B contributed most to performance of the underlying index for 2014. Amazon.com, Inc., Exxon Mobil Corp. and International Business Machines Corp. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	20.3%
Apple, Inc.	2.1%
Exxon Mobil Corp.	1.3%
Microsoft Corp.	1.2%
Johnson & Johnson	1.0%
Berkshire Hathaway, Inc. — Class B	0.9%
Wells Fargo & Co.	0.8%
General Electric Co.	0.8%
Procter & Gamble Co.	0.8%
JPMorgan Chase & Co.	0.8%
Top Ten Total	30.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Nova Fund	18.59%	20.69%	7.08%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
NOVA FUND

	Shares	Value

COMMON STOCKS† - 59.0%

CONSUMER, NON-CYCLICAL - 13.4%
Johnson & Johnson	3,526	$368,715
Procter & Gamble Co.	3,404	310,071
Pfizer, Inc.	7,936	247,206
Coca-Cola Co.	4,965	209,621
Merck & Company, Inc.	3,591	203,933
Gilead Sciences, Inc.*	1,900	179,094
PepsiCo, Inc.	1,885	178,246
Philip Morris International, Inc.	1,957	159,398
Amgen, Inc.	958	152,600
AbbVie, Inc.	2,007	131,338
Bristol-Myers Squibb Co.	2,089	123,314
Altria Group, Inc.	2,490	122,682
UnitedHealth Group, Inc.	1,209	122,217
Celgene Corp.*	1,006	112,531
MasterCard, Inc. — Class A	1,234	106,320
Biogen Idec, Inc.*	297	100,817
Medtronic, Inc.	1,240	89,529
Actavis plc*	334	85,975
Abbott Laboratories	1,897	85,403
Eli Lilly & Co.	1,234	85,134
Allergan, Inc.	375	79,721
Express Scripts Holding Co.*	924	78,235
Mondelez International, Inc. — Class A	2,116	76,864
Colgate-Palmolive Co.	1,079	74,656
McKesson Corp.	292	60,613
Covidien plc	570	58,300
Kimberly-Clark Corp.	469	54,188
Automatic Data Processing, Inc.	607	50,606
Baxter International, Inc.	683	50,057
Kraft Foods Group, Inc.	742	46,494
Alexion Pharmaceuticals, Inc.*	250	46,258
Anthem, Inc.	340	42,728
Archer-Daniels-Midland Co.	811	42,172
General Mills, Inc.	760	40,531
Kroger Co.	619	39,746
Aetna, Inc.	443	39,352
Regeneron Pharmaceuticals, Inc.*	93	38,153
Vertex Pharmaceuticals, Inc.*	303	35,996
Stryker Corp.	376	35,468
Cigna Corp.	329	33,857
Becton Dickinson and Co.	242	33,677
Cardinal Health, Inc.	417	33,664
McGraw Hill Financial, Inc.	342	30,431
Perrigo Company plc	177	29,587
Sysco Corp.	740	29,371
Lorillard, Inc.	453	28,512
Humana, Inc.	193	27,721
Zoetis, Inc.	631	27,152
Mylan, Inc.*	471	26,550
Mead Johnson Nutrition Co. — Class A	254	25,537
Reynolds American, Inc.	388	24,937
Intuitive Surgical, Inc.*	46	24,331
Zimmer Holdings, Inc.	213	24,158
AmerisourceBergen Corp. — Class A	262	23,622
St. Jude Medical, Inc.	360	23,411
Whole Foods Market, Inc.	453	22,840
Boston Scientific Corp.*	1,671	22,141
Moody’s Corp.	231	22,132
Estee Lauder Companies, Inc. — Class A	282	21,489
Kellogg Co.	318	20,810
Constellation Brands, Inc. — Class A*	211	20,714
Keurig Green Mountain, Inc.	153	20,256
Monster Beverage Corp.*	182	19,720
ConAgra Foods, Inc.	535	19,410
Hershey Co.	186	19,331
Dr Pepper Snapple Group, Inc.	245	17,562
Brown-Forman Corp. — Class B	197	17,304
Edwards Lifesciences Corp.*	135	17,196
Clorox Co.	163	16,986
DaVita HealthCare Partners, Inc.*	217	16,436
CR Bard, Inc.	94	15,662
CareFusion Corp.*	257	15,250
Molson Coors Brewing Co. — Class B	201	14,979
Tyson Foods, Inc. — Class A	369	14,793
Mallinckrodt plc*	146	14,458
Hospira, Inc.*	213	13,046
JM Smucker Co.	128	12,925
United Rentals, Inc.*	126	12,853
Universal Health Services, Inc. — Class B	115	12,795
Coca-Cola Enterprises, Inc.	280	12,382
Equifax, Inc.	152	12,292
Quest Diagnostics, Inc.	182	12,205
McCormick & Company, Inc.	163	12,111
Western Union Co.	658	11,785
H&R Block, Inc.	347	11,687
Laboratory Corporation of America Holdings*	106	11,437
Varian Medical Systems, Inc.*	126	10,900
Safeway, Inc.	290	10,185
Robert Half International, Inc.	171	9,983
Campbell Soup Co.	226	9,944
Cintas Corp.	122	9,570
DENTSPLY International, Inc.	178	9,482
Hormel Foods Corp.	169	8,805
ADT Corp.	220	7,971
Quanta Services, Inc.*	274	7,779
Total System Services, Inc.	208	7,064
Tenet Healthcare Corp.*	124	6,283
Avery Dennison Corp.	115	5,966
Patterson Companies, Inc.	108	5,195
Avon Products, Inc.	547	5,136
Total Consumer, Non-cyclical		5,230,050

FINANCIAL - 10.1%
Berkshire Hathaway, Inc. — Class B*	2,297	344,894
Wells Fargo & Co.	5,946	325,960

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
NOVA FUND

	Shares	Value

JPMorgan Chase & Co.	4,709	$294,690
Bank of America Corp.	13,247	236,989
Citigroup, Inc.	3,816	206,484
Visa, Inc. — Class A	615	161,253
American Express Co.	1,121	104,298
U.S. Bancorp	2,254	101,317
Goldman Sachs Group, Inc.	510	98,853
American International Group, Inc.	1,763	98,745
MetLife, Inc.	1,431	77,403
Morgan Stanley	1,923	74,612
Simon Property Group, Inc.	391	71,204
PNC Financial Services Group, Inc.	663	60,485
Capital One Financial Corp.	700	57,785
Bank of New York Mellon Corp.	1,418	57,527
BlackRock, Inc. — Class A	160	57,210
Prudential Financial, Inc.	577	52,195
American Tower Corp. — Class A	499	49,326
ACE Ltd.	418	48,020
Travelers Companies, Inc.	417	44,139
Charles Schwab Corp.	1,447	43,685
State Street Corp.	526	41,291
Marsh & McLennan Companies, Inc.	681	38,980
Discover Financial Services	571	37,395
Allstate Corp.	528	37,092
CME Group, Inc. — Class A	399	35,372
BB&T Corp.	907	35,273
Aflac, Inc.	568	34,699
Aon plc	359	34,044
Public Storage	183	33,827
Crown Castle International Corp.	421	33,133
Equity Residential	456	32,758
Health Care REIT, Inc.	413	31,252
Intercontinental Exchange, Inc.	142	31,139
Chubb Corp.	297	30,731
Ameriprise Financial, Inc.	232	30,682
T. Rowe Price Group, Inc.	327	28,076
SunTrust Banks, Inc.	657	27,528
Franklin Resources, Inc.	494	27,353
AvalonBay Communities, Inc.	166	27,123
Prologis, Inc.	630	27,109
Ventas, Inc.	371	26,601
Vornado Realty Trust	220	25,896
HCP, Inc.	578	25,449
Boston Properties, Inc.	193	24,837
Weyerhaeuser Co.	660	23,687
Host Hotels & Resorts, Inc.	954	22,677
Hartford Financial Services Group, Inc.	543	22,638
General Growth Properties, Inc.	790	22,223
Invesco Ltd.	543	21,459
Fifth Third Bancorp	1,038	21,149
M&T Bank Corp.	166	20,853
Lincoln National Corp.	327	18,858
Northern Trust Corp.	279	18,805
Regions Financial Corp.	1,734	18,311
Progressive Corp.	674	18,191
Principal Financial Group, Inc.	344	17,867
Essex Property Trust, Inc.	81	16,735
Loews Corp.	377	15,842
KeyCorp	1,091	15,165
Affiliated Managers Group, Inc.*	70	14,857
Macerich Co.	177	14,764
Kimco Realty Corp.	518	13,023
CBRE Group, Inc. — Class A*	352	12,056
Navient Corp.	517	11,172
XL Group plc — Class A	325	11,170
Unum Group	317	11,057
Huntington Bancshares, Inc.	1,026	10,794
Comerica, Inc.	226	10,586
Cincinnati Financial Corp.	185	9,589
Plum Creek Timber Company, Inc.	222	9,499
Iron Mountain, Inc.	235	9,085
E*TRADE Financial Corp.*	364	8,829
Torchmark Corp.	162	8,776
Zions Bancorporation	256	7,299
NASDAQ OMX Group, Inc.	148	7,098
Apartment Investment & Management Co. — Class A	184	6,836
Legg Mason, Inc.	126	6,725
Hudson City Bancorp, Inc.	606	6,133
Assurant, Inc.	88	6,022
People’s United Financial, Inc.	388	5,890
Genworth Financial, Inc. — Class A*	626	5,321
Total Financial		3,925,755

TECHNOLOGY - 8.0%
Apple, Inc.	7,387	815,376
Microsoft Corp.	10,383	482,291
Intel Corp.	6,090	221,005
International Business Machines Corp.	1,159	185,950
Oracle Corp.	4,075	183,253
QUALCOMM, Inc.	2,094	155,647
Hewlett-Packard Co.	2,351	94,346
EMC Corp.	2,563	76,223
Texas Instruments, Inc.	1,330	71,108
Accenture plc — Class A	790	70,555
Micron Technology, Inc.*	1,352	47,334
salesforce.com, Inc.*	739	43,831
Adobe Systems, Inc.*	597	43,402
Cognizant Technology Solutions Corp. — Class A*	767	40,390
Applied Materials, Inc.	1,535	38,252
Intuit, Inc.	360	33,188
Avago Technologies Ltd.	319	32,088
Western Digital Corp.	275	30,443
Broadcom Corp. — Class A	679	29,421
Seagate Technology plc	412	27,398
SanDisk Corp.	278	27,238

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
NOVA FUND

	Shares	Value

Cerner Corp.*	383	$24,765
Fidelity National Information Services, Inc.	357	22,205
Fiserv, Inc.*	307	21,788
Analog Devices, Inc.	392	21,764
Paychex, Inc.	411	18,976
Xerox Corp.	1,352	18,739
Electronic Arts, Inc.*	392	18,430
Autodesk, Inc.*	287	17,237
Red Hat, Inc.*	237	16,386
NetApp, Inc.	393	16,290
Lam Research Corp.	200	15,868
KLA-Tencor Corp.	207	14,556
Xilinx, Inc.	333	14,416
Altera Corp.	384	14,185
Akamai Technologies, Inc.*	224	14,103
Linear Technology Corp.	300	13,680
NVIDIA Corp.	650	13,033
Citrix Systems, Inc.*	203	12,951
CA, Inc.	403	12,271
Microchip Technology, Inc.	253	11,413
Computer Sciences Corp.	177	11,160
Teradata Corp.*	193	8,430
Pitney Bowes, Inc.	253	6,166
Dun & Bradstreet Corp.	45	5,443
First Solar, Inc.*	95	4,237
Total Technology		3,117,231

COMMUNICATIONS - 6.8%
Verizon Communications, Inc.	5,227	244,519
AT&T, Inc.	6,533	219,443
Facebook, Inc. — Class A*	2,634	205,505
Google, Inc. — Class A*	359	190,507
Google, Inc. — Class C*	359	188,978
Comcast Corp. — Class A	3,245	188,242
Walt Disney Co.	1,965	185,084
Cisco Systems, Inc.	6,441	179,157
Amazon.com, Inc.*	478	148,348
Time Warner, Inc.	1,056	90,204
Twenty-First Century Fox, Inc. — Class A	2,336	89,714
eBay, Inc.*	1,424	79,915
Priceline Group, Inc.*	66	75,254
Yahoo!, Inc.*	1,110	56,066
DIRECTV*	633	54,881
Time Warner Cable, Inc.	353	53,677
Viacom, Inc. — Class B	465	34,991
CBS Corp. — Class B	601	33,259
CenturyLink, Inc.	719	28,458
Netflix, Inc.*	76	25,962
Omnicom Group, Inc.	313	24,248
Alliance Data Systems Corp.*	81	23,170
Symantec Corp.	869	22,294
Nielsen N.V.	408	18,250
Motorola Solutions, Inc.	267	17,910
Level 3 Communications, Inc.*	351	17,332
F5 Networks, Inc.*	93	12,133
Discovery Communications, Inc. — Class C*	344	11,600
Interpublic Group of Companies, Inc.	527	10,946
Juniper Networks, Inc.	485	10,825
Expedia, Inc.	124	10,585
TripAdvisor, Inc.*	140	10,452
News Corp. — Class A*	628	9,853
Scripps Networks Interactive, Inc. — Class A	128	9,635
Harris Corp.	132	9,480
Gannett Company, Inc.	284	9,068
Frontier Communications Corp.	1,262	8,418
VeriSign, Inc.*	137	7,809
Discovery Communications, Inc. — Class A*	187	6,442
Windstream Holdings, Inc.	759	6,254
Cablevision Systems Corp. — Class A	276	5,697
Total Communications		2,634,565

INDUSTRIAL - 6.2%
General Electric Co.	12,650	319,666
Union Pacific Corp.	1,120	133,426
3M Co.	807	132,606
United Technologies Corp.	1,068	122,821
Boeing Co.	835	108,534
Honeywell International, Inc.	986	98,521
United Parcel Service, Inc. — Class B	878	97,607
Caterpillar, Inc.	763	69,838
Danaher Corp.	770	65,996
Lockheed Martin Corp.	338	65,089
Thermo Fisher Scientific, Inc.	504	63,145
FedEx Corp.	332	57,655
General Dynamics Corp.	397	54,635
Emerson Electric Co.	874	53,953
CSX Corp.	1,254	45,432
Precision Castparts Corp.	180	43,358
Illinois Tool Works, Inc.	453	42,899
Norfolk Southern Corp.	390	42,748
Raytheon Co.	388	41,970
Eaton Corporation plc	598	40,640
Deere & Co.	451	39,900
Northrop Grumman Corp.	254	37,437
Corning, Inc.	1,615	37,032
TE Connectivity Ltd.	512	32,384
Cummins, Inc.	214	30,852
Waste Management, Inc.	536	27,507
Parker-Hannifin Corp.	187	24,114
Tyco International plc	527	23,114
Ingersoll-Rand plc	334	21,172
Amphenol Corp. — Class A	390	20,986
Roper Industries, Inc.	126	19,700
Rockwell Automation, Inc.	171	19,015
Stanley Black & Decker, Inc.	197	18,928
Agilent Technologies, Inc.	420	17,195
Kansas City Southern	139	16,962
AMETEK, Inc.	310	16,315

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
NOVA FUND

	Shares	Value

Pentair plc	235	$15,609
Dover Corp.	208	14,918
Textron, Inc.	348	14,654
Rockwell Collins, Inc.	167	14,108
Stericycle, Inc.*	107	14,026
CH Robinson Worldwide, Inc.	184	13,780
Pall Corp.	134	13,562
L-3 Communications Holdings, Inc.	107	13,504
Republic Services, Inc. — Class A	318	12,800
Fluor Corp.	197	11,944
Waters Corp.*	105	11,836
Ball Corp.	172	11,725
Masco Corp.	449	11,315
Sealed Air Corp.	266	11,286
Vulcan Materials Co.	166	10,911
Expeditors International of Washington, Inc.	243	10,840
Flowserve Corp.	172	10,291
Snap-on, Inc.	73	9,982
Xylem, Inc.	229	8,718
Martin Marietta Materials, Inc.	78	8,605
Garmin Ltd.	152	8,030
Jacobs Engineering Group, Inc.*	164	7,329
Allegion plc	121	6,711
Ryder System, Inc.	67	6,221
PerkinElmer, Inc.	142	6,210
Joy Global, Inc.	124	5,768
FLIR Systems, Inc.	177	5,719
Owens-Illinois, Inc.*	208	5,614
Total Industrial		2,399,168

CONSUMER, CYCLICAL - 5.9%
Home Depot, Inc.	1,660	174,249
Wal-Mart Stores, Inc.	1,989	170,816
CVS Health Corp.	1,444	139,072
McDonald’s Corp.	1,226	114,876
NIKE, Inc. — Class B	879	84,516
Lowe’s Companies, Inc.	1,225	84,280
Walgreens Boots Alliance, Inc.	1,096	83,515
Costco Wholesale Corp.	551	78,104
Starbucks Corp.	943	77,373
Ford Motor Co.	4,848	75,144
Target Corp.	802	60,881
TJX Companies, Inc.	868	59,527
General Motors Co.	1,700	59,347
Delta Air Lines, Inc.	1,054	51,846
Johnson Controls, Inc.	839	40,557
Yum! Brands, Inc.	551	40,140
Southwest Airlines Co.	855	36,184
VF Corp.	435	32,582
PACCAR, Inc.	446	30,332
Macy’s, Inc.	435	28,601
Delphi Automotive plc	373	27,125
Dollar General Corp.*	382	27,007
L Brands, Inc.	310	26,831
Chipotle Mexican Grill, Inc. — Class A*	39	26,696
Carnival Corp.	567	25,702
Ross Stores, Inc.	264	24,885
AutoZone, Inc.*	40	24,764
O’Reilly Automotive, Inc.*	128	24,655
Marriott International, Inc. — Class A	268	20,912
Genuine Parts Co.	193	20,568
Michael Kors Holdings Ltd.*	259	19,451
WW Grainger, Inc.	76	19,371
Whirlpool Corp.	98	18,987
Starwood Hotels & Resorts Worldwide, Inc.	225	18,241
Dollar Tree, Inc.*	259	18,228
CarMax, Inc.*	271	18,043
Harley-Davidson, Inc.	270	17,796
Bed Bath & Beyond, Inc.*	233	17,748
Royal Caribbean Cruises Ltd.	210	17,310
Fastenal Co.	344	16,361
BorgWarner, Inc.	286	15,716
Kohl’s Corp.	254	15,504
Tiffany & Co.	142	15,174
Wynn Resorts Ltd.	102	15,174
Staples, Inc.	806	14,605
Best Buy Company, Inc.	367	14,305
Under Armour, Inc. — Class A*	210	14,259
The Gap, Inc.	336	14,149
Ralph Lauren Corp. — Class A	76	14,072
Nordstrom, Inc.	177	14,052
Tractor Supply Co.	171	13,478
PVH Corp.	104	13,330
Wyndham Worldwide Corp.	155	13,293
Mattel, Inc.	427	13,213
Coach, Inc.	347	13,033
Newell Rubbermaid, Inc.	341	12,989
Mohawk Industries, Inc.*	78	12,118
DR Horton, Inc.	418	10,572
PetSmart, Inc.	125	10,162
Lennar Corp. — Class A	225	10,082
Goodyear Tire & Rubber Co.	346	9,885
Darden Restaurants, Inc.	167	9,791
Family Dollar Stores, Inc.	121	9,584
Harman International Industries, Inc.	86	9,177
PulteGroup, Inc.	420	9,013
Hasbro, Inc.	142	7,809
Leggett & Platt, Inc.	173	7,372
Fossil Group, Inc.*	57	6,312
AutoNation, Inc.*	94	5,679
GameStop Corp. — Class A	137	4,631
Urban Outfitters, Inc.*	126	4,426
Total Consumer, Cyclical		2,305,582

ENERGY - 5.0%
Exxon Mobil Corp.	5,334	493,127
Chevron Corp.	2,381	267,101
Schlumberger Ltd.	1,621	138,449

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
NOVA FUND

	Shares	Value

ConocoPhillips	1,550	$107,043
Kinder Morgan, Inc.	2,140	90,543
Occidental Petroleum Corp.	977	78,756
EOG Resources, Inc.	690	63,528
Anadarko Petroleum Corp.	638	52,635
Phillips 66	697	49,974
Halliburton Co.	1,067	41,965
Williams Companies, Inc.	847	38,064
National Oilwell Varco, Inc.	542	35,517
Valero Energy Corp.	657	32,522
Marathon Petroleum Corp.	353	31,862
Spectra Energy Corp.	845	30,674
Baker Hughes, Inc.	545	30,558
Apache Corp.	474	29,706
Devon Energy Corp.	484	29,626
Pioneer Natural Resources Co.	188	27,984
Marathon Oil Corp.	850	24,047
Hess Corp.	320	23,622
Noble Energy, Inc.	454	21,533
Cabot Oil & Gas Corp. — Class A	520	15,397
Equities Corp.	191	14,459
FMC Technologies, Inc.*	295	13,818
ONEOK, Inc.	262	13,045
Chesapeake Energy Corp.	653	12,779
Cameron International Corp.*	249	12,438
Southwestern Energy Co.*	445	12,144
Tesoro Corp.	159	11,822
Cimarex Energy Co.	110	11,660
Range Resources Corp.	212	11,331
Murphy Oil Corp.	210	10,609
CONSOL Energy, Inc.	290	9,805
Helmerich & Payne, Inc.	136	9,169
Ensco plc — Class A	295	8,835
Transocean Ltd.	429	7,864
Noble Corporation plc	317	5,253
Nabors Industries Ltd.	365	4,738
Newfield Exploration Co.*	173	4,692
QEP Resources, Inc.	209	4,226
Denbury Resources, Inc.	444	3,610
Diamond Offshore Drilling, Inc.	85	3,120
Total Energy		1,939,650

UTILITIES - 1.9%
Duke Energy Corp.	891	74,433
NextEra Energy, Inc.	550	58,459
Dominion Resources, Inc.	735	56,521
Southern Co.	1,133	55,642
Exelon Corp.	1,083	40,158
American Electric Power Company, Inc.	616	37,404
Sempra Energy	291	32,405
PG&E Corp.	598	31,837
PPL Corp.	838	30,445
Edison International	410	26,847
Public Service Enterprise Group, Inc.	637	26,378
Consolidated Edison, Inc.	369	24,358
Xcel Energy, Inc.	637	22,881
Northeast Utilities	399	21,354
FirstEnergy Corp.	530	20,665
Entergy Corp.	227	19,858
DTE Energy Co.	223	19,261
NiSource, Inc.	398	16,883
Wisconsin Energy Corp.	284	14,978
Ameren Corp.	306	14,116
CenterPoint Energy, Inc.	541	12,676
CMS Energy Corp.	346	12,024
NRG Energy, Inc.	426	11,481
AES Corp.	826	11,374
SCANA Corp.	180	10,872
Pinnacle West Capital Corp.	139	9,495
Pepco Holdings, Inc.	317	8,537
AGL Resources, Inc.	151	8,231
Integrys Energy Group, Inc.	101	7,863
TECO Energy, Inc.	296	6,065
Total Utilities		743,501

BASIC MATERIALS - 1.7%
EI du Pont de Nemours & Co.	1,141	84,366
Monsanto Co.	610	72,876
Dow Chemical Co.	1,395	63,626
Praxair, Inc.	367	47,548
LyondellBasell Industries N.V. — Class A	523	41,520
PPG Industries, Inc.	173	39,989
Ecolab, Inc.	340	35,537
Air Products & Chemicals, Inc.	242	34,904
Freeport-McMoRan, Inc.	1,309	30,578
International Paper Co.	534	28,612
Sherwin-Williams Co.	103	27,093
Alcoa, Inc.	1,485	23,448
Sigma-Aldrich Corp.	150	20,591
Nucor Corp.	402	19,719
Mosaic Co.	398	18,169
CF Industries Holdings, Inc.	63	17,170
Eastman Chemical Co.	187	14,186
Newmont Mining Corp.	628	11,869
International Flavors & Fragrances, Inc.	102	10,339
Airgas, Inc.	85	9,790
FMC Corp.	168	9,581
MeadWestvaco Corp.	210	9,322
Allegheny Technologies, Inc.	137	4,763
Total Basic Materials		675,596

DIVERSIFIED - 0.0%
Leucadia National Corp.	399	8,946

Total Common Stocks
(Cost $12,681,391)		22,980,044

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
NOVA FUND

	Shares	Value

MUTUAL FUNDS†,1 - 20.3%
Guggenheim Strategy Fund I	318,964	$7,923,054
Total Mutual Funds
(Cost $7,937,013)		7,923,054

	Face Amount

REPURCHASE AGREEMENTS††,2 - 14.2%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	$1,851,315	1,851,315
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	1,851,315	1,851,315
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	1,851,315	1,851,315
Total Repurchase Agreements
(Cost $5,553,945)		5,553,945

Total Investments - 93.5%
(Cost $26,172,349)		$36,457,043
Other Assets & Liabilities, net - 6.5%		2,525,497
Total Net Assets - 100.0%		$38,982,540

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $4,411,800)	43	$132,626

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2015 S&P 500 Index Swap, Terminating 01/29/153 (Notional Value $620,232)	301	$(8,806)
Goldman Sachs International January 2015 S&P 500 Index Swap, Terminating 01/27/153 (Notional Value $8,356,320)	4,059	(119,329)
Barclays Bank plc January 2015 S&P 500 Index Swap, Terminating 01/31/153 (Notional Value $22,091,498)	10,730	(337,840)
(Total Notional Value $31,068,050)		$(465,975)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
3	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $20,618,404)	$30,903,098
Repurchase agreements, at value (cost $5,553,945)	5,553,945
Total investments (cost $26,172,349)	36,457,043
Segregated cash with broker	3,831,687
Cash	117
Receivables:
Fund shares sold	60,626
Dividends	43,994
Foreign taxes reclaim	62
Interest	3
Total assets	40,393,532

Liabilities:
Unrealized depreciation on swap agreements	465,975
Payable for:
Fund shares redeemed	746,437
Variation margin	53,105
Management fees	27,159
Swap settlement	22,090
Securities purchased	11,320
Transfer agent and administrative fees	9,053
Investor service fees	9,053
Portfolio accounting fees	3,621
Miscellaneous	63,179
Total liabilities	1,410,992
Net assets	$38,982,540

Net assets consist of:
Paid in capital	$39,499,565
Undistributed net investment income	—
Accumulated net realized loss on investments	(10,468,370)
Net unrealized appreciation on investments	9,951,345
Net assets	$38,982,540
Capital shares outstanding	249,982
Net asset value per share	$155.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $5)	$555,404
Interest	704
Total investment income	556,108

Expenses:
Management fees	267,833
Transfer agent and administrative fees	89,278
Investor service fees	89,278
Portfolio accounting fees	35,711
Custodian fees	4,186
Trustees’ fees*	2,719
Line of credit interest expense	506
Miscellaneous	77,814
Total expenses	567,325
Net investment income	(11,217)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,625,739
Swap agreements	1,547,361
Futures contracts	1,040,385
Net realized gain	8,213,485
Net change in unrealized appreciation (depreciation) on:
Investments	(2,597,812)
Swap agreements	(540,749)
Futures contracts	89,835
Net change in unrealized appreciation (depreciation)	(3,048,726)
Net realized and unrealized gain	5,164,759
Net increase in net assets resulting from operations	$5,153,542

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(11,217)	$41,561
Net realized gain on investments	8,213,485	6,263,934
Net change in unrealized appreciation (depreciation) on investments	(3,048,726)	5,459,843
Net increase in net assets resulting from operations	5,153,542	11,765,338

Distributions to shareholders from:
Net investment income	(31,384)	(31,195)
Total distributions to shareholders	(31,384)	(31,195)

Capital share transactions:
Proceeds from sale of shares	268,024,807	230,535,446
Distributions reinvested	31,384	31,195
Cost of shares redeemed	(287,711,219)	(213,863,994)
Net increase (decrease) from capital share transactions	(19,655,028)	16,702,647
Net increase (decrease) in net assets	(14,532,870)	28,436,790

Net assets:
Beginning of year	53,515,410	25,078,620
End of year	$38,982,540	$53,515,410
Undistributed net investment income at end of year	$—	$38,416

Capital share activity:
Shares sold	1,914,435	2,000,045
Shares issued from reinvestment of distributions	204	249
Shares redeemed	(2,071,268)	(1,877,304)
Net increase (decrease) in shares	(156,629)	122,990

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$131.61	$88.42	$72.34	$73.23	$61.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	.14	.10	(.09)	.02
Net gain (loss) on investments (realized and unrealized)	24.50	43.17	15.98	(.76)	12.19
Total from investment operations	24.46	43.31	16.08	(.85)	12.21
Less distributions from:
Net investment income	(.13)	(.12)	—	(.04)	(.14)
Total distributions	(.13)	(.12)	—	(.04)	(.14)
Net asset value, end of period	$155.94	$131.61	$88.42	$72.34	$73.23

Total Return[b]	18.59%	48.99%	22.25%	(1.17%)	19.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,983	$53,515	$25,079	$22,208	$29,644
Ratios to average net assets:
Net investment income (loss)	(0.03%)	0.13%	0.12%	(0.13%)	0.03%
Total expenses[c]	1.59%	1.54%	1.58%	1.61%	1.55%
Portfolio turnover rate	694%	298%	119%	146%	58%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500® Strategy Fund returned -14.45%, while the S&P 500 Index gained 13.69% over the same time period.

Sectors contributing most to performance of the underlying index were Information Technology and Health Care. Energy was the only sector to detract from return. The Telecommunications Services sector contributed least.

Apple, Inc., Microsoft Corp. and Berkshire Hathaway, Inc. Class B contributed most to performance of the underlying index for 2014. Amazon.com, Inc., Exxon Mobil Corp. and International Business Machines Corp. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	22.5%
Total	22.5%

“Largest Holdings” exclude any temporary cash or derivative investments.

20 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	-14.45%	-16.99%	-9.51%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	December 31, 2014
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 22.5%
Guggenheim Strategy Fund I	40,553	$1,007,341
Total Mutual Funds
(Cost $1,008,840)		1,007,341

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 33.7%
Freddie Mac2
0.04% due 01/05/15	$500,000	499,998
Federal Farm Credit Bank3
0.05% due 01/15/15	500,000	499,990
Federal Home Loan Bank3
0.06% due 01/14/15	300,000	299,994
Farmer Mac3
0.07% due 01/08/15	200,000	199,997
Total Federal Agency Discount Notes
(Cost $1,499,979)		1,499,979

REPURCHASE AGREEMENTS††,4 - 45.5%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	675,107	675,107
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	675,107	675,107
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	675,107	675,107
Total Repurchase Agreements
(Cost $2,025,321)		2,025,321

Total Investments - 101.7%
(Cost $4,534,140)		$4,532,641
Other Assets & Liabilities, net - (1.7)%		(76,930)
Total Net Assets - 100.0%		$4,455,711

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $513,000)	5	$(8,157)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC January 2015 S&P 500 Index Swap, Terminating 01/29/155 (Notional Value $2,730,608)	1,326	$38,768
Barclays Bank plc January 2015 S&P 500 Index Swap, Terminating 01/31/155 (Notional Value $1,190,737)	578	13,250
Goldman Sachs International January 2015 S&P 500 Index Swap, Terminating 01/27/155 (Notional Value $39,093)	19	558
(Total Notional Value $3,960,438)		$52,576

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
3	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
4	Repurchase Agreements — See Note 5.
5	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $2,508,819)	$2,507,320
Repurchase agreements, at value (cost $2,025,321)	2,025,321
Total investments (cost $4,534,140)	4,532,641
Segregated cash with broker	836,508
Unrealized appreciation on swap agreements	52,576
Receivables:
Fund shares sold	20,482
Swap settlement	12,305
Variation margin	6,175
Dividends	1,617
Interest	1
Total assets	5,462,305

Liabilities:
Payable for:
Fund shares redeemed	985,300
Management fees	3,900
Securities purchased	1,705
Transfer agent and administrative fees	1,084
Investor service fees	1,084
Portfolio accounting fees	433
Miscellaneous	13,088
Total liabilities	1,006,594
Net assets	$4,455,711

Net assets consist of:
Paid in capital	$15,877,097
Undistributed net investment income	—
Accumulated net realized loss on investments	(11,464,306)
Net unrealized appreciation on investments	42,920
Net assets	$4,455,711
Capital shares outstanding	267,001
Net asset value per share	$16.69
STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$19,436
Interest	994
Total investment income	20,430

Expenses:
Management fees	71,762
Transfer agent and administrative fees	19,934
Investor service fees	19,934
Portfolio accounting fees	7,974
Custodian fees	979
Trustees’ fees*	806
Line of credit interest expense	3
Miscellaneous	15,421
Total expenses	136,813
Net investment loss	(116,383)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(10,677)
Swap agreements	(1,596,460)
Futures contracts	(37,668)
Net realized loss	(1,644,805)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,501)
Swap agreements	71,429
Futures contracts	451
Net change in unrealized appreciation (depreciation)	70,379
Net realized and unrealized loss	(1,574,426)
Net decrease in net assets resulting from operations	$(1,690,809)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(116,383)	$(184,295)
Net realized loss on investments	(1,644,805)	(3,361,260)
Net change in unrealized appreciation (depreciation) on investments	70,379	17,302
Net decrease in net assets resulting from operations	(1,690,809)	(3,528,253)

Capital share transactions:
Proceeds from sale of shares	276,589,994	158,171,603
Cost of shares redeemed	(277,240,148)	(158,024,260)
Net increase (decrease) from capital share transactions	(650,154)	147,343
Net decrease in net assets	(2,340,963)	(3,380,910)

Net assets:
Beginning of year	6,796,674	10,177,584
End of year	$4,455,711	$6,796,674
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	15,138,698	7,011,981
Shares redeemed	(15,219,987)	(7,047,080)
Net decrease in shares	(81,289)	(35,099)

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$19.51	$26.55	$31.98	$35.16	$42.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.37)	(.45)	(.57)	(.63)
Net gain (loss) on investments (realized and unrealized)	(2.55)	(6.67)	(4.98)	(2.61)	(6.55)
Total from investment operations	(2.82)	(7.04)	(5.43)	(3.18)	(7.18)
Net asset value, end of period	$16.69	$19.51	$26.55	$31.98	$35.16

Total Return[b]	(14.45%)	(26.52%)	(16.98%)	(9.04%)	(16.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,456	$6,797	$10,178	$13,800	$17,986
Ratios to average net assets:
Net investment income (loss)	(1.46%)	(1.64%)	(1.60%)	(1.70%)	(1.55%)
Total expenses[c]	1.72%	1.69%	1.72%	1.75%	1.70%
Portfolio turnover rate	398%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).

For the one-year period ended December 31, 2014, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index. The Fund rose 17.45%, while the NASDAQ-100 Index gained 19.40% over the same time period.

Information Technology and Health Care contributed most to performance of the underlying index during the year. The Telecommunications Services sector was the only detractor. The Materials sector contributed least to performance for the year.

Apple, Inc., Microsoft Corp. and Intel Corp. contributed most to performance of the underlying index for 2014. Amazon.com, Inc., VimpelCom Ltd. and Google, Inc. Class C detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	11.9%
Apple, Inc.	9.6%
Microsoft Corp.	5.7%
Google, Inc. — Class C	2.6%
Intel Corp.	2.6%
Facebook, Inc. — Class A	2.6%
Google, Inc. — Class A	2.2%
Amazon.com, Inc.	2.1%
Cisco Systems, Inc.	2.1%
Gilead Sciences, Inc.	2.1%
Top Ten Total	43.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
NASDAQ-100® Fund	17.45%	17.45%	9.54%
NASDAQ-100 Index	19.40%	19.23%	10.99%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	December 31, 2014
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 71.4%

TECHNOLOGY - 28.6%
Apple, Inc.	71,342	$7,874,730
Microsoft Corp.	100,269	4,657,495
Intel Corp.	58,815	2,134,395
QUALCOMM, Inc.	20,224	1,503,250
Texas Instruments, Inc.	12,849	686,971
Micron Technology, Inc.*	13,058	457,161
Adobe Systems, Inc.*	6,067	441,071
Cognizant Technology Solutions Corp. — Class A*	7,407	390,053
Applied Materials, Inc.	14,821	369,339
Intuit, Inc.	3,473	320,176
Western Digital Corp.	2,825	312,728
Avago Technologies Ltd.	3,076	309,415
Broadcom Corp. — Class A	6,593	285,675
Cerner Corp.*	4,154	268,598
Seagate Technology plc	3,981	264,737
SanDisk Corp.	2,684	262,978
NXP Semiconductor N.V.*	2,807	214,455
Analog Devices, Inc.	3,822	212,197
Fiserv, Inc.*	2,968	210,639
Paychex, Inc.	4,414	203,794
Check Point Software Technologies Ltd.*	2,321	182,361
Electronic Arts, Inc.*	3,782	177,811
Activision Blizzard, Inc.	8,747	176,252
Autodesk, Inc.*	2,764	166,006
CA, Inc.	5,412	164,795
NetApp, Inc.	3,792	157,178
Lam Research Corp.	1,934	153,444
KLA-Tencor Corp.	2,001	140,710
Xilinx, Inc.	3,217	139,264
Altera Corp.	3,708	136,974
Akamai Technologies, Inc.*	2,165	136,308
NVIDIA Corp.	6,612	132,571
Linear Technology Corp.	2,902	132,331
Citrix Systems, Inc.*	1,958	124,920
Total Technology		23,500,782

COMMUNICATIONS - 23.1%
Google, Inc. — Class C*	4,128	2,172,978
Facebook, Inc. — Class A*	27,053	2,110,675
Google, Inc. — Class A*	3,465	1,838,737
Amazon.com, Inc.*	5,632	1,747,891
Cisco Systems, Inc.	62,203	1,730,176
Comcast Corp. — Class A	26,158	1,517,426
eBay, Inc.*	15,113	848,142
Baidu, Inc. ADR*	3,370	768,259
Priceline Group, Inc.*	637	726,315
Twenty-First Century Fox, Inc. — Class A	16,514	634,219
Yahoo!, Inc.*	11,524	582,077
DIRECTV*	6,109	529,650
Liberty Global plc*	7,832	378,364
Twenty-First Century Fox, Inc. — Class B	9,713	358,313
Viacom, Inc. — Class B	4,374	329,144
Comcast Corp. — Class A	5,066	291,624
Netflix, Inc.*	733	250,400
Sirius XM Holdings, Inc.*	66,836	233,926
Charter Communications, Inc. — Class A*	1,329	221,438
Symantec Corp.	8,395	215,374
Vodafone Group plc ADR	5,921	202,321
DISH Network Corp. — Class A*	2,706	197,240
Liberty Interactive Corp. — Class A*	5,439	160,015
Liberty Global plc — Class A*	3,054	153,326
Equinix, Inc.	668	151,456
TripAdvisor, Inc.*	1,583	118,187
Discovery Communications, Inc. — Class C*	3,495	117,851
Liberty Media Corp. — Class C*	2,782	97,454
VimpelCom Ltd. ADR	21,369	89,216
Discovery Communications, Inc. — Class A*	1,806	62,217
Liberty Ventures*	1,634	61,634
Liberty Media Corp. — Class A*	1,271	44,828
Total Communications		18,940,873

CONSUMER, NON-CYCLICAL - 13.3%
Gilead Sciences, Inc.*	18,352	1,729,859
Amgen, Inc.	9,253	1,473,910
Celgene Corp.*	9,716	1,086,832
Biogen Idec, Inc.*	2,873	975,240
Express Scripts Holding Co.*	8,928	755,933
Mondelez International, Inc. — Class A	20,435	742,300
Regeneron Pharmaceuticals, Inc.*	1,213	497,633
Automatic Data Processing, Inc.	5,864	488,882
Kraft Foods Group, Inc.	7,163	448,834
Alexion Pharmaceuticals, Inc.*	2,412	446,292
Vertex Pharmaceuticals, Inc.*	2,926	347,609
Illumina, Inc.*	1,727	318,770
Keurig Green Mountain, Inc.	1,971	260,951
Mylan, Inc.*	4,553	256,653
Intuitive Surgical, Inc.*	441	233,263
Monster Beverage Corp.*	2,039	220,926
Whole Foods Market, Inc.	4,376	220,638
Henry Schein, Inc.*	1,024	139,418
Catamaran Corp.*	2,524	130,617
Verisk Analytics, Inc. — Class A*	2,006	128,484
Total Consumer, Non-cyclical		10,903,044

CONSUMER, CYCLICAL - 5.4%
Costco Wholesale Corp.	5,325	754,820
Starbucks Corp.	9,103	746,901
American Airlines Group, Inc.	8,725	467,922
Tesla Motors, Inc.*	1,525	339,175
PACCAR, Inc.	4,307	292,919
Marriott International, Inc. — Class A	3,447	268,969
Ross Stores, Inc.	2,552	240,552
O’Reilly Automotive, Inc.*	1,234	237,693
Wynn Resorts Ltd.	1,233	183,421

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
NASDAQ-100® FUND

	Shares	Value

Dollar Tree, Inc.*	2,502	$176,091
Bed Bath & Beyond, Inc.*	2,253	171,611
Fastenal Co.	3,606	171,501
Staples, Inc.	7,783	141,028
Tractor Supply Co.	1,654	130,368
Mattel, Inc.	4,122	127,555
Total Consumer, Cyclical		4,450,526

INDUSTRIAL - 0.8%
SBA Communications Corp. — Class A*	1,570	173,893
Stericycle, Inc.*	1,033	135,406
CH Robinson Worldwide, Inc.	1,779	133,229
Garmin Ltd.	2,326	122,883
Expeditors International of Washington, Inc.	2,348	104,744
Total Industrial		670,155

BASIC MATERIALS - 0.2%
Sigma-Aldrich Corp.	1,449	198,904

Total Common Stocks
(Cost $27,471,305)		58,664,284

MUTUAL FUNDS†,1 - 11.9%
Guggenheim Strategy Fund I	391,920	9,735,297
Total Mutual Funds
(Cost $9,758,035)		9,735,297

	Face Amount

REPURCHASE AGREEMENTS††,2 - 7.2%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	$1,958,181	1,958,181
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	1,958,181	1,958,181
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	1,958,181	1,958,181
Total Repurchase Agreements
(Cost $5,874,543)		5,874,543

Total Investments - 90.5%
(Cost $43,103,883)		$74,274,124
Other Assets & Liabilities, net - 9.5%		7,807,431
Total Net Assets - 100.0%		$82,081,555

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $9,821,140)	116	$6,364

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2015 NASDAQ-100 Index Swap, Terminating 01/29/153 (Notional Value $1,623,142)	383	$(29,784)
Goldman Sachs International January 2015 NASDAQ-100 Index Swap, Terminating 01/27/153 (Notional Value $1,678,282)	396	(30,877)
Barclays Bank plc January 2015 NASDAQ-100 Index Swap, Terminating 01/31/153 (Notional Value $9,975,617)	2,355	(75,342)
(Total Notional Value $13,277,041)		$(136,003)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
3	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $37,229,340)	$68,399,581
Repurchase agreements, at value (cost $5,874,543)	5,874,543
Total investments (cost $43,103,883)	74,274,124
Segregated cash with broker	1,504,159
Receivables:
Securities sold	9,860,507
Fund shares sold	1,071,644
Dividends	37,278
Foreign taxes reclaim	977
Securities lending income	29
Interest	3
Total assets	86,748,721

Liabilities:
Unrealized depreciation on swap agreements	136,003
Overdraft due to custodian bank	436
Payable for:
Fund shares redeemed	4,185,517
Variation margin	114,840
Management fees	54,401
Transfer agent and administrative fees	18,133
Investor service fees	18,133
Securities purchased	13,909
Portfolio accounting fees	7,253
Miscellaneous	118,541
Total liabilities	4,667,166
Net assets	$82,081,555

Net assets consist of:
Paid in capital	$47,639,120
Undistributed net investment income	—
Accumulated net realized gain on investments	3,401,833
Net unrealized appreciation on investments	31,040,602
Net assets	$82,081,555
Capital shares outstanding	2,435,704
Net asset value per share	$33.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$917,172
Interest	952
Income from securities lending, net	644
Total investment income	918,768

Expenses:
Management fees	540,323
Transfer agent and administrative fees	180,107
Investor service fees	180,107
Portfolio accounting fees	72,042
Custodian fees	8,452
Trustees’ fees*	4,930
Line of credit interest expense	526
Miscellaneous	167,602
Total expenses	1,154,089
Net investment loss	(235,321)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,115,886
Swap agreements	934,089
Futures contracts	1,192,082
Net realized gain	5,242,057
Net change in unrealized appreciation (depreciation) on:
Investments	6,524,932
Swap agreements	(143,847)
Futures contracts	5,117
Net change in unrealized appreciation (depreciation)	6,386,202
Net realized and unrealized gain	11,628,259
Net increase in net assets resulting from operations	$11,392,938

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(235,321)	$(183,347)
Net realized gain on investments	5,242,057	11,264,674
Net change in unrealized appreciation (depreciation) on investments	6,386,202	4,640,795
Net increase in net assets resulting from operations	11,392,938	15,722,122

Distributions to shareholders from:
Net realized gains	(3,731,557)	—
Total distributions to shareholders	(3,731,557)	—

Capital share transactions:
Proceeds from sale of shares	325,707,706	205,795,109
Distributions reinvested	3,731,557	—
Cost of shares redeemed	(327,829,056)	(187,753,913)
Net increase from capital share transactions	1,610,207	18,041,196
Net increase in net assets	9,271,588	33,763,318

Net assets:
Beginning of year	72,809,967	39,046,649
End of year	$82,081,555	$72,809,967
Undistributed net investment income at end of year	$—	$8,145

Capital share activity:
Shares sold	10,105,525	7,838,056
Shares issued from reinvestment of distributions	111,224	—
Shares redeemed	(10,178,156)	(7,171,304)
Net increase in shares	38,593	666,752

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$30.37	$22.57	$19.32	$18.91	$15.96
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.09)	(.08)	(.19)	(.14)
Net gain (loss) on investments (realized and unrealized)	5.40	7.89	3.33	.60	3.09
Total from investment operations	5.29	7.80	3.25	.41	2.95
Less distributions from:
Net realized gains	(1.96)	—	—	—	—
Total distributions	(1.96)	—	—	—	—
Net asset value, end of period	$33.70	$30.37	$22.57	$19.32	$18.91

Total Return[b]	17.45%	34.62%	16.77%	2.17%	18.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82,082	$72,810	$39,047	$44,120	$55,295
Ratios to average net assets:
Net investment income (loss)	(0.33%)	(0.36%)	(0.34%)	(0.98%)	(0.85%)
Total expenses[c]	1.60%	1.57%	1.61%	1.64%	1.59%
Portfolio turnover rate	225%	186%	77%	68%	49%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, with the NASDAQ-100 Index up 19.40%, the Inverse NASDAQ-100® Strategy Fund returned -18.63%. For the one-year period ended December 31, 2014, Inverse NASDAQ-100® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

Information Technology and Health Care contributed most to performance of the underlying index during the year. The Telecommunications Services sector was the only detractor. The Materials sector contributed least to performance for the year.

Apple, Inc., Microsoft Corp. and Intel Corp. contributed most to performance of the underlying index for 2014. Amazon.com, Inc., VimpelCom Ltd. and Google, Inc. Class C detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	24.7%
Total	24.7%

“Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	-18.63%	-19.76%	-12.56%
NASDAQ-100 Index	19.40%	19.23%	10.99%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

34 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 24.7%
Guggenheim Strategy Fund I	16,259	$403,870
Total Mutual Funds
(Cost $404,520)		403,870

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 49.0%
Federal Home Loan Bank2
0.01% due 01/21/15	$200,000	199,999
Freddie Mac3
0.06% due 01/13/15	200,000	199,996
Farmer Mac2
0.09% due 04/06/15	200,000	199,954
Fannie Mae3
0.09% due 05/01/15	200,000	199,940
Total Federal Agency Discount Notes
(Cost $799,889)		799,889

REPURCHASE AGREEMENTS††,4 - 8.1%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	44,311	44,311
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	44,311	44,311
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	44,311	44,311
Total Repurchase Agreements
(Cost $132,933)		132,933

Total Investments - 81.8%
(Cost $1,337,342)		$1,336,692
Other Assets & Liabilities, net - 18.2%		297,591
Total Net Assets - 100.0%		$1,634,283

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS SOLD SHORT†
March 2015 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $507,990)	6	$7,692

	Units

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC January 2015 NASDAQ-100 Index Swap, Terminating 01/29/155 (Notional Value $647,158)	153	$11,870
Goldman Sachs International January 2015 NASDAQ-100 Index Swap, Terminating 01/27/155 (Notional Value $312,485)	74	5,735
Barclays Bank plc January 2015 NASDAQ-100 Index Swap, Terminating 01/31/155 (Notional Value $165,105)	39	2,428
(Total Notional Value $1,124,748)		$20,033

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
3	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
4	Repurchase Agreements — See Note 5.
5	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $1,204,409)	$1,203,759
Repurchase agreements, at value (cost $132,933)	132,933
Total investments (cost $1,337,342)	1,336,692
Segregated cash with broker	279,624
Unrealized appreciation on swap agreements	20,033
Receivables:
Variation margin	5,940
Swap settlement	3,898
Dividends	665
Fund shares sold	33
Total assets	1,646,885

Liabilities:
Payable for:
Fund shares redeemed	3,568
Management fees	1,493
Securities purchased	694
Transfer agent and administrative fees	415
Investor service fees	415
Portfolio accounting fees	166
Miscellaneous	5,851
Total liabilities	12,602
Net assets	$1,634,283

Net assets consist of:
Paid in capital	$6,035,377
Undistributed net investment income	—
Accumulated net realized loss on investments	(4,428,169)
Net unrealized appreciation on investments	27,075
Net assets	$1,634,283
Capital shares outstanding	65,539
Net asset value per share	$24.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$8,990
Interest	369
Total investment income	9,359

Expenses:
Management fees	28,796
Transfer agent and administrative fees	7,999
Investor service fees	7,999
Portfolio accounting fees	3,200
Custodian fees	375
Trustees’ fees*	336
Miscellaneous	7,807
Total expenses	56,512
Net investment loss	(47,153)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,499)
Swap agreements	(862,689)
Futures contracts	3,609
Net realized loss	(863,579)
Net change in unrealized appreciation (depreciation) on:
Investments	(650)
Swap agreements	32,900
Futures contracts	7,692
Net change in unrealized appreciation (depreciation)	39,942
Net realized and unrealized loss	(823,637)
Net decrease in net assets resulting from operations	$(870,790)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(47,153)	$(76,738)
Net realized loss on investments	(863,579)	(1,598,945)
Net change in unrealized appreciation (depreciation) on investments	39,942	70,249
Net decrease in net assets resulting from operations	(870,790)	(1,605,434)

Capital share transactions:
Proceeds from sale of shares	71,457,603	82,085,341
Cost of shares redeemed	(71,418,851)	(84,819,355)
Net increase (decrease) from capital share transactions	38,752	(2,734,014)
Net decrease in net assets	(832,038)	(4,339,448)

Net assets:
Beginning of year	2,466,321	6,805,769
End of year	$1,634,283	$2,466,321
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(1)

Capital share activity:*
Shares sold	2,521,937	2,213,686
Shares redeemed	(2,536,854)	(2,290,743)
Net decrease in shares	(14,917)	(77,057)

*
Reverse share split — Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[d]	Year Ended December 31, 2010[d]
Per Share Data
Net asset value, beginning of period	$30.65	$43.21	$53.11	$59.05	$75.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.42)	(.65)	(.75)	(.95)	(1.10)
Net gain (loss) on investments (realized and unrealized)	(5.29)	(11.91)	(9.15)	(4.99)	(14.86)
Total from investment operations	(5.71)	(12.56)	(9.90)	(5.94)	(15.96)
Net asset value, end of period	$24.94	$30.65	$43.21	$53.11	$59.05

Total Return[b]	(18.63%)	(29.05%)	(18.64%)	(10.08%)	(21.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,634	$2,466	$6,806	$7,423	$7,647
Ratios to average net assets:
Net investment income (loss)	(1.47%)	(1.68%)	(1.64%)	(1.74%)	(1.59%)
Total expenses[c]	1.77%	1.73%	1.76%	1.79%	1.74%
Portfolio turnover rate	302%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day

For the one-year period ended December 31, 2014, S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index. S&P 500® 2x Strategy Fund returned 24.66%, while the S&P 500 Index gained 13.69% over the same time period.

Sectors contributing most to performance of the underlying index were Information Technology and Health Care. Energy was the only sector to detract from return. The Telecommunications Services sector contributed least.

Apple, Inc., Microsoft Corp. and Berkshire Hathaway, Inc. Class B contributed most to performance of the underlying index for 2014. Amazon.com, Inc., Exxon Mobil Corp. and International Business Machines Corp. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	12.6%
Apple, Inc.	1.5%
Exxon Mobil Corp.	0.9%
Microsoft Corp.	0.9%
Johnson & Johnson	0.7%
Berkshire Hathaway, Inc. — Class B	0.6%
Wells Fargo & Co.	0.6%
General Electric Co.	0.6%
Procter & Gamble Co.	0.6%
JPMorgan Chase & Co.	0.5%
Top Ten Total	19.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	24.66%	26.81%	7.06%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

40 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
S&P 500® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 41.4%

CONSUMER, NON-CYCLICAL - 9.4%
Johnson & Johnson	2,467	$257,975
Procter & Gamble Co.	2,382	216,977
Pfizer, Inc.	5,553	172,977
Coca-Cola Co.	3,474	146,673
Merck & Company, Inc.	2,512	142,656
Gilead Sciences, Inc.*	1,330	125,367
PepsiCo, Inc.	1,319	124,725
Philip Morris International, Inc.	1,369	111,506
Amgen, Inc.	670	106,724
AbbVie, Inc.	1,405	91,943
Bristol-Myers Squibb Co.	1,462	86,302
Altria Group, Inc.	1,742	85,828
UnitedHealth Group, Inc.	846	85,523
Celgene Corp.*	704	78,749
MasterCard, Inc. — Class A	864	74,443
Biogen Idec, Inc.*	208	70,606
Medtronic, Inc.	868	62,669
Actavis plc*	234	60,234
Abbott Laboratories	1,327	59,742
Eli Lilly & Co.	864	59,607
Allergan, Inc.	263	55,911
Express Scripts Holding Co.*	647	54,781
Mondelez International, Inc. — Class A	1,481	53,796
Colgate-Palmolive Co.	755	52,238
McKesson Corp.	204	42,347
Covidien plc	399	40,809
Kimberly-Clark Corp.	329	38,013
Automatic Data Processing, Inc.	425	35,432
Baxter International, Inc.	478	35,033
Kraft Foods Group, Inc.	519	32,521
Alexion Pharmaceuticals, Inc.*	175	32,380
Anthem, Inc.	238	29,909
Archer-Daniels-Midland Co.	568	29,536
General Mills, Inc.	532	28,372
Kroger Co.	433	27,803
Aetna, Inc.	310	27,537
Regeneron Pharmaceuticals, Inc.*	65	26,666
Vertex Pharmaceuticals, Inc.*	212	25,186
Stryker Corp.	264	24,903
Cigna Corp.	231	23,772
Cardinal Health, Inc.	292	23,573
Becton Dickinson and Co.	169	23,518
McGraw Hill Financial, Inc.	240	21,355
Perrigo Company plc	124	20,728
Sysco Corp.	518	20,559
Lorillard, Inc.	317	19,952
Humana, Inc.	135	19,390
Zoetis, Inc.	442	19,019
Mylan, Inc.*	330	18,602
Mead Johnson Nutrition Co. — Class A	178	17,896
Reynolds American, Inc.	272	17,481
Intuitive Surgical, Inc.*	32	16,926
Zimmer Holdings, Inc.	149	16,900
AmerisourceBergen Corp. — Class A	183	16,499
St. Jude Medical, Inc.	252	16,388
Whole Foods Market, Inc.	317	15,983
Moody’s Corp.	162	15,521
Boston Scientific Corp.*	1,169	15,489
Estee Lauder Companies, Inc. — Class A	198	15,088
Constellation Brands, Inc. — Class A*	148	14,529
Kellogg Co.	222	14,528
Keurig Green Mountain, Inc.	107	14,166
Monster Beverage Corp.*	127	13,760
ConAgra Foods, Inc.	374	13,569
Hershey Co.	130	13,511
Dr Pepper Snapple Group, Inc.	171	12,257
Brown-Forman Corp. — Class B	138	12,122
Edwards Lifesciences Corp.*	94	11,974
Clorox Co.	114	11,880
DaVita HealthCare Partners, Inc.*	152	11,512
CR Bard, Inc.	66	10,997
CareFusion Corp.*	180	10,681
Molson Coors Brewing Co. — Class B	141	10,507
Tyson Foods, Inc. — Class A	259	10,383
Mallinckrodt plc*	102	10,101
Hospira, Inc.*	150	9,188
JM Smucker Co.	90	9,088
United Rentals, Inc.*	89	9,079
Universal Health Services, Inc. — Class B	80	8,901
Coca-Cola Enterprises, Inc.	196	8,667
Quest Diagnostics, Inc.	128	8,583
Equifax, Inc.	106	8,572
McCormick & Company, Inc.	114	8,470
Western Union Co.	461	8,257
H&R Block, Inc.	243	8,184
Laboratory Corporation of America Holdings*	75	8,093
Varian Medical Systems, Inc.*	89	7,699
Safeway, Inc.	203	7,129
Robert Half International, Inc.	120	7,006
Campbell Soup Co.	158	6,952
Cintas Corp.	86	6,746
DENTSPLY International, Inc.	125	6,658
Hormel Foods Corp.	118	6,148
ADT Corp.	154	5,579
Quanta Services, Inc.*	192	5,451
Total System Services, Inc.	146	4,958
Tenet Healthcare Corp.*	87	4,408
Avery Dennison Corp.	81	4,202
Patterson Companies, Inc.	75	3,608
Avon Products, Inc.	383	3,596
Total Consumer, Non-cyclical		3,660,737

FINANCIAL - 7.1%
Berkshire Hathaway, Inc. — Class B*	1,607	241,290
Wells Fargo & Co.	4,160	228,050

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
S&P 500® 2x STRATEGY FUND

	Shares	Value

JPMorgan Chase & Co.	3,295	$206,200
Bank of America Corp.	9,268	165,804
Citigroup, Inc.	2,670	144,474
Visa, Inc. — Class A	431	113,009
American Express Co.	785	73,036
U.S. Bancorp	1,577	70,886
Goldman Sachs Group, Inc.	357	69,197
American International Group, Inc.	1,234	69,116
MetLife, Inc.	1,001	54,144
Morgan Stanley	1,346	52,225
Simon Property Group, Inc.	274	49,898
PNC Financial Services Group, Inc.	464	42,331
Capital One Financial Corp.	490	40,450
BlackRock, Inc. — Class A	113	40,403
Bank of New York Mellon Corp.	992	40,245
Prudential Financial, Inc.	404	36,546
American Tower Corp. — Class A	349	34,499
ACE Ltd.	292	33,545
Travelers Companies, Inc.	292	30,908
Charles Schwab Corp.	1,013	30,583
State Street Corp.	368	28,888
Marsh & McLennan Companies, Inc.	477	27,304
Discover Financial Services	400	26,196
Allstate Corp.	370	25,993
BB&T Corp.	636	24,734
CME Group, Inc. — Class A	279	24,733
Aflac, Inc.	397	24,253
Aon plc	252	23,897
Public Storage	128	23,661
Crown Castle International Corp.	294	23,138
Equity Residential	320	22,988
Health Care REIT, Inc.	289	21,869
Intercontinental Exchange, Inc.	99	21,710
Ameriprise Financial, Inc.	163	21,557
Chubb Corp.	208	21,522
T. Rowe Price Group, Inc.	229	19,662
SunTrust Banks, Inc.	460	19,274
Franklin Resources, Inc.	346	19,158
AvalonBay Communities, Inc.	117	19,117
Prologis, Inc.	441	18,976
Ventas, Inc.	259	18,570
Vornado Realty Trust	154	18,127
HCP, Inc.	405	17,832
Boston Properties, Inc.	135	17,373
Weyerhaeuser Co.	462	16,581
Hartford Financial Services Group, Inc.	381	15,884
Host Hotels & Resorts, Inc.	667	15,855
General Growth Properties, Inc.	554	15,584
Invesco Ltd.	380	15,018
Fifth Third Bancorp	726	14,792
M&T Bank Corp.	117	14,698
Lincoln National Corp.	229	13,206
Northern Trust Corp.	195	13,143
Regions Financial Corp.	1,214	12,820
Progressive Corp.	471	12,712
Principal Financial Group, Inc.	241	12,518
Essex Property Trust, Inc.	56	11,570
Loews Corp.	264	11,093
KeyCorp	764	10,620
Affiliated Managers Group, Inc.*	49	10,400
Macerich Co.	124	10,343
Kimco Realty Corp.	363	9,126
CBRE Group, Inc. — Class A*	246	8,426
Navient Corp.	362	7,823
XL Group plc — Class A	227	7,802
Unum Group	223	7,778
Huntington Bancshares, Inc.	718	7,553
Comerica, Inc.	158	7,401
Cincinnati Financial Corp.	130	6,738
Plum Creek Timber Company, Inc.	155	6,632
Iron Mountain, Inc.	165	6,379
E*TRADE Financial Corp.*	255	6,185
Torchmark Corp.	113	6,121
Zions Bancorporation	179	5,103
NASDAQ OMX Group, Inc.	103	4,940
Apartment Investment & Management Co. — Class A	129	4,792
Legg Mason, Inc.	88	4,697
Hudson City Bancorp, Inc.	424	4,291
Assurant, Inc.	62	4,243
People’s United Financial, Inc.	271	4,114
Genworth Financial, Inc. — Class A*	438	3,723
Total Financial		2,748,075

TECHNOLOGY - 5.6%
Apple, Inc.	5,169	570,553
Microsoft Corp.	7,264	337,413
Intel Corp.	4,261	154,631
International Business Machines Corp.	811	130,117
Oracle Corp.	2,851	128,210
QUALCOMM, Inc.	1,466	108,967
Hewlett-Packard Co.	1,645	66,014
EMC Corp.	1,793	53,324
Texas Instruments, Inc.	931	49,775
Accenture plc — Class A	554	49,478
Micron Technology, Inc.*	946	33,119
salesforce.com, Inc.*	517	30,663
Adobe Systems, Inc.*	418	30,389
Cognizant Technology Solutions Corp. — Class A*	537	28,278
Applied Materials, Inc.	1,074	26,764
Intuit, Inc.	252	23,232
Avago Technologies Ltd.	223	22,432
Western Digital Corp.	193	21,365
Broadcom Corp. — Class A	475	20,582
Seagate Technology plc	288	19,152
SanDisk Corp.	194	19,008

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
S&P 500® 2x STRATEGY FUND

	Shares	Value

Cerner Corp.*	269	$17,394
Fidelity National Information Services, Inc.	250	15,549
Fiserv, Inc.*	216	15,330
Analog Devices, Inc.	275	15,268
Paychex, Inc.	288	13,297
Xerox Corp.	946	13,112
Electronic Arts, Inc.*	274	12,882
Autodesk, Inc.*	201	12,072
Red Hat, Inc.*	166	11,477
NetApp, Inc.	275	11,399
Lam Research Corp.	140	11,108
KLA-Tencor Corp.	145	10,196
Xilinx, Inc.	233	10,087
Altera Corp.	269	9,937
Akamai Technologies, Inc.*	157	9,885
Linear Technology Corp.	211	9,622
NVIDIA Corp.	455	9,123
Citrix Systems, Inc.*	142	9,060
CA, Inc.	283	8,617
Microchip Technology, Inc.	178	8,030
Computer Sciences Corp.	124	7,818
Teradata Corp.*	135	5,897
Pitney Bowes, Inc.	177	4,313
Dun & Bradstreet Corp.	32	3,871
First Solar, Inc.*	66	2,943
Total Technology		2,181,753

COMMUNICATIONS - 4.8%
Verizon Communications, Inc.	3,657	171,073
AT&T, Inc.	4,572	153,573
Facebook, Inc. — Class A*	1,843	143,791
Google, Inc. — Class A*	251	133,196
Google, Inc. — Class C*	251	132,126
Comcast Corp. — Class A	2,270	131,682
Walt Disney Co.	1,375	129,511
Cisco Systems, Inc.	4,507	125,362
Amazon.com, Inc.*	335	103,967
Time Warner, Inc.	739	63,125
Twenty-First Century Fox, Inc. — Class A	1,634	62,754
eBay, Inc.*	997	55,952
Priceline Group, Inc.*	46	52,450
Yahoo!, Inc.*	776	39,196
DIRECTV*	443	38,408
Time Warner Cable, Inc.	248	37,711
Viacom, Inc. — Class B	326	24,532
CBS Corp. — Class B	420	23,243
CenturyLink, Inc.	503	19,909
Netflix, Inc.*	53	18,105
Omnicom Group, Inc.	219	16,966
Alliance Data Systems Corp.*	56	16,019
Symantec Corp.	608	15,598
Nielsen N.V.	285	12,748
Motorola Solutions, Inc.	187	12,544
Level 3 Communications, Inc.*	246	12,147
F5 Networks, Inc.*	66	8,611
Discovery Communications, Inc. — Class C*	241	8,127
Interpublic Group of Companies, Inc.	369	7,664
Juniper Networks, Inc.	340	7,589
Expedia, Inc.	87	7,426
TripAdvisor, Inc.*	98	7,317
News Corp. — Class A*	440	6,904
Scripps Networks Interactive, Inc. — Class A	89	6,699
Harris Corp.	93	6,679
Gannett Company, Inc.	200	6,386
Frontier Communications Corp.	883	5,890
VeriSign, Inc.*	97	5,529
Discovery Communications, Inc. — Class A*	131	4,513
Windstream Holdings, Inc.	532	4,384
Cablevision Systems Corp. — Class A	193	3,984
Total Communications		1,843,390

INDUSTRIAL - 4.3%
General Electric Co.	8,850	223,639
Union Pacific Corp.	784	93,397
3M Co.	565	92,841
United Technologies Corp.	747	85,905
Boeing Co.	584	75,909
Honeywell International, Inc.	690	68,945
United Parcel Service, Inc. — Class B	614	68,258
Caterpillar, Inc.	534	48,877
Danaher Corp.	539	46,198
Lockheed Martin Corp.	237	45,639
Thermo Fisher Scientific, Inc.	353	44,227
FedEx Corp.	232	40,289
General Dynamics Corp.	278	38,258
Emerson Electric Co.	611	37,717
CSX Corp.	877	31,774
Precision Castparts Corp.	126	30,351
Illinois Tool Works, Inc.	317	30,020
Norfolk Southern Corp.	273	29,924
Raytheon Co.	272	29,422
Eaton Corporation plc	418	28,407
Deere & Co.	316	27,957
Northrop Grumman Corp.	179	26,383
Corning, Inc.	1,130	25,910
TE Connectivity Ltd.	358	22,644
Cummins, Inc.	150	21,626
Waste Management, Inc.	375	19,245
Parker-Hannifin Corp.	131	16,892
Tyco International plc	369	16,184
Ingersoll-Rand plc	234	14,833
Amphenol Corp. — Class A	273	14,690
Roper Industries, Inc.	88	13,759
Rockwell Automation, Inc.	120	13,344
Stanley Black & Decker, Inc.	138	13,259
Agilent Technologies, Inc.	294	12,037
Kansas City Southern	97	11,837
AMETEK, Inc.	217	11,421

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
S&P 500® 2x STRATEGY FUND

	Shares	Value

Pentair plc	165	$10,959
Dover Corp.	146	10,471
Textron, Inc.	243	10,233
Rockwell Collins, Inc.	117	9,884
Stericycle, Inc.*	75	9,831
CH Robinson Worldwide, Inc.	130	9,736
Pall Corp.	94	9,514
L-3 Communications Holdings, Inc.	75	9,466
Republic Services, Inc. — Class A	223	8,976
Fluor Corp.	138	8,367
Ball Corp.	121	8,248
Waters Corp.*	73	8,229
Sealed Air Corp.	187	7,934
Masco Corp.	314	7,913
Vulcan Materials Co.	117	7,690
Expeditors International of Washington, Inc.	170	7,584
Flowserve Corp.	120	7,180
Snap-on, Inc.	51	6,974
Xylem, Inc.	161	6,129
Martin Marietta Materials, Inc.	55	6,068
Garmin Ltd.	106	5,600
Jacobs Engineering Group, Inc.*	115	5,139
Allegion plc	85	4,714
PerkinElmer, Inc.	100	4,373
Ryder System, Inc.	47	4,364
Joy Global, Inc.	87	4,047
FLIR Systems, Inc.	124	4,006
Owens-Illinois, Inc.*	145	3,914
Total Industrial		1,679,561

CONSUMER, CYCLICAL - 4.2%
Home Depot, Inc.	1,161	121,871
Wal-Mart Stores, Inc.	1,392	119,544
CVS Health Corp.	1,010	97,274
McDonald’s Corp.	858	80,395
NIKE, Inc. — Class B	615	59,132
Lowe’s Companies, Inc.	858	59,030
Walgreens Boots Alliance, Inc.	767	58,445
Costco Wholesale Corp.	386	54,715
Starbucks Corp.	659	54,071
Ford Motor Co.	3,392	52,576
Target Corp.	561	42,586
TJX Companies, Inc.	607	41,628
General Motors Co.	1,189	41,508
Delta Air Lines, Inc.	738	36,302
Johnson Controls, Inc.	587	28,375
Yum! Brands, Inc.	386	28,120
Southwest Airlines Co.	599	25,350
VF Corp.	304	22,770
PACCAR, Inc.	312	21,219
Macy’s, Inc.	304	19,988
Chipotle Mexican Grill, Inc. — Class A*	28	19,166
Delphi Automotive plc	261	18,980
Dollar General Corp.*	267	18,877
L Brands, Inc.	217	18,782
Carnival Corp.	397	17,996
Ross Stores, Inc.	185	17,438
AutoZone, Inc.*	28	17,335
O’Reilly Automotive, Inc.*	89	17,143
Marriott International, Inc. — Class A	187	14,592
Genuine Parts Co.	135	14,387
Michael Kors Holdings Ltd.*	181	13,593
WW Grainger, Inc.	53	13,509
Whirlpool Corp.	69	13,368
Starwood Hotels & Resorts Worldwide, Inc.	158	12,809
Dollar Tree, Inc.*	181	12,739
CarMax, Inc.*	190	12,650
Harley-Davidson, Inc.	189	12,457
Bed Bath & Beyond, Inc.*	163	12,416
Royal Caribbean Cruises Ltd.	147	12,117
Fastenal Co.	240	11,414
BorgWarner, Inc.	201	11,045
Kohl’s Corp.	179	10,926
Wynn Resorts Ltd.	72	10,711
Tiffany & Co.	100	10,686
Staples, Inc.	564	10,220
Best Buy Company, Inc.	257	10,018
Under Armour, Inc. — Class A*	147	9,981
The Gap, Inc.	236	9,938
Nordstrom, Inc.	124	9,844
Ralph Lauren Corp. — Class A	53	9,813
Tractor Supply Co.	120	9,458
PVH Corp.	73	9,356
Wyndham Worldwide Corp.	109	9,348
Mattel, Inc.	299	9,253
Newell Rubbermaid, Inc.	240	9,142
Coach, Inc.	243	9,127
Mohawk Industries, Inc.*	55	8,545
DR Horton, Inc.	292	7,385
PetSmart, Inc.	88	7,154
Lennar Corp. — Class A	158	7,080
Darden Restaurants, Inc.	118	6,918
Goodyear Tire & Rubber Co.	242	6,914
Family Dollar Stores, Inc.	85	6,733
Harman International Industries, Inc.	60	6,403
PulteGroup, Inc.	294	6,309
Hasbro, Inc.	100	5,499
Leggett & Platt, Inc.	121	5,156
Fossil Group, Inc.*	40	4,430
AutoNation, Inc.*	66	3,987
GameStop Corp. — Class A	96	3,245
Urban Outfitters, Inc.*	88	3,091
Total Consumer, Cyclical		1,614,382

ENERGY - 3.5%
Exxon Mobil Corp.	3,732	345,023
Chevron Corp.	1,666	186,892
Schlumberger Ltd.	1,134	96,854

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
S&P 500® 2x STRATEGY FUND

	Shares	Value

ConocoPhillips	1,085	$74,931
Kinder Morgan, Inc.	1,498	63,381
Occidental Petroleum Corp.	683	55,057
EOG Resources, Inc.	483	44,470
Anadarko Petroleum Corp.	446	36,795
Phillips 66	488	34,990
Halliburton Co.	747	29,380
Williams Companies, Inc.	593	26,649
National Oilwell Varco, Inc.	380	24,902
Valero Energy Corp.	460	22,771
Marathon Petroleum Corp.	248	22,384
Spectra Energy Corp.	591	21,453
Baker Hughes, Inc.	382	21,419
Apache Corp.	332	20,806
Devon Energy Corp.	339	20,750
Pioneer Natural Resources Co.	131	19,499
Marathon Oil Corp.	595	16,833
Hess Corp.	224	16,536
Noble Energy, Inc.	318	15,083
Cabot Oil & Gas Corp. — Class A	364	10,778
Equities Corp.	134	10,144
FMC Technologies, Inc.*	206	9,649
ONEOK, Inc.	183	9,112
Chesapeake Energy Corp.	457	8,943
Cameron International Corp.*	174	8,691
Southwestern Energy Co.*	312	8,514
Tesoro Corp.	112	8,327
Cimarex Energy Co.	77	8,162
Range Resources Corp.	149	7,964
Murphy Oil Corp.	147	7,426
CONSOL Energy, Inc.	203	6,863
Helmerich & Payne, Inc.	96	6,471
Ensco plc — Class A	207	6,200
Transocean Ltd.	300	5,499
Noble Corporation plc	222	3,679
Nabors Industries Ltd.	255	3,310
Newfield Exploration Co.*	121	3,282
QEP Resources, Inc.	146	2,952
Denbury Resources, Inc.	311	2,528
Diamond Offshore Drilling, Inc.	59	2,166
Total Energy		1,357,518

UTILITIES - 1.3%
Duke Energy Corp.	623	52,046
NextEra Energy, Inc.	385	40,922
Dominion Resources, Inc.	515	39,604
Southern Co.	793	38,944
Exelon Corp.	757	28,070
American Electric Power Company, Inc.	431	26,170
Sempra Energy	204	22,718
PG&E Corp.	419	22,308
PPL Corp.	586	21,289
Edison International	287	18,793
Public Service Enterprise Group, Inc.	446	18,469
Consolidated Edison, Inc.	258	17,031
Xcel Energy, Inc.	446	16,020
Northeast Utilities	279	14,932
FirstEnergy Corp.	371	14,465
Entergy Corp.	159	13,909
DTE Energy Co.	156	13,474
NiSource, Inc.	278	11,793
Wisconsin Energy Corp.	199	10,495
Ameren Corp.	214	9,872
CenterPoint Energy, Inc.	380	8,903
CMS Energy Corp.	243	8,444
NRG Energy, Inc.	298	8,031
AES Corp.	578	7,959
SCANA Corp.	126	7,610
Pinnacle West Capital Corp.	97	6,626
Pepco Holdings, Inc.	222	5,978
AGL Resources, Inc.	106	5,778
Integrys Energy Group, Inc.	71	5,527
TECO Energy, Inc.	208	4,262
Total Utilities		520,442

BASIC MATERIALS - 1.2%
EI du Pont de Nemours & Co.	798	59,003
Monsanto Co.	427	51,013
Dow Chemical Co.	976	44,515
Praxair, Inc.	257	33,297
LyondellBasell Industries N.V. — Class A	366	29,057
PPG Industries, Inc.	121	27,969
Ecolab, Inc.	238	24,875
Air Products & Chemicals, Inc.	170	24,519
Freeport-McMoRan, Inc.	916	21,398
International Paper Co.	373	19,986
Sherwin-Williams Co.	72	18,939
Alcoa, Inc.	1,039	16,406
Sigma-Aldrich Corp.	105	14,413
Nucor Corp.	281	13,783
Mosaic Co.	278	12,691
CF Industries Holdings, Inc.	44	11,992
Eastman Chemical Co.	131	9,938
Newmont Mining Corp.	440	8,316
International Flavors & Fragrances, Inc.	71	7,197
Airgas, Inc.	59	6,796
FMC Corp.	117	6,673
MeadWestvaco Corp.	147	6,525
Allegheny Technologies, Inc.	96	3,338
Total Basic Materials		472,639

DIVERSIFIED - 0.0%
Leucadia National Corp.	280	6,278

Total Common Stocks
(Cost $10,993,721)		16,084,775

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
S&P 500® 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 12.6%
Guggenheim Strategy Fund I	196,074	$4,870,481
Total Mutual Funds
(Cost $4,876,904)		4,870,481

	Face Amount

REPURCHASE AGREEMENTS††,2 - 17.4%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	$2,249,879	2,249,879
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	2,249,879	2,249,879
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	2,249,879	2,249,879
Total Repurchase Agreements
(Cost $6,749,637)		6,749,637

Total Investments - 71.4%
(Cost $22,620,262)		$27,704,893
Other Assets & Liabilities, net - 28.6%		11,089,907
Total Net Assets - 100.0%		$38,794,800

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $9,234,000)	90	$162,770

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc January 2015 S&P 500 Index Swap, Terminating 01/31/153 (Notional Value $13,212,019)	6,417	$(32,667)
Credit Suisse Capital, LLC January 2015 S&P 500 Index Swap, Terminating 01/29/153 (Notional Value $20,565,283)	9,989	(291,975)
Goldman Sachs International January 2015 S&P 500 Index Swap, Terminating 01/27/153 (Notional Value $19,936,602)	9,683	(293,424)
(Total Notional Value $53,713,904)		$(618,066)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
3	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $15,870,625)	$20,955,256
Repurchase agreements, at value (cost $6,749,637)	6,749,637
Total investments (cost $22,620,262)	27,704,893
Segregated cash with broker	6,751,208
Cash	87
Receivables:
Fund shares sold	5,283,021
Dividends	30,687
Foreign taxes reclaim	48
Interest	3
Total assets	39,769,947

Liabilities:
Unrealized depreciation on swap agreements	618,066
Payable for:
Variation margin	111,150
Fund shares redeemed	95,507
Swap settlement	53,790
Management fees	24,811
Transfer agent and administrative fees	6,892
Investor service fees	6,892
Securities purchased	6,434
Portfolio accounting fees	2,757
Miscellaneous	48,848
Total liabilities	975,147
Net assets	$38,794,800

Net assets consist of:
Paid in capital	$29,204,080
Accumulated net investment loss	(2,804)
Accumulated net realized gain on investments	4,964,189
Net unrealized appreciation on investments	4,629,335
Net assets	$38,794,800
Capital shares outstanding	170,690
Net asset value per share	$227.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $8)	$386,370
Interest	665
Total investment income	387,035

Expenses:
Management fees	249,857
Transfer agent and administrative fees	69,405
Investor service fees	69,405
Portfolio accounting fees	27,761
Custodian fees	3,257
Trustees’ fees*	2,058
Line of credit interest expense	627
Miscellaneous	60,673
Total expenses	483,043
Net investment loss	(96,008)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,392,498
Swap agreements	2,984,850
Futures contracts	2,161,720
Net realized gain	8,539,068
Net change in unrealized appreciation (depreciation) on:
Investments	(1,182,336)
Swap agreements	(755,947)
Futures contracts	101,274
Net change in unrealized appreciation (depreciation)	(1,837,009)
Net realized and unrealized gain	6,702,059
Net increase in net assets resulting from operations	$6,606,051

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(96,008)	$(114,462)
Net realized gain on investments	8,539,068	8,924,585
Net change in unrealized appreciation (depreciation) on investments	(1,837,009)	3,012,774
Net increase in net assets resulting from operations	6,606,051	11,822,897

Distributions to shareholders from:
Net realized gains	(6,940,144)	—
Total distributions to shareholders	(6,940,144)	—

Capital share transactions:
Proceeds from sale of shares	349,009,709	259,249,238
Distributions reinvested	6,940,144	—
Cost of shares redeemed	(344,312,886)	(256,064,181)
Net increase from capital share transactions	11,636,967	3,185,057
Net increase in net assets	11,302,874	15,007,954

Net assets:
Beginning of year	27,491,926	12,483,972
End of year	$38,794,800	$27,491,926
Accumulated net investment loss at end of year	$(2,804)	$(2,075)

Capital share activity:
Shares sold	1,411,457	1,423,672
Shares issued from reinvestment of distributions	31,158	—
Shares redeemed	(1,388,491)	(1,396,409)
Net increase in shares	54,124	27,263

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$235.85	$139.79	$108.05	$112.49	$89.65
Income (loss) from investment operations:
Net investment income (loss)[a]	(.86)	(.91)	(.36)	(.83)	(.55)
Net gain (loss) on investments (realized and unrealized)	57.67	96.97	32.10	(3.61)	23.39
Total from investment operations	56.81	96.06	31.74	(4.44)	22.84
Less distributions from:
Net realized gains	(65.38)	—	—	—	—
Total distributions	(65.38)	—	—	—	—
Net asset value, end of period	$227.28	$235.85	$139.79	$108.05	$112.49

Total Return[b]	24.66%	68.71%	29.39%	(3.95%)	25.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,795	$27,492	$12,484	$22,863	$21,024
Ratios to average net assets:
Net investment income (loss)	(0.35%)	(0.49%)	(0.28%)	(0.72%)	(0.59%)
Total expenses[c]	1.74%	1.69%	1.73%	1.76%	1.71%
Portfolio turnover rate	475%	225%	301%	232%	68%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, with the NASDAQ-100 Index up 19.40%, the NASDAQ-100® 2x Strategy Fund returned 36.57%. For the one year period ending December 31, 2014, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.

Information Technology and Health Care contributed most to performance of the underlying index during the year. The Telecommunications Services sector was the only detractor. The Materials sector contributed least to performance for the year.

Apple, Inc., Microsoft Corp. and Intel Corp. contributed most to performance of the underlying index for 2014. Amazon.com, Inc., VimpelCom Ltd. and Google, Inc. Class C detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	11.8%
Apple, Inc.	9.2%
Microsoft Corp.	5.4%
Google, Inc. — Class C	2.5%
Intel Corp.	2.5%
Facebook, Inc. — Class A	2.5%
Google, Inc. — Class A	2.1%
Amazon.com, Inc.	2.0%
Cisco Systems, Inc.	2.0%
Gilead Sciences, Inc.	2.0%
Top Ten Total	42.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

50 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	36.57%	35.03%	13.32%
NASDAQ-100 Index	19.40%	19.23%	10.99%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	December 31, 2014
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 68.6%

TECHNOLOGY - 27.6%
Apple, Inc.	48,754	$5,381,468
Microsoft Corp.	68,521	3,182,801
Intel Corp.	40,193	1,458,604
QUALCOMM, Inc.	13,821	1,027,315
Texas Instruments, Inc.	8,781	469,476
Micron Technology, Inc.*	8,923	312,394
Adobe Systems, Inc.*	4,146	301,414
Cognizant Technology Solutions Corp. — Class A*	5,062	266,565
Applied Materials, Inc.	10,128	252,390
Intuit, Inc.	2,373	218,767
Western Digital Corp.	1,930	213,651
Avago Technologies Ltd.	2,102	211,440
Broadcom Corp. — Class A	4,505	195,202
Cerner Corp.*	2,839	183,570
Seagate Technology plc	2,720	180,880
SanDisk Corp.	1,834	179,695
NXP Semiconductor N.V.*	1,918	146,535
Analog Devices, Inc.	2,612	145,018
Fiserv, Inc.*	2,028	143,927
Paychex, Inc.	3,016	139,249
Check Point Software Technologies Ltd.*	1,586	124,612
Electronic Arts, Inc.*	2,585	121,533
Activision Blizzard, Inc.	5,977	120,437
Autodesk, Inc.*	1,889	113,453
CA, Inc.	3,698	112,604
NetApp, Inc.	2,591	107,397
Lam Research Corp.	1,321	104,808
KLA-Tencor Corp.	1,367	96,127
Xilinx, Inc.	2,198	95,151
Altera Corp.	2,534	93,606
Akamai Technologies, Inc.*	1,480	93,181
NVIDIA Corp.	4,518	90,586
Linear Technology Corp.	1,983	90,425
Citrix Systems, Inc.*	1,338	85,364
Total Technology		16,059,645

COMMUNICATIONS - 22.1%
Google, Inc. — Class C*	2,821	1,484,973
Facebook, Inc. — Class A*	18,487	1,442,356
Google, Inc. — Class A*	2,368	1,256,603
Amazon.com, Inc.*	3,849	1,194,537
Cisco Systems, Inc.	42,509	1,182,388
Comcast Corp. — Class A	17,875	1,036,928
eBay, Inc.*	10,327	579,551
Baidu, Inc. ADR*	2,303	525,015
Priceline Group, Inc.*	435	495,991
Twenty-First Century Fox, Inc. — Class A	11,285	433,401
Yahoo!, Inc.*	7,875	397,766
DIRECTV*	4,175	361,972
Liberty Global plc*	5,352	258,555
Twenty-First Century Fox, Inc. — Class B	6,638	244,876
Viacom, Inc. — Class B	2,989	224,922
Comcast Corp. — Class A	3,462	199,290
Netflix, Inc.*	501	171,147
Sirius XM Holdings, Inc.*	45,675	159,863
Charter Communications, Inc. — Class A*	908	151,291
Symantec Corp.	5,737	147,183
Vodafone Group plc ADR	4,046	138,252
DISH Network Corp. — Class A*	1,849	134,774
Liberty Interactive Corp. — Class A*	3,717	109,354
Liberty Global plc — Class A*	2,087	104,778
Equinix, Inc.	457	103,616
TripAdvisor, Inc.*	1,082	80,782
Discovery Communications, Inc. — Class C*	2,388	80,524
Liberty Media Corp. — Class C*	1,901	66,592
VimpelCom Ltd. ADR	14,603	60,968
Discovery Communications, Inc. — Class A*	1,234	42,511
Liberty Ventures*	1,117	42,133
Liberty Media Corp. — Class A*	868	30,614
Total Communications		12,943,506

CONSUMER, NON-CYCLICAL - 12.7%
Gilead Sciences, Inc.*	12,541	1,182,115
Amgen, Inc.	6,323	1,007,191
Celgene Corp.*	6,639	742,639
Biogen Idec, Inc.*	1,963	666,340
Express Scripts Holding Co.*	6,101	516,571
Mondelez International, Inc. — Class A	13,965	507,278
Regeneron Pharmaceuticals, Inc.*	829	340,097
Automatic Data Processing, Inc.	4,007	334,064
Kraft Foods Group, Inc.	4,895	306,721
Alexion Pharmaceuticals, Inc.*	1,648	304,929
Vertex Pharmaceuticals, Inc.*	1,999	237,481
Illumina, Inc.*	1,180	217,804
Keurig Green Mountain, Inc.	1,347	178,336
Mylan, Inc.*	3,111	175,367
Intuitive Surgical, Inc.*	301	159,211
Monster Beverage Corp.*	1,394	151,040
Whole Foods Market, Inc.	2,990	150,756
Henry Schein, Inc.*	700	95,305
Catamaran Corp.*	1,725	89,269
Verisk Analytics, Inc. — Class A*	1,371	87,813
Total Consumer, Non-cyclical		7,450,327

CONSUMER, CYCLICAL - 5.2%
Costco Wholesale Corp.	3,639	515,828
Starbucks Corp.	6,220	510,351
American Airlines Group, Inc.	5,962	319,742
Tesla Motors, Inc.*	1,042	231,751
PACCAR, Inc.	2,944	200,221
Marriott International, Inc. — Class A	2,355	183,761
Ross Stores, Inc.	1,744	164,389
O’Reilly Automotive, Inc.*	843	162,379
Wynn Resorts Ltd.	842	125,256

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Dollar Tree, Inc.*	1,710	$120,350
Bed Bath & Beyond, Inc.*	1,540	117,302
Fastenal Co.	2,464	117,188
Staples, Inc.	5,318	96,362
Tractor Supply Co.	1,130	89,067
Mattel, Inc.	2,817	87,172
Total Consumer, Cyclical		3,041,119

INDUSTRIAL - 0.8%
SBA Communications Corp. — Class A*	1,073	118,845
Stericycle, Inc.*	706	92,542
CH Robinson Worldwide, Inc.	1,216	91,067
Garmin Ltd.	1,590	84,000
Expeditors International of Washington, Inc.	1,605	71,599
Total Industrial		458,053

BASIC MATERIALS - 0.2%
Sigma-Aldrich Corp.	990	135,897

Total Common Stocks
(Cost $31,473,372)		40,088,547

MUTUAL FUNDS†,1 - 11.8%
Guggenheim Strategy Fund I	278,581	6,919,956
Total Mutual Funds
(Cost $6,926,052)		6,919,956

	Face Amount

REPURCHASE AGREEMENTS††,2 - 9.3%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	$1,815,711	1,815,711
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	1,815,711	1,815,711
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	1,815,711	1,815,711
Total Repurchase Agreements
(Cost $5,447,133)		5,447,133

Total Investments - 89.7%
(Cost $43,846,557)		$52,455,636
Other Assets & Liabilities, net - 10.3%		6,028,378
Total Net Assets - 100.0%		$58,484,014

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $22,012,900)	260	$53,221

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International January 2015 NASDAQ-100 Index Swap, Terminating 01/27/153 (Notional Value $2,167,678)	512	$(39,881)
Credit Suisse Capital, LLC January 2015 NASDAQ-100 Index Swap, Terminating 01/29/153 (Notional Value $13,547,864)	3,198	(248,559)
Barclays Bank plc January 2015 NASDAQ-100 Index Swap, Terminating 01/31/153 (Notional Value $39,134,670)	9,238	(706,157)
(Total Notional Value $54,850,212)		$(994,597)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
3	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $38,399,424)	$47,008,503
Repurchase agreements, at value (cost $5,447,133)	5,447,133
Total investments (cost $43,846,557)	52,455,636
Segregated cash with broker	7,569,097
Receivables:
Fund shares sold	91,412
Dividends	22,711
Foreign taxes reclaim	626
Securities lending income	4
Interest	3
Total assets	60,139,489

Liabilities:
Unrealized depreciation on swap agreements	994,597
Overdraft due to custodian bank	329
Payable for:
Variation margin	257,400
Fund shares redeemed	223,050
Management fees	48,616
Transfer agent and administrative fees	13,505
Investor service fees	13,505
Swap settlement	12,854
Securities purchased	6,157
Portfolio accounting fees	5,402
Miscellaneous	80,060
Total liabilities	1,655,475
Net assets	$58,484,014

Net assets consist of:
Paid in capital	$45,494,356
Undistributed net investment income	—
Accumulated net realized gain on investments	5,321,955
Net unrealized appreciation on investments	7,667,703
Net assets	$58,484,014
Capital shares outstanding	1,405,763
Net asset value per share	$41.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$470,027
Interest	692
Income from securities lending, net	42
Total investment income	470,761

Expenses:
Management fees	399,329
Transfer agent and administrative fees	110,925
Investor service fees	110,925
Portfolio accounting fees	44,370
Custodian fees	5,210
Trustees’ fees*	3,086
Line of credit interest expense	780
Miscellaneous	103,445
Total expenses	778,070
Net investment loss	(307,309)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,625,701
Swap agreements	4,175,186
Futures contracts	2,177,948
Net realized gain	8,978,835
Net change in unrealized appreciation (depreciation) on:
Investments	794,690
Swap agreements	(1,155,664)
Futures contracts	38,740
Net change in unrealized appreciation (depreciation)	(322,234)
Net realized and unrealized gain	8,656,601
Net increase in net assets resulting from operations	$8,349,292

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(307,309)	$(260,881)
Net realized gain on investments	8,978,835	20,731,223
Net change in unrealized appreciation (depreciation) on investments	(322,234)	(181,929)
Net increase in net assets resulting from operations	8,349,292	20,288,413

Distributions to shareholders from:
Net realized gains	(19,448,038)	(4,062,636)
Total distributions to shareholders	(19,448,038)	(4,062,636)

Capital share transactions:
Proceeds from sale of shares	211,351,730	146,349,263
Distributions reinvested	19,448,038	4,062,636
Cost of shares redeemed	(207,235,283)	(145,557,504)
Net increase from capital share transactions	23,564,485	4,854,395
Net increase in net assets	12,465,739	21,080,172

Net assets:
Beginning of year	46,018,275	24,938,103
End of year	$58,484,014	$46,018,275
Undistributed net investment income at end of year	$—	$2,744

Capital share activity:
Shares sold	4,302,662	4,133,778
Shares issued from reinvestment of distributions	471,011	100,985
Shares redeemed	(4,381,604)	(4,119,592)
Net increase in shares	392,069	115,171

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$45.40	$27.75	$20.69	$24.45	$17.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.25)	(.22)	(.33)	(.22)
Net gain (loss) on investments (realized and unrealized)	16.78	21.99	7.28	.39	6.81
Total from investment operations	16.44	21.74	7.06	.06	6.59
Less distributions from:
Net realized gains	(20.24)	(4.09)	—	(3.82)	—
Total distributions	(20.24)	(4.09)	—	(3.82)	—
Net asset value, end of period	$41.60	$45.40	$27.75	$20.69	$24.45

Total Return[b]	36.57%	80.21%	34.12%	(0.68%)	36.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,484	$46,018	$24,938	$22,340	$34,107
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.70%)	(0.80%)	(1.31%)	(1.16%)
Total expenses[c]	1.75%	1.72%	1.76%	1.80%	1.74%
Portfolio turnover rate	275%	174%	120%	22%	92%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2014, the Mid-Cap 1.5x Strategy Fund returned 11.93%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 9.77%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

The Financials and Health Care sectors contributed most to performance of the underlying index during the year. The Energy sector was the only detractor. The Telecommunication Services sector contributed least.

Skyworks Solutions, Inc., Keurig Green Mountain, Inc. and Signet Jewelers Ltd. contributed most to performance of the underlying index for the year. 3D Systems Corp., Cree, Inc. and SM Energy Co. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	21.6%
Guggenheim Strategy Fund II	4.7%
Skyworks Solutions, Inc.	0.5%
Equinix, Inc.	0.4%
Advance Auto Parts, Inc.	0.4%
SL Green Realty Corp.	0.4%
Henry Schein, Inc.	0.4%
Hanesbrands, Inc.	0.4%
Endo International plc	0.4%
Realty Income Corp.	0.4%
Top Ten Total	29.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	11.93%	21.59%	9.09%
S&P MidCap 400 Index	9.77%	16.54%	9.71%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

58 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 57.9%

FINANCIAL - 13.3%
SL Green Realty Corp.	364	$43,323
Realty Income Corp.	840	40,077
Federal Realty Investment Trust	257	34,299
UDR, Inc.	963	29,679
Everest Re Group Ltd.	171	29,121
Arthur J Gallagher & Co.	609	28,672
Alleghany Corp.*	61	28,273
Raymond James Financial, Inc.	475	27,213
New York Community Bancorp, Inc.	1,670	26,720
Duke Realty Corp.	1,289	26,039
Jones Lang LaSalle, Inc.	169	25,338
Extra Space Storage, Inc.	417	24,453
Alexandria Real Estate Equities, Inc.	272	24,137
Camden Property Trust	326	24,071
Signature Bank*	190	23,933
Reinsurance Group of America, Inc. — Class A	259	22,694
Regency Centers Corp.	352	22,451
SVB Financial Group*	192	22,286
Kilroy Realty Corp.	317	21,895
Mid-America Apartment Communities, Inc.	284	21,209
Liberty Property Trust	560	21,073
East West Bancorp, Inc.	542	20,981
Protective Life Corp.	297	20,686
CBOE Holdings, Inc.	318	20,168
WR Berkley Corp.	383	19,633
National Retail Properties, Inc.	498	19,606
HCC Insurance Holdings, Inc.	365	19,534
Omega Healthcare Investors, Inc.	481	18,792
Taubman Centers, Inc.	239	18,264
Eaton Vance Corp.	446	18,255
Hospitality Properties Trust	565	17,515
LaSalle Hotel Properties	421	17,038
Senior Housing Properties Trust	769	17,003
American Financial Group, Inc.	278	16,881
PacWest Bancorp	365	16,593
American Campus Communities, Inc.	397	16,420
SLM Corp.	1,596	16,263
Lamar Advertising Co. — Class A	302	16,199
BioMed Realty Trust, Inc.	745	16,047
Corrections Corporation of America	439	15,953
Waddell & Reed Financial, Inc. — Class A	315	15,693
Highwoods Properties, Inc.	344	15,232
Weingarten Realty Investors	424	14,806
Brown & Brown, Inc.	445	14,645
City National Corp.	181	14,627
Cullen/Frost Bankers, Inc.	207	14,623
Home Properties, Inc.	216	14,170
RenaissanceRe Holdings Ltd.	145	14,097
Synovus Financial Corp.	515	13,951
Umpqua Holdings Corp.	820	13,948
First American Financial Corp.	405	13,730
Commerce Bancshares, Inc.	312	13,569
Old Republic International Corp.	915	13,386
Tanger Factory Outlet Centers, Inc.	362	13,380
Rayonier, Inc.	478	13,355
Prosperity Bancshares, Inc.	226	12,511
First Horizon National Corp.	887	12,045
Hanover Insurance Group, Inc.	166	11,839
Federated Investors, Inc. — Class B	359	11,822
FirstMerit Corp.	624	11,787
First Niagara Financial Group, Inc.	1,335	11,254
StanCorp Financial Group, Inc.	159	11,108
Webster Financial Corp.	340	11,060
Primerica, Inc.	200	10,852
CoreLogic, Inc.*	339	10,709
Associated Banc-Corp.	573	10,675
Aspen Insurance Holdings Ltd.	235	10,286
Washington Prime Group, Inc.	585	10,074
TCF Financial Corp.	631	10,027
Corporate Office Properties Trust	349	9,901
Bank of Hawaii Corp.	166	9,845
Hancock Holding Co.	308	9,456
Janus Capital Group, Inc.	554	8,936
Fulton Financial Corp.	699	8,640
Washington Federal, Inc.	370	8,196
Valley National Bancorp	830	8,059
Mercury General Corp.	137	7,764
Equity One, Inc.	290	7,354
BancorpSouth, Inc.	323	7,271
Cathay General Bancorp	280	7,165
Kemper Corp.	189	6,825
Alexander & Baldwin, Inc.	171	6,713
Potlatch Corp.	153	6,406
Trustmark Corp.	254	6,233
Mack-Cali Realty Corp.	316	6,023
International Bancshares Corp.	219	5,812
Astoria Financial Corp.	331	4,422
Total Financial		1,413,069

INDUSTRIAL - 10.9%
Mettler-Toledo International, Inc.*	108	32,665
Rock-Tenn Co. — Class A	528	32,198
Wabtec Corp.	363	31,541
Energizer Holdings, Inc.	234	30,083
J.B. Hunt Transport Services, Inc.	349	29,404
Packaging Corporation of America	371	28,957
Fortune Brands Home & Security, Inc.	595	26,936
Trimble Navigation Ltd.*	977	25,929
IDEX Corp.	299	23,274
B/E Aerospace, Inc.*	397	23,035
Acuity Brands, Inc.	164	22,971
Avnet, Inc.	517	22,241
Hubbell, Inc. — Class B	205	21,900
Carlisle Companies, Inc.	242	21,838
Keysight Technologies, Inc.*	632	21,343

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Arrow Electronics, Inc.*	366	$21,188
Waste Connections, Inc.	468	20,587
Huntington Ingalls Industries, Inc.	182	20,468
Lincoln Electric Holdings, Inc.	293	20,244
Old Dominion Freight Line, Inc.*	257	19,953
Gentex Corp.	552	19,943
Donaldson Company, Inc.	482	18,620
Graco, Inc.	224	17,960
AECOM Technology Corp.*	580	17,614
Kirby Corp.*	215	17,359
Genesee & Wyoming, Inc. — Class A*	193	17,355
Nordson Corp.	221	17,229
Bemis Company, Inc.	377	17,044
Sonoco Products Co.	382	16,693
Trinity Industries, Inc.	587	16,442
AptarGroup, Inc.	244	16,309
AO Smith Corp.	284	16,020
Jabil Circuit, Inc.	730	15,936
Lennox International, Inc.	167	15,877
Zebra Technologies Corp. — Class A*	192	14,863
Eagle Materials, Inc.	190	14,446
AGCO Corp.	316	14,283
FEI Co.	157	14,185
ITT Corp.	346	13,999
Alliant Techsystems, Inc.	120	13,950
Cognex Corp.*	328	13,556
SPX Corp.	155	13,318
Esterline Technologies Corp.*	120	13,162
Triumph Group, Inc.	192	12,906
Belden, Inc.	162	12,767
Regal-Beloit Corp.	169	12,709
CLARCOR, Inc.	189	12,595
Exelis, Inc.	704	12,341
Landstar System, Inc.	169	12,258
Timken Co.	281	11,993
National Instruments Corp.	380	11,814
Valmont Industries, Inc.	93	11,811
Terex Corp.	409	11,403
Crane Co.	187	10,977
Woodward, Inc.	220	10,831
Con-way, Inc.	218	10,721
Kennametal, Inc.	298	10,665
Clean Harbors, Inc.*	206	9,898
GATX Corp.	167	9,609
KBR, Inc.	547	9,272
Tech Data Corp.*	144	9,105
Louisiana-Pacific Corp.*	536	8,876
Silgan Holdings, Inc.	165	8,844
KLX, Inc.*	200	8,229
Knowles Corp.*	321	7,560
Vishay Intertechnology, Inc.	512	7,245
MSA Safety, Inc.	119	6,318
Itron, Inc.*	147	6,217
Tidewater, Inc.	188	6,093
Greif, Inc. — Class A	128	6,045
Harsco Corp.	305	5,761
TimkenSteel Corp.	145	5,369
Werner Enterprises, Inc.	168	5,233
Granite Construction, Inc.	136	5,171
Total Industrial		1,153,554

CONSUMER, NON-CYCLICAL - 10.0%
Henry Schein, Inc.*	318	43,295
Endo International plc*	580	41,829
Church & Dwight Company, Inc.	505	39,799
Towers Watson & Co. — Class A	264	29,877
Cooper Companies, Inc.	182	29,500
ResMed, Inc.	526	29,488
Cubist Pharmaceuticals, Inc.*	288	28,987
Gartner, Inc.*	332	27,958
Salix Pharmaceuticals Ltd.*	240	27,586
Omnicare, Inc.	369	26,911
IDEXX Laboratories, Inc.*	180	26,689
MEDNAX, Inc.*	379	25,056
CDK Global, Inc.	606	24,701
Hologic, Inc.*	915	24,467
Community Health Systems, Inc.*	439	23,670
United Therapeutics Corp.*	179	23,179
WhiteWave Foods Co. — Class A*	658	23,023
Ingredion, Inc.	271	22,992
Centene Corp.*	221	22,951
Hain Celestial Group, Inc.*	381	22,208
Covance, Inc.*	213	22,118
Global Payments, Inc.	255	20,586
ManpowerGroup, Inc.	299	20,383
SEI Investments Co.	492	19,700
Sirona Dental Systems, Inc.*	209	18,260
Teleflex, Inc.	156	17,912
Service Corporation International	783	17,774
Health Net, Inc.*	294	15,738
VCA, Inc.*	317	15,460
Align Technology, Inc.*	273	15,263
Graham Holdings Co. — Class B	17	14,683
United Natural Foods, Inc.*	188	14,537
STERIS Corp.	224	14,526
WEX, Inc.*	146	14,442
Live Nation Entertainment, Inc.*	545	14,230
TreeHouse Foods, Inc.*	160	13,685
WellCare Health Plans, Inc.*	166	13,622
Flowers Foods, Inc.	697	13,375
Bio-Techne Corp.	140	12,936
RR Donnelley & Sons Co.	754	12,671
Apollo Education Group, Inc. — Class A*	364	12,416
LifePoint Hospitals, Inc.*	171	12,297
Deluxe Corp.	187	11,641
Charles River Laboratories International, Inc.*	177	11,264

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

DeVry Education Group, Inc.	217	$10,301
Sotheby’s	232	10,018
Hill-Rom Holdings, Inc.	217	9,900
Bio-Rad Laboratories, Inc. — Class A*	78	9,404
Corporate Executive Board Co.	127	9,211
Owens & Minor, Inc.	238	8,356
Rollins, Inc.	242	8,010
Halyard Health, Inc.*	176	8,003
SUPERVALU, Inc.*	778	7,547
Aaron’s, Inc.	243	7,429
Rent-A-Center, Inc.	200	7,264
Post Holdings, Inc.*	169	7,079
HMS Holdings Corp.*	331	6,997
Dean Foods Co.	354	6,861
Lancaster Colony Corp.	73	6,836
Thoratec Corp.*	207	6,719
FTI Consulting, Inc.*	155	5,988
Tootsie Roll Industries, Inc.	75	2,299
Total Consumer, Non-cyclical		1,071,907

CONSUMER, CYCLICAL - 7.7%
Advance Auto Parts, Inc.	275	43,802
Hanesbrands, Inc.	377	42,081
Signet Jewelers Ltd.	302	39,734
Polaris Industries, Inc.	230	34,785
Jarden Corp.*	675	32,319
LKQ Corp.*	1,143	32,141
Foot Locker, Inc.	536	30,113
Alaska Air Group, Inc.	496	29,640
Williams-Sonoma, Inc.	323	24,445
Toll Brothers, Inc.*	611	20,939
Domino’s Pizza, Inc.	207	19,493
NVR, Inc.*	15	19,130
Dick’s Sporting Goods, Inc.	370	18,370
Brunswick Corp.	351	17,992
Carter’s, Inc.	200	17,462
Panera Bread Co. — Class A*	97	16,956
Ingram Micro, Inc. — Class A*	588	16,252
International Game Technology	933	16,094
Office Depot, Inc.*	1,829	15,684
Copart, Inc.*	429	15,654
MSC Industrial Direct Company, Inc. — Class A	191	15,519
Kate Spade & Co.*	479	15,334
JetBlue Airways Corp.*	925	14,671
Oshkosh Corp.	301	14,644
Brinker International, Inc.	240	14,086
Cinemark Holdings, Inc.	393	13,983
CST Brands, Inc.	293	12,778
World Fuel Services Corp.	272	12,765
Tempur Sealy International, Inc.*	230	12,629
Tupperware Brands Corp.	190	11,970
Deckers Outdoor Corp.*	131	11,926
Watsco, Inc.	103	11,021
Scotts Miracle-Gro Co. — Class A	167	10,407
Thor Industries, Inc.	175	9,777
Cabela’s, Inc.*	180	9,488
Chico’s FAS, Inc.	577	9,353
Wendy’s Co.	1,033	9,328
HSN, Inc.	122	9,272
American Eagle Outfitters, Inc.	660	9,161
Cheesecake Factory, Inc.	174	8,754
HNI Corp.	167	8,527
Big Lots, Inc.	202	8,084
Abercrombie & Fitch Co. — Class A	269	7,704
Life Time Fitness, Inc.*	136	7,700
JC Penney Company, Inc.*,1	1,150	7,452
Herman Miller, Inc.	224	6,592
ANN, Inc.*	172	6,275
Ascena Retail Group, Inc.*	497	6,242
DreamWorks Animation SKG, Inc. — Class A*	273	6,096
KB Home	343	5,677
Guess?, Inc.	241	5,080
MDC Holdings, Inc.	147	3,891
International Speedway Corp. — Class A	105	3,323
Total Consumer, Cyclical		822,595

TECHNOLOGY - 5.7%
Skyworks Solutions, Inc.	719	52,279
ANSYS, Inc.*	347	28,454
Synopsys, Inc.*	588	25,560
Rackspace Hosting, Inc.*	449	21,018
Cadence Design Systems, Inc.*	1,104	20,943
Broadridge Financial Solutions, Inc.	453	20,919
MSCI, Inc. — Class A	423	20,067
Jack Henry & Associates, Inc.	308	19,139
SunEdison, Inc.*	951	18,554
NCR Corp.*	635	18,504
Teradyne, Inc.	817	16,168
PTC, Inc.*	438	16,053
VeriFone Systems, Inc.*	426	15,847
Ultimate Software Group, Inc.*	107	15,710
Informatica Corp.*	410	15,635
Cree, Inc.*	451	14,531
Tyler Technologies, Inc.*	125	13,680
Atmel Corp.*	1,574	13,213
Solera Holdings, Inc.	257	13,153
3D Systems Corp.*,1	394	12,951
SolarWinds, Inc.*	248	12,358
Riverbed Technology, Inc.*	585	11,940
Integrated Device Technology, Inc.*	561	10,996
International Rectifier Corp.*	270	10,773
DST Systems, Inc.	111	10,451
Leidos Holdings, Inc.	235	10,227
IPG Photonics Corp.*	134	10,039
Lexmark International, Inc. — Class A	233	9,616
ACI Worldwide, Inc.*	434	8,754
Fair Isaac Corp.	121	8,749
Diebold, Inc.	244	8,452

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

CommVault Systems, Inc.*	162	$8,374
Allscripts Healthcare Solutions, Inc.*	639	8,160
Mentor Graphics Corp.	369	8,088
Rovi Corp.*	357	8,065
Cypress Semiconductor Corp.	560	7,997
Convergys Corp.	379	7,720
Science Applications International Corp.	153	7,578
Fairchild Semiconductor International, Inc. — Class A*	448	7,562
Silicon Laboratories, Inc.*	149	7,095
Intersil Corp. — Class A	489	7,076
Semtech Corp.*	252	6,948
Advanced Micro Devices, Inc.*	2,369	6,325
Acxiom Corp.*	290	5,878
Advent Software, Inc.	168	5,148
Total Technology		606,747

UTILITIES - 2.8%
Alliant Energy Corp.	418	27,764
OGE Energy Corp.	752	26,681
UGI Corp.	650	24,686
National Fuel Gas Co.	318	22,111
Atmos Energy Corp.	379	21,125
Westar Energy, Inc.	493	20,331
Aqua America, Inc.	666	17,782
MDU Resources Group, Inc.	732	17,202
Questar Corp.	661	16,710
Great Plains Energy, Inc.	580	16,478
Vectren Corp.	311	14,378
Hawaiian Electric Industries, Inc.	387	12,957
IDACORP, Inc.	190	12,576
Cleco Corp.	228	12,435
WGL Holdings, Inc.	188	10,269
Black Hills Corp.	168	8,911
PNM Resources, Inc.	300	8,889
ONE Gas, Inc.	196	8,079
Total Utilities		299,364

BASIC MATERIALS - 2.7%
Ashland, Inc.	241	28,863
RPM International, Inc.	503	25,507
Valspar Corp.	288	24,906
Reliance Steel & Aluminum Co.	295	18,076
Steel Dynamics, Inc.	907	17,905
Albemarle Corp.	295	17,738
NewMarket Corp.	40	16,141
Royal Gold, Inc.	246	15,424
United States Steel Corp.	549	14,680
PolyOne Corp.	343	13,003
Cytec Industries, Inc.	272	12,558
Compass Minerals International, Inc.	127	11,027
Sensient Technologies Corp.	182	10,982
Cabot Corp.	242	10,614
Carpenter Technology Corp.	201	9,899
Domtar Corp.	243	9,773
Minerals Technologies, Inc.	130	9,029
Commercial Metals Co.	446	7,265
Olin Corp.	295	6,717
Worthington Industries, Inc.	191	5,747
Cliffs Natural Resources, Inc.	578	4,127
Total Basic Materials		289,981

COMMUNICATIONS - 2.4%
Equinix, Inc.	207	46,933
RF Micro Devices, Inc.*	2,194	36,398
FactSet Research Systems, Inc.	146	20,549
Fortinet, Inc.*	522	16,004
ARRIS Group, Inc.*	497	15,005
AMC Networks, Inc. — Class A*	223	14,221
AOL, Inc.*	294	13,574
JDS Uniphase Corp.*	875	12,005
John Wiley & Sons, Inc. — Class A	177	10,485
Time, Inc.	411	10,115
Telephone & Data Systems, Inc.	370	9,343
Plantronics, Inc.	162	8,589
Ciena Corp.*	402	7,803
Meredith Corp.	137	7,442
InterDigital, Inc.	140	7,406
Polycom, Inc.*	515	6,953
New York Times Co. — Class A	493	6,517
NeuStar, Inc. — Class A*	207	5,755
Total Communications		255,097

ENERGY - 2.4%
HollyFrontier Corp.	738	27,660
Dresser-Rand Group, Inc.*	289	23,640
Oceaneering International, Inc.	396	23,288
Energen Corp.	276	17,598
Gulfport Energy Corp.*	323	13,482
Superior Energy Services, Inc.	574	11,566
Dril-Quip, Inc.*	149	11,433
Murphy USA, Inc.*	162	11,155
Rowan Companies plc — Class A	470	10,960
NOW, Inc.*	404	10,395
Western Refining, Inc.	275	10,390
Oil States International, Inc.*	201	9,829
SM Energy Co.	254	9,799
Patterson-UTI Energy, Inc.	552	9,158
WPX Energy, Inc.*	767	8,920
Helix Energy Solutions Group, Inc.*	370	8,029
Peabody Energy Corp.	1,024	7,926
Atwood Oceanics, Inc.	226	6,412
California Resources Corp.*	1,152	6,348
Unit Corp.*	174	5,933
Rosetta Resources, Inc.*	232	5,176

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

CARBO Ceramics, Inc.	74	$2,964
Total Energy		252,061

Total Common Stocks
(Cost $3,471,374)		6,164,375

MUTUAL FUNDS†,2 - 26.3%
Guggenheim Strategy Fund I	92,925	2,308,255
Guggenheim Strategy Fund II	20,155	500,860
Total Mutual Funds
(Cost $2,814,429)		2,809,115

	Face Amount

REPURCHASE AGREEMENTS††,3 - 59.0%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	$2,100,633	2,100,633
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	2,100,633	2,100,633
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	2,100,633	2,100,633
Total Repurchase Agreements
(Cost $6,301,899)		6,301,899

SECURITIES LENDING COLLATERAL††,4 - 0.1%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	9,578	9,578
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	3,871	3,871
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	1,836	1,836
Total Securities Lending Collateral
(Cost $15,285)		15,285

Total Investments - 143.3%
(Cost $12,602,987)		$15,290,674
Other Assets & Liabilities, net - (43.3)%		(4,617,388)
Total Net Assets - 100.0%		$10,673,286

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $2,173,500)	15	$19,079

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International January 2015 S&P MidCap 400 Index Swap, Terminating 01/27/155 (Notional Value $535,592)	369	$(5,254)
Credit Suisse Capital, LLC January 2015 S&P MidCap 400 Index Swap, Terminating 01/29/155 (Notional Value $1,853,740)	1,276	(18,431)
Barclays Bank plc January 2015 S&P MidCap 400 Index Swap, Terminating 01/31/155 (Notional Value $6,460,561)	4,448	(93,533)
(Total Notional Value $8,849,893)		$(117,218)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 6.
2	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
3	Repurchase Agreements — See Note 5.
4	Securities lending collateral — See Note 6.
5	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $14,998 of securities loaned (cost $6,285,803)	$8,973,490
Repurchase agreements, at value (cost $6,317,184)	6,317,184
Total investments (cost $12,602,987)	15,290,674
Segregated cash with broker	2,075,637
Receivables:
Securities sold	4,475,773
Fund shares sold	260,828
Dividends	14,405
Securities lending income	81
Interest	3
Total assets	22,117,401

Liabilities:
Unrealized depreciation on swap agreements	117,218
Payable for:
Fund shares redeemed	11,039,005
Swap settlement	183,633
Securities purchased	35,426
Upon return of securities loaned	15,325
Management fees	14,127
Variation margin	9,089
Transfer agent and administrative fees	3,924
Investor service fees	3,924
Portfolio accounting fees	1,570
Miscellaneous	20,874
Total liabilities	11,444,115
Net assets	$10,673,286

Net assets consist of:
Paid in capital	$8,802,087
Accumulated net investment loss	(1)
Accumulated net realized loss on investments	(718,348)
Net unrealized appreciation on investments	2,589,548
Net assets	$10,673,286
Capital shares outstanding	304,516
Net asset value per share	$35.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$128,384
Income from securities lending, net	1,387
Interest	321
Total investment income	130,092

Expenses:
Management fees	113,801
Transfer agent and administrative fees	31,612
Investor service fees	31,612
Portfolio accounting fees	12,644
Custodian fees	1,480
Trustees’ fees*	1,050
Line of credit interest expense	165
Miscellaneous	24,866
Total expenses	217,230
Net investment loss	(87,138)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	536,860
Swap agreements	296,482
Futures contracts	315,795
Net realized gain	1,149,137
Net change in unrealized appreciation (depreciation) on:
Investments	(437,330)
Swap agreements	(171,167)
Futures contracts	(110,291)
Net change in unrealized appreciation (depreciation)	(718,788)
Net realized and unrealized gain	430,349
Net increase in net assets resulting from operations	$343,211

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(87,138)	$(76,252)
Net realized gain on investments	1,149,137	3,968,892
Net change in unrealized appreciation (depreciation) on investments	(718,788)	756,546
Net increase in net assets resulting from operations	343,211	4,649,186

Distributions to shareholders from:
Net realized gains	(1,927,418)	—
Total distributions to shareholders	(1,927,418)	—

Capital share transactions:
Proceeds from sale of shares	83,310,247	73,594,799
Distributions reinvested	1,927,418	—
Cost of shares redeemed	(90,055,833)	(75,218,974)
Net decrease from capital share transactions	(4,818,168)	(1,624,175)
Net increase (decrease) in net assets	(6,402,375)	3,025,011

Net assets:
Beginning of year	17,075,661	14,050,650
End of year	$10,673,286	$17,075,661
Accumulated net investment loss/Undistributed net investment income at end of year	$(1)	$10,667

Capital share activity:
Shares sold	2,272,966	2,441,572
Shares issued from reinvestment of distributions	56,209	—
Shares redeemed	(2,506,063)	(2,555,162)
Net decrease in shares	(176,888)	(113,590)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$35.47	$23.61	$18.99	$20.56	$14.95
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.17)	(.12)	(.19)	(.13)
Net gain (loss) on investments (realized and unrealized)	4.39	12.03	4.74	(1.38)	5.74
Total from investment operations	4.14	11.86	4.62	(1.57)	5.61
Less distributions from:
Net realized gains	(4.56)	—	—	—	—
Total distributions	(4.56)	—	—	—	—
Redemption fees collected	—	—	—	—	—
Net asset value, end of period	$35.05	$35.47	$23.61	$18.99	$20.56

Total Return[b]	11.93%	50.23%	24.33%	(7.59%)	37.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,673	$17,076	$14,051	$12,368	$20,560
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.56%)	(0.54%)	(0.89%)	(0.78%)
Total expenses[c]	1.72%	1.69%	1.72%	1.77%	1.71%
Portfolio turnover rate	255%	279%	247%	222%	176%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended December 31, 2014, Inverse Mid-Cap Strategy Fund returned -11.56%. Over the year, its benchmark, the S&P MidCap 400 Index, returned 9.77%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

The Financials and Health Care sectors contributed most to performance of the underlying index during the year. The Energy sector was the only detractor. The Telecommunication Services sector contributed least.

Skyworks Solutions, Inc., Keurig Green Mountain, Inc. and Signet Jewelers Ltd. contributed most to performance of the underlying index for the year. 3D Systems Corp., Cree, Inc. and SM Energy Co. were the largest detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	11.9%
Total	11.9%

“Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	-11.56%	-18.39%	-12.19%
S&P MidCap 400 Index	9.77%	16.54%	9.71%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

68 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 11.9%
Guggenheim Strategy Fund I	4,062	$100,903
Total Mutual Funds
(Cost $101,266)		100,903

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 35.3%
Federal Home Loan Bank2
0.05% due 01/27/15	$100,000	99,996
Fannie Mae3
0.09% due 05/01/15	100,000	99,970
Farmer Mac2
0.09% due 04/06/15	50,000	49,989
Freddie Mac3
0.10% due 06/16/15	50,000	49,979
Total Federal Agency Discount Notes
(Cost $299,932)		299,934

REPURCHASE AGREEMENTS††,4 - 10.6%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	30,014	30,014
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	30,014	30,014
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	30,014	30,014
Total Repurchase Agreements
(Cost $90,042)		90,042

Total Investments - 57.8%
(Cost $491,240)		$490,879
Other Assets & Liabilities, net - 42.2%		359,059
Total Net Assets - 100.0%		$849,938

	Units	Unrealized Gain

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC January 2015 S&P MidCap 400 Index Swap, Terminating 01/29/155 (Notional Value $505,157)	348	$5,152
Barclays Bank plc January 2015 S&P MidCap 400 Index Swap, Terminating 01/31/155 (Notional Value $290,069)	200	1,611
Goldman Sachs International January 2015 S&P MidCap 400 Index Swap, Terminating 01/27/155 (Notional Value $54,689)	38	557
(Total Notional Value $849,915)		$7,320

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
3	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
4	Repurchase Agreements — See Note 5.
5	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $401,198)	$400,837
Repurchase agreements, at value (cost $90,042)	90,042
Total investments (cost $491,240)	490,879
Segregated cash with broker	329,932
Unrealized appreciation on swap agreements	7,320
Receivables:
Fund shares sold	22,860
Variation margin	1,892
Dividends	186
Total assets	853,069

Liabilities:
Payable for:
Management fees	706
Securities purchased	201
Transfer agent and administrative fees	196
Investor service fees	196
Portfolio accounting fees	79
Fund shares redeemed	74
Miscellaneous	1,679
Total liabilities	3,131
Net assets	$849,938

Net assets consist of:
Paid in capital	$2,253,014
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,410,035)
Net unrealized appreciation on investments	6,959
Net assets	$849,938
Capital shares outstanding	25,836
Net asset value per share	$32.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$2,075
Interest	103
Total investment income	2,178

Expenses:
Management fees	9,358
Transfer agent and administrative fees	2,599
Investor service fees	2,599
Portfolio accounting fees	1,040
Custodian fees	122
Trustees’ fees*	98
Miscellaneous	2,021
Total expenses	17,837
Net investment loss	(15,659)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(823)
Swap agreements	(138,764)
Futures contracts	6,732
Net realized loss	(132,855)
Net change in unrealized appreciation (depreciation) on:
Investments	(361)
Swap agreements	11,994
Net change in unrealized appreciation (depreciation)	11,633
Net realized and unrealized loss	(121,222)
Net decrease in net assets resulting from operations	$(136,881)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(15,659)	$(23,848)
Net realized loss on investments	(132,855)	(409,456)
Net change in unrealized appreciation (depreciation) on investments	11,633	29,972
Net decrease in net assets resulting from operations	(136,881)	(403,332)

Capital share transactions:
Proceeds from sale of shares	12,168,831	18,038,894
Cost of shares redeemed	(12,093,074)	(19,053,517)
Net increase (decrease) from capital share transactions	75,757	(1,014,623)
Net decrease in net assets	(61,124)	(1,417,955)

Net assets:
Beginning of year	911,062	2,329,017
End of year	$849,938	$911,062
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	340,578	434,691
Shares redeemed	(339,223)	(455,558)
Net increase (decrease) in shares	1,355	(20,867)

*
Reverse share split — Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[d]	Year Ended December 31, 2010[d]
Per Share Data
Net asset value, beginning of period	$37.22	$51.36	$62.92	$67.90	$90.88
Income (loss) from investment operations:
Net investment income (loss)[a]	(.53)	(.69)	(.90)	(1.11)	(1.26)
Net gain (loss) on investments (realized and unrealized)	(3.79)	(13.45)	(10.66)	(3.87)	(21.72)
Total from investment operations	(4.32)	(14.14)	(11.56)	(4.98)	(22.98)
Net asset value, end of period	$32.90	$37.22	$51.36	$62.92	$67.90

Total Return[b]	(11.56%)	(27.57%)	(18.36%)	(7.34%)	(25.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$850	$911	$2,329	$1,141	$2,977
Ratios to average net assets:
Net investment income (loss)	(1.51%)	(1.65%)	(1.62%)	(1.71%)	(1.56%)
Total expenses[c]	1.72%	1.68%	1.73%	1.75%	1.71%
Portfolio turnover rate	323%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund returned 5.17%, while the Russell 2000 Index returned 4.89% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Health Care and Financials. The sectors detracting most from return were Energy and Materials.

InterMune, Inc., RE Micro Devices, Inc. and TriQuint Semiconductor, Inc. were the largest contributors to performance of the underlying index for the year. Energy Xxi Ltd., Civeo Corp. and Chart Industries, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	12.7%
Isis Pharmaceuticals, Inc.	0.2%
Brunswick Corp.	0.1%
RF Micro Devices, Inc.	0.1%
TriQuint Semiconductor, Inc.	0.1%
Office Depot, Inc.	0.1%
Graphic Packaging Holding Co.	0.1%
Puma Biotechnology, Inc.	0.1%
RLJ Lodging Trust	0.1%
Ultimate Software Group, Inc.	0.1%
Top Ten Total	13.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	Since Inception (10/27/06)
Russell 2000® 2x Strategy Fund	5.17%	24.71%	2.87%
Russell 2000 Index	4.89%	15.55%	11.87%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

74 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 48.8%

FINANCIAL - 11.9%
RLJ Lodging Trust	202	$6,773
LaSalle Hotel Properties	156	6,313
Investors Bancorp, Inc.	552	6,196
Highwoods Properties, Inc.	139	6,155
Prosperity Bancshares, Inc.	107	5,923
First American Financial Corp.	165	5,593
CubeSmart	250	5,518
CNO Financial Group, Inc.	316	5,441
Sunstone Hotel Investors, Inc.	317	5,234
Stifel Financial Corp.*	101	5,153
EPR Properties	88	5,072
Radian Group, Inc.	294	4,916
Strategic Hotels & Resorts, Inc.*	371	4,908
MGIC Investment Corp.*	522	4,865
FirstMerit Corp.	255	4,817
Bank of the Ozarks, Inc.	123	4,664
Pebblebrook Hotel Trust	102	4,654
Primerica, Inc.	84	4,558
DCT Industrial Trust, Inc.	127	4,529
Webster Financial Corp.	139	4,522
Geo Group, Inc.	112	4,520
DiamondRock Hospitality Co.	302	4,491
Sun Communities, Inc.	74	4,474
PRA Group, Inc.*	77	4,461
Sovran Self Storage, Inc.	51	4,448
Umpqua Holdings Corp.	257	4,371
MarketAxess Holdings, Inc.	58	4,159
Healthcare Realty Trust, Inc.	148	4,043
United Bankshares, Inc.	106	3,970
Colony Financial, Inc.	165	3,930
Hancock Holding Co.	127	3,899
Susquehanna Bancshares, Inc.	289	3,881
Cousins Properties, Inc.	339	3,871
Janus Capital Group, Inc.	230	3,710
PrivateBancorp, Inc. — Class A	110	3,674
Medical Properties Trust, Inc.	266	3,666
FNB Corp.	268	3,570
Ryman Hospitality Properties, Inc.	67	3,534
First Industrial Realty Trust, Inc.	170	3,496
WageWorks, Inc.*	54	3,487
Lexington Realty Trust	317	3,481
Texas Capital Bancshares, Inc.*	64	3,477
Washington Federal, Inc.	156	3,455
Valley National Bancorp	350	3,399
Wintrust Financial Corp.	72	3,367
National Health Investors, Inc.	48	3,358
American Equity Investment Life Holding Co.	115	3,357
MB Financial, Inc.	102	3,352
BancorpSouth, Inc.	148	3,331
UMB Financial Corp.	58	3,300
RLI Corp.	66	3,259
DuPont Fabros Technology, Inc.	98	3,258
Western Alliance Bancorporation*	116	3,224
Glacier Bancorp, Inc.	115	3,194
Chesapeake Lodging Trust	85	3,163
Cathay General Bancorp	123	3,148
Blackhawk Network Holdings, Inc.*	81	3,143
IBERIABANK Corp.	48	3,113
American Realty Capital Healthcare Trust, Inc.	261	3,106
Glimcher Realty Trust	224	3,078
EastGroup Properties, Inc.	48	3,039
First Citizens BancShares, Inc. — Class A	12	3,032
First Financial Bankshares, Inc.	99	2,958
Alexander & Baldwin, Inc.	75	2,944
Chambers Street Properties	365	2,942
Invesco Mortgage Capital, Inc.	190	2,937
Financial Engines, Inc.	79	2,888
Washington Real Estate Investment Trust	103	2,849
Capitol Federal Financial, Inc.	221	2,824
Kennedy-Wilson Holdings, Inc.	111	2,809
Platinum Underwriters Holdings Ltd.	38	2,789
New Residential Investment Corp.	217	2,771
Hatteras Financial Corp.	149	2,746
Acadia Realty Trust	85	2,722
Old National Bancorp	182	2,708
Symetra Financial Corp.	116	2,674
Evercore Partners, Inc. — Class A	51	2,671
Home BancShares, Inc.	83	2,669
EverBank Financial Corp.	140	2,668
New York REIT, Inc.	250	2,647
Potlatch Corp.	63	2,638
Education Realty Trust, Inc.	72	2,634
CVB Financial Corp.	163	2,611
Mack-Cali Realty Corp.	137	2,611
WisdomTree Investments, Inc.	166	2,602
Kemper Corp.	72	2,600
AmTrust Financial Services, Inc.	46	2,588
Hudson Pacific Properties, Inc.	85	2,555
Trustmark Corp.	104	2,552
Redwood Trust, Inc.	128	2,522
Sabra Health Care REIT, Inc.	83	2,521
Pennsylvania Real Estate Investment Trust	106	2,486
South State Corp.	37	2,481
Empire State Realty Trust, Inc. — Class A	141	2,479
BGC Partners, Inc. — Class A	269	2,461
Government Properties Income Trust	105	2,416
Equity One, Inc.	95	2,409
PennyMac Mortgage Investment Trust	114	2,404
Community Bank System, Inc.	63	2,402
PS Business Parks, Inc.	30	2,386
Selective Insurance Group, Inc.	87	2,364
Retail Opportunity Investments Corp.	139	2,334
LTC Properties, Inc.	54	2,331
Ramco-Gershenson Properties Trust	119	2,230

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

International Bancshares Corp.	84	$2,228
Parkway Properties, Inc.	121	2,225
Argo Group International Holdings Ltd.	40	2,219
American Assets Trust, Inc.	55	2,189
CYS Investments, Inc.	250	2,180
Pinnacle Financial Partners, Inc.	55	2,174
Hersha Hospitality Trust	309	2,172
Columbia Banking System, Inc.	78	2,153
Aircastle Ltd.	100	2,137
STAG Industrial, Inc.	87	2,132
Home Loan Servicing Solutions Ltd.	109	2,128
Horace Mann Educators Corp.	63	2,090
Hilltop Holdings, Inc.*	104	2,075
FelCor Lodging Trust, Inc.	191	2,067
Associated Estates Realty Corp.	89	2,066
ARMOUR Residential REIT, Inc.	550	2,024
National Penn Bancshares, Inc.	191	2,010
Westamerica Bancorporation	41	2,010
Montpelier Re Holdings Ltd.	56	2,006
Enstar Group Ltd.*	13	1,988
First Midwest Bancorp, Inc.	116	1,985
Greenhill & Company, Inc.	44	1,918
Virtus Investment Partners, Inc.	11	1,876
Sterling Bancorp	129	1,855
HFF, Inc. — Class A	51	1,832
Northwest Bancshares, Inc.	146	1,829
Capstead Mortgage Corp.	148	1,817
iStar Financial, Inc.*	131	1,788
St. Joe Co.*	97	1,784
Astoria Financial Corp.	133	1,777
Encore Capital Group, Inc.*	40	1,776
Park National Corp.	20	1,769
BBCN Bancorp, Inc.	123	1,769
NBT Bancorp, Inc.	67	1,760
Ellie Mae, Inc.*	43	1,734
BofI Holding, Inc.*	22	1,712
Union Bankshares Corp.	71	1,710
Altisource Residential Corp.	88	1,707
Franklin Street Properties Corp.	139	1,706
Ambac Financial Group, Inc.*	69	1,691
Provident Financial Services, Inc.	93	1,680
Boston Private Financial Holdings, Inc.	123	1,657
First Financial Bancorp	89	1,654
Summit Hotel Properties, Inc.	132	1,642
Essent Group Ltd.*	63	1,620
Independent Bank Corp.	37	1,584
Starwood Waypoint Residential Trust	60	1,582
Chemical Financial Corp.	50	1,532
Chatham Lodging Trust	52	1,506
American Capital Mortgage Investment Corp.	79	1,488
Nelnet, Inc. — Class A	32	1,483
ViewPoint Financial Group, Inc.	62	1,479
Inland Real Estate Corp.	135	1,478
Kite Realty Group Trust	51	1,466
United Community Banks, Inc.	77	1,458
Greenlight Capital Re Ltd. — Class A*	44	1,437
WesBanco, Inc.	41	1,427
Renasant Corp.	49	1,418
Investors Real Estate Trust	173	1,413
CyrusOne, Inc.	51	1,405
Select Income REIT	57	1,391
Infinity Property & Casualty Corp.	18	1,391
Springleaf Holdings, Inc.*	38	1,374
S&T Bancorp, Inc.	46	1,371
Credit Acceptance Corp.*	10	1,364
First Commonwealth Financial Corp.	145	1,337
Alexander’s, Inc.	3	1,312
Acacia Research Corp.	77	1,304
Banner Corp.	30	1,290
Safety Insurance Group, Inc.	20	1,280
Piper Jaffray Cos.*	22	1,278
Third Point Reinsurance Ltd.*	88	1,275
First Merchants Corp.	56	1,274
Tompkins Financial Corp.	23	1,272
Cohen & Steers, Inc.	30	1,263
Excel Trust, Inc.	94	1,259
CoreSite Realty Corp.	32	1,250
AMERISAFE, Inc.	29	1,228
Stewart Information Services Corp.	33	1,222
Gramercy Property Trust, Inc.	176	1,214
Physicians Realty Trust	72	1,195
Navigators Group, Inc.*	16	1,173
Eagle Bancorp, Inc.*	33	1,172
United Financial Bancorp, Inc.	81	1,163
Apollo Commercial Real Estate Finance, Inc.	71	1,162
FXCM, Inc. — Class A	70	1,160
Northfield Bancorp, Inc.	78	1,154
OFG Bancorp	69	1,149
Investment Technology Group, Inc.*	55	1,145
Ashford Hospitality Trust, Inc.	108	1,132
Employers Holdings, Inc.	48	1,128
First Potomac Realty Trust	91	1,125
Capital Senior Living Corp.*	45	1,121
City Holding Co.	24	1,117
Rexford Industrial Realty, Inc.	71	1,116
Wilshire Bancorp, Inc.	108	1,094
Oritani Financial Corp.	71	1,093
Brookline Bancorp, Inc.	109	1,093
Lakeland Financial Corp.	25	1,087
Southside Bancshares, Inc.	37	1,080
WSFS Financial Corp.	14	1,076
Hanmi Financial Corp.	49	1,069
TrustCo Bank Corp. NY	146	1,060
Rouse Properties, Inc.	57	1,056
Berkshire Hills Bancorp, Inc.	39	1,040
Aviv REIT, Inc.	30	1,034

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

National General Holdings Corp.	55	$1,024
New York Mortgage Trust, Inc.	132	1,018
Sandy Spring Bancorp, Inc.	39	1,017
Simmons First National Corp. — Class A	25	1,016
Resource Capital Corp.	199	1,003
Ameris Bancorp	39	1,000
State Bank Financial Corp.	50	999
Maiden Holdings Ltd.	77	985
Universal Insurance Holdings, Inc.	48	982
Silver Bay Realty Trust Corp.	59	977
RAIT Financial Trust	127	974
Cardinal Financial Corp.	49	972
Cass Information Systems, Inc.	18	959
Walter Investment Management Corp.*	58	958
World Acceptance Corp.*	12	953
Flushing Financial Corp.	47	953
Monmouth Real Estate Investment Corp.	86	952
United Fire Group, Inc.	32	951
Terreno Realty Corp.	46	949
First BanCorp*	161	945
Western Asset Mortgage Capital Corp.	64	941
Capital Bank Financial Corp. — Class A*	35	938
Washington Trust Bancorp, Inc.	23	924
Anworth Mortgage Asset Corp.	175	919
Universal Health Realty Income Trust	19	914
Arlington Asset Investment Corp. — Class A	34	905
Cedar Realty Trust, Inc.	122	895
Enova International, Inc.*	40	890
GAMCO Investors, Inc. — Class A	10	889
Community Trust Bancorp, Inc.	24	879
American Residential Properties, Inc.*	50	879
FBL Financial Group, Inc. — Class A	15	870
Saul Centers, Inc.	15	858
Cowen Group, Inc. — Class A*	178	854
Trico Bancshares	34	840
Forestar Group, Inc.*	54	832
Dime Community Bancshares, Inc.	51	830
Heritage Financial Corp.	47	825
AG Mortgage Investment Trust, Inc.	44	817
KCG Holdings, Inc. — Class A*	70	816
First NBC Bank Holding Co.*	23	810
Urstadt Biddle Properties, Inc. — Class A	37	810
National Western Life Insurance Co. — Class A	3	808
AmREIT, Inc.	30	796
1st Source Corp.	23	789
First Interstate BancSystem, Inc. — Class A	28	779
Apollo Residential Mortgage, Inc.	49	773
Stock Yards Bancorp, Inc.	23	767
Customers Bancorp, Inc.*	39	759
Campus Crest Communities, Inc.	100	731
First Busey Corp.	112	729
CoBiz Financial, Inc.	55	722
Caesars Acquisition Co. — Class A*	70	722
NMI Holdings, Inc. — Class A*	78	712
Getty Realty Corp.	39	710
BancFirst Corp.	11	697
Waterstone Financial, Inc.	53	697
Towne Bank/Portsmouth VA	46	696
Dynex Capital, Inc.	84	693
Westwood Holdings Group, Inc.	11	680
Lakeland Bancorp, Inc.	58	679
Altisource Portfolio Solutions S.A.*	20	676
eHealth, Inc.*	27	673
Ashford Hospitality Prime, Inc.	39	669
ConnectOne Bancorp, Inc.	35	665
Bryn Mawr Bank Corp.	21	657
Centerstate Banks, Inc.	55	655
Agree Realty Corp.	21	653
Meadowbrook Insurance Group, Inc.	77	651
Heartland Financial USA, Inc.	24	650
MainSource Financial Group, Inc.	31	649
GFI Group, Inc.	118	643
First Financial Corp.	18	641
Great Southern Bancorp, Inc.	16	635
Hudson Valley Holding Corp.	23	625
Altisource Asset Management Corp.*	2	620
Phoenix Companies, Inc.*	9	620
German American Bancorp, Inc.	20	610
Yadkin Financial Corp.*	31	609
QTS Realty Trust, Inc. — Class A	18	609
Ladenburg Thalmann Financial Services, Inc.*	154	608
HCI Group, Inc.	14	605
Blue Hills Bancorp, Inc.*	44	598
Peoples Financial Services Corp.	12	596
Enterprise Financial Services Corp.	30	592
United Insurance Holdings Corp.	26	571
Metro Bancorp, Inc.*	22	570
OneBeacon Insurance Group Ltd. — Class A	35	567
Central Pacific Financial Corp.	26	559
Clifton Bancorp, Inc.	41	557
Bancorp, Inc.*	51	555
First Bancorp	30	554
Diamond Hill Investment Group, Inc.	4	552
Beneficial Mutual Bancorp, Inc.*	45	552
RE/MAX Holdings, Inc. — Class A	16	548
Independent Bank Group, Inc.	14	547
Mercantile Bank Corp.	26	547
Peoples Bancorp, Inc.	21	545
First of Long Island Corp.	19	539
Southwest Bancorp, Inc.	31	538
BNC Bancorp	31	534
HomeTrust Bancshares, Inc.*	32	533
Whitestone REIT — Class B	35	529
Financial Institutions, Inc.	21	528
NewStar Financial, Inc.*	41	525
Citizens, Inc.*	68	517

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

State Auto Financial Corp.	23	$511
First Defiance Financial Corp.	15	511
Walker & Dunlop, Inc.*	29	509
Federated National Holding Co.	21	507
Park Sterling Corp.	69	507
Univest Corporation of Pennsylvania	25	506
Ares Commercial Real Estate Corp.	44	505
Preferred Bank/Los Angeles CA	18	502
Bank Mutual Corp.	72	494
International. FCStone, Inc.*	24	494
Flagstar Bancorp, Inc.*	31	488
Federal Agricultural Mortgage Corp. — Class C	16	485
Bank of Kentucky Financial Corp.	10	483
Bridge Bancorp, Inc.	18	482
Bank of Marin Bancorp	9	473
Pacific Premier Bancorp, Inc.*	27	468
Arrow Financial Corp.	17	467
Banc of California, Inc.	40	459
Independent Bank Corp.	35	457
NewBridge Bancorp*	52	453
Ladder Capital Corp. — Class A*	23	451
One Liberty Properties, Inc.	19	450
Gladstone Commercial Corp.	26	446
Stonegate Bank	15	444
Crawford & Co. — Class B	43	442
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	31	441
Camden National Corp.	11	438
West Bancorporation, Inc.	25	426
United Community Financial Corp.	78	419
Fidelity Southern Corp.	26	419
Fidelity & Guaranty Life	17	413
Seacoast Banking Corporation of Florida*	30	413
First Community Bancshares, Inc.	25	412
Suffolk Bancorp	18	409
First Connecticut Bancorp, Inc.	25	408
CNB Financial Corp.	22	407
HomeStreet, Inc.	23	400
Marcus & Millichap, Inc.*	12	399
Pacific Continental Corp.	28	397
Talmer Bancorp, Inc. — Class A	28	393
Citizens & Northern Corp.	19	393
FRP Holdings, Inc.*	10	392
Consolidated-Tomoka Land Co.	7	391
CareTrust REIT, Inc.	31	388
Moelis & Co. — Class A	11	384
ESB Financial Corp.	20	379
Oppenheimer Holdings, Inc. — Class A	16	372
Republic Bancorp, Inc. — Class A	15	371
Armada Hoffler Properties, Inc.	39	370
Global Indemnity plc — Class A*	13	369
Horizon Bancorp	14	366
PennyMac Financial Services, Inc. — Class A*	21	363
Baldwin & Lyons, Inc. — Class B	14	361
OceanFirst Financial Corp.	21	360
Peapack Gladstone Financial Corp.	19	353
TriState Capital Holdings, Inc.*	34	348
Meridian Bancorp, Inc.*	31	348
Calamos Asset Management, Inc. — Class A	26	346
Penns Woods Bancorp, Inc.	7	345
BankFinancial Corp.	29	344
Ames National Corp.	13	337
Bridge Capital Holdings*	15	336
National Bankshares, Inc.	11	334
Sierra Bancorp	19	334
Guaranty Bancorp	23	332
CatchMark Timber Trust, Inc. — Class A	29	328
National Interstate Corp.	11	328
CU Bancorp*	15	325
Gain Capital Holdings, Inc.	36	325
Franklin Financial Corp.*	15	318
MidWestOne Financial Group, Inc.	11	317
Fox Chase Bancorp, Inc.	19	317
Meta Financial Group, Inc.	9	315
SWS Group, Inc.*	45	311
Enterprise Bancorp, Inc.	12	303
Kearny Financial Corp.*	22	303
American National Bankshares, Inc.	12	298
Charter Financial Corp.	26	298
FBR & Co.*	12	295
Atlas Financial Holdings, Inc.*	18	294
Heritage Oaks Bancorp	35	294
Manning & Napier, Inc. — Class A	21	290
Northrim BanCorp, Inc.	11	289
Kansas City Life Insurance Co.	6	288
First Business Financial Services, Inc.	6	287
EMC Insurance Group, Inc.	8	284
Heritage Commerce Corp.	32	283
Territorial Bancorp, Inc.	13	280
CorEnergy Infrastructure Trust, Inc.	43	279
Square 1 Financial, Inc. — Class A*	11	272
First Bancorp, Inc.	15	271
UMH Properties, Inc.	28	267
Marlin Business Services Corp.	13	267
Hallmark Financial Services, Inc.*	22	266
Stonegate Mortgage Corp.*	22	263
Regional Management Corp.*	16	253
First Financial Northwest, Inc.	21	253
Sun Bancorp, Inc.*	13	252
Cascade Bancorp*	48	249
Owens Realty Mortgage, Inc.	17	249
Capital City Bank Group, Inc.	16	249
Merchants Bancshares, Inc.	8	245
Nicholas Financial, Inc.*	16	238
Consumer Portfolio Services, Inc.*	32	236
Opus Bank*	8	227

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

MidSouth Bancorp, Inc.	13	$225
Trade Street Residential, Inc.	29	223
Higher One Holdings, Inc.*	52	219
Macatawa Bank Corp.	40	218
Heritage Insurance Holdings, Inc.*	11	214
Donegal Group, Inc. — Class A	13	208
CommunityOne Bancorp*	18	206
Old Line Bancshares, Inc.	13	206
Century Bancorp, Inc. — Class A	5	200
BBX Capital Corp. — Class A*	12	197
JG Wentworth Co. — Class A*	18	192
RCS Capital Corp. — Class A	15	184
Republic First Bancorp, Inc.*	48	180
Pzena Investment Management, Inc. — Class A	18	170
Independence Holding Co.	12	167
STORE Capital Corp.	7	151
Silvercrest Asset Management Group, Inc. — Class A	9	141
Palmetto Bancshares, Inc.	7	117
ServisFirst Bancshares, Inc.	3	99
Ashford, Inc.*	1	94
C1 Financial, Inc.*	5	91
Great Western Bancorp, Inc.*	4	91
Trupanion, Inc.*	13	90
Hampton Roads Bankshares, Inc.*	53	89
Green Bancorp, Inc.*	7	84
OM Asset Management plc*	5	81
CIFC Corp.	9	74
State National Companies, Inc.	6	72
Anchor BanCorp Wisconsin, Inc.*	1	34
Medley Management, Inc. — Class A	1	15
Fifth Street Asset Management, Inc.*	1	14
Triumph Bancorp, Inc.*	1	14
Total Financial		652,553

CONSUMER, NON-CYCLICAL - 10.3%
Isis Pharmaceuticals, Inc.*	181	11,176
Puma Biotechnology, Inc.*	36	6,815
DexCom, Inc.*	115	6,332
Team Health Holdings, Inc.*	108	6,214
WEX, Inc.*	60	5,935
STERIS Corp.	91	5,901
United Natural Foods, Inc.*	76	5,877
NPS Pharmaceuticals, Inc.*	164	5,866
West Pharmaceutical Services, Inc.	109	5,802
Cepheid*	107	5,794
WellCare Health Plans, Inc.*	68	5,580
TreeHouse Foods, Inc.*	65	5,560
HealthSouth Corp.	136	5,231
Avanir Pharmaceuticals, Inc. — Class A*	297	5,033
PAREXEL International Corp.*	88	4,889
Pacira Pharmaceuticals, Inc.*	55	4,875
Deluxe Corp.	77	4,793
Darling Ingredients, Inc.*	254	4,613
Euronet Worldwide, Inc.*	79	4,338
Sotheby’s	94	4,059
Acadia Healthcare Company, Inc.*	66	4,040
Insulet Corp.*	85	3,916
ACADIA Pharmaceuticals, Inc.*	121	3,841
Cimpress N.V.*	51	3,817
Corporate Executive Board Co.	52	3,771
Boston Beer Company, Inc. — Class A*	13	3,764
Amsurg Corp. — Class A*	65	3,558
Exact Sciences Corp.*	128	3,512
Akorn, Inc.*	96	3,474
Impax Laboratories, Inc.*	108	3,421
Owens & Minor, Inc.	97	3,406
NuVasive, Inc.*	72	3,396
Grand Canyon Education, Inc.*	72	3,360
Healthcare Services Group, Inc.	108	3,341
Receptos, Inc.*	26	3,184
Bluebird Bio, Inc.*	34	3,119
Synageva BioPharma Corp.*	33	3,062
Nektar Therapeutics*	196	3,038
OPKO Health, Inc.*	304	3,037
SUPERVALU, Inc.*	312	3,027
Sanderson Farms, Inc.	36	3,025
Haemonetics Corp.*	80	2,993
Heartland Payment Systems, Inc.	55	2,967
Rent-A-Center, Inc.	81	2,942
Dyax Corp.*	209	2,938
Helen of Troy Ltd.*	44	2,862
Thoratec Corp.*	88	2,856
HMS Holdings Corp.*	135	2,854
Chemed Corp.	27	2,853
Post Holdings, Inc.*	68	2,849
Monro Muffler Brake, Inc.	49	2,832
Neogen Corp.*	57	2,827
Ironwood Pharmaceuticals, Inc. — Class A*	184	2,819
Dean Foods Co.	144	2,790
On Assignment, Inc.*	84	2,788
Prestige Brands Holdings, Inc.*	80	2,778
Medicines Co.*	100	2,767
Advisory Board Co.*	56	2,743
Fresh Market, Inc.*	66	2,719
Lancaster Colony Corp.	29	2,715
Cardtronics, Inc.*	69	2,662
Auxilium Pharmaceuticals, Inc.*	77	2,648
Air Methods Corp.*	60	2,642
Acorda Therapeutics, Inc.*	64	2,616
Neurocrine Biosciences, Inc.*	117	2,613
Magellan Health, Inc.*	42	2,521
Celldex Therapeutics, Inc.*	138	2,519
Molina Healthcare, Inc.*	47	2,516
J&J Snack Foods Corp.	23	2,501
B&G Foods, Inc.	83	2,482
ABM Industries, Inc.	86	2,464

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Huron Consulting Group, Inc.*	36	$2,462
FTI Consulting, Inc.*	63	2,434
Globus Medical, Inc. — Class A*	101	2,401
ABIOMED, Inc.*	62	2,360
LifeLock, Inc.*	124	2,295
Andersons, Inc.	43	2,284
Cyberonics, Inc.*	41	2,283
Cantel Medical Corp.	52	2,250
Agios Pharmaceuticals, Inc.*	20	2,241
Matthews International Corp. — Class A	46	2,239
EVERTEC, Inc.	101	2,235
Snyder’s-Lance, Inc.	73	2,229
Korn/Ferry International*	77	2,215
Spectranetics Corp.*	64	2,213
Bright Horizons Family Solutions, Inc.*	47	2,209
ExamWorks Group, Inc.*	53	2,204
Novavax, Inc.*	367	2,176
Vector Group Ltd.	102	2,174
Clovis Oncology, Inc.*	38	2,128
Catalent, Inc.*	75	2,091
Wright Medical Group, Inc.*	77	2,069
Integra LifeSciences Holdings Corp.*	38	2,061
Keryx Biopharmaceuticals, Inc.*	141	1,995
Abaxis, Inc.	35	1,989
PTC Therapeutics, Inc.*	38	1,968
WD-40 Co.	23	1,957
PDL BioPharma, Inc.	248	1,912
HeartWare International, Inc.*	26	1,909
CONMED Corp.	42	1,888
Fresh Del Monte Produce, Inc.	56	1,879
Cal-Maine Foods, Inc.	48	1,873
Greatbatch, Inc.*	38	1,873
Portola Pharmaceuticals, Inc.*	66	1,869
PHH Corp.*	78	1,869
Tumi Holdings, Inc.*	78	1,851
MannKind Corp.*	352	1,836
Brink’s Co.	75	1,831
Achillion Pharmaceuticals, Inc.*	149	1,825
Masimo Corp.*	69	1,817
Natus Medical, Inc.*	50	1,802
Theravance, Inc.	127	1,797
Kindred Healthcare, Inc.	96	1,745
ARIAD Pharmaceuticals, Inc.*	254	1,745
Select Medical Holdings Corp.	121	1,742
ICU Medical, Inc.*	21	1,720
Lannett Company, Inc.*	40	1,715
Merrimack Pharmaceuticals, Inc.*	151	1,707
NxStage Medical, Inc.*	95	1,703
MiMedx Group, Inc.*	144	1,660
Anacor Pharmaceuticals, Inc.*	51	1,645
Chimerix, Inc.*	40	1,610
Analogic Corp.	19	1,608
Sangamo BioSciences, Inc.*	105	1,597
Ligand Pharmaceuticals, Inc. — Class B*	30	1,596
Tetraphase Pharmaceuticals, Inc.*	40	1,588
ACCO Brands Corp.*	176	1,586
Universal Corp.	36	1,583
Halozyme Therapeutics, Inc.*	159	1,534
SpartanNash Co.	58	1,516
Intrexon Corp.*	55	1,514
Endologix, Inc.*	99	1,514
AMAG Pharmaceuticals, Inc.*	34	1,449
McGrath RentCorp	40	1,434
Depomed, Inc.*	89	1,434
TrueBlue, Inc.*	64	1,424
Volcano Corp.*	79	1,413
AMN Healthcare Services, Inc.*	72	1,411
Tornier N.V.*	55	1,403
Ensign Group, Inc.	31	1,376
BioCryst Pharmaceuticals, Inc.*	108	1,313
Capella Education Co.	17	1,308
Team, Inc.*	32	1,295
Cardiovascular Systems, Inc.*	43	1,293
Omeros Corp.*	52	1,289
Quidel Corp.*	44	1,273
ICF International, Inc.*	31	1,270
Infinity Pharmaceuticals, Inc.*	75	1,267
Strayer Education, Inc.*	17	1,263
Zeltiq Aesthetics, Inc.*	45	1,256
Amedisys, Inc.*	42	1,233
NewLink Genetics Corp.*	31	1,232
Emergent Biosolutions, Inc.*	45	1,225
Bio-Reference Laboratories, Inc.*	38	1,221
IPC Healthcare, Inc.*	26	1,193
Insperity, Inc.	35	1,186
Hanger, Inc.*	54	1,183
Arena Pharmaceuticals, Inc.*	339	1,176
Insmed, Inc.*	76	1,176
Navigant Consulting, Inc.*	76	1,168
Orexigen Therapeutics, Inc.*	189	1,145
Merit Medical Systems, Inc.*	66	1,144
RPX Corp.*	82	1,130
TESARO, Inc.*	30	1,116
Ascent Capital Group, Inc. — Class A*	21	1,112
Affymetrix, Inc.*	112	1,105
Luminex Corp.*	58	1,088
MacroGenics, Inc.*	31	1,087
Weight Watchers International, Inc.*	43	1,068
OvaScience, Inc.*	24	1,061
Meridian Bioscience, Inc.	64	1,053
Multi-Color Corp.	19	1,053
Diamond Foods, Inc.*	37	1,045
Chiquita Brands International, Inc.*	72	1,041
Boulder Brands, Inc.*	94	1,040
Raptor Pharmaceutical Corp.*	97	1,020
Cambrex Corp.*	47	1,016

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

National Healthcare Corp.	16	$1,005
American Public Education, Inc.*	27	995
Quad/Graphics, Inc.	43	987
Resources Connection, Inc.	60	987
Green Dot Corp. — Class A*	48	984
Acceleron Pharma, Inc.*	25	974
Repligen Corp.*	49	970
Healthways, Inc.*	48	954
PharMerica Corp.*	46	953
Calavo Growers, Inc.	20	946
Aegerion Pharmaceuticals, Inc.*	45	942
Ophthotech Corp.*	21	942
KYTHERA Biopharmaceuticals, Inc.*	27	936
Gentiva Health Services, Inc.*	49	933
Cynosure, Inc. — Class A*	34	932
USANA Health Sciences, Inc.*	9	924
Array BioPharma, Inc.*	194	918
Kforce, Inc.	38	917
Sarepta Therapeutics, Inc.*	63	912
Triple-S Management Corp. — Class B*	38	909
Anika Therapeutics, Inc.*	22	896
Momenta Pharmaceuticals, Inc.*	74	891
Accuray, Inc.*	118	891
Tootsie Roll Industries, Inc.	29	889
OraSure Technologies, Inc.*	86	872
GenMark Diagnostics, Inc.*	64	871
NutriSystem, Inc.	44	860
Elizabeth Arden, Inc.*	40	855
Sagent Pharmaceuticals, Inc.*	34	854
Inovio Pharmaceuticals, Inc.*	93	854
Viad Corp.	32	853
LDR Holding Corp.*	26	852
Prothena Corporation plc*	41	851
Orthofix International N.V.*	28	842
Xoom Corp.*	48	840
AtriCure, Inc.*	42	838
Invacare Corp.	50	838
Genomic Health, Inc.*	26	831
Enanta Pharmaceuticals, Inc.*	16	814
Weis Markets, Inc.	17	813
Progenics Pharmaceuticals, Inc.*	107	809
ImmunoGen, Inc.*	132	805
Relypsa, Inc.*	26	801
Cempra, Inc.*	34	799
US Physical Therapy, Inc.	19	797
Great Lakes Dredge & Dock Corp.*	92	788
Geron Corp.*	242	787
Karyopharm Therapeutics, Inc.*	21	786
Aratana Therapeutics, Inc.*	44	784
XenoPort, Inc.*	89	781
BioDelivery Sciences International, Inc.*	64	769
TriNet Group, Inc.*	24	751
Kite Pharma, Inc.*	13	750
Ingles Markets, Inc. — Class A	20	742
TherapeuticsMD, Inc.*	166	739
Auspex Pharmaceuticals, Inc.*	14	735
BioScrip, Inc.*	105	734
Five Prime Therapeutics, Inc.*	27	729
Phibro Animal Health Corp. — Class A	23	726
Career Education Corp.*	104	724
AngioDynamics, Inc.*	38	722
Global Cash Access Holdings, Inc.*	101	722
Kelly Services, Inc. — Class A	42	715
Inter Parfums, Inc.	26	714
Vascular Solutions, Inc.*	26	706
Vanda Pharmaceuticals, Inc.*	49	702
Spectrum Pharmaceuticals, Inc.*	101	700
Pacific Biosciences of California, Inc.*	89	698
Organovo Holdings, Inc.*	96	696
SciClone Pharmaceuticals, Inc.*	79	692
Dynavax Technologies Corp.*	41	691
Cerus Corp.*	109	680
Atrion Corp.	2	680
Accelerate Diagnostics, Inc.*	35	672
Forrester Research, Inc.	17	669
Sequenom, Inc.*	179	662
Providence Service Corp.*	18	656
Monster Worldwide, Inc.*	140	647
Heidrick & Struggles International, Inc.	28	645
Chefs’ Warehouse, Inc.*	28	645
ARC Document Solutions, Inc.*	63	644
Central Garden and Pet Co. — Class A*	67	640
Surgical Care Affiliates, Inc.*	19	639
Medifast, Inc.*	19	637
ZIOPHARM Oncology, Inc.*	125	634
CorVel Corp.*	17	633
Insys Therapeutics, Inc.*	15	632
K12, Inc.*	53	629
ANI Pharmaceuticals, Inc.*	11	620
Tejon Ranch Co.*	21	619
Coca-Cola Bottling Company Consolidated	7	616
Revlon, Inc. — Class A*	18	615
Immunomedics, Inc.*	127	610
Rockwell Medical, Inc.*	59	607
SP Plus Corp.*	24	606
Universal American Corp.*	65	603
Cross Country Healthcare, Inc.*	48	599
Civeo Corp.	145	596
Avalanche Biotechnologies, Inc.*	11	594
LHC Group, Inc.*	19	592
John B Sanfilippo & Son, Inc.	13	592
Albany Molecular Research, Inc.*	36	586
Arrowhead Research Corp.*	78	576
Unilife Corp.*	169	566
CBIZ, Inc.*	64	548
Ennis, Inc.	40	539

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

STAAR Surgical Co.*	59	$537
Theravance Biopharma, Inc.*	36	537
Carriage Services, Inc. — Class A	25	524
TG Therapeutics, Inc.*	33	523
Landauer, Inc.	15	512
Hyperion Therapeutics, Inc.*	21	504
ServiceSource International, Inc.*	105	491
Foundation Medicine, Inc.*	22	489
CryoLife, Inc.	43	487
Tree.com, Inc.*	10	483
Ultragenyx Pharmaceutical, Inc.*	11	483
Pernix Therapeutics Holdings, Inc.*	51	479
CTI BioPharma Corp.*	199	470
Aerie Pharmaceuticals, Inc.*	16	467
Radius Health, Inc.*	12	467
Osiris Therapeutics, Inc.*	29	464
Antares Pharma, Inc.*	180	463
Intra-Cellular Therapies, Inc.*	26	459
ZS Pharma, Inc.*	11	457
CRA International, Inc.*	15	455
RTI Surgical, Inc.*	87	452
XOMA Corp.*	126	452
SurModics, Inc.*	20	442
Synergy Pharmaceuticals, Inc.*	144	439
Navidea Biopharmaceuticals, Inc.*	232	438
Exelixis, Inc.*	300	432
IGI Laboratories, Inc.*	49	431
RadNet, Inc.*	50	427
Limoneira Co.	17	425
Cytokinetics, Inc.*	53	425
OncoMed Pharmaceuticals, Inc.*	19	413
BioTelemetry, Inc.*	41	411
Idera Pharmaceuticals, Inc.*	93	410
MoneyGram International, Inc.*	45	409
HealthEquity, Inc.*	16	407
National Beverage Corp.*	18	407
Retrophin, Inc.*	33	404
VIVUS, Inc.*	139	400
Senomyx, Inc.*	66	397
Natural Grocers by Vitamin Cottage, Inc.*	14	394
CDI Corp.	22	390
CSS Industries, Inc.	14	387
Sucampo Pharmaceuticals, Inc. — Class A*	27	386
Agenus, Inc.*	96	381
Peregrine Pharmaceuticals, Inc.*	272	378
Epizyme, Inc.*	20	377
Almost Family, Inc.*	13	376
Supernus Pharmaceuticals, Inc.*	45	374
Xencor, Inc.*	23	369
Otonomy, Inc.*	11	367
Esperion Therapeutics, Inc.*	9	364
Heron Therapeutics, Inc.*	36	362
Utah Medical Products, Inc.	6	360
Endocyte, Inc.*	57	359
Exactech, Inc.*	15	354
Farmer Bros Co.*	12	353
Seneca Foods Corp. — Class A*	13	351
Electro Rent Corp.	25	351
Pendrell Corp.*	253	349
Alder Biopharmaceuticals, Inc.*	12	349
ITT Educational Services, Inc.*	36	346
Hackett Group, Inc.	39	343
Paylocity Holding Corp.*	13	339
Zafgen, Inc.*	11	339
Repros Therapeutics, Inc.*	34	339
Omega Protein Corp.*	32	338
Adeptus Health, Inc. — Class A*	9	337
POZEN, Inc.*	42	336
Sage Therapeutics, Inc.*	9	329
Franklin Covey Co.*	17	329
Derma Sciences, Inc.*	35	326
Universal Technical Institute, Inc.	33	325
Regulus Therapeutics, Inc.*	20	321
Northwest Biotherapeutics, Inc.*	59	316
Lexicon Pharmaceuticals, Inc.*	341	310
Skilled Healthcare Group, Inc. — Class A*	36	309
SFX Entertainment, Inc.*	68	308
Stemline Therapeutics, Inc.*	18	307
Rigel Pharmaceuticals, Inc.*	135	306
Performant Financial Corp.*	46	306
Inventure Foods, Inc.*	24	306
Barrett Business Services, Inc.	11	301
Bio-Path Holdings, Inc.*	113	301
BioTime, Inc.*	80	298
Verastem, Inc.*	32	292
K2M Group Holdings, Inc.*	14	292
Neuralstem, Inc.*	106	288
ChemoCentryx, Inc.*	42	287
Bridgepoint Education, Inc.*	25	283
Nutraceutical International Corp.*	13	280
Immune Design Corp.*	9	277
Galena Biopharma, Inc.*	182	275
Five Star Quality Care, Inc.*	66	274
Village Super Market, Inc. — Class A	10	274
Oxford Immunotec Global plc*	20	272
Ohr Pharmaceutical, Inc.*	32	267
Synta Pharmaceuticals Corp.*	100	265
Zogenix, Inc.*	189	259
Threshold Pharmaceuticals, Inc.*	81	258
AcelRx Pharmaceuticals, Inc.*	38	256
Nature’s Sunshine Products, Inc.	17	252
Inogen, Inc.*	8	251
Versartis, Inc.*	11	247
Corcept Therapeutics, Inc.*	82	246
PRGX Global, Inc.*	43	246
Addus HomeCare Corp.*	10	243

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

CytRx Corp.*	86	$236
Oncothyreon, Inc.*	124	236
BioSpecifics Technologies Corp.*	6	232
Collectors Universe, Inc.	11	229
Craft Brew Alliance, Inc.*	17	227
Enzo Biochem, Inc.*	51	226
Vital Therapies, Inc.*	9	224
Alimera Sciences, Inc.*	40	222
Revance Therapeutics, Inc.*	13	220
Ampio Pharmaceuticals, Inc.*	63	216
Alliance One International, Inc.*	136	215
Liberty Tax, Inc.*	6	214
Ocular Therapeutix, Inc.*	9	212
Information Services Group, Inc.*	50	211
National Research Corp. — Class A	15	210
NanoString Technologies, Inc.*	15	209
Mirati Therapeutics, Inc.*	11	204
Alico, Inc.	4	200
Actinium Pharmaceuticals, Inc.*	33	194
Sunesis Pharmaceuticals, Inc.*	76	194
Applied Genetic Technologies Corp.*	9	189
Cenveo, Inc.*	85	179
Hill International, Inc.*	46	177
T2 Biosystems, Inc.*	9	173
Alliance HealthCare Services, Inc.*	8	168
Intersect ENT, Inc.*	9	167
Tandem Diabetes Care, Inc.*	13	165
Synutra International, Inc.*	27	164
NanoViricides, Inc.*	60	163
Amphastar Pharmaceuticals, Inc.*	14	163
Ardelyx, Inc.*	8	151
Achaogen, Inc.*	11	144
Liberator Medical Holdings, Inc.	49	142
Akebia Therapeutics, Inc.*	12	140
TriVascular Technologies, Inc.*	11	138
Female Health Co.	34	133
NeoStem, Inc.*	35	132
Lifeway Foods, Inc.*	7	130
TransEnterix, Inc.*	44	128
Flexion Therapeutics, Inc.*	6	121
Pain Therapeutics, Inc.*	59	120
Kindred Biosciences, Inc.*	16	119
22nd Century Group, Inc.*	69	114
Alliance Data Systems Corp.*	0	108
Galectin Therapeutics, Inc.*	28	97
PRA Health Sciences, Inc.*	4	97
Veracyte, Inc.*	10	97
Cellular Dynamics International, Inc.*	15	96
Fairway Group Holdings Corp.*	29	91
Adamas Pharmaceuticals, Inc.*	5	87
Eleven Biotherapeutics, Inc.*	7	83
Care.com, Inc.*	10	83
Dicerna Pharmaceuticals, Inc.*	5	82
Diplomat Pharmacy, Inc.*	3	82
Cara Therapeutics, Inc.*	8	80
Marrone Bio Innovations, Inc.*	21	76
Loxo Oncology, Inc.*	6	71
FibroGen, Inc.*	2	55
Incorporated Research Holdings, Inc. — Class A*	2	51
Cytori Therapeutics, Inc.*	98	48
Smart & Final Stores, Inc.*	3	47
Genocea Biosciences, Inc.*	6	42
Nevro Corp.*	1	39
Roka Bioscience, Inc.*	8	35
Egalet Corp.*	6	34
Civitas Solutions, Inc.*	2	34
Corporate Resource Services, Inc.*	27	32
AAC Holdings, Inc.*	1	31
PhotoMedex, Inc.*	20	31
Atara Biotherapeutics, Inc.*	1	27
Neff Corp. — Class A*	2	23
Regado Biosciences, Inc.*	24	22
Calithera Biosciences, Inc.*	1	20
Dermira, Inc.*	1	18
Sientra, Inc.*	1	17
Vitae Pharmaceuticals, Inc.*	1	17
Coherus Biosciences, Inc.*	1	16
Symmetry Surgical, Inc.*	2	16
Tokai Pharmaceuticals, Inc.*	1	15
Total Consumer, Non-cyclical		570,677

CONSUMER, CYCLICAL - 6.6%
Brunswick Corp.	143	7,330
Office Depot, Inc.*	824	7,066
JetBlue Airways Corp.*	383	6,075
Dana Holding Corp.	261	5,675
Casey’s General Stores, Inc.	59	5,329
Tenneco, Inc.*	94	5,321
Buffalo Wild Wings, Inc.*	29	5,230
Vail Resorts, Inc.	56	5,103
Jack in the Box, Inc.	62	4,957
Restoration Hardware Holdings, Inc.*	48	4,609
Wolverine World Wide, Inc.	156	4,597
Pool Corp.	70	4,441
Watsco, Inc.	40	4,280
American Eagle Outfitters, Inc.	300	4,163
Cracker Barrel Old Country Store, Inc.	29	4,082
HSN, Inc.	51	3,876
Cheesecake Factory, Inc.	77	3,874
Texas Roadhouse, Inc. — Class A	107	3,612
HNI Corp.	70	3,574
Asbury Automotive Group, Inc.*	47	3,568
Life Time Fitness, Inc.*	63	3,567
TRI Pointe Homes, Inc.*	226	3,448
Five Below, Inc.*	84	3,430
MWI Veterinary Supply, Inc.*	20	3,398

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Group 1 Automotive, Inc.	37	$3,316
Skechers U.S.A., Inc. — Class A*	60	3,315
Men’s Wearhouse, Inc.	74	3,266
Allegiant Travel Co. — Class A	21	3,157
Cooper Tire & Rubber Co.	90	3,119
Marriott Vacations Worldwide Corp.	41	3,056
Lithia Motors, Inc. — Class A	35	3,034
G-III Apparel Group Ltd.*	30	3,030
Bloomin’ Brands, Inc.*	119	2,946
Mobile Mini, Inc.	72	2,917
Steven Madden Ltd.*	90	2,865
Genesco, Inc.*	37	2,834
UniFirst Corp.	23	2,794
Lumber Liquidators Holdings, Inc.*	42	2,785
Ryland Group, Inc.	72	2,776
DineEquity, Inc.	26	2,695
Herman Miller, Inc.	91	2,678
PriceSmart, Inc.	29	2,645
ANN, Inc.*	72	2,627
Papa John’s International, Inc.	47	2,623
United Stationers, Inc.	61	2,572
First Cash Financial Services, Inc.*	45	2,505
Iconix Brand Group, Inc.*	74	2,500
Fiesta Restaurant Group, Inc.*	41	2,493
American Axle & Manufacturing Holdings, Inc.*	104	2,349
Meritor, Inc.*	151	2,288
Sonic Corp.	84	2,287
Vitamin Shoppe, Inc.*	47	2,283
Steelcase, Inc. — Class A	127	2,280
Select Comfort Corp.*	84	2,271
Buckle, Inc.	43	2,258
Pier 1 Imports, Inc.	146	2,248
Core-Mark Holding Company, Inc.	36	2,229
G&K Services, Inc. — Class A	31	2,196
Outerwall, Inc.*	29	2,181
La-Z-Boy, Inc.	81	2,174
Meritage Homes Corp.*	60	2,159
Brown Shoe Company, Inc.	67	2,154
KB Home	129	2,135
Beacon Roofing Supply, Inc.*	76	2,113
Burlington Stores, Inc.*	44	2,079
Pinnacle Entertainment, Inc.*	92	2,047
Dorman Products, Inc.*	42	2,027
Popeyes Louisiana Kitchen, Inc.*	36	2,026
Guess?, Inc.	95	2,003
Churchill Downs, Inc.	21	2,002
Gentherm, Inc.*	54	1,977
Krispy Kreme Doughnuts, Inc.*	100	1,974
Bob Evans Farms, Inc.	38	1,945
Children’s Place, Inc.	34	1,938
Hibbett Sports, Inc.*	40	1,937
Express, Inc.*	130	1,910
TiVo, Inc.*	158	1,870
Columbia Sportswear Co.	42	1,871
Belmond Ltd. — Class A*	149	1,843
Finish Line, Inc. — Class A	74	1,799
Hawaiian Holdings, Inc.*	69	1,797
Cato Corp. — Class A	42	1,772
ScanSource, Inc.*	44	1,767
Rush Enterprises, Inc. — Class A*	53	1,699
Red Robin Gourmet Burgers, Inc.*	22	1,693
Interface, Inc. — Class A	101	1,663
Penn National Gaming, Inc.*	121	1,661
BJ’s Restaurants, Inc.*	33	1,657
Sonic Automotive, Inc. — Class A	61	1,649
Universal Electronics, Inc.*	25	1,625
Standard Pacific Corp.*	223	1,626
MDC Holdings, Inc.	60	1,588
Knoll, Inc.	75	1,588
Crocs, Inc.*	127	1,586
iRobot Corp.*	45	1,562
Diamond Resorts International, Inc.*	55	1,535
Boyd Gaming Corp.*	120	1,533
La Quinta Holdings, Inc.*	68	1,500
Barnes & Noble, Inc.*	63	1,463
Tuesday Morning Corp.*	67	1,454
Denny’s Corp.*	134	1,382
International Speedway Corp. — Class A	43	1,361
National CineMedia, Inc.	94	1,351
H&E Equipment Services, Inc.	48	1,348
Mattress Firm Holding Corp.*	23	1,336
Pantry, Inc.*	36	1,334
Wabash National Corp.*	106	1,310
Interval Leisure Group, Inc.	61	1,274
Caesars Entertainment Corp.*	79	1,240
Zumiez, Inc.*	32	1,236
Cooper-Standard Holding, Inc.*	21	1,215
Oxford Industries, Inc.	22	1,215
Ethan Allen Interiors, Inc.	39	1,208
Biglari Holdings, Inc.*	3	1,199
Standard Motor Products, Inc.	31	1,182
Wesco Aircraft Holdings, Inc.*	81	1,132
Republic Airways Holdings, Inc.*	77	1,123
Regis Corp.*	67	1,123
Cavco Industries, Inc.*	14	1,110
Rentrak Corp.*	15	1,092
Francesca’s Holdings Corp.*	65	1,086
SkyWest, Inc.	79	1,049
Libbey, Inc.*	33	1,037
Stage Stores, Inc.	49	1,015
Scientific Games Corp. — Class A*	78	993
Modine Manufacturing Co.*	73	993
Fred’s, Inc. — Class A	57	992
Cash America International, Inc.	43	973
Carmike Cinemas, Inc.*	37	972
Steiner Leisure Ltd.*	21	970

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

EZCORP, Inc. — Class A*	79	$928
Callaway Golf Co.	120	924
Winnebago Industries, Inc.	42	914
M/I Homes, Inc.*	38	872
Motorcar Parts of America, Inc.*	28	871
Del Frisco’s Restaurant Group, Inc.*	36	855
Ruth’s Hospitality Group, Inc.	56	840
AMC Entertainment Holdings, Inc. — Class A	32	838
Tower International, Inc.*	32	818
Pep Boys-Manny Moe & Jack*	82	805
Conn’s, Inc.*	43	804
DTS, Inc.*	26	800
Movado Group, Inc.	28	794
Beazer Homes USA, Inc.*	41	794
American Woodmark Corp.*	19	768
MarineMax, Inc.*	38	762
Hovnanian Enterprises, Inc. — Class A*	180	743
Nautilus, Inc.*	48	729
Douglas Dynamics, Inc.	34	729
Daktronics, Inc.	58	726
Titan International, Inc.	68	723
Eros International plc*	34	719
Superior Industries International, Inc.	36	712
Arctic Cat, Inc.	20	710
Federal-Mogul Holdings Corp.*	44	708
Vera Bradley, Inc.*	34	693
Unifi, Inc.*	23	683
Haverty Furniture Companies, Inc.	31	682
Ruby Tuesday, Inc.*	95	650
America’s Car-Mart, Inc.*	12	641
Stein Mart, Inc.	43	629
ClubCorp Holdings, Inc.	34	610
Citi Trends, Inc.*	24	606
Shoe Carnival, Inc.	23	591
William Lyon Homes — Class A*	27	547
Kirkland’s, Inc.*	23	544
Marcus Corp.	28	518
Container Store Group, Inc.*	27	517
Perry Ellis International, Inc.*	19	493
Chuy’s Holdings, Inc.*	25	492
Kimball International, Inc. — Class B	53	483
LeapFrog Enterprises, Inc. — Class A*	101	477
Quiksilver, Inc.*	209	462
Remy International, Inc.	22	460
Noodles & Co.*	17	448
PetMed Express, Inc.	31	446
Vince Holding Corp.*	17	444
Bravo Brio Restaurant Group, Inc.*	30	417
NACCO Industries, Inc. — Class A	7	416
Strattec Security Corp.	5	413
Carrols Restaurant Group, Inc.*	54	412
Big 5 Sporting Goods Corp.	28	410
Jamba, Inc.*	27	407
Nathan’s Famous, Inc.*	5	400
Speedway Motorsports, Inc.	18	394
Build-A-Bear Workshop, Inc. — Class A*	19	382
Tile Shop Holdings, Inc.*	43	382
Titan Machinery, Inc.*	27	376
PC Connection, Inc.	15	368
Reading International, Inc. — Class A*	27	358
Miller Industries, Inc.	17	353
Morgans Hotel Group Co.*	45	353
WCI Communities, Inc.*	18	352
West Marine, Inc.*	27	349
Winmark Corp.	4	348
Sequential Brands Group, Inc.*	26	340
Destination Maternity Corp.	21	335
LGI Homes, Inc.*	22	328
Houston Wire & Cable Co.	27	323
Christopher & Banks Corp.*	56	320
Black Diamond, Inc.*	35	306
Weyco Group, Inc.	10	297
Potbelly Corp.*	23	296
Roundy’s, Inc.*	61	295
Destination XL Group, Inc.*	54	295
Skullcandy, Inc.*	31	285
Culp, Inc.	13	282
Aeropostale, Inc.*	121	281
Spartan Motors, Inc.	53	279
Isle of Capri Casinos, Inc.*	33	276
Fox Factory Holding Corp.*	17	276
Lifetime Brands, Inc.	16	275
Commercial Vehicle Group, Inc.*	41	273
Zoe’s Kitchen, Inc.*	9	269
VOXX International Corp. — Class A*	30	263
El Pollo Loco Holdings, Inc.*	13	260
Flexsteel Industries, Inc.	8	258
Accuride Corp.*	59	256
Intrawest Resorts Holdings, Inc.*	21	251
Malibu Boats, Inc. — Class A*	13	251
Johnson Outdoors, Inc. — Class A	8	250
Monarch Casino & Resort, Inc.*	15	249
AV Homes, Inc.*	17	248
Fuel Systems Solutions, Inc.*	22	241
Sears Hometown and Outlet Stores, Inc.*	18	237
Speed Commerce, Inc.*	75	232
Installed Building Products, Inc.*	13	232
Systemax, Inc.*	17	230
Escalade, Inc.	15	226
Norcraft Companies, Inc.*	11	212
Dixie Group, Inc.*	23	211
JAKKS Pacific, Inc.*	29	197
New Home Company, Inc.*	13	188
Famous Dave’s of America, Inc.*	7	184
Empire Resorts, Inc.*	23	178
Bon-Ton Stores, Inc.	23	170

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Pacific Sunwear of California, Inc.*	77	$168
Gaiam, Inc. — Class A*	23	164
Tilly’s, Inc. — Class A*	16	155
hhgregg, Inc.*	19	144
Marine Products Corp.	16	135
Virgin America, Inc.*	3	130
Travelport Worldwide Ltd.	7	126
UCP, Inc. — Class A*	12	126
New York & Company, Inc.*	45	119
Sportsman’s Warehouse Holdings, Inc.*	15	110
bebe stores, Inc.	48	105
Papa Murphy’s Holdings, Inc.*	9	105
Century Communities, Inc.*	6	104
Ignite Restaurant Group, Inc.*	12	94
Freshpet, Inc.*	2	34
Habit Restaurants, Inc. — Class A*	1	32
Dave & Buster’s Entertainment, Inc.*	1	27
Boot Barn Holdings, Inc.*	1	18
Total Consumer, Cyclical		364,718

INDUSTRIAL - 6.2%
Graphic Packaging Holding Co.*	504	6,865
HEICO Corp.	102	6,160
Teledyne Technologies, Inc.*	58	5,960
FEI Co.	65	5,873
Cognex Corp.*	134	5,538
Esterline Technologies Corp.*	49	5,375
Belden, Inc.	67	5,280
Curtiss-Wright Corp.	74	5,223
CLARCOR, Inc.	78	5,198
Woodward, Inc.	102	5,021
Generac Holdings, Inc.*	106	4,956
Moog, Inc. — Class A*	64	4,737
EMCOR Group, Inc.	104	4,628
EnerSys	72	4,444
Berry Plastics Group, Inc.*	139	4,385
Swift Transportation Co. — Class A*	131	3,750
Louisiana-Pacific Corp.*	218	3,610
Littelfuse, Inc.	35	3,384
Hillenbrand, Inc.	97	3,346
XPO Logistics, Inc.*	81	3,311
Rexnord Corp.*	116	3,273
Polypore International, Inc.*	69	3,246
Barnes Group, Inc.	84	3,109
Knight Transportation, Inc.	92	3,096
Sanmina Corp.*	127	2,988
Mueller Industries, Inc.	87	2,970
Applied Industrial Technologies, Inc.	64	2,918
Watts Water Technologies, Inc. — Class A	44	2,791
Franklin Electric Company, Inc.	74	2,777
Masonite International Corp.*	45	2,766
Actuant Corp. — Class A	100	2,724
Tetra Tech, Inc.	100	2,670
Itron, Inc.*	61	2,580
Mueller Water Products, Inc. — Class A	246	2,518
Orbital Sciences Corp.*	93	2,501
MSA Safety, Inc.	46	2,442
Forward Air Corp.	48	2,418
Proto Labs, Inc.*	35	2,351
Harsco Corp.	124	2,342
RBC Bearings, Inc.	36	2,323
Greenbrier Companies, Inc.	43	2,309
Coherent, Inc.*	38	2,307
MasTec, Inc.*	101	2,284
Granite Construction, Inc.	60	2,281
Rogers Corp.*	28	2,280
Matson, Inc.	66	2,278
Heartland Express, Inc.	84	2,269
Boise Cascade Co.*	61	2,266
TAL International Group, Inc.	52	2,266
Simpson Manufacturing Company, Inc.	64	2,215
Trex Company, Inc.*	52	2,214
TASER International, Inc.*	83	2,198
EnPro Industries, Inc.*	35	2,197
OSI Systems, Inc.*	31	2,194
TriMas Corp.*	70	2,190
Scorpio Tankers, Inc.	252	2,189
Hub Group, Inc. — Class A*	57	2,171
Werner Enterprises, Inc.	69	2,149
Plexus Corp.*	52	2,143
Methode Electronics, Inc.	58	2,118
Benchmark Electronics, Inc.*	83	2,112
Saia, Inc.*	38	2,104
Brady Corp. — Class A	74	2,023
Tennant Co.	28	2,021
Atlas Air Worldwide Holdings, Inc.*	39	1,923
Apogee Enterprises, Inc.	45	1,907
ArcBest Corp.	40	1,855
Drew Industries, Inc.*	36	1,839
AZZ, Inc.	39	1,830
Dycom Industries, Inc.*	52	1,825
Universal Display Corp.*	62	1,720
UTI Worldwide, Inc.*	141	1,702
AAR Corp.	61	1,695
Headwaters, Inc.*	113	1,694
FARO Technologies, Inc.*	27	1,692
Cubic Corp.	32	1,684
Kaman Corp.	42	1,684
GenCorp, Inc.*	92	1,684
Exponent, Inc.	20	1,650
Universal Forest Products, Inc.	31	1,649
Albany International Corp. — Class A	43	1,634
Lindsay Corp.	19	1,629
CIRCOR International, Inc.	27	1,628
Chart Industries, Inc.*	47	1,607
Astronics Corp.*	29	1,604
Standex International Corp.	20	1,545

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

ESCO Technologies, Inc.	41	$1,513
Federal Signal Corp.	97	1,498
Advanced Energy Industries, Inc.*	63	1,493
John Bean Technologies Corp.	45	1,479
Briggs & Stratton Corp.	72	1,471
AAON, Inc.	65	1,455
Fluidigm Corp.*	43	1,450
Raven Industries, Inc.	56	1,400
Hornbeck Offshore Services, Inc.*	56	1,397
Nordic American Tankers Ltd.	137	1,380
Tutor Perini Corp.*	57	1,372
Sun Hydraulics Corp.	34	1,339
Blount International, Inc.*	76	1,335
US Ecology, Inc.	33	1,324
GasLog Ltd.	65	1,323
Badger Meter, Inc.	22	1,306
Ship Finance International Ltd.	91	1,285
Rofin-Sinar Technologies, Inc.*	43	1,237
Encore Wire Corp.	32	1,195
Altra Industrial Motion Corp.	42	1,192
RTI International Metals, Inc.*	47	1,187
Hyster-Yale Materials Handling, Inc.	16	1,171
Newport Corp.*	61	1,166
Astec Industries, Inc.	29	1,140
Nortek, Inc.*	14	1,139
Textainer Group Holdings Ltd.	33	1,133
General Cable Corp.	75	1,118
II-VI, Inc.*	81	1,106
Aegion Corp. — Class A*	59	1,098
Quanex Building Products Corp.	58	1,089
YRC Worldwide, Inc.*	48	1,080
Echo Global Logistics, Inc.*	36	1,051
Sturm Ruger & Company, Inc.	30	1,039
DHT Holdings, Inc.	141	1,031
DXP Enterprises, Inc.*	20	1,011
Roadrunner Transportation Systems, Inc.*	43	1,004
Comfort Systems USA, Inc.	58	993
Fabrinet*	54	958
LSB Industries, Inc.*	30	943
Gorman-Rupp Co.	29	931
CTS Corp.	52	927
Haynes International, Inc.	19	922
GrafTech International Ltd.*	181	916
MYR Group, Inc.*	33	904
Park-Ohio Holdings Corp.	14	882
Checkpoint Systems, Inc.*	64	879
Columbus McKinnon Corp.	31	869
Tredegar Corp.	38	855
Lydall, Inc.*	26	853
Griffon Corp.	61	811
Marten Transport Ltd.	37	809
Smith & Wesson Holding Corp.*	85	805
Park Electrochemical Corp.	32	798
NCI Building Systems, Inc.*	43	796
Aerovironment, Inc.*	29	790
Gibraltar Industries, Inc.*	48	780
LB Foster Co. — Class A	16	777
American Railcar Industries, Inc.	15	773
Advanced Emissions Solutions, Inc.*	33	752
Celadon Group, Inc.	32	726
Kadant, Inc.	17	726
Myers Industries, Inc.	40	704
PGT, Inc.*	73	703
Air Transport Services Group, Inc.*	81	693
GSI Group, Inc.*	47	692
Powell Industries, Inc.	14	687
GP Strategies Corp.*	20	679
Insteel Industries, Inc.	28	660
Era Group, Inc.*	31	656
Argan, Inc.	19	639
US Concrete, Inc.*	22	626
TTM Technologies, Inc.*	83	625
American Science & Engineering, Inc.	12	623
M/A-COM Technology Solutions Holdings, Inc.*	19	594
CAI International, Inc.*	25	580
Patrick Industries, Inc.*	13	572
Stoneridge, Inc.*	44	566
NN, Inc.	27	555
Advanced Drainage Systems, Inc.	24	552
Navios Maritime Holdings, Inc.	122	501
FreightCar America, Inc.	19	500
CECO Environmental Corp.	32	497
NVE Corp.*	7	496
Teekay Tankers Ltd. — Class A	96	486
Alamo Group, Inc.	10	484
Builders FirstSource, Inc.*	70	481
Kimball Electronics, Inc.*	40	481
Orion Marine Group, Inc.*	42	464
Ply Gem Holdings, Inc.*	33	461
Navios Maritime Acquisition Corp.	127	461
Graham Corp.	16	460
Mistras Group, Inc.*	25	458
Furmanite Corp.*	58	454
Sparton Corp.*	16	453
Northwest Pipe Co.*	15	452
Quality Distribution, Inc.*	42	447
Global Brass & Copper Holdings, Inc.	33	434
Ducommun, Inc.*	17	430
Bel Fuse, Inc. — Class B	15	410
Scorpio Bulkers, Inc.*	208	410
National Presto Industries, Inc.	7	406
PowerSecure International, Inc.*	34	396
VSE Corp.	6	395
Capstone Turbine Corp.*	507	375
Power Solutions International, Inc.*	7	361
Chase Corp.	10	360

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Global Power Equipment Group, Inc.	26	$359
AEP Industries, Inc.*	6	349
Kratos Defense & Security Solutions, Inc.*	69	346
Nordic American Offshore Ltd.	28	344
Vishay Precision Group, Inc.*	20	343
Hurco Companies, Inc.	10	341
Stock Building Supply Holdings, Inc.*	22	337
Dynamic Materials Corp.	21	336
Ardmore Shipping Corp.	28	335
Continental Building Products, Inc.*	18	319
Trinseo S.A.*	18	314
Energy Recovery, Inc.*	59	311
Mesa Laboratories, Inc.	4	309
Vicor Corp.*	25	303
Layne Christensen Co.*	31	296
Electro Scientific Industries, Inc.	38	295
KEMET Corp.*	70	294
Intevac, Inc.*	37	287
Universal Truckload Services, Inc.	10	285
USA Truck, Inc.*	10	284
Control4 Corp.*	18	277
Handy & Harman Ltd.*	6	276
Xerium Technologies, Inc.*	17	268
Manitex International, Inc.*	21	267
PAM Transportation Services, Inc.*	5	259
Twin Disc, Inc.	13	258
Applied Optoelectronics, Inc.*	23	258
Frontline Ltd.*	102	256
Ampco-Pittsburgh Corp.	13	250
Olympic Steel, Inc.	14	249
Casella Waste Systems, Inc. — Class A*	60	243
LMI Aerospace, Inc.*	17	240
CUI Global, Inc.*	32	238
Knightsbridge Shipping Ltd.	52	236
Safe Bulkers, Inc.	60	235
AM Castle & Co.*	29	231
LSI Industries, Inc.	33	224
UFP Technologies, Inc.*	9	221
Baltic Trading Ltd.	76	191
Sterling Construction Company, Inc.*	29	185
General Finance Corp.*	17	168
CHC Group Ltd.*	52	167
Multi-Fineline Electronix, Inc.*	14	157
Dorian LPG Ltd.*	11	153
Omega Flex, Inc.	4	151
Heritage-Crystal Clean, Inc.*	12	148
International Shipholding Corp.	9	134
Viasystems Group, Inc.*	8	130
Imprivata, Inc.*	9	117
SIFCO Industries, Inc.	4	117
NL Industries, Inc.*	10	86
Erickson, Inc.*	9	75
Aspen Aerogels, Inc.*	9	72
Ultrapetrol Bahamas Ltd.*	33	71
TCP International Holdings Ltd.*	11	68
Revolution Lighting Technologies, Inc.*	48	65
Astronics Corp. — Class B*	1	56
ARC Group Worldwide, Inc.*	5	51
Turtle Beach Corp.*	11	35
Quest Resource Holding Corp.*	21	30
Total Industrial		345,206

TECHNOLOGY - 5.4%
TriQuint Semiconductor, Inc.*	264	7,272
Ultimate Software Group, Inc.*	44	6,460
SS&C Technologies Holdings, Inc.	105	6,142
MAXIMUS, Inc.	104	5,704
Tyler Technologies, Inc.*	51	5,580
Verint Systems, Inc.*	92	5,361
Guidewire Software, Inc.*	105	5,315
Cavium, Inc.*	81	5,008
Aspen Technology, Inc.*	142	4,973
Manhattan Associates, Inc.*	117	4,764
International Rectifier Corp.*	110	4,389
Qlik Technologies, Inc.*	138	4,263
Microsemi Corp.*	146	4,143
Integrated Device Technology, Inc.*	206	4,038
Medidata Solutions, Inc.*	83	3,963
Synaptics, Inc.*	56	3,855
CommVault Systems, Inc.*	73	3,773
Dealertrack Technologies, Inc.*	83	3,677
Take-Two Interactive Software, Inc.*	129	3,616
Fair Isaac Corp.	50	3,616
ACI Worldwide, Inc.*	175	3,530
Cypress Semiconductor Corp.	243	3,470
SYNNEX Corp.	44	3,439
Mentor Graphics Corp.	149	3,266
Fairchild Semiconductor International, Inc. — Class A*	193	3,258
Silicon Laboratories, Inc.*	67	3,191
Spansion, Inc. — Class A*	93	3,182
Convergys Corp.	156	3,178
CACI International, Inc. — Class A*	36	3,102
Electronics for Imaging, Inc.*	72	3,083
Blackbaud, Inc.	71	3,071
MKS Instruments, Inc.	83	3,038
Science Applications International Corp.	61	3,021
Monolithic Power Systems, Inc.	60	2,984
Tessera Technologies, Inc.	82	2,932
Cornerstone OnDemand, Inc.*	82	2,886
Semtech Corp.*	104	2,867
Intersil Corp. — Class A	198	2,865
Entegris, Inc.*	215	2,840
Proofpoint, Inc.*	57	2,749
Demandware, Inc.*	46	2,647
EPAM Systems, Inc.*	55	2,626
Envestnet, Inc.*	52	2,555

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

PMC-Sierra, Inc.*	267	$2,445
Power Integrations, Inc.	47	2,432
Advent Software, Inc.	79	2,421
Acxiom Corp.*	119	2,412
Unisys Corp.*	79	2,329
MicroStrategy, Inc. — Class A*	14	2,274
Cirrus Logic, Inc.*	96	2,263
Synchronoss Technologies, Inc.*	54	2,260
iGATE Corp.*	57	2,250
OmniVision Technologies, Inc.*	86	2,236
Ambarella, Inc.*	44	2,232
Cray, Inc.*	63	2,171
Veeco Instruments, Inc.*	62	2,163
Syntel, Inc.*	48	2,159
Progress Software Corp.*	79	2,135
FleetMatics Group plc*	58	2,058
NetScout Systems, Inc.*	56	2,046
Rambus, Inc.*	175	1,941
MedAssets, Inc.*	94	1,857
Omnicell, Inc.*	56	1,855
Super Micro Computer, Inc.*	53	1,849
QLogic Corp.*	134	1,785
Constant Contact, Inc.*	48	1,762
Monotype Imaging Holdings, Inc.	61	1,759
RealPage, Inc.*	80	1,757
InvenSense, Inc. — Class A*	108	1,756
Cabot Microelectronics Corp.*	37	1,751
MTS Systems Corp.	23	1,726
Imperva, Inc.*	34	1,681
Infoblox, Inc.*	83	1,677
Virtusa Corp.*	40	1,667
Insight Enterprises, Inc.*	63	1,631
Diodes, Inc.*	56	1,544
Bottomline Technologies de, Inc.*	61	1,542
ExlService Holdings, Inc.*	50	1,436
Sykes Enterprises, Inc.*	61	1,432
SPS Commerce, Inc.*	25	1,416
CSG Systems International, Inc.	53	1,329
Brooks Automation, Inc.	103	1,313
BroadSoft, Inc.*	44	1,277
Lattice Semiconductor Corp.*	181	1,247
Interactive Intelligence Group, Inc.*	26	1,245
Digital River, Inc.*	50	1,237
Quality Systems, Inc.	77	1,200
LivePerson, Inc.*	84	1,184
Qualys, Inc.*	31	1,170
Actua Corp.*	63	1,164
Engility Holdings, Inc.*	27	1,156
Pegasystems, Inc.	55	1,142
Callidus Software, Inc.*	69	1,127
ManTech International Corp. — Class A	37	1,119
AVG Technologies N.V.*	54	1,066
Computer Programs & Systems, Inc.	17	1,033
Micrel, Inc.	69	1,002
PROS Holdings, Inc.*	36	989
Amkor Technology, Inc.*	132	937
Inphi Corp.*	48	887
inContact, Inc.*	94	826
Epiq Systems, Inc.	48	820
Kofax Ltd.*	114	801
Ebix, Inc.	47	799
Ultratech, Inc.*	43	798
Photronics, Inc.*	95	789
Applied Micro Circuits Corp.*	120	782
Tangoe, Inc.*	60	782
Cvent, Inc.*	28	780
Integrated Silicon Solution, Inc.	47	779
Xcerra Corp.*	82	751
FormFactor, Inc.*	86	740
RealD, Inc.*	62	732
Mercury Systems, Inc.*	51	710
PDF Solutions, Inc.*	47	698
Silicon Image, Inc.*	121	668
TeleTech Holdings, Inc.*	27	639
Nanometrics, Inc.*	37	622
Exar Corp.*	61	622
Emulex Corp.*	109	618
SciQuest, Inc.*	42	607
Silicon Graphics International Corp.*	53	603
Quantum Corp.*	338	595
Violin Memory, Inc.*	124	594
Eastman Kodak Co.*	27	586
CEVA, Inc.*	32	580
Glu Mobile, Inc.*	139	542
Rudolph Technologies, Inc.*	51	522
KEYW Holding Corp.*	50	519
IXYS Corp.	38	479
Actuate Corp.*	71	469
Cohu, Inc.	39	464
Luxoft Holding, Inc.*	12	462
Pericom Semiconductor Corp.*	34	460
Silver Spring Networks, Inc.*	54	455
Axcelis Technologies, Inc.*	171	438
Rally Software Development Corp.*	38	432
Barracuda Networks, Inc.*	12	430
Ciber, Inc.*	120	426
InnerWorkings, Inc.*	54	421
Maxwell Technologies, Inc.*	46	420
Ultra Clean Holdings, Inc.*	45	418
Immersion Corp.*	44	417
Dot Hill Systems Corp.*	92	407
Jive Software, Inc.*	66	398
Merge Healthcare, Inc.*	109	388
Datalink Corp.*	30	387
Carbonite, Inc.*	27	385
Nimble Storage, Inc.*	14	385

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

DSP Group, Inc.*	34	$370
Kopin Corp.*	102	369
Vocera Communications, Inc.*	35	365
Entropic Communications, Inc.*	137	347
American Software, Inc. — Class A	38	346
E2open, Inc.*	36	346
Digi International, Inc.*	37	344
Seachange International, Inc.*	51	325
Rosetta Stone, Inc.*	33	322
Vitesse Semiconductor Corp.*	85	321
MaxLinear, Inc. — Class A*	43	319
Model N, Inc.*	30	319
2U, Inc.*	16	315
Cascade Microtech, Inc.*	20	292
Alpha & Omega Semiconductor Ltd.*	33	292
Agilysys, Inc.*	23	290
Sapiens International Corporation N.V.*	38	280
Digimarc Corp.	10	272
QuickLogic Corp.*	85	267
Paycom Software, Inc.*	10	263
Benefitfocus, Inc.*	8	263
Varonis Systems, Inc.*	8	263
Mavenir Systems, Inc.*	18	244
ExOne Co.*	14	235
Castlight Health, Inc. — Class B*	20	234
Computer Task Group, Inc.	23	219
QAD, Inc. — Class A	9	204
Guidance Software, Inc.*	27	196
MobileIron, Inc.*	19	189
Rubicon Technology, Inc.*	40	183
Everyday Health, Inc.*	12	177
OPOWER, Inc.*	12	171
Globant S.A.*	10	156
Amber Road, Inc.*	14	143
Park City Group, Inc.*	15	135
Audience, Inc.*	22	97
A10 Networks, Inc.*	20	87
Five9, Inc.*	19	85
HubSpot, Inc.*	1	34
Total Technology		298,750

COMMUNICATIONS - 3.2%
RF Micro Devices, Inc.*	441	7,317
j2 Global, Inc.	73	4,526
Sapient Corp.*	177	4,404
Time, Inc.	170	4,184
ViaSat, Inc.*	64	4,034
Anixter International, Inc.*	42	3,714
DigitalGlobe, Inc.*	116	3,593
Plantronics, Inc.	66	3,499
Houghton Mifflin Harcourt Co.*	168	3,480
Ciena Corp.*	162	3,145
InterDigital, Inc.	57	3,015
Aruba Networks, Inc.*	165	3,000
Meredith Corp.	55	2,987
Sinclair Broadcast Group, Inc. — Class A	106	2,900
Polycom, Inc.*	213	2,876
New York Times Co. — Class A	213	2,816
Finisar Corp.*	145	2,814
Infinera Corp.*	189	2,782
Trulia, Inc.*	57	2,624
Cogent Communications Holdings, Inc.	72	2,548
comScore, Inc.*	53	2,461
Shutterfly, Inc.*	59	2,459
Nexstar Broadcasting Group, Inc. — Class A	47	2,434
NeuStar, Inc. — Class A*	86	2,390
WebMD Health Corp. — Class A*	60	2,373
Consolidated Communications Holdings, Inc.	78	2,171
West Corp.	59	1,946
ADTRAN, Inc.	87	1,897
NETGEAR, Inc.*	53	1,886
LogMeIn, Inc.*	37	1,826
NIC, Inc.	101	1,817
Shutterstock, Inc.*	23	1,589
Loral Space & Communications, Inc.*	20	1,574
Web.com Group, Inc.*	80	1,519
Sonus Networks, Inc.*	379	1,505
Scholastic Corp.	41	1,493
MDC Partners, Inc. — Class A	65	1,477
Gogo, Inc.*	86	1,422
Media General, Inc.*	84	1,405
Ubiquiti Networks, Inc.	46	1,363
Lands’ End, Inc.*	25	1,349
New Media Investment Group, Inc.	56	1,323
Marketo, Inc.*	40	1,309
Bankrate, Inc.*	103	1,279
VASCO Data Security International, Inc.*	45	1,269
8x8, Inc.*	137	1,255
Iridium Communications, Inc.*	124	1,209
Ruckus Wireless, Inc.*	100	1,202
Globalstar, Inc.*	423	1,163
Shenandoah Telecommunications Co.	37	1,157
EW Scripps Co. — Class A*	48	1,073
Stamps.com, Inc.*	22	1,056
Cincinnati Bell, Inc.*	322	1,027
Vonage Holdings Corp.*	269	1,024
FTD Companies, Inc.*	29	1,010
CalAmp Corp.*	55	1,007
Ixia*	89	1,001
Perficient, Inc.*	53	987
Inteliquent, Inc.	50	982
HealthStream, Inc.*	33	973
Harmonic, Inc.*	136	953
Atlantic Tele-Network, Inc.	14	946
Cumulus Media, Inc. — Class A*	223	943
Blucora, Inc.*	65	900

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Gray Television, Inc.*	76	$851
Endurance International Group Holdings, Inc.*	46	848
Textura Corp.*	29	826
Journal Communications, Inc. — Class A*	69	789
Chegg, Inc.*	114	788
Premiere Global Services, Inc.*	74	786
Global Eagle Entertainment, Inc.*	57	775
Comtech Telecommunications Corp.	24	756
General Communication, Inc. — Class A*	55	756
XO Group, Inc.*	41	747
RigNet, Inc.*	18	739
Intelsat S.A.*	42	729
Intralinks Holdings, Inc.*	61	726
ShoreTel, Inc.*	96	706
EarthLink Holdings Corp.	158	694
ChannelAdvisor Corp.*	32	691
RetailMeNot, Inc.*	47	687
Blue Nile, Inc.*	19	684
Internap Corp.*	84	669
Orbitz Worldwide, Inc.*	80	658
Comverse, Inc.*	35	657
Gigamon, Inc.*	37	656
RingCentral, Inc. — Class A*	43	642
Calix, Inc.*	64	641
Safeguard Scientifics, Inc.*	32	634
Bazaarvoice, Inc.*	77	619
ePlus, Inc.*	8	605
Dice Holdings, Inc.*	60	601
Harte-Hanks, Inc.	76	588
Entravision Communications Corp. — Class A	89	577
Lionbridge Technologies, Inc.*	100	575
Black Box Corp.	24	574
Spok Holdings, Inc.	33	573
World Wrestling Entertainment, Inc. — Class A	46	568
IDT Corp. — Class B	26	528
Daily Journal Corp.*	2	526
Extreme Networks, Inc.*	149	526
GrubHub, Inc.*	14	508
Lumos Networks Corp.	29	488
Entercom Communications Corp. — Class A*	38	462
FairPoint Communications, Inc.*	32	455
Rocket Fuel, Inc.*	28	451
Hawaiian Telcom Holdco, Inc.*	16	441
Wix.com Ltd.*	21	441
Zendesk, Inc.*	18	439
Overstock.com, Inc.*	18	437
EVINE Live, Inc.*	66	435
Angie’s List, Inc.*	67	417
ORBCOMM, Inc.*	63	412
Brightcove, Inc.*	49	381
VirnetX Holding Corp.*	66	362
Central European Media Enterprises Ltd. — Class A*	109	350
Marin Software, Inc.*	41	346
Reis, Inc.	13	340
Coupons.com, Inc.*	19	337
Zix Corp.*	91	328
QuinStreet, Inc.*	53	322
1-800-Flowers.com, Inc. — Class A*	38	313
McClatchy Co. — Class A*	94	312
Liquidity Services, Inc.*	38	310
Lee Enterprises, Inc.*	83	305
KVH Industries, Inc.*	24	304
AH Belo Corp. — Class A	29	301
TechTarget, Inc.*	26	296
Q2 Holdings, Inc.*	15	283
Telenav, Inc.*	42	280
Boingo Wireless, Inc.*	36	276
Alliance Fiber Optic Products, Inc.	19	276
TrueCar, Inc.*	12	275
GTT Communications, Inc.*	20	265
Tessco Technologies, Inc.	9	261
Saga Communications, Inc. — Class A	6	261
Limelight Networks, Inc.*	93	258
Oclaro, Inc.*	144	256
Numerex Corp. — Class A*	23	254
RealNetworks, Inc.*	35	246
Marchex, Inc. — Class B	51	234
TeleCommunication Systems, Inc. — Class A*	74	231
Procera Networks, Inc.*	32	230
Clearfield, Inc.*	18	222
magicJack VocalTec Ltd.*	27	219
Preformed Line Products Co.	4	219
ModusLink Global Solutions, Inc.*	57	214
Sizmek, Inc.*	34	213
Dex Media, Inc.*	23	206
Martha Stewart Living Omnimedia, Inc. — Class A*	46	198
Rubicon Project, Inc.*	12	194
Cinedigm Corp. — Class A*	118	191
Crown Media Holdings, Inc. — Class A*	53	188
Millennial Media, Inc.*	116	186
Townsquare Media, Inc. — Class A*	14	185
Hemisphere Media Group, Inc.*	13	175
Tremor Video, Inc.*	55	158
Covisint Corp.*	58	154
Unwired Planet, Inc.*	151	151
Global Sources Ltd.*	23	146
YuMe, Inc.*	28	141
Travelzoo, Inc.*	11	139
ParkerVision, Inc.*	149	136
Salem Communications Corp. — Class A	17	133
TubeMogul, Inc.*	5	113
NTELOS Holdings Corp.	26	109
Cyan, Inc.*	42	105
Rightside Group Ltd.*	13	87

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Borderfree, Inc.*	9	$81
Demand Media, Inc.*	13	80
Aerohive Networks, Inc.*	15	72
ReachLocal, Inc.*	20	69
Vringo, Inc.*	110	61
Radio One, Inc. — Class D*	36	60
Wayfair, Inc. — Class A*	2	40
Yodlee, Inc.*	1	12
Total Communications		177,493

BASIC MATERIALS - 1.7%
PolyOne Corp.	145	5,497
Axiall Corp.	108	4,586
Sensient Technologies Corp.	76	4,585
KapStone Paper and Packaging Corp.	130	3,810
Minerals Technologies, Inc.	53	3,681
HB Fuller Co.	77	3,429
Chemtura Corp.*	131	3,240
Balchem Corp.	47	3,132
Commercial Metals Co.	181	2,949
Olin Corp.	122	2,778
Stillwater Mining Co.*	185	2,727
Worthington Industries, Inc.	79	2,377
Tronox Ltd. — Class A	95	2,269
US Silica Holdings, Inc.	83	2,131
Clearwater Paper Corp.*	31	2,125
Kaiser Aluminum Corp.	28	2,000
Schweitzer-Mauduit International, Inc.	47	1,988
Innophos Holdings, Inc.	34	1,987
Century Aluminum Co.*	79	1,928
Quaker Chemical Corp.	20	1,841
A. Schulman, Inc.	45	1,824
Resolute Forest Products, Inc.*	101	1,779
Calgon Carbon Corp.*	82	1,704
Globe Specialty Metals, Inc.	98	1,689
PH Glatfelter Co.	66	1,688
Innospec, Inc.	38	1,623
AK Steel Holding Corp.*	271	1,610
Neenah Paper, Inc.	26	1,567
OM Group, Inc.	49	1,460
Hecla Mining Co.	516	1,440
Ferro Corp.*	111	1,439
Horsehead Holding Corp.*	78	1,235
Stepan Co.	30	1,202
Intrepid Potash, Inc.*	86	1,194
Deltic Timber Corp.	17	1,163
Materion Corp.	32	1,127
Kraton Performance Polymers, Inc.*	51	1,060
Aceto Corp.	44	955
Schnitzer Steel Industries, Inc. — Class A	41	925
Koppers Holdings, Inc.	32	831
Coeur Mining, Inc.*	160	818
Wausau Paper Corp.	65	739
Hawkins, Inc.	16	693
OMNOVA Solutions, Inc.*	73	594
Landec Corp.*	41	566
Zep, Inc.	35	530
American Vanguard Corp.	44	511
Rentech, Inc.*	351	442
Kronos Worldwide, Inc.	32	417
Orchids Paper Products Co.	12	349
Ring Energy, Inc.*	31	326
KMG Chemicals, Inc.	15	300
Universal Stainless & Alloy Products, Inc.*	11	277
Oil-Dri Corporation of America	8	261
Molycorp, Inc.*	281	247
Noranda Aluminum Holding Corp.	68	239
United States Lime & Minerals, Inc.	3	219
Shiloh Industries, Inc.*	13	204
Gold Resource Corp.	58	196
Ryerson Holding Corp.*	17	169
Allied Nevada Gold Corp.*	150	131
Total Basic Materials		94,803

UTILITIES - 1.7%
Dynegy, Inc.*	189	5,736
IDACORP, Inc.	78	5,164
Cleco Corp.	93	5,072
Piedmont Natural Gas Company, Inc.	120	4,729
Portland General Electric Co.	121	4,577
Southwest Gas Corp.	72	4,450
WGL Holdings, Inc.	80	4,370
New Jersey Resources Corp.	65	3,978
UIL Holdings Corp.	87	3,788
Black Hills Corp.	69	3,660
PNM Resources, Inc.	123	3,644
ALLETE, Inc.	64	3,529
Laclede Group, Inc.	66	3,511
ONE Gas, Inc.	80	3,298
Avista Corp.	93	3,288
NorthWestern Corp.	56	3,168
South Jersey Industries, Inc.	51	3,005
El Paso Electric Co.	62	2,484
MGE Energy, Inc.	53	2,417
American States Water Co.	60	2,259
Northwest Natural Gas Co.	42	2,096
Empire District Electric Co.	67	1,993
California Water Service Group	74	1,821
NRG Yield, Inc. — Class A	37	1,744
Otter Tail Corp.	56	1,734
Abengoa Yield plc	44	1,202
Chesapeake Utilities Corp.	22	1,093
SJW Corp.	24	771
Unitil Corp.	21	770
Ormat Technologies, Inc.	27	734
PICO Holdings, Inc.*	35	660
EnerNOC, Inc.*	42	649
Connecticut Water Service, Inc.	17	617

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Middlesex Water Co.	25	$577
Atlantic Power Corp.	186	504
York Water Co.	20	464
Artesian Resources Corp. — Class A	12	271
Ameresco, Inc. — Class A*	31	217
Spark Energy, Inc. — Class A	5	70
Total Utilities		94,114

ENERGY - 1.7%
SemGroup Corp. — Class A	66	4,514
Diamondback Energy, Inc.*	65	3,886
Bristow Group, Inc.	55	3,619
Helix Energy Solutions Group, Inc.*	163	3,537
Western Refining, Inc.	82	3,098
Exterran Holdings, Inc.	90	2,932
Carrizo Oil & Gas, Inc.*	70	2,912
Delek US Holdings, Inc.	91	2,482
Matador Resources Co.*	113	2,286
PDC Energy, Inc.*	55	2,270
SEACOR Holdings, Inc.*	29	2,140
Rosetta Resources, Inc.*	95	2,119
SunCoke Energy, Inc.	102	1,973
Forum Energy Technologies, Inc.*	92	1,907
Flotek Industries, Inc.*	83	1,555
Pattern Energy Group, Inc.	61	1,503
Stone Energy Corp.*	87	1,469
Green Plains, Inc.	58	1,437
Primoris Services Corp.	59	1,371
Parsley Energy, Inc. — Class A*	82	1,309
Synergy Resources Corp.*	103	1,292
Newpark Resources, Inc.*	131	1,250
Bonanza Creek Energy, Inc.*	51	1,224
CARBO Ceramics, Inc.	30	1,202
Thermon Group Holdings, Inc.*	49	1,185
TerraForm Power, Inc. — Class A	36	1,112
McDermott International, Inc.*	366	1,065
Gulfmark Offshore, Inc. — Class A	42	1,026
Magnum Hunter Resources Corp.*	306	961
C&J Energy Services, Inc.*	71	938
Matrix Service Co.*	41	915
RSP Permian, Inc.*	36	905
Bill Barrett Corp.*	77	877
Cloud Peak Energy, Inc.*	94	863
TETRA Technologies, Inc.*	122	815
Contango Oil & Gas Co.*	27	789
Plug Power, Inc.*	258	774
Westmoreland Coal Co.*	23	764
Sanchez Energy Corp.*	79	734
Halcon Resources Corp.*	402	716
PHI, Inc.*	19	711
Tesco Corp.	53	679
Penn Virginia Corp.*	101	675
REX American Resources Corp.*	10	620
Arch Coal, Inc.	327	582
Clayton Williams Energy, Inc.*	9	574
Parker Drilling Co.*	187	574
Alpha Natural Resources, Inc.*	341	569
FuelCell Energy, Inc.*	361	556
ION Geophysical Corp.*	199	547
Clean Energy Fuels Corp.*	108	539
Pioneer Energy Services Corp.*	97	537
Northern Oil and Gas, Inc.*	94	531
Geospace Technologies Corp.*	20	530
Renewable Energy Group, Inc.*	53	515
Panhandle Oil and Gas, Inc. — Class A	22	512
EXCO Resources, Inc.	234	508
Alon USA Energy, Inc.	40	506
Comstock Resources, Inc.	74	504
Triangle Petroleum Corp.*	104	497
Energy XXI Ltd.	144	469
Callon Petroleum Co.*	84	458
FutureFuel Corp.	34	443
Trecora Resources*	30	441
Natural Gas Services Group, Inc.*	19	438
Gulf Island Fabrication, Inc.	22	427
Abraxas Petroleum Corp.*	142	417
Enphase Energy, Inc.*	28	400
W&T Offshore, Inc.	54	396
Approach Resources, Inc.*	61	390
Willbros Group, Inc.*	62	389
Pacific Ethanol, Inc.*	37	382
Rex Energy Corp.*	74	377
VAALCO Energy, Inc.*	77	351
Basic Energy Services, Inc.*	49	343
Key Energy Services, Inc.*	202	337
PetroQuest Energy, Inc.*	90	337
Eclipse Resources Corp.*	47	330
Solazyme, Inc.*	117	302
Swift Energy Co.*	68	275
Gastar Exploration, Inc.*	107	258
Hercules Offshore, Inc.*	248	248
Goodrich Petroleum Corp.*	53	235
Evolution Petroleum Corp.	30	223
Apco Oil and Gas International, Inc.*	14	196
Jones Energy, Inc. — Class A*	17	194
TransAtlantic Petroleum Ltd.*	35	189
Warren Resources, Inc.*	114	184
North Atlantic Drilling Ltd.	110	179
Hallador Energy Co.	16	176
Resolute Energy Corp.*	120	158
Vantage Drilling Co.*	317	155
Adams Resources & Energy, Inc.	3	150
Dawson Geophysical Co.	12	147
Isramco, Inc.*	1	138
Walter Energy, Inc.	98	135
FX Energy, Inc.*	83	129
Nuverra Environmental Solutions, Inc.*	23	128

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Mitcham Industries, Inc.*	20	$119
Harvest Natural Resources, Inc.*	65	118
Emerald Oil, Inc.*	88	106
Amyris, Inc.*	42	87
Midstates Petroleum Company, Inc.*	57	86
Vertex Energy, Inc.*	20	84
Independence Contract Drilling, Inc.*	16	84
Glori Energy, Inc.*	19	79
Miller Energy Resources, Inc.*	46	58
BPZ Resources, Inc.*	183	53
Profire Energy, Inc.*	23	52
Quicksilver Resources, Inc.*	194	38
Vivint Solar, Inc.*	4	37
FMSA Holdings, Inc.*	5	35
American Eagle Energy Corp.*	47	29
Total Energy		90,981

DIVERSIFIED - 0.1%
Harbinger Group, Inc.*	128	1,812
Horizon Pharma plc*	100	1,289
National Bank Holdings Corp. — Class A	57	1,107
FCB Financial Holdings, Inc. — Class A*	13	320
Resource America, Inc. — Class A	19	172
Tiptree Financial, Inc. — Class A*	12	97
Total Diversified		4,797

GOVERNMENT - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	46	1,385

Total Common Stocks
(Cost $2,215,043)		2,695,477

WARRANTS†† - 0.0%
Tejon Ranch Co.
$10.50, 08/31/16†,*	4	7
Imperial Holdings, Inc.
$10.75, 10/06/19*	1	—
Magnum Hunter Resources Corp.
$8.50, 04/15/16*	25	—
Total Warrants
(Cost $19)		7

RIGHTS††† - 0.0%
Leap Wireless International
Expires 03/17/15*	78	197
Furiex Pharmaceuticals, Inc.
Expires 07/03/17*	7	68
Omthera Pharmaceuticals, Inc.
Expires 12/31/20*	10	6
Cubist Pharmaceuticals, Inc.
Expires 12/31/16†,*	72	3
Total Rights
(Cost $218)		274

MUTUAL FUNDS†,1 - 12.7%
Guggenheim Strategy Fund I	28,286	702,621
Total Mutual Funds
(Cost $703,751)		702,621

	Face Amount

REPURCHASE AGREEMENTS††,2 - 35.7%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	$657,495	657,495
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	657,495	657,495
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	657,495	657,495
Total Repurchase Agreements
(Cost $1,972,485)		1,972,485

Total Investments - 97.2%
(Cost $4,891,516)		$5,370,864
Other Assets & Liabilities, net - 2.8%		157,204
Total Net Assets - 100.0%		$5,528,068

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
RUSSELL 2000® 2x STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $600,650)	5	$16,819

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2015 Russell 2000 Index Swap, Terminating 01/29/153 (Notional Value $1,821,734)	1,512	$(14,839)
Goldman Sachs International January 2015 Russell 2000 Index Swap, Terminating 01/27/153 (Notional Value $3,090,692)	2,566	(25,331)
Barclays Bank plc January 2015 Russell 2000 Index Swap, Terminating 01/31/153 (Notional Value $2,751,040)	2,284	(32,430)
(Total Notional Value $7,663,466)		$(72,600)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs, unless otherwise noted — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
3	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT— Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $2,919,031)	$3,398,379
Repurchase agreements, at value (cost $1,972,485)	1,972,485
Total investments (cost $4,891,516)	5,370,864
Foreign currency, at value (cost $2)	2
Segregated cash with broker	1,215,736
Receivables:
Fund shares sold	16,021
Dividends	2,968
Total assets	6,605,591

Liabilities:
Unrealized depreciation on swap agreements	72,600
Payable for:
Securities purchased	969,358
Swap settlement	13,916
Fund shares redeemed	6,614
Variation margin	4,550
Management fees	3,009
Transfer agent and administrative fees	836
Investor service fees	836
Portfolio accounting fees	334
Miscellaneous	5,470
Total liabilities	1,077,523
Net assets	$5,528,068

Net assets consist of:
Paid in capital	$4,973,114
Accumulated net investment loss	(971)
Accumulated net realized gain on investments	132,358
Net unrealized appreciation on investments	423,567
Net assets	$5,528,068
Capital shares outstanding	30,707
Net asset value per share	$180.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $16)	$22,946
Interest	130
Income from securities lending, net	8
Total investment income	23,084

Expenses:
Management fees	29,571
Transfer agent and administrative fees	8,214
Investor service fees	8,214
Portfolio accounting fees	3,286
Custodian fees	385
Trustees’ fees*	318
Line of credit interest expense	165
Miscellaneous	7,974
Total expenses	58,127
Net investment loss	(35,043)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	760,220
Swap agreements	45,888
Futures contracts	6,791
Net realized gain	812,899
Net change in unrealized appreciation (depreciation) on:
Investments	(638,529)
Swap agreements	(79,808)
Futures contracts	13,361
Net change in unrealized appreciation (depreciation)	(704,976)
Net realized and unrealized gain	107,923
Net increase in net assets resulting from operations	$72,880

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(35,043)	$(37,760)
Net realized gain on investments	812,899	1,842,349
Net change in unrealized appreciation (depreciation) on investments	(704,976)	476,520
Net increase in net assets resulting from operations	72,880	2,281,109

Distributions to shareholders from:
Net realized gains	(1,273,806)	—
Total distributions to shareholders	(1,273,806)	—

Capital share transactions:
Proceeds from sale of shares	23,047,718	19,955,763
Distributions reinvested	1,273,806	—
Cost of shares redeemed	(22,788,965)	(20,195,945)
Net increase (decrease) from capital share transactions	1,532,559	(240,182)
Net increase in net assets	331,633	2,040,927

Net assets:
Beginning of year	5,196,435	3,155,508
End of year	$5,528,068	$5,196,435
Accumulated net investment loss at end of year	$(971)	$(579)

Capital share activity:
Shares sold	97,165	104,190
Shares issued from reinvestment of distributions	7,421	—
Shares redeemed	(93,654)	(106,715)
Net increase (decrease) in shares	10,932	(2,525)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$262.78	$141.50	$109.53	$148.42	$100.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.53)	(1.63)	(.96)	(2.04)	(1.25)
Net gain (loss) on investments (realized and unrealized)	11.64	122.91	32.93	(26.77)	49.60
Total from investment operations	9.11	121.28	31.97	(28.81)	48.35
Less distributions from:
Net realized gains	(91.86)	—	—	(10.08)	—
Total distributions	(91.86)	—	—	(10.08)	—
Net asset value, end of period	$180.03	$262.78	$141.50	$109.53	$148.42

Total Return[b]	5.17%	85.72%	29.19%	(19.38%)	48.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,528	$5,196	$3,156	$6,578	$5,074
Ratios to average net assets:
Net investment income (loss)	(1.07%)	(0.86%)	(0.76%)	(1.50%)	(1.11%)
Total expenses[c]	1.77%	1.75%	1.77%	1.82%	1.74%
Portfolio turnover rate	360%	80%	325%	15%	100%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund returned 4.29%, while the Russell 2000 Index returned 4.89% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Health Care and Financials. The sectors detracting most from return were Energy and Materials.

InterMune, Inc., RE Micro Devices, Inc. and TriQuint Semiconductor, Inc. were the largest contributors to performance of the underlying index for the year. Energy XXI Ltd., Civeo Corp. and Chart Industries, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	22.2%
Isis Pharmaceuticals, Inc.	0.2%
Brunswick Corp.	0.1%
RF Micro Devices, Inc.	0.1%
TriQuint Semiconductor, Inc.	0.1%
Office Depot, Inc.	0.1%
Graphic Packaging Holding Co.	0.1%
Puma Biotechnology, Inc.	0.1%
RLJ Lodging Trust	0.1%
Ultimate Software Group, Inc.	0.1%
Top Ten Total	23.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	4.29%	19.57%	6.38%
Russell 2000 Index	4.89%	15.55%	7.77%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

100 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 52.6%

FINANCIAL - 12.8%
RLJ Lodging Trust	432	$14,484
LaSalle Hotel Properties	337	13,638
Investors Bancorp, Inc.	1,183	13,278
Highwoods Properties, Inc.	297	13,151
CNO Financial Group, Inc.	746	12,845
Prosperity Bancshares, Inc.	231	12,787
First American Financial Corp.	353	11,968
CubeSmart	536	11,830
Sunstone Hotel Investors, Inc.	678	11,194
Stifel Financial Corp.*	217	11,072
EPR Properties	189	10,892
Radian Group, Inc.	631	10,549
Strategic Hotels & Resorts, Inc.*	797	10,544
MGIC Investment Corp.*	1,118	10,420
FirstMerit Corp.	546	10,313
Bank of the Ozarks, Inc.	264	10,010
Pebblebrook Hotel Trust	219	9,993
Primerica, Inc.	181	9,820
DCT Industrial Trust, Inc.	272	9,699
Webster Financial Corp.	298	9,693
Geo Group, Inc.	240	9,686
DiamondRock Hospitality Co.	647	9,621
PRA Group, Inc.*	166	9,616
Sun Communities, Inc.	159	9,613
Sovran Self Storage, Inc.	109	9,507
Umpqua Holdings Corp.	551	9,372
MarketAxess Holdings, Inc.	125	8,964
Healthcare Realty Trust, Inc.	317	8,660
United Bankshares, Inc.	229	8,575
Colony Financial, Inc.	354	8,432
Hancock Holding Co.	272	8,349
Susquehanna Bancshares, Inc.	620	8,326
Cousins Properties, Inc.	726	8,292
Janus Capital Group, Inc.	494	7,969
PrivateBancorp, Inc. — Class A	237	7,915
Medical Properties Trust, Inc.	570	7,855
FNB Corp.	574	7,646
Ryman Hospitality Properties, Inc.	144	7,595
Texas Capital Bancshares, Inc.*	139	7,552
WageWorks, Inc.*	116	7,490
First Industrial Realty Trust, Inc.	364	7,484
Lexington Realty Trust	679	7,455
National Health Investors, Inc.	106	7,416
Washington Federal, Inc.	334	7,398
Valley National Bancorp	749	7,273
MB Financial, Inc.	220	7,229
Wintrust Financial Corp.	154	7,201
American Equity Investment Life Holding Co.	246	7,181
BancorpSouth, Inc.	317	7,136
UMB Financial Corp.	125	7,111
RLI Corp.	142	7,015
DuPont Fabros Technology, Inc.	211	7,014
Western Alliance Bancorporation*	250	6,950
Glacier Bancorp, Inc.	247	6,859
Chesapeake Lodging Trust	182	6,772
Cathay General Bancorp	264	6,756
Blackhawk Network Holdings, Inc.*	174	6,751
IBERIABANK Corp.	104	6,744
American Realty Capital Healthcare Trust, Inc.	560	6,664
EastGroup Properties, Inc.	104	6,585
Glimcher Realty Trust	479	6,582
First Financial Bankshares, Inc.	212	6,335
Alexander & Baldwin, Inc.	161	6,321
First Citizens BancShares, Inc. — Class A	25	6,320
Chambers Street Properties	783	6,311
Invesco Mortgage Capital, Inc.	407	6,292
Financial Engines, Inc.	170	6,214
Washington Real Estate Investment Trust	221	6,113
Capitol Federal Financial, Inc.	473	6,045
Kennedy-Wilson Holdings, Inc.	238	6,021
Platinum Underwriters Holdings Ltd.	82	6,021
New Residential Investment Corp.	466	5,951
Acadia Realty Trust	185	5,926
Hatteras Financial Corp.	319	5,879
Old National Bancorp	389	5,788
Symetra Financial Corp.	250	5,763
Evercore Partners, Inc. — Class A	110	5,761
Home BancShares, Inc.	179	5,757
EverBank Financial Corp.	301	5,737
New York REIT, Inc.	536	5,676
Education Realty Trust, Inc.	154	5,635
Potlatch Corp.	134	5,611
CVB Financial Corp.	350	5,607
Mack-Cali Realty Corp.	293	5,585
AmTrust Financial Services, Inc.	99	5,569
WisdomTree Investments, Inc.	355	5,565
Kemper Corp.	154	5,561
Trustmark Corp.	223	5,472
Hudson Pacific Properties, Inc.	182	5,471
Sabra Health Care REIT, Inc.	179	5,436
Redwood Trust, Inc.	275	5,418
South State Corp.	80	5,366
Pennsylvania Real Estate Investment Trust	228	5,349
Empire State Realty Trust, Inc. — Class A	302	5,309
BGC Partners, Inc. — Class A	576	5,270
Government Properties Income Trust	226	5,200
PennyMac Mortgage Investment Trust	245	5,167
Equity One, Inc.	203	5,148
Community Bank System, Inc.	135	5,148
PS Business Parks, Inc.	64	5,091
Selective Insurance Group, Inc.	186	5,054
Retail Opportunity Investments Corp.	298	5,003
Montpelier Re Holdings Ltd.	139	4,979
LTC Properties, Inc.	115	4,965

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Argo Group International Holdings Ltd.	87	$4,826
Parkway Properties, Inc.	261	4,800
Ramco-Gershenson Properties Trust	256	4,797
International Bancshares Corp.	180	4,777
American Assets Trust, Inc.	119	4,737
Columbia Banking System, Inc.	170	4,694
Pinnacle Financial Partners, Inc.	118	4,666
CYS Investments, Inc.	535	4,665
Hersha Hospitality Trust	663	4,661
STAG Industrial, Inc.	188	4,606
Home Loan Servicing Solutions Ltd.	235	4,587
Aircastle Ltd.	214	4,573
Horace Mann Educators Corp.	135	4,479
Hilltop Holdings, Inc.*	224	4,469
FelCor Lodging Trust, Inc.	410	4,436
Associated Estates Realty Corp.	191	4,433
ARMOUR Residential REIT, Inc.	1,179	4,339
National Penn Bancshares, Inc.	409	4,305
Enstar Group Ltd.*	28	4,281
Westamerica Bancorporation	87	4,265
First Midwest Bancorp, Inc.	249	4,260
Greenhill & Company, Inc.	94	4,098
Sterling Bancorp	277	3,983
Virtus Investment Partners, Inc.	23	3,921
HFF, Inc. — Class A	109	3,915
Northwest Bancshares, Inc.	312	3,909
Capstead Mortgage Corp.	316	3,880
St. Joe Co.*	209	3,844
iStar Financial, Inc.*	281	3,836
Astoria Financial Corp.	286	3,821
NBT Bancorp, Inc.	145	3,809
BBCN Bancorp, Inc.	263	3,782
Encore Capital Group, Inc.*	85	3,774
Ellie Mae, Inc.*	93	3,750
Park National Corp.	42	3,716
Union Bankshares Corp.	153	3,684
Altisource Residential Corp.	189	3,667
BofI Holding, Inc.*	47	3,657
Ambac Financial Group, Inc.*	149	3,651
Franklin Street Properties Corp.	297	3,644
Provident Financial Services, Inc.	200	3,612
Boston Private Financial Holdings, Inc.	265	3,570
First Financial Bancorp	191	3,551
Credit Acceptance Corp.*	26	3,546
Summit Hotel Properties, Inc.	283	3,521
Essent Group Ltd.*	134	3,445
Starwood Waypoint Residential Trust	129	3,402
Independent Bank Corp.	79	3,382
Chemical Financial Corp.	108	3,309
Chatham Lodging Trust	111	3,216
Nelnet, Inc. — Class A	69	3,197
American Capital Mortgage Investment Corp.	169	3,184
Gramercy Property Trust, Inc.	459	3,167
Inland Real Estate Corp.	288	3,154
ViewPoint Financial Group, Inc.	132	3,148
United Community Banks, Inc.	166	3,144
Kite Realty Group Trust	109	3,133
Greenlight Capital Re Ltd. — Class A*	94	3,069
Alexander’s, Inc.	7	3,060
WesBanco, Inc.	87	3,028
Investors Real Estate Trust	370	3,023
Renasant Corp.	104	3,009
CyrusOne, Inc.	109	3,003
Select Income REIT	122	2,978
Infinity Property & Casualty Corp.	38	2,936
Springleaf Holdings, Inc.*	81	2,930
S&T Bancorp, Inc.	98	2,921
First Commonwealth Financial Corp.	310	2,858
Piper Jaffray Cos.*	49	2,846
Acacia Research Corp.	166	2,812
Banner Corp.	65	2,796
Safety Insurance Group, Inc.	43	2,752
CoreSite Realty Corp.	70	2,734
Third Point Reinsurance Ltd.*	188	2,724
Tompkins Financial Corp.	49	2,710
First Merchants Corp.	119	2,707
Excel Trust, Inc.	202	2,705
Cohen & Steers, Inc.	64	2,693
Stewart Information Services Corp.	71	2,630
AMERISAFE, Inc.	62	2,626
Eagle Bancorp, Inc.*	73	2,593
Navigators Group, Inc.*	35	2,567
Physicians Realty Trust	154	2,556
Apollo Commercial Real Estate Finance, Inc.	153	2,503
FXCM, Inc. — Class A	151	2,502
United Financial Bancorp, Inc.	174	2,499
Northfield Bancorp, Inc.	168	2,486
OFG Bancorp	149	2,481
Investment Technology Group, Inc.*	119	2,478
Employers Holdings, Inc.	104	2,445
Ashford Hospitality Trust, Inc.	232	2,431
City Holding Co.	52	2,420
First Potomac Realty Trust	195	2,410
Anworth Mortgage Asset Corp.	456	2,394
Capital Senior Living Corp.*	96	2,391
Lakeland Financial Corp.	55	2,391
Rexford Industrial Realty, Inc.	152	2,388
Wilshire Bancorp, Inc.	233	2,360
Brookline Bancorp, Inc.	234	2,347
Oritani Financial Corp.	151	2,325
WSFS Financial Corp.	30	2,307
Southside Bancshares, Inc.	80	2,305
Hanmi Financial Corp.	105	2,290
Rouse Properties, Inc.	123	2,278
TrustCo Bank Corp. NY	312	2,265
New York Mortgage Trust, Inc.	293	2,259

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Terreno Realty Corp.	109	$2,249
Aviv REIT, Inc.	65	2,241
Berkshire Hills Bancorp, Inc.	83	2,213
National General Holdings Corp.	118	2,196
Simmons First National Corp. — Class A	54	2,195
Capital Bank Financial Corp. — Class A*	81	2,171
Sandy Spring Bancorp, Inc.	83	2,165
Resource Capital Corp.	427	2,152
Ameris Bancorp	83	2,128
Maiden Holdings Ltd.	166	2,123
State Bank Financial Corp.	106	2,118
Universal Insurance Holdings, Inc.	103	2,106
Silver Bay Realty Trust Corp.	127	2,103
Cardinal Financial Corp.	106	2,102
RAIT Financial Trust	272	2,086
World Acceptance Corp.*	26	2,066
Walter Investment Management Corp.*	125	2,064
Monmouth Real Estate Investment Corp.	185	2,048
Western Asset Mortgage Capital Corp.	138	2,029
Flushing Financial Corp.	100	2,027
Cass Information Systems, Inc.	38	2,024
United Fire Group, Inc.	68	2,022
First BanCorp*	344	2,019
Arlington Asset Investment Corp. — Class A	74	1,969
Washington Trust Bancorp, Inc.	49	1,969
Universal Health Realty Income Trust	40	1,925
Cedar Realty Trust, Inc.	262	1,923
Community Trust Bancorp, Inc.	52	1,904
Enova International, Inc.*	85	1,892
National Western Life Insurance Co. — Class A	7	1,885
American Residential Properties, Inc.*	107	1,880
GAMCO Investors, Inc. — Class A	21	1,868
FBL Financial Group, Inc. — Class A	32	1,857
Saul Centers, Inc.	32	1,830
Cowen Group, Inc. — Class A*	381	1,829
Trico Bancshares	73	1,803
Forestar Group, Inc.*	116	1,786
Dime Community Bancshares, Inc.	109	1,775
Heritage Financial Corp.	100	1,755
Urstadt Biddle Properties, Inc. — Class A	80	1,750
AG Mortgage Investment Trust, Inc.	94	1,746
KCG Holdings, Inc. — Class A*	149	1,736
AmREIT, Inc.	65	1,725
First NBC Bank Holding Co.*	49	1,725
1st Source Corp.	50	1,716
Apollo Residential Mortgage, Inc.	106	1,672
First Interstate BancSystem, Inc. — Class A	60	1,669
Customers Bancorp, Inc.*	85	1,654
Stock Yards Bancorp, Inc.	49	1,634
Campus Crest Communities, Inc.	214	1,564
CoBiz Financial, Inc.	119	1,562
First Busey Corp.	240	1,562
Caesars Acquisition Co. — Class A*	151	1,557
Altisource Asset Management Corp.*	5	1,551
Getty Realty Corp.	85	1,548
NMI Holdings, Inc. — Class A*	167	1,525
Agree Realty Corp.	49	1,523
BancFirst Corp.	24	1,521
Waterstone Financial, Inc.	114	1,499
Dynex Capital, Inc.	181	1,493
Altisource Portfolio Solutions S.A.*	44	1,487
Westwood Holdings Group, Inc.	24	1,484
Towne Bank/Portsmouth VA	98	1,482
Lakeland Bancorp, Inc.	126	1,474
eHealth, Inc.*	59	1,470
Ashford Hospitality Prime, Inc.	84	1,441
ConnectOne Bancorp, Inc.	75	1,425
MainSource Financial Group, Inc.	68	1,423
Heartland Financial USA, Inc.	52	1,409
Bryn Mawr Bank Corp.	45	1,409
Centerstate Banks, Inc.	118	1,405
Meadowbrook Insurance Group, Inc.	166	1,404
GFI Group, Inc.	253	1,379
QTS Realty Trust, Inc. — Class A	40	1,354
First Financial Corp.	38	1,354
Great Southern Bancorp, Inc.	34	1,349
German American Bancorp, Inc.	44	1,343
Hudson Valley Holding Corp.	49	1,331
Yadkin Financial Corp.*	67	1,317
Phoenix Companies, Inc.*	19	1,309
CareTrust REIT, Inc.	106	1,303
Ladenburg Thalmann Financial Services, Inc.*	329	1,300
HCI Group, Inc.	30	1,297
Enterprise Financial Services Corp.	65	1,282
Blue Hills Bancorp, Inc.*	94	1,277
Diamond Hill Investment Group, Inc.	9	1,242
Peoples Financial Services Corp.	25	1,242
Central Pacific Financial Corp.	57	1,226
Metro Bancorp, Inc.*	47	1,218
OneBeacon Insurance Group Ltd. — Class A	75	1,215
United Insurance Holdings Corp.	55	1,207
First Bancorp	65	1,201
RE/MAX Holdings, Inc. — Class A	35	1,199
Clifton Bancorp, Inc.	88	1,196
Beneficial Mutual Bancorp, Inc.*	97	1,190
Bancorp, Inc.*	109	1,187
Mercantile Bank Corp.	56	1,177
Independent Bank Group, Inc.	30	1,172
Peoples Bancorp, Inc.	45	1,167
Financial Institutions, Inc.	46	1,157
HomeTrust Bancshares, Inc.*	69	1,150
Southwest Bancorp, Inc.	66	1,146
BNC Bancorp	66	1,136
First of Long Island Corp.	40	1,135
NewStar Financial, Inc.*	88	1,126
Whitestone REIT — Class B	74	1,118

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Federated National Holding Co.	46	$1,111
State Auto Financial Corp.	50	1,111
Citizens, Inc.*	146	1,110
Univest Corporation of Pennsylvania	54	1,093
Ares Commercial Real Estate Corp.	95	1,091
First Defiance Financial Corp.	32	1,090
Park Sterling Corp.	148	1,088
Preferred Bank/Los Angeles CA	39	1,088
Walker & Dunlop, Inc.*	61	1,070
Federal Agricultural Mortgage Corp. — Class C	35	1,062
Bank Mutual Corp.	154	1,056
Flagstar Bancorp, Inc.*	67	1,054
Bank of Marin Bancorp	20	1,052
International. FCStone, Inc.*	51	1,049
Banc of California, Inc.	90	1,032
Bridge Bancorp, Inc.	38	1,017
Bank of Kentucky Financial Corp.	21	1,014
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	70	996
Camden National Corp.	25	996
Gladstone Commercial Corp.	58	996
Independent Bank Corp.	76	992
Arrow Financial Corp.	36	990
Pacific Premier Bancorp, Inc.*	57	988
Ladder Capital Corp. — Class A*	50	981
Stonegate Bank	33	977
One Liberty Properties, Inc.	41	970
NewBridge Bancorp*	111	967
Crawford & Co. — Class B	93	956
United Community Financial Corp.	168	902
West Bancorporation, Inc.	53	902
Fidelity & Guaranty Life	37	898
Marcus & Millichap, Inc.*	27	898
First Community Bancshares, Inc.	54	889
CNB Financial Corp.	48	888
Fidelity Southern Corp.	55	886
Seacoast Banking Corporation of Florida*	64	880
First Connecticut Bancorp, Inc.	53	865
Suffolk Bancorp	38	863
HomeStreet, Inc.	49	853
Pacific Continental Corp.	60	851
Citizens & Northern Corp.	41	847
Moelis & Co. — Class A	24	838
Talmer Bancorp, Inc. — Class A	59	828
Republic Bancorp, Inc. — Class A	33	816
Baldwin & Lyons, Inc. — Class B	31	799
ESB Financial Corp.	42	795
Oppenheimer Holdings, Inc. — Class A	34	791
Charter Financial Corp.	69	790
Penns Woods Bancorp, Inc.	16	788
Horizon Bancorp	30	784
Consolidated-Tomoka Land Co.	14	781
Armada Hoffler Properties, Inc.	82	778
Global Indemnity plc — Class A*	27	766
PennyMac Financial Services, Inc. — Class A*	44	761
Calamos Asset Management, Inc. — Class A	57	759
OceanFirst Financial Corp.	44	754
Meridian Bancorp, Inc.*	67	752
TriState Capital Holdings, Inc.*	73	748
Peapack Gladstone Financial Corp.	40	742
BankFinancial Corp.	62	735
CorEnergy Infrastructure Trust, Inc.	111	719
Bridge Capital Holdings*	32	716
CU Bancorp*	33	716
CatchMark Timber Trust, Inc. — Class A	63	713
Guaranty Bancorp	49	708
Sierra Bancorp	40	702
Meta Financial Group, Inc.	20	701
Ames National Corp.	27	700
National Bankshares, Inc.	23	699
Gain Capital Holdings, Inc.	77	695
National Interstate Corp.	23	685
Franklin Financial Corp.*	32	678
SWS Group, Inc.*	97	670
Fox Chase Bancorp, Inc.	40	667
MidWestOne Financial Group, Inc.	23	663
American National Bankshares, Inc.	26	645
FBR & Co.*	26	639
Kearny Financial Corp.*	46	633
Territorial Bancorp, Inc.	29	625
Kansas City Life Insurance Co.	13	624
First Business Financial Services, Inc.	13	623
Manning & Napier, Inc. — Class A	45	622
Heritage Oaks Bancorp	74	621
Atlas Financial Holdings, Inc.*	38	620
Heritage Commerce Corp.	69	609
Enterprise Bancorp, Inc.	24	606
Northrim BanCorp, Inc.	23	604
EMC Insurance Group, Inc.	17	603
UMH Properties, Inc.	63	602
First Bancorp, Inc.	32	579
Marlin Business Services Corp.	28	575
Hallmark Financial Services, Inc.*	47	568
Square 1 Financial, Inc. — Class A*	23	568
Stonegate Mortgage Corp.*	47	562
First Financial Northwest, Inc.	46	554
Regional Management Corp.*	35	553
Capital City Bank Group, Inc.	35	544
Sun Bancorp, Inc.*	28	543
Cascade Bancorp*	103	535
Owens Realty Mortgage, Inc.	36	527
Merchants Bancshares, Inc.	17	521
Consumer Portfolio Services, Inc.*	70	515
Nicholas Financial, Inc.*	34	507
MidSouth Bancorp, Inc.	28	486
Opus Bank*	17	482

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Century Bancorp, Inc. — Class A	12	$481
Macatawa Bank Corp.	87	473
Higher One Holdings, Inc.*	112	472
Trade Street Residential, Inc.	61	469
Heritage Insurance Holdings, Inc.*	23	447
Old Line Bancshares, Inc.	28	443
CommunityOne Bancorp*	38	435
Donegal Group, Inc. — Class A	27	431
BBX Capital Corp. — Class A*	26	428
JG Wentworth Co. — Class A*	39	416
Republic First Bancorp, Inc.*	102	383
RCS Capital Corp. — Class A	31	379
Pzena Investment Management, Inc. — Class A	38	359
Independence Holding Co.	25	349
STORE Capital Corp.	16	346
Silvercrest Asset Management Group, Inc. — Class A	19	297
Palmetto Bancshares, Inc.	15	251
Great Western Bancorp, Inc.*	9	205
C1 Financial, Inc.*	11	201
ServisFirst Bancshares, Inc.	6	198
OM Asset Management plc*	12	195
Trupanion, Inc.*	28	194
Green Bancorp, Inc.*	16	193
Hampton Roads Bankshares, Inc.*	113	190
Ashford, Inc.*	2	188
CIFC Corp.	20	165
State National Companies, Inc.	13	156
Anchor BanCorp Wisconsin, Inc.*	3	103
Triumph Bancorp, Inc.*	4	54
Medley Management, Inc. — Class A	3	44
Fifth Street Asset Management, Inc.*	3	42
Total Financial		1,405,582

CONSUMER, NON-CYCLICAL - 11.1%
Isis Pharmaceuticals, Inc.*	388	23,956
Puma Biotechnology, Inc.*	77	14,575
DexCom, Inc.*	248	13,651
Team Health Holdings, Inc.*	233	13,403
Darling Ingredients, Inc.*	732	13,294
STERIS Corp.	196	12,711
United Natural Foods, Inc.*	164	12,681
WEX, Inc.*	128	12,662
NPS Pharmaceuticals, Inc.*	351	12,556
Cepheid*	231	12,507
West Pharmaceutical Services, Inc.	234	12,459
WellCare Health Plans, Inc.*	145	11,898
TreeHouse Foods, Inc.*	139	11,889
HealthSouth Corp.	291	11,193
Avanir Pharmaceuticals, Inc. — Class A*	637	10,796
Pacira Pharmaceuticals, Inc.*	118	10,461
PAREXEL International Corp.*	188	10,444
Deluxe Corp.	166	10,334
Euronet Worldwide, Inc.*	169	9,278
Sotheby’s	202	8,722
Acadia Healthcare Company, Inc.*	142	8,692
Insulet Corp.*	183	8,429
ACADIA Pharmaceuticals, Inc.*	261	8,288
Corporate Executive Board Co.	112	8,123
Boston Beer Company, Inc. — Class A*	28	8,107
Amsurg Corp. — Class A*	140	7,662
Exact Sciences Corp.*	274	7,519
Receptos, Inc.*	61	7,473
Akorn, Inc.*	206	7,456
Impax Laboratories, Inc.*	232	7,350
Owens & Minor, Inc.	209	7,338
NuVasive, Inc.*	154	7,263
Healthcare Services Group, Inc.	233	7,207
Grand Canyon Education, Inc.*	154	7,186
Bluebird Bio, Inc.*	72	6,604
Synageva BioPharma Corp.*	71	6,588
OPKO Health, Inc.*	651	6,503
Nektar Therapeutics*	419	6,495
SUPERVALU, Inc.*	669	6,490
Haemonetics Corp.*	172	6,437
Heartland Payment Systems, Inc.	119	6,420
Sanderson Farms, Inc.	76	6,386
Rent-A-Center, Inc.	175	6,356
Dyax Corp.*	449	6,313
Helen of Troy Ltd.*	95	6,181
Chemed Corp.	58	6,129
Post Holdings, Inc.*	146	6,116
HMS Holdings Corp.*	289	6,109
Thoratec Corp.*	188	6,102
Ironwood Pharmaceuticals, Inc. — Class A*	395	6,051
Monro Muffler Brake, Inc.	104	6,011
Neogen Corp.*	121	6,000
On Assignment, Inc.*	180	5,973
Prestige Brands Holdings, Inc.*	172	5,971
Dean Foods Co.	308	5,969
Medicines Co.*	215	5,949
Advisory Board Co.*	121	5,927
Fresh Market, Inc.*	142	5,850
Air Methods Corp.*	130	5,724
Lancaster Colony Corp.	61	5,712
Auxilium Pharmaceuticals, Inc.*	166	5,708
Cardtronics, Inc.*	147	5,672
Acorda Therapeutics, Inc.*	138	5,640
Neurocrine Biosciences, Inc.*	251	5,607
Magellan Health, Inc.*	91	5,463
Celldex Therapeutics, Inc.*	295	5,384
Molina Healthcare, Inc.*	100	5,353
Huron Consulting Group, Inc.*	78	5,334
J&J Snack Foods Corp.	49	5,330
B&G Foods, Inc.	178	5,322
ABM Industries, Inc.	185	5,300
FTI Consulting, Inc.*	135	5,215

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Globus Medical, Inc. — Class A*	218	$5,182
ABIOMED, Inc.*	132	5,024
Cyberonics, Inc.*	89	4,956
Andersons, Inc.	93	4,942
Agios Pharmaceuticals, Inc.*	44	4,930
LifeLock, Inc.*	266	4,924
PHH Corp.*	204	4,888
Cantel Medical Corp.	112	4,845
Snyder’s-Lance, Inc.	158	4,827
Matthews International Corp. — Class A	99	4,818
EVERTEC, Inc.	217	4,802
Bright Horizons Family Solutions, Inc.*	102	4,795
ExamWorks Group, Inc.*	115	4,783
Spectranetics Corp.*	138	4,772
Vector Group Ltd.	223	4,752
Korn/Ferry International*	165	4,745
Novavax, Inc.*	786	4,661
Clovis Oncology, Inc.*	82	4,592
Masimo Corp.*	172	4,530
Catalent, Inc.*	162	4,517
Integra LifeSciences Holdings Corp.*	83	4,501
Wright Medical Group, Inc.*	165	4,434
Keryx Biopharmaceuticals, Inc.*	302	4,273
WD-40 Co.	50	4,254
Abaxis, Inc.	74	4,205
Seaboard Corp.*	1	4,198
PTC Therapeutics, Inc.*	81	4,193
HeartWare International, Inc.*	56	4,112
PDL BioPharma, Inc.	531	4,094
CONMED Corp.	90	4,046
Greatbatch, Inc.*	82	4,043
Fresh Del Monte Produce, Inc.	120	4,026
Cal-Maine Foods, Inc.	103	4,020
Portola Pharmaceuticals, Inc.*	141	3,993
Tumi Holdings, Inc.*	168	3,987
MannKind Corp.*,1	753	3,927
Achillion Pharmaceuticals, Inc.*	319	3,908
Brink’s Co.	160	3,906
Theravance, Inc.	273	3,863
Natus Medical, Inc.*	106	3,820
Kindred Healthcare, Inc.	208	3,781
Select Medical Holdings Corp.	261	3,758
ARIAD Pharmaceuticals, Inc.*	545	3,744
Ligand Pharmaceuticals, Inc. — Class B*	70	3,725
Merrimack Pharmaceuticals, Inc.*	324	3,661
Lannett Company, Inc.*	85	3,645
NxStage Medical, Inc.*	203	3,640
ICU Medical, Inc.*	44	3,604
MiMedx Group, Inc.*	307	3,540
Anacor Pharmaceuticals, Inc.*	109	3,515
Analogic Corp.	41	3,469
Chimerix, Inc.*	86	3,462
Sangamo BioSciences, Inc.*	225	3,422
Tetraphase Pharmaceuticals, Inc.*	86	3,415
ACCO Brands Corp.*	377	3,397
Universal Corp.	77	3,386
Halozyme Therapeutics, Inc.*	341	3,291
SpartanNash Co.	125	3,268
Intrexon Corp.*	118	3,249
Endologix, Inc.*	212	3,241
AMAG Pharmaceuticals, Inc.*	73	3,111
Depomed, Inc.*	192	3,093
McGrath RentCorp	86	3,084
TrueBlue, Inc.*	137	3,048
Volcano Corp.*	170	3,040
AMN Healthcare Services, Inc.*	154	3,018
Tornier N.V.*	118	3,009
Ensign Group, Inc.	66	2,930
BioCryst Pharmaceuticals, Inc.*	232	2,821
Omeros Corp.*	112	2,775
Capella Education Co.	36	2,771
Cardiovascular Systems, Inc.*	92	2,767
Team, Inc.*	68	2,751
Infinity Pharmaceuticals, Inc.*	161	2,719
Quidel Corp.*	94	2,718
ICF International, Inc.*	66	2,705
Zeltiq Aesthetics, Inc.*	96	2,679
Strayer Education, Inc.*	36	2,674
Amedisys, Inc.*	90	2,642
Emergent Biosolutions, Inc.*	97	2,641
NewLink Genetics Corp.*	66	2,624
IPC Healthcare, Inc.*	57	2,616
Bio-Reference Laboratories, Inc.*	81	2,603
Hanger, Inc.*	117	2,562
Insperity, Inc.	75	2,542
Insmed, Inc.*	164	2,537
Arena Pharmaceuticals, Inc.*	725	2,516
Navigant Consulting, Inc.*	163	2,505
Diamond Foods, Inc.*	88	2,484
Merit Medical Systems, Inc.*	142	2,461
Orexigen Therapeutics, Inc.*,1	405	2,454
Ascent Capital Group, Inc. — Class A*	46	2,435
RPX Corp.*	176	2,425
TESARO, Inc.*	64	2,380
Affymetrix, Inc.*	241	2,378
Kforce, Inc.	97	2,341
Luminex Corp.*	124	2,326
MacroGenics, Inc.*	66	2,315
Weight Watchers International, Inc.*	92	2,285
Multi-Color Corp.	41	2,272
Meridian Bioscience, Inc.	138	2,271
OvaScience, Inc.*	51	2,255
Chiquita Brands International, Inc.*	155	2,241
Boulder Brands, Inc.*	202	2,234
Cambrex Corp.*	101	2,184
Raptor Pharmaceutical Corp.*	207	2,178

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

American Public Education, Inc.*	58	$2,138
National Healthcare Corp.	34	2,137
Green Dot Corp. — Class A*	103	2,110
Resources Connection, Inc.	128	2,106
Acceleron Pharma, Inc.*	54	2,104
Repligen Corp.*	106	2,099
Quad/Graphics, Inc.	91	2,089
Calavo Growers, Inc.	44	2,081
Healthways, Inc.*	104	2,068
Ophthotech Corp.*	46	2,064
Aegerion Pharmaceuticals, Inc.*	98	2,052
PharMerica Corp.*	99	2,050
Cynosure, Inc. — Class A*	74	2,029
KYTHERA Biopharmaceuticals, Inc.*	58	2,011
Gentiva Health Services, Inc.*	104	1,981
Array BioPharma, Inc.*	416	1,968
Triple-S Management Corp. — Class B*	82	1,961
Anika Therapeutics, Inc.*	48	1,956
Sarepta Therapeutics, Inc.*	135	1,953
USANA Health Sciences, Inc.*	19	1,949
Accuray, Inc.*	254	1,918
Momenta Pharmaceuticals, Inc.*	159	1,914
Tootsie Roll Industries, Inc.	62	1,900
GenMark Diagnostics, Inc.*	138	1,878
OraSure Technologies, Inc.*	185	1,876
NutriSystem, Inc.	95	1,857
Elizabeth Arden, Inc.*	86	1,840
Orthofix International N.V.*	61	1,834
Prothena Corporation plc*	88	1,827
Inovio Pharmaceuticals, Inc.*	199	1,827
AtriCure, Inc.*	91	1,816
Viad Corp.	68	1,813
Sagent Pharmaceuticals, Inc.*	72	1,808
LDR Holding Corp.*	55	1,803
Xoom Corp.*	102	1,786
Invacare Corp.	106	1,777
Genomic Health, Inc.*	55	1,758
Cempra, Inc.*	74	1,740
Progenics Pharmaceuticals, Inc.*	230	1,739
ImmunoGen, Inc.*	284	1,732
Enanta Pharmaceuticals, Inc.*	34	1,729
Relypsa, Inc.*	56	1,725
Weis Markets, Inc.	36	1,722
Atrion Corp.	5	1,700
Great Lakes Dredge & Dock Corp.*	198	1,695
Aratana Therapeutics, Inc.*	95	1,693
Geron Corp.*	519	1,687
Karyopharm Therapeutics, Inc.*	45	1,684
XenoPort, Inc.*	192	1,684
US Physical Therapy, Inc.	40	1,678
BioDelivery Sciences International, Inc.*	139	1,671
Ingles Markets, Inc. — Class A	44	1,632
Auspex Pharmaceuticals, Inc.*	31	1,627
TriNet Group, Inc.*	52	1,627
BioScrip, Inc.*	227	1,587
TherapeuticsMD, Inc.*	356	1,584
Medifast, Inc.*	47	1,577
Vanda Pharmaceuticals, Inc.*	109	1,561
AngioDynamics, Inc.*	82	1,559
Global Cash Access Holdings, Inc.*	218	1,559
Kite Pharma, Inc.*	27	1,557
Career Education Corp.*	223	1,552
Kelly Services, Inc. — Class A	91	1,549
Vascular Solutions, Inc.*	57	1,548
Phibro Animal Health Corp. — Class A	49	1,546
Five Prime Therapeutics, Inc.*	57	1,539
Inter Parfums, Inc.	55	1,510
Spectrum Pharmaceuticals, Inc.*	217	1,504
Organovo Holdings, Inc.*	207	1,501
Pacific Biosciences of California, Inc.*	190	1,490
SciClone Pharmaceuticals, Inc.*	170	1,489
Cerus Corp.*	234	1,460
Accelerate Diagnostics, Inc.*	75	1,439
Sequenom, Inc.*	384	1,421
Forrester Research, Inc.	36	1,417
Surgical Care Affiliates, Inc.*	42	1,413
Insys Therapeutics, Inc.*	33	1,391
ARC Document Solutions, Inc.*	136	1,390
Monster Worldwide, Inc.*	300	1,386
Providence Service Corp.*	38	1,385
Heidrick & Struggles International, Inc.	60	1,383
Chefs’ Warehouse, Inc.*	60	1,382
CorVel Corp.*	37	1,377
Central Garden and Pet Co. — Class A*	143	1,366
ZIOPHARM Oncology, Inc.*	269	1,364
K12, Inc.*	114	1,353
Rockwell Medical, Inc.*	131	1,347
Tejon Ranch Co.*	45	1,326
Coca-Cola Bottling Company Consolidated	15	1,320
Immunomedics, Inc.*	274	1,315
Universal American Corp.*	140	1,299
Revlon, Inc. — Class A*	38	1,298
ANI Pharmaceuticals, Inc.*	23	1,297
SP Plus Corp.*	51	1,287
Cross Country Healthcare, Inc.*	103	1,285
LHC Group, Inc.*	41	1,278
Civeo Corp.	310	1,274
Albany Molecular Research, Inc.*	78	1,270
Avalanche Biotechnologies, Inc.*	23	1,242
Arrowhead Research Corp.*	168	1,240
John B Sanfilippo & Son, Inc.	27	1,229
Unilife Corp.*	361	1,209
TG Therapeutics, Inc.*	76	1,204
CBIZ, Inc.*	137	1,173
Ennis, Inc.	87	1,172
Theravance Biopharma, Inc.*	78	1,164

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

STAAR Surgical Co.*	127	$1,157
Carriage Services, Inc. — Class A	53	1,110
Hyperion Therapeutics, Inc.*	45	1,080
ServiceSource International, Inc.*	227	1,062
Landauer, Inc.	31	1,058
CryoLife, Inc.	93	1,054
Pernix Therapeutics Holdings, Inc.*	110	1,033
Foundation Medicine, Inc.*	46	1,022
Aerie Pharmaceuticals, Inc.*	35	1,022
CTI BioPharma Corp.*	431	1,017
SurModics, Inc.*	46	1,017
Tree.com, Inc.*	21	1,015
Radius Health, Inc.*	26	1,012
Ultragenyx Pharmaceutical, Inc.*	23	1,009
Osiris Therapeutics, Inc.*	63	1,007
Intra-Cellular Therapies, Inc.*	57	1,006
CRA International, Inc.*	33	1,001
Antares Pharma, Inc.*	385	989
RTI Surgical, Inc.*	187	972
XOMA Corp.*	270	969
Synergy Pharmaceuticals, Inc.*	309	942
Navidea Biopharmaceuticals, Inc.*	498	941
IGI Laboratories, Inc.*	106	933
Exelixis, Inc.*	644	927
Limoneira Co.	37	924
RadNet, Inc.*	108	922
Cytokinetics, Inc.*	115	921
ZS Pharma, Inc.*	22	915
OncoMed Pharmaceuticals, Inc.*	42	914
Skilled Healthcare Group, Inc. — Class A*	105	900
HealthEquity, Inc.*	35	891
MoneyGram International, Inc.*	97	882
Idera Pharmaceuticals, Inc.*	199	878
BioTelemetry, Inc.*	87	873
National Beverage Corp.*	38	860
CSS Industries, Inc.	31	857
Retrophin, Inc.*	70	857
VIVUS, Inc.*,1	297	855
Senomyx, Inc.*	141	847
Natural Grocers by Vitamin Cottage, Inc.*	30	845
Sucampo Pharmaceuticals, Inc. — Class A*	59	843
CDI Corp.	47	832
Agenus, Inc.*	206	818
Almost Family, Inc.*	28	811
Peregrine Pharmaceuticals, Inc.*	583	810
Supernus Pharmaceuticals, Inc.*	97	805
Otonomy, Inc.*	24	800
Epizyme, Inc.*	42	793
Xencor, Inc.*	49	786
Heron Therapeutics, Inc.*	77	775
Endocyte, Inc.*	123	774
Esperion Therapeutics, Inc.*	19	768
Electro Rent Corp.	54	758
Alder Biopharmaceuticals, Inc.*	26	756
Exactech, Inc.*	32	754
Pendrell Corp.*	542	748
Repros Therapeutics, Inc.*	75	748
ITT Educational Services, Inc.*	77	740
Farmer Bros Co.*	25	736
Paylocity Holding Corp.*	28	731
Seneca Foods Corp. — Class A*	27	730
Hackett Group, Inc.	83	730
Omega Protein Corp.*	69	729
Utah Medical Products, Inc.	12	721
POZEN, Inc.*	90	720
Adeptus Health, Inc. — Class A*	19	711
Zafgen, Inc.*	23	709
Universal Technical Institute, Inc.	72	708
Regulus Therapeutics, Inc.*	44	706
Derma Sciences, Inc.*	75	698
Franklin Covey Co.*	36	697
Sage Therapeutics, Inc.*	19	695
Northwest Biotherapeutics, Inc.*	127	679
Lexicon Pharmaceuticals, Inc.*	735	669
SFX Entertainment, Inc.*	146	661
Performant Financial Corp.*	99	658
Barrett Business Services, Inc.	24	658
Rigel Pharmaceuticals, Inc.*	289	656
Inventure Foods, Inc.*	51	650
Stemline Therapeutics, Inc.*	38	648
Bio-Path Holdings, Inc.*	243	646
BioTime, Inc.*	172	642
Verastem, Inc.*	69	631
Nutraceutical International Corp.*	29	625
Bridgepoint Education, Inc.*	55	623
ChemoCentryx, Inc.*	91	622
Neuralstem, Inc.*	228	620
Immune Design Corp.*	20	616
K2M Group Holdings, Inc.*	29	605
Village Super Market, Inc. — Class A	22	602
Five Star Quality Care, Inc.*	142	589
Galena Biopharma, Inc.*	390	589
Oxford Immunotec Global plc*	43	586
Ohr Pharmaceutical, Inc.*	70	584
Synta Pharmaceuticals Corp.*	215	570
Zogenix, Inc.*	406	556
AcelRx Pharmaceuticals, Inc.*	82	552
Threshold Pharmaceuticals, Inc.*	173	550
Nature’s Sunshine Products, Inc.	36	534
Inogen, Inc.*	17	533
Corcept Therapeutics, Inc.*	177	531
PRGX Global, Inc.*	92	526
Versartis, Inc.*	23	516
Addus HomeCare Corp.*	21	510
Oncothyreon, Inc.*	267	507
CytRx Corp.*	185	507

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Alico, Inc.	10	$500
Enzo Biochem, Inc.*	111	493
Alimera Sciences, Inc.*	87	482
Craft Brew Alliance, Inc.*	36	480
Collectors Universe, Inc.	23	480
Revance Therapeutics, Inc.*	28	474
Vital Therapies, Inc.*	19	474
Liberty Tax, Inc.*	13	465
BioSpecifics Technologies Corp.*	12	463
Ampio Pharmaceuticals, Inc.*	135	463
National Research Corp. — Class A	33	462
Alliance One International, Inc.*	291	460
NanoString Technologies, Inc.*	33	460
Information Services Group, Inc.*	108	456
Ocular Therapeutix, Inc.*	19	447
Mirati Therapeutics, Inc.*	24	444
Sunesis Pharmaceuticals, Inc.*	164	418
Actinium Pharmaceuticals, Inc.*	70	412
Applied Genetic Technologies Corp.*	19	399
T2 Biosystems, Inc.*	20	385
Cenveo, Inc.*	183	384
Hill International, Inc.*	99	380
Amphastar Pharmaceuticals, Inc.*	31	360
Alliance HealthCare Services, Inc.*	17	357
Tandem Diabetes Care, Inc.*	28	356
Intersect ENT, Inc.*	19	352
NanoViricides, Inc.*	129	351
Synutra International, Inc.*	57	347
TriVascular Technologies, Inc.*	25	314
Flexion Therapeutics, Inc.*	15	303
Akebia Therapeutics, Inc.*	26	303
Ardelyx, Inc.*	16	302
Liberator Medical Holdings, Inc.	104	302
Achaogen, Inc.*	23	300
NeoStem, Inc.*	77	290
Female Health Co.	72	282
Lifeway Foods, Inc.*	15	278
TransEnterix, Inc.*	95	276
Kindred Biosciences, Inc.*	35	261
Pain Therapeutics, Inc.*	126	256
22nd Century Group, Inc.*	149	246
Veracyte, Inc.*	22	213
Galectin Therapeutics, Inc.*	60	208
Cellular Dynamics International, Inc.*	32	206
Dicerna Pharmaceuticals, Inc.*	12	198
Fairway Group Holdings Corp.*	61	192
Care.com, Inc.*	22	182
Cara Therapeutics, Inc.*	18	179
Eleven Biotherapeutics, Inc.*	15	178
Marrone Bio Innovations, Inc.*	46	166
Adamas Pharmaceuticals, Inc.*	9	156
Nevro Corp.*	4	155
Loxo Oncology, Inc.*	12	141
Cytori Therapeutics, Inc.*	217	106
Incorporated Research Holdings, Inc. — Class A*	4	103
Civitas Solutions, Inc.*	6	102
Smart & Final Stores, Inc.*	6	94
AAC Holdings, Inc.*	3	93
Genocea Biosciences, Inc.*	13	91
Atara Biotherapeutics, Inc.*	3	80
Roka Bioscience, Inc.*	17	75
Egalet Corp.*	13	74
Dermira, Inc.*	4	72
Corporate Resource Services, Inc.*	58	70
PhotoMedex, Inc.*	43	66
Neff Corp. — Class A*	5	56
Sientra, Inc.*	3	50
Vitae Pharmaceuticals, Inc.*	3	50
Coherus Biosciences, Inc.*	3	49
Regado Biosciences, Inc.*	51	47
Tokai Pharmaceuticals, Inc.*	3	44
Total Consumer, Non-cyclical		1,226,349

CONSUMER, CYCLICAL - 7.1%
Brunswick Corp.	306	15,685
Office Depot, Inc.*	1,766	15,144
JetBlue Airways Corp.*	821	13,022
Watsco, Inc.	116	12,412
Dana Holding Corp.	560	12,174
Casey’s General Stores, Inc.	127	11,471
Tenneco, Inc.*	202	11,435
Buffalo Wild Wings, Inc.*	63	11,363
Vail Resorts, Inc.	120	10,935
Jack in the Box, Inc.	133	10,634
Restoration Hardware Holdings, Inc.*	103	9,889
Wolverine World Wide, Inc.	335	9,872
Pool Corp.	149	9,452
American Eagle Outfitters, Inc.	643	8,924
Cracker Barrel Old Country Store, Inc.	63	8,867
HSN, Inc.	110	8,360
Cheesecake Factory, Inc.	165	8,301
Cooper Tire & Rubber Co.	226	7,831
Texas Roadhouse, Inc. — Class A	231	7,799
Asbury Automotive Group, Inc.*	101	7,668
Life Time Fitness, Inc.*	135	7,644
HNI Corp.	149	7,609
TRI Pointe Homes, Inc.*	484	7,380
Five Below, Inc.*	180	7,350
Group 1 Automotive, Inc.	80	7,170
MWI Veterinary Supply, Inc.*	42	7,136
Skechers U.S.A., Inc. — Class A*	129	7,127
Men’s Wearhouse, Inc.	159	7,020
Allegiant Travel Co. — Class A	46	6,915
Marriott Vacations Worldwide Corp.	89	6,634
Lithia Motors, Inc. — Class A	76	6,588
G-III Apparel Group Ltd.*	64	6,465

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Bloomin’ Brands, Inc.*	256	$6,339
Mobile Mini, Inc.	155	6,279
Steven Madden Ltd.*	193	6,143
Genesco, Inc.*	79	6,053
Lumber Liquidators Holdings, Inc.*	91	6,034
Ryland Group, Inc.	155	5,976
UniFirst Corp.	49	5,951
Herman Miller, Inc.	196	5,768
DineEquity, Inc.	55	5,700
PriceSmart, Inc.	62	5,656
ANN, Inc.*	155	5,654
Papa John’s International, Inc.	101	5,636
Outerwall, Inc.*	73	5,491
United Stationers, Inc.	130	5,481
Fiesta Restaurant Group, Inc.*	89	5,411
Iconix Brand Group, Inc.*	159	5,373
First Cash Financial Services, Inc.*	96	5,343
American Axle & Manufacturing Holdings, Inc.*	224	5,060
Vitamin Shoppe, Inc.*	102	4,956
Steelcase, Inc. — Class A	274	4,918
Sonic Corp.	180	4,901
Meritor, Inc.*	323	4,893
Buckle, Inc.	93	4,884
Select Comfort Corp.*	180	4,865
TiVo, Inc.*	409	4,843
Pier 1 Imports, Inc.	312	4,805
Core-Mark Holding Company, Inc.	76	4,706
G&K Services, Inc. — Class A	66	4,676
Brown Shoe Company, Inc.	145	4,662
La-Z-Boy, Inc.	173	4,643
Meritage Homes Corp.*	129	4,643
KB Home	277	4,584
Beacon Roofing Supply, Inc.*	163	4,531
Burlington Stores, Inc.*	95	4,490
Popeyes Louisiana Kitchen, Inc.*	78	4,389
Pinnacle Entertainment, Inc.*	197	4,384
Dorman Products, Inc.*	89	4,296
Gentherm, Inc.*	117	4,285
Guess?, Inc.	203	4,279
BJ’s Restaurants, Inc.*	85	4,268
Krispy Kreme Doughnuts, Inc.*	216	4,264
Bob Evans Farms, Inc.	82	4,197
Churchill Downs, Inc.	44	4,193
Hibbett Sports, Inc.*	86	4,165
Children’s Place, Inc.	73	4,161
Express, Inc.*	279	4,099
Columbia Sportswear Co.	91	4,053
Belmond Ltd. — Class A*	319	3,946
Finish Line, Inc. — Class A	160	3,890
Hawaiian Holdings, Inc.*	149	3,881
Cato Corp. — Class A	91	3,838
ScanSource, Inc.*	94	3,775
Crocs, Inc.*	298	3,722
Rush Enterprises, Inc. — Class A*	114	3,654
Red Robin Gourmet Burgers, Inc.*	47	3,618
Interface, Inc. — Class A	218	3,590
Penn National Gaming, Inc.*	260	3,570
Sonic Automotive, Inc. — Class A	132	3,569
Standard Pacific Corp.*	478	3,485
Universal Electronics, Inc.*	53	3,446
MDC Holdings, Inc.	129	3,415
iRobot Corp.*	98	3,403
Knoll, Inc.	160	3,387
Boyd Gaming Corp.*	257	3,284
Diamond Resorts International, Inc.*	117	3,264
La Quinta Holdings, Inc.*	147	3,243
Barnes & Noble, Inc.*	136	3,158
Tuesday Morning Corp.*	144	3,125
Denny’s Corp.*	287	2,959
H&E Equipment Services, Inc.	104	2,921
International Speedway Corp. — Class A	92	2,912
Mattress Firm Holding Corp.*	50	2,904
Pantry, Inc.*	78	2,891
National CineMedia, Inc.	201	2,888
Wabash National Corp.*	228	2,818
Interval Leisure Group, Inc.	131	2,737
Caesars Entertainment Corp.*	170	2,667
Zumiez, Inc.*	69	2,665
Oxford Industries, Inc.	48	2,650
Cooper-Standard Holding, Inc.*	45	2,605
Ethan Allen Interiors, Inc.	84	2,601
Standard Motor Products, Inc.	66	2,516
Wesco Aircraft Holdings, Inc.*	174	2,433
Regis Corp.*	145	2,430
Republic Airways Holdings, Inc.*	165	2,407
Rentrak Corp.*	33	2,402
Steiner Leisure Ltd.*	52	2,403
Francesca’s Holdings Corp.*	140	2,338
Cavco Industries, Inc.*	29	2,299
SkyWest, Inc.	169	2,244
Libbey, Inc.*	71	2,232
Stage Stores, Inc.	105	2,174
Modine Manufacturing Co.*	158	2,149
Scientific Games Corp. — Class A*	168	2,139
Fred’s, Inc. — Class A	122	2,124
Cash America International, Inc.	93	2,104
Carmike Cinemas, Inc.*	80	2,102
Biglari Holdings, Inc.*	5	1,998
EZCORP, Inc. — Class A*	170	1,998
Callaway Golf Co.	257	1,979
Winnebago Industries, Inc.	90	1,958
M/I Homes, Inc.*	81	1,860
Del Frisco’s Restaurant Group, Inc.*	78	1,852
Motorcar Parts of America, Inc.*	59	1,834
AMC Entertainment Holdings, Inc. — Class A	70	1,833
Ruth’s Hospitality Group, Inc.	119	1,785

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Tower International, Inc.*	68	$1,737
Movado Group, Inc.	61	1,731
Pep Boys-Manny Moe & Jack*	176	1,728
DTS, Inc.*	56	1,722
Conn’s, Inc.*	92	1,719
Beazer Homes USA, Inc.*	88	1,704
American Woodmark Corp.*	41	1,658
MarineMax, Inc.*	82	1,644
Hovnanian Enterprises, Inc. — Class A*	386	1,594
Douglas Dynamics, Inc.	74	1,586
Eros International plc*	74	1,566
Daktronics, Inc.	125	1,564
Nautilus, Inc.*	103	1,564
Titan International, Inc.	146	1,552
Superior Industries International, Inc.	78	1,544
Federal-Mogul Holdings Corp.*	95	1,529
Arctic Cat, Inc.	43	1,527
Haverty Furniture Companies, Inc.	67	1,475
Vera Bradley, Inc.*	72	1,467
Unifi, Inc.*	49	1,456
Ruby Tuesday, Inc.*	203	1,389
America’s Car-Mart, Inc.*	26	1,388
Stein Mart, Inc.	92	1,345
Citi Trends, Inc.*	52	1,313
ClubCorp Holdings, Inc.	73	1,309
Shoe Carnival, Inc.	50	1,285
William Lyon Homes — Class A*	58	1,176
Kirkland’s, Inc.*	48	1,135
Marcus Corp.	60	1,111
Container Store Group, Inc.*	57	1,090
Chuy’s Holdings, Inc.*	54	1,062
Kimball International, Inc. — Class B	114	1,040
Perry Ellis International, Inc.*	40	1,037
LeapFrog Enterprises, Inc. — Class A*	216	1,020
NACCO Industries, Inc. — Class A	17	1,009
Quiksilver, Inc.*	449	992
Remy International, Inc.	47	983
Vince Holding Corp.*	37	967
PetMed Express, Inc.	67	963
Noodles & Co.*	36	949
Strattec Security Corp.	11	908
Carrols Restaurant Group, Inc.*	117	893
Big 5 Sporting Goods Corp.	61	892
Bravo Brio Restaurant Group, Inc.*	63	876
Jamba, Inc.*	57	860
Speedway Motorsports, Inc.	39	853
Tile Shop Holdings, Inc.*	93	826
Build-A-Bear Workshop, Inc. — Class A*	41	824
Nathan’s Famous, Inc.*	10	800
Titan Machinery, Inc.*	57	795
PC Connection, Inc.	32	786
Miller Industries, Inc.	37	769
WCI Communities, Inc.*	39	764
Morgans Hotel Group Co.*	97	760
Reading International, Inc. — Class A*	57	756
West Marine, Inc.*	58	749
Sequential Brands Group, Inc.*	56	732
Destination Maternity Corp.	45	718
Houston Wire & Cable Co.	59	705
LGI Homes, Inc.*	47	701
Winmark Corp.	8	695
Christopher & Banks Corp.*	121	691
Black Diamond, Inc.*	75	656
Weyco Group, Inc.	22	653
Destination XL Group, Inc.*	116	633
Potbelly Corp.*	49	631
Roundy’s, Inc.*	130	629
Culp, Inc.	29	629
Skullcandy, Inc.*	66	607
Aeropostale, Inc.*	260	603
Isle of Capri Casinos, Inc.*	72	603
Lifetime Brands, Inc.	35	602
Fox Factory Holding Corp.*	37	601
Spartan Motors, Inc.	114	600
Commercial Vehicle Group, Inc.*	88	586
Zoe’s Kitchen, Inc.*	19	568
VOXX International Corp. — Class A*	64	561
Accuride Corp.*	127	551
Malibu Boats, Inc. — Class A*	28	540
El Pollo Loco Holdings, Inc.*	27	539
AV Homes, Inc.*	37	539
Johnson Outdoors, Inc. — Class A	17	530
Intrawest Resorts Holdings, Inc.*	44	525
Flexsteel Industries, Inc.	16	516
Monarch Casino & Resort, Inc.*	31	514
Fuel Systems Solutions, Inc.*	47	514
Sears Hometown and Outlet Stores, Inc.*	38	500
Systemax, Inc.*	37	500
Installed Building Products, Inc.*	28	499
Escalade, Inc.	33	498
Speed Commerce, Inc.*	161	497
Norcraft Companies, Inc.*	25	483
Dixie Group, Inc.*	50	459
JAKKS Pacific, Inc.*	62	422
New Home Company, Inc.*	28	405
Famous Dave’s of America, Inc.*	15	394
Empire Resorts, Inc.*	50	388
Pacific Sunwear of California, Inc.*	164	358
Gaiam, Inc. — Class A*	50	357
Bon-Ton Stores, Inc.	48	356
Tilly’s, Inc. — Class A*	35	339
hhgregg, Inc.*	40	303
Marine Products Corp.	35	295
UCP, Inc. — Class A*	26	273
New York & Company, Inc.*	97	256
Sportsman’s Warehouse Holdings, Inc.*	32	234

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

bebe stores, Inc.	104	$228
Century Communities, Inc.*	13	225
Papa Murphy’s Holdings, Inc.*	19	221
Ignite Restaurant Group, Inc.*	25	197
Total Consumer, Cyclical		789,331

INDUSTRIAL - 6.7%
Graphic Packaging Holding Co.*	1,079	14,696
HEICO Corp.	220	13,288
Teledyne Technologies, Inc.*	124	12,740
FEI Co.	140	12,649
Cognex Corp.*	286	11,819
Moog, Inc. — Class A*	158	11,697
Esterline Technologies Corp.*	105	11,516
Belden, Inc.	144	11,348
Curtiss-Wright Corp.	160	11,294
CLARCOR, Inc.	167	11,130
Woodward, Inc.	220	10,831
Generac Holdings, Inc.*	228	10,661
EMCOR Group, Inc.	223	9,920
EnerSys	155	9,567
Berry Plastics Group, Inc.*	297	9,371
Swift Transportation Co. — Class A*	282	8,073
Louisiana-Pacific Corp.*	466	7,716
Littelfuse, Inc.	75	7,250
Hillenbrand, Inc.	208	7,176
XPO Logistics, Inc.*	174	7,113
Rexnord Corp.*	249	7,024
Polypore International, Inc.*	149	7,010
Knight Transportation, Inc.	198	6,665
Barnes Group, Inc.	179	6,625
Sanmina Corp.*	273	6,423
Mueller Industries, Inc.	188	6,418
Applied Industrial Technologies, Inc.	138	6,291
Watts Water Technologies, Inc. — Class A	94	5,963
Masonite International Corp.*	97	5,962
Franklin Electric Company, Inc.	158	5,930
Actuant Corp. — Class A	215	5,857
Tetra Tech, Inc.	215	5,740
Itron, Inc.*	130	5,497
Orbital Sciences Corp.*	201	5,405
Mueller Water Products, Inc. — Class A	526	5,386
MSA Safety, Inc.	98	5,203
Forward Air Corp.	103	5,188
Harsco Corp.	267	5,044
Coherent, Inc.*	83	5,039
Proto Labs, Inc.*	75	5,037
RBC Bearings, Inc.	77	4,969
TAL International Group, Inc.	113	4,923
MasTec, Inc.*	217	4,906
Granite Construction, Inc.	129	4,905
Matson, Inc.	142	4,902
Greenbrier Companies, Inc.	91	4,888
Rogers Corp.*	60	4,886
Heartland Express, Inc.	180	4,862
Scorpio Tankers, Inc.	557	4,841
Boise Cascade Co.*	130	4,830
Simpson Manufacturing Company, Inc.	137	4,740
Trex Company, Inc.*	111	4,726
TASER International, Inc.*	178	4,713
EnPro Industries, Inc.*	75	4,707
TriMas Corp.*	150	4,694
OSI Systems, Inc.*	66	4,671
Hub Group, Inc. — Class A*	122	4,646
Plexus Corp.*	112	4,616
Werner Enterprises, Inc.	148	4,610
Methode Electronics, Inc.	126	4,600
Saia, Inc.*	82	4,540
Benchmark Electronics, Inc.*	178	4,528
Tennant Co.	61	4,402
Brady Corp. — Class A	159	4,347
Atlas Air Worldwide Holdings, Inc.*	84	4,141
Apogee Enterprises, Inc.	96	4,068
AZZ, Inc.	85	3,989
ArcBest Corp.	86	3,988
Drew Industries, Inc.*	78	3,983
Dycom Industries, Inc.*	112	3,930
Universal Display Corp.*	134	3,719
Ship Finance International Ltd.	262	3,699
Kaman Corp.	91	3,648
UTI Worldwide, Inc.*	302	3,645
Headwaters, Inc.*	243	3,643
AAR Corp.	131	3,639
GenCorp, Inc.*	198	3,623
Cubic Corp.	68	3,580
FARO Technologies, Inc.*	57	3,573
Exponent, Inc.	43	3,547
Albany International Corp. — Class A	93	3,533
Universal Forest Products, Inc.	66	3,511
CIRCOR International, Inc.	58	3,496
Chart Industries, Inc.*	101	3,454
Lindsay Corp.	40	3,430
Astronics Corp.*	62	3,429
ESCO Technologies, Inc.	88	3,247
Standex International Corp.	42	3,245
Advanced Energy Industries, Inc.*	136	3,223
Federal Signal Corp.	208	3,212
Briggs & Stratton Corp.	155	3,165
John Bean Technologies Corp.	96	3,155
Fluidigm Corp.*	93	3,137
AAON, Inc.	140	3,135
Raven Industries, Inc.	121	3,025
Tutor Perini Corp.*	123	2,961
Nordic American Tankers Ltd.	294	2,961
Sun Hydraulics Corp.	74	2,914
Blount International, Inc.*	164	2,881
Badger Meter, Inc.	48	2,849

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

US Ecology, Inc.	71	$2,849
GasLog Ltd.	139	2,829
Rofin-Sinar Technologies, Inc.*	93	2,676
RTI International Metals, Inc.*	102	2,577
Encore Wire Corp.	69	2,576
Altra Industrial Motion Corp.	90	2,555
Newport Corp.*	132	2,523
Hyster-Yale Materials Handling, Inc.	34	2,489
Astec Industries, Inc.	63	2,477
Nortek, Inc.*	30	2,440
Textainer Group Holdings Ltd.	71	2,437
General Cable Corp.	161	2,399
II-VI, Inc.*	174	2,375
Aegion Corp. — Class A*	126	2,345
YRC Worldwide, Inc.*	104	2,339
Quanex Building Products Corp.	124	2,329
Echo Global Logistics, Inc.*	78	2,278
DHT Holdings, Inc.	302	2,208
Sturm Ruger & Company, Inc.	63	2,182
DXP Enterprises, Inc.*	43	2,173
Roadrunner Transportation Systems, Inc.*	92	2,148
Comfort Systems USA, Inc.	125	2,140
Fabrinet*	116	2,058
Smith & Wesson Holding Corp.*	217	2,055
LSB Industries, Inc.*	64	2,012
CTS Corp.	112	1,997
Gorman-Rupp Co.	62	1,991
Haynes International, Inc.	41	1,989
GrafTech International Ltd.*	388	1,963
MYR Group, Inc.*	71	1,945
Checkpoint Systems, Inc.*	138	1,895
Columbus McKinnon Corp.	66	1,851
Tredegar Corp.	82	1,844
Lydall, Inc.*	56	1,838
Park-Ohio Holdings Corp.	29	1,828
Griffon Corp.	132	1,756
Marten Transport Ltd.	79	1,727
NCI Building Systems, Inc.*	93	1,722
Park Electrochemical Corp.	69	1,720
Aerovironment, Inc.*	63	1,717
Gibraltar Industries, Inc.*	102	1,659
LB Foster Co. — Class A	34	1,651
Advanced Emissions Solutions, Inc.*	72	1,641
American Railcar Industries, Inc.	31	1,597
Kadant, Inc.	37	1,580
Myers Industries, Inc.	89	1,566
Celadon Group, Inc.	69	1,566
Powell Industries, Inc.	31	1,521
PGT, Inc.*	156	1,502
GP Strategies Corp.*	44	1,493
GSI Group, Inc.*	101	1,487
Air Transport Services Group, Inc.*	173	1,481
Era Group, Inc.*	67	1,417
Insteel Industries, Inc.	60	1,415
Argan, Inc.	41	1,379
American Science & Engineering, Inc.	26	1,349
TTM Technologies, Inc.*	179	1,348
US Concrete, Inc.*	47	1,337
Alamo Group, Inc.	26	1,259
CAI International, Inc.*	54	1,253
M/A-COM Technology Solutions Holdings, Inc.*	40	1,251
NN, Inc.	59	1,213
Stoneridge, Inc.*	94	1,209
Patrick Industries, Inc.*	27	1,187
Advanced Drainage Systems, Inc.	50	1,149
NVE Corp.*	16	1,133
CECO Environmental Corp.	70	1,088
Navios Maritime Holdings, Inc.	263	1,081
FreightCar America, Inc.	40	1,052
Teekay Tankers Ltd. — Class A	206	1,042
Builders FirstSource, Inc.*	151	1,037
Orion Marine Group, Inc.*	91	1,006
Ply Gem Holdings, Inc.*	71	993
Mistras Group, Inc.*	54	990
Navios Maritime Acquisition Corp.	272	987
Furmanite Corp.*	125	978
Quality Distribution, Inc.*	91	968
Sparton Corp.*	34	964
Graham Corp.	33	949
Global Brass & Copper Holdings, Inc.	71	934
Northwest Pipe Co.*	31	934
National Presto Industries, Inc.	16	929
VSE Corp.	14	923
Ducommun, Inc.*	36	910
Bel Fuse, Inc. — Class B	33	902
Scorpio Bulkers, Inc.*	445	877
PowerSecure International, Inc.*	74	862
Capstone Turbine Corp.*	1,086	803
Chase Corp.	22	792
Global Power Equipment Group, Inc.	57	787
Power Solutions International, Inc.*	15	774
AEP Industries, Inc.*	13	756
Kratos Defense & Security Solutions, Inc.*	148	743
Dynamic Materials Corp.	46	737
Nordic American Offshore Ltd.	60	737
Stock Building Supply Holdings, Inc.*	48	735
Vishay Precision Group, Inc.*	42	721
Ardmore Shipping Corp.	60	718
Hurco Companies, Inc.	21	716
Mesa Laboratories, Inc.	9	696
Continental Building Products, Inc.*	39	691
Energy Recovery, Inc.*	127	669
Trinseo S.A.*	38	663
Vicor Corp.*	54	653
KEMET Corp.*	150	630
Layne Christensen Co.*	66	630

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Electro Scientific Industries, Inc.	81	$629
Universal Truckload Services, Inc.	22	627
Intevac, Inc.*	79	614
Handy & Harman Ltd.*	13	598
USA Truck, Inc.*	21	596
Manitex International, Inc.*	46	585
Control4 Corp.*	38	584
PAM Transportation Services, Inc.*	11	570
Xerium Technologies, Inc.*	36	568
Frontline Ltd.*	220	552
Applied Optoelectronics, Inc.*	49	550
Twin Disc, Inc.	27	536
Olympic Steel, Inc.	30	533
Casella Waste Systems, Inc. — Class A*	129	521
Ampco-Pittsburgh Corp.	27	520
LMI Aerospace, Inc.*	36	508
CUI Global, Inc.*	68	507
Safe Bulkers, Inc.	129	504
AM Castle & Co.*	62	495
Knightsbridge Shipping Ltd.	109	494
UFP Technologies, Inc.*	20	492
LSI Industries, Inc.	71	482
Astronics Corp. — Class B*	8	445
Baltic Trading Ltd.	163	409
Sterling Construction Company, Inc.*	62	396
Omega Flex, Inc.	10	378
Heritage-Crystal Clean, Inc.*	30	370
General Finance Corp.*	37	365
CHC Group Ltd.*	111	357
Multi-Fineline Electronix, Inc.*	30	337
Dorian LPG Ltd.*	24	333
International Shipholding Corp.	19	283
Viasystems Group, Inc.*	17	277
Imprivata, Inc.*	20	260
SIFCO Industries, Inc.	7	204
NL Industries, Inc.*	22	189
Erickson, Inc.*	20	167
Ultrapetrol Bahamas Ltd.*	71	152
Aspen Aerogels, Inc.*	19	152
TCP International Holdings Ltd.*	24	148
Revolution Lighting Technologies, Inc.*	105	142
ARC Group Worldwide, Inc.*	10	101
Turtle Beach Corp.*	23	73
Quest Resource Holding Corp.*	46	66
Total Industrial		741,013

TECHNOLOGY - 5.8%
TriQuint Semiconductor, Inc.*	566	15,592
Ultimate Software Group, Inc.*	94	13,802
SS&C Technologies Holdings, Inc.	226	13,219
MAXIMUS, Inc.	224	12,283
Tyler Technologies, Inc.*	109	11,929
Verint Systems, Inc.*	198	11,539
Guidewire Software, Inc.*	225	11,392
Cavium, Inc.*	175	10,819
Aspen Technology, Inc.*	304	10,646
Manhattan Associates, Inc.*	251	10,221
International Rectifier Corp.*	236	9,416
Qlik Technologies, Inc.*	296	9,143
Microsemi Corp.*	313	8,883
Integrated Device Technology, Inc.*	441	8,644
Medidata Solutions, Inc.*	179	8,546
Synaptics, Inc.*	119	8,191
CommVault Systems, Inc.*	156	8,065
Dealertrack Technologies, Inc.*	177	7,842
Take-Two Interactive Software, Inc.*	276	7,737
Fair Isaac Corp.	106	7,664
ACI Worldwide, Inc.*	376	7,584
Cypress Semiconductor Corp.	521	7,440
SYNNEX Corp.	94	7,347
Mentor Graphics Corp.	320	7,014
Fairchild Semiconductor International, Inc. — Class A*	413	6,971
Science Applications International Corp.	140	6,934
Silicon Laboratories, Inc.*	144	6,857
Spansion, Inc. — Class A*	200	6,844
Convergys Corp.	335	6,824
CACI International, Inc. — Class A*	78	6,722
Blackbaud, Inc.	153	6,619
Electronics for Imaging, Inc.*	154	6,596
MKS Instruments, Inc.	177	6,477
Monolithic Power Systems, Inc.	128	6,367
Tessera Technologies, Inc.	177	6,329
Cornerstone OnDemand, Inc.*	176	6,195
Intersil Corp. — Class A	425	6,150
Semtech Corp.*	223	6,148
Entegris, Inc.*	460	6,077
Proofpoint, Inc.*	122	5,885
Demandware, Inc.*	99	5,696
EPAM Systems, Inc.*	118	5,635
Envestnet, Inc.*	113	5,553
PMC-Sierra, Inc.*	573	5,249
Power Integrations, Inc.	101	5,226
Advent Software, Inc.	170	5,209
Acxiom Corp.*	255	5,169
Unisys Corp.*	169	4,982
Synchronoss Technologies, Inc.*	117	4,898
MicroStrategy, Inc. — Class A*	30	4,872
OmniVision Technologies, Inc.*	186	4,836
Cirrus Logic, Inc.*	205	4,832
Ambarella, Inc.*	95	4,818
iGATE Corp.*	122	4,817
Cray, Inc.*	135	4,655
Veeco Instruments, Inc.*	133	4,639
Syntel, Inc.*	103	4,633
Progress Software Corp.*	170	4,593
NetScout Systems, Inc.*	121	4,421

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

FleetMatics Group plc*	124	$4,401
Rambus, Inc.*	376	4,170
Omnicell, Inc.*	121	4,008
MedAssets, Inc.*	202	3,992
Super Micro Computer, Inc.*	114	3,976
QLogic Corp.*	288	3,836
Constant Contact, Inc.*	104	3,817
Cabot Microelectronics Corp.*	80	3,786
Monotype Imaging Holdings, Inc.	131	3,777
InvenSense, Inc. — Class A*	232	3,773
RealPage, Inc.*	171	3,755
MTS Systems Corp.	50	3,752
Imperva, Inc.*	73	3,608
Infoblox, Inc.*	178	3,597
Virtusa Corp.*	86	3,584
Insight Enterprises, Inc.*	136	3,521
Diodes, Inc.*	121	3,336
Bottomline Technologies de, Inc.*	130	3,286
ExlService Holdings, Inc.*	108	3,101
SPS Commerce, Inc.*	54	3,058
Sykes Enterprises, Inc.*	130	3,051
CSG Systems International, Inc.	113	2,833
Brooks Automation, Inc.	221	2,818
BroadSoft, Inc.*	95	2,757
Lattice Semiconductor Corp.*	389	2,680
Digital River, Inc.*	108	2,671
Interactive Intelligence Group, Inc.*	55	2,635
Quality Systems, Inc.	165	2,572
Qualys, Inc.*	67	2,529
LivePerson, Inc.*	179	2,524
Actua Corp.*	136	2,512
Engility Holdings, Inc.*	58	2,482
Pegasystems, Inc.	117	2,430
Callidus Software, Inc.*	148	2,417
ManTech International Corp. — Class A	79	2,388
AVG Technologies N.V.*	115	2,270
Computer Programs & Systems, Inc.	37	2,248
Micrel, Inc.	148	2,147
PROS Holdings, Inc.*	78	2,143
Amkor Technology, Inc.*	283	2,009
Inphi Corp.*	104	1,922
inContact, Inc.*	201	1,767
Epiq Systems, Inc.	103	1,759
Kofax Ltd.*	246	1,729
Ultratech, Inc.*	93	1,726
Ebix, Inc.	101	1,716
Photronics, Inc.*	204	1,695
Applied Micro Circuits Corp.*	258	1,682
Tangoe, Inc.*	128	1,668
Cvent, Inc.*	59	1,643
Integrated Silicon Solution, Inc.	98	1,624
Xcerra Corp.*	176	1,612
FormFactor, Inc.*	184	1,582
RealD, Inc.*	133	1,569
Mercury Systems, Inc.*	110	1,531
PDF Solutions, Inc.*	101	1,501
Silicon Image, Inc.*	259	1,430
TeleTech Holdings, Inc.*	58	1,373
Exar Corp.*	131	1,336
Emulex Corp.*	235	1,333
Nanometrics, Inc.*	79	1,329
SciQuest, Inc.*	91	1,315
Silicon Graphics International Corp.*	114	1,297
Quantum Corp.*	724	1,274
Violin Memory, Inc.*	265	1,269
Eastman Kodak Co.*	58	1,259
CEVA, Inc.*	69	1,252
Glu Mobile, Inc.*	297	1,158
Rudolph Technologies, Inc.*	110	1,125
KEYW Holding Corp.*	108	1,121
IXYS Corp.	81	1,021
Actuate Corp.*	152	1,003
Luxoft Holding, Inc.*	26	1,001
Cohu, Inc.	84	1,000
Pericom Semiconductor Corp.*	73	988
Silver Spring Networks, Inc.*	116	978
Axcelis Technologies, Inc.*	367	940
Rally Software Development Corp.*	82	932
Barracuda Networks, Inc.*	26	932
Ciber, Inc.*	257	912
InnerWorkings, Inc.*	116	904
Maxwell Technologies, Inc.*	99	903
Ultra Clean Holdings, Inc.*	97	900
Immersion Corp.*	94	890
Dot Hill Systems Corp.*	199	880
Nimble Storage, Inc.*	31	853
Jive Software, Inc.*	141	850
Carbonite, Inc.*	59	842
Datalink Corp.*	65	839
Merge Healthcare, Inc.*	234	833
DSP Group, Inc.*	73	794
Kopin Corp.*	218	789
Vocera Communications, Inc.*	75	782
Digi International, Inc.*	81	752
American Software, Inc. — Class A	82	747
Entropic Communications, Inc.*	293	741
E2open, Inc.*	77	740
Seachange International, Inc.*	109	695
Vitesse Semiconductor Corp.*	183	692
Rosetta Stone, Inc.*	70	683
MaxLinear, Inc. — Class A*	92	682
Model N, Inc.*	64	680
2U, Inc.*	34	668
Alpha & Omega Semiconductor Ltd.*	72	637
Agilysys, Inc.*	49	617
Cascade Microtech, Inc.*	42	614

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Digimarc Corp.	22	$597
Sapiens International Corporation N.V.*	81	597
Varonis Systems, Inc.*	18	591
Paycom Software, Inc.*	22	579
QuickLogic Corp.*	183	575
ExOne Co.*	32	538
Benefitfocus, Inc.*	16	525
Mavenir Systems, Inc.*	38	515
Castlight Health, Inc. — Class B*	43	503
Computer Task Group, Inc.	50	477
QAD, Inc. — Class A	20	452
Guidance Software, Inc.*	59	428
MobileIron, Inc.*	41	408
Rubicon Technology, Inc.*	87	398
OPOWER, Inc.*	26	370
Everyday Health, Inc.*	25	369
Globant S.A.*	22	344
Amber Road, Inc.*	30	307
Park City Group, Inc.*	32	289
Audience, Inc.*	46	202
A10 Networks, Inc.*	42	183
Five9, Inc.*	40	179
HubSpot, Inc.*	3	101
Total Technology		641,774

COMMUNICATIONS - 3.5%
RF Micro Devices, Inc.*	945	15,678
Sapient Corp.*	510	12,688
j2 Global, Inc.	157	9,733
Time, Inc.	364	8,957
ViaSat, Inc.*	137	8,634
Anixter International, Inc.*	90	7,961
DigitalGlobe, Inc.*	250	7,743
InterDigital, Inc.	144	7,617
Plantronics, Inc.	141	7,475
Houghton Mifflin Harcourt Co.*	360	7,456
Ciena Corp.*	347	6,735
Meredith Corp.	119	6,463
Aruba Networks, Inc.*	352	6,399
Sinclair Broadcast Group, Inc. — Class A	227	6,210
Polycom, Inc.*	456	6,156
Finisar Corp.*	312	6,056
New York Times Co. — Class A	457	6,041
Infinera Corp.*	405	5,962
Trulia, Inc.*	122	5,616
Cogent Communications Holdings, Inc.	154	5,450
comScore, Inc.*	115	5,339
Shutterfly, Inc.*	128	5,337
Nexstar Broadcasting Group, Inc. — Class A	101	5,230
NeuStar, Inc. — Class A*	186	5,170
WebMD Health Corp. — Class A*	128	5,062
Consolidated Communications Holdings, Inc.	167	4,649
NETGEAR, Inc.*	120	4,270
West Corp.	127	4,191
ADTRAN, Inc.	187	4,077
LogMeIn, Inc.*	80	3,947
NIC, Inc.	216	3,886
Shutterstock, Inc.*	50	3,455
Loral Space & Communications, Inc.*	43	3,385
Web.com Group, Inc.*	171	3,247
Sonus Networks, Inc.*	812	3,224
Scholastic Corp.	88	3,205
MDC Partners, Inc. — Class A	141	3,204
Gogo, Inc.*	185	3,058
Lands’ End, Inc.*	55	2,968
Ubiquiti Networks, Inc.	98	2,905
New Media Investment Group, Inc.	121	2,859
Marketo, Inc.*	85	2,781
Bankrate, Inc.*	222	2,759
VASCO Data Security International, Inc.*	97	2,735
Cumulus Media, Inc. — Class A*	643	2,720
8x8, Inc.*	292	2,675
Iridium Communications, Inc.*	267	2,603
Ruckus Wireless, Inc.*	215	2,584
Shenandoah Telecommunications Co.	80	2,499
Globalstar, Inc.*	907	2,494
Harmonic, Inc.*	337	2,362
EW Scripps Co. — Class A*	103	2,302
Stamps.com, Inc.*	47	2,256
Cincinnati Bell, Inc.*	690	2,201
Vonage Holdings Corp.*	576	2,195
FTD Companies, Inc.*	63	2,194
CalAmp Corp.*	119	2,178
Ixia*	191	2,149
Perficient, Inc.*	114	2,124
Inteliquent, Inc.	107	2,100
Atlantic Tele-Network, Inc.	31	2,095
HealthStream, Inc.*	70	2,064
Blucora, Inc.*	140	1,939
Endurance International Group Holdings, Inc.*	100	1,843
Gray Television, Inc.*	164	1,837
Textura Corp.*	62	1,765
Premiere Global Services, Inc.*	160	1,699
Journal Communications, Inc. — Class A*	148	1,692
Chegg, Inc.*	244	1,686
Global Eagle Entertainment, Inc.*	123	1,674
RigNet, Inc.*	40	1,641
General Communication, Inc. — Class A*	119	1,636
XO Group, Inc.*	89	1,621
Comtech Telecommunications Corp.	51	1,608
Intelsat S.A.*	91	1,580
Intralinks Holdings, Inc.*	130	1,547
ShoreTel, Inc.*	207	1,521
RetailMeNot, Inc.*	102	1,491
ChannelAdvisor Corp.*	69	1,489
EarthLink Holdings Corp.	338	1,484

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Blue Nile, Inc.*	40	$1,440
Internap Corp.*	180	1,433
Gigamon, Inc.*	80	1,418
Orbitz Worldwide, Inc.*	171	1,407
Comverse, Inc.*	74	1,390
RingCentral, Inc. — Class A*	93	1,388
Calix, Inc.*	137	1,373
Safeguard Scientifics, Inc.*	68	1,348
Bazaarvoice, Inc.*	165	1,327
ePlus, Inc.*	17	1,287
Dice Holdings, Inc.*	128	1,281
Harte-Hanks, Inc.	163	1,262
Spok Holdings, Inc.	72	1,250
Black Box Corp.	52	1,243
Entravision Communications Corp. — Class A	191	1,238
Lionbridge Technologies, Inc.*	214	1,231
World Wrestling Entertainment, Inc. — Class A	98	1,209
IDT Corp. — Class B	56	1,137
Extreme Networks, Inc.*	318	1,123
GrubHub, Inc.*	30	1,090
Daily Journal Corp.*	4	1,052
Lumos Networks Corp.	62	1,043
Entercom Communications Corp. — Class A*	82	997
Rocket Fuel, Inc.*	61	983
FairPoint Communications, Inc.*	69	980
Wix.com Ltd.*	46	966
Hawaiian Telcom Holdco, Inc.*	35	965
ORBCOMM, Inc.*	146	955
EVINE Live, Inc.*	141	929
Zendesk, Inc.*	38	926
Overstock.com, Inc.*	38	922
Angie’s List, Inc.*	144	897
Lee Enterprises, Inc.*	239	880
Brightcove, Inc.*	106	825
VirnetX Holding Corp.*	141	774
Central European Media Enterprises Ltd. — Class A*	234	751
Marin Software, Inc.*	87	736
Coupons.com, Inc.*	40	710
Reis, Inc.	27	707
Zix Corp.*	196	706
QuinStreet, Inc.*	115	698
1-800-Flowers.com, Inc. — Class A*	82	676
McClatchy Co. — Class A*	202	671
KVH Industries, Inc.*	53	670
Liquidity Services, Inc.*	81	662
AH Belo Corp. — Class A	62	644
TechTarget, Inc.*	55	625
Q2 Holdings, Inc.*	33	622
Alliance Fiber Optic Products, Inc.	42	609
GTT Communications, Inc.*	46	609
Telenav, Inc.*	90	600
TrueCar, Inc.*	26	595
Boingo Wireless, Inc.*	77	591
Limelight Networks, Inc.*	200	554
Tessco Technologies, Inc.	19	551
Oclaro, Inc.*	309	550
RealNetworks, Inc.*	76	535
Numerex Corp. — Class A*	48	531
Saga Communications, Inc. — Class A	12	522
Marchex, Inc. — Class B	109	500
TeleCommunication Systems, Inc. — Class A*	159	496
Preformed Line Products Co.	9	492
Procera Networks, Inc.*	68	489
magicJack VocalTec Ltd.*	59	479
Clearfield, Inc.*	38	468
ModusLink Global Solutions, Inc.*	122	458
Sizmek, Inc.*	73	457
Dex Media, Inc.*	49	440
Martha Stewart Living Omnimedia, Inc. — Class A*	99	427
Rubicon Project, Inc.*	26	420
Cinedigm Corp. — Class A*	253	410
Crown Media Holdings, Inc. — Class A*	115	407
Millennial Media, Inc.*	250	400
Townsquare Media, Inc. — Class A*	30	396
Hemisphere Media Group, Inc.*	28	378
Tremor Video, Inc.*	117	336
Covisint Corp.*	124	329
Unwired Planet, Inc.*	323	323
Global Sources Ltd.*	50	318
Travelzoo, Inc.*	24	303
YuMe, Inc.*	60	302
ParkerVision, Inc.*	319	290
Salem Communications Corp. — Class A	36	282
TubeMogul, Inc.*	12	271
NTELOS Holdings Corp.	56	235
Cyan, Inc.*	91	228
Rightside Group Ltd.*	29	195
Borderfree, Inc.*	20	179
Demand Media, Inc.*	29	177
Aerohive Networks, Inc.*	32	154
ReachLocal, Inc.*	44	151
Wayfair, Inc. — Class A*	7	139
Vringo, Inc.*	237	130
Radio One, Inc. — Class D*	77	129
Alliance Data Systems Corp.*	0	118
Yodlee, Inc.*	4	49
Total Communications		384,370

BASIC MATERIALS - 1.8%
PolyOne Corp.	311	11,789
Sensient Technologies Corp.	164	9,895
Axiall Corp.	231	9,810
KapStone Paper and Packaging Corp.	280	8,206
Minerals Technologies, Inc.	114	7,917
Chemtura Corp.*	311	7,691

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

HB Fuller Co.	166	$7,392
Balchem Corp.	101	6,731
Commercial Metals Co.	389	6,338
Olin Corp.	262	5,966
Stillwater Mining Co.*	396	5,836
Worthington Industries, Inc.	170	5,115
Tronox Ltd. — Class A	203	4,848
Clearwater Paper Corp.*	68	4,660
US Silica Holdings, Inc.	178	4,573
Kaiser Aluminum Corp.	60	4,286
Schweitzer-Mauduit International, Inc.	101	4,272
Innophos Holdings, Inc.	73	4,267
Century Aluminum Co.*	170	4,148
Quaker Chemical Corp.	44	4,050
A. Schulman, Inc.	97	3,931
Resolute Forest Products, Inc.*	216	3,804
Calgon Carbon Corp.*	176	3,657
PH Glatfelter Co.	143	3,657
Globe Specialty Metals, Inc.	211	3,636
Innospec, Inc.	81	3,459
AK Steel Holding Corp.*	582	3,457
Neenah Paper, Inc.	55	3,315
OM Group, Inc.	106	3,159
Hecla Mining Co.	1,109	3,094
Ferro Corp.*	237	3,072
Horsehead Holding Corp.*	168	2,659
Intrepid Potash, Inc.*	185	2,568
Stepan Co.	64	2,565
Deltic Timber Corp.	37	2,531
Materion Corp.	68	2,396
Kraton Performance Polymers, Inc.*	109	2,266
Aceto Corp.	95	2,062
Schnitzer Steel Industries, Inc. — Class A	87	1,963
Koppers Holdings, Inc.	68	1,767
Coeur Mining, Inc.*	342	1,748
Wausau Paper Corp.	140	1,592
Hawkins, Inc.	35	1,517
OMNOVA Solutions, Inc.*	157	1,278
Landec Corp.*	89	1,229
Zep, Inc.	76	1,151
American Vanguard Corp.	95	1,104
Rentech, Inc.*	752	948
Kronos Worldwide, Inc.	69	898
Orchids Paper Products Co.	27	786
Ring Energy, Inc.*	67	704
KMG Chemicals, Inc.	32	640
Universal Stainless & Alloy Products, Inc.*	23	578
Molycorp, Inc.*	602	530
Oil-Dri Corporation of America	16	522
Noranda Aluminum Holding Corp.	147	517
United States Lime & Minerals, Inc.	6	437
Shiloh Industries, Inc.*	27	425
Gold Resource Corp.	125	423
Ryerson Holding Corp.*	36	357
Allied Nevada Gold Corp.*	339	295
Total Basic Materials		204,487

UTILITIES - 1.8%
Dynegy, Inc.*	406	12,322
IDACORP, Inc.	167	11,055
Cleco Corp.	200	10,908
Piedmont Natural Gas Company, Inc.	258	10,167
Portland General Electric Co.	259	9,798
Southwest Gas Corp.	154	9,518
WGL Holdings, Inc.	172	9,395
New Jersey Resources Corp.	139	8,507
UIL Holdings Corp.	187	8,142
Black Hills Corp.	148	7,849
PNM Resources, Inc.	264	7,822
Laclede Group, Inc.	143	7,608
ALLETE, Inc.	137	7,554
NorthWestern Corp.	127	7,186
ONE Gas, Inc.	172	7,090
Avista Corp.	199	7,035
South Jersey Industries, Inc.	109	6,423
El Paso Electric Co.	133	5,328
MGE Energy, Inc.	115	5,245
American States Water Co.	128	4,821
Northwest Natural Gas Co.	90	4,491
Empire District Electric Co.	143	4,253
California Water Service Group	158	3,889
Otter Tail Corp.	121	3,746
NRG Yield, Inc. — Class A	79	3,724
Abengoa Yield plc	95	2,595
Chesapeake Utilities Corp.	48	2,384
Unitil Corp.	46	1,687
SJW Corp.	52	1,670
Ormat Technologies, Inc.	59	1,604
PICO Holdings, Inc.*	75	1,414
EnerNOC, Inc.*	89	1,375
Connecticut Water Service, Inc.	36	1,306
Middlesex Water Co.	53	1,222
Atlantic Power Corp.	399	1,081
York Water Co.	43	998
Artesian Resources Corp. — Class A	26	587
Ameresco, Inc. — Class A*	66	462
Spark Energy, Inc. — Class A	10	141
Vivint Solar, Inc.*	11	101
Total Utilities		202,503

ENERGY - 1.8%
SemGroup Corp. — Class A	141	9,643
Diamondback Energy, Inc.*	139	8,309
Bristow Group, Inc.	118	7,763
Helix Energy Solutions Group, Inc.*	348	7,552
Western Refining, Inc.	176	6,649
Exterran Holdings, Inc.	194	6,321

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Carrizo Oil & Gas, Inc.*	151	$6,282
SEACOR Holdings, Inc.*	73	5,388
Delek US Holdings, Inc.	196	5,347
Matador Resources Co.*	243	4,916
PDC Energy, Inc.*	119	4,911
Rosetta Resources, Inc.*	203	4,529
SunCoke Energy, Inc.	226	4,370
Forum Energy Technologies, Inc.*	197	4,084
Flotek Industries, Inc.*	178	3,334
Pattern Energy Group, Inc.	131	3,230
Stone Energy Corp.*	186	3,140
Green Plains, Inc.	124	3,073
Hornbeck Offshore Services, Inc.*	120	2,996
Primoris Services Corp.	126	2,928
Parsley Energy, Inc. — Class A*	176	2,809
Synergy Resources Corp.*	220	2,759
Newpark Resources, Inc.*	281	2,681
Bonanza Creek Energy, Inc.*	109	2,616
CARBO Ceramics, Inc.	65	2,603
Thermon Group Holdings, Inc.*	106	2,564
TerraForm Power, Inc. — Class A	76	2,347
McDermott International, Inc.*	784	2,281
Gulfmark Offshore, Inc. — Class A	89	2,173
Magnum Hunter Resources Corp.*	657	2,063
C&J Energy Services, Inc.*	152	2,008
Matrix Service Co.*	87	1,942
RSP Permian, Inc.*	77	1,936
Bill Barrett Corp.*	165	1,879
Cloud Peak Energy, Inc.*	202	1,854
TETRA Technologies, Inc.*	261	1,743
Contango Oil & Gas Co.*	58	1,696
Westmoreland Coal Co.*	50	1,661
Plug Power, Inc.*	552	1,656
PHI, Inc.*	42	1,571
Sanchez Energy Corp.*	169	1,570
Halcon Resources Corp.*,1	861	1,533
Tesco Corp.	115	1,474
Penn Virginia Corp.*	217	1,450
REX American Resources Corp.*	21	1,301
Triangle Petroleum Corp.*	269	1,286
Arch Coal, Inc.	701	1,248
Parker Drilling Co.*	400	1,229
Alpha Natural Resources, Inc.*	731	1,221
Clayton Williams Energy, Inc.*	19	1,212
FuelCell Energy, Inc.*	773	1,190
ION Geophysical Corp.*	427	1,174
Clean Energy Fuels Corp.*	232	1,159
Pioneer Energy Services Corp.*	208	1,153
Northern Oil and Gas, Inc.*	202	1,141
Geospace Technologies Corp.*	43	1,140
Renewable Energy Group, Inc.*	114	1,107
Alon USA Energy, Inc.	87	1,102
EXCO Resources, Inc.	502	1,089
Comstock Resources, Inc.	158	1,076
Panhandle Oil and Gas, Inc. — Class A	46	1,071
Energy XXI Ltd.	309	1,007
Callon Petroleum Co.*	180	981
Trecora Resources*	65	956
Natural Gas Services Group, Inc.*	41	945
FutureFuel Corp.	72	937
Gulf Island Fabrication, Inc.	48	931
Abraxas Petroleum Corp.*	305	897
Enphase Energy, Inc.*	61	872
W&T Offshore, Inc.	116	851
Approach Resources, Inc.*	130	831
Willbros Group, Inc.*	132	828
Pacific Ethanol, Inc.*	79	816
Rex Energy Corp.*	159	811
VAALCO Energy, Inc.*	165	752
Basic Energy Services, Inc.*	105	736
PetroQuest Energy, Inc.*	194	726
Key Energy Services, Inc.*	434	725
Eclipse Resources Corp.*	100	703
Solazyme, Inc.*	252	650
Swift Energy Co.*	145	587
Gastar Exploration, Inc.*	230	554
Hercules Offshore, Inc.*	531	531
Warren Resources, Inc.*	327	526
Goodrich Petroleum Corp.*	113	502
Evolution Petroleum Corp.	65	483
Jones Energy, Inc. — Class A*	37	422
Apco Oil and Gas International, Inc.*	30	421
Isramco, Inc.*	3	414
TransAtlantic Petroleum Ltd.*	75	404
North Atlantic Drilling Ltd.	237	386
Hallador Energy Co.	34	374
Adams Resources & Energy, Inc.	7	350
Resolute Energy Corp.*	258	341
Vantage Drilling Co.*	678	331
Dawson Geophysical Co.	27	330
Walter Energy, Inc.	212	293
Nuverra Environmental Solutions, Inc.*	50	278
FX Energy, Inc.*	178	276
Harvest Natural Resources, Inc.*	139	252
Mitcham Industries, Inc.*	42	249
Emerald Oil, Inc.*	189	227
Midstates Petroleum Company, Inc.*	123	186
Amyris, Inc.*	90	185
Vertex Energy, Inc.*	43	180
Independence Contract Drilling, Inc.*	34	177
Glori Energy, Inc.*	40	167
Miller Energy Resources, Inc.*	99	124
BPZ Resources, Inc.*	392	113
Profire Energy, Inc.*	48	109
FMSA Holdings, Inc.*	13	90
Quicksilver Resources, Inc.*	415	82

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

American Eagle Energy Corp.*	101	$63
Total Energy		199,495

DIVERSIFIED - 0.1%
Harbinger Group, Inc.*	275	3,894
National Bank Holdings Corp. — Class A	146	2,834
Horizon Pharma plc*	215	2,771
FCB Financial Holdings, Inc. — Class A*	27	665
Resource America, Inc. — Class A	44	398
Tiptree Financial, Inc. — Class A*	35	284
Total Diversified		10,846

INFORMATION TECHNOLOGY - 0.1%
Cimpress N.V.*	110	8,232

CONSUMER DISCRETIONARY - 0.0%
Media General, Inc.*	180	3,011
Travelport Worldwide Ltd.	15	270
Habit Restaurants, Inc. — Class A*	3	97
Dave & Buster’s Entertainment, Inc.*	3	82
Boot Barn Holdings, Inc.*	3	55
Total Consumer Discretionary		3,515

GOVERNMENT - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	98	2,950

INDUSTRIALS - 0.0%
Kimball Electronics, Inc.*	85	1,021
FRP Holdings, Inc.*	22	863
Virgin America, Inc.*	8	346
Total Industrials		2,230

HEALTH CARE - 0.0%
Dynavax Technologies Corp.*	87	1,467
PRA Health Sciences, Inc.*	10	242
FibroGen, Inc.*	4	109
Calithera Biosciences, Inc.*	4	81
Symmetry Surgical, Inc.*	4	31
Second Sight Medical Products, Inc.*	2	21
Total Health Care		1,951

CONSUMER STAPLES - 0.0%
Diplomat Pharmacy, Inc.*	8	219
Freshpet, Inc.*	6	102
Total Consumer Staples		321

Total Common Stocks
(Cost $4,352,597)		5,824,949

WARRANTS†† - 0.0%
Tejon Ranch Co.
$10.50, 08/31/16*,†	17	30
Imperial Holdings, Inc.
$10.75, 10/06/19*	2	—
Magnum Hunter Resources Corp.
$8.50, 04/15/16*	113	—
Total Warrants
(Cost $95)		30

RIGHTS††† - 0.0%
Leap Wireless International
Expires 03/17/15*	306	771
Furiex Pharmaceuticals, Inc.
Expires 07/03/17*	25	244
Omthera Pharmaceuticals, Inc.
Expires 12/31/20*	37	22
Cubist Pharmaceuticals, Inc.
Expires 12/31/16†,*	319	13
Total Rights
(Cost $919)		1,050

MUTUAL FUNDS†,2 - 22.2%
Guggenheim Strategy Fund I	98,946	2,457,823
Total Mutual Funds
(Cost $2,459,604)		2,457,823

	Face Amount

REPURCHASE AGREEMENTS††,3 - 60.4%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	$2,231,248	2,231,248
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	2,231,247	2,231,247
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	2,231,247	2,231,247
Total Repurchase Agreements
(Cost $6,693,742)		6,693,742

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
RUSSELL 2000® 1.5x STRATEGY FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,4 - 0.0%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$2,454	$2,454
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	991	991
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	470	470
Total Securities Lending Collateral
(Cost $3,915)		3,915

Total Investments - 135.2%
(Cost $13,510,872)		$14,981,509
Other Assets & Liabilities, net - (35.2)%		(3,896,693)
Total Net Assets - 100.0%		$11,084,816

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $2,522,730)	21	$(11,212)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC January 2015 Russell 2000 Index Swap, Terminating 01/29/155 (Notional Value $2,003,628)	1,663	$(16,321)
Goldman Sachs International January 2015 Russell 2000 Index Swap, Terminating 01/27/155 (Notional Value $3,055,174)	2,536	(23,712)
Barclays Bank plc January 2015 Russell 2000 Index Swap, Terminating 01/31/155 (Notional Value $3,133,985)	2,602	(36,410)
(Total Notional Value $8,192,787)		$(76,443)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 input, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs, unless otherwise noted — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 6.
2	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
3	Repurchase Agreements — See Note 5.
4	Securities lending collateral — See Note 6.
5	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $3,609 of securities loaned (cost $6,813,215)	$8,283,852
Repurchase agreements, at value (cost $6,697,657)	6,697,657
Total investments (cost $13,510,872)	14,981,509
Foreign currency, at value (cost $10)	10
Segregated cash with broker	2,222,917
Receivables:
Dividends	8,098
Securities lending income	52
Interest	4
Total assets	17,212,590

Liabilities:
Unrealized depreciation on swap agreements	76,443
Payable for:
Fund shares redeemed	3,936,297
Securities purchased	1,970,421
Swap settlement	90,081
Variation margin	19,110
Management fees	8,106
Upon return of securities loaned	3,925
Transfer agent and administrative fees	2,252
Investor service fees	2,252
Portfolio accounting fees	901
Miscellaneous	17,986
Total liabilities	6,127,774
Net assets	$11,084,816

Net assets consist of:
Paid in capital	$14,521,877
Accumulated net investment loss	(1,648)
Accumulated net realized loss on investments	(4,818,395)
Net unrealized appreciation on investments	1,382,982
Net assets	$11,084,816
Capital shares outstanding	205,319
Net asset value per share	$53.99

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $73)	$95,382
Income from securities lending, net	1,262
Interest	398
Total investment income	97,042

Expenses:
Management fees	105,554
Transfer agent and administrative fees	29,320
Investor service fees	29,320
Portfolio accounting fees	11,728
Custodian fees	1,378
Trustees’ fees*	1,110
Line of credit interest expense	569
Miscellaneous	27,999
Total expenses	206,978
Net investment loss	(109,936)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,717,567
Swap agreements	(1,006,697)
Futures contracts	228,726
Net realized gain	939,596
Net change in unrealized appreciation (depreciation) on:
Investments	(1,770,864)
Swap agreements	(97,146)
Futures contracts	(18,139)
Net change in unrealized appreciation (depreciation)	(1,886,149)
Net realized and unrealized loss	(946,553)
Net decrease in net assets resulting from operations	$(1,056,489)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(109,936)	$(112,577)
Net realized gain on investments	939,596	3,650,876
Net change in unrealized appreciation (depreciation) on investments	(1,886,149)	2,103,213
Net increase (decrease) in net assets resulting from operations	(1,056,489)	5,641,512

Capital share transactions:
Proceeds from sale of shares	99,520,749	115,103,447
Cost of shares redeemed	(99,900,297)	(117,544,076)
Net decrease from capital share transactions	(379,548)	(2,440,629)
Net increase (decrease) in net assets	(1,436,037)	3,200,883

Net assets:
Beginning of year	12,520,853	9,319,970
End of year	$11,084,816	$12,520,853
Accumulated net investment loss at end of year	$(1,648)	$(5,518)

Capital share activity:
Shares sold	1,961,071	2,723,884
Shares redeemed	(1,997,614)	(2,767,517)
Net decrease in shares	(36,543)	(43,633)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$51.77	$32.64	$26.75	$30.45	$22.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.34)	(.16)	(.45)	(.27)
Net gain (loss) on investments (realized and unrealized)	2.70	19.47	6.05	(3.25)	8.64
Total from investment operations	2.22	19.13	5.89	(3.70)	8.37
Net asset value, end of period	$53.99	$51.77	$32.64	$26.75	$30.45

Total Return[b]	4.29%	58.56%	22.10%	(12.18%)	37.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,085	$12,521	$9,320	$11,022	$17,286
Ratios to average net assets:
Net investment income (loss)	(0.94%)	(0.80%)	(0.53%)	(1.49%)	(1.11%)
Total expenses[c]	1.76%	1.74%	1.81%	1.81%	1.74%
Portfolio turnover rate	624%	352%	361%	65%	249%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund returned -8.85% while the Russell 2000 Index returned 4.89% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Health Care and Financials. The sectors detracting most from return were Energy and Materials.

InterMune, Inc., RE Micro Devices, Inc. and TriQuint Semiconductor, Inc. were the largest contributors to performance of the underlying index for the year. Energy XXI Ltd., Civeo Corp. and Chart Industries, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	16.2%
Total	16.2%

“Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 125

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	-8.85%	-19.17%	-12.61%
Russell 2000 Index	4.89%	15.55%	7.77%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

126 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 16.2%
Guggenheim Strategy Fund I	10,393	$258,174
Total Mutual Funds
(Cost $258,381)		258,174

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 62.8%
Farmer Mac2
0.07% due 01/08/15	$500,000	499,993
Federal Farm Credit Bank2
0.04% due 01/06/15	200,000	199,999
Federal Home Loan Bank2
0.07% due 04/15/15	150,000	149,982
Freddie Mac3
0.10% due 06/16/15	150,000	149,938
Total Federal Agency Discount Notes
(Cost $999,892)		999,912

Total Investments - 79.0%
(Cost $1,258,273)		$1,258,086
Other Assets & Liabilities, net - 21.0%		333,450
Total Net Assets - 100.0%		$1,591,536

	Units	Unrealized Gain

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc January 2015 Russell 2000 Index Swap, Terminating 01/30/154 (Notional Value $815,449)	677	$9,635
Goldman Sachs International January 2015 Russell 2000 Index Swap, Terminating 01/27/154 (Notional Value $908,604)	754	7,488
Credit Suisse Capital, LLC January 2015 Russell 2000 Index Swap, Terminating 01/29/154 (Notional Value $274,240)	228	2,234
(Total Notional Value $1,998,293)		$19,357

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
3	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
4	Total Return based on Russell 2000 Index +/- financing at a variable rate.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $1,258,273)	$1,258,086
Total investments (cost $1,258,273)	1,258,086
Segregated cash with broker	571,329
Unrealized appreciation on swap agreements	19,357
Receivables:
Fund shares sold	95,219
Swap settlement	2,615
Dividends	902
Total assets	1,947,508

Liabilities:
Overdraft due to custodian bank	333,362
Payable for:
Fund shares redeemed	6,525
Variation margin	6,011
Management fees	2,183
Securities purchased	978
Transfer agent and administrative fees	606
Investor service fees	606
Portfolio accounting fees	242
Miscellaneous	5,459
Total liabilities	355,972
Net assets	$1,591,536

Net assets consist of:
Paid in capital	$4,748,900
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,176,534)
Net unrealized appreciation on investments	19,170
Net assets	$1,591,536
Capital shares outstanding	53,641
Net asset value per share	$29.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$8,366
Interest	422
Total investment income	8,788

Expenses:
Management fees	30,157
Transfer agent and administrative fees	8,377
Investor service fees	8,377
Portfolio accounting fees	3,351
Custodian fees	393
Trustees’ fees*	259
Line of credit interest expense	1
Miscellaneous	7,967
Total expenses	58,882
Net investment loss	(50,094)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,061)
Swap agreements	(243,957)
Futures contracts	10,115
Net realized loss	(238,903)
Net change in unrealized appreciation (depreciation) on:
Investments	(187)
Swap agreements	22,215
Futures contracts	2,348
Net change in unrealized appreciation (depreciation)	24,376
Net realized and unrealized loss	(214,527)
Net decrease in net assets resulting from operations	$(264,621)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(50,094)	$(52,839)
Net realized loss on investments	(238,903)	(1,298,628)
Net change in unrealized appreciation (depreciation) on investments	24,376	39,851
Net decrease in net assets resulting from operations	(264,621)	(1,311,616)

Capital share transactions:
Proceeds from sale of shares	66,668,276	78,340,122
Cost of shares redeemed	(66,878,099)	(78,708,662)
Net decrease from capital share transactions	(209,823)	(368,540)
Net decrease in net assets	(474,444)	(1,680,156)

Net assets:
Beginning of year	2,065,980	3,746,136
End of year	$1,591,536	$2,065,980
Undistributed net investment income at end of year	$—	$—

Capital share activity*:
Shares sold	2,078,686	2,034,518
Shares redeemed	(2,088,540)	(2,050,618)
Net decrease in shares	(9,854)	(16,100)

*
Reverse share split — Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]	Year Ended December 31, 2011[c]	Year Ended December 31, 2010[c]
Per Share Data
Net asset value, beginning of period	$32.54	$47.06	$57.52	$62.25	$86.02
Income (loss) from investment operations:
Net investment income (loss)[a]	(.48)	(.66)	(.90)	(1.08)	(1.23)
Net gain (loss) on investments (realized and unrealized)	(2.39)	(13.86)	(9.56)	(3.65)	(22.54)
Total from investment operations	(2.87)	(14.52)	(10.46)	(4.73)	(23.77)
Net asset value, end of period	$29.67	$32.54	$47.06	$57.52	$62.25

Total Return[b]	(8.85%)	(30.85%)	(18.15%)	(7.61%)	(27.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,592	$2,066	$3,746	$4,835	$5,647
Ratios to average net assets:
Net investment income (loss)	(1.50%)	(1.69%)	(1.77%)	(1.77%)	(1.58%)
Total expenses[d]	1.76%	1.74%	1.88%	1.82%	1.73%
Portfolio turnover rate	415%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]
Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance, before fees and expenses, of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average Index. Dow 2x Strategy Fund gained 16.80% while the Dow Jones Industrial Average Index rose 10.04% over the same time period.

The Financials and Consumer Discretionary sectors contributed most to performance of the underlying index during the year. The Energy sector was the only one to detract from performance for the year, but Telecommunications Services contributed least to performance for the year.

Visa, Inc. Class A, 3M Co. and UnitedHealth Group, Inc. contributed most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were International Business Machines Corp., Chevron Corp. and Exxon Mobil Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	12.0%
Visa, Inc. — Class A	3.9%
Goldman Sachs Group, Inc.	2.9%
3M Co.	2.4%
International Business Machines Corp.	2.4%
Boeing Co.	1.9%
United Technologies Corp.	1.7%
Chevron Corp.	1.7%
Travelers Companies, Inc.	1.6%
Home Depot, Inc.	1.6%
Top Ten Total	32.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	16.80%	24.78%	7.97%
Dow Jones Industrial Average Index	10.04%	14.22%	7.91%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

132 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 41.0%

FINANCIAL - 10.6%
Visa, Inc. — Class A	2,955	$774,800
Goldman Sachs Group, Inc.	2,955	572,768
Travelers Companies, Inc.	2,955	312,787
American Express Co.	2,955	274,933
JPMorgan Chase & Co.	2,955	184,924
Total Financial		2,120,212

INDUSTRIAL - 7.8%
3M Co.	2,955	485,565
Boeing Co.	2,955	384,091
United Technologies Corp.	2,955	339,825
Caterpillar, Inc.	2,955	270,471
General Electric Co.	2,955	74,673
Total Industrial		1,554,625

CONSUMER, NON-CYCLICAL - 6.3%
Johnson & Johnson	2,955	309,005
UnitedHealth Group, Inc.	2,955	298,721
Procter & Gamble Co.	2,955	269,171
Merck & Company, Inc.	2,955	167,814
Coca-Cola Co.	2,955	124,760
Pfizer, Inc.	2,955	92,048
Total Consumer, Non-cyclical		1,261,519

CONSUMER, CYCLICAL - 5.6%
Home Depot, Inc.	2,955	310,187
NIKE, Inc. — Class B	2,955	284,123
McDonald’s Corp.	2,955	276,884
Wal-Mart Stores, Inc.	2,955	253,775
Total Consumer, Cyclical		1,124,969

TECHNOLOGY - 3.6%
International Business Machines Corp.	2,955	474,100
Microsoft Corp.	2,955	137,260
Intel Corp.	2,955	107,237
Total Technology		718,597

ENERGY - 3.0%
Chevron Corp.	2,955	331,492
Exxon Mobil Corp.	2,955	273,190
Total Energy		604,682

COMMUNICATIONS - 3.0%
Walt Disney Co.	2,955	278,332
Verizon Communications, Inc.	2,955	138,235
AT&T, Inc.	2,955	99,258
Cisco Systems, Inc.	2,955	82,193
Total Communications		598,018

BASIC MATERIALS - 1.1%
EI du Pont de Nemours & Co.	2,955	218,493

Total Common Stocks
(Cost $7,194,923)		8,201,115

MUTUAL FUNDS†,1 - 12.1%
Guggenheim Strategy Fund I	96,896	2,406,892
Total Mutual Funds
(Cost $2,413,215)		2,406,892

	Face Amount

REPURCHASE AGREEMENTS††,2 - 10.1%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	$674,643	674,643
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	674,642	674,642
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	674,642	674,642
Total Repurchase Agreements
(Cost $2,023,927)		2,023,927

Total Investments - 63.2%
(Cost $11,632,065)		$12,631,934
Other Assets & Liabilities, net - 36.8%		7,346,552
Total Net Assets - 100.0%		$19,978,486

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
DOW 2x STRATEGY FUND

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2015 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $5,680,960)	64	$10,519

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc January 2015 Dow Jones Industrial Average Index Swap, Terminating 01/30/153 (Notional Value $14,122,150)	792	$(138,350)
Credit Suisse Capital, LLC January 2015 Dow Jones Industrial Average Index Swap, Terminating 01/29/153 (Notional Value $11,930,703)	669	(155,020)
(Total Notional Value $26,052,853)		$(293,370)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
3	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.
plc — Public Limited Company

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $9,608,138)	$10,608,007
Repurchase agreements, at value (cost $2,023,927)	2,023,927
Total investments (cost $11,632,065)	12,631,934
Segregated cash with broker	3,239,166
Receivables:
Fund shares sold	3,581,239
Securities sold	1,484,612
Dividends	11,279
Total assets	20,948,230

Liabilities:
Unrealized depreciation on swap agreements	293,370
Payable for:
Securities purchased	502,493
Fund shares redeemed	122,367
Management fees	12,584
Variation margin	5,986
Swap settlement	5,567
Transfer agent and administrative fees	3,496
Investor service fees	3,496
Portfolio accounting fees	1,398
Miscellaneous	18,987
Total liabilities	969,744
Net assets	$19,978,486

Net assets consist of:
Paid in capital	$19,645,163
Undistributed net investment income	—
Accumulated net realized loss on investments	(383,695)
Net unrealized appreciation on investments	717,018
Net assets	$19,978,486
Capital shares outstanding	177,424
Net asset value per share	$112.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$232,032
Interest	403
Total investment income	232,435

Expenses:
Management fees	138,596
Transfer agent and administrative fees	38,499
Investor service fees	38,499
Portfolio accounting fees	15,399
Custodian fees	1,803
Trustees’ fees*	1,457
Line of credit interest expense	555
Miscellaneous	36,013
Total expenses	270,821
Net investment loss	(38,386)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,174,497
Swap agreements	2,171,848
Futures contracts	306,553
Net realized gain	3,652,898
Net change in unrealized appreciation (depreciation) on:
Investments	(589,912)
Swap agreements	(404,897)
Futures contracts	(311,236)
Net change in unrealized appreciation (depreciation)	(1,306,045)
Net realized and unrealized gain	2,346,853
Net increase in net assets resulting from operations	$2,308,467

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(38,386)	$(55,945)
Net realized gain on investments	3,652,898	7,981,719
Net change in unrealized appreciation (depreciation) on investments	(1,306,045)	1,328,159
Net increase in net assets resulting from operations	2,308,467	9,253,933

Distributions to shareholders from:
Net realized gains	(5,862,468)	—
Total distributions to shareholders	(5,862,468)	—

Capital share transactions:
Proceeds from sale of shares	97,987,597	153,608,422
Distributions reinvested	5,862,468	—
Cost of shares redeemed	(104,044,564)	(165,753,214)
Net decrease from capital share transactions	(194,499)	(12,144,792)
Net decrease in net assets	(3,748,500)	(2,890,859)

Net assets:
Beginning of year	23,726,986	26,617,845
End of year	$19,978,486	$23,726,986
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	630,336	1,147,993
Shares issued from reinvestment of distributions	53,155	—
Shares redeemed	(645,658)	(1,263,178)
Net increase (decrease) in shares	37,833	(115,185)

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$169.97	$104.48	$89.19	$81.76	$66.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.40)	(.29)	(.14)	(.04)
Net gain (loss) on investments (realized and unrealized)	27.20	65.89	15.58	7.57	16.25
Total from investment operations	26.80	65.49	15.29	7.43	16.21
Less distributions from:
Net investment income	—	—	—	—	(.49)
Net realized gains	(84.17)	—	—	—	—
Total distributions	(84.17)	—	—	—	(.49)
Net asset value, end of period	$112.60	$169.97	$104.48	$89.19	$81.76

Total Return[b]	16.80%	62.70%	17.15%	9.09%	24.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,978	$23,727	$26,618	$19,124	$14,642
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.29%)	(0.29%)	(0.16%)	(0.05%)
Total expenses[c]	1.76%	1.72%	1.75%	1.78%	1.73%
Portfolio turnover rate	227%	518%	999%	587%	129%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average Index. Inverse Dow 2x Strategy Fund returned -21.77% while the Dow Jones Industrial Average Index rose 10.04% over the same time period.

The Financials and Consumer Discretionary sectors contributed most to performance of the underlying index during the year. The Energy sector was the only one to detract from performance for the year, but Telecommunications Services contributed least to performance for the year.

Visa, Inc. Class A, 3M Co. and UnitedHealth Group, Inc. contributed most to performance of the underlying index for the year. Top detractors to performance of the underlying index for the year were International Business Machines Corp., Chevron Corp. and Exxon Mobil Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	4.6%
Total	4.6%

“Largest Holdings” exclude any temporary cash or derivative investments.

138 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	-21.77%	-29.59%	-19.70%
Dow Jones Industrial Average Index	10.04%	14.22%	7.91%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS	December 31, 2014
INVERSE DOW 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 4.6%
Guggenheim Strategy Fund I	4,224	$104,917
Total Mutual Funds
(Cost $105,246)		104,917

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 86.7%
Freddie Mac2
0.08% due 05/06/15	$1,000,000	999,768
0.06% due 01/13/15	300,000	299,994
Total Freddie Mac		1,299,762
Federal Home Loan Bank3
0.06% due 01/14/15	300,000	299,994
Federal Farm Credit Bank3
0.04% due 01/06/15	200,000	199,999
Fannie Mae2
0.09% due 05/01/15	200,000	199,940
Total Federal Agency Discount Notes
(Cost $1,999,649)		1,999,695

REPURCHASE AGREEMENTS††,4 - 132.1%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	1,015,340	1,015,340
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	1,015,339	1,015,339
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	1,015,339	1,015,339
Total Repurchase Agreements
(Cost $3,046,018)		3,046,018

Total Investments - 223.4%
(Cost $5,150,913)		$5,150,630
Other Assets & Liabilities, net - (123.4)%		(2,845,282)
Total Net Assets - 100.0%		$2,305,348

	Units	Unrealized Gain

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Credit Suisse Capital, LLC January 2015 Dow Jones Industrial Average Index Swap, Terminating 01/29/155 (Notional Value $3,960,251)	222	$51,457
Barclays Bank plc January 2015 Dow Jones Industrial Average Index Swap, Terminating 01/30/155 (Notional Value $794,601)	45	7,156
(Total Notional Value $4,754,852)		$58,613

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
3	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
4	Repurchase Agreements — See Note 5.
5	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.
plc — Public Limited Company

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $2,104,895)	$2,104,612
Repurchase agreements, at value (cost $3,046,018)	3,046,018
Total investments (cost $5,150,913)	5,150,630
Segregated cash with broker	1,462,363
Unrealized appreciation on swap agreements	58,613
Receivables:
Securities sold	500,000
Fund shares sold	130,701
Swap settlement	72,407
Variation margin	16,297
Dividends	1,074
Interest	2
Total assets	7,392,087

Liabilities:
Payable for:
Fund shares redeemed	5,071,799
Management fees	3,397
Securities purchased	1,096
Transfer agent and administrative fees	944
Investor service fees	944
Portfolio accounting fees	378
Miscellaneous	8,181
Total liabilities	5,086,739
Net assets	$2,305,348

Net assets consist of:
Paid in capital	$14,710,075
Undistributed net investment income	—
Accumulated net realized loss on investments	(12,463,057)
Net unrealized appreciation on investments	58,330
Net assets	$2,305,348
Capital shares outstanding	67,556
Net asset value per share	$34.13

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$11,893
Interest	506
Total investment income	12,399

Expenses:
Management fees	41,620
Transfer agent and administrative fees	11,561
Investor service fees	11,561
Portfolio accounting fees	4,624
Custodian fees	597
Trustees’ fees*	449
Line of credit interest expense	11
Miscellaneous	11,575
Total expenses	81,998
Net investment loss	(69,599)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,721)
Swap agreements	(777,080)
Futures contracts	65,705
Net realized loss	(718,096)
Net change in unrealized appreciation (depreciation) on:
Investments	(286)
Swap agreements	86,356
Futures contracts	1,906
Net change in unrealized appreciation (depreciation)	87,976
Net realized and unrealized loss	(630,120)
Net decrease in net assets resulting from operations	$(699,719)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(69,599)	$(105,609)
Net realized loss on investments	(718,096)	(3,511,852)
Net change in unrealized appreciation (depreciation) on investments	87,976	78,778
Net decrease in net assets resulting from operations	(699,719)	(3,538,683)

Capital share transactions:
Proceeds from sale of shares	157,260,978	197,472,063
Cost of shares redeemed	(156,833,385)	(196,503,619)
Net increase from capital share transactions	427,593	968,444
Net decrease in net assets	(272,126)	(2,570,239)

Net assets:
Beginning of year	2,577,474	5,147,713
End of year	$2,305,348	$2,577,474
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	4,026,631	3,523,713
Shares redeemed	(4,018,248)	(3,530,803)
Net increase (decrease) in shares	8,383	(7,090)

*
Reverse share split — Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1:10 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]	Year Ended December 31, 2011[c]	Year Ended December 31, 2010[c]
Per Share Data
Net asset value, beginning of period	$43.56	$77.69	$100.18	$137.41	$197.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.60)	(.94)	(1.38)	(2.07)	(2.74)
Net gain (loss) on investments (realized and unrealized)	(8.83)	(33.19)	(21.11)	(35.16)	(56.93)
Total from investment operations	(9.43)	(34.13)	(22.49)	(37.23)	(59.67)
Net asset value, end of period	$34.13	$43.56	$77.69	$100.18	$137.41

Total Return[b]	(21.77%)	(43.89%)	(22.46%)	(27.07%)	(30.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,305	$2,577	$5,148	$6,972	$15,045
Ratios to average net assets:
Net investment income (loss)	(1.51%)	(1.67%)	(1.64%)	(1.73%)	(1.59%)
Total expenses[d]	1.77%	1.72%	1.75%	1.78%	1.74%
Portfolio turnover rate	247%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]
Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:10 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, the Government Long Bond 1.2x Strategy Fund returned 34.67%.

The daily price movement of the Long Treasury Bond was 8.64% for 2014.

The return of a comparison index, the Barclays Long Treasury Bond Index, was 25.07%.

At the beginning of 2014, the 30-year bond recorded its highest yield of 3.92% and closed the year at 2.75%, down 117 basis points. The lower interest rate environment was a major factor in the positive return of the Fund. Throughout the year, Long Bond prices moved up and yields down, a banner year for the 30-year Treasury, which recorded a total return of 29%.

Treasury bond returns were up for the first year since 2011, driven by an outlook for lower inflation. Falling commodity prices and weakening global economic growth increased the demand for fixed income assets around the world.

U.S. bonds became more attractive relative to foreign bonds, which helped to support Treasuries despite uncertainty surrounding the Federal Reserve’s timing to raise interest rates. In spite of falling rates, U.S. Treasuries were yielding more than government bonds of many other countries.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

144 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Cumulative Fund Performance*,†

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	38.3%
Guggenheim Strategy Fund I	6.4%
Total	44.7%

“Largest Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	34.67%	12.07%	7.22%
Daily Price Movement of Long Treasury Bond**	8.64%	1.90%	-0.29%
Barclays Long Treasury Bond Index	25.07%	9.96%	7.54%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS	December 31, 2014
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 6.4%
Guggenheim Strategy Fund I	72,689	$1,805,592
Total Mutual Funds
(Cost $1,814,360)		1,805,592

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 39.3%
Federal Home Loan Bank2
0.01% due 01/21/15	$3,000,000	2,999,983
Fannie Mae3
0.09% due 05/01/15	3,000,000	2,999,097
Federal Farm Credit Bank2
0.05% due 01/15/15	2,000,000	1,999,961
Freddie Mac3
0.05% due 01/16/15	2,000,000	1,999,958
Farmer Mac2
0.05% due 01/06/15	1,000,000	999,993
Total Federal Agency Discount Notes
(Cost $10,998,995)		10,998,992

U.S. GOVERNMENT SECURITIES†† - 38.3%
U.S. Treasury Bond
3.00% due 11/15/44	10,209,000	10,730,616
Total U.S. Government Securities
(Cost $10,265,277)		10,730,616

REPURCHASE AGREEMENTS††,4 - 15.8%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	1,472,338	1,472,338
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	1,472,338	1,472,338
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	1,472,338	1,472,338
Total Repurchase Agreements
(Cost $4,417,014)		4,417,014

Total Investments - 99.8%
(Cost $27,495,646)		$27,952,214
Other Assets & Liabilities, net - 0.2%		50,822
Total Net Assets - 100.0%		$28,003,036

	Contracts	Unrealized Gain

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2015 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $27,565,438)	167	$1,108,565

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
3	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
4	Repurchase Agreements — See Note 5.

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $23,078,632)	$23,535,200
Repurchase agreements, at value (cost $4,417,014)	4,417,014
Total investments (cost $27,495,646)	27,952,214
Segregated cash with broker	459,000
Receivables:
Interest	39,767
Variation margin	37,277
Dividends	2,514
Total assets	28,490,772

Liabilities:
Payable for:
Fund shares redeemed	394,290
Management fees	21,087
Investor service fees	10,544
Transfer agent and administrative fees	8,435
Portfolio accounting fees	4,217
Securities purchased	2,580
Miscellaneous	46,583
Total liabilities	487,736
Net assets	$28,003,036

Net assets consist of:
Paid in capital	$36,525,451
Undistributed net investment income	—
Accumulated net realized loss on investments	(10,087,548)
Net unrealized appreciation on investments	1,565,133
Net assets	$28,003,036
Capital shares outstanding	618,567
Net asset value per share	$45.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Interest	$533,454
Dividends	14,295
Income from securities lending, net	133
Total investment income	547,882

Expenses:
Management fees	137,879
Transfer agent and administrative fees	55,152
Investor service fees	68,940
Portfolio accounting fees	27,575
Professional fees	20,364
Custodian fees	3,233
Trustees’ fees*	2,341
Line of credit interest expense	285
Miscellaneous	32,676
Total expenses	348,445
Net investment income	199,437

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,967,275
Futures contracts	3,889,255
Net realized gain	5,856,530
Net change in unrealized appreciation (depreciation) on:
Investments	489,534
Futures contracts	1,169,447
Net change in unrealized appreciation (depreciation)	1,658,981
Net realized and unrealized gain	7,515,511
Net increase in net assets resulting from operations	$7,714,948

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$199,437	$268,795
Net realized gain (loss) on investments	5,856,530	(14,578,253)
Net change in unrealized appreciation (depreciation) on investments	1,658,981	(61,609)
Net increase (decrease) in net assets resulting from operations	7,714,948	(14,371,067)

Distributions to shareholders from:
Net investment income	(202,543)	(269,007)
Net realized gains	—	(1,912,921)
Total distributions to shareholders	(202,543)	(2,181,928)

Capital share transactions:
Proceeds from sale of shares	357,749,477	901,609,638
Distributions reinvested	202,543	2,181,928
Cost of shares redeemed	(347,455,119)	(898,394,307)
Net increase from capital share transactions	10,496,901	5,397,259
Net increase (decrease) in net assets	18,009,306	(11,155,736)

Net assets:
Beginning of year	9,993,730	21,149,466
End of year	$28,003,036	$9,993,730
Undistributed net investment income at end of year	$—	$62

Capital share activity:*
Shares sold	9,030,221	21,723,277
Shares issued from reinvestment of distributions	5,147	61,521
Shares redeemed	(8,711,790)	(21,953,493)
Net increase (decrease) in shares	323,578	(168,695)

*
Reverse share split — Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[c,d]	Year Ended December 31, 2010[c,d]
Per Share Data
Net asset value, beginning of period	$33.88	$45.61	$59.16	$42.61	$39.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.33	.42	.87	1.02
Net gain (loss) on investments (realized and unrealized)	11.38	(8.52)	1.96	16.55	3.00
Total from investment operations	11.67	(8.19)	2.38	17.42	4.02
Less distributions from:
Net investment income	(.28)	(.33)	(.42)	(.87)	(.96)
Net realized gains	—	(3.21)	(15.51)	—	—
Total distributions	(.28)	(3.54)	(15.93)	(.87)	(.96)
Net asset value, end of period	$45.27	$33.88	$45.61	$59.16	$42.61

Total Return[b]	34.67%	(18.25%)	3.01%	41.52%	10.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,003	$9,994	$21,149	$41,258	$16,833
Ratios to average net assets:
Net investment income (loss)	0.72%	0.78%	0.71%	1.81%	2.39%
Total expenses[e]	1.26%	1.24%	1.28%	1.29%	1.25%
Portfolio turnover rate	1,763%	3,661%	3,230%	2,585%	2,452%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Reverse share split — Per share amounts for the periods presented through December 1, 2011 have been restated to reflect a 1:2 reverse share split effective December 2, 2011.
[d]
Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

[e]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, the Inverse Government Long Bond Strategy Fund returned -24.91%.

The daily price movement of the Long Treasury Bond was 8.64% for 2014.

The return of a comparison index, the Barclays Long Treasury Bond Index, was 25.07%.

At the beginning of 2014, the 30-year bond recorded its highest yield of 3.92% and closed the year at 2.75%, down 117 basis points. Throughout the year, Long Bond prices moved up and yields down, a banner year for the 30-year Treasury, which recorded a total return of 29%.

Treasury bond returns were up for the first year since 2011, driven by an outlook for lower inflation. Falling commodity prices and weakening global economic growth increased the demand for fixed income assets around the world.

U.S. bonds became more attractive relative to foreign bonds, which helped to support Treasuries despite uncertainty surrounding the Federal Reserve’s timing to raise interest rates. In spite of falling rates, U.S. Treasuries were yielding more than government bonds of many other countries.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

150 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Cumulative Fund Performance*,†

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Long Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	30.4%
Total	30.4%

“Largest Long Holdings” exclude any temporary cash or derivative investments.

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	-24.91%	-13.21%	-8.72%
Daily Price Movement of Long Treasury Bond**	8.64%	1.90%	-0.29%
Barclays Long Treasury Bond Index	25.07%	9.96%	7.54%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS	December 31, 2014
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS†,1 - 30.4%
Guggenheim Strategy Fund I	80,812	$2,007,379
Total Mutual Funds
(Cost $2,016,230)		2,007,379

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 53.1%
Freddie Mac2
0.04% due 01/05/15	$1,000,000	999,996
Farmer Mac3
0.05% due 01/06/15	1,000,000	999,993
Federal Home Loan Bank3
0.05% due 01/27/15	1,000,000	999,964
Federal Farm Credit Bank3
0.05% due 01/15/15	500,000	499,990
Total Federal Agency Discount Notes
(Cost $3,499,943)		3,499,943

REPURCHASE AGREEMENTS††,5 - 73.5%
Individual Repurchase Agreement4
Barclays Capital issued 12/31/14 at (0.05)% due 01/02/15 (secured by a U.S. Treasury Bond, at a rate of 3.00% and maturing 11/15/44 as collateral, with a value of $3,766,764) to be repurchased at $3,692,896	3,692,907	3,692,907
Joint Repurchase Agreements5
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	385,372	385,372
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	385,372	385,372
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	385,372	385,372
Total Repurchase Agreements
(Cost $4,849,023)		4,849,023

Total Investments - 157.0%
(Cost $10,365,196)		$10,356,345

U.S. GOVERNMENT SECURITIES SOLD SHORT†† - (57.0)%
U.S. Treasury Bond
3.00% due 11/15/44	3,581,000	(3,763,967)
Total U.S. Government Securities Sold Short
(Proceeds $3,757,249)		$(3,763,967)
Other Assets & Liabilities, net - 0.0%		2,295
Total Net Assets - 100.0%		$6,594,673

	Contracts	Unrealized Loss

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
March 2015 U.S. Treasury Ultra Long Bond Futures Contracts (Aggregate Value of Contracts $3,466,313)	21	$(133,698)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
3	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
4	All or portion of this security is pledged as short collateral at December 31, 2014.
5	Repurchase Agreements — See Note 5.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $5,516,173)	$5,507,322
Repurchase agreements, at value (cost $4,849,023)	4,849,023
Total investments (cost $10,365,196)	10,356,345
Segregated cash with broker	56,700
Receivables:
Dividends	2,796
Total assets	10,415,841

Liabilities:
Securities sold short, at value (proceeds $3,757,249)	3,763,967
Payable for:
Fund shares redeemed	10,567
Management fees	5,664
Variation margin	4,594
Securities purchased	2,868
Transfer agent and administrative fees	1,573
Investor service fees	1,573
Portfolio accounting fees	629
Miscellaneous	29,733
Total liabilities	3,821,168
Net assets	$6,594,673

Net assets consist of:
Paid in capital	$13,463,417
Undistributed net investment income	—
Accumulated net realized loss on investments	(6,719,477)
Net unrealized depreciation on investments	(149,267)
Net assets	$6,594,673
Capital shares outstanding	182,415
Net asset value per share	$36.15

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$19,873
Interest	1,675
Total investment income	21,548

Expenses:
Management fees	96,788
Transfer agent and administrative fees	26,885
Investor service fees	26,886
Portfolio accounting fees	10,754
Short interest expense	256,765
Custodian fees	1,272
Trustees’ fees*	1,125
Line of credit interest expense	35
Miscellaneous	20,152
Total expenses	440,662
Net investment loss	(419,114)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,615)
Futures contracts	(948,804)
Securities sold short	(1,838,427)
Net realized loss	(2,790,846)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,856)
Securities sold short	(267,792)
Futures contracts	(201,757)
Net change in unrealized appreciation (depreciation)	(478,405)
Net realized and unrealized loss	(3,269,251)
Net decrease in net assets resulting from operations	$(3,688,365)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(419,114)	$(581,521)
Net realized gain (loss) on investments	(2,790,846)	2,107,318
Net change in unrealized appreciation (depreciation) on investments	(478,405)	113,915
Net increase (decrease) in net assets resulting from operations	(3,688,365)	1,639,712

Distributions to shareholders from:
Net realized gains	(676,637)	—
Total distributions to shareholders	(676,637)	—

Capital share transactions:
Proceeds from sale of shares	178,668,426	800,447,943
Distributions reinvested	676,637	—
Cost of shares redeemed	(187,983,376)	(790,859,270)
Net increase (decrease) from capital share transactions	(8,638,313)	9,588,673
Net increase (decrease) in net assets	(13,003,315)	11,228,385

Net assets:
Beginning of year	19,597,988	8,369,603
End of year	$6,594,673	$19,597,988
Undistributed net investment income at end of year	$—	$—

Capital share activity:*
Shares sold	3,858,218	16,383,173
Shares issued from reinvestment of distributions	17,421	—
Shares redeemed	(4,061,142)	(16,196,401)
Net increase (decrease) in shares	(185,503)	186,772

*
Reverse share split — Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[d]	Year Ended December 31, 2010[d]
Per Share Data
Net asset value, beginning of period	$53.27	$46.20	$49.27	$70.80	$81.19
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.80)	(1.80)	(1.70)	(3.15)	(3.65)
Net gain (loss) on investments (realized and unrealized)	(11.20)	8.87	(1.37)	(18.38)	(6.74)
Total from investment operations	(13.00)	7.07	(3.07)	(21.53)	(10.39)
Less distributions from:
Net realized gains	(4.12)	—	—	—	—
Total distributions	(4.12)	—	—	—	—
Net asset value, end of period	$36.15	$53.27	$46.20	$49.27	$70.80

Total Return[b]	(24.91%)	15.26%	(6.19%)	(30.44%)	(12.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,595	$19,598	$8,370	$6,822	$17,181
Ratios to average net assets:
Net investment income (loss)	(3.90%)	(3.56%)	(3.53%)	(4.83%)	(5.12%)
Total expenses[c,e]	4.10%	3.59%	3.70%	4.89%	5.31%
Portfolio turnover rate	2,537%	5,999%	6,326%	2,031%	3,555%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 14 in Notes to Financial Statements.

[e]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the periods presented would be:

2014	2013	2012	2011	2010
1.71%	1.69%	1.72%	1.76%	1.70%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

The strategy’s inception date was October 15, 2014. For the abbreviated fiscal year ended December 31, 2014, the High Yield Strategy returned 1.48%. For comparison, the Barclays U.S. Corporate High Yield Index returned 0.06% for the abbreviated period.

The Fund will primarily invest in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

As for performance of the Barclays U.S. Corporate High Yield Index, the communications and consumer non-cyclical industries contributed most to the performance. The energy industry detracted most from performance, followed by basic industry.

From a ratings perspective, credits with a BB+ rating contributed most to the performance of the underlying index, followed by holdings with a lower BB rating. Bonds rated B- detracted most from performance of the underlying index, followed by bonds rated CCC+.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: October 15, 2014

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
iShares iBoxx $ High Yield Corporate Bond ETF	23.4%
Guggenheim Strategy Fund II	22.2%
Guggenheim Strategy Fund I	22.2%
Total	67.8%

“Largest Holdings” exclude any temporary cash or derivative investments.

156 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

Since Inception (10/15/14)
High Yield Strategy Fund	1.48%
S&P 500 Index	11.03%
Barclays U.S. Corporate High Yield Index	0.06%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Barclays U.S. Corporate High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS	December 31, 2014
HIGH YIELD STRATEGY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 23.3%
iShares iBoxx $ High Yield Corporate Bond ETF	10,565	$947,997
Total Exchange-Traded Funds
(Cost $945,646)		947,997

MUTUAL FUNDS†,1 - 44.4%
Guggenheim Strategy Fund II	36,277	901,493
Guggenheim Strategy Fund I	36,240	900,205
Total Mutual Funds
(Cost $1,805,676)		1,801,698

	Face Amount

REPURCHASE AGREEMENTS††,2 - 32.8%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	$443,348	443,348
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	443,347	443,347
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	443,347	443,347
Total Repurchase Agreements
(Cost $1,330,042)		1,330,042

Total Investments - 100.5%
(Cost $4,081,364)		$4,079,737
Other Assets & Liabilities, net - (0.5)%		(20,071)
Total Net Assets - 100.0%		$4,059,666

	Contracts	Unrealized Loss

INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2015 U.S. Treasury 5 Year Note Futures Contracts (Aggregate Value of Contracts $2,972,656)	25	$(1,481)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT PROTECTION SOLD††,3
Index	Counterparty	Protection Premium Rate	Maturity Date	Notional Principal	Notional Value	Unamortized Upfront Premiums Paid	Unrealized Appreciation
CDX.NA.HY-23 Index	Barclays Bank plc	5.00%	12/20/19	$3,100,000	$(3,290,036)	$141,871	$48,476

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 12.
2	Repurchase Agreements — See Note 5.
3	Credit Default Swaps — See Note 7.
plc — Public Limited Company.

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $2,751,322)	$2,749,695
Repurchase agreements, at value (cost $1,330,042)	1,330,042
Total investments (cost $4,081,364)	4,079,737
Unamortized upfront premiums paid on credit default swaps	141,871
Unrealized appreciation on swap agreements	48,476
Segregated cash with broker	22,500
Receivables:
Protection fees on credit default swap	4,306
Variation margin	3,321
Dividends	2,563
Total assets	4,302,774

Liabilities:
Payable for:
Due to broker	34,034
Fund shares redeemed	199,903
Securities purchased	2,630
Management fees	2,620
Transfer agent and administrative fees	873
Investor service fees	873
Portfolio accounting fees	349
Miscellaneous	1,826
Total liabilities	243,108
Net assets	$4,059,666

Net assets consist of:
Paid in capital	$4,000,052
Undistributed net investment income	27,769
Accumulated net realized gain on investments	(13,523)
Net unrealized appreciation on investments	45,368
Net assets	$4,059,666
Capital shares outstanding	160,000
Net asset value per share	$25.37

STATEMENT OF OPERATIONS

Period Ended December 31, 2014**

Investment Income:
Dividends	$9,051
Interest	122
Total investment income	9,173

Expenses:
Management fees	6,454
Transfer agent and administrative fees	2,151
Investor service fees	2,151
Portfolio accounting fees	860
Custodian fees	120
Trustees’ fees*	3
Miscellaneous	1,785
Total expenses	13,524
Net investment loss	(4,351)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	46,199
Futures contracts	(27,602)
Net realized gain	18,597
Net change in unrealized appreciation (depreciation) on:
Investments	(1,627)
Swap agreements	48,476
Futures contracts	(1,481)
Net change in unrealized appreciation (depreciation)	45,368
Net realized and unrealized gain	63,965
Net increase in net assets resulting from operations	$59,614

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: October 15, 2014

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

HIGH YIELD STRATEGY FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2014[a]
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,351)
Net realized gain on investments	18,597
Net change in unrealized appreciation (depreciation) on investments	45,368
Net increase in net assets resulting from operations	59,614

Capital share transactions:
Proceeds from sale of shares	4,218,387
Cost of shares redeemed	(218,335)
Net increase from capital share transactions	4,000,052
Net increase in net assets	4,059,666

Net assets:
Beginning of period	—
End of period	$4,059,666
Undistributed net investment income at end of period	$27,769

Capital share activity:
Shares sold	168,601
Shares redeemed	(8,601)
Net increase in shares	160,000

[a]	Since commencement of operations: October 15, 2014.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Period Ended December 31, 2014[a]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)
Net gain (loss) on investments (realized and unrealized)	.40
Total from investment operations	0.37
Net asset value, end of period	$25.37

Total Return[c]	1.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,060
Ratios to average net assets:
Net investment income (loss)	(.51%)
Total expenses[d]	1.57%
Portfolio turnover rate	—

[a]	Since commencement of operations: October 15, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the year ended December 31, 2014, U.S. Government Money Market Fund returned 0.00%.

Interest rates defied expectations and continued to decline throughout the year. Short-term government agency and repurchase agreement rates were range-bound through the third quarter 2014. Short-term rates rose only slightly during the fourth quarter. Short-term rates were “anchored” by the Federal Reserve’s monetary policy. The Fed’s chair, Janet Yellen, maintained that the central bank would keep short-term rates low, until unemployment fell below 6.5%. The Federal Reserve controls the fed funds rate. This rate, which guides other short-term rates, has been set close to zero since 2008.

Even though strict regulations of government money market funds can result in lower yields, such funds may also have a high degree of safety and liquidity.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

FADN - Federal Agency Discount Notes

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.00%	0.00%	1.08%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

162 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 30.5%
Federal Home Loan Bank1
0.09% due 03/12/15	$5,000,000	$4,999,125
0.15% due 09/08/15	5,000,000	4,994,792
Total Federal Home Loan Bank		9,993,917
Freddie Mac2
0.08% due 03/16/15	5,000,000	4,999,177
Fannie Mae2
0.11% due 05/01/15	5,000,000	4,998,250
Farmer Mac1
0.12% due 09/01/15	5,000,000	4,995,950
0.17% due 09/15/15	5,000,000	4,993,932
Total Farmer Mac		9,989,882
Total Federal Agency Discount Notes
(Cost $29,981,226)		29,981,226

REPURCHASE AGREEMENTS††,3 - 68.6%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	22,506,921	22,506,921
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	22,506,921	22,506,921
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	22,506,921	22,506,921
Total Repurchase Agreements
(Cost $67,520,763)		67,520,763

Total Investments - 99.1%
(Cost $97,501,989)		$97,501,989
Other Assets & Liabilities, net - 0.9%		855,989
Total Net Assets - 100.0%		$98,357,978

††	Value determined based on Level 2 inputs — See Note 4.
1	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
2	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
3	Repurchase Agreements — See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $29,981,226)	$29,981,226
Repurchase agreements, at value (cost $67,520,763)	67,520,763
Total investments (cost $97,501,989)	97,501,989
Receivables:
Fund shares sold	2,361,424
Interest	35
Total assets	99,863,448

Liabilities:
Payable for:
Fund shares redeemed	1,353,835
Miscellaneous	151,635
Total liabilities	1,505,470
Net assets	$98,357,978

Net assets consist of:
Paid in capital	$98,360,322
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,344)
Net unrealized appreciation on investments	—
Net assets	$98,357,978
Capital shares outstanding	98,379,924
Net asset value per share	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Interest	$51,707
Total investment income	51,707

Expenses:
Management fees	511,188
Transfer agent and administrative fees	204,477
Investor service fees	255,594
Portfolio accounting fees	102,237
Professional fees	79,911
Custodian fees	11,992
Trustees’ fees*	9,002
Miscellaneous	114,774
Total expenses	1,289,175
Less:
Expenses waived by service company	(306,720)
Expenses waived by distributor	(255,700)
Expenses waived/reimbursed by Adviser	(675,085)
Total waived expenses	(1,237,505)
Net expenses	51,670
Net investment income	37

Net Realized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,344)
Net realized loss	(2,344)
Net decrease in net assets resulting from operations	$(2,307)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$37	$51
Net realized loss on investments	(2,344)	—
Net increase (decrease) in net assets resulting from operations	(2,307)	51

Distributions to shareholders from:
Net investment income	(44)	(44)
Net realized gains	—	(981)
Total distributions to shareholders	(44)	(1,025)

Capital share transactions:
Proceeds from sale of shares	561,541,917	745,584,831
Distributions reinvested	44	1,025
Cost of shares redeemed	(561,836,972)	(777,910,560)
Net decrease from capital share transactions	(295,011)	(32,324,704)
Net decrease in net assets	(297,362)	(32,325,678)

Net assets:
Beginning of year	98,655,340	130,981,018
End of year	$98,357,978	$98,655,340
Undistributed net investment income at end of year	$—	$7

Capital share activity:
Shares sold	561,541,917	745,584,830
Shares issued from reinvestment of distributions	44	1,025
Shares redeemed	(561,836,972)	(777,910,560)
Net decrease in shares	(295,011)	(32,324,705)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	— [a]	— [a]	— [a]	— [a]	— [a]
Total from investment operations	— [a]	— [a]	— [a]	— [a]	— [a]
Less distributions from:
Net investment income	(—)[a]	(—)[a]	(—)[a]	(—)[a]	(—)[a]
Net realized gains	—	(—)[a]	(—)[a]	—	—
Total distributions	(—)[a]	(—)[a]	(—)[a]	(—)[a]	(—)[a]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[b]	0.00%	0.00%	0.00%	0.00%	0.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,358	$98,655	$130,981	$196,640	$207,782
Ratios to average net assets:
Net investment income (loss)	— [d]	— [d]	— [d]	— [d]	0.01%
Total expenses	1.26%	1.23%	1.27%	1.29%	1.25%
Net expenses[c]	0.05%	0.07%	0.13%	0.09%	0.18%
Portfolio turnover rate	—	—	—	—	—

[a]	Less than $0.01 per share.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Less than 0.01%.

166 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts. At December 31, 2014, the Trust consisted of fifty-two funds.

This report covers the Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (the “Funds”).

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

THE RYDEX FUNDS ANNUAL REPORT | 167

NOTES TO FINANCIAL STATEMENTS (continued)

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business. Other debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, which approximates market value.

Repurchase agreements are valued at amortized cost, which approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap's value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

D. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records

168 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

F. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments insecurities at the fiscal period end, resulting from changes in exchange rates.

G. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

H. Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

I. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

J. Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The inverse and leveraged Funds described in this report use derivative instruments to achieve leveraged exposure to their respective underlying indices. Since these Funds’ investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile and riskier than if they had not been leveraged.

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

170 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rates below, based on the average daily net assets of the Funds. For these services, RFS receives the following:

Fund	Transfer Agent and Administrative Fees (as a % of Net Assets)
Government Long Bond 1.2x Strategy Fund	0.20%
U.S. Government Money Market Fund	0.20%
Remaining Funds	0.25%

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ investments at December 31, 2014:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Nova Fund	$30,903,098	$132,626	$5,553,945	$—	$—	$36,589,669
Inverse S&P 500® Strategy Fund	1,007,341	—	3,525,300	52,576	—	4,585,217
NASDAQ-100® Fund	68,399,581	6,364	5,874,543	—	—	74,280,488
Inverse NASDAQ-100® Strategy Fund	403,870	7,692	932,822	20,033	—	1,364,417
S&P 500® 2x Strategy Fund	20,955,256	162,770	6,749,637	—	—	27,867,663
NASDAQ-100® 2x Strategy Fund	47,008,503	53,221	5,447,133	—	—	52,508,857
Mid-Cap 1.5x Strategy Fund	8,973,490	19,079	6,317,184	—	—	15,309,753
Inverse Mid-Cap Strategy Fund	100,903	—	389,976	7,320	—	498,199
Russell 2000® 2x Strategy Fund	3,398,108	16,819	1,972,485	—	271	5,387,683
Russell 2000® 1.5x Strategy Fund	8,282,815	—	6,697,657	—	1,037	14,981,509
Inverse Russell 2000® Strategy Fund	258,174	—	999,912	19,357	—	1,277,443
Dow 2x Strategy Fund	10,608,007	10,519	2,023,927	—	—	12,642,453
Inverse Dow 2x Strategy Fund	104,917	—	5,045,713	58,613	—	5,209,243
Government Long Bond 1.2x Strategy Fund	1,805,592	1,108,565	26,146,622	—	—	29,060,779
Inverse Government Long Bond Strategy Fund	2,007,379	—	8,348,966	—	—	10,356,345
High Yield Strategy Fund	2,749,695	—	1,330,042	48,476	—	4,128,213
U.S. Government Money Market Fund	—	—	97,501,989	—	—	97,501,989

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Liabilities
Nova Fund	$—	$—	$—	$465,975	$—	$465,975
Inverse S&P 500® Strategy Fund	—	8,157	—	—	—	8,157
NASDAQ-100® Fund	—	—	—	136,003	—	136,003
S&P 500® 2x Strategy Fund	—	—	—	618,066	—	618,066
NASDAQ-100® 2x Strategy Fund	—	—	—	994,597	—	994,597
Mid-Cap 1.5x Strategy Fund	—	—	—	117,218	—	117,218
Russell 2000® 2x Strategy Fund	—	—	—	72,600	—	72,600
Russell 2000® 1.5x Strategy Fund	—	11,212	—	76,443	—	87,655
Dow 2x Strategy Fund	—	—	—	293,370	—	293,370
Inverse Government Long Bond Strategy Fund	—	133,698	3,763,967	—	—	3,897,665
High Yield Strategy Fund	—	1,481	—	—	—	1,481

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2014, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

172 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2014, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
RBC Capital Markets			U.S. TIP Note
0.03%			0.63%
Due 01/02/15	$45,587,236	$45,587,312	7/15/21	$43,334,100	$46,499,088

UMB Financial Corp.			U.S. Treasury Notes
0.01%			1.25% - 2.75%
Due 01/02/15	45,587,236	45,587,249	10/31/15 - 11/30/16	45,496,700	46,499,067

HSBC Group			U.S. Treasury Strips
0.02%			0.00%
Due 01/02/15	45,587,236	45,587,287	02/15/26	61,481,700	46,498,996

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2014, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Mid-Cap 1.5x Strategy Fund	$14,998	$15,325
Russell 2000® 1.5x Strategy Fund	3,609	3,925

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NOTES TO FINANCIAL STATEMENTS (continued)

Cash collateral received was invested in the following joint repurchase agreements at December 31, 2014:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae Strips
0.06%			0.00%
Due 01/02/15	$12,031	$12,031	11/15/19 - 07/15/37	$12,237	$7,966
			Federal Farm Credit Bank
			0.34% - 2.22%
			01/14/16 - 01/17/23	4,316	4,306

BNP Paribas Securities Corp.			U.S. Treasury Note
0.06%			1.25%
Due 01/02/15	4,863	4,863	04/30/19	5,015	4,960

Barclays Capital, Inc.			U.S. Treasury Note
0.05%			1.63%
Due 01/02/15	2,306	2,306	12/31/19	2,359	2,352

There is also $50 in segregated cash held as collateral.

7. Disclosures about Credit Derivatives

In accordance with its principal investment strategy, the High Yield Strategy Fund enters into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The table on page 158 included in the Schedule of Investments summarizes the information with regard to sold protection on credit default swap contracts as of December 31, 2014.

174 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

	Futures		Swaps
Fund	Index Exposure	Liquidity	Index Exposure	Liquidity
Nova Fund	x	x	x	x
Inverse S&P 500® Strategy Fund	x	x	x	x
NASDAQ-100® Fund	x	x	x	x
Inverse NASDAQ-100® Strategy Fund	x	x	x	x
S&P 500® 2x Strategy Fund	x	x	x	x
NASDAQ-100® 2x Strategy Fund	x	x	x	x
Mid-Cap 1.5x Strategy Fund	x	x	x	x
Inverse Mid-Cap Strategy Fund	x	x	x	x
Russell 2000® 2x Strategy Fund	x	x	x	x
Russell 2000® 1.5x Strategy Fund	x	x	x	x
Inverse Russell 2000® Strategy Fund	x	x	x	x
Dow 2x Strategy Fund	x	x	x	x
Inverse Dow 2x Strategy Fund	x	x	x	x
Government Long Bond 1.2x Strategy Fund	x	x	—	—
Inverse Government Long Bond Strategy Fund	x	x	—	—
High Yield Strategy Fund	x	x	x	x

The following table represents the notional amount of derivative instruments outstanding as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s Net Assets on a daily basis
Fund	Long	Short
Nova Fund	90%	—
Inverse S&P 500® Strategy Fund	—	100%
NASDAQ-100® Fund	30%	—
Inverse NASDAQ-100® Strategy Fund	—	100%
S&P 500® 2x Strategy Fund	160%	—
NASDAQ-100® 2x Strategy Fund	130%	—
Mid-Cap 1.5x Strategy Fund	105%	—
Inverse Mid-Cap Strategy Fund	—	100%
Russell 2000® 2x Strategy Fund	150%	—
Russell 2000® 1.5x Strategy Fund	95%	—
Inverse Russell 2000® Strategy Fund	—	100%
Dow 2x Strategy Fund	160%	—
Inverse Dow 2x Strategy Fund	—	200%
Government Long Bond 1.2x Strategy Fund	100%	—
Inverse Government Long Bond Strategy Fund	—	100%
High Yield Strategy Fund*	75%	—

*	This Fund utilizes a combination of interest and/or financial-linked derivatives to obtain exposure to its benchmark. The gross derivative instrument exposure is 155% for the Fund.

THE RYDEX FUNDS ANNUAL REPORT | 175

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2014:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2014:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at December 31, 2014
Nova Fund	$132,626	$—	$—	$—	$132,626
Inverse S&P 500® Strategy Fund	—	52,576	—	—	52,576
NASDAQ-100® Fund	6,364	—	—	—	6,364
Inverse NASDAQ-100® Strategy Fund	7,692	20,033	—	—	27,725
S&P 500® 2x Strategy Fund	162,770	—	—	—	162,770
NASDAQ-100® 2x Strategy Fund	53,221	—	—	—	53,221
Mid-Cap 1.5x Strategy Fund	19,079	—	—	—	19,079
Inverse Mid-Cap Strategy Fund	—	7,320	—	—	7,320
Russell 2000® 2x Strategy Fund	16,819	—	—	—	16,819
Inverse Russell 2000® Strategy Fund	—	19,357	—	—	19,357
Dow 2x Strategy Fund	10,519	—	—	—	10,519
Inverse Dow 2x Strategy Fund	—	58,613	—	—	58,613
Government Long Bond 1.2x Strategy Fund	—	—	1,108,565	—	1,108,565
High Yield Strategy Fund	—	—	—	48,476	48,476

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Interest Rate Contracts*	Swaps Credit Default Contracts	Total Value at December 31, 2014
Nova Fund	$—	$465,975	$—	$—	$465,975
Inverse S&P 500® Strategy Fund	8,157	—	—	—	8,157
NASDAQ-100® Fund	—	136,003	—	—	136,003
S&P 500® 2x Strategy Fund	—	618,066	—	—	618,066
NASDAQ-100® 2x Strategy Fund	—	994,597	—	—	994,597
Mid-Cap 1.5x Strategy Fund	—	117,218	—	—	117,218
Russell 2000® 2x Strategy Fund	—	72,600	—	—	72,600
Russell 2000® 1.5x Strategy Fund	11,212	76,443	—	—	87,655
Dow 2x Strategy Fund	—	293,370	—	—	293,370
Inverse Government Long Bond Strategy Fund	—	—	133,698	—	133,698
High Yield Strategy Fund	—	—	1,481	—	1,481

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

176 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds' Statements of Operations for the year ended December 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Equity/Credit contracts	Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$1,040,385	$1,547,361	$—	$—	$2,587,746
Inverse S&P 500® Strategy Fund	(37,668)	(1,596,460)	—	—	(1,634,128)
NASDAQ-100® Fund	1,192,082	934,089	—	—	2,126,171
Inverse NASDAQ-100® Strategy Fund	3,609	(862,689)	—	—	(859,080)
S&P 500® 2x Strategy Fund	2,161,720	2,984,850	—	—	5,146,570
NASDAQ-100® 2x Strategy Fund	2,177,948	4,175,186	—	—	6,353,134
Mid-Cap 1.5x Strategy Fund	315,795	296,482	—	—	612,277
Inverse Mid-Cap Strategy Fund	6,732	(138,764)	—	—	(132,032)
Russell 2000® 2x Strategy Fund	6,791	45,888	—	—	52,679
Russell 2000® 1.5x Strategy Fund	228,726	(1,006,697)	—	—	(777,971)
Inverse Russell 2000® Strategy Fund	10,115	(243,957)	—	—	(233,842)
Dow 2x Strategy Fund	306,553	2,171,848	—	—	2,478,401
Inverse Dow 2x Strategy Fund	65,705	(777,080)	—	—	(711,375)
Government Long Bond 1.2x Strategy Fund	—	—	3,889,255	—	3,889,255
Inverse Government Long Bond Strategy Fund	—	—	(948,804)	—	(948,804)
High Yield Strategy Fund	—	—	(27,602)	46,199	18,597

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Interest Rate Contracts	Swaps Credit Default Contracts	Total
Nova Fund	$89,835	$(540,749)	$—	$—	$(450,914)
Inverse S&P 500® Strategy Fund	451	71,429	—	—	71,880
NASDAQ-100® Fund	5,117	(143,847)	—	—	(138,730)
Inverse NASDAQ-100® Strategy Fund	7,692	32,900	—	—	40,592
S&P 500® 2x Strategy Fund	101,274	(755,947)	—	—	(654,673)
NASDAQ-100® 2x Strategy Fund	38,740	(1,155,664)	—	—	(1,116,924)
Mid-Cap 1.5x Strategy Fund	(110,291)	(171,167)	—	—	(281,458)
Inverse Mid-Cap Strategy Fund	—	11,994	—	—	11,994
Russell 2000® 2x Strategy Fund	13,361	(79,808)	—	—	(66,447)
Russell 2000® 1.5x Strategy Fund	(18,139)	(97,146)	—	—	(115,285)
Inverse Russell 2000® Strategy Fund	2,348	22,215	—	—	24,563
Dow 2x Strategy Fund	(311,236)	(404,897)	—	—	(716,133)
Inverse Dow 2x Strategy Fund	1,906	86,356	—	—	88,262
Government Long Bond 1.2x Strategy Fund	—	—	1,169,447	—	1,169,447
Inverse Government Long Bond Strategy Fund	—	—	(201,757)	—	(201,757)
High Yield Strategy Fund	—	—	(1,481)	48,476	46,995

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NOTES TO FINANCIAL STATEMENTS (continued)

9. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offse In the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$52,576	$—	$52,576	$—	$—	$52,576
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	20,033	—	20,033	—	—	20,033
Inverse Mid-Cap Strategy Fund	Swap equity contracts	7,320	—	7,320	—	—	7,320
Inverse Russell 2000® Strategy Fund	Swap equity contracts	19,357	—	19,357	—	—	19,357
Inverse Dow 2x Strategy Fund	Swap equity contracts	58,613	—	58,613	—	—	58,613

178 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset In the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$465,975	$—	$465,975	$—	$465,975	$—
NASDAQ-100® Fund	Swap equity contracts	136,003	—	136,003	—	136,003	—
S&P 500® 2x Strategy Fund	Swap equity contracts	618,066	—	618,066	—	618,066	—
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	994,597	—	994,597	—	994,597	—
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	117,218	—	117,218	—	117,218	—
Russell 2000® 2x Strategy Fund	Swap equity contracts	72,600	—	72,600	—	72,600	—
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	76,443	—	76,443	—	76,443	—
Dow 2x Strategy Fund	Swap equity contracts	293,370	—	293,370	—	293,370	—

[1]	Exchange-traded futures and centrally cleared swaps are excluded from these reported amounts.

10. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2014, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Nova Fund	$7,704,936
S&P 500® 2x Strategy Fund	521,644
NASDAQ-100® 2x Strategy Fund	778,442
Mid-Cap 1.5x Strategy Fund	1,273,633
Russell 2000® 2x Strategy Fund	144,326
Russell 2000® 1.5x Strategy Fund	834,119
Dow 2x Strategy Fund	868,837
Government Long Bond 1.2x Strategy Fund	1,941,819

THE RYDEX FUNDS ANNUAL REPORT | 179

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$31,384	$—	$31,384
Inverse S&P 500® Strategy Fund	—	—	—
NASDAQ-100® Fund	—	3,731,557	3,731,557
Inverse NASDAQ-100® Strategy Fund	—	—	—
S&P 500® 2x Strategy Fund	6,353,280	586,864	6,940,144
NASDAQ-100® 2x Strategy Fund	12,918,886	6,529,152	19,448,038
Mid-Cap 1.5x Strategy Fund	731,076	1,196,342	1,927,418
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	1,055,305	218,501	1,273,806
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	4,945,594	916,874	5,862,468
Inverse Dow 2x Strategy Fund	—	—	—
Government Long Bond 1.2x Strategy Fund	202,543	—	202,543
Inverse Government Long Bond Strategy Fund	122,585	554,052	676,637
High Yield Strategy Fund*	—	—	—
U.S. Government Money Market Fund	44	—	44

*	Commenced operations: October 15, 2014

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$31,195	$—	$31,195
Inverse S&P 500® Strategy Fund	—	—	—
NASDAQ—100® Fund	—	—	—
Inverse NASDAQ—100® Strategy Fund	—	—	—
S&P 500® 2x Strategy Fund	—	—	—
NASDAQ-100® 2x Strategy Fund	3,543,395	519,241	4,062,636
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 2x Strategy Fund	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
Dow 2x Strategy Fund	—	—	—
Inverse Dow 2x Strategy Fund	—	—	—
Government Long Bond 1.2x Strategy Fund	2,086,252	95,676	2,181,928
Inverse Government Long Bond Strategy Fund	—	—	—
U.S. Government Money Market Fund	1,025	—	1,025

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

180 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2014 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward
Nova Fund	$—	$—	$6,985,185	$(7,502,210)
Inverse S&P 500® Strategy Fund	—	—	51,077	(11,472,463)
NASDAQ-100® Fund	4,345,072	1,049,713	29,047,650	—
Inverse NASDAQ-100® Strategy Fund	—	—	19,383	(4,420,477)
S&P 500® 2x Strategy Fund	4,348,969	3,780,917	2,594,571	(1,133,737)
NASDAQ-100® 2x Strategy Fund	6,650,884	1,644,855	6,250,803	(1,556,884)
Mid-Cap 1.5x Strategy Fund	—	490,971	2,135,343	(755,115)
Inverse Mid-Cap Strategy Fund	—	—	6,959	(1,410,035)
Russell 2000® 2x Strategy Fund	—	656,111	294,942	(396,099)
Russell 2000® 1.5x Strategy Fund	—	—	675,359	(4,112,420)
Inverse Russell 2000® Strategy Fund	—	—	19,170	(3,176,534)
Dow 2x Strategy Fund	1,586,803	844,050	508,981	(2,606,511)
Inverse Dow 2x Strategy Fund	—	—	58,330	(12,463,057)
Government Long Bond 1.2x Strategy Fund	2,566,581	2,370,396	430,763	(13,890,155)
Inverse Government Long Bond Strategy Fund	—	—	(243,289)	(6,625,455)
High Yield Strategy Fund*	27,769	—	46,849	(15,004)
U.S. Government Money Market Fund	—	—	—	(2,344)
*	Commenced operations: October 15, 2014

THE RYDEX FUNDS ANNUAL REPORT | 181

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2014, capital loss carryforwards for the Funds were as follows:

				Unlimited
Fund	Expires in 2016	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Nova Fund	$(7,502,210)	$—	$—	$—	$—	$(7,502,210)
Inverse S&P 500® Strategy Fund	—	—	—	(9,836,085)	(1,636,378)	(11,472,463	)*
Inverse NASDAQ-100® Strategy Fund	—	—	—	(3,719,135)	(701,342)	(4,420,477	)*
S&P 500® 2x Strategy Fund	(1,043,288)	(90,449)	—	—	—	(1,133,737	)*
NASDAQ-100® 2x Strategy Fund	(1,556,884)		—	—	—	(1,556,884	)*
Mid-Cap 1.5x Strategy Fund	(503,410)	(251,705)	—	—	—	(755,115	)*
Inverse Mid-Cap Strategy Fund	—	—	—	(1,311,984)	(98,051)	(1,410,035	)*
Russell 2000® 2x Strategy Fund	(264,066)	(132,033)	—	—	—	(396,099	)*
Russell 2000® 1.5x Strategy Fund	(4,112,420)	—	—	—	—	(4,112,420)
Inverse Russell 2000® Strategy Fund	—	—	—	(2,786,077)	(390,457)	(3,176,534	)*
Dow 2x Strategy Fund	(1,737,674)	(868,837)	—	—	—	(2,606,511	)*
Inverse Dow 2x Strategy Fund	—	—	—	(10,846,116)	(1,616,941)	(12,463,057	)*
Government Long Bond 1.2x Strategy Fund	—	—	—	(10,240,845)	(3,649,310)	(13,890,155)
Inverse Government Long Bond Strategy Fund	—	—	—	(4,870,390)	(1,755,065)	(6,625,455	)*
High Yield Strategy Fund **	—	—	—	—	(15,004)	(15,004)
U.S. Government Money Market Fund	—	—	—	(2,344)	—	(2,344)

*
In accordance with section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

**	Commenced operations: October 15, 2014

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of passive foreign investment companies and foreign currency gains and losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

182 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Nova Fund	$(2,194)	$4,185	$(1,991)
Inverse S&P 500® Strategy Fund	(116,383)	116,383	—
NASDAQ-100® Fund	525	227,176	(227,701)
Inverse NASDAQ-100® Strategy Fund	(47,154)	47,154	—
S&P 500® 2x Strategy Fund	—	95,279	(95,279)
NASDAQ-100® 2x Strategy Fund	—	304,565	(304,565)
Mid-Cap 1.5x Strategy Fund	(905,005)	76,470	828,535
Inverse Mid-Cap Strategy Fund	(15,659)	15,659	—
Russell 2000® 2x Strategy Fund	(45,301)	34,651	10,650
Russell 2000® 1.5x Strategy Fund	(110,421)	113,806	(3,385)
Inverse Russell 2000® Strategy Fund	(50,094)	50,094	—
Dow 2x Strategy Fund	—	38,386	(38,386)
Inverse Dow 2x Strategy Fund	(69,599)	69,599	—
Government Long Bond 1.2x Strategy Fund	—	3,044	(3,044)
Inverse Government Long Bond Strategy Fund	(419,114)	419,114	—
High Yield Strategy Fund*	—	32,120	(32,120)
U.S. Government Money Market Fund	—	—	—

*	commenced operations October 15, 2014

At December 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Nova Fund	$29,005,884	$7,545,208	$(94,049)	$7,451,159
Inverse S&P 500® Strategy Fund	4,534,140	—	(1,499)	(1,499)
NASDAQ-100® Fund	45,090,472	29,313,114	(129,462)	29,183,652
Inverse NASDAQ-100® Strategy Fund	1,337,342	1	(651)	(650)
S&P 500® 2x Strategy Fund	24,492,256	3,264,823	(52,186)	3,212,637
NASDAQ-100® 2x Strategy Fund	45,210,236	7,555,668	(310,268)	7,245,400
Mid-Cap 1.5x Strategy Fund	13,038,113	2,312,999	(60,438)	2,252,561
Inverse Mid-Cap Strategy Fund	491,240	3	(364)	(361)
Russell 2000® 2x Strategy Fund	5,003,323	388,078	(20,537)	367,541
Russell 2000® 1.5x Strategy Fund	14,229,707	777,283	(25,481)	751,802
Inverse Russell 2000® Strategy Fund	1,258,273	20	(207)	(187)
Dow 2x Strategy Fund	11,829,583	890,764	(88,413)	802,351
Inverse Dow 2x Strategy Fund	5,150,913	1,853	(2,136)	(283)
Government Long Bond 1.2x Strategy Fund	27,521,451	440,011	(9,248)	430,763
Inverse Government Long Bond Strategy Fund	10,592,916	—	(236,571)	(236,571)
High Yield Strategy Fund	4,081,364	3,210	(4,837)	(1,627)
U.S. Government Money Market Fund	97,501,989	—	—	—

THE RYDEX FUNDS ANNUAL REPORT | 183

NOTES TO FINANCIAL STATEMENTS (continued)

11. Securities Transactions

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$207,146,588	$208,394,225
Inverse S&P 500® Strategy Fund	6,769,524	5,750,000
NASDAQ-100® Fund	147,669,425	155,993,502
Inverse NASDAQ-100® Strategy Fund	2,559,020	2,150,000
S&P 500® 2x Strategy Fund	99,918,471	97,060,247
NASDAQ-100® 2x Strategy Fund	112,630,212	103,244,026
Mid-Cap 1.5x Strategy Fund	25,162,974	26,452,104
Inverse Mid-Cap Strategy Fund	602,090	500,000
Russell 2000® 2x Strategy Fund	8,092,827	7,755,979
Russell 2000® 1.5x Strategy Fund	52,094,674	52,309,885
Inverse Russell 2000® Strategy Fund	2,913,442	2,650,000
Dow 2x Strategy Fund	24,400,628	27,045,585
Inverse Dow 2x Strategy Fund	2,311,915	2,200,000
Government Long Bond 1.2x Strategy Fund	1,814,360	—
Inverse Government Long Bond Strategy Fund	3,019,945	1,000,100
High Yield Strategy Fund	2,751,323	—
U.S. Government Money Market Fund	—	—

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of government securities were:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$311,572,827	$308,470,773
Inverse Government Long Bond Strategy Fund	146,153,970	159,839,805

12. Affiliated and/or Related Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2014 is available publicly or upon request. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

184 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

13. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 13, 2015. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2014. The Funds did not have any borrowings under this agreement at December 31, 2014. The average daily balances borrowed for the year ended December 31, 2014, were as follows:

Fund	Average Daily Balance
Nova Fund	$39,907
Inverse S&P 500® Strategy Fund	239
Nasdaq-100® Fund	41,494
S&P 500® 2x Strategy Fund	49,477
Nasdaq-100® 2x Strategy Fund	61,555
Mid-Cap 1.5x Strategy Fund	13,037
Russell 2000® 2x Strategy Fund	13,026
Russell 2000® 1.5x Strategy Fund	44,928
Inverse Russell 2000® Strategy Fund	110
Dow 2x Strategy Fund	43,784
Inverse Dow 2x Strategy Fund	828
Government Long Bond 1.2x Strategy Fund	22,466
Inverse Government Long Bond Strategy Fund	2,737

14. Reverse Share Splits

Effective January 24, 2014, a reverse share split occurred for the following Funds:

Fund	Split Type
Inverse NASDAQ-100® Strategy Fund	One–for–five reverse split
Inverse Mid-Cap Strategy Fund	One–for–three reverse split
Inverse Russell 2000® Strategy Fund	One–for–three reverse split
Inverse Dow 2x Strategy Fund	One–for–ten reverse split
Government Long Bond 1.2x Strategy Fund	One–for–three reverse split
Inverse Government Long Bond Strategy Fund	One–for–five reverse split

The effect of these transactions was to divide the number of outstanding shares of the Funds by the respective split ratio, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the statements of changes in net assets and the per share data in the financial highlights for each of the periods presented prior to the effective date have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

15. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant in the case entitled Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of the ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiff has alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The plaintiff has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

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NOTES TO FINANCIAL STATEMENTS (concluded)

Rydex Variable Trust also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss all of the Lyondell lawsuits. The Court held an oral argument on the motions to dismiss and on the motion for class certification on January 14, and January 15, 2015. Discovery shall commence in the near future.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

186 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex Variable Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S Government Money Market Fund (seventeen of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2014, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (seventeen of the series constituting the Rydex Variable Trust) at December 31, 2014, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2015

THE RYDEX FUNDS ANNUAL REPORT | 187

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Nova Fund	100.00%
S&P 500® 2x Strategy Fund	3.79%
NASDAQ-100® 2x Strategy Fund	2.61%
Mid-Cap 1.5x Strategy Fund	12.25%
Russell 2000® 2x Strategy Fund	2.37%
Dow 2x Strategy Fund	4.89%

With respect to the taxable year ended December 31, 2014, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:
NASDAQ-100® Fund	$3,731,557
S&P 500® 2x Strategy Fund	586,864
NASDAQ-100® 2x Strategy Fund	6,529,152
Mid-Cap 1.5x Strategy Fund	1,196,342
Russell 2000® 2x Strategy Fund	218,501
Dow 2x Strategy Fund	916,874
Inverse Government Long Bond Strategy Fund	554,052

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

188 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Distributor Change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

THE RYDEX FUNDS ANNUAL REPORT | 189

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	222	Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, Nominating, and Investment and Performance Committees from 1998 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	Trustee of Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee from 1998 to present and Chairman of the Board from 2006 to 2014; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Vice Chairman of the Board of Trustees from 2010 to 2014; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.

190 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

THE RYDEX FUNDS ANNUAL REPORT | 191

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

192 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

THE RYDEX FUNDS ANNUAL REPORT | 193

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

194 | THE RYDEX FUNDS ANNUAL REPORT

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12.31.2014

Rydex Variable Trust Annual Report

Domestic Equity Funds	International Equity Funds
S&P 500® Pure Growth Fund	Europe 1.25x Strategy Fund
S&P 500® Pure Value Fund	Japan 2x Strategy Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund	Specialty Funds
S&P SmallCap 600® Pure Growth Fund	Strengthening Dollar 2x Strategy Fund
S&P SmallCap 600® Pure Value Fund	Weakening Dollar 2x Strategy Fund

RVATB2-ANN-3-1214x1215	guggenheiminvestments.com

This report and the ﬁnancial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC.

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	16
S&P MIDCAP 400® PURE GROWTH FUND	23
S&P MIDCAP 400® PURE VALUE FUND	30
S&P SMALLCAP 600® PURE GROWTH FUND	37
S&P SMALLCAP 600® PURE VALUE FUND	44
EUROPE 1.25x STRATEGY FUND	52
JAPAN 2x STRATEGY FUND	59
STRENGTHENING DOLLAR 2x STRATEGY FUND	65
WEAKENING DOLLAR 2x STRATEGY FUND	71
NOTES TO FINANCIAL STATEMENTS	77
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	91
OTHER INFORMATION	92
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	94
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	97

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report of ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2014.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2015

2 | THE RYDEX FUNDS ANNUAL REPORT

December 31, 2014

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. • The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. • The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds' inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. • Unlike many investment companies, the Funds are not actively "managed." This means that based on market and economic conditions, the funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline • The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds' ability to achieve its investment objective and may decrease the Funds’ performance. • These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. • Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. • Please read the prospectus for more detailed information regarding these and other risks.

Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will appreciate in value relative to the U.S. dollar. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. • Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. • Please read the prospectus for more detailed information regarding these and other risks.

Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the US dollar will decline in value relative to the currency being hedged. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. • Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective • Please read the prospectus for more detailed information regarding these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2014

The U.S. economy continued to grow throughout the 12 months ended December 31, 2014, despite some seasonal volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread widening had reversed and equities regained their footing, with some key indices shooting to new highs. Markets similarly overcame a weather-related winter soft patch in the first quarter of 2014. The benchmark U.S. 10-year Treasury rate declined from 3.03% to 2.17% over the period, a positive stimulant to continued economic expansion.

U.S. growth appears to have decoupled from the rest of the world. The third quarter’s 5% U.S. gross domestic product (GDP) growth—the fastest pace in 11 years—signals that the U.S. economy is doing very well. Deeming growth sustainable, the U.S. Federal Reserve (the “Fed”) formally ended its quantitative easing (QE) program in October, and all eyes are now on economic data—primarily inflation and employment figures—that would prompt the Fed to raise rates in 2015. Slowing global growth has translated into expectations of weaker demand for oil in an already oversupplied market, which contributed to oil’s 49% decline in the second half of the year, with West Texas Intermediate ending the year at a five-year low of $53 a barrel.

The bright side to declining energy prices is that it leaves more money for consumers to spend on other goods. Data are already confirming this, as American consumer confidence reached new post-recession highs, and fourth quarter retail spending posted solid gains. Overall, this should be positive for consumer-related companies with primarily domestic operations.

The U.S. added 246,000 jobs per month on average in 2014. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as fewer people leave the workforce, the rapid decline in the nation’s unemployment rate could begin to slow. Until unemployment falls below the natural rate of unemployment, it’s unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Fed. An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market.

The battle against deflation in Europe forced the European Central Bank (ECB) to announce its own form of QE via purchases of asset-backed securities (ABS) and covered bonds. The consensus appears to be that in its current form, the program is insufficient to avert a slowdown. The next step for the ECB may be to buy sovereign bonds, which the ECB will decide on in the coming months. The only notable positive for Europe over the past year has been the devaluation of the euro, which fell by 13% against the U.S. dollar between May and December. A weaker euro makes exports more competitive, but still will not be enough to boost inflation in the region.

While markets were already anxious over Europe’s struggles and the potential impact of a stronger dollar on U.S. company earnings, Japan relapsed into recession. This drove the Bank of Japan to announce it would expand its asset purchase program in 2015. China also faces slowing growth as financing costs remain high for smaller companies, forcing the People’s Bank of China (PBOC) to cut benchmark interest rates for the first time since July 2012.

From an investment standpoint, U.S. assets continue to look attractive. With global central banks easing or engaging in their form of QE, global yields remain anchored and are driving investors into U.S. markets. But we are wary of the potential for a setback in U.S. equities as certain factors, such as oil prices and currency fluctuations, drive markets to aggressively discount valuations for some sectors more than others.

For the year ended December 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 13.69%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -4.90%. The return of the MSCI Emerging Markets Index* was -2.19%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 5.97% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 2.45%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.04% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2014

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S.dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free fl oat-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX 50® Index provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%—in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2014 and ending December 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund's prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.57%	2.55%	$1,000.00	$1,025.50	$8.02
S&P 500® Pure Value Fund	1.57%	1.36%	1,000.00	1,013.60	7.97
S&P MidCap 400® Pure Growth Fund	1.57%	(2.97%)	1,000.00	970.30	7.80
S&P MidCap 400® Pure Value Fund	1.57%	0.91%	1,000.00	1,009.10	7.95
S&P SmallCap 600® Pure Growth Fund	1.57%	(1.36%)	1,000.00	986.40	7.86
S&P SmallCap 600® Pure Value Fund	1.57%	(0.85%)	1,000.00	991.50	7.88
Europe 1.25x Strategy Fund	1.77%	(16.12%)	1,000.00	838.80	8.20
Japan 2x Strategy Fund	1.61%	(8.02%)	1,000.00	919.80	7.79
Strengthening Dollar 2x Strategy Fund	1.77%	26.20%	1,000.00	1,262.00	10.09
Weakening Dollar 2x Strategy Fund	1.76%	(22.40%)	1,000.00	776.00	7.88

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.57%	5.00%	$1,000.00	$1,017.29	$7.98
S&P 500® Pure Value Fund	1.57%	5.00%	1,000.00	1,017.29	7.98
S&P MidCap 400® Pure Growth Fund	1.57%	5.00%	1,000.00	1,017.29	7.98
S&P MidCap 400® Pure Value Fund	1.57%	5.00%	1,000.00	1,017.29	7.98
S&P SmallCap 600® Pure Growth Fund	1.57%	5.00%	1,000.00	1,017.29	7.98
S&P SmallCap 600® Pure Value Fund	1.57%	5.00%	1,000.00	1,017.29	7.98
Europe 1.25x Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Japan 2x Strategy Fund	1.61%	5.00%	1,000.00	1,017.09	8.19
Strengthening Dollar 2x Strategy Fund	1.77%	5.00%	1,000.00	1,016.28	9.00
Weakening Dollar 2x Strategy Fund	1.76%	5.00%	1,000.00	1,016.33	8.94

[1]	Annualized and excludes expenses of underlying funds in which the Funds invest.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2014 to December 31, 2014.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2014, S&P 500® Pure Growth Fund returned 12.42%, compared with a gain of 14.30% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

Health Care was the sector contributing most to return of the underlying index, followed by Industrial. Energy was the only sector that detracted from performance. The Materials sector contributed least.

Stocks contributing the most to return of the underlying index were Southwest Airlines Co., Delta Air Lines, Inc. and Vertex Pharmaceuticals, Inc. Amazon.com, Inc., Range Resources Corp. and Cabot Oil & Gas Corp. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Micron Technology, Inc.	2.6%
DR Horton, Inc.	2.5%
Lennar Corp. — Class A	1.9%
Facebook, Inc. — Class A	1.8%
Delta Air Lines, Inc.	1.7%
Under Armour, Inc. — Class A	1.7%
Southwest Airlines Co.	1.7%
Alexion Pharmaceuticals, Inc.	1.6%
Constellation Brands, Inc. — Class A	1.6%
Regeneron Pharmaceuticals, Inc.	1.6%
Top Ten Total	18.7%

“Ten Largest Holdings” exclude any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	12.42%	17.36%	8.30%
S&P 500 Pure Growth Index	14.30%	19.54%	10.69%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

10 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 100.0%

CONSUMER, NON-CYCLICAL - 29.6%
Alexion Pharmaceuticals, Inc.*	7,820	$1,446,935
Constellation Brands, Inc. — Class A*	14,500	1,423,465
Regeneron Pharmaceuticals, Inc.*	3,434	1,408,798
Actavis plc*	5,395	1,388,727
Celgene Corp.*	11,708	1,309,657
Gilead Sciences, Inc.*	13,050	1,230,093
Keurig Green Mountain, Inc.	8,826	1,168,518
Monster Beverage Corp.*	10,217	1,107,012
AmerisourceBergen Corp. — Class A	12,100	1,090,936
Zoetis, Inc.	24,900	1,071,447
Amgen, Inc.	6,400	1,019,456
DaVita HealthCare Partners, Inc.*	13,400	1,014,916
Edwards Lifesciences Corp.*	7,600	968,088
United Rentals, Inc.*	9,400	958,894
Moody’s Corp.	9,147	876,374
Robert Half International, Inc.	14,072	821,523
Allergan, Inc.	3,600	765,324
Biogen Idec, Inc.*	2,124	720,992
Mylan, Inc.*	12,500	704,625
Intuitive Surgical, Inc.*	1,200	634,728
Molson Coors Brewing Co. — Class B	8,300	618,516
CareFusion Corp.*	10,400	617,136
AbbVie, Inc.	8,800	575,872
Covidien plc	5,600	572,768
Cintas Corp.	7,300	572,612
Dr Pepper Snapple Group, Inc.	7,500	537,600
MasterCard, Inc. — Class A	6,100	525,576
Hospira, Inc.*	7,100	434,875
Lorillard, Inc.	6,300	396,522
Total Consumer, Non-cyclical		25,981,985

CONSUMER, CYCLICAL - 21.2%
DR Horton, Inc.	86,500	2,187,585
Lennar Corp. — Class A	37,000	1,657,970
Delta Air Lines, Inc.	31,135	1,531,531
Under Armour, Inc. — Class A*	22,285	1,513,152
Southwest Airlines Co.	35,631	1,507,904
O’Reilly Automotive, Inc.*	6,000	1,155,720
Chipotle Mexican Grill, Inc. — Class A*	1,600	1,095,216
CVS Health Corp.	9,600	924,576
Lowe’s Companies, Inc.	12,100	832,480
Michael Kors Holdings Ltd.*	9,980	749,498
Harman International Industries, Inc.	7,000	746,970
Wyndham Worldwide Corp.	8,080	692,941
Dollar Tree, Inc.*	9,745	685,853
VF Corp.	7,577	567,517
AutoZone, Inc.*	900	557,199
Nordstrom, Inc.	6,200	492,218
NIKE, Inc. — Class B	4,700	451,905
Home Depot, Inc.	4,300	451,371
Ross Stores, Inc.	4,500	424,170
Leggett & Platt, Inc.	9,900	421,839
Total Consumer, Cyclical		18,647,615

TECHNOLOGY - 17.0%
Micron Technology, Inc.*	64,163	2,246,347
Apple, Inc.	12,400	1,368,712
Akamai Technologies, Inc.*	21,500	1,353,640
Avago Technologies Ltd.	13,400	1,347,906
Seagate Technology plc	18,767	1,248,005
Red Hat, Inc.*	14,900	1,030,186
Western Digital Corp.	8,762	969,953
Cognizant Technology Solutions Corp. — Class A*	14,454	761,148
Electronic Arts, Inc.*	15,472	727,416
SanDisk Corp.	6,710	657,446
Fiserv, Inc.*	7,900	560,663
Intel Corp.	13,400	486,286
QUALCOMM, Inc.	6,392	475,117
Lam Research Corp.	5,900	468,106
NVIDIA Corp.	21,400	429,070
Citrix Systems, Inc.*	6,700	427,460
Cerner Corp.*	6,529	422,165
Total Technology		14,979,626

COMMUNICATIONS - 12.2%
Facebook, Inc. — Class A*	20,527	1,601,517
Expedia, Inc.	15,600	1,331,615
DIRECTV*	15,334	1,329,458
VeriSign, Inc.*	22,053	1,257,021
F5 Networks, Inc.*	8,600	1,121,999
Yahoo!, Inc.*	21,054	1,063,438
Time Warner, Inc.	7,100	606,482
Alliance Data Systems Corp.*	1,900	543,495
Priceline Group, Inc.*	444	506,253
Walt Disney Co.	5,100	480,369
eBay, Inc.*	7,700	432,124
Google, Inc. — Class A*	398	211,203
Google, Inc. — Class C*	399	210,034
Total Communications		10,695,008

FINANCIAL - 11.6%
American Tower Corp. — Class A	11,500	1,136,775
Host Hotels & Resorts, Inc.	38,500	915,145
CBRE Group, Inc. — Class A*	24,800	849,400
Navient Corp.	36,900	797,409
Health Care REIT, Inc.	10,400	786,968
Kimco Realty Corp.	26,800	673,752
Visa, Inc. — Class A	2,549	668,348
Legg Mason, Inc.	12,500	667,125
Equity Residential	9,000	646,560
AvalonBay Communities, Inc.	3,500	571,865
Ameriprise Financial, Inc.	4,276	565,501
Macerich Co.	6,286	524,315
Ventas, Inc.	6,700	480,390

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
S&P 500® PURE GROWTH FUND

	Shares	Value

Boston Properties, Inc.	3,700	$476,153
Essex Property Trust, Inc.	2,300	475,180
Total Financial		10,234,886

INDUSTRIAL - 3.5%
Union Pacific Corp.	6,800	810,084
CH Robinson Worldwide, Inc.	7,900	591,631
Martin Marietta Materials, Inc.	5,200	573,664
Amphenol Corp. — Class A	10,500	565,005
Thermo Fisher Scientific, Inc.	4,400	551,276
Total Industrial		3,091,660

ENERGY - 3.1%
EOG Resources, Inc.	9,040	832,313
Range Resources Corp.	14,183	758,081
Cabot Oil & Gas Corp. — Class A	24,580	727,814
Williams Companies, Inc.	9,900	444,906
Total Energy		2,763,114

BASIC MATERIALS - 1.8%
Sherwin-Williams Co.	2,500	657,600
Sigma-Aldrich Corp.	3,500	480,445
Ecolab, Inc.	3,896	407,210
Total Basic Materials		1,545,255

Total Common Stocks
(Cost $75,512,669)		87,939,149

Total Investments - 100.0%
(Cost $75,512,669)		$87,939,149
Other Assets & Liabilities, net - 0.0%		2,850
Total Net Assets - 100.0%		$87,941,999

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $75,512,669)	$87,939,149
Cash	647,485
Receivables:
Securities sold	904,075
Dividends	91,453
Fund shares sold	247
Securities lending income	15
Total assets	89,582,424

Liabilities:
Payable for:
Fund shares redeemed	1,432,230
Management fees	54,168
Transfer agent and administrative fees	18,056
Investor service fees	18,056
Portfolio accounting fees	7,223
Miscellaneous	110,692
Total liabilities	1,640,425
Net assets	$87,941,999

Net assets consist of:
Paid in capital	$71,520,172
Undistributed net investment income	—
Accumulated net realized gain on investments	3,995,347
Net unrealized appreciation on investments	12,426,480
Net assets	$87,941,999
Capital shares outstanding	1,851,062
Net asset value per share	$47.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$656,268
Income from securities lending, net	137
Interest	77
Total investment income	656,482

Expenses:
Management fees	548,389
Transfer agent and administrative fees	182,796
Investor service fees	182,796
Portfolio accounting fees	73,118
Professional fees	57,885
Custodian fees	8,580
Trustees’ fees*	4,914
Line of credit interest expense	29
Miscellaneous	87,486
Total expenses	1,145,993
Net investment loss	(489,511)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,657,640
Net realized gain	5,657,640
Net change in unrealized appreciation (depreciation) on:
Investments	770,158
Net change in unrealized appreciation (depreciation)	770,158
Net realized and unrealized gain	6,427,798
Net increase in net assets resulting from operations	$5,938,287

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(489,511)	$(212,650)
Net realized gain on investments	5,657,640	8,780,876
Net change in unrealized appreciation (depreciation) on investments	770,158	6,834,434
Net increase in net assets resulting from operations	5,938,287	15,402,660

Distributions to shareholders from:
Net realized gains	(8,768,715)	—
Total distributions to shareholders	(8,768,715)	—

Capital share transactions:
Proceeds from sale of shares	206,172,787	151,388,703
Distributions reinvested	8,768,715	—
Cost of shares redeemed	(186,056,159)	(134,229,835)
Net increase from capital share transactions	28,885,343	17,158,868
Net increase in net assets	26,054,915	32,561,528

Net assets:
Beginning of year	61,887,084	29,325,556
End of year	$87,941,999	$61,887,084
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	4,132,998	3,796,994
Shares issued from reinvestment of distributions	184,367	—
Shares redeemed	(3,766,267)	(3,367,422)
Net increase in shares	551,098	429,572

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$47.61	$33.69	$29.99	$30.33	$24.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.33)	(.18)	(.15)	(.25)	(.20)
Net gain (loss) on investments (realized and unrealized)	6.19	14.10	4.13	(.09)	6.28
Total from investment operations	5.86	13.92	3.98	(.34)	6.08
Less distributions from:
Net realized gains	(5.96)	—	(.28)	—	—
Total distributions	(5.96)	—	(.28)	—	—
Net asset value, end of period	$47.51	$47.61	$33.69	$29.99	$30.33

Total Return[b]	12.42%	41.32%	13.31%	(1.09%)	25.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,942	$61,887	$29,326	$38,066	$49,301
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(0.44%)	(0.46%)	(0.81%)	(0.77%)
Total expenses	1.57%	1.54%	1.58%	1.64%	1.57%
Net expenses[c]	1.57%	1.54%	1.58%	1.61%	1.57%
Portfolio turnover rate	251%	324%	391%	423%	356%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the year ended December 31, 2014, S&P 500® Pure Value Fund returned 10.94%, compared with a gain of 12.68% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Utilities sector was the leading contributor to performance, followed by the Health Care sector. Energy was the only sector that detracted from performance. The weakest-performing sector was Industrial.

The strongest contributors to performance of the underlying index for the year included Alcoa, Inc., Anthem, Inc. and Humana, Inc. The stocks detracting most from performance of the underlying index were Genworth Financial, Inc. Class A, Transocean Ltd. and Noble Corp. PLC.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.0%
Nabors Industries Ltd.	2.0%
Assurant, Inc.	1.9%
Valero Energy Corp.	1.7%
Staples, Inc.	1.7%
General Motors Co.	1.6%
Denbury Resources, Inc.	1.5%
Unum Group	1.4%
Chesapeake Energy Corp.	1.4%
Phillips 66	1.4%
Top Ten Total	16.6%

“Ten Largest Holdings” exclude any temporary cash investments.

16 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	10.94%	18.07%	7.53%
S&P 500 Pure Value Index	12.68%	20.67%	10.50%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	December 31, 2014
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.6%

FINANCIAL - 30.9%
Berkshire Hathaway, Inc. — Class B*	8,598	$1,290,990
Assurant, Inc.	17,297	1,183,634
Unum Group	26,186	913,368
Prudential Financial, Inc.	9,400	850,324
Genworth Financial, Inc. — Class A*	99,270	843,795
MetLife, Inc.	15,548	840,991
American International Group, Inc.	13,415	751,374
Hartford Financial Services Group, Inc.	17,418	726,156
Lincoln National Corp.	12,500	720,875
Loews Corp.	15,862	666,521
SunTrust Banks, Inc.	12,842	538,080
XL Group plc — Class A	15,444	530,810
Citigroup, Inc.	9,800	530,278
Morgan Stanley	13,360	518,368
Zions Bancorporation	17,200	490,372
JPMorgan Chase & Co.	7,700	481,866
Bank of America Corp.	26,677	477,252
Capital One Financial Corp.	5,617	463,683
People’s United Financial, Inc.	29,400	446,292
Travelers Companies, Inc.	4,190	443,511
Aflac, Inc.	6,915	422,437
Goldman Sachs Group, Inc.	2,127	412,276
PNC Financial Services Group, Inc.	4,446	405,609
ACE Ltd.	3,427	393,694
KeyCorp	27,700	385,030
Fifth Third Bancorp	18,200	370,825
NASDAQ OMX Group, Inc.	7,334	351,739
Comerica, Inc.	7,500	351,300
Cincinnati Financial Corp.	6,560	340,005
Progressive Corp.	12,456	336,187
Chubb Corp.	3,150	325,931
BB&T Corp.	8,333	324,070
Principal Financial Group, Inc.	5,900	306,446
Bank of New York Mellon Corp.	7,310	296,567
Torchmark Corp.	5,400	292,518
Hudson City Bancorp, Inc.	27,575	279,059
Huntington Bancshares, Inc.	23,500	247,220
Total Financial		19,549,453

ENERGY - 26.5%
Nabors Industries Ltd.	96,790	1,256,335
Valero Energy Corp.	22,207	1,099,247
Denbury Resources, Inc.1	115,016	935,080
Chesapeake Energy Corp.	46,300	906,091
Phillips 66	12,399	889,008
Noble Corporation plc	53,319	883,496
Hess Corp.	11,180	825,308
Marathon Petroleum Corp.	8,900	803,314
Diamond Offshore Drilling, Inc.1	20,800	763,568
Tesoro Corp.	10,103	751,158
Marathon Oil Corp.	24,176	683,939
Ensco plc — Class A	22,831	683,788
Murphy Oil Corp.	12,522	632,611
Newfield Exploration Co.*	22,500	610,200
Devon Energy Corp.	9,900	605,979
Chevron Corp.	4,998	560,676
National Oilwell Varco, Inc.	7,600	498,028
QEP Resources, Inc.	24,400	493,368
Apache Corp.	7,551	473,221
Baker Hughes, Inc.	7,705	432,019
ConocoPhillips	5,856	404,415
Transocean Ltd.1	19,528	357,948
Exxon Mobil Corp.	3,540	327,273
Occidental Petroleum Corp.	3,800	306,318
Helmerich & Payne, Inc.	4,400	296,648
Halliburton Co.	6,700	263,511
Total Energy		16,742,547

CONSUMER, CYCLICAL - 11.4%
Staples, Inc.	60,367	1,093,850
General Motors Co.	28,349	989,663
Ford Motor Co.	49,645	769,497
GameStop Corp. — Class A1	22,200	750,360
Best Buy Company, Inc.	18,400	717,232
Goodyear Tire & Rubber Co.	22,500	642,825
Kohl’s Corp.	8,490	518,230
Wal-Mart Stores, Inc.	4,388	376,841
Target Corp.	4,170	316,545
Costco Wholesale Corp.	2,105	298,384
Whirlpool Corp.	1,481	286,929
Carnival Corp.	5,141	233,042
Johnson Controls, Inc.	4,800	232,032
Total Consumer, Cyclical		7,225,430

UTILITIES - 8.2%
NRG Energy, Inc.	19,218	517,925
FirstEnergy Corp.	12,543	489,052
Exelon Corp.	12,545	465,169
AES Corp.	31,868	438,822
Entergy Corp.	4,460	390,161
Consolidated Edison, Inc.	5,487	362,197
PG&E Corp.	5,931	315,766
DTE Energy Co.	3,100	267,747
SCANA Corp.	4,420	266,968
Duke Energy Corp.	3,040	253,962
Ameren Corp.	5,400	249,102
American Electric Power Company, Inc.	4,050	245,916
Xcel Energy, Inc.	6,821	245,010
Pinnacle West Capital Corp.	3,430	234,303
Pepco Holdings, Inc.	8,377	225,593
TECO Energy, Inc.	10,153	208,035
Total Utilities		5,175,728

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
S&P 500® PURE VALUE FUND

	Shares	Value

CONSUMER, NON-CYCLICAL - 8.2%
Anthem, Inc.	6,580	$826,908
Archer-Daniels-Midland Co.	15,725	817,700
Tyson Foods, Inc. — Class A	19,351	775,782
Safeway, Inc.	21,500	755,080
Humana, Inc.	4,580	657,825
Cardinal Health, Inc.	6,189	499,638
Sysco Corp.	9,640	382,612
Avery Dennison Corp.	4,410	228,791
Avon Products, Inc.	23,700	222,543
Total Consumer, Non-cyclical		5,166,879

INDUSTRIAL - 4.9%
Jacobs Engineering Group, Inc.*	19,465	869,891
Fluor Corp.	11,110	673,599
L-3 Communications Holdings, Inc.	3,162	399,076
Owens-Illinois, Inc.*	14,600	394,054
Ryder System, Inc.	3,464	321,632
Deere & Co.	2,850	252,140
Joy Global, Inc.	4,456	207,293
Total Industrial		3,117,685

TECHNOLOGY - 3.1%
Xerox Corp.	42,986	595,786
First Solar, Inc.*	11,800	526,221
Hewlett-Packard Co.	10,584	424,736
Computer Sciences Corp.	6,178	389,523
Total Technology		1,936,266

BASIC MATERIALS - 2.8%
Freeport-McMoRan, Inc.	19,592	457,669
Newmont Mining Corp.	17,300	326,970
Allegheny Technologies, Inc.	9,322	324,126
Nucor Corp.	5,160	253,098
LyondellBasell Industries N.V. — Class A	2,600	206,414
Dow Chemical Co.	4,518	206,066
Total Basic Materials		1,774,343

COMMUNICATIONS - 2.3%
News Corp. — Class A*	42,600	668,394
CenturyLink, Inc.	7,815	309,318
AT&T, Inc.	7,600	255,284
Juniper Networks, Inc.	8,900	198,648
Total Communications		1,431,644

DIVERSIFIED - 1.3%
Leucadia National Corp.	35,700	800,394

Total Common Stocks
(Cost $52,515,413)		62,920,369

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 3.5%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$1,389,850	1,389,850
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	561,731	561,731
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	266,388	266,388
Total Securities Lending Collateral
(Cost $2,217,969)		2,217,969

Total Investments - 103.1%
(Cost $54,733,382)		$65,138,338
Other Assets & Liabilities, net - (3.1)%		(1,973,730)
Total Net Assets - 100.0%		$63,164,608

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 6.
2	Securities lending collateral — See Note 6.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $2,126,185 of securities loaned (cost $52,515,413)	$62,920,369
Repurchase agreements, at value (cost $2,217,969)	2,217,969
Total investments (cost $54,733,382)	65,138,338
Cash	455,918
Segregated cash with broker	5,780
Receivables:
Securities sold	588,370
Fund shares sold	99,719
Dividends	73,791
Securities lending income	1,152
Total assets	66,363,068

Liabilities:
Payable for:
Upon return of securities loaned	2,223,750
Fund shares redeemed	797,079
Management fees	41,048
Transfer agent and administrative fees	13,683
Investor service fees	13,683
Portfolio accounting fees	5,473
Miscellaneous	103,744
Total liabilities	3,198,460
Net assets	$63,164,608

Net assets consist of:
Paid in capital	$48,667,156
Undistributed net investment income	412,044
Accumulated net realized gain on investments	3,680,452
Net unrealized appreciation on investments	10,404,956
Net assets	$63,164,608
Capital shares outstanding	443,444
Net asset value per share	$142.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$1,514,414
Income from securities lending, net	3,750
Interest	57
Total investment income	1,518,221

Expenses:
Management fees	530,731
Transfer agent and administrative fees	176,911
Investor service fees	176,911
Portfolio accounting fees	70,764
Professional fees	55,528
Custodian fees	8,299
Trustees’ fees*	4,949
Line of credit interest expense	124
Miscellaneous	84,064
Total expenses	1,108,281
Net investment income	409,940

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,003,803
Net realized gain	7,003,803
Net change in unrealized appreciation (depreciation) on:
Investments	(2,168,927)
Net change in unrealized appreciation (depreciation)	(2,168,927)
Net realized and unrealized gain	4,834,876
Net increase in net assets resulting from operations	$5,244,816

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$409,940	$174,969
Net realized gain on investments	7,003,803	7,281,492
Net change in unrealized appreciation (depreciation) on investments	(2,168,927)	8,924,491
Net increase in net assets resulting from operations	5,244,816	16,380,952

Distributions to shareholders from:
Net investment income	(267,364)	—
Net realized gains	(4,344,538)	—
Total distributions to shareholders	(4,611,902)	—

Capital share transactions:
Proceeds from sale of shares	162,025,807	202,720,977
Distributions reinvested	4,611,902	—
Cost of shares redeemed	(178,107,050)	(173,978,316)
Net increase (decrease) from capital share transactions	(11,469,341)	28,742,661
Net increase (decrease) in net assets	(10,836,427)	45,123,613

Net assets:
Beginning of year	74,001,035	28,877,422
End of year	$63,164,608	$74,001,035
Undistributed net investment income at end of year	$412,044	$266,085

Capital share activity:
Shares sold	1,119,849	1,757,975
Shares issued from reinvestment of distributions	32,868	—
Shares redeemed	(1,240,891)	(1,527,730)
Net increase (decrease) in shares	(88,174)	230,245

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$139.20	$95.82	$78.78	$81.39	$68.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.84	.41	.35	.29	.02
Net gain (loss) on investments (realized and unrealized)	14.19	42.97	17.13	(2.88)	13.79
Total from investment operations	15.03	43.38	17.48	(2.59)	13.81
Less distributions from:
Net investment income	(.67)	—	(.44)	(.02)	(.58)
Net realized gains	(11.12)	—	—	—	—
Total distributions	(11.79)	—	(.44)	(.02)	(.58)
Net asset value, end of period	$142.44	$139.20	$95.82	$78.78	$81.39

Total Return[b]	10.94%	45.26%	22.23%	(3.17%)	20.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,165	$74,001	$28,877	$31,547	$29,243
Ratios to average net assets:
Net investment income (loss)	0.58%	0.35%	0.40%	0.35%	0.03%
Total expenses	1.57%	1.54%	1.58%	1.61%	1.55%
Portfolio turnover rate	209%	371%	523%	724%	425%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2014, S&P MidCap 400® Pure Growth Fund returned -1.55%, compared with a return of -0.10% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Health Care sector contributed most to return, followed by the Industrial sector. The leading detractors were the Information Technology sector and the Energy sector.

Keurig Green Mountain, Inc., United Rentals, Inc. and Alaska Air Group, Inc. added the most to return of the underlying index for the year. 3D Systems Corp., SM Energy Co. and Rosetta Resources, Inc. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
ARRIS Group, Inc.	2.4%
Trinity Industries, Inc.	2.4%
Alexander & Baldwin, Inc.	2.3%
JetBlue Airways Corp.	2.3%
Eagle Materials, Inc.	2.3%
Centene Corp.	2.2%
Cadence Design Systems, Inc.	2.2%
Toll Brothers, Inc.	2.1%
SolarWinds, Inc.	2.0%
United Therapeutics Corp.	2.0%
Top Ten Total	22.2%

“Ten Largest Holdings” exclude any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	-1.55%	15.07%	9.67%
S&P MidCap 400 Pure Growth Index	-0.10%	16.75%	11.33%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

24 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 100.6%

CONSUMER, NON-CYCLICAL - 22.1%
Centene Corp.*	6,350	$659,448
United Therapeutics Corp.*	4,622	598,502
Hain Celestial Group, Inc.*	9,340	544,429
WhiteWave Foods Co. — Class A*	12,980	454,170
Salix Pharmaceuticals Ltd.*	3,880	445,967
IDEXX Laboratories, Inc.*	2,490	369,192
Global Payments, Inc.	4,221	340,762
Gartner, Inc.*	3,870	325,893
VCA, Inc.*	6,260	305,300
Live Nation Entertainment, Inc.*	11,330	295,826
Corporate Executive Board Co.	3,721	269,884
STERIS Corp.	3,950	256,158
Service Corporation International	10,140	230,178
SEI Investments Co.	5,500	220,220
MEDNAX, Inc.*	3,310	218,824
Align Technology, Inc.*	3,740	209,103
WEX, Inc.*	1,910	188,937
Charles River Laboratories International, Inc.*	2,917	185,638
Sirona Dental Systems, Inc.*	2,120	185,225
Cooper Companies, Inc.	1,080	175,057
Covance, Inc.*	1,640	170,298
Total Consumer, Non-cyclical		6,649,011

CONSUMER, CYCLICAL - 21.2%
JetBlue Airways Corp.*	43,760	694,033
Toll Brothers, Inc.*	18,565	636,222
NVR, Inc.*	410	522,885
Advance Auto Parts, Inc.	2,950	469,876
Signet Jewelers Ltd.	3,090	406,551
Polaris Industries, Inc.	2,585	390,956
Alaska Air Group, Inc.	6,346	379,237
Foot Locker, Inc.	6,580	369,664
Tempur Sealy International, Inc.*	6,646	364,932
Brunswick Corp.	5,735	293,976
Williams-Sonoma, Inc.	3,490	264,123
Carter’s, Inc.	3,018	263,502
Domino’s Pizza, Inc.	2,727	256,802
LKQ Corp.*	7,947	223,470
Hanesbrands, Inc.	1,971	220,003
Brinker International, Inc.	3,432	201,424
Deckers Outdoor Corp.*	2,146	195,372
HSN, Inc.	2,470	187,720
Total Consumer, Cyclical		6,340,748

FINANCIAL - 18.0%
Alexander & Baldwin, Inc.	17,825	699,809
LaSalle Hotel Properties	12,670	512,755
Extra Space Storage, Inc.	8,510	499,026
Camden Property Trust	6,570	485,129
Jones Lang LaSalle, Inc.	2,900	434,797
RenaissanceRe Holdings Ltd.	3,820	371,380
Duke Realty Corp.	17,100	345,420
Omega Healthcare Investors, Inc.	8,680	339,128
Primerica, Inc.	6,190	335,869
Weingarten Realty Investors	8,120	283,550
Signature Bank*	2,061	259,604
Lamar Advertising Co. — Class A	4,640	248,890
Regency Centers Corp.	3,670	234,073
Kilroy Realty Corp.	2,580	178,201
UDR, Inc.	5,100	157,182
Total Financial		5,384,813

INDUSTRIAL - 14.4%
Trinity Industries, Inc.	25,338	709,738
Eagle Materials, Inc.	9,035	686,931
Packaging Corporation of America	6,300	491,715
Old Dominion Freight Line, Inc.*	5,369	416,849
Wabtec Corp.	4,369	379,622
ITT Corp.	8,470	342,696
Zebra Technologies Corp. — Class A*	3,980	308,092
Landstar System, Inc.	4,050	293,747
Acuity Brands, Inc.	1,810	253,527
Cognex Corp.*	5,545	229,175
Gentex Corp.	5,110	184,624
Total Industrial		4,296,716

TECHNOLOGY - 10.9%
Cadence Design Systems, Inc.*	34,590	656,172
SolarWinds, Inc.*	12,060	600,950
Skyworks Solutions, Inc.	7,000	508,970
Rackspace Hosting, Inc.*	7,200	337,032
Fair Isaac Corp.	3,535	255,581
Ultimate Software Group, Inc.*	1,695	248,851
ACI Worldwide, Inc.*	12,030	242,645
Riverbed Technology, Inc.*	11,150	227,572
Tyler Technologies, Inc.*	1,550	169,632
Total Technology		3,247,405

COMMUNICATIONS - 9.2%
ARRIS Group, Inc.*	23,560	711,276
Fortinet, Inc.*	16,790	514,781
InterDigital, Inc.	8,040	425,316
Equinix, Inc.	1,660	376,372
RF Micro Devices, Inc.*	20,010	331,966
AMC Networks, Inc. — Class A*	3,460	220,644
FactSet Research Systems, Inc.	1,190	167,493
Total Communications		2,747,848

BASIC MATERIALS - 2.5%
Minerals Technologies, Inc.	4,320	300,023
Cytec Industries, Inc.	5,580	257,629
Valspar Corp.	2,310	199,769
Total Basic Materials		757,421

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

ENERGY - 1.2%
Dresser-Rand Group, Inc.*	4,440	$363,192

UTILITIES - 1.1%
UGI Corp.	8,380	318,272

Total Common Stocks
(Cost $27,169,310)		30,105,426

Total Investments - 100.6%
(Cost $27,169,310)		$30,105,426
Other Assets & Liabilities, net - (0.6)%		(178,593)
Total Net Assets - 100.0%		$29,926,833

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $27,169,310)	$30,105,426
Cash	185,900
Receivables:
Dividends	13,660
Securities lending income	1,105
Fund shares sold	253
Total assets	30,306,344

Liabilities:
Payable for:
Securities purchased	166,528
Fund shares redeemed	128,976
Management fees	18,147
Transfer agent and administrative fees	6,049
Investor service fees	6,049
Portfolio accounting fees	2,419
Miscellaneous	51,343
Total liabilities	379,511
Net assets	$29,926,833

Net assets consist of:
Paid in capital	$24,371,704
Undistributed net investment income	1,170
Accumulated net realized gain on investments	2,617,843
Net unrealized appreciation on investments	2,936,116
Net assets	$29,926,833
Capital shares outstanding	878,850
Net asset value per share	$34.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$274,891
Income from securities lending, net	24,179
Interest	35
Total investment income	299,105

Expenses:
Management fees	251,004
Transfer agent and administrative fees	83,668
Investor service fees	83,668
Portfolio accounting fees	33,467
Professional fees	26,338
Custodian fees	3,921
Trustees’ fees*	3,054
Line of credit interest expense	31
Miscellaneous	38,859
Total expenses	524,010
Net investment loss	(224,905)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,244,377
Net realized gain	3,244,377
Net change in unrealized appreciation (depreciation) on:
Investments	(5,223,408)
Net change in unrealized appreciation (depreciation)	(5,223,408)
Net realized and unrealized loss	(1,979,031)
Net decrease in net assets resulting from operations	$(2,203,936)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(224,905)	$(164,144)
Net realized gain on investments	3,244,377	5,721,441
Net change in unrealized appreciation (depreciation) on investments	(5,223,408)	4,411,625
Net increase (decrease) in net assets resulting from operations	(2,203,936)	9,968,922

Distributions to shareholders from:
Net realized gains	(5,584,676)	(3,465,958)
Total distributions to shareholders	(5,584,676)	(3,465,958)

Capital share transactions:
Proceeds from sale of shares	117,743,165	114,968,409
Distributions reinvested	5,584,676	3,465,958
Cost of shares redeemed	(135,312,980)	(107,579,809)
Net increase (decrease) from capital share transactions	(11,985,139)	10,854,558
Net increase (decrease) in net assets	(19,773,751)	17,357,522

Net assets:
Beginning of year	49,700,584	32,343,062
End of year	$29,926,833	$49,700,584
Undistributed net investment income at end of year	$1,170	$—

Capital share activity:
Shares sold	2,806,506	2,895,355
Shares issued from reinvestment of distributions	162,582	84,971
Shares redeemed	(3,245,414)	(2,758,198)
Net increase (decrease) in shares	(276,326)	222,128

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$43.02	$34.66	$36.51	$39.19	$29.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.17)	(.23)	(.52)	(.35)
Net gain (loss) on investments (realized and unrealized)	(.31)	11.79	5.80	.34	9.98
Total from investment operations	(.59)	11.62	5.57	(.18)	9.63
Less distributions from:
Net realized gains	(8.38)	(3.26)	(7.42)	(2.50)	—
Total distributions	(8.38)	(3.26)	(7.42)	(2.50)	—
Net asset value, end of period	$34.05	$43.02	$34.66	$36.51	$39.19

Total Return[b]	(1.55%)	34.05%	16.05%	(0.66%)	32.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,927	$49,701	$32,343	$27,379	$62,178
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(0.43%)	(0.58%)	(1.26%)	(1.06%)
Total expenses	1.57%	1.54%	1.58%	1.61%	1.56%
Portfolio turnover rate	380%	335%	234%	202%	304%
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the year ended December 31, 2014, S&P MidCap 400® Pure Value Fund returned 6.72%, compared with a return of 8.74% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Health Care and Financial sectors contributed most to return. The Energy and Materials sectors detracted most from return.

Health Net, Inc., JetBlue Airways Corp. and Murphy USA, Inc. added the most to return of the underlying index for the year. Tidewater, Inc., KBR, Inc. and Superior Energy Services, Inc. detracted the most from performance of the underlying index for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
AGCO Corp.	2.0%
Domtar Corp.	2.0%
Ingram Micro, Inc. — Class A	1.9%
Reinsurance Group of America, Inc. — Class A	1.9%
Tech Data Corp.	1.9%
Ascena Retail Group, Inc.	1.7%
Avnet, Inc.	1.7%
Arrow Electronics, Inc.	1.7%
Terex Corp.	1.7%
AECOM Technology Corp.	1.6%
Top Ten Total	18.1%

“Ten Largest Holdings” exclude any temporary cash investments.

30 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	6.72%	13.59%	7.16%
S&P MidCap 400 Pure Value Index	8.74%	16.12%	9.32%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	December 31, 2014
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 100.0%

INDUSTRIAL - 24.3%
AGCO Corp.	7,850	$354,820
Tech Data Corp.*	5,116	323,485
Avnet, Inc.	6,885	296,192
Arrow Electronics, Inc.*	5,013	290,202
Terex Corp.	10,390	289,673
AECOM Technology Corp.*	9,326	283,230
KBR, Inc.	15,341	260,030
Tidewater, Inc.	7,628	247,223
Greif, Inc. — Class A	4,630	218,675
Jabil Circuit, Inc.	8,800	192,104
Vishay Intertechnology, Inc.	13,210	186,922
Con-way, Inc.	3,210	157,868
Alliant Techsystems, Inc.	1,340	155,775
Triumph Group, Inc.	1,950	131,079
SPX Corp.	1,460	125,443
Exelis, Inc.	7,142	125,199
Rock-Tenn Co. — Class A	1,750	106,715
Kennametal, Inc.	2,950	105,581
Granite Construction, Inc.	2,440	92,769
Regal-Beloit Corp.	1,210	90,992
TimkenSteel Corp.	2,200	81,466
Bemis Company, Inc.	1,670	75,501
Timken Co.	1,520	64,874
Total Industrial		4,255,818

FINANCIAL - 19.5%
Reinsurance Group of America, Inc. — Class A	3,756	329,101
Old Republic International Corp.	17,060	249,588
Hanover Insurance Group, Inc.	3,429	244,556
Kemper Corp.	6,275	226,590
Aspen Insurance Holdings Ltd.	5,075	222,133
American Financial Group, Inc.	3,074	186,653
First American Financial Corp.	5,070	171,873
StanCorp Financial Group, Inc.	2,286	159,700
Everest Re Group Ltd.	914	155,654
Astoria Financial Corp.	10,771	143,901
FirstMerit Corp.	6,020	113,718
Trustmark Corp.	4,590	112,639
International Bancshares Corp.	4,186	111,096
Associated Banc-Corp.	5,930	110,476
Mercury General Corp.	1,940	109,940
Fulton Financial Corp.	8,780	108,520
Hancock Holding Co.	3,289	100,972
Umpqua Holdings Corp.	5,750	97,808
Washington Federal, Inc.	4,210	93,252
HCC Insurance Holdings, Inc.	1,671	89,432
TCF Financial Corp.	4,500	71,505
Valley National Bancorp	7,105	68,990
Prosperity Bancshares, Inc.	1,200	66,432
New York Community Bancorp, Inc.	3,930	62,880
Total Financial		3,407,409

ENERGY - 15.0%
HollyFrontier Corp.	7,466	279,826
Patterson-UTI Energy, Inc.	14,640	242,878
Unit Corp.*	6,491	221,343
Rowan Companies plc — Class A	9,435	220,024
Superior Energy Services, Inc.	10,433	210,225
Western Refining, Inc.	5,090	192,300
Atwood Oceanics, Inc.	6,420	182,135
Murphy USA, Inc.*	2,565	176,626
CARBO Ceramics, Inc.1	4,200	168,210
NOW, Inc.*	6,310	162,356
SM Energy Co.	3,630	140,045
Peabody Energy Corp.	15,870	122,834
Rosetta Resources, Inc.*	5,448	121,545
Oil States International, Inc.*	2,030	99,267
Helix Energy Solutions Group, Inc.*	3,260	70,742
Total Energy		2,610,356

CONSUMER, NON-CYCLICAL - 12.4%
ManpowerGroup, Inc.	3,671	250,252
Community Health Systems, Inc.*	4,365	235,361
Rent-A-Center, Inc.	6,460	234,627
Halyard Health, Inc.*	4,740	215,528
WellCare Health Plans, Inc.*	2,485	203,920
Owens & Minor, Inc.	5,493	192,859
Health Net, Inc.*	3,599	192,654
RR Donnelley & Sons Co.	10,260	172,419
FTI Consulting, Inc.*	3,110	120,139
Dean Foods Co.	6,168	119,536
United Natural Foods, Inc.*	1,481	114,518
Aaron’s, Inc.	3,475	106,231
Total Consumer, Non-cyclical		2,158,044

CONSUMER, CYCLICAL - 11.7%
Ingram Micro, Inc. — Class A*	11,938	329,966
Ascena Retail Group, Inc.*	23,865	299,743
World Fuel Services Corp.	4,896	229,769
MDC Holdings, Inc.	8,115	214,804
Oshkosh Corp.	4,010	195,087
Abercrombie & Fitch Co. — Class A	6,576	188,337
CST Brands, Inc.	3,155	137,590
Guess?, Inc.	5,720	120,578
JC Penney Company, Inc.*,1	15,675	101,574
International Speedway Corp. — Class A	2,860	90,519
Office Depot, Inc.*	8,860	75,975
ANN, Inc.*	1,825	66,576
Total Consumer, Cyclical		2,050,518

BASIC MATERIALS - 8.5%
Domtar Corp.	8,475	340,865
Reliance Steel & Aluminum Co.	4,340	265,911
Commercial Metals Co.	15,877	258,636
United States Steel Corp.	8,700	232,638
Cabot Corp.	3,952	173,335

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

Steel Dynamics, Inc.	6,216	$122,704
Olin Corp.	4,125	93,926
Total Basic Materials		1,488,015

UTILITIES - 3.6%
ONE Gas, Inc.	3,300	136,026
Great Plains Energy, Inc.	4,497	127,760
Hawaiian Electric Industries, Inc.1	3,474	116,310
MDU Resources Group, Inc.	4,690	110,215
Atmos Energy Corp.	1,395	77,757
WGL Holdings, Inc.	1,226	66,964
Total Utilities		635,032

TECHNOLOGY - 2.5%
Advanced Micro Devices, Inc.*,1	50,590	135,075
Lexmark International, Inc. — Class A	3,055	126,080
NCR Corp.*	3,020	88,003
Convergys Corp.	4,115	83,823
Total Technology		432,981

COMMUNICATIONS - 2.4%
Telephone & Data Systems, Inc.	8,674	219,018
Time, Inc.	7,970	196,142
Total Communications		415,160

Total Common Stocks
(Cost $14,424,944)		17,453,333

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 2.0%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$216,236	216,236
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	87,395	87,395
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	41,445	41,445
Total Securities Lending Collateral
(Cost $345,076)		345,076

Total Investments - 102.0%
(Cost $14,770,020)		$17,798,409
Other Assets & Liabilities, net - (2.0)%		(338,706)
Total Net Assets - 100.0%		$17,459,703

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 6.
2	Securities lending collateral — See Note 6.
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $325,461 of securities loaned (cost $14,424,944)	$17,453,333
Repurchase agreements, at value (cost $345,076)	345,076
Total investments (cost $14,770,020)	17,798,409
Cash	133,042
Segregated cash with broker	899
Receivables:
Dividends	13,924
Securities lending income	341
Total assets	17,946,615

Liabilities:
Payable for:
Upon return of securities loaned	345,975
Fund shares redeemed	83,133
Management fees	10,410
Transfer agent and administrative fees	3,470
Investor service fees	3,470
Portfolio accounting fees	1,388
Miscellaneous	39,066
Total liabilities	486,912
Net assets	$17,459,703

Net assets consist of:
Paid in capital	$14,109,875
Undistributed net investment income	21,051
Accumulated net realized gain on investments	300,388
Net unrealized appreciation on investments	3,028,389
Net assets	$17,459,703
Capital shares outstanding	162,316
Net asset value per share	$107.57

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$419,252
Income from securities lending, net	4,722
Interest	24
Total investment income	423,998

Expenses:
Management fees	192,860
Transfer agent and administrative fees	64,287
Investor service fees	64,287
Portfolio accounting fees	25,715
Custodian fees	3,019
Trustees’ fees*	2,196
Line of credit interest expense	159
Miscellaneous	50,424
Total expenses	402,947
Net investment income	21,051

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,861,411
Net realized gain	1,861,411
Net change in unrealized appreciation (depreciation) on:
Investments	(1,877,961)
Net change in unrealized appreciation (depreciation)	(1,877,961)
Net realized and unrealized loss	(16,550)
Net increase in net assets resulting from operations	$4,501

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,051	$11,771
Net realized gain on investments	1,861,411	2,975,222
Net change in unrealized appreciation (depreciation) on investments	(1,877,961)	3,275,418
Net increase in net assets resulting from operations	4,501	6,262,411

Distributions to shareholders from:
Net investment income	(11,771)	(21,268)
Net realized gains	(2,117,609)	—
Total distributions to shareholders	(2,129,380)	(21,268)

Capital share transactions:
Proceeds from sale of shares	91,748,943	145,525,501
Distributions reinvested	2,129,380	21,268
Cost of shares redeemed	(102,450,191)	(137,803,041)
Net increase (decrease) from capital share transactions	(8,571,868)	7,743,728
Net increase (decrease) in net assets	(10,696,747)	13,984,871

Net assets:
Beginning of year	28,156,450	14,171,579
End of year	$17,459,703	$28,156,450
Undistributed net investment income at end of year	$21,051	$11,771

Capital share activity:
Shares sold	779,290	1,414,891
Shares issued from reinvestment of distributions	20,286	188
Shares redeemed	(877,716)	(1,338,851)
Net increase (decrease) in shares	(78,140)	76,228

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$117.10	$86.29	$73.77	$79.45	$66.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.05	.11	(.01)	(.03)
Net gain (loss) on investments (realized and unrealized)	7.35	30.85	12.41	(5.67)	13.44
Total from investment operations	7.45	30.90	12.52	(5.68)	13.41
Less distributions from:
Net investment income	(.09)	(.09)	—	—	(.79)
Net realized gains	(16.89)	—	—	—	—
Total distributions	(16.98)	(.09)	—	—	(.79)
Net asset value, end of period	$107.57	$117.10	$86.29	$73.77	$79.45

Total Return[b]	6.72%	35.80%	16.99%	(7.15%)	20.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,460	$28,156	$14,172	$22,900	$15,875
Ratios to average net assets:
Net investment income (loss)	0.08%	0.04%	0.14%	(0.01%)	(0.05%)
Total expenses	1.57%	1.54%	1.58%	1.61%	1.54%
Portfolio turnover rate	353%	499%	290%	334%	250%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the year ended December 31, 2014, S&P SmallCap 600® Pure Growth Fund return was 0.00%, compared with a gain of 1.73% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The Health Care sector and the Industrial sector contributed most to return of the underlying index for the year. The Energy sector detracted most, followed by the Financial sector.

The best-performing stocks of the underlying index were Questor Pharmaceuticals, Inc., Akorn, Inc. and TASER International, Inc. The weakest performers of the underlying index were DXP Enterprises, Inc., Blucora, Inc. and Stone Energy Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Take-Two Interactive Software, Inc.	1.8%
Lannett Company, Inc.	1.7%
TASER International, Inc.	1.7%
Synergy Resources Corp.	1.6%
Chesapeake Lodging Trust	1.5%
Carrizo Oil & Gas, Inc.	1.4%
Synchronoss Technologies, Inc.	1.4%
Sabra Health Care REIT, Inc.	1.3%
General Communication, Inc. — Class A	1.3%
Universal Insurance Holdings, Inc.	1.2%
Top Ten Total	14.9%

“Ten Largest Holdings” exclude any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	0.00%	15.20%	7.39%
S&P SmallCap 600 Pure Growth Index	1.73%	17.49%	9.42%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

38 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.6%

FINANCIAL - 22.3%
Chesapeake Lodging Trust	10,090	$375,449
Sabra Health Care REIT, Inc.	10,992	333,827
Universal Insurance Holdings, Inc.	14,750	301,638
DiamondRock Hospitality Co.	18,290	271,972
CoreSite Realty Corp.	6,821	266,360
Bank Mutual Corp.	36,000	246,960
HFF, Inc. — Class A	6,686	240,161
American Assets Trust, Inc.	5,830	232,092
Universal Health Realty Income Trust	4,144	199,409
Post Properties, Inc.	3,380	198,642
Associated Estates Realty Corp.	8,470	196,589
Glacier Bancorp, Inc.	6,844	190,058
Boston Private Financial Holdings, Inc.	13,750	185,213
First Midwest Bancorp, Inc.	10,395	177,858
Retail Opportunity Investments Corp.	10,095	169,495
MB Financial, Inc.	5,099	167,553
HCI Group, Inc.	3,635	157,177
Home BancShares, Inc.	4,799	154,336
PRA Group, Inc.*	2,628	152,240
Medical Properties Trust, Inc.	10,970	151,167
Enova International, Inc.*	6,360	141,574
PrivateBancorp, Inc. — Class A	4,207	140,514
Bank of the Ozarks, Inc.	3,684	139,697
BofI Holding, Inc.*	1,705	132,666
Education Realty Trust, Inc.	3,350	122,577
Sovran Self Storage, Inc.	1,400	122,108
Inland Real Estate Corp.	10,480	114,756
Healthcare Realty Trust, Inc.	4,160	113,651
Pinnacle Financial Partners, Inc.	2,656	105,018
Cousins Properties, Inc.	8,040	91,817
CareTrust REIT, Inc.	5,790	71,391
Total Financial		5,663,965

CONSUMER, NON-CYCLICAL - 20.4%
Lannett Company, Inc.*	10,240	439,091
ExamWorks Group, Inc.*	6,710	279,069
On Assignment, Inc.*	8,339	276,770
Molina Healthcare, Inc.*	5,110	273,538
PAREXEL International Corp.*	4,750	263,910
Akorn, Inc.*	6,572	237,906
ABIOMED, Inc.*	5,795	220,558
Repligen Corp.*	10,799	213,820
Depomed, Inc.*	13,140	211,685
Natus Medical, Inc.*	5,774	208,094
Calavo Growers, Inc.	4,189	198,140
AMN Healthcare Services, Inc.*	9,810	192,276
Cal-Maine Foods, Inc.	4,490	175,245
Boston Beer Company, Inc. — Class A*	594	171,987
Anika Therapeutics, Inc.*	4,205	171,312
Cynosure, Inc. — Class A*	6,080	166,714
Ensign Group, Inc.	3,423	151,947
Chemed Corp.	1,400	147,938
Abaxis, Inc.	2,600	147,758
Albany Molecular Research, Inc.*	8,600	140,008
Snyder’s-Lance, Inc.	4,360	133,198
Ligand Pharmaceuticals, Inc. — Class B*	2,493	132,653
Cambrex Corp.*	4,836	104,554
Helen of Troy Ltd.*	1,530	99,542
Cantel Medical Corp.	2,215	95,821
Affymetrix, Inc.*	9,250	91,298
Impax Laboratories, Inc.*	2,810	89,021
Gentiva Health Services, Inc.*	4,070	77,534
J&J Snack Foods Corp.	701	76,248
Global Payments, Inc.	1	81
Total Consumer, Non-cyclical		5,187,716

CONSUMER, CYCLICAL - 16.3%
Meritage Homes Corp.*	7,700	277,123
Skechers U.S.A., Inc. — Class A*	4,910	271,277
Standard Pacific Corp.*	35,110	255,952
G-III Apparel Group Ltd.*	2,380	240,404
Ryland Group, Inc.	5,700	219,792
DTS, Inc.*	7,140	219,555
Pinnacle Entertainment, Inc.*	9,700	215,825
Buffalo Wild Wings, Inc.*	1,102	198,778
Zumiez, Inc.*	5,040	194,695
BJ’s Restaurants, Inc.*	3,570	179,249
Allegiant Travel Co. — Class A	1,162	174,683
Papa John’s International, Inc.	3,017	168,349
Winnebago Industries, Inc.	7,447	162,047
Outerwall, Inc.*	2,130	160,219
Select Comfort Corp.*	5,900	159,477
Sonic Corp.	5,565	151,535
Universal Electronics, Inc.*	2,092	136,043
Iconix Brand Group, Inc.*	3,995	134,991
Texas Roadhouse, Inc. — Class A	3,783	127,714
Jack in the Box, Inc.	1,500	119,940
Wolverine World Wide, Inc.	3,995	117,733
Marriott Vacations Worldwide Corp.	1,370	102,120
Francesca’s Holdings Corp.*	4,950	82,665
Scientific Games Corp. — Class A*	6,024	76,686
Total Consumer, Cyclical		4,146,852

INDUSTRIAL - 13.7%
TASER International, Inc.*,1	16,490	436,655
ArcBest Corp.	6,390	296,305
Methode Electronics, Inc.	7,465	272,547
PGT, Inc.*	27,008	260,087
Heartland Express, Inc.	9,440	254,975
Lydall, Inc.*	7,240	237,617
Apogee Enterprises, Inc.	5,540	234,730
Bel Fuse, Inc. — Class B	7,351	200,976
Hillenbrand, Inc.	5,664	195,408
Saia, Inc.*	3,205	177,429
Headwaters, Inc.*	11,670	174,933

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

Knight Transportation, Inc.	5,120	$172,339
US Ecology, Inc.	4,220	169,306
Curtiss-Wright Corp.	1,810	127,768
AZZ, Inc.	1,995	93,605
Matson, Inc.	2,700	93,204
Forward Air Corp.	1,570	79,081
Total Industrial		3,476,965

TECHNOLOGY - 12.6%
Take-Two Interactive Software, Inc.*	16,170	453,245
Synchronoss Technologies, Inc.*	8,280	346,601
Omnicell, Inc.*	7,605	251,877
Super Micro Computer, Inc.*	6,090	212,419
iGATE Corp.*	5,330	210,429
MAXIMUS, Inc.	3,801	208,447
Manhattan Associates, Inc.*	4,939	201,116
Synaptics, Inc.*	2,556	175,955
NetScout Systems, Inc.*	4,470	163,334
Monolithic Power Systems, Inc.	3,140	156,184
Tessera Technologies, Inc.	4,320	154,483
Dealertrack Technologies, Inc.*	3,088	136,829
Virtusa Corp.*	3,270	136,261
Digital River, Inc.*	5,200	128,596
Electronics for Imaging, Inc.*	2,405	103,006
Blackbaud, Inc.	2,370	102,526
MicroStrategy, Inc. — Class A*	374	60,738
Total Technology		3,202,046

COMMUNICATIONS - 6.5%
General Communication, Inc. — Class A*	23,640	325,050
Dice Holdings, Inc.*	24,940	249,649
LogMeIn, Inc.*	4,820	237,819
comScore, Inc.*	3,885	180,381
j2 Global, Inc.	2,889	179,118
EW Scripps Co. — Class A*	6,126	136,916
Consolidated Communications Holdings, Inc.	4,620	128,575
VASCO Data Security International, Inc.*	4,440	125,252
ViaSat, Inc.*	1,240	78,157
Total Communications		1,640,917

ENERGY - 4.3%
Synergy Resources Corp.*	32,226	404,113
Carrizo Oil & Gas, Inc.*	8,435	350,896
Flotek Industries, Inc.*	9,520	178,310
PetroQuest Energy, Inc.*	40,640	151,994
Total Energy		1,085,313

BASIC MATERIALS - 3.5%
KapStone Paper and Packaging Corp.	6,927	203,031
US Silica Holdings, Inc.	6,348	163,080
Century Aluminum Co.*	6,300	153,720
Deltic Timber Corp.	2,201	150,548
Neenah Paper, Inc.	1,910	115,116
Balchem Corp.	1,430	95,295
Total Basic Materials		880,790

Total Common Stocks
(Cost $22,436,265)		25,284,564

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 1.4%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$225,751	225,751
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	91,241	91,241
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	43,269	43,269
Total Securities Lending Collateral
(Cost $360,261)		360,261

Total Investments - 101.0%
(Cost $22,796,526)		$25,644,825
Other Assets & Liabilities, net - (1.0)%		(265,639)
Total Net Assets - 100.0%		$25,379,185

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 6.
2	Securities lending collateral — See Note 6.
REIT — Real Estate Investment Trust

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $341,592 of securities loaned (cost $22,436,265)	$25,284,564
Repurchase agreements, at value (cost $360,261)	360,261
Total investments (cost $22,796,526)	25,644,825
Cash	184,685
Segregated cash with broker	939
Receivables:
Securities sold	1,490,750
Fund shares sold	86,035
Dividends	20,555
Securities lending income	324
Total assets	27,428,113

Liabilities:
Payable for:
Fund shares redeemed	1,620,691
Upon return of securities loaned	361,200
Management fees	15,158
Transfer agent and administrative fees	5,053
Investor service fees	5,053
Portfolio accounting fees	2,021
Miscellaneous	39,752
Total liabilities	2,048,928
Net assets	$25,379,185

Net assets consist of:
Paid in capital	$20,027,370
Undistributed net investment income	—
Accumulated net realized gain on investments	2,503,516
Net unrealized appreciation on investments	2,848,299
Net assets	$25,379,185
Capital shares outstanding	555,760
Net asset value per share	$45.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $430)	$175,770
Income from securities lending, net	5,870
Interest	24
Total investment income	181,664

Expenses:
Management fees	189,894
Transfer agent and administrative fees	63,298
Investor service fees	63,298
Portfolio accounting fees	25,319
Custodian fees	2,963
Trustees’ fees*	2,362
Line of credit interest expense	59
Miscellaneous	49,072
Total expenses	396,265
Net investment loss	(214,601)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,388,248
Net realized gain	3,388,248
Net change in unrealized appreciation (depreciation) on:
Investments	(5,033,081)
Net change in unrealized appreciation (depreciation)	(5,033,081)
Net realized and unrealized loss	(1,644,833)
Net decrease in net assets resulting from operations	$(1,859,434)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(214,601)	$(247,058)
Net realized gain on investments	3,388,248	4,732,382
Net change in unrealized appreciation (depreciation) on investments	(5,033,081)	5,876,200
Net increase (decrease) in net assets resulting from operations	(1,859,434)	10,361,524

Distributions to shareholders from:
Net investment income	—	(2,459,263)
Total distributions to shareholders	—	(2,459,263)

Capital share transactions:
Proceeds from sale of shares	66,656,683	118,899,624
Distributions reinvested	—	2,459,263
Cost of shares redeemed	(87,910,215)	(98,576,545)
Net increase (decrease) from capital share transactions	(21,253,532)	22,782,342
Net increase (decrease) in net assets	(23,112,966)	30,684,603

Net assets:
Beginning of year	48,492,151	17,807,548
End of year	$25,379,185	$48,492,151
Undistributed net investment income/Accumulated net investment loss at end of year	$—	$(6,293)

Capital share activity:
Shares sold	1,493,740	2,882,063
Shares issued from reinvestment of distributions	—	56,315
Shares redeemed	(1,999,885)	(2,397,157)
Net increase (decrease) in shares	(506,145)	541,221

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$45.67	$34.20	$30.92	$29.87	$23.82
Income (loss) from investment operations:
Net investment income (loss)[a]	(.38)	(.32)	(.04)	(.40)	(.25)
Net gain (loss) on investments (realized and unrealized)	.38	14.34	3.32	1.45	6.30
Total from investment operations	—	14.02	3.28	1.05	6.05
Less distributions from:
Net realized gains	—	(2.55)	—	—	—
Total distributions	—	(2.55)	—	—	—
Net asset value, end of period	$45.67	$45.67	$34.20	$30.92	$29.87

Total Return[b]	0.00%	41.30%	10.61%	3.52%	25.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,379	$48,492	$17,808	$23,086	$27,919
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(0.78%)	(0.13%)	(1.28%)	(0.96%)
Total expenses	1.57%	1.54%	1.58%	1.61%	1.57%
Portfolio turnover rate	268%	350%	291%	358%	529%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the year ended December 31, 2014, S&P SmallCap 600® Pure Value Fund returned 1.31%, compared with a return of 3.09% for the underlying index. The Fund maintained a daily correlation of over 99% to its benchmark for the period.

The sectors contributing the most to return were the Financials sector and the Health Care sector. The Energy sector and Consumer Discretionary sector detracted most from return.

The stocks contributing the most to return of the underlying index were Century Aluminum Co., Perry Ellis International, Inc. and Super Micro Computer, Inc. Those detracting the most from return of the underlying index were Swift Energy Co., VOXX International Corp. Class A and Cloud Peak Energy, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Meadowbrook Insurance Group, Inc.	1.5%
Cash America International, Inc.	1.3%
Olympic Steel, Inc.	1.3%
Universal Corp.	1.3%
Central Garden and Pet Co. — Class A	1.2%
Pioneer Energy Services Corp.	1.2%
Kelly Services, Inc. — Class A	1.2%
SkyWest, Inc.	1.2%
Basic Energy Services, Inc.	1.1%
TTM Technologies, Inc.	1.1%
Top Ten Total	12.4%

“Ten Largest Holdings” exclude any temporary cash investments.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	1.31%	14.56%	5.94%
S&P SmallCap 600 Pure Value Index	3.09%	16.87%	8.65%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	December 31, 2014
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.6%

INDUSTRIAL - 20.4%
Olympic Steel, Inc.	10,185	$181,089
TTM Technologies, Inc.*	21,455	161,556
Benchmark Electronics, Inc.*	6,325	160,908
Gibraltar Industries, Inc.*	8,894	144,616
AAR Corp.	5,049	140,261
Atlas Air Worldwide Holdings, Inc.*	2,830	139,519
Universal Forest Products, Inc.	2,378	126,510
Griffon Corp.	9,464	125,871
Sanmina Corp.*	4,794	112,803
Aegion Corp. — Class A*	5,853	108,924
Roadrunner Transportation Systems, Inc.*	4,550	106,243
Hornbeck Offshore Services, Inc.*	4,060	101,378
Comfort Systems USA, Inc.	5,630	96,386
EMCOR Group, Inc.	2,071	92,139
Tredegar Corp.	4,060	91,309
Briggs & Stratton Corp.	4,305	87,908
RTI International Metals, Inc.*	3,383	85,455
Plexus Corp.*	2,045	84,274
Hub Group, Inc. — Class A*	2,139	81,453
Fabrinet*	4,090	72,557
Encore Wire Corp.	1,860	69,434
National Presto Industries, Inc.	1,083	62,857
Celadon Group, Inc.	2,560	58,086
Kaman Corp.	1,440	57,730
Powell Industries, Inc.	1,160	56,921
AM Castle & Co.*	7,054	56,291
DXP Enterprises, Inc.*	1,050	53,057
II-VI, Inc.*	3,590	49,004
General Cable Corp.	3,230	48,127
Tetra Tech, Inc.	1,400	37,380
Astec Industries, Inc.	923	36,283
LSB Industries, Inc.*	1,090	34,270
Total Industrial		2,920,599

CONSUMER, CYCLICAL - 18.1%
Cash America International, Inc.	8,360	189,104
SkyWest, Inc.	12,491	165,880
EZCORP, Inc. — Class A*	12,979	152,503
Pep Boys-Manny Moe & Jack*	15,222	149,480
M/I Homes, Inc.*	6,120	140,515
Big 5 Sporting Goods Corp.	8,854	129,534
ScanSource, Inc.*	3,031	121,726
Titan International, Inc.	10,588	112,551
United Stationers, Inc.	2,613	110,164
Stage Stores, Inc.	5,240	108,468
Sonic Automotive, Inc. — Class A	3,784	102,319
Fred’s, Inc. — Class A	5,774	100,525
Perry Ellis International, Inc.*	3,604	93,452
Superior Industries International, Inc.	4,722	93,448
VOXX International Corp. — Class A*	8,446	73,987
Biglari Holdings, Inc.*	179	71,512
Ruby Tuesday, Inc.*	10,425	71,307
Arctic Cat, Inc.	1,950	69,225
Haverty Furniture Companies, Inc.	3,090	68,011
Stein Mart, Inc.	4,326	63,246
Barnes & Noble, Inc.*	2,697	62,624
Casey’s General Stores, Inc.	679	61,327
Unifi, Inc.*	1,970	58,568
Marcus Corp.	2,905	53,772
Genesco, Inc.*	580	44,440
Callaway Golf Co.	5,700	43,890
Children’s Place, Inc.	715	40,755
Movado Group, Inc.	1,160	32,909
Total Consumer, Cyclical		2,585,242

CONSUMER, NON-CYCLICAL - 16.9%
Universal Corp.	4,100	180,318
Central Garden and Pet Co. — Class A*	18,642	178,031
Kelly Services, Inc. — Class A	9,836	167,409
Seneca Foods Corp. — Class A*	5,808	156,990
CDI Corp.	7,592	134,454
SpartanNash Co.	4,877	127,485
Viad Corp.	4,778	127,381
ABM Industries, Inc.	3,874	110,990
Monster Worldwide, Inc.*	23,939	110,598
Magellan Health, Inc.*	1,760	105,653
Andersons, Inc.	1,949	103,570
PharMerica Corp.*	4,934	102,183
LHC Group, Inc.*	3,261	101,678
Kindred Healthcare, Inc.	5,540	100,717
Almost Family, Inc.*	3,394	98,256
Hanger, Inc.*	4,070	89,133
Brink’s Co.	3,420	83,482
TrueBlue, Inc.*	3,460	76,985
Invacare Corp.	4,546	76,191
Alliance One International, Inc.*	47,321	74,767
Insperity, Inc.	1,849	62,663
Heidrick & Struggles International, Inc.	2,143	49,396
Total Consumer, Non-cyclical		2,418,330

ENERGY - 16.6%
Pioneer Energy Services Corp.*	31,310	173,458
Basic Energy Services, Inc.*	23,340	163,613
Cloud Peak Energy, Inc.*	15,990	146,788
Green Plains, Inc.	5,604	138,867
Swift Energy Co.*,1	32,820	132,921
Gulf Island Fabrication, Inc.	6,213	120,470
C&J Energy Services, Inc.*	9,000	118,890
Penn Virginia Corp.*	17,400	116,232
TETRA Technologies, Inc.*	16,130	107,748
Matrix Service Co.*	4,650	103,788
Gulfmark Offshore, Inc. — Class A	4,010	97,924
ION Geophysical Corp.*	34,970	96,168
Northern Oil and Gas, Inc.*,1	16,240	91,756
Stone Energy Corp.*	5,020	84,738

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

SEACOR Holdings, Inc.*	1,080	$79,715
Rex Energy Corp.*,1	13,910	70,941
Tesco Corp.	5,370	68,843
Newpark Resources, Inc.*	6,882	65,654
Geospace Technologies Corp.*	2,470	65,455
Comstock Resources, Inc.1	8,720	59,383
Exterran Holdings, Inc.	1,639	53,399
Paragon Offshore plc1	17,700	49,029
Arch Coal, Inc.1	26,742	47,601
PDC Energy, Inc.*	1,100	45,397
FutureFuel Corp.	3,340	43,487
Bristow Group, Inc.	560	36,842
Total Energy		2,379,107

FINANCIAL - 10.8%
Meadowbrook Insurance Group, Inc.	24,819	209,968
Stewart Information Services Corp.	3,479	128,861
United Fire Group, Inc.	4,045	120,258
Employers Holdings, Inc.	4,860	114,259
Infinity Property & Casualty Corp.	1,240	95,802
Selective Insurance Group, Inc.	3,272	88,900
Navigators Group, Inc.*	1,125	82,508
Horace Mann Educators Corp.	2,421	80,329
OFG Bancorp	4,820	80,253
Calamos Asset Management, Inc. — Class A	5,427	72,288
Forestar Group, Inc.*	4,580	70,532
First BanCorp*	11,850	69,560
Susquehanna Bancshares, Inc.	4,237	56,903
Safety Insurance Group, Inc.	829	53,064
Provident Financial Services, Inc.	2,740	49,484
Wintrust Financial Corp.	900	42,084
Capstead Mortgage Corp.	2,909	35,723
Old National Bancorp	2,216	32,974
ProAssurance Corp.	730	32,960
Central Pacific Financial Corp.	1,480	31,820
Total Financial		1,548,530

BASIC MATERIALS - 6.3%
Kraton Performance Polymers, Inc.*	6,124	127,318
OM Group, Inc.	3,696	110,141
Stepan Co.	2,520	101,002
Zep, Inc.	6,496	98,414
Veritiv Corp.*	1,890	98,034
A. Schulman, Inc.	2,070	83,897
PH Glatfelter Co.	2,940	75,176
Materion Corp.	1,991	70,143
Kaiser Aluminum Corp.	890	63,573
Koppers Holdings, Inc.	1,537	39,931
American Vanguard Corp.	3,200	37,184
Total Basic Materials		904,813

TECHNOLOGY - 5.6%
Insight Enterprises, Inc.*	5,555	143,818
Ciber, Inc.*	32,931	116,905
SYNNEX Corp.	1,445	112,941
Engility Holdings, Inc.*	2,140	91,592
Digi International, Inc.*	9,350	86,862
ManTech International Corp. — Class A	2,725	82,377
CACI International, Inc. — Class A*	882	76,011
Sykes Enterprises, Inc.*	2,260	53,042
Cohu, Inc.	3,610	42,959
Total Technology		806,507

COMMUNICATIONS - 4.4%
Liquidity Services, Inc.*	15,460	126,308
Harte-Hanks, Inc.	13,590	105,187
Anixter International, Inc.*	1,002	88,638
Scholastic Corp.	2,194	79,905
Blucora, Inc.*	5,660	78,391
Spok Holdings, Inc.	2,301	39,945
NETGEAR, Inc.*	1,091	38,818
NTELOS Holdings Corp.	8,690	36,411
Black Box Corp.	1,326	31,691
Total Communications		625,294

UTILITIES - 0.5%
Laclede Group, Inc.	624	33,197
Avista Corp.	922	32,593
Total Utilities		65,790

Total Common Stocks
(Cost $12,207,842)		14,254,212

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
S&P SMALLCAP 600® PURE VALUE FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 2.2%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$200,688	$200,688
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	81,112	81,112
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	38,465	38,465
Total Securities Lending Collateral
(Cost $320,265)		320,265

Total Investments - 101.8%
(Cost $12,528,107)		$14,574,477
Other Assets & Liabilities, net - (1.8)%		(256,157)
Total Net Assets - 100.0%		$14,318,320

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 6.
2	Securities lending collateral — See Note 6.
plc — Public Limited Company

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $291,895 of securities loaned (cost $12,207,842)	$14,254,212
Repurchase agreements, at value (cost $320,265)	320,265
Total investments (cost $12,528,107)	14,574,477
Cash	101,834
Segregated cash with broker	835
Receivables:
Securities sold	1,456,405
Dividends	10,387
Securities lending income	277
Total assets	16,144,215

Liabilities:
Payable for:
Fund shares redeemed	989,995
Securities purchased	473,583
Upon return of securities loaned	321,100
Management fees	8,425
Transfer agent and administrative fees	2,808
Investor service fees	2,808
Portfolio accounting fees	1,124
Miscellaneous	26,052
Total liabilities	1,825,895
Net assets	$14,318,320

Net assets consist of:
Paid in capital	$13,927,192
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,655,242)
Net unrealized appreciation on investments	2,046,370
Net assets	$14,318,320
Capital shares outstanding	108,931
Net asset value per share	$131.44

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$180,734
Income from securities lending, net	4,489
Interest	16
Total investment income	185,239

Expenses:
Management fees	130,718
Transfer agent and administrative fees	43,573
Investor service fees	43,573
Portfolio accounting fees	17,429
Custodian fees	2,040
Trustees’ fees*	1,650
Line of credit interest expense	49
Miscellaneous	33,827
Total expenses	272,859
Net investment loss	(87,620)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,215,771
Net realized gain	2,215,771
Net change in unrealized appreciation (depreciation) on:
Investments	(2,654,727)
Net change in unrealized appreciation (depreciation)	(2,654,727)
Net realized and unrealized loss	(438,956)
Net decrease in net assets resulting from operations	$(526,576)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(87,620)	$(91,532)
Net realized gain on investments	2,215,771	3,675,693
Net change in unrealized appreciation (depreciation) on investments	(2,654,727)	3,160,696
Net increase (decrease) in net assets resulting from operations	(526,576)	6,744,857

Distributions to shareholders from:
Net realized gains	(2,527,173)	(94,498)
Total distributions to shareholders	(2,527,173)	(94,498)

Capital share transactions:
Proceeds from sale of shares	26,909,785	62,330,569
Distributions reinvested	2,527,173	94,498
Cost of shares redeemed	(41,640,301)	(55,677,571)
Net increase (decrease) from capital share transactions	(12,203,343)	6,747,496
Net increase (decrease) in net assets	(15,257,092)	13,397,855

Net assets:
Beginning of year	29,575,412	16,177,557
End of year	$14,318,320	$29,575,412
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	178,026	462,980
Shares issued from reinvestment of distributions	19,420	634
Shares redeemed	(275,447)	(422,196)
Net increase (decrease) in shares	(78,001)	41,418

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$158.21	$111.18	$92.36	$101.98	$81.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.77)	(.58)	(.22)	(.73)	(.56)
Net gain (loss) on investments (realized and unrealized)	2.56	48.15	19.04	(8.89)	21.02
Total from investment operations	1.79	47.57	18.82	(9.62)	20.46
Less distributions from:
Net realized gains	(28.56)	(.54)	—	—	—
Total distributions	(28.56)	(.54)	—	—	—
Net asset value, end of period	$131.44	$158.21	$111.18	$92.36	$101.98

Total Return[b]	1.31%	42.83%	20.38%	(9.44%)	25.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,318	$29,575	$16,178	$12,757	$17,228
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.43%)	(0.22%)	(0.75%)	(0.61%)
Total expenses	1.57%	1.54%	1.58%	1.62%	1.55%
Portfolio turnover rate	144%	260%	318%	404%	526%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

For the year ended December 31, 2014, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the underlying index. Europe 1.25x Strategy Fund returned -12.49% while the underlying index returned -6.76% over the same period.

The sectors contributing the most to return of the underlying index were Health Care and Utilities. The sectors detracting most were Financials and Energy.

The stocks contributing most to performance of the underlying index were Novartis AG, Royal Dutch Shell plc Class A and AstraZeneca plc. Those detracting the most from return of the underlying index were BG Group plc, BP plc and Tesco plc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Nestle S.A. ADR	5.3%
Novartis AG ADR	5.3%
Roche Holding AG ADR	4.2%
HSBC Holdings plc ADR	4.1%
Royal Dutch Shell plc — Class A ADR	3.0%
Total S.A. ADR	2.8%
BP plc ADR	2.6%
Bayer AG ADR	2.6%
Sanofi ADR	2.5%
GlaxoSmithKline plc ADR	2.4%
Top Ten Total	34.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

52 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	-12.49%	-0.03%	-0.49%
STOXX 50 Index	-6.76%	3.00%	2.94%

INVESTMENT CONCENTRATION

At December 31, 2014, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
United Kingdom	36.8%	$1,048,306
Switzerland	23.6%	672,614
Germany	15.9%	451,386
France	10.2%	290,936
Spain	5.7%	161,718
Netherlands	3.0%	85,215
Belgium	2.3%	65,033
Other	2.5%	71,198
Total Common Stocks	100%	$2,846,406

The chart above reflects percentages of the value of common stocks.

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS	December 31, 2014
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 86.2%

CONSUMER, NON-CYCLICAL - 34.3%
Nestle S.A. ADR	2,419	$176,467
Novartis AG ADR	1,883	174,478
Roche Holding AG ADR	4,098	139,291
Bayer AG ADR	631	86,346
Sanofi ADR	1,810	82,554
GlaxoSmithKline plc ADR	1,843	78,770
British American Tobacco plc ADR	711	76,660
AstraZeneca plc ADR	973	68,480
Anheuser-Busch InBev N.V. ADR	579	65,033
Diageo plc ADR	478	54,535
Unilever N.V. — Class Y	1,211	47,277
Unilever plc ADR	1,026	41,532
Reckitt Benckiser Group plc ADR	2,491	41,275
Indivior plc ADR*	77	871
Total Consumer, Non-cyclical		1,133,569

FINANCIAL - 20.4%
HSBC Holdings plc ADR	2,834	133,850
Banco Santander S.A. ADR	9,154	76,253
Allianz SE ADR	3,451	57,183
BNP Paribas S.A. ADR	1,729	50,798
Lloyds Banking Group plc ADR*	10,030	46,539
Barclays plc ADR	3,063	45,976
Prudential plc ADR	989	45,662
UBS AG	2,733	45,176
Banco Bilbao Vizcaya Argentaria S.A. ADR	4,569	42,903
ING Groep N.V. ADR*	2,925	37,937
Zurich Insurance Group AG ADR	1,080	33,696
Credit Suisse Group AG ADR	1,258	31,551
Deutsche Bank AG	935	28,069
Total Financial		675,593

ENERGY - 10.5%
Royal Dutch Shell plc — Class A ADR	1,472	98,550
Total S.A. ADR	1,784	91,341
BP plc ADR	2,292	87,371
Eni SpA ADR	1,012	35,329
BG Group plc ADR	2,588	34,576
Total Energy		347,167

COMMUNICATIONS - 5.7%
Vodafone Group plc ADR	2,060	70,390
Telefonica S.A. ADR	2,995	42,562
BT Group plc ADR	623	38,620
Deutsche Telekom AG ADR	2,248	35,721
Total Communications		187,293

BASIC MATERIALS - 5.2%
BASF SE ADR	709	59,124
Rio Tinto plc ADR	925	42,605
BHP Billiton Ltd. ADR	758	35,868
Air Liquide S.A. ADR	1,427	35,176
Total Basic Materials		172,773

INDUSTRIAL - 4.2%
Siemens AG ADR	622	69,664
ABB Ltd. ADR	1,759	37,203
Schneider Electric SE ADR	2,156	31,068
Total Industrial		137,935

CONSUMER, CYCLICAL - 3.0%
Daimler AG ADR	764	63,251
Cie Financiere Richemont S.A. ADR	3,918	34,753
Total Consumer, Cyclical		98,004

TECHNOLOGY - 1.6%
SAP SE ADR	747	52,029

UTILITIES - 1.3%
National Grid plc ADR	595	42,043

Total Common Stocks
(Cost $2,306,116)		2,846,406

MUTUAL FUNDS† - 1.6%
Guggenheim Strategy Fund I1	2,149	53,373
Total Mutual Funds
(Cost $53,635)		53,373

	Face Amount

REPURCHASE AGREEMENTS††,2 - 17.9%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	$197,391	197,391
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	197,391	197,391
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	197,391	197,391
Total Repurchase Agreements
(Cost $592,173)		592,173

Total Investments - 105.7%
(Cost $2,951,924)		$3,491,952
Other Assets & Liabilities, net - (5.7)%		(188,103)
Total Net Assets - 100.0%		$3,303,849

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
EUROPE 1.25x STRATEGY FUND

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS PURCHASED††
March 2015 STOXX 50 Index Futures Contracts (Aggregate Value of Contracts $1,487,151)	42	$(3,127)

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2015 Euro FX Futures Contracts (Aggregate Value of Contracts $1,513,500)	10	$(28,219)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 11.
2	Repurchase Agreements — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $2,359,751)	$2,899,779
Repurchase agreements, at value (cost $592,173)	592,173
Total investments (cost $2,951,924)	3,491,952
Segregated cash with broker	163,733
Cash	21,447
Receivables:
Fund shares sold	291,604
Securities sold	250,000
Foreign taxes reclaim	7,454
Dividends	4,099
Swap settlement	3,021
Total assets	4,233,310

Liabilities:
Due to Broker	21,335
Payable for:
Securities purchased	649,416
Fund shares redeemed	219,016
Variation margin	27,604
Management fees	2,833
Transfer agent and administrative fees	787
Investor service fees	787
Portfolio accounting fees	315
Miscellaneous	7,368
Total liabilities	929,461
Net assets	$3,303,849

Net assets consist of:
Paid in capital	$9,136,173
Undistributed net investment income	67,905
Accumulated net realized loss on investments	(6,408,961)
Net unrealized appreciation on investments	508,732
Net assets	$3,303,849
Capital shares outstanding	206,133
Net asset value per share	$16.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $6,804)	$168,613
Income from securities lending, net	300
Interest	132
Total investment income	169,045

Expenses:
Management fees	52,725
Transfer agent and administrative fees	14,646
Investor service fees	14,646
Portfolio accounting fees	5,858
Custodian fees	686
Trustees’ fees*	638
Tax expense	85
Miscellaneous	13,223
Total expenses	102,507
Net investment income	66,538

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(197,539)
Swap agreements	3,643
Futures contracts	(165,606)
Foreign currency	1,367
Net realized loss	(358,135)
Net change in unrealized appreciation (depreciation) on:
Investments	(624,251)
Futures contracts	(289,734)
Foreign currency	(152)
Net change in unrealized appreciation (depreciation)	(914,137)
Net realized and unrealized loss	(1,272,272)
Net decrease in net assets resulting from operations	$(1,205,734)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$66,538	$66,388
Net realized gain (loss) on investments	(358,135)	1,202,980
Net change in unrealized appreciation (depreciation) on investments	(914,137)	73,233
Net increase (decrease) in net assets resulting from operations	(1,205,734)	1,342,601

Distributions to shareholders from:
Net investment income	(70,484)	(15,300)
Total distributions to shareholders	(70,484)	(15,300)

Capital share transactions:
Proceeds from sale of shares	27,638,995	42,651,167
Distributions reinvested	70,484	15,300
Cost of shares redeemed	(35,245,619)	(44,687,246)
Net decrease from capital share transactions	(7,536,140)	(2,020,779)
Net decrease in net assets	(8,812,358)	(693,478)

Net assets:
Beginning of year	12,116,207	12,809,685
End of year	$3,303,849	$12,116,207
Undistributed net investment income at end of year	$67,905	$70,484

Capital share activity:
Shares sold	1,492,694	2,539,230
Shares issued from reinvestment of distributions	4,193	851
Shares redeemed	(1,937,976)	(2,739,378)
Net decrease in shares	(441,089)	(199,297)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$18.72	$15.13	$12.56	$14.80	$16.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.13	.05	.17	.12
Net gain (loss) on investments (realized and unrealized)	(2.53)	3.48	2.66	(2.41)	(1.85)
Total from investment operations	(2.32)	3.61	2.71	(2.24)	(1.73)
Less distributions from:
Net investment income	(.37)	(.02)	(.14)	—	(.20)
Total distributions	(.37)	(.02)	(.14)	—	(.20)
Net asset value, end of period	$16.03	$18.72	$15.13	$12.56	$14.80

Total Return[b]	(12.49%)	23.89%	21.66%	(15.14%)	(10.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,304	$12,116	$12,810	$4,063	$9,063
Ratios to average net assets:
Net investment income (loss)	1.14%	0.79%	0.40%	1.13%	0.82%
Total expenses[c]	1.75%	1.71%	1.72%	1.78%	1.71%
Portfolio turnover rate	401%	455%	489%	446%	461%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average (the “underlying index”).

For the one-year period ended December 31, 2014, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the underlying index. Japan 2x Strategy Fund returned -15.41%, while the underlying index returned -5.78% over the same time period.

The sectors contributing the most to return of the underlying index were Information Technology and Health Care. The sectors detracting most were Consumer Discretionary and Telecommunications Services.

Stocks contributing most to return of the underlying index were Tokyo Electron Ltd., Nitto Denko Corp. and Astellas Pharma, Inc. Those detracting most from performance of the underlying index were SoftBank Corp., Fast Retailing Company Ltd and Honda Motor Company Ltd.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as futures contracts.

Largest Holding (% of Total Net Assets)
Guggenheim Strategy Fund I	19.2%
Total	19.2%

“Largest Holding” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	-15.41%	5.44%	1.95%
Nikkei-225 Stock Average Index	-5.78%	5.05%	2.74%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

60 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 19.3%
Guggenheim Strategy Fund I1	20,227	$502,429
Total Mutual Funds
(Cost $503,576)		502,429

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 42.1%
Freddie Mac2
0.06% due 01/13/15	$300,000	299,994
Farmer Mac3
0.09% due 04/06/15	300,000	299,932
Fannie Mae2
0.09% due 05/01/15	300,000	299,910
Federal Farm Credit Bank3
0.04% due 01/06/15	100,000	99,999
Federal Home Loan Bank3
0.06% due 01/14/15	100,000	99,998
Total Federal Agency Discount Notes
(Cost $1,099,834)		1,099,833

REPURCHASE AGREEMENTS††,4 - 31.3%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	271,815	271,815
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	271,815	271,815
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	271,815	271,815
Total Repurchase Agreements
(Cost $815,445)		815,445

Total Investments - 92.7%
(Cost $2,418,855)		$2,417,707
Other Assets & Liabilities, net - 7.3%		190,613
Total Net Assets - 100.0%		$2,608,320

	Contracts	Unrealized Loss

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2015 Japanese Yen Futures Contracts (Aggregate Value of Contracts $5,221,250)	50	$(11,127)

EQUITY FUTURES CONTRACTS PURCHASED††
March 2015 Nikkei-225 (CME) Index Futures Contracts (Aggregate Value of Contracts $5,211,000)	60	$(80,695)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 11.
2	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
3	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
4	Repurchase Agreements — See Note 5.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $1,603,410)	$1,602,262
Repurchase agreements, at value (cost $815,445)	815,445
Total investments (cost $2,418,855)	2,417,707
Segregated cash with broker	134,444
Receivables:
Fund shares sold	319,754
Swap settlement	21,554
Dividends	558
Total assets	2,894,017

Liabilities:
Payable for:
Securities purchased	250,582
Variation margin	26,456
Management fees	1,559
Transfer agent and administrative fees	520
Investor service fees	520
Portfolio accounting fees	208
Fund shares redeemed	156
Miscellaneous	5,696
Total liabilities	285,697
Net assets	$2,608,320

Net assets consist of:
Paid in capital	$5,008,472
Undistributed net investment income	—
Accumulated net realized loss on investments	(2,307,182)
Net unrealized depreciation on investments	(92,970)
Net assets	$2,608,320
Capital shares outstanding	284,463
Net asset value per share	$9.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$5,843
Interest	343
Total investment income	6,186

Expenses:
Management fees	22,691
Transfer agent and administrative fees	7,564
Investor service fees	7,564
Portfolio accounting fees	3,025
Trustees’ fees*	370
Custodian fees	354
Miscellaneous	6,621
Total expenses	48,189
Net investment loss	(42,003)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,292)
Swap agreements	26,050
Futures contracts	(446,101)
Net realized loss	(422,343)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,150)
Futures contracts	(247,250)
Net change in unrealized appreciation (depreciation)	(248,400)
Net realized and unrealized loss	(670,743)
Net decrease in net assets resulting from operations	$(712,746)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(42,003)	$(89,774)
Net realized gain (loss) on investments	(422,343)	1,893,914
Net change in unrealized appreciation (depreciation) on investments	(248,400)	(228,044)
Net increase (decrease) in net assets resulting from operations	(712,746)	1,576,096

Distributions to shareholders from:
Net realized gains	(1,771,374)	—
Total distributions to shareholders	(1,771,374)	—

Capital share transactions:
Proceeds from sale of shares	26,812,298	49,133,415
Distributions reinvested	1,771,374	—
Cost of shares redeemed	(28,400,409)	(49,581,629)
Net increase (decrease) from capital share transactions	183,263	(448,214)
Net increase (decrease) in net assets	(2,300,857)	1,127,882

Net assets:
Beginning of year	4,909,177	3,781,295
End of year	$2,608,320	$4,909,177
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,271,768	2,036,699
Shares issued from reinvestment of distributions	161,054	—
Shares redeemed	(1,319,927)	(2,071,265)
Net increase (decrease) in shares	112,895	(34,566)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$28.61	$18.34	$15.28	$21.49	$18.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(.28)	(.36)	(.24)	(.30)	(.26)
Net gain (loss) on investments (realized and unrealized)	(2.76)	10.63	3.30	(5.91)	3.18
Total from investment operations	(3.04)	10.27	3.06	(6.21)	2.92
Less distributions from:
Net realized gains	(16.40)	—	—	—	—
Total distributions	(16.40)	—	—	—	—
Net asset value, end of period	$9.17	$28.61	$18.34	$15.28	$21.49

Total Return[b]	(15.41%)	56.00%	20.10%	(28.94%)	15.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,608	$4,909	$3,781	$2,177	$8,618
Ratios to average net assets:
Net investment income (loss)	(1.39%)	(1.50%)	(1.47%)	(1.57%)	(1.44%)
Total expenses[c]	1.59%	1.54%	1.57%	1.61%	1.55%
Portfolio turnover rate	146%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the underlying index. Strengthening Dollar 2x Strategy Fund returned 22.93%, compared with a return of 12.78% for its benchmark, the underlying index.

Contributing most to performance of the underlying index for the year were the Swiss franc, British pound and Swedish krona. The euro, Japanese yen and Canadian dollar detracted most from the U.S. Dollar Index during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	24.8%
Guggenheim Strategy Fund II	24.4%
Total	49.2%

“Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	Since Inception (09/30/05)
Strengthening Dollar 2x Strategy Fund	22.93%	0.44%	-3.12%
U.S. Dollar Index	12.78%	3.00%	0.09%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

66 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 49.2%
Guggenheim Strategy Fund I1	69,620	$1,729,357
Guggenheim Strategy Fund II1	68,545	1,703,345
Total Mutual Funds
(Cost $3,440,295)		3,432,702

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 24.3%
Farmer Mac2
0.06% due 01/08/15	$500,000	499,993
Federal Home Loan Bank2
0.05% due 01/27/15	500,000	499,982
Fannie Mae3
0.09% due 05/01/15	500,000	499,849
Federal Farm Credit Bank2
0.04% due 01/06/15	200,000	199,999
Total Federal Agency Discount Notes
(Cost $1,699,824)		1,699,823

REPURCHASE AGREEMENTS††,4 - 18.6%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	432,573	432,573
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	432,573	432,573
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	432,572	432,572
Total Repurchase Agreements
(Cost $1,297,718)		1,297,718

Total Investments - 92.1%
(Cost $6,437,837)		$6,430,243
Other Assets & Liabilities, net - 7.9%		549,951
Total Net Assets - 100.0%		$6,980,194

	Contracts	Unrealized Gain

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2015 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $11,509,375)	127	$264,357

	Units

OTC CURRENCY INDEX SWAP AGREEMENTS††
Goldman Sachs International February 2015 U.S. Dollar Index Swap, Terminating 02/26/155 (Notional Value $2,224,749)	24,621	$44,150

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 11.
2	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
3	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
4	Repurchase Agreements — See Note 5.
5	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $5,140,119)	$5,132,525
Repurchase agreements, at value (cost $1,297,718)	1,297,718
Total investments (cost $6,437,837)	6,430,243
Segregated cash with broker	371,614
Unrealized appreciation on swap agreements	44,150
Receivables:
Fund shares sold	180,073
Variation margin	43,942
Dividends	5,406
Interest	1
Total assets	7,075,429

Liabilities:
Overdraft due to custodian bank	5,679
Payable for:
Fund shares redeemed	49,889
Swap settlement	20,076
Management fees	5,650
Transfer agent and administrative fees	1,569
Investor service fees	1,569
Portfolio accounting fees	628
Miscellaneous	10,175
Total liabilities	95,235
Net assets	$6,980,194

Net assets consist of:
Paid in capital	$7,123,084
Undistributed net investment income	—
Accumulated net realized loss on investments	(443,804)
Net unrealized appreciation on investments	300,914
Net assets	$6,980,194
Capital shares outstanding	165,458
Net asset value per share	$42.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$23,917
Interest	461
Total investment income	24,378

Expenses:
Management fees	42,030
Transfer agent and administrative fees	11,675
Investor service fees	11,675
Portfolio accounting fees	4,670
Custodian fees	550
Trustees’ fees*	280
Miscellaneous	11,484
Total expenses	82,364
Net investment loss	(57,986)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,894)
Swap agreements	350,881
Futures contracts	627,683
Net realized gain	969,670
Net change in unrealized appreciation (depreciation) on:
Investments	(7,594)
Swap agreements	48,348
Futures contracts	265,352
Net change in unrealized appreciation (depreciation)	306,106
Net realized and unrealized gain	1,275,776
Net increase in net assets resulting from operations	$1,217,790

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014		Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(57,986)		$(55,551)
Net realized gain (loss) on investments	969,670		(249,446)
Net change in unrealized appreciation (depreciation) on investments	306,106		(50,982)
Net increase (decrease) in net assets resulting from operations	1,217,790		(355,979)

Capital share transactions:
Proceeds from sale of shares	36,916,778		33,773,935
Cost of shares redeemed	(33,957,186)		(34,559,456)
Net increase (decrease) from capital share transactions	2,959,592		(785,521)
Net increase (decrease) in net assets	4,177,382		(1,141,500)

Net assets:
Beginning of year	2,802,812		3,944,312
End of year	$6,980,194		$2,802,812
Undistributed net investment income at end of year	$—		$—

Capital share activity:
Shares sold	978,861	*	933,380 *
Shares redeemed	(895,070	)*	(963,214)*
Net increase (decrease) in shares	83,791	*	(29,834)*

*
 Reverse share split — Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011 [d,e]	Year Ended December 31, 2010[d,e]
Per Share Data
Net asset value, beginning of period	$34.32	$35.37	$37.74	$39.45	$41.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(.47)	(.60)	(.60)	(.60)	(.66)
Net gain (loss) on investments (realized and unrealized)	8.34	(.45)	(1.77)	(1.11)	(1.19)
Total from investment operations	7.87	(1.05)	(2.37)	(1.71)	(1.85)
Net asset value, end of period	$42.19	$34.32	$35.37	$37.74	$39.45

Total Return[b]	22.93%	(2.97%)	(6.28%)	(4.26%)	(4.51%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,980	$2,803	$3,944	$7,708	$6,871
Ratios to average net assets:
Net investment income (loss)	(1.24%)	(1.69%)	(1.64%)	(1.72%)	(1.55%)
Total expenses[c]	1.76%	1.73%	1.76%	1.77%	1.69%
Portfolio turnover rate	189%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]
Reverse share split — Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:3 reverse share split effective January 24, 2014. See Note 13 in Notes to Financial Statements.

[e]	Reverse share split — Per share amounts for the periods presented through December 2, 2011 have been restated to reflect a 1:2 reverse share split effective December 2, 2011.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended December 31, 2014, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the underlying index. Weakening Dollar 2x Strategy Fund returned -21.91%, compared with a return of 12.78% for its benchmark, the underlying index.

Contributing most to performance of the underlying index for the year were the Swiss franc, British pound and Swedish krona. The euro, Japanese yen and Canadian dollar detracted most from the U.S. Dollar Index during the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	16.6%
Guggenheim Strategy Fund II	16.6%
Total	33.2%

“Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	Since Inception (09/30/05)
Weakening Dollar 2x Strategy Fund	-21.91%	-7.01%	-1.44%
U.S. Dollar Index	12.78%	3.00%	0.09%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

72 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 33.2%
Guggenheim Strategy Fund I1	8,094	$201,046
Guggenheim Strategy Fund II1	8,063	200,355
Total Mutual Funds
(Cost $402,920)		401,401

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 16.5%
Federal Home Loan Bank2
0.06% due 01/14/15	$100,000	99,998
Farmer Mac2
0.09% due 04/06/15	50,000	49,988
Fannie Mae3
0.09% due 05/01/15	50,000	49,985
Total Federal Agency Discount Notes
(Cost $199,972)		199,971

REPURCHASE AGREEMENTS††,4 - 30.3%
UMB Financial Corp. issued 12/31/14 at 0.01% due 01/02/15	121,972	121,972
RBC Capital Markets issued 12/31/14 at 0.03% due 01/02/15	121,972	121,972
HSBC Group issued 12/31/14 at 0.02% due 01/02/15	121,971	121,971
Total Repurchase Agreements
(Cost $365,915)		365,915

Total Investments - 80.0%
(Cost $968,807)		$967,287
Other Assets & Liabilities, net - 20.0%		241,704
Total Net Assets - 100.0%		$1,208,991

	Contracts	Unrealized Loss

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2015 U.S. Dollar Index Futures Contracts (Aggregate Value of Contracts $996,875)	11	$(10,083)

	Units

OTC CURRENCY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International February 2015 U.S. Dollar Index Swap, Terminating 02/26/155 (Notional Value $1,076,052)	11,909	$(5,520)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	Investment in a product that is managed by and/or pays a management fee to a party related to the Adviser — See Note 11.
2	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
3	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
4	Repurchase Agreements — See Note 5.
5	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $602,892)	$601,372
Repurchase agreements, at value (cost $365,915)	365,915
Total investments (cost $968,807)	967,287
Segregated cash with broker	113,240
Receivables:
Fund shares sold	171,054
Dividends	632
Total assets	1,252,213

Liabilities:
Unrealized depreciation on swap agreements	5,520
Payable for:
Fund shares redeemed	15,006
Swap settlement	14,230
Variation margin	4,282
Management fees	758
Securities purchased	662
Transfer agent and administrative fees	211
Investor service fees	211
Portfolio accounting fees	84
Miscellaneous	2,258
Total liabilities	43,222
Net assets	$1,208,991

Net assets consist of:
Paid in capital	$2,432,315
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,206,202)
Net unrealized depreciation on investments	(17,122)
Net assets	$1,208,991
Capital shares outstanding	64,994
Net asset value per share	$18.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$3,594
Interest	126
Total investment income	3,720

Expenses:
Management fees	10,515
Transfer agent and administrative fees	2,921
Investor service fees	2,921
Portfolio accounting fees	1,168
Custodian fees	137
Trustees’ fees*	112
Miscellaneous	2,790
Total expenses	20,564
Net investment loss	(16,844)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(704)
Swap agreements	(51,452)
Futures contracts	(190,461)
Net realized loss	(242,617)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,520)
Swap agreements	(5,825)
Futures contracts	(10,845)
Net change in unrealized appreciation (depreciation)	(18,190)
Net realized and unrealized loss	(260,807)
Net decrease in net assets resulting from operations	$(277,651)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(16,844)	$(25,001)
Net realized loss on investments	(242,617)	(58,773)
Net change in unrealized appreciation (depreciation) on investments	(18,190)	(4,014)
Net decrease in net assets resulting from operations	(277,651)	(87,788)

Capital share transactions:
Proceeds from sale of shares	3,876,861	12,116,227
Cost of shares redeemed	(4,286,293)	(12,054,881)
Net increase (decrease) from capital share transactions	(409,432)	61,346
Net decrease in net assets	(687,083)	(26,442)

Net assets:
Beginning of year	1,896,074	1,922,516
End of year	$1,208,991	$1,896,074
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	181,889	519,978
Shares redeemed	(196,481)	(518,832)
Net increase (decrease) in shares	(14,592)	1,146

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$23.82	$24.51	$24.32	$25.26	$26.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.40)	(.40)	(.47)	(.38)
Net gain (loss) on investments (realized and unrealized)	(4.90)	(.29)	.59	(.47)	(1.11)
Total from investment operations	(5.22)	(.69)	.19	(.94)	(1.49)
Net asset value, end of period	$18.60	$23.82	$24.51	$24.32	$25.26

Total Return[b]	(21.91%)	(2.82%)	0.78%	(3.68%)	(5.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,209	$1,896	$1,923	$2,084	$3,302
Ratios to average net assets:
Net investment income (loss)	(1.44%)	(1.69%)	(1.66%)	(1.72%)	(1.55%)
Total expenses[c]	1.76%	1.74%	1.77%	1.77%	1.70%
Portfolio turnover rate	108%	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts. At December 31, 2014, the Trust consisted of fifty-two funds.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Funds”).

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business, on the valuation date.

THE RYDEX FUNDS ANNUAL REPORT | 77

NOTES TO FINANCIAL STATEMENTS (continued)

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, which approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

E. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

F. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a fund will automatically be reinvested without charge in additional shares of the same fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

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G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

H. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

I. Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Europe 1.25 Strategy Fund, Japan 2x Strategy, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund use derivative instruments to achieve leveraged exposure to their respective underlying indices. Since these Funds’ investment strategy involves consistently applied leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. In addition, as investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, this creates an opportunity for increased net income but, at the same time, additional leverage risk. The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile and riskier than if they had not been leveraged.

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved,

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margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rate of 0.25% based on the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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The following table summarizes the inputs used to value the Funds’ investments at December 31, 2014:

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
S&P 500® Pure Growth Fund	$87,939,149	$—	$—	$—	$—	$87,939,149
S&P 500® Pure Value Fund	62,920,369	—	2,217,969	—	—	65,138,338
S&P MidCap 400® Pure Growth Fund	30,105,426	—	—	—	—	30,105,426
S&P MidCap 400® Pure Value Fund	17,453,333	—	345,076	—	—	17,798,409
S&P SmallCap 600® Pure Growth Fund	25,284,564	—	360,261	—	—	25,644,825
S&P SmallCap 600® Pure Value Fund	14,254,212	—	320,265	—	—	14,574,477
Europe 1.25x Strategy Fund	2,899,779	—	592,173	—	—	3,491,952
Japan 2x Strategy Fund	502,429	—	1,915,278	—	—	2,417,707
Strengthening Dollar 2x Strategy Fund	3,432,702	264,357	2,997,542	44,150	—	6,738,751
Weakening Dollar 2x Strategy Fund	401,401	—	565,887	—	—	967,288

Liabilities
Europe 1.25x Strategy Fund	$—	$28,219	$—	$3,127	$—	$31,346
Japan 2x Strategy Fund	—	11,127	—	80,695	—	91,822
Weakening Dollar 2x Strategy Fund	—	10,083	—	5,520	—	15,603

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2014, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2014, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
RBC Capital Markets			U.S. TIP Note
0.03%			0.63%
Due 01/02/15	$45,587,236	$45,587,312	7/15/21	$ 43,334,100	$ 46,499,088

UMB Financial Corp.			U.S. Treasury Notes
0.01%			1.25% - 2.75%
Due 01/02/15	45,587,236	45,587,249	10/31/15 - 11/30/16	45,496,700	46,499,067

HSBC Group			U.S. Treasury Strips
0.02%			0.00%
Due 01/02/15	45,587,236	45,587,287	02/15/26	61,481,700	46,498,996

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2014, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
S&P 500® Pure Value Fund	$2,126,185	$2,223,750
S&P MidCap 400® Pure Value Fund	325,461	345,975
S&P SmallCap 600® Pure Growth Fund	341,592	361,200
S&P SmallCap 600® Pure Value Fund	291,895	321,100

Cash collateral received was invested in the following joint repurchase agreements at December 31, 2014:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae Strips
0.06%			0.00%
Due 01/02/15	$2,032,525	$2,032,529	11/15/19-07/15/37	$2,067,315	$1,345,708
			Federal Farm Credit Bank
			0.34%-2.22%
			01/14/16-01/17/23	729,084	727,486

BNP Paribas Securities Corp.			U.S. Treasury Note
0.06%			1.25%
Due 01/02/15	821,479	821,480	04/30/19	847,180	837,909

Barclays Capital, Inc.			U.S. Treasury Note
0.05%			1.63%
Due 01/02/15	389,567	389,568	12/31/19	398,480	397,359
There is also $8,453 in segregated cash held as collateral.

7. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

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The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity	Leverage
Europe 1.25x Strategy Fund	x	x	x
Japan 2x Strategy Fund	x	x	x
Strengthening Dollar 2x Strategy Fund	x	x	x
Weakening Dollar 2x Strategy Fund	x	x	x

The following table represents the notional amount of derivative instruments outstanding during the year as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s Net Assets on a daily basis
Fund	Long	Short
Europe 1.25x Strategy Fund	45%*	—
Japan 2x Strategy Fund	200%*	—
Strengthening Dollar 2x Strategy Fund	200%	—
Weakening Dollar 2x Strategy Fund	—	200%

*
These funds utilize a combination of currency and financial-linked derivatives to obtain exposure to their benchmarks. The combined derivative instrument exposure is approximately 90% and 400% for the Europe 1.25x Strategy Fund and Japan 2x Strategy Fund, respectively.

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2014:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2014:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at December 31, 2014
Strengthening Dollar 2x Strategy Fund	$—	$264,357	$44,150	$308,507

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Futures Currency Contracts*	Swaps Currency Contracts	Total Value at December 31, 2014
Europe 1.25x Strategy Fund	$3,127	$28,219	$—	$31,346
Japan 2x Strategy Fund	80,695	11,127	—	91,822
Weakening Dollar 2x Strategy Fund	—	10,083	5,520	15,603

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds' Statements of Operations for the year ended December 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2014:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$169,801	$3,643	$(335,407)	$—	$(161,963)
Japan 2x Strategy Fund	298,276	26,050	(744,377)	—	(420,051)
Strengthening Dollar 2x Strategy Fund	—	—	627,683	350,881	978,564
Weakening Dollar 2x Strategy Fund	—	—	(190,461)	(51,452)	(241,913)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Total
Europe 1.25x Strategy Fund	$(250,867)	$—	$(38,867)	$—	$(289,734)
Japan 2x Strategy Fund	(403,056)	—	155,806	—	(247,250)
Strengthening Dollar 2x Strategy Fund	—	—	265,352	48,348	313,700
Weakening Dollar 2x Strategy Fund	—	—	(10,845)	(5,825)	(16,670)

8. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must

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exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$44,150	$—	$44,150	$—	$—	$44,150

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$5,520	$—	$5,520	$—	$5,520	$—

[1]	Exchange-traded futures are excluded from these reported amounts.

9. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2014, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
S&P SmallCap 600® Pure Growth Fund	$25,039
S&P SmallCap 600® Pure Value Fund	570,741
Strengthening Dollar 2x Strategy Fund	486,087

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$5,093,468	$3,675,247	$8,768,715
S&P 500® Pure Value Fund	1,668,089	2,943,813	4,611,902
S&P MidCap 400® Pure Growth Fund	2,668,105	2,916,571	5,584,676
S&P MidCap 400® Pure Value Fund	1,480,246	649,134	2,129,380
S&P SmallCap 600® Pure Growth Fund	—	—	—
S&P SmallCap 600® Pure Value Fund	994,599	1,532,574	2,527,173
Europe 1.25x Strategy Fund	70,484	—	70,484
Japan 2x Strategy Fund	719,846	1,051,528	1,771,374
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$—	$—	$—
S&P 500® Pure Value Fund	—	—	—
S&P MidCap 400® Pure Growth Fund	261,004	3,204,954	3,465,958
S&P MidCap 400® Pure Value Fund	21,268	—	21,268
S&P SmallCap 600® Pure Growth Fund	2,459,263	—	2,459,263
S&P SmallCap 600® Pure Value Fund	94,498	—	94,498
Europe 1.25x Strategy Fund	15,300	—	15,300
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2014 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward
S&P 500® Pure Growth Fund	$453,840	$4,961,206	$11,006,781	$—
S&P 500® Pure Value Fund	3,611,046	4,375,283	6,511,123	—
S&P MidCap 400® Pure Growth Fund	—	3,075,818	2,479,311	—
S&P MidCap 400® Pure Value Fund	21,051	1,506,910	1,821,866	—
S&P SmallCap 600® Pure Growth Fund	—	3,431,322	1,920,493	—
S&P SmallCap 600® Pure Value Fund	—	1,392,666	710,685	(1,712,223)
Europe 1.25x Strategy Fund	67,905	—	48,532	(5,948,761)
Japan 2x Strategy Fund	—	—	(2,267)	(2,397,885)
Strengthening Dollar 2x Strategy Fund	255,591	483,706	(7,594)	(874,593)
Weakening Dollar 2x Strategy Fund	—	—	(1,520)	(1,221,804)

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NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2014, capital loss carryforwards for the Funds were as follows:

	Expires in	Expires in	Expires in	Unlimited		Total Capital Loss
Fund	2016	2017	2018	Short-Term	Long-Term	Carryforward
S&P SmallCap 600® Pure Value Fund	$—	$(1,712,223)	$—	$—	$—	$(1,712,223	)*
Europe 1.25x Strategy Fund	(3,431,446)	—	(1,734,902)	(589,769)	(192,644)	(5,948,761	)*
Japan 2x Strategy Fund	—	—	—	(944,227)	(1,453,658)	(2,397,885	)*
Strengthening Dollar 2x Strategy Fund	—	—	—	(349,837)	(524,756)	(874,593	)*
Weakening Dollar 2x Strategy Fund	(196,851)	—	(196,737)	(331,710)	(496,506)	(1,221,804	)*

*
In accordance with section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of passive foreign investment companies and foreign currency gains and losses, utilization of earnings and profits on shareholder redemptions, and net operating losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
S&P 500® Pure Growth Fund	$1,557,355	$489,511	$(2,046,866)
S&P 500® Pure Value Fund	—	3,383	(3,383)
S&P MidCap 400® Pure Growth Fund	(226,509)	226,075	434
S&P MidCap 400® Pure Value Fund	—	—	—
S&P SmallCap 600® Pure Growth Fund	(43,214)	220,894	(177,680)
S&P SmallCap 600® Pure Value Fund	(87,620)	87,620	—
Europe 1.25x Strategy Fund	—	1,367	(1,367)
Japan 2x Strategy Fund	(42,003)	42,003	—
Strengthening Dollar 2x Strategy Fund	—	57,986	(57,986)
Weakening Dollar 2x Strategy Fund	(16,844)	16,844	—

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
S&P 500® Pure Growth Fund	$76,932,368	$12,044,646	$(1,037,865)	$11,006,781
S&P 500® Pure Value Fund	58,627,216	7,883,905	(1,372,783)	6,511,122
S&P MidCap 400® Pure Growth Fund	27,626,115	2,719,758	(240,447)	2,479,311
S&P MidCap 400® Pure Value Fund	15,976,543	2,163,001	(341,135)	1,821,866
S&P SmallCap 600® Pure Growth Fund	23,724,332	2,171,147	(250,654)	1,920,493
S&P SmallCap 600® Pure Value Fund	13,863,792	1,119,307	(408,622)	710,685
Europe 1.25x Strategy Fund	3,443,469	122,038	(73,555)	48,483
Japan 2x Strategy Fund	2,419,974	—	(2,267)	(2,267)
Strengthening Dollar 2x Strategy Fund	6,437,837	—	(7,594)	(7,594)
Weakening Dollar 2x Strategy Fund	968,807	—	(1,519)	(1,519)

10. Securities Transactions

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$208,826,993	$189,219,934
S&P 500® Pure Value Fund	149,514,991	164,927,435
S&P MidCap 400® Pure Growth Fund	133,495,186	150,854,969
S&P MidCap 400® Pure Value Fund	91,601,272	102,138,612
S&P SmallCap 600® Pure Growth Fund	71,636,113	92,723,265
S&P SmallCap 600® Pure Value Fund	25,797,603	40,517,687
Europe 1.25x Strategy Fund	18,859,898	25,293,623
Japan 2x Strategy Fund	1,155,868	650,000
Strengthening Dollar 2x Strategy Fund	6,949,188	3,500,000
Weakening Dollar 2x Strategy Fund	703,624	300,000

11. Affiliated and/or Related Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2014 is available publicly or upon request. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

12. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 13, 2015. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2014. The Funds did not have any borrowings under this agreement at December 31, 2014.

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NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended December 31, 2014, were as follows:

Funds	Amount
S&P 500® Pure Growth Fund	$2,320
S&P 500® Pure Value Fund	9,772
S&P MidCap 400® Pure Growth Fund	2,465
S&P MidCap 400® Pure Value Fund	12,524
S&P SmallCap 600® Pure Growth Fund	4,630
S&P SmallCap 600® Pure Value Fund	3,902

13. Reverse Share Splits

Effective January 24, 2014, the Strengthening Dollar 2x Strategy Fund underwent a one-for-three reverse share split. The effect of the transaction was to divide the number of outstanding shares of the Fund by three, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the statement of changes in net assets and the per share data in the financial highlights for each of the periods presented prior to the effective date have been restated to reflect this reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction.

14. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant in the case entitled Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of the ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiff has alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The plaintiff has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Variable Trust also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund. The

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NOTES TO FINANCIAL STATEMENTS (concluded)

value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss all of the Lyondell lawsuits. The Court held an oral argument on the motions to dismiss and on the motion for class certification on January 14, and January 15, 2015. Discovery shall commence in the near future.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

90 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex Variable Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund (ten of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (ten of the series constituting the Rydex Variable Trust) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2015

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OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
S&P 500® Pure Growth Fund	8.53%
S&P 500® Pure Value Fund	52.48%
S&P MidCap 400® Pure Growth Fund	11.42%
S&P MidCap 400® Pure Value Fund	22.28%
S&P SmallCap 600® Pure Value Fund	19.83%

With respect to the taxable year ended December 31, 2014, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:
S&P 500® Pure Growth Fund	$3,675,247
S&P 500® Pure Value Fund	2,943,813
S&P MidCap 400® Pure Growth Fund	2,916,571
S&P MidCap 400® Pure Value Fund	649,134
S&P SmallCap 600® Pure Value Fund	1,532,574
Japan 2x Strategy Fund	1,051,528

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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OTHER INFORMATION (Unaudited)(concluded)

Distributor Change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	222	Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, Nominating, and Investment and Performance Committees from 1998 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	Trustee of Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee from 1998 to present and Chairman of the Board from 2006 to 2014; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Vice Chairman of the Board of Trustees from 2010 to 2014; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

96 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

98 | THE RYDEX FUNDS ANNUAL REPORT

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12.31.2014

Rydex Variable Trust Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

RVASECF-ANN-2-1214x1215	guggenheiminvestments.com

This report and the ﬁnancial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC.

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
BANKING FUND	8
BASIC MATERIALS FUND	15
BIOTECHNOLOGY FUND	22
CONSUMER PRODUCTS FUND	29
ELECTRONICS FUND	36
ENERGY FUND	43
ENERGY SERVICES FUND	50
FINANCIAL SERVICES FUND	56
HEALTH CARE FUND	64
INTERNET FUND	72
LEISURE FUND	79
PRECIOUS METALS FUND	86
REAL ESTATE FUND	92
RETAILING FUND	100
TECHNOLOGY FUND	108
TELECOMMUNICATIONS FUND	117
TRANSPORTATION FUND	124
UTILITIES FUND	131
NOTES TO FINANCIAL STATEMENTS	138
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	149
OTHER INFORMATION	150
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	152
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	155

THE RYDEX FUNDS ANNUAL REPORT | 1

December 31, 2014

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the annual period ended December 31, 2014.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Fund’s holdings in issuers of the same or similar offerings. These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2014

The U.S. economy continued to grow throughout the 12 months ended December 31, 2014, despite some seasonal volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread widening had reversed and equities regained their footing, with some key indices shooting to new highs. Markets similarly overcame a weather-related winter soft patch in the first quarter of 2014. The benchmark U.S. 10-year Treasury rate declined from 3.03% to 2.17% over the period, a positive stimulant to continued economic expansion.

U.S. growth appears to have decoupled from the rest of the world. The third quarter’s 5% U.S. gross domestic product (GDP) growth—the fastest pace in 11 years—signals that the U.S. economy is doing very well. Deeming growth sustainable, the U.S. Federal Reserve (the “Fed”) formally ended its quantitative easing (QE) program in October, and all eyes are now on economic data—primarily inflation and employment figures—that would prompt the Fed to raise rates in 2015. Slowing global growth has translated into expectations of weaker demand for oil in an already oversupplied market, which contributed to oil’s 49% decline in the second half of the year, with West Texas Intermediate ending the year at a five-year low of $53 a barrel.

The bright side to declining energy prices is that it leaves more money for consumers to spend on other goods. Data are already confirming this, as American consumer confidence reached new post-recession highs, and fourth quarter retail spending posted solid gains. Overall, this should be positive for consumer-related companies with primarily domestic operations.

The U.S. added 246,000 jobs per month on average in 2014. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as fewer people leave the workforce, the rapid decline in the nation’s unemployment rate could begin to slow. Until unemployment falls below the natural rate of unemployment, it’s unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Fed. An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market.

The battle against deflation in Europe forced the European Central Bank (ECB) to announce its own form of QE via purchases of asset-backed securities (ABS) and covered bonds. The consensus appears to be that in its current form, the program is insufficient to avert a slowdown. The next step for the ECB may be to buy sovereign bonds, which the ECB will decide on in the coming months. The only notable positive for Europe over the past year has been the devaluation of the euro, which fell by 13% against the U.S. dollar between May and December. A weaker euro makes exports more competitive, but still will not be enough to boost inflation in the region.

While markets were already anxious over Europe’s struggles and the potential impact of a stronger dollar on U.S. company earnings, Japan relapsed into recession. This drove the Bank of Japan to announce it would expand its asset purchase program in 2015. China also faces slowing growth as financing costs remain high for smaller companies, forcing the People’s Bank of China (PBOC) to cut benchmark interest rates for the first time since July 2012.

From an investment standpoint, U.S. assets continue to look attractive. With global central banks easing or engaging in their form of QE, global yields remain anchored and are driving investors into U.S. markets. But we are wary of the potential for a setback in U.S. equities as certain factors, such as oil prices and currency fluctuations, drive markets to aggressively discount valuations for some sectors more than others.

For the year ended December 31, 2014, the Standard & Poor’s 500® (“S&P 500”) Index* returned 13.69%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -4.90%. The return of the MSCI Emerging Markets Index* was -2.19%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 5.97% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 2.45%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.04% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	December 31, 2014

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free fl oat-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500®Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2014

S&P 500® Telecommunication Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunication Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2014 and ending December 31, 2014.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.67%	1.11%	$1,000.00	$1,011.10	$8.47
Basic Materials Fund	1.66%	(9.14%)	1,000.00	908.60	7.99
Biotechnology Fund	1.67%	17.20%	1,000.00	1,172.00	9.14
Consumer Products Fund	1.67%	5.67%	1,000.00	1,056.70	8.66
Electronics Fund	1.67%	4.64%	1,000.00	1,046.40	8.61
Energy Fund	1.66%	(29.24%)	1,000.00	707.60	7.14
Energy Services Fund	1.66%	(38.93%)	1,000.00	610.70	6.74
Financial Services Fund	1.67%	6.42%	1,000.00	1,064.20	8.69
Health Care Fund	1.67%	13.80%	1,000.00	1,138.00	9.00
Internet Fund	1.66%	0.41%	1,000.00	1,004.10	8.39
Leisure Fund	1.67%	3.90%	1,000.00	1,039.00	8.58
Precious Metals Fund	1.56%	(31.63%)	1,000.00	683.70	6.62
Real Estate Fund	1.67%	6.11%	1,000.00	1,061.10	8.68
Retailing Fund	1.67%	10.39%	1,000.00	1,103.90	8.86
Technology Fund	1.67%	4.41%	1,000.00	1,044.10	8.60
Telecommunications Fund	1.67%	(1.01%)	1,000.00	989.90	8.38
Transportation Fund	1.67%	9.07%	1,000.00	1,090.70	8.80
Utilities Fund	1.67%	4.91%	1,000.00	1,049.10	8.63

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.67%	5.00%	$1,000.00	$1,016.79	$8.49
Basic Materials Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Biotechnology Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Consumer Products Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Electronics Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Energy Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Energy Services Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Financial Services Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Health Care Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Internet Fund	1.66%	5.00%	1,000.00	1,016.84	8.44
Leisure Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Precious Metals Fund	1.56%	5.00%	1,000.00	1,017.34	7.93
Real Estate Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Retailing Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Technology Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Telecommunications Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Transportation Fund	1.67%	5.00%	1,000.00	1,016.79	8.49
Utilities Fund	1.67%	5.00%	1,000.00	1,016.79	8.49

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2014 to December 31, 2014.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the year ended December 31, 2014, Banking Fund returned 3.42%, compared with the S&P 500 Index, which gained 13.69%. The S&P 500 Financials Index returned 15.20%.

Within the sector, the banks industry accounted for most of the positive performance, followed by the commercial banks industry. The thrifts & mortgage finance industry detracted most from return, followed by the capital markets industry.

Wells Fargo & Co., Bank of America Corp. and ICICI Bank Ltd. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Deutsche Bank AG, Ocwen Financial Corp. and Mitsubishi UFJ Financial Group, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Bank of America Corp.	4.1%
JPMorgan Chase & Co.	4.1%
Citigroup, Inc.	4.1%
Wells Fargo & Co.	4.0%
U.S. Bancorp	3.2%
PNC Financial Services Group, Inc.	2.5%
Capital One Financial Corp.	2.4%
Bank of New York Mellon Corp.	2.4%
State Street Corp.	2.0%
BB&T Corp.	1.9%
Top Ten Total	30.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Banking Fund	3.42%	7.85%	-4.16%
S&P 500 Financials Index	15.20%	13.36%	0.12%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	December 31, 2014
BANKING FUND

	Shares	Value

COMMON STOCKS† - 99.5%

SUPER-REGIONAL BANKS-U.S. - 18.4%
Wells Fargo & Co.	2,860	$156,785
U.S. Bancorp	2,803	125,995
PNC Financial Services Group, Inc.	1,070	97,616
Capital One Financial Corp.	1,149	94,850
SunTrust Banks, Inc.	1,568	65,699
Fifth Third Bancorp	2,845	57,967
KeyCorp	3,533	49,109
Comerica, Inc.	875	40,985
Huntington Bancshares, Inc.	3,874	40,754
Total Super-Regional Banks-U.S.		729,760

COMMERCIAL BANKS-NON-U.S. - 18.4%
Itau Unibanco Holding S.A. ADR	4,299	55,929
Banco Bradesco S.A. ADR	4,000	53,480
ICICI Bank Ltd. ADR	4,085	47,182
Banco Santander S.A. ADR	5,285	44,024
Toronto-Dominion Bank	918	43,862
HDFC Bank Ltd. ADR	845	42,884
Credicorp Ltd.	265	42,448
Royal Bank of Canada	613	42,340
Bancolombia S.A. ADR	875	41,895
Bank of Montreal	589	41,660
Grupo Financiero Santander Mexico SAB de CV ADR	3,990	41,336
Bank of Nova Scotia	720	41,098
Sumitomo Mitsui Financial Group, Inc. ADR	5,280	38,438
Canadian Imperial Bank of Commerce	444	38,162
Banco Santander Chile ADR	1,910	37,665
ING Groep N.V. ADR*	2,877	37,315
Banco Bilbao Vizcaya Argentaria S.A. ADR	3,813	35,804
Total Commercial Banks-Non-U.S.		725,522

DIVERSIFIED BANKING INSTITUTIONS - 17.3%
Bank of America Corp.	9,022	161,403
JPMorgan Chase & Co.	2,578	161,331
Citigroup, Inc.	2,950	159,625
HSBC Holdings plc ADR	893	42,176
Deutsche Bank AG	1,375	41,278
Barclays plc ADR	2,675	40,152
Credit Suisse Group AG ADR	1,501	37,645
UBS AG	2,228	36,829
Total Diversified Banking Institutions		680,439

COMMERCIAL BANKS-SOUTHERN U.S. - 10.1%
BB&T Corp.	1,930	75,059
Regions Financial Corp.	5,100	53,856
Popular, Inc.*	1,229	41,847
Synovus Financial Corp.	1,010	27,361
First Horizon National Corp.	1,840	24,987
Bank of the Ozarks, Inc.	640	24,269
BankUnited, Inc.	830	24,045
United Bankshares, Inc.	609	22,807
Hancock Holding Co.	727	22,319
IBERIABANK Corp.	318	20,622
Home BancShares, Inc.	640	20,582
BancorpSouth, Inc.	914	20,574
Trustmark Corp.	740	18,160
Total Commercial Banks-Southern U.S.		396,488

COMMERCIAL BANKS-CENTRAL U.S. - 8.9%
Cullen/Frost Bankers, Inc.	422	29,810
Commerce Bancshares, Inc.	655	28,486
BOK Financial Corp.	471	28,279
Prosperity Bancshares, Inc.	490	27,126
FirstMerit Corp.	1,322	24,973
Associated Banc-Corp.	1,277	23,791
TCF Financial Corp.	1,452	23,072
PrivateBancorp, Inc. — Class A	689	23,013
UMB Financial Corp.	390	22,187
Texas Capital Bancshares, Inc.*	407	22,112
MB Financial, Inc.	670	22,016
Wintrust Financial Corp.	439	20,528
First Financial Bankshares, Inc.	640	19,123
Old National Bancorp	1,240	18,451
First Midwest Bancorp, Inc.	920	15,741
Total Commercial Banks-Central U.S.		348,708

COMMERCIAL BANKS-WESTERN U.S. - 8.7%
First Republic Bank	714	37,213
SVB Financial Group*	295	34,241
Zions Bancorporation	1,195	34,069
East West Bancorp, Inc.	847	32,787
PacWest Bancorp	658	29,913
City National Corp.	365	29,496
Umpqua Holdings Corp.	1,560	26,536
Bank of Hawaii Corp.	381	22,597
Western Alliance Bancorporation*	790	21,962
Glacier Bancorp, Inc.	740	20,550
Cathay General Bancorp	790	20,216
CVB Financial Corp.	1,140	18,263
Westamerica Bancorporation	320	15,686
Total Commercial Banks-Western U.S.		343,529

FIDUCIARY BANKS - 7.1%
Bank of New York Mellon Corp.	2,301	93,352
State Street Corp.	1,020	80,070
Northern Trust Corp.	830	55,942
Citizens Financial Group, Inc.	2,050	50,963
Total Fiduciary Banks		280,327

COMMERCIAL BANKS-EASTERN U.S. - 7.1%
M&T Bank Corp.	455	57,157
CIT Group, Inc.	876	41,899
Signature Bank*	281	35,395
Webster Financial Corp.	740	24,072

10 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
BANKING FUND

	Shares	Value

Susquehanna Bancshares, Inc.	1,630	$21,891
FNB Corp.	1,589	21,165
Fulton Financial Corp.	1,707	21,099
Valley National Bancorp	2,107	20,459
Community Bank System, Inc.	460	17,540
National Penn Bancshares, Inc.	1,640	17,261
Total Commercial Banks-Eastern U.S.		277,938

SAVINGS & LOANS/THRIFTS-EASTERN U.S. - 2.3%
New York Community Bancorp, Inc.	2,306	36,896
Investors Bancorp, Inc.	2,480	27,838
First Niagara Financial Group, Inc.	2,852	24,042
Total Savings & Loans/Thrifts-Eastern U.S.		88,776

MULTI-LINE INSURANCE - 1.2%
Voya Financial, Inc.	1,070	45,347

Total Common Stocks
(Cost $2,214,048)		3,916,834

Total Investments - 99.5%
(Cost $2,214,048)		$3,916,834
Other Assets & Liabilities, net - 0.5%		20,751
Total Net Assets - 100.0%		$3,937,585

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 11

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $2,214,048)	$3,916,834
Cash	14,341
Receivables:
Securities sold	416,292
Dividends	6,974
Foreign taxes reclaim	366
Total assets	4,354,807

Liabilities:
Payable for:
Fund shares redeemed	404,443
Management fees	2,833
Transfer agent and administrative fees	833
Investor service fees	833
Portfolio accounting fees	333
Miscellaneous	7,947
Total liabilities	417,222
Net assets	$3,937,585

Net assets consist of:
Paid in capital	$4,698,885
Undistributed net investment income	28,893
Accumulated net realized loss on investments	(2,492,979)
Net unrealized appreciation on investments	1,702,786
Net assets	$3,937,585
Capital shares outstanding	330,747
Net asset value per share	$11.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $2,382)	$121,863
Income from securities lending, net	522
Interest	4
Total investment income	122,389

Expenses:
Management fees	46,794
Transfer agent and administrative fees	13,763
Investor service fees	13,763
Portfolio accounting fees	5,505
Custodian fees	646
Trustees’ fees*	562
Tax expense	85
Line of credit interest expense	27
Miscellaneous	10,397
Total expenses	91,542
Net investment income	30,847

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	332,051
Net realized gain	332,051
Net change in unrealized appreciation (depreciation) on:
Investments	(396,698)
Net change in unrealized appreciation (depreciation)	(396,698)
Net realized and unrealized loss	(64,647)
Net decrease in net assets resulting from operations	$(33,800)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$30,847	$37,410
Net realized gain on investments	332,051	1,168,912
Net change in unrealized appreciation (depreciation) on investments	(396,698)	488,365
Net increase (decrease) in net assets resulting from operations	(33,800)	1,694,687

Distributions to shareholders from:
Net investment income	(62,481)	(62,968)
Net realized gains	(750,591)	(817,462)
Total distributions to shareholders	(813,072)	(880,430)

Capital share transactions:
Proceeds from sale of shares	15,730,256	32,022,110
Distributions reinvested	813,072	880,430
Cost of shares redeemed	(17,724,921)	(38,470,692)
Net decrease from capital share transactions	(1,181,593)	(5,568,152)
Net decrease in net assets	(2,028,465)	(4,753,895)

Net assets:
Beginning of year	5,966,050	10,719,945
End of year	$3,937,585	$5,966,050
Undistributed net investment income at end of year	$28,893	$55,167

Capital share activity:
Shares sold	1,098,114	2,107,380
Shares issued from reinvestment of distributions	68,096	63,295
Shares redeemed	(1,247,790)	(2,558,223)
Net decrease in shares	(81,580)	(387,548)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$14.47	$13.40	$10.82	$13.98	$12.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.08	.11	.07	.02
Net gain (loss) on investments (realized and unrealized)	.43	3.73	2.50	(3.18)	1.60
Total from investment operations	.51	3.81	2.61	(3.11)	1.62
Less distributions from:
Net investment income	(.24)	(.20)	(.02)	(.05)	(.16)
Net realized gains	(2.83)	(2.54)	(.01)	—	—
Total distributions	(3.07)	(2.74)	(.03)	(.05)	(.16)
Net asset value, end of period	$11.91	$14.47	$13.40	$10.82	$13.98

Total Return[b]	3.42%	29.18%	24.22%	(22.23%)	13.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,938	$5,966	$10,720	$2,595	$5,463
Ratios to average net assets:
Net investment income (loss)	0.56%	0.52%	0.89%	0.59%	0.12%
Total expenses	1.66%	1.64%	1.67%	1.71%	1.64%
Portfolio turnover rate	285%	438%	512%	1,518%	1,119%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

For the year ended December 31, 2014, Basic Materials Fund returned -1.81%, compared with a gain of 13.69% for the S&P 500 Index. The S&P 500 Materials Index returned 6.91%.

The chemicals group was the largest contributor to return, followed by the containers & packaging industry. The metals & mining industry detracted most from return, followed by the capital markets industry.

The top-performing holdings were Sherwin-Williams Co., Alcoa, Inc. and Air Products and Chemicals, Inc. The worst-performing holdings included Freeport-McMoRan, Inc., Vale S.A. and Cliffs Natural Resources, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
EI du Pont de Nemours & Co.	3.0%
Monsanto Co.	2.7%
Dow Chemical Co.	2.7%
LyondellBasell Industries N.V. — Class A	2.3%
Praxair, Inc.	2.2%
PPG Industries, Inc.	2.1%
Air Products & Chemicals, Inc.	2.0%
Ecolab, Inc.	2.0%
Freeport-McMoRan, Inc.	1.9%
Vale S.A. ADR	1.8%
Top Ten Total	22.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Basic Materials Fund	-1.81%	3.10%	5.36%
S&P 500 Materials Index	6.91%	11.23%	7.63%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

16 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.1%

CHEMICALS-DIVERSIFIED - 16.2%
EI du Pont de Nemours & Co.	3,700	$273,578
Dow Chemical Co.	5,365	244,698
LyondellBasell Industries N.V. — Class A	2,666	211,654
PPG Industries, Inc.	815	188,387
Celanese Corp. — Class A	1,705	102,232
Westlake Chemical Corp.	1,574	96,156
FMC Corp.	1,597	91,077
Huntsman Corp.	3,445	78,477
Rockwood Holdings, Inc.	984	77,539
Axiall Corp.	1,427	60,605
Olin Corp.	1,994	45,403
Total Chemicals-Diversified		1,469,806

CHEMICALS-SPECIALTY - 14.5%
Ecolab, Inc.	1,754	183,328
Sigma-Aldrich Corp.	947	129,995
Eastman Chemical Co.	1,468	111,362
Ashland, Inc.	791	94,730
International Flavors & Fragrances, Inc.	924	93,657
WR Grace & Co.*	911	86,900
NewMarket Corp.	190	76,671
Albemarle Corp.	1,220	73,359
Platform Specialty Products Corp.*	3,060	71,053
Methanex Corp.	1,483	67,966
Cytec Industries, Inc.	1,310	60,483
Sensient Technologies Corp.	930	56,116
Cabot Corp.	1,257	55,132
Minerals Technologies, Inc.	745	51,740
HB Fuller Co.	1,131	50,363
Chemtura Corp.*	2,034	50,301
Total Chemicals-Specialty		1,313,156

GOLD MINING - 9.5%
Goldcorp, Inc.	6,445	119,361
Barrick Gold Corp.	10,940	117,605
Newmont Mining Corp.	5,554	104,971
Agnico Eagle Mines Ltd.	3,433	85,447
Randgold Resources Ltd. ADR	1,234	83,184
AngloGold Ashanti Ltd. ADR	8,583	74,672
Franco-Nevada Corp.	1,498	73,687
Royal Gold, Inc.	1,117	70,036
Eldorado Gold Corp.	11,061	67,251
Cia de Minas Buenaventura S.A.A. ADR	6,845	65,438
Total Gold Mining		861,652

AGRICULTURAL CHEMICALS - 7.7%
Monsanto Co.	2,083	248,857
Mosaic Co.	2,979	135,991
CF Industries Holdings, Inc.	449	122,370
Potash Corporation of Saskatchewan, Inc.	3,075	108,609
Agrium, Inc.	840	79,565
Total Agricultural Chemicals		695,392

CONTAINERS-PAPER/PLASTIC - 6.0%
Sealed Air Corp.	2,288	97,081
Rock-Tenn Co. — Class A	1,540	93,909
Packaging Corporation of America	1,141	89,055
Graphic Packaging Holding Co.*	5,109	69,585
Bemis Company, Inc.	1,526	68,990
Sonoco Products Co.	1,572	68,696
Berry Plastics Group, Inc.*	2,034	64,173
Total Containers-Paper/Plastic		551,489

STEEL-PRODUCERS - 6.0%
Nucor Corp.	2,675	131,208
Reliance Steel & Aluminum Co.	1,197	73,340
ArcelorMittal1	6,565	72,412
Steel Dynamics, Inc.	3,646	71,972
United States Steel Corp.	2,315	61,903
Carpenter Technology Corp.	1,091	53,732
Commercial Metals Co.	2,848	46,394
AK Steel Holding Corp.*	5,871	34,874
Total Steel-Producers		545,835

INDUSTRIAL GASES - 5.3%
Praxair, Inc.	1,564	202,632
Air Products & Chemicals, Inc.	1,279	184,470
Airgas, Inc.	836	96,290
Total Industrial Gases		483,392

PAPER & RELATED PRODUCTS - 4.1%
International Paper Co.	2,901	155,435
MeadWestvaco Corp.	2,009	89,180
Domtar Corp.	1,685	67,771
KapStone Paper and Packaging Corp.	1,894	55,513
Total Paper & Related Products		367,899

BUILDING PRODUCTS-CEMENT/AGGREGATES - 3.9%
Cemex SAB de CV ADR*	9,817	100,034
Vulcan Materials Co.	1,479	97,215
Martin Marietta Materials, Inc.	805	88,808
Eagle Materials, Inc.	851	64,702
Total Building Products-Cement/Aggregates		350,759

COATINGS/PAINT - 3.7%
Sherwin-Williams Co.	628	165,189
Valspar Corp.	1,025	88,642
RPM International, Inc.	1,692	85,801
Total Coatings/Paint		339,632

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
BASIC MATERIALS FUND

	Shares	Value

METAL-COPPER - 3.7%
Freeport-McMoRan, Inc.	7,194	$168,052
Southern Copper Corp.	5,849	164,942
Total Metal-Copper		332,994

CONTAINERS-METAL/GLASS - 3.6%
Ball Corp.	1,486	101,301
Crown Holdings, Inc.*	1,726	87,853
Owens-Illinois, Inc.*	2,681	72,360
Constellium N.V. — Class A*	3,930	64,570
Total Containers-Metal/Glass		326,084

METAL-ALUMINUM - 2.6%
Alcoa, Inc.	9,305	146,926
Century Aluminum Co.*	2,030	49,532
Kaiser Aluminum Corp.	510	36,429
Total Metal-Aluminum		232,887

METAL-IRON - 2.2%
Vale S.A. ADR1	20,459	167,355
Cliffs Natural Resources, Inc.1	4,787	34,179
Total Metal-Iron		201,534

DIVERSIFIED MINERALS - 2.2%
Teck Resources Ltd. — Class B	5,854	79,848
BHP Billiton Ltd. ADR	1,036	49,024
US Silica Holdings, Inc.	1,510	38,792
BHP Billiton plc ADR	765	32,895
Total Diversified Minerals		200,559

SILVER MINING - 1.8%
Silver Wheaton Corp.	4,786	97,299
Pan American Silver Corp.	6,720	61,824
Total Silver Mining		159,123

METAL-DIVERSIFIED - 1.0%
Rio Tinto plc ADR	2,062	94,976

OFFICE SUPPLIES & FORMS - 0.8%
Avery Dennison Corp.	1,370	71,076

MISCELLANEOUS MANUFACTURING - 0.8%
AptarGroup, Inc.	1,030	68,845

STEEL-SPECIALTY - 0.7%
Allegheny Technologies, Inc.	1,927	67,002

CHEMICALS-PLASTICS - 0.7%
PolyOne Corp.	1,634	61,945

QUARRYING - 0.6%
Compass Minerals International, Inc.	625	54,269

BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS - 0.6%
Louisiana-Pacific Corp.*	3,108	51,468

PLATINUM - 0.5%
Stillwater Mining Co.*	3,002	44,249

OIL FIELD MACHINERY & EQUIPMENT - 0.4%
Flotek Industries, Inc.*	1,788	33,489

Total Common Stocks
(Cost $5,040,561)		8,979,512

EXCHANGE-TRADED FUNDS† - 0.5%
Market Vectors Junior Gold Miners ETF	1,799	43,050
Total Exchange-Traded Funds
(Cost $54,398)		43,050

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 2.0%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$115,970	115,970
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	46,871	46,871
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	22,227	22,227
Total Securities Lending Collateral
(Cost $185,068)		185,068

Total Investments - 101.6%
(Cost $5,280,027)		$9,207,630
Other Assets & Liabilities, net - (1.6)%		(145,141)
Total Net Assets - 100.0%		$9,062,489

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $177,157 of securities loaned (cost $5,094,959)	$9,022,562
Repurchase agreements, at value (cost $185,068)	185,068
Total investments (cost $5,280,027)	9,207,630
Cash	146,094
Segregated cash with broker	482
Receivables:
Fund shares sold	73,636
Dividends	11,332
Securities lending income	232
Total assets	9,439,406

Liabilities:
Payable for:
Upon return of securities loaned	185,550
Securities purchased	158,963
Management fees	6,734
Fund shares redeemed	2,838
Transfer agent and administrative fees	1,981
Investor service fees	1,981
Portfolio accounting fees	792
Miscellaneous	18,078
Total liabilities	376,917
Net assets	$9,062,489

Net assets consist of:
Paid in capital	$7,038,851
Accumulated net investment loss	(72,909)
Accumulated net realized loss on investments	(1,831,056)
Net unrealized appreciation on investments	3,927,603
Net assets	$9,062,489
Capital shares outstanding	428,328
Net asset value per share	$21.16

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $4,434)	$229,349
Income from securities lending, net	6,576
Interest	12
Total investment income	235,937

Expenses:
Management fees	108,642
Transfer agent and administrative fees	31,954
Investor service fees	31,954
Portfolio accounting fees	12,781
Custodian fees	1,501
Trustees’ fees*	1,122
Line of credit interest expense	22
Miscellaneous	24,348
Total expenses	212,324
Net investment income	23,613

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,144,479
Net realized gain	1,144,479
Net change in unrealized appreciation (depreciation) on:
Investments	(1,523,262)
Net change in unrealized appreciation (depreciation)	(1,523,262)
Net realized and unrealized loss	(378,783)
Net decrease in net assets resulting from operations	$(355,170)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$23,613	$48,005
Net realized gain on investments	1,144,479	1,531,106
Net change in unrealized appreciation (depreciation) on investments	(1,523,262)	(2,038,768)
Net decrease in net assets resulting from operations	(355,170)	(459,657)

Distributions to shareholders from:
Net investment income	(394,161)	(88,114)
Net realized gains	(747,384)	(628,130)
Total distributions to shareholders	(1,141,545)	(716,244)

Capital share transactions:
Proceeds from sale of shares	30,818,302	43,599,866
Distributions reinvested	1,141,545	716,244
Cost of shares redeemed	(32,988,124)	(48,072,003)
Net decrease from capital share transactions	(1,028,277)	(3,755,893)
Net decrease in net assets	(2,524,992)	(4,931,794)

Net assets:
Beginning of year	11,587,481	16,519,275
End of year	$9,062,489	$11,587,481
Accumulated net investment loss/Undistributed net investment income at end of year	$(72,909)	$52,773

Capital share activity:
Shares sold	1,214,803	1,715,254
Shares issued from reinvestment of distributions	52,898	29,463
Shares redeemed	(1,306,301)	(1,911,154)
Net decrease in shares	(38,600)	(166,437)

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$24.82	$26.08	$25.95	$36.83	$29.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.09	.17	(.02)	(.07)
Net gain (loss) on investments (realized and unrealized)	(.44)	.20	2.45	(5.69)	7.86
Total from investment operations	(.39)	.29	2.62	(5.71)	7.79
Less distributions from:
Net investment income	(1.13)	(.19)	—	—	(.18)
Net realized gains	(2.14)	(1.36)	(2.49)	(5.17)	—
Total distributions	(3.27)	(1.55)	(2.49)	(5.17)	(.18)
Net asset value, end of period	$21.16	$24.82	$26.08	$25.95	$36.83

Total Return[b]	(1.81%)	1.25%	10.72%	(16.46%)	26.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,062	$11,587	$16,519	$15,894	$49,131
Ratios to average net assets:
Net investment income (loss)	0.18%	0.37%	0.62%	(0.06%)	(0.22%)
Total expenses[c]	1.66%	1.64%	1.67%	1.71%	1.66%
Portfolio turnover rate	218%	350%	339%	193%	418%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

For the year ended December 31, 2014, Biotechnology Fund gained 32.69%, compared with the S&P 500 Index, which rose 13.69%. The S&P 500 Health Care Index returned 25.34%.

Companies in the biotechnology industry compose most of the weight of the Fund. For the year, that group contributed most to return, followed by the life sciences tools & services segment. The pharmaceuticals industry detracted most from return.

The best-performing holdings in the Fund were Intercept Pharmaceuticals, Inc., Gilead Sciences, Inc. and InterMune, Inc. The worst-performing holdings in the Fund included Aegerion Pharmaceuticals, Inc., Theravance Biopharm, Inc. and Theravance, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Gilead Sciences, Inc.	6.5%
Amgen, Inc.	6.2%
Celgene Corp.	5.4%
Biogen Idec, Inc.	5.2%
Regeneron Pharmaceuticals, Inc.	3.7%
Alexion Pharmaceuticals, Inc.	3.5%
Vertex Pharmaceuticals, Inc.	3.2%
Illumina, Inc.	2.9%
BioMarin Pharmaceutical, Inc.	2.1%
Incyte Corp.	2.0%
Top Ten Total	40.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

22 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Biotechnology Fund	32.69%	27.78%	14.79%
S&P 500 Health Care Index	25.34%	19.38%	10.64%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS	December 31, 2014
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.5%

MEDICAL-BIOMEDICAL/GENETICS - 74.3%
Gilead Sciences, Inc.*	26,233	$2,472,722
Amgen, Inc.	14,755	2,350,323
Celgene Corp.*	18,263	2,042,899
Biogen Idec, Inc.*	5,831	1,979,333
Regeneron Pharmaceuticals, Inc.*	3,445	1,413,311
Alexion Pharmaceuticals, Inc.*	7,197	1,331,661
Vertex Pharmaceuticals, Inc.*	10,131	1,203,563
Illumina, Inc.*	6,008	1,108,957
BioMarin Pharmaceutical, Inc.*	8,969	810,798
Incyte Corp.*	10,425	762,172
Isis Pharmaceuticals, Inc.*	10,380	640,861
Alnylam Pharmaceuticals, Inc.*	6,343	615,271
Cubist Pharmaceuticals, Inc.*	5,888	592,627
Medivation, Inc.*	5,904	588,097
United Therapeutics Corp.*	4,123	533,887
Puma Biotechnology, Inc.*	2,610	493,995
NPS Pharmaceuticals, Inc.*	12,612	451,131
Intrexon Corp.*,1	15,880	437,176
Intercept Pharmaceuticals, Inc.*	2,779	433,524
Seattle Genetics, Inc.*	13,195	423,955
Exact Sciences Corp.*,1	15,126	415,057
Bio-Rad Laboratories, Inc. — Class A*	3,318	400,018
Synageva BioPharma Corp.*	4,174	387,305
Charles River Laboratories International, Inc.*	5,819	370,321
Bluebird Bio, Inc.*	3,960	363,211
Myriad Genetics, Inc.*,1	10,432	355,314
Kite Pharma, Inc.*,1	6,060	349,480
PTC Therapeutics, Inc.*	5,950	308,032
Theravance, Inc.1	20,655	292,268
Celldex Therapeutics, Inc.*	15,871	289,646
Acorda Therapeutics, Inc.*	6,994	285,845
Medicines Co.*	10,279	284,420
Karyopharm Therapeutics, Inc.*,1	7,220	270,245
Halozyme Therapeutics, Inc.*	27,793	268,202
Novavax, Inc.*	43,917	260,428
ARIAD Pharmaceuticals, Inc.*	37,732	259,219
NewLink Genetics Corp.*,1	6,339	251,975
Merrimack Pharmaceuticals, Inc.*	22,147	250,261
PDL BioPharma, Inc.1	31,290	241,246
Achillion Pharmaceuticals, Inc.*	18,770	229,933
Ligand Pharmaceuticals, Inc. — Class B*	4,171	221,939
BioCryst Pharmaceuticals, Inc.*	17,470	212,435
AMAG Pharmaceuticals, Inc.*	4,905	209,051
Organovo Holdings, Inc.*,1	25,302	183,440
Repligen Corp.*	8,807	174,379
Aegerion Pharmaceuticals, Inc.*	8,050	168,567
Inovio Pharmaceuticals, Inc.*,1	17,420	159,916
ImmunoGen, Inc.*	19,839	121,018
Total Medical-Biomedical/Genetics		28,269,434

MEDICAL-DRUGS - 14.1%
Alkermes plc*	10,119	592,569
Quintiles Transnational Holdings, Inc.*	9,959	586,286
Grifols S.A. ADR	14,561	494,928
OPKO Health, Inc.*,1	49,259	492,097
Receptos, Inc.*	3,531	432,583
ACADIA Pharmaceuticals, Inc.*	12,615	400,526
Ironwood Pharmaceuticals, Inc. — Class A*	22,063	338,005
Clovis Oncology, Inc.*	5,400	302,400
Chimerix, Inc.*	7,219	290,637
TESARO, Inc.*	7,100	264,049
Keryx Biopharmaceuticals, Inc.*,1	18,617	263,431
Anacor Pharmaceuticals, Inc.*	7,980	257,355
Insys Therapeutics, Inc.*	6,092	256,839
Infinity Pharmaceuticals, Inc.*	12,140	205,045
Regulus Therapeutics, Inc.*	12,420	199,217
Total Medical-Drugs		5,375,967

THERAPEUTICS - 6.4%
Pharmacyclics, Inc.*	5,130	627,194
Agios Pharmaceuticals, Inc.*	4,080	457,123
MannKind Corp.*,1	61,727	321,906
Dyax Corp.*	21,727	305,482
Neurocrine Biosciences, Inc.*	13,280	296,675
Portola Pharmaceuticals, Inc.*	9,118	258,222
Sarepta Therapeutics, Inc.*,1	12,674	183,393
Total Therapeutics		2,449,995

DIAGNOSTIC KITS - 1.3%
QIAGEN N.V.*	21,653	507,979

DIAGNOSTIC EQUIPMENT - 1.2%
Cepheid*	8,275	448,009

MEDICAL INSTRUMENTS - 1.0%
Bio-Techne Corp.	4,284	395,842

DRUG DELIVERY SYSTEMS - 0.8%
Nektar Therapeutics*	19,936	309,008

RESEARCH & DEVELOPMENT - 0.4%
Arrowhead Research Corp.*,1	20,130	148,559

Total Common Stocks
(Cost $21,202,153)		37,904,793

RIGHTS††† - 0.0%
Chelsea Therapeutics International
Expires 12/31/17*	18,097	1,448
Clinical Data, Inc.
Expires 12/31/20*	4,730	—
Total Rights
(Cost $1,341)		1,448

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
BIOTECHNOLOGY FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 8.4%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$1,995,010	$1,995,010
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	806,316	806,316
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	382,377	382,377
Total Securities Lending Collateral
(Cost $3,183,703)		3,183,703

Total Investments - 107.9%
(Cost $24,387,197)		$41,089,944
Other Assets & Liabilities, net - (7.9)%		(2,996,337)
Total Net Assets - 100.0%		$38,093,607

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $3,076,247 of securities loaned (cost $21,203,494)	$37,906,241
Repurchase agreements, at value (cost $3,183,703)	3,183,703
Total investments (cost $24,387,197)	41,089,944
Cash	527,754
Segregated cash with broker	8,298
Receivables:
Securities sold	1,001,500
Securities lending income	17,030
Fund shares sold	1,605
Total assets	42,646,131

Liabilities:
Payable for:
Upon return of securities loaned	3,192,000
Fund shares redeemed	1,268,880
Management fees	27,883
Transfer agent and administrative fees	8,201
Investor service fees	8,201
Portfolio accounting fees	3,280
Miscellaneous	44,079
Total liabilities	4,552,524
Net assets	$38,093,607

Net assets consist of:
Paid in capital	$23,630,239
Undistributed net investment income	2,871
Accumulated net realized loss on investments	(2,242,250)
Net unrealized appreciation on investments	16,702,747
Net assets	$38,093,607
Capital shares outstanding	496,600
Net asset value per share	$76.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Income from securities lending, net	$155,803
Dividends	66,578
Interest	32
Total investment income	222,413

Expenses:
Management fees	254,651
Transfer agent and administrative fees	74,897
Investor service fees	74,897
Portfolio accounting fees	29,959
Custodian fees	3,513
Trustees’ fees*	2,259
Line of credit interest expense	308
Miscellaneous	57,583
Total expenses	498,067
Net investment loss	(275,654)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,753,200
Net realized gain	4,753,200
Net change in unrealized appreciation (depreciation) on:
Investments	2,373,904
Net change in unrealized appreciation (depreciation)	2,373,904
Net realized and unrealized gain	7,127,104
Net increase in net assets resulting from operations	$6,851,450

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(275,654)	$(297,562)
Net realized gain on investments	4,753,200	4,190,274
Net change in unrealized appreciation (depreciation) on investments	2,373,904	6,045,333
Net increase in net assets resulting from operations	6,851,450	9,938,045

Capital share transactions:
Proceeds from sale of shares	61,464,713	72,966,371
Cost of shares redeemed	(56,722,008)	(75,485,335)
Net increase (decrease) from capital share transactions	4,742,705	(2,518,964)
Net increase in net assets	11,594,155	7,419,081

Net assets:
Beginning of year	26,499,452	19,080,371
End of year	$38,093,607	$26,499,452
Undistributed net investment income at end of year	$2,871	$—

Capital share activity:
Shares sold	907,407	1,490,314
Shares redeemed	(869,201)	(1,540,866)
Net increase (decrease) in shares	38,206	(50,552)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$57.81	$37.49	$27.58	$24.93	$22.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.62)	(.56)	(.47)	(.41)	(.33)
Net gain (loss) on investments (realized and unrealized)	19.52	20.88	10.38	3.06	2.74
Total from investment operations	18.90	20.32	9.91	2.65	2.41
Net asset value, end of period	$76.71	$57.81	$37.49	$27.58	$24.93

Total Return[b]	32.69%	54.20%	35.98%	10.59%	10.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,094	$26,499	$19,080	$11,846	$13,843
Ratios to average net assets:
Net investment income (loss)	(0.92%)	(1.15%)	(1.33%)	(1.51%)	(1.40%)
Total expenses	1.66%	1.63%	1.68%	1.71%	1.65%
Portfolio turnover rate	165%	277%	294%	502%	509%
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the year ended December 31, 2014, Consumer Products Fund rose 12.63%, compared with a gain of 13.69% for the S&P 500 Index. The S&P 500 Consumer Staples Index returned 15.98%.

The food products industry was the largest contributor to Fund performance, followed by the beverages industry. The personal products industry detracted most from return, followed by the health care equipment & supplies industry.

Fund performance for the year got the biggest boost from Altria Group, Inc., Keurig Green Mountain, Inc. and Kroger Co. The Fund’s weakest performers during the year were NuSkin Enterprises, Inc. Class A, Herbalife Ltd. and Avon Products, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	5.4%
Coca-Cola Co.	4.8%
PepsiCo, Inc.	4.1%
Philip Morris International, Inc.	3.9%
Altria Group, Inc.	3.4%
Colgate-Palmolive Co.	2.8%
Mondelez International, Inc. — Class A	2.7%
Kimberly-Clark Corp.	2.3%
Kraft Foods Group, Inc.	2.1%
Archer-Daniels-Midland Co.	2.0%
Top Ten Total	33.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Consumer Products Fund	12.63%	16.01%	9.56%
S&P 500 Consumer Staples Index	15.98%	16.08%	10.72%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

30 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.6%

FOOD-MISCELLANEOUS/DIVERSIFIED - 16.1%
Mondelez International, Inc. — Class A	19,462	$706,958
Kraft Foods Group, Inc.	8,900	557,674
General Mills, Inc.	9,724	518,581
Kellogg Co.	6,677	436,943
ConAgra Foods, Inc.	9,576	347,417
Campbell Soup Co.	7,680	337,920
McCormick & Company, Inc.	3,772	280,260
Hain Celestial Group, Inc.*	3,906	227,681
Ingredion, Inc.	2,638	223,808
Pinnacle Foods, Inc.	5,210	183,913
Lancaster Colony Corp.	1,663	155,723
Cal-Maine Foods, Inc.	3,280	128,018
B&G Foods, Inc.	3,900	116,610
Diamond Foods, Inc.*	445	12,562
Total Food-Miscellaneous/Diversified		4,234,068

BEVERAGES-NON-ALCOHOLIC - 13.8%
Coca-Cola Co.	29,382	1,240,509
PepsiCo, Inc.	11,399	1,077,889
Monster Beverage Corp.*	3,606	390,710
Dr Pepper Snapple Group, Inc.	4,688	336,036
Coca-Cola Enterprises, Inc.	6,847	302,774
Fomento Economico Mexicano SAB de CV ADR*	2,961	260,657
Total Beverages-Non-alcoholic		3,608,575

COSMETICS & TOILETRIES - 12.7%
Procter & Gamble Co.	15,432	1,405,700
Colgate-Palmolive Co.	10,380	718,192
Estee Lauder Companies, Inc. — Class A	6,398	487,528
Unilever N.V. — Class Y	6,513	254,268
Coty, Inc. — Class A*	12,300	254,118
Avon Products, Inc.	19,864	186,523
Total Cosmetics & Toiletries		3,306,329

TOBACCO - 12.6%
Philip Morris International, Inc.	12,478	1,016,332
Altria Group, Inc.	17,807	877,351
Reynolds American, Inc.	8,151	523,865
Lorillard, Inc.	6,813	428,810
British American Tobacco plc ADR	2,000	215,640
Vector Group Ltd.	6,625	141,179
Universal Corp.	2,120	93,238
Total Tobacco		3,296,415

FOOD-RETAIL - 6.3%
Kroger Co.	7,921	508,608
Whole Foods Market, Inc.	7,722	389,343
Safeway, Inc.	7,237	254,163
Sprouts Farmers Market, Inc.*	6,160	209,317
SUPERVALU, Inc.*	15,346	148,856
Fresh Market, Inc.*	3,090	127,308
Total Food-Retail		1,637,595

BREWERY - 4.5%
Molson Coors Brewing Co. — Class B	4,601	342,867
Ambev S.A. ADR	52,193	324,640
Anheuser-Busch InBev N.V. ADR	2,832	318,090
Boston Beer Company, Inc. — Class A*	630	182,410
Total Brewery		1,168,007

CONSUMER PRODUCTS-MISCELLANEOUS - 4.3%
Kimberly-Clark Corp.	5,113	590,757
Clorox Co.	3,269	340,662
Spectrum Brands Holdings, Inc.	2,090	199,971
Total Consumer Products-Miscellaneous		1,131,390

FOOD-MEAT PRODUCTS - 4.3%
Tyson Foods, Inc. — Class A	8,763	351,308
Hormel Foods Corp.	6,476	337,399
BRF S.A. ADR	11,450	267,358
Darling Ingredients, Inc.*	8,823	160,226
Total Food-Meat Products		1,116,291

BEVERAGES-WINE/SPIRITS - 4.0%
Constellation Brands, Inc. — Class A*	4,143	406,719
Brown-Forman Corp. — Class B	4,429	389,043
Diageo plc ADR	2,090	238,448
Total Beverages-Wine/Spirits		1,034,210

AGRICULTURAL OPERATIONS - 3.8%
Archer-Daniels-Midland Co.	10,185	529,621
Bunge Ltd.	3,719	338,094
Andersons, Inc.	2,110	112,125
Total Agricultural Operations		979,840

FOOD-CONFECTIONERY - 2.8%
Hershey Co.	4,224	439,000
JM Smucker Co.	2,953	298,194
Total Food-Confectionery		737,194

FOOD-WHOLESALE/DISTRIBUTION - 2.3%
Sysco Corp.	10,725	425,676
United Natural Foods, Inc.*	2,309	178,543
Total Food-Wholesale/Distribution		604,219

VITAMINS & NUTRITION PRODUCTS - 2.3%
Mead Johnson Nutrition Co. — Class A	4,129	415,129
Herbalife Ltd.1	4,781	180,244
Total Vitamins & Nutrition Products		595,373

COFFEE - 1.6%
Keurig Green Mountain, Inc.	3,172	419,957

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
CONSUMER PRODUCTS FUND

	Shares	Value

POULTRY - 1.5%
Pilgrim’s Pride Corp.*,1	8,110	$265,927
Sanderson Farms, Inc.1	1,550	130,239
Total Poultry		396,166

FOOD-DAIRY PRODUCTS - 1.3%
WhiteWave Foods Co. — Class A*	6,402	224,006
Dean Foods Co.	6,510	126,164
Total Food-Dairy Products		350,170

SOAP & CLEANING PREPARATION - 1.2%
Church & Dwight Company, Inc.	3,836	302,315

BATTERIES/BATTERY SYSTEMS - 1.0%
Energizer Holdings, Inc.	1,940	249,406

FOOD-BAKING - 0.7%
Flowers Foods, Inc.	9,681	185,778

RETAIL-CONVENIENCE STORE - 0.7%
Casey’s General Stores, Inc.	1,897	171,337

FOOD-CANNED - 0.7%
TreeHouse Foods, Inc.*	1,998	170,889

MULTILEVEL DIRECT SELLING - 0.6%
Nu Skin Enterprises, Inc. — Class A1	3,608	157,670

FOOD-FLOUR & GRAIN - 0.5%
Post Holdings, Inc.*	2,960	123,994

Total Common Stocks
(Cost $17,632,415)		25,977,188

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 1.7%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$279,861	279,861
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	113,110	113,110
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	53,640	53,640
Total Securities Lending Collateral
(Cost $446,611)		446,611

Total Investments - 101.3%
(Cost $18,079,026)		$26,423,799
Other Assets & Liabilities, net - (1.3)%		(333,995)
Total Net Assets - 100.0%		$26,089,804

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $429,146 of securities loaned (cost $17,632,415)	$25,977,188
Repurchase agreements, at value (cost $446,611)	446,611
Total investments (cost $18,079,026)	26,423,799
Segregated cash with broker	1,164
Cash	940
Receivables:
Securities sold	778,685
Dividends	65,911
Securities lending income	804
Foreign taxes reclaim	655
Total assets	27,271,958

Liabilities:
Line of credit	52,000
Payable for:
Fund shares redeemed	618,059
Upon return of securities loaned	447,775
Management fees	20,113
Transfer agent and administrative fees	5,916
Investor service fees	5,916
Portfolio accounting fees	2,366
Miscellaneous	30,009
Total liabilities	1,182,154
Net assets	$26,089,804

Net assets consist of:
Paid in capital	$18,643,368
Undistributed net investment income	133,085
Accumulated net realized loss on investments	(1,031,422)
Net unrealized appreciation on investments	8,344,773
Net assets	$26,089,804
Capital shares outstanding	433,458
Net asset value per share	$60.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $1,900)	$447,739
Income from securities lending, net	2,457
Interest	18
Total investment income	450,214

Expenses:
Management fees	161,851
Transfer agent and administrative fees	47,603
Investor service fees	47,603
Portfolio accounting fees	19,041
Custodian fees	2,234
Trustees’ fees*	1,388
Tax expense	85
Line of credit interest expense	65
Miscellaneous	36,730
Total expenses	316,600
Net investment income	133,614

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	480,911
Net realized gain	480,911
Net change in unrealized appreciation (depreciation) on:
Investments	1,598,468
Net change in unrealized appreciation (depreciation)	1,598,468
Net realized and unrealized gain	2,079,379
Net increase in net assets resulting from operations	$2,212,993

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$133,614	$123,887
Net realized gain on investments	480,911	2,673,527
Net change in unrealized appreciation (depreciation) on investments	1,598,468	1,185,365
Net increase in net assets resulting from operations	2,212,993	3,982,779

Distributions to shareholders from:
Net investment income	(123,883)	(200,161)
Net realized gains	(1,472,803)	—
Total distributions to shareholders	(1,596,686)	(200,161)

Capital share transactions:
Proceeds from sale of shares	49,243,639	71,829,690
Distributions reinvested	1,596,686	200,161
Cost of shares redeemed	(40,815,155)	(75,968,634)
Net increase (decrease) from capital share transactions	10,025,170	(3,938,783)
Net increase (decrease) in net assets	10,641,477	(156,165)

Net assets:
Beginning of year	15,448,327	15,604,492
End of year	$26,089,804	$15,448,327
Undistributed net investment income at end of year	$133,085	$123,887

Capital share activity:
Shares sold	824,162	1,372,479
Shares issued from reinvestment of distributions	26,840	3,581
Shares redeemed	(688,835)	(1,451,404)
Net increase (decrease) in shares	162,167	(75,344)

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$56.94	$45.02	$41.82	$37.33	$32.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	.38	.46	.41	.60
Net gain (loss) on investments (realized and unrealized)	6.72	12.31	3.33	4.70	4.96
Total from investment operations	7.14	12.69	3.79	5.11	5.56
Less distributions from:
Net investment income	(.30)	(.77)	(.59)	(.62)	(.48)
Net realized gains	(3.59)	—	—	—	—
Total distributions	(3.89)	(.77)	(.59)	(.62)	(.48)
Net asset value, end of period	$60.19	$56.94	$45.02	$41.82	$37.33

Total Return[b]	12.63%	28.25%	9.05%	13.76%	17.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,090	$15,448	$15,604	$23,092	$15,259
Ratios to average net assets:
Net investment income (loss)	0.70%	0.72%	1.06%	1.02%	1.76%
Total expenses	1.66%	1.64%	1.67%	1.69%	1.65%
Portfolio turnover rate	194%	438%	636%	368%	442%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the year ended December 31, 2014, Electronics Fund returned 23.74%, compared with a gain of 13.69% for the S&P 500 Index. The S&P 500 Information Technology Index returned 20.12%.

The semiconductors and semiconductor equipment holdings that make up most of the Fund contributed all of the Fund’s performance.

For the year, Fund performance got the biggest boost from Intel Corp., Skyworks Solutions, Inc. and Micron Technology, Inc. Holdings providing the least to Fund performance for the period were Himax Technologies, Inc., Cree, Inc. and Yingli Green Energy Holding Co. Ltd.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.9%
Texas Instruments, Inc.	5.0%
Micron Technology, Inc.	4.2%
Applied Materials, Inc.	3.7%
Broadcom Corp. — Class A	3.4%
Analog Devices, Inc.	2.8%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2.6%
Skyworks Solutions, Inc.	2.5%
Avago Technologies Ltd.	2.5%
Lam Research Corp.	2.4%
Top Ten Total	38.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Electronics Fund	23.74%	9.09%	3.24%
S&P 500 Information Technology Index	20.12%	14.86%	8.88%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	December 31, 2014
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.6%

ELECTRONIC COMPONENTS-SEMICONDUCTOR - 55.5%
Intel Corp.	18,179	$659,717
Texas Instruments, Inc.	6,976	372,973
Micron Technology, Inc.*	8,961	313,725
Broadcom Corp. — Class A	5,831	252,657
Skyworks Solutions, Inc.	2,598	188,901
Avago Technologies Ltd.	1,820	183,074
Xilinx, Inc.	3,859	167,056
NVIDIA Corp.	8,248	165,372
Altera Corp.	4,426	163,496
Microchip Technology, Inc.	3,355	151,344
Freescale Semiconductor Ltd.*	5,592	141,086
SunEdison, Inc.*	6,025	117,548
First Solar, Inc.*	2,399	106,983
ON Semiconductor Corp.*	10,471	106,071
ARM Holdings plc ADR	2,218	102,693
Cree, Inc.*	3,085	99,399
Cavium, Inc.*	1,503	92,915
Mellanox Technologies Ltd.*	2,007	85,759
Microsemi Corp.*	2,927	83,068
International Rectifier Corp.*	2,070	82,593
Silicon Laboratories, Inc.*	1,510	71,906
Fairchild Semiconductor International, Inc. — Class A*	4,181	70,575
Monolithic Power Systems, Inc.	1,410	70,133
Semtech Corp.*	2,504	69,035
Intersil Corp. — Class A	4,722	68,327
Ambarella, Inc.*,1	1,260	63,907
OmniVision Technologies, Inc.*	2,295	59,670
Total Electronic Components-Semiconductor		4,109,983

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUIT - 20.3%
Analog Devices, Inc.	3,716	206,312
Taiwan Semiconductor Manufacturing Company Ltd. ADR	8,680	194,258
NXP Semiconductor N.V.*	2,204	168,386
Linear Technology Corp.	3,573	162,929
Maxim Integrated Products, Inc.	4,716	150,299
TriQuint Semiconductor, Inc.*	4,186	115,324
Marvell Technology Group Ltd.	7,753	112,419
Atmel Corp.*	11,373	95,476
Himax Technologies, Inc. ADR	11,020	88,821
Integrated Device Technology, Inc.*	4,283	83,947
Cypress Semiconductor Corp.	5,177	73,928
Cirrus Logic, Inc.*	2,330	54,918
Total Semiconductor Components-Integrated Circuit		1,507,017

SEMICONDUCTOR EQUIPMENT - 13.8%
Applied Materials, Inc.	10,990	273,871
Lam Research Corp.	2,245	178,118
KLA-Tencor Corp.	2,461	173,058
Teradyne, Inc.	5,263	104,155
ASML Holding N.V. — Class G	908	97,910
MKS Instruments, Inc.	1,900	69,540
Tessera Technologies, Inc.	1,920	68,659
Veeco Instruments, Inc.*	1,672	58,319
Total Semiconductor Equipment		1,023,630

POWER CONVERTER/SUPPLY EQUIPMENT - 3.8%
Canadian Solar, Inc.*	4,551	110,089
SunPower Corp. — Class A*	3,588	92,678
Yingli Green Energy Holding Company Ltd. ADR*,1	33,117	77,825
Total Power Converter/Supply Equipment		280,592

ENERGY-ALTERNATE SOURCES - 2.5%
Trina Solar Ltd. ADR*	10,121	93,721
JinkoSolar Holding Company Ltd. ADR*,1	4,717	92,972
Total Energy-Alternate Sources		186,693

WIRELESS EQUIPMENT - 1.6%
RF Micro Devices, Inc.*	6,934	115,035

COMPUTERS-PERIPHERAL EQUIPMENT - 1.1%
Synaptics, Inc.*	1,183	81,438

COMPUTERS-MEMORY DEVICES - 1.0%
Spansion, Inc. — Class A*	2,110	72,204

Total Common Stocks
(Cost $4,486,224)		7,376,592

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
ELECTRONICS FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 2.5%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$118,063	$118,063
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	47,717	47,717
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	22,629	22,629
Total Securities Lending Collateral
(Cost $188,409)		188,409

Total Investments - 102.1%
(Cost $4,674,633)		$7,565,001
Other Assets & Liabilities, net - (2.1)%		(154,563)
Total Net Assets - 100.0%		$7,410,438

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $182,464 of securities loaned (cost $4,486,224)	$7,376,592
Repurchase agreements, at value (cost $188,409)	188,409
Total investments (cost $4,674,633)	7,565,001
Cash	99,975
Segregated cash with broker	491
Receivables:
Fund shares sold	256,602
Securities lending income	1,218
Dividends	1,110
Total assets	7,924,397

Liabilities:
Payable for:
Securities purchased	305,270
Upon return of securities loaned	188,900
Management fees	5,156
Transfer agent and administrative fees	1,516
Investor service fees	1,516
Fund shares redeemed	644
Portfolio accounting fees	607
Miscellaneous	10,350
Total liabilities	513,959
Net assets	$7,410,438

Net assets consist of:
Paid in capital	$7,709,681
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,189,611)
Net unrealized appreciation on investments	2,890,368
Net assets	$7,410,438
Capital shares outstanding	154,350
Net asset value per share	$48.01

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $1,114)	$108,652
Income from securities lending, net	10,503
Interest	8
Other income	22
Total investment income	119,185

Expenses:
Management fees	61,431
Transfer agent and administrative fees	18,068
Investor service fees	18,068
Portfolio accounting fees	7,227
Custodian fees	849
Trustees’ fees*	427
Line of credit interest expense	34
Miscellaneous	14,105
Total expenses	120,209
Net investment loss	(1,024)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(479,675)
Net realized loss	(479,675)
Net change in unrealized appreciation (depreciation) on:
Investments	1,359,813
Net change in unrealized appreciation (depreciation)	1,359,813
Net realized and unrealized gain	880,138
Net increase in net assets resulting from operations	$879,114

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,024)	$524
Net realized gain (loss) on investments	(479,675)	875,640
Net change in unrealized appreciation (depreciation) on investments	1,359,813	135,208
Net increase in net assets resulting from operations	879,114	1,011,372

Distributions to shareholders from:
Net investment income	—	(7,978)
Total distributions to shareholders	—	(7,978)

Capital share transactions:
Proceeds from sale of shares	32,517,739	24,329,919
Distributions reinvested	—	7,978
Cost of shares redeemed	(29,247,035)	(25,940,355)
Net increase (decrease) from capital share transactions	3,270,704	(1,602,458)
Net increase (decrease) in net assets	4,149,818	(599,064)

Net assets:
Beginning of year	3,260,620	3,859,684
End of year	$7,410,438	$3,260,620
Undistributed net investment income at end of year	$—	$108

Capital share activity:
Shares sold	743,900	724,354 *
Shares issued from reinvestment of distributions	—	220 *
Shares redeemed	(673,572)	(774,647)*
Net increase in shares	70,328	50,073 *

*	Capital share activity for the period presented through April 5, 2013 has been restated to reflect a 1:10 reverse share split effective April 5, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013[d]	Year Ended December 31, 2012[d]	Year Ended December 31, 2011[d]	Year Ended December 31, 2010[d]
Per Share Data
Net asset value, beginning of period	$38.81	$28.78	$28.52	$94.34	$117.22
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	— [b]	.06	(.58)	(.51)
Net gain (loss) on investments (realized and unrealized)	9.21	10.12	.20	(11.64)	9.27
Total from investment operations	9.20	10.12	.26	(12.22)	8.76
Less distributions from:
Net investment income	—	(.09)	—	—	—
Net realized gains	—	—	—	(53.60)	(31.64)
Total distributions	—	(.09)	—	(53.60)	(31.64)
Net asset value, end of period	$48.01	$38.81	$28.78	$28.52	$94.34

Total Return[c]	23.74%	35.05%	1.05%	(16.49%)	9.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,410	$3,261	$3,860	$3,053	$9,238
Ratios to average net assets:
Net investment income (loss)	(0.01%)	0.02%	0.19%	(0.68%)	(0.46%)
Total expenses	1.66%	1.64%	1.67%	1.72%	1.64%
Portfolio turnover rate	381%	745%	910%	859%	958%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — Per share amounts for the periods presented through April 5, 2013 have been restated to reflect a 1:10 reverse share split effective April 5, 2013.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

For the year ended December 31, 2014, Energy Fund returned -18.62%, compared with the 13.69% increase in the S&P 500 Index. The S&P 500 Energy Index returned -7.78%.

Within the sector, the gas utilities industry contributed most to return, followed by the commercial services & supplies industry. The oil, gas & consumable fuels group detracted most from return, followed by energy equipment & services industry.

Cheniere Energy, Inc., Kinder Morgan Inc. Class P and Kinder Morgan Management, LLC were the most significant positive contributors to Fund performance for the year. Holdings detracting most from performance were Petroleo Brasileiro, S.A., Transocean Ltd. and Energy XXI Ltd.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	5.6%
Chevron Corp.	4.2%
Schlumberger Ltd.	2.9%
Kinder Morgan, Inc.	2.8%
ConocoPhillips	2.6%
Occidental Petroleum Corp.	2.2%
EOG Resources, Inc.	2.1%
Anadarko Petroleum Corp.	1.8%
Phillips 66	1.7%
Williams Companies, Inc.	1.6%
Top Ten Total	27.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Energy Fund	-18.62%	2.89%	5.94%
S&P 500 Energy Index	-7.78%	8.76%	9.48%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

44 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 97.8%

OIL COMPANY-EXPLORATION & PRODUCTION - 36.4%
ConocoPhillips	9,979	$689,149
Occidental Petroleum Corp.	7,338	591,516
EOG Resources, Inc.	5,920	545,054
Anadarko Petroleum Corp.	5,952	491,040
Devon Energy Corp.	6,199	379,441
Apache Corp.	5,856	366,996
Pioneer Natural Resources Co.	2,409	358,580
Hess Corp.	4,823	356,034
Noble Energy, Inc.	6,579	312,042
Continental Resources, Inc.*	7,628	292,610
Chesapeake Energy Corp.	13,970	273,393
Concho Resources, Inc.*	2,724	271,719
Cabot Oil & Gas Corp. — Class A	8,399	248,694
Equities Corp.	3,276	247,993
Antero Resources Corp.*	5,800	235,364
Cimarex Energy Co.	2,134	226,204
Southwestern Energy Co.*	7,918	216,082
Range Resources Corp.	3,810	203,645
Canadian Natural Resources Ltd.	6,584	203,314
Encana Corp.	12,808	177,647
Energen Corp.	2,669	170,175
Whiting Petroleum Corp.*	5,117	168,861
Newfield Exploration Co.*	5,504	149,268
Cobalt International Energy, Inc.*	16,615	147,707
QEP Resources, Inc.	7,184	145,260
Gulfport Energy Corp.*	3,428	143,085
Diamondback Energy, Inc.*	2,270	135,701
Memorial Resource Development Corp.*	7,320	131,980
SM Energy Co.	3,353	129,359
Denbury Resources, Inc.	15,898	129,251
CNOOC Ltd. ADR	910	123,250
WPX Energy, Inc.*	10,005	116,358
Talisman Energy, Inc.	14,858	116,338
Rice Energy, Inc.*	5,440	114,077
Carrizo Oil & Gas, Inc.*	2,709	112,694
Laredo Petroleum, Inc.*,1	9,870	102,155
Ultra Petroleum Corp.*,1	7,701	101,345
California Resources Corp.*	18,215	100,365
PDC Energy, Inc.*	2,350	96,985
Oasis Petroleum, Inc.*	5,774	95,502
Rosetta Resources, Inc.*	4,259	95,018
Bonanza Creek Energy, Inc.*	3,750	90,000
LinnCo LLC1	7,890	81,819
Stone Energy Corp.*	4,410	74,441
Sanchez Energy Corp.*,1	6,430	59,735
Comstock Resources, Inc.1	6,523	44,422
Total Oil Company-Exploration & Production		9,661,668

OIL COMPANY-INTEGRATED - 18.7%
Exxon Mobil Corp.	15,951	1,474,669
Chevron Corp.	9,852	1,105,197
Phillips 66	6,474	464,186
Marathon Oil Corp.	11,786	333,426
Petroleo Brasileiro S.A. ADR	44,305	323,427
BP plc ADR	6,115	233,104
Murphy Oil Corp.	4,511	227,896
Suncor Energy, Inc.	6,330	201,167
Royal Dutch Shell plc — Class A ADR	2,618	175,275
YPF S.A. ADR	5,440	143,997
Cenovus Energy, Inc.	6,940	143,103
Statoil ASA ADR	7,390	130,138
Total Oil Company-Integrated		4,955,585

OIL-FIELD SERVICES - 11.5%
Schlumberger Ltd.	9,104	777,572
Halliburton Co.	10,711	421,263
Baker Hughes, Inc.	6,368	357,054
Weatherford International plc*	18,454	211,298
Oceaneering International, Inc.	3,117	183,311
Targa Resources Corp.	1,590	168,620
Core Laboratories N.V.	1,357	163,301
Superior Energy Services, Inc.	6,435	129,665
Oil States International, Inc.*	2,492	121,859
Helix Energy Solutions Group, Inc.*	5,459	118,460
Bristow Group, Inc.	1,800	118,422
Exterran Holdings, Inc.	3,489	113,672
CARBO Ceramics, Inc.1	1,750	70,088
C&J Energy Services, Inc.*	4,830	63,804
Basic Energy Services, Inc.*	5,950	41,710
Total Oil-Field Services		3,060,099

PIPELINES - 8.3%
Kinder Morgan, Inc.	17,290	731,549
Williams Companies, Inc.	9,722	436,907
Spectra Energy Corp.	10,254	372,220
ONEOK, Inc.	4,939	245,913
TransCanada Corp.	3,090	151,719
Enbridge, Inc.	2,680	137,779
SemGroup Corp. — Class A	2,000	136,780
Total Pipelines		2,212,867

OIL & GAS DRILLING - 7.2%
Transocean Ltd.1	15,573	285,452
Nabors Industries Ltd.	18,972	246,257
Ensco plc — Class A	7,677	229,926
Noble Corporation plc	13,291	220,232
Helmerich & Payne, Inc.	3,103	209,204
Seadrill Ltd.	17,239	205,834
Diamond Offshore Drilling, Inc.1	4,315	158,404
Rowan Companies plc — Class A	5,600	130,592
Patterson-UTI Energy, Inc.	6,997	116,080
Atwood Oceanics, Inc.	3,610	102,416
Total Oil & Gas Drilling		1,904,397

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
ENERGY FUND

	Shares	Value

OIL REFINING & MARKETING - 7.0%
Marathon Petroleum Corp.	4,314	$389,381
Valero Energy Corp.	7,516	372,041
Cheniere Energy, Inc.*	4,509	317,434
Tesoro Corp.	3,031	225,355
HollyFrontier Corp.	5,439	203,854
Western Refining, Inc.	3,780	142,808
PBF Energy, Inc. — Class A	4,390	116,950
Delek US Holdings, Inc.	3,620	98,754
Total Oil Refining & Marketing		1,866,577

OIL FIELD MACHINERY & EQUIPMENT - 4.5%
National Oilwell Varco, Inc.	5,941	389,314
FMC Technologies, Inc.*	5,392	252,561
Cameron International Corp.*	4,719	235,714
Dresser-Rand Group, Inc.*	2,260	184,868
Dril-Quip, Inc.*	1,749	134,201
Total Oil Field Machinery & Equipment		1,196,658

TRANSPORT-MARINE - 1.6%
Golar LNG Ltd.	4,840	176,515
Teekay Corp.	2,700	137,403
Tidewater, Inc.	2,989	96,873
Total Transport-Marine		410,791

COAL - 1.1%
CONSOL Energy, Inc.	6,006	203,063
Peabody Energy Corp.	13,227	102,377
Total Coal		305,440

STEEL PIPE & TUBE - 0.5%
Tenaris S.A. ADR	4,546	137,335

NON-FERROUS METALS - 0.5%
Cameco Corp.	7,579	124,372

DIVERSIFIED MINERALS - 0.3%
US Silica Holdings, Inc.	3,480	89,401

ENERGY-ALTERNATE SOURCES - 0.2%
Green Plains, Inc.	2,240	55,507

Total Common Stocks
(Cost $19,575,431)		25,980,697

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 2.5%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$415,533	415,533
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	167,944	167,944
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	79,644	79,644
Total Securities Lending Collateral
(Cost $663,121)		663,121

Total Investments - 100.3%
(Cost $20,238,552)		$26,643,818
Other Assets & Liabilities, net - (0.3)%		(83,561)
Total Net Assets - 100.0%		$26,560,257

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $635,957 of securities loaned (cost $19,575,431)	$25,980,697
Repurchase agreements, at value (cost $663,121)	663,121
Total investments (cost $20,238,552)	26,643,818
Cash	193,522
Segregated cash with broker	1,728
Receivables:
Securities sold	464,090
Fund shares sold	47,826
Dividends	12,691
Securities lending income	2,610
Total assets	27,366,285

Liabilities:
Payable for:
Upon return of securities loaned	664,849
Fund shares redeemed	67,286
Management fees	19,174
Transfer agent and administrative fees	5,639
Investor service fees	5,639
Portfolio accounting fees	2,256
Miscellaneous	41,185
Total liabilities	806,028
Net assets	$26,560,257

Net assets consist of:
Paid in capital	$23,863,697
Undistributed net investment income	111,850
Accumulated net realized loss on investments	(3,820,556)
Net unrealized appreciation on investments	6,405,266
Net assets	$26,560,257
Capital shares outstanding	1,175,071
Net asset value per share	$22.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $6,251)	$565,971
Income from securities lending, net	14,714
Interest	25
Other income	35
Total investment income	580,745

Expenses:
Management fees	241,955
Transfer agent and administrative fees	71,163
Investor service fees	71,163
Portfolio accounting fees	28,465
Custodian fees	3,338
Trustees’ fees*	2,073
Line of credit interest expense	81
Miscellaneous	54,718
Total expenses	472,956
Net investment income	107,789

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,153,530)
Net realized loss	(1,153,530)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,071,124)
Net change in unrealized appreciation (depreciation)	(5,071,124)
Net realized and unrealized loss	(6,224,654)
Net decrease in net assets resulting from operations	$(6,116,865)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$107,789	$41,997
Net realized gain (loss) on investments	(1,153,530)	4,028,903
Net change in unrealized appreciation (depreciation) on investments	(5,071,124)	626,981
Net increase (decrease) in net assets resulting from operations	(6,116,865)	4,697,881

Distributions to shareholders from:
Net investment income	(37,486)	(45,288)
Net realized gains	(3,274,143)	(322,147)
Total distributions to shareholders	(3,311,629)	(367,435)

Capital share transactions:
Proceeds from sale of shares	76,836,606	42,493,841
Distributions reinvested	3,311,629	367,435
Cost of shares redeemed	(66,072,507)	(47,175,094)
Net increase (decrease) from capital share transactions	14,075,728	(4,313,818)
Net increase in net assets	4,647,234	16,628

Net assets:
Beginning of year	21,913,023	21,896,395
End of year	$26,560,257	$21,913,023
Undistributed net investment income at end of year	$111,850	$41,547

Capital share activity:
Shares sold	2,437,548	1,485,631
Shares issued from reinvestment of distributions	126,446	11,988
Shares redeemed	(2,095,887)	(1,648,785)
Net increase (decrease) in shares	468,107	(151,166)

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$31.00	$25.52	$29.24	$31.24	$26.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.05	.06	(.10)	(.05)
Net gain (loss) on investments (realized and unrealized)	(5.49)	5.94	.54	(1.72)	5.06
Total from investment operations	(5.37)	5.99	.60	(1.82)	5.01
Less distributions from:
Net investment income	(.03)	(.06)	—	—	(.14)
Net realized gains	(3.00)	(.45)	(4.32)	(.18)	—
Total distributions	(3.03)	(.51)	(4.32)	(.18)	(.14)
Net asset value, end of period	$22.60	$31.00	$25.52	$29.24	$31.24

Total Return[b]	(18.62%)	23.47%	2.40%	(5.85%)	19.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,560	$21,913	$21,896	$29,085	$42,413
Ratios to average net assets:
Net investment income (loss)	0.38%	0.18%	0.20%	(0.32%)	(0.20%)
Total expenses	1.66%	1.64%	1.67%	1.71%	1.65%
Portfolio turnover rate	214%	190%	155%	197%	224%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

For the year ended December 31, 2014, Energy Services Fund returned -29.34%, compared with the S&P 500 Index, which gained 13.69%. The S&P 500 Energy Index returned -7.78%.

The commercial services & supplies industry contributed most to return, followed by the gas utilities industry, but both industries have a very small weight in the Fund. The energy equipment & services holdings in this Fund, which compose almost all the portfolio, detracted from the Fund’s return for the period.

Dresser-Rand Group, Inc., Baker Hughes, Inc. and Civeo Corp. were the Fund’s best-performing holdings for the year. The Fund’s worst-performing holdings included Transocean Ltd., Seadrill Ltd. and Halliburton Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	11.7%
Halliburton Co.	6.3%
National Oilwell Varco, Inc.	5.8%
Baker Hughes, Inc.	5.4%
FMC Technologies, Inc.	3.7%
Cameron International Corp.	3.6%
Transocean Ltd.	3.5%
Helmerich & Payne, Inc.	3.1%
Nabors Industries Ltd.	3.0%
Ensco plc — Class A	2.8%
Top Ten Total	48.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

50 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Energy Services Fund	-29.34%	0.10%	4.56%
S&P 500 Energy Index	-7.78%	8.76%	9.48%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	December 31, 2014
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.7%

OIL-FIELD SERVICES - 47.2%
Schlumberger Ltd.	21,664	$1,850,321
Halliburton Co.	25,474	1,001,892
Baker Hughes, Inc.	15,143	849,068
Oceaneering International, Inc.	7,285	428,431
Weatherford International plc*	34,956	400,246
Superior Energy Services, Inc.	15,305	308,396
Core Laboratories N.V.	2,455	295,435
RPC, Inc.	22,060	287,662
Oil States International, Inc.*	5,827	284,940
Bristow Group, Inc.	4,205	276,647
Helix Energy Solutions Group, Inc.*	12,709	275,785
Exterran Holdings, Inc.	8,127	264,778
SEACOR Holdings, Inc.*	2,859	211,023
Frank’s International N.V.	11,510	191,411
CARBO Ceramics, Inc.1	4,094	163,965
C&J Energy Services, Inc.*	11,542	152,470
Gulfmark Offshore, Inc. — Class A	5,740	140,171
Basic Energy Services, Inc.*	14,160	99,262
Total Oil-Field Services		7,481,903

OIL & GAS DRILLING - 26.2%
Transocean Ltd.1	30,335	556,040
Helmerich & Payne, Inc.	7,236	487,850
Nabors Industries Ltd.	36,016	467,488
Ensco plc — Class A	14,681	439,696
Noble Corporation plc	25,289	419,039
Seadrill Ltd.	32,568	388,862
Diamond Offshore Drilling, Inc.1	10,076	369,890
Rowan Companies plc — Class A	13,044	304,186
Patterson-UTI Energy, Inc.	16,654	276,290
Atwood Oceanics, Inc.	8,421	238,904
Precision Drilling Corp.	33,079	200,459
Total Oil & Gas Drilling		4,148,704

OIL FIELD MACHINERY & EQUIPMENT - 19.4%
National Oilwell Varco, Inc.	14,142	926,725
FMC Technologies, Inc.*	12,561	588,357
Cameron International Corp.*	11,268	562,837
Dresser-Rand Group, Inc.*	5,280	431,904
Dril-Quip, Inc.*	4,071	312,368
Forum Energy Technologies, Inc.*	12,330	255,601
Total Oil Field Machinery & Equipment		3,077,792

TRANSPORT-MARINE - 2.6%
Tidewater, Inc.	6,965	225,736
Hornbeck Offshore Services, Inc.*	7,206	179,934
Total Transport-Marine		405,670

STEEL PIPE & TUBE - 1.5%
Tenaris S.A. ADR	8,035	242,737

OIL COMPANY-EXPLORATION & PRODUCTION - 1.5%
Unit Corp.*	6,885	234,779

DIVERSIFIED MINERALS - 1.3%
US Silica Holdings, Inc.	8,130	208,860

Total Common Stocks
(Cost $12,236,901)		15,800,445

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 5.2%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$515,378	515,378
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	208,298	208,298
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	98,781	98,781
Total Securities Lending Collateral
(Cost $822,457)		822,457

Total Investments - 104.9%
(Cost $13,059,358)		$16,622,902
Other Assets & Liabilities, net - (4.9)%		(779,719)
Total Net Assets - 100.0%		$15,843,183

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $783,868 of securities loaned (cost $12,236,901)	$15,800,445
Repurchase agreements, at value (cost $822,457)	822,457
Total investments (cost $13,059,358)	16,622,902
Cash	212,368
Segregated cash with broker	2,143
Receivables:
Fund shares sold	18,986
Dividends	10,006
Securities lending income	3,191
Total assets	16,869,596

Liabilities:
Payable for:
Upon return of securities loaned	824,600
Fund shares redeemed	156,037
Management fees	11,678
Transfer agent and administrative fees	3,435
Investor service fees	3,435
Portfolio accounting fees	1,373
Miscellaneous	25,855
Total liabilities	1,026,413
Net assets	$15,843,183

Net assets consist of:
Paid in capital	$15,459,828
Undistributed net investment income	51,768
Accumulated net realized loss on investments	(3,231,957)
Net unrealized appreciation on investments	3,563,544
Net assets	$15,843,183
Capital shares outstanding	1,115,205
Net asset value per share	$14.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $1,381)	$328,008
Income from securities lending, net	18,778
Interest	15
Other income	27
Total investment income	346,828

Expenses:
Management fees	150,762
Transfer agent and administrative fees	44,342
Investor service fees	44,342
Portfolio accounting fees	17,736
Custodian fees	2,079
Trustees’ fees*	1,343
Line of credit interest expense	74
Miscellaneous	34,029
Total expenses	294,707
Net investment income	52,121

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,449,980)
Net realized loss	(1,449,980)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,355,560)
Net change in unrealized appreciation (depreciation)	(5,355,560)
Net realized and unrealized loss	(6,805,540)
Net decrease in net assets resulting from operations	$(6,753,419)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$52,121	$(64,540)
Net realized gain (loss) on investments	(1,449,980)	2,331,460
Net change in unrealized appreciation (depreciation) on investments	(5,355,560)	753,906
Net increase (decrease) in net assets resulting from operations	(6,753,419)	3,020,826

Distributions to shareholders from:
Net realized gains	(1,809,160)	(611,941)
Total distributions to shareholders	(1,809,160)	(611,941)

Capital share transactions:
Proceeds from sale of shares	48,328,206	41,715,003
Distributions reinvested	1,809,160	611,941
Cost of shares redeemed	(41,833,086)	(42,860,631)
Net increase (decrease) from capital share transactions	8,304,280	(533,687)
Net increase (decrease) in net assets	(258,299)	1,875,198

Net assets:
Beginning of year	16,101,482	14,226,284
End of year	$15,843,183	$16,101,482
Undistributed net investment income/Accumulated net investment loss at end of year	$51,768	$(1,446)

Capital share activity:
Shares sold	2,267,171	1,972,955
Shares issued from reinvestment of distributions	104,697	27,392
Shares redeemed	(1,987,181)	(2,038,728)
Net increase (decrease) in shares	384,687	(38,381)

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$22.04	$18.50	$22.23	$27.68	$21.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.09)	(.07)	(.20)	(.15)
Net gain (loss) on investments (realized and unrealized)	(6.23)	4.52	.04	(2.18)	5.87
Total from investment operations	(6.17)	4.43	(.03)	(2.38)	5.72
Less distributions from:
Net realized gains	(1.66)	(.89)	(3.70)	(3.07)	—
Total distributions	(1.66)	(.89)	(3.70)	(3.07)	—
Net asset value, end of period	$14.21	$22.04	$18.50	$22.23	$27.68

Total Return[b]	(29.34%)	23.89%	0.40%	(9.29%)	26.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,843	$16,101	$14,226	$20,627	$41,470
Ratios to average net assets:
Net investment income (loss)	0.29%	(0.42%)	(0.31%)	(0.71%)	(0.66%)
Total expenses	1.66%	1.64%	1.67%	1.72%	1.65%
Portfolio turnover rate	220%	261%	240%	199%	307%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

For the year ended December 31, 2014, Financial Services Fund returned 12.58%, while the S&P 500 Index gained 13.69% over the same period. The S&P 500 Financials Index returned 15.20%.

The real estate investment trust (REIT) industry contributed most to return, followed by the banks industry. The thrifts & mortgage finance industry contributed least to return, followed by the chemicals industry.

Berkshire Hathaway, Inc. Class B, Wells Fargo & Co. and Simon Property Group, Inc. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Ocwen Financial Corp., Deutsche Bank AG and Genworth Financial, Inc. Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.6%
Wells Fargo & Co.	2.3%
JPMorgan Chase & Co.	2.2%
Bank of America Corp.	1.9%
Citigroup, Inc.	1.8%
American Express Co.	1.4%
Goldman Sachs Group, Inc.	1.3%
U.S. Bancorp	1.2%
American International Group, Inc.	1.2%
Morgan Stanley	1.2%
Top Ten Total	17.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Financial Services Fund	12.58%	11.38%	0.44%
S&P 500 Financials Index	15.20%	13.36%	0.12%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	December 31, 2014
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

DIVERSIFIED BANKING INSTITUTIONS - 9.2%
JPMorgan Chase & Co.	4,731	$296,065
Bank of America Corp.	14,811	264,969
Citigroup, Inc.	4,584	248,040
Goldman Sachs Group, Inc.	929	180,068
Morgan Stanley	4,371	169,595
HSBC Holdings plc ADR	1,353	63,902
Deutsche Bank AG	2,075	62,292
Total Diversified Banking Institutions		1,284,931

SUPER-REGIONAL BANKS-U.S. - 8.0%
Wells Fargo & Co.	5,839	320,094
U.S. Bancorp	3,793	170,495
PNC Financial Services Group, Inc.	1,439	131,280
Capital One Financial Corp.	1,574	129,934
SunTrust Banks, Inc.	2,131	89,289
Fifth Third Bancorp	3,854	78,525
KeyCorp	4,779	66,428
Comerica, Inc.	1,180	55,271
Huntington Bancshares, Inc.	5,250	55,230
Total Super-Regional Banks-U.S.		1,096,546

MULTI-LINE INSURANCE - 7.3%
American International Group, Inc.	3,035	169,991
MetLife, Inc.	2,824	152,751
Allstate Corp.	2,132	149,773
ACE Ltd.	874	100,405
Hartford Financial Services Group, Inc.	1,934	80,628
Loews Corp.	1,809	76,014
XL Group plc — Class A	2,052	70,527
Voya Financial, Inc.	1,440	61,027
Cincinnati Financial Corp.	1,069	55,406
Assurant, Inc.	610	41,742
Genworth Financial, Inc. — Class A*	4,791	40,724
Total Multi-Line Insurance		998,988

INVESTMENT MANAGEMENT/ADVISORY SERVICES - 5.7%
BlackRock, Inc. — Class A	406	145,170
Franklin Resources, Inc.	2,006	111,072
Ameriprise Financial, Inc.	721	95,352
T. Rowe Price Group, Inc.	1,039	89,209
Invesco Ltd.	1,973	77,973
Affiliated Managers Group, Inc.*	320	67,917
Legg Mason, Inc.	890	47,499
Eaton Vance Corp.	1,000	40,930
Waddell & Reed Financial, Inc. — Class A	810	40,354
Janus Capital Group, Inc.	2,080	33,550
WisdomTree Investments, Inc.	1,850	28,999
Total Investment Management/Advisory Services		778,025

COMMERCIAL BANKS-NON-U.S. - 5.1%
Itau Unibanco Holding S.A. ADR	6,820	88,728
Banco Bradesco S.A. ADR	6,248	83,536
ICICI Bank Ltd. ADR	6,285	72,592
Banco Santander S.A. ADR	8,111	67,565
Toronto-Dominion Bank	1,390	66,414
HDFC Bank Ltd. ADR	1,270	64,453
Credicorp Ltd.	400	64,072
Royal Bank of Canada	920	63,544
Bank of Montreal	880	62,242
Bank of Nova Scotia	1,080	61,646
Total Commercial Banks-Non-U.S.		694,792

REINSURANCE - 4.8%
Berkshire Hathaway, Inc. — Class B*	2,408	361,561
Everest Re Group Ltd.	408	69,482
PartnerRe Ltd.	560	63,913
Axis Capital Holdings Ltd.	1,200	61,308
RenaissanceRe Holdings Ltd.	630	61,249
Reinsurance Group of America, Inc. — Class A	530	46,439
Total Reinsurance		663,952

REITs-DIVERSIFIED - 4.8%
American Tower Corp. — Class A	1,200	118,620
Crown Castle International Corp.	1,230	96,801
Vornado Realty Trust	765	90,048
Weyerhaeuser Co.	2,306	82,762
Digital Realty Trust, Inc.	859	56,952
Plum Creek Timber Company, Inc.	1,211	51,819
Duke Realty Corp.	2,466	49,813
Liberty Property Trust	1,172	44,102
Rayonier, Inc.	1,316	36,769
EPR Properties	590	34,002
Total REITs-Diversified		661,688

LIFE/HEALTH INSURANCE - 3.8%
Prudential Financial, Inc.	1,374	124,292
Aflac, Inc.	1,631	99,638
Principal Financial Group, Inc.	1,449	75,261
Lincoln National Corp.	1,294	74,625
Unum Group	1,606	56,017
Torchmark Corp.	930	50,378
Protective Life Corp.	620	43,183
Total Life/Health Insurance		523,394

REITs-APARTMENTS - 3.5%
Equity Residential	1,325	95,188
AvalonBay Communities, Inc.	528	86,270
Essex Property Trust, Inc.	327	67,558
UDR, Inc.	1,710	52,702
Camden Property Trust	635	46,888
Mid-America Apartment Communities, Inc.	600	44,808

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
FINANCIAL SERVICES FUND

	Shares	Value

Apartment Investment & Management Co. — Class A	1,200	$44,580
American Campus Communities, Inc.	957	39,582
Total REITs-Apartments		477,576

PROPERTY & CASUALTY INSURANCE - 3.5%
Travelers Companies, Inc.	1,043	110,401
Chubb Corp.	890	92,088
Progressive Corp.	2,831	76,409
Arch Capital Group Ltd.*	1,030	60,873
Alleghany Corp.*	110	50,985
WR Berkley Corp.	940	48,184
AmTrust Financial Services, Inc.	670	37,688
Total Property & Casualty Insurance		476,628

REITs-OFFICE PROPERTY - 3.3%
Boston Properties, Inc.	642	82,620
SL Green Realty Corp.	532	63,319
American Realty Capital Properties, Inc.	6,908	62,517
Alexandria Real Estate Equities, Inc.	530	47,032
Kilroy Realty Corp.	670	46,277
BioMed Realty Trust, Inc.	1,812	39,030
Douglas Emmett, Inc.	1,350	38,340
Highwoods Properties, Inc.	860	38,081
Brandywine Realty Trust	1,980	31,640
Total REITs-Office Property		448,856

REITs-REGIONAL MALLS - 2.8%
Simon Property Group, Inc.	772	140,589
General Growth Properties, Inc.	3,343	94,039
Macerich Co.	822	68,563
Taubman Centers, Inc.	546	41,725
Tanger Factory Outlet Centers, Inc.	970	35,851
Total REITs-Regional Malls		380,767

REITs-HEALTH CARE - 2.7%
Health Care REIT, Inc.	1,238	93,679
Ventas, Inc.	1,200	86,040
HCP, Inc.	1,894	83,393
Omega Healthcare Investors, Inc.	1,080	42,196
Senior Housing Properties Trust	1,836	40,594
American Realty Capital Healthcare Trust, Inc.	2,220	26,418
Total REITs-Health Care		372,320

REITs-SHOPPING CENTERS - 2.4%
Kimco Realty Corp.	2,388	60,035
Federal Realty Investment Trust	419	55,920
Brixmor Property Group, Inc.	2,060	51,170
DDR Corp.	2,640	48,470
Regency Centers Corp.	720	45,922
Weingarten Realty Investors	1,120	39,110
Washington Prime Group, Inc.	1,810	31,168
Total REITs-Shopping Centers		331,795

FINANCE-INVESTMENT BANKERS/BROKERS - 2.3%
Charles Schwab Corp.	4,025	121,514
TD Ameritrade Holding Corp.	2,363	84,548
Raymond James Financial, Inc.	950	54,426
E*TRADE Financial Corp.*	2,120	51,421
Total Finance-Investment Bankers/Brokers		311,909

FIDUCIARY BANKS - 2.3%
Bank of New York Mellon Corp.	3,125	126,781
State Street Corp.	1,375	107,938
Northern Trust Corp.	1,123	75,690
Total Fiduciary Banks		310,409

INSURANCE BROKERS - 2.2%
Marsh & McLennan Companies, Inc.	1,821	104,234
Aon plc	964	91,416
Willis Group Holdings plc	1,360	60,942
Arthur J Gallagher & Co.	1,100	51,788
Total Insurance Brokers		308,380

REITs-HOTELS - 2.2%
Host Hotels & Resorts, Inc.	3,325	79,034
Hospitality Properties Trust	1,300	40,300
LaSalle Hotel Properties	980	39,661
RLJ Lodging Trust	1,170	39,230
Strategic Hotels & Resorts, Inc.*	2,690	35,589
Sunstone Hotel Investors, Inc.	2,090	34,506
DiamondRock Hospitality Co.	2,110	31,376
Total REITs-Hotels		299,696

FINANCE-CREDIT CARD - 2.1%
American Express Co.	2,031	188,964
Discover Financial Services	1,616	105,832
Total Finance-Credit Card		294,796

FINANCE-OTHER SERVICES - 2.1%
CME Group, Inc. — Class A	1,140	101,060
Intercontinental Exchange, Inc.	426	93,418
NASDAQ OMX Group, Inc.	1,126	54,003
CBOE Holdings, Inc.	680	43,126
Total Finance-Other Services		291,607

FINANCE-CONSUMER LOANS - 1.9%
Synchrony Financial*	3,190	94,902
Navient Corp.	2,580	55,754
Santander Consumer USA Holdings, Inc. ADR	2,580	50,594
SLM Corp.	3,872	39,456
Ocwen Financial Corp.*	1,470	22,197
Total Finance-Consumer Loans		262,903

REITs-STORAGE - 1.8%
Public Storage	576	106,473
Iron Mountain, Inc.	1,370	52,964
Extra Space Storage, Inc.	840	49,258

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
FINANCIAL SERVICES FUND

	Shares	Value

CubeSmart	1,610	$35,533
Total REITs-Storage		244,228

COMMERCIAL SERVICES-FINANCE - 1.7%
McGraw Hill Financial, Inc.	1,050	93,429
Moody’s Corp.	885	84,792
SEI Investments Co.	1,220	48,849
Total Commercial Services-Finance		227,070

REITs-MORTGAGE - 1.7%
Annaly Capital Management, Inc.	5,482	59,260
American Capital Agency Corp.	2,378	51,912
Starwood Property Trust, Inc.	1,830	42,529
NorthStar Realty Finance Corp.	2,128	37,410
Two Harbors Investment Corp.	3,580	35,872
Total REITs-Mortgage		226,983

COMMERCIAL BANKS-WESTERN U.S. - 1.6%
First Republic Bank	970	50,557
SVB Financial Group*	400	46,428
Zions Bancorporation	1,616	46,072
PacWest Bancorp	900	40,914
Umpqua Holdings Corp.	2,120	36,061
Total Commercial Banks-Western U.S.		220,032

REAL ESTATE MANAGEMENT/SERVICES - 1.6%
CBRE Group, Inc. — Class A*	1,890	64,732
WP Carey, Inc.	710	49,771
Jones Lang LaSalle, Inc.	330	49,477
Realogy Holdings Corp.*	1,110	49,384
Total Real Estate Management/Services		213,364

COMMERCIAL BANKS-SOUTHERN U.S. - 1.5%
BB&T Corp.	2,607	101,387
Regions Financial Corp.	6,899	72,853
Synovus Financial Corp.	1,370	37,113
Total Commercial Banks-Southern U.S.		211,353

SAVINGS & LOANS/THRIFTS-EASTERN U.S. - 1.5%
New York Community Bancorp, Inc.	3,145	50,320
Hudson City Bancorp, Inc.	4,393	44,457
People’s United Financial, Inc.	2,692	40,865
Investors Bancorp, Inc.	3,360	37,716
First Niagara Financial Group, Inc.	3,860	32,540
Total Savings & Loans/Thrifts-Eastern U.S.		205,898

COMMERCIAL BANKS-EASTERN U.S. - 1.3%
M&T Bank Corp.	618	77,633
CIT Group, Inc.	1,195	57,157
Signature Bank*	370	46,605
Total Commercial Banks-Eastern U.S.		181,395

REITs-SINGLE TENANT - 1.0%
Realty Income Corp.	1,271	60,639
National Retail Properties, Inc.	1,080	42,520
Spirit Realty Capital, Inc.	3,430	40,783
Total REITs-Single Tenant		143,942

FINANCIAL GUARANTEE INSURANCE - 0.9%
Assured Guaranty Ltd.	2,390	62,116
MGIC Investment Corp.*	3,680	34,298
Radian Group, Inc.	2,020	33,774
Total Financial Guarantee Insurance		130,188

REITs-WAREHOUSE/INDUSTRIES - 0.9%
Prologis, Inc.	2,051	88,255
DCT Industrial Trust, Inc.	952	33,948
Total REITs-Warehouse/Industries		122,203

COMMERCIAL BANKS-CENTRAL U.S. - 0.5%
Cullen/Frost Bankers, Inc.	560	39,559
Texas Capital Bancshares, Inc.*	540	29,338
Total Commercial Banks-Central U.S.		68,897

FINANCE-AUTO LOANS - 0.5%
Ally Financial, Inc.*	2,780	65,664

FINANCE-MORTGAGE LOAN/BANKER - 0.4%
FNF Group	1,700	58,565

DIVERSIFIED OPERATIONS - 0.4%
Leucadia National Corp.	2,486	55,736

DECISION SUPPORT SOFTWARE - 0.3%
MSCI, Inc. — Class A	910	43,170

Total Common Stocks
(Cost $9,789,049)		13,688,646

Total Investments - 99.6%
(Cost $9,789,049)		$13,688,646
Other Assets & Liabilities, net - 0.4%		54,133
Total Net Assets - 100.0%		$13,742,779

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $9,789,049)	$13,688,646
Cash	39,326
Receivables:
Fund shares sold	436,570
Dividends	28,959
Securities lending income	11
Total assets	14,193,512

Liabilities:
Payable for:
Securities purchased	217,358
Fund shares redeemed	201,400
Management fees	8,442
Transfer agent and administrative fees	2,483
Investor service fees	2,483
Portfolio accounting fees	993
Miscellaneous	17,574
Total liabilities	450,733
Net assets	$13,742,779

Net assets consist of:
Paid in capital	$16,663,320
Undistributed net investment income	45,844
Accumulated net realized loss on investments	(6,865,982)
Net unrealized appreciation on investments	3,899,597
Net assets	$13,742,779
Capital shares outstanding	612,215
Net asset value per share	$22.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $617)	$251,651
Income from securities lending, net	166
Interest	10
Total investment income	251,827

Expenses:
Management fees	103,243
Transfer agent and administrative fees	30,365
Investor service fees	30,365
Portfolio accounting fees	12,146
Custodian fees	1,426
Trustees’ fees*	982
Tax expense	85
Line of credit interest expense	28
Miscellaneous	23,360
Total expenses	202,000
Net investment income	49,827

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	352,352
Net realized gain	352,352
Net change in unrealized appreciation (depreciation) on:
Investments	685,424
Net change in unrealized appreciation (depreciation)	685,424
Net realized and unrealized gain	1,037,776
Net increase in net assets resulting from operations	$1,087,603

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$49,827	$63,239
Net realized gain on investments	352,352	1,299,810
Net change in unrealized appreciation (depreciation) on investments	685,424	1,109,648
Net increase in net assets resulting from operations	1,087,603	2,472,697

Distributions to shareholders from:
Net investment income	(59,102)	(56,822)
Total distributions to shareholders	(59,102)	(56,822)

Capital share transactions:
Proceeds from sale of shares	31,392,918	43,353,290
Distributions reinvested	59,102	56,822
Cost of shares redeemed	(27,680,474)	(47,326,580)
Net increase (decrease) from capital share transactions	3,771,546	(3,916,468)
Net increase (decrease) in net assets	4,800,047	(1,500,593)

Net assets:
Beginning of year	8,942,732	10,443,325
End of year	$13,742,779	$8,942,732
Undistributed net investment income at end of year	$45,844	$50,044

Capital share activity:
Shares sold	1,491,815	2,401,275
Shares issued from reinvestment of distributions	2,680	2,920
Shares redeemed	(1,328,334)	(2,618,690)
Net increase (decrease) in shares	166,161	(214,495)

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$20.05	$15.81	$12.91	$15.19	$13.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.10	.12	.04	.01
Net gain (loss) on investments (realized and unrealized)	2.43	4.25	2.81	(2.31)	1.91
Total from investment operations	2.52	4.35	2.93	(2.27)	1.92
Less distributions from:
Net investment income	(.12)	(.11)	(.03)	(.01)	(.17)
Total distributions	(.12)	(.11)	(.03)	(.01)	(.17)
Net asset value, end of period	$22.45	$20.05	$15.81	$12.91	$15.19

Total Return[b]	12.58%	27.55%	22.68%	(14.92%)	14.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,743	$8,943	$10,443	$5,469	$7,896
Ratios to average net assets:
Net investment income (loss)	0.41%	0.55%	0.79%	0.26%	0.09%
Total expenses	1.66%	1.64%	1.67%	1.71%	1.64%
Portfolio turnover rate	215%	409%	396%	528%	617%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the year ended December 31, 2014, Health Care Fund rose 24.62%, compared with a 13.69% gain for the S&P 500 Index. The S&P 500 Health Care Index returned 25.34%.

The biggest positive contributors to Fund performance were the pharmaceuticals industry and the biotechnology industry. The lightly weighted health care technology industry detracted most. The life sciences tools and services contributed least to return.

The year’s top-performing holdings were Allergan, Inc., Amgen, Inc. and Gilead Sciences, Inc. The worst-performing holdings in the Fund included Intercept Pharmaceuticals, Inc., Aegerion Pharmaceuticals, Inc. and MannKind Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.2%
Pfizer, Inc.	2.6%
Merck & Company, Inc.	2.4%
Gilead Sciences, Inc.	2.2%
Amgen, Inc.	2.0%
AbbVie, Inc.	1.9%
UnitedHealth Group, Inc.	1.9%
Bristol-Myers Squibb Co.	1.9%
Celgene Corp.	1.8%
Biogen Idec, Inc.	1.8%
Top Ten Total	21.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Health Care Fund	24.62%	18.27%	10.33%
S&P 500 Health Care Index	25.34%	19.38%	10.64%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	December 31, 2014
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

MEDICAL-DRUGS - 29.0%
Johnson & Johnson	13,244	$1,384,924
Pfizer, Inc.	36,241	1,128,907
Merck & Company, Inc.	17,977	1,020,914
AbbVie, Inc.	12,436	813,812
Bristol-Myers Squibb Co.	13,617	803,812
Eli Lilly & Co.	10,113	697,696
Abbott Laboratories	14,873	669,582
Allergan, Inc.	3,111	661,367
Valeant Pharmaceuticals International, Inc.*	4,044	578,737
Zoetis, Inc.	8,940	384,688
Endo International plc*	5,275	380,433
Shire plc ADR	1,650	350,691
AstraZeneca plc ADR	4,489	315,936
Jazz Pharmaceuticals plc*	1,924	315,017
GlaxoSmithKline plc ADR	7,125	304,523
Mallinckrodt plc*	2,968	293,921
Alkermes plc*	4,920	288,115
Novartis AG ADR	3,053	282,891
Novo Nordisk A/S ADR	5,789	244,990
OPKO Health, Inc.*,1	22,906	228,831
Quintiles Transnational Holdings, Inc.*	3,850	226,650
Salix Pharmaceuticals Ltd.*	1,894	217,696
Akorn, Inc.*	4,570	165,434
Receptos, Inc.*	1,310	160,488
ACADIA Pharmaceuticals, Inc.*	4,880	154,940
Pacira Pharmaceuticals, Inc.*	1,540	136,536
Clovis Oncology, Inc.*	2,090	117,040
Auxilium Pharmaceuticals, Inc.*	3,230	111,064
Lannett Company, Inc.*	2,380	102,054
Total Medical-Drugs		12,541,689

MEDICAL-BIOMEDICAL/GENETICS - 20.0%
Gilead Sciences, Inc.*	9,933	936,284
Amgen, Inc.	5,546	883,421
Celgene Corp.*	6,868	768,253
Biogen Idec, Inc.*	2,259	766,818
Regeneron Pharmaceuticals, Inc.*	1,281	525,530
Alexion Pharmaceuticals, Inc.*	2,787	515,679
Vertex Pharmaceuticals, Inc.*	3,921	465,815
Illumina, Inc.*	2,379	439,116
BioMarin Pharmaceutical, Inc.*	3,470	313,688
Incyte Corp.*	4,040	295,364
Isis Pharmaceuticals, Inc.*	4,020	248,195
Alnylam Pharmaceuticals, Inc.*	2,457	238,329
Cubist Pharmaceuticals, Inc.*	2,278	229,281
Medivation, Inc.*	2,289	228,007
Puma Biotechnology, Inc.*	1,080	204,412
United Therapeutics Corp.*	1,530	198,120
Exact Sciences Corp.*,1	6,550	179,732
Intercept Pharmaceuticals, Inc.*	1,142	178,152
NPS Pharmaceuticals, Inc.*	4,883	174,665
Seattle Genetics, Inc.*	5,110	164,184
Charles River Laboratories International, Inc.*	2,260	143,826
Myriad Genetics, Inc.*,1	4,160	141,690
Theravance, Inc.1	8,470	119,851
Celldex Therapeutics, Inc.*	5,970	108,953
PDL BioPharma, Inc.1	11,913	91,849
Achillion Pharmaceuticals, Inc.*	7,060	86,485
Total Medical-Biomedical/Genetics		8,645,699

MEDICAL PRODUCTS - 9.3%
Baxter International, Inc.	6,968	510,684
Stryker Corp.	5,142	485,045
Covidien plc	4,717	482,455
Becton Dickinson and Co.	3,111	432,927
Zimmer Holdings, Inc.	3,240	367,481
CareFusion Corp.*	4,810	285,425
Henry Schein, Inc.*	2,062	280,741
Hospira, Inc.*	4,418	270,603
Varian Medical Systems, Inc.*	2,791	241,449
Cooper Companies, Inc.	1,385	224,495
Sirona Dental Systems, Inc.*	2,070	180,856
Teleflex, Inc.	1,507	173,034
Wright Medical Group, Inc.*	3,590	96,463
Total Medical Products		4,031,658

MEDICAL-HMO - 7.5%
UnitedHealth Group, Inc.	8,032	811,954
Anthem, Inc.	3,859	484,961
Aetna, Inc.	5,120	454,810
Cigna Corp.	4,201	432,325
Humana, Inc.	2,707	388,806
Centene Corp.*	1,982	205,831
Health Net, Inc.*	3,217	172,206
WellCare Health Plans, Inc.*	1,980	162,479
Molina Healthcare, Inc.*	2,580	138,107
Total Medical-HMO		3,251,479

MEDICAL INSTRUMENTS - 5.1%
Medtronic, Inc.	9,421	680,197
Intuitive Surgical, Inc.*	679	359,150
St. Jude Medical, Inc.	5,357	348,366
Boston Scientific Corp.*	25,516	338,087
Edwards Lifesciences Corp.*	2,409	306,858
DexCom, Inc.*	3,100	170,655
Total Medical Instruments		2,203,313

MEDICAL-GENERIC DRUGS - 4.2%
Actavis plc*	2,625	675,702
Perrigo Company plc	2,426	405,530
Teva Pharmaceutical Industries Ltd. ADR	6,686	384,512
Mylan, Inc.*	6,598	371,929
Total Medical-Generic Drugs		1,837,673

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
HEALTH CARE FUND

	Shares	Value

MEDICAL-WHOLESALE DRUG DISTRIBUTION - 3.1%
McKesson Corp.	2,782	$577,487
Cardinal Health, Inc.	5,124	413,661
AmerisourceBergen Corp. — Class A	4,058	365,869
Total Medical-Wholesale Drug Distribution		1,357,017

MEDICAL-HOSPITALS - 3.0%
HCA Holdings, Inc.*	6,143	450,835
Universal Health Services, Inc. — Class B	2,536	282,155
Community Health Systems, Inc.*	3,837	206,891
Tenet Healthcare Corp.*	3,738	189,404
LifePoint Hospitals, Inc.*	2,113	151,946
Total Medical-Hospitals		1,281,231

PHARMACY SERVICES - 2.6%
Express Scripts Holding Co.*	7,760	657,039
Catamaran Corp.*	5,174	267,755
Omnicare, Inc.	3,042	221,853
Total Pharmacy Services		1,146,647

INSTRUMENTS-SCIENTIFIC - 2.4%
Thermo Fisher Scientific, Inc.	4,734	593,123
Waters Corp.*	2,223	250,577
PerkinElmer, Inc.	4,320	188,914
Total Instruments-Scientific		1,032,614

MEDICAL LABS & TESTING SERVICES - 1.6%
Quest Diagnostics, Inc.	3,914	262,473
Laboratory Corporation of America Holdings*	2,339	252,378
Covance, Inc.*	1,920	199,373
Total Medical Labs & Testing Services		714,224

DENTAL SUPPLIES & EQUIPMENTS - 1.4%
DENTSPLY International, Inc.	4,252	226,504
Patterson Companies, Inc.	3,820	183,742
Align Technology, Inc.*	3,123	174,607
Total Dental Supplies & Equipments		584,853

MEDICAL INFORMATION SYSTEM - 1.3%
Cerner Corp.*	5,942	384,210
athenahealth, Inc.*	1,330	193,781
Total Medical Information System		577,991

THERAPEUTICS - 1.3%
Pharmacyclics, Inc.*	1,990	243,298
Agios Pharmaceuticals, Inc.*	1,510	169,180
Avanir Pharmaceuticals, Inc. — Class A*	8,480	143,736
Total Therapeutics		556,214

PHYSICAL PRACTICE MANAGEMENT - 1.0%
MEDNAX, Inc.*	3,180	210,230
Envision Healthcare Holdings, Inc.*	5,870	203,630
Total Physical Practice Management		413,860

DIALYSIS CENTERS - 0.8%
DaVita HealthCare Partners, Inc.*	4,444	336,589

ELECTRONIC MEASURING INSTRUMENTS - 0.7%
Agilent Technologies, Inc.	7,476	306,067

DISPOSABLE MEDICAL PRODUCTS - 0.6%
CR Bard, Inc.	1,653	275,423

INSTRUMENTS-CONTROLS - 0.6%
Mettler-Toledo International, Inc.*	814	246,202

RESPIRATORY PRODUCTS - 0.5%
ResMed, Inc.1	4,078	228,613

X-RAY EQUIPMENT - 0.5%
Hologic, Inc.*	8,326	222,637

REAL ESTATE OPERATIONS/DEVELOPMENT - 0.5%
Brookdale Senior Living, Inc. — Class A*	5,850	214,520

DIAGNOSTIC KITS - 0.5%
IDEXX Laboratories, Inc.*	1,446	214,398

DIAGNOSTIC EQUIPMENT - 0.4%
Cepheid*	3,200	173,248

VETERINARY DIAGNOSTICS - 0.4%
VCA, Inc.*	3,500	170,695

HUMAN RESOURCES - 0.4%
Team Health Holdings, Inc.*	2,890	166,262

MEDICAL STERILIZATION PRODUCT - 0.4%
STERIS Corp.	2,530	164,071

RESEARCH & DEVELOPMENT - 0.3%
PAREXEL International Corp.*	2,647	147,067

Total Common Stocks
(Cost $26,003,482)		43,041,954

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
HEALTH CARE FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 1.1%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$292,876	$292,876
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	118,371	118,371
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	56,135	56,135
Total Securities Lending Collateral
(Cost $467,382)		467,382

Total Investments - 100.5%
(Cost $26,470,864)		$43,509,336
Other Assets & Liabilities, net - (0.5)%		(215,759)
Total Net Assets - 100.0%		$43,293,577

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $449,342 of securities loaned (cost $26,003,482)	$43,041,954
Repurchase agreements, at value (cost $467,382)	467,382
Total investments (cost $26,470,864)	43,509,336
Segregated cash with broker	1,218
Cash	690
Receivables:
Securities sold	1,111,101
Fund shares sold	158,596
Dividends	35,647
Securities lending income	3,190
Total assets	44,819,778

Liabilities:
Line of credit	150,000
Payable for:
Fund shares redeemed	800,776
Upon return of securities loaned	468,600
Management fees	33,421
Transfer agent and administrative fees	9,829
Investor service fees	9,829
Portfolio accounting fees	3,932
Miscellaneous	49,814
Total liabilities	1,526,201
Net assets	$43,293,577

Net assets consist of:
Paid in capital	$30,061,292
Undistributed net investment income	1,625
Accumulated net realized loss on investments	(3,807,812)
Net unrealized appreciation on investments	17,038,472
Net assets	$43,293,577
Capital shares outstanding	736,058
Net asset value per share	$58.82

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends	$339,421
Income from securities lending, net	33,174
Interest	34
Total investment income	372,629

Expenses:
Management fees	288,705
Transfer agent and administrative fees	84,913
Investor service fees	84,913
Portfolio accounting fees	33,965
Custodian fees	3,993
Trustees’ fees*	2,285
Line of credit interest expense	86
Miscellaneous	65,735
Total expenses	564,595
Net investment loss	(191,966)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,519,978
Net realized gain	1,519,978
Net change in unrealized appreciation (depreciation) on:
Investments	5,289,965
Net change in unrealized appreciation (depreciation)	5,289,965
Net realized and unrealized gain	6,809,943
Net increase in net assets resulting from operations	$6,617,977

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(191,966)	$(79,508)
Net realized gain on investments	1,519,978	2,969,994
Net change in unrealized appreciation (depreciation) on investments	5,289,965	5,019,875
Net increase in net assets resulting from operations	6,617,977	7,910,361

Distributions to shareholders from:
Net investment income	—	(44,395)
Net realized gains	(1,499,305)	—
Total distributions to shareholders	(1,499,305)	(44,395)

Capital share transactions:
Proceeds from sale of shares	72,518,222	62,242,398
Distributions reinvested	1,499,305	44,395
Cost of shares redeemed	(65,947,205)	(57,984,354)
Net increase from capital share transactions	8,070,322	4,302,439
Net increase in net assets	13,188,994	12,168,405

Net assets:
Beginning of year	30,104,583	17,936,178
End of year	$43,293,577	$30,104,583
Undistributed net investment income at end of year	$1,625	$—

Capital share activity:
Shares sold	1,323,030	1,485,781
Shares issued from reinvestment of distributions	26,143	940
Shares redeemed	(1,228,675)	(1,390,442)
Net increase in shares	120,498	96,279

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$48.91	$34.54	$29.49	$28.16	$26.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.14)	.08	(.11)	(.04)
Net gain (loss) on investments (realized and unrealized)	12.29	14.59	4.97	1.44	1.83
Total from investment operations	11.98	14.45	5.05	1.33	1.79
Less distributions from:
Net investment income	—	(.08)	—	—	(.08)
Net realized gains	(2.07)	—	—	—	—
Total distributions	(2.07)	(.08)	—	—	(.08)
Net asset value, end of period	$58.82	$48.91	$34.54	$29.49	$28.16

Total Return[b]	24.62%	41.81%	17.16%	4.69%	6.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,294	$30,105	$17,936	$15,901	$11,328
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.34%)	0.24%	(0.37%)	(0.15%)
Total expenses	1.66%	1.63%	1.67%	1.70%	1.64%
Portfolio turnover rate	176%	277%	350%	358%	455%
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the year ended December 31, 2014, Internet Fund returned 1.96%, compared with a gain of 13.69% for the S&P 500 Index. The S&P 500 Information Technology Index returned 20.12%.

Within the sector, the communications equipment industry contributed most to return, followed by the software industry. The internet software & services industry detracted most from return, followed by the internet & catalog retail industry.

Facebook, Inc. Class A, Cisco Systems, Inc. and Vipshop Holdings Ltd. added the most to Fund performance for the year. Twitter, Inc., Amazon.com, Inc. and SINA Corp. detracted most from Fund performance for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Facebook, Inc. — Class A	4.9%
Amazon.com, Inc.	4.0%
Cisco Systems, Inc.	3.9%
Alibaba Group Holding Ltd. ADR	3.7%
QUALCOMM, Inc.	3.6%
Google, Inc. — Class A	3.2%
Google, Inc. — Class C	3.1%
Time Warner, Inc.	2.8%
eBay, Inc.	2.7%
Priceline Group, Inc.	2.6%
Top Ten Total	34.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

72 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Internet Fund	1.96%	14.37%	7.89%
S&P 500 Information Technology Index	20.12%	14.86%	8.88%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	December 31, 2014
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.5%

E-COMMERCE/SERVICES - 14.7%
Priceline Group, Inc.*	149	$169,892
Netflix, Inc.*	300	102,484
Ctrip.com International Ltd. ADR*	1,564	71,162
TripAdvisor, Inc.*	951	71,002
Expedia, Inc.	817	69,739
SouFun Holdings Ltd. ADR	8,110	59,933
Bitauto Holdings Ltd. ADR*	837	58,933
Groupon, Inc. — Class A*	6,816	56,300
58.com, Inc. ADR*	1,317	54,721
Autohome, Inc. ADR*	1,430	51,995
Liberty Ventures*	1,327	50,054
IAC/InterActiveCorp	800	48,632
Zillow, Inc. — Class A*	414	43,838
GrubHub, Inc.*	1,030	37,410
Trulia, Inc.*	605	27,848
Total E-Commerce/Services		973,943

E-COMMERCE/PRODUCTS - 14.1%
Amazon.com, Inc.*	850	263,797
Alibaba Group Holding Ltd. ADR*	2,340	243,220
eBay, Inc.*	3,145	176,497
Vipshop Holdings Ltd. ADR*	3,544	69,250
JD.com, Inc. ADR*	2,670	61,784
MercadoLibre, Inc.	452	57,707
zulily, Inc. — Class A*,1	1,594	37,300
Shutterfly, Inc.*	671	27,977
Total E-Commerce/Products		937,532

WEB PORTALS/ISP - 13.1%
Google, Inc. — Class A*	398	211,203
Google, Inc. — Class C*	398	209,507
Yahoo!, Inc.*	2,982	150,621
Baidu, Inc. ADR*	593	135,186
Yandex N.V. — Class A*	3,384	60,777
SINA Corp.*	1,498	56,040
AOL, Inc.*	918	42,384
Total Web Portals/ISP		865,718

INTERNET CONTENT-ENTERTAINMENT - 8.5%
Facebook, Inc. — Class A*	4,176	325,811
Twitter, Inc.*	2,919	104,705
Youku Tudou, Inc. ADR*	3,201	57,010
Pandora Media, Inc.*	2,374	42,328
Shutterstock, Inc.*	480	33,168
Total Internet Content-Entertainment		563,022

NETWORKING PRODUCTS - 6.8%
Cisco Systems, Inc.	9,322	259,291
Palo Alto Networks, Inc.*	559	68,517
Arista Networks, Inc.*	650	39,494
Polycom, Inc.*	2,176	29,376
Infinera Corp.*	1,990	29,293
LogMeIn, Inc.*	500	24,670
Total Networking Products		450,641

WIRELESS EQUIPMENT - 5.4%
Motorola Solutions, Inc.	1,324	88,813
Nokia Oyj ADR	7,766	61,041
Telefonaktiebolaget LM Ericsson ADR	4,464	54,014
ViaSat, Inc.*	599	37,755
Ubiquiti Networks, Inc.	1,076	31,893
InterDigital, Inc.	570	30,153
Aruba Networks, Inc.*	1,626	29,561
Gogo, Inc.*,1	1,736	28,696
Total Wireless Equipment		361,926

APPLICATIONS SOFTWARE - 4.9%
Intuit, Inc.	1,176	108,416
Red Hat, Inc.*	1,203	83,176
Check Point Software Technologies Ltd.*	814	63,956
Dealertrack Technologies, Inc.*	797	35,315
Demandware, Inc.*	550	31,647
Total Applications Software		322,510

INTERNET CONTENT-INFORMATION/NETWORK - 3.8%
LinkedIn Corp. — Class A*	517	118,761
YY, Inc. ADR*	986	61,467
Yelp, Inc. — Class A*	822	44,988
WebMD Health Corp. — Class A*	659	26,063
Total Internet Content-Information/Network		251,279

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUIT - 3.7%
QUALCOMM, Inc.	3,258	242,168

TELECOMMUNICATION EQUIPMENTS - 3.6%
Juniper Networks, Inc.	2,987	66,670
Harris Corp.	830	59,611
ARRIS Group, Inc.*	1,543	46,583
CommScope Holding Company, Inc.*	1,970	44,975
ADTRAN, Inc.	1,079	23,522
Total Telecommunication Equipments		241,361

INTERNET SECURITY - 3.3%
Symantec Corp.	3,493	89,613
Qihoo 360 Technology Company Ltd. ADR*	1,248	71,460
VeriSign, Inc.*	1,000	57,000
Total Internet Security		218,073

MULTIMEDIA - 2.8%
Time Warner, Inc.	2,158	184,336

COMPUTER SOFTWARE - 2.4%
Akamai Technologies, Inc.*	1,157	72,845
Rackspace Hosting, Inc.*	1,194	55,891

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
INTERNET FUND

	Shares	Value

Cornerstone OnDemand, Inc.*	837	$29,462
Total Computer Software		158,198

ELECTRONIC COMPONENTS-SEMICONDUCTOR - 1.7%
Broadcom Corp. — Class A	2,528	109,538

COMPUTERS-INTEGRATED SYSTEMS - 1.5%
Riverbed Technology, Inc.*	2,469	50,392
Brocade Communications Systems, Inc.	4,249	50,308
Total Computers-Integrated Systems		100,700

TELECOMMUNICATION EQUIPMENTS FIBER OPTICS - 1.5%
JDS Uniphase Corp.*	2,797	38,375
Ciena Corp.*	1,627	31,580
Finisar Corp.*	1,582	30,707
Total Telecommunication Equipments Fiber Optics		100,662

WEB HOSTING/DESIGN - 1.2%
Equinix, Inc.	341	77,315

COMPUTERS - 1.0%
BlackBerry Ltd.*	6,128	67,285

INTERNET INFRASTRUCTURE SOFTWARE - 1.0%
F5 Networks, Inc.*	515	67,189

FINANCE-INVESTMENT BANKERS/BROKERS - 0.9%
E*TRADE Financial Corp.*	2,409	58,430

ENTERTAINMENT SOFTWARE - 0.8%
NetEase, Inc. ADR	564	55,915

PRINTING-COMMERCIAL - 0.8%
Cimpress N.V.*	727	54,408

COMMERCIAL SERVICES - 0.8%
CoStar Group, Inc.*	282	51,784

INTERNET INCUBATORS - 0.6%
HomeAway, Inc.*	1,265	37,672

INTERNET TELEPHONY - 0.6%
j2 Global, Inc.	596	36,952

Total Common Stocks
(Cost $3,282,265)		6,588,557

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 0.7%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$30,516	30,516
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	12,333	12,333
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	5,849	5,849
Total Securities Lending Collateral
(Cost $48,698)		48,698

Total Investments - 100.2%
(Cost $3,330,963)		$6,637,255
Other Assets & Liabilities, net - (0.2)%		(12,792)
Total Net Assets - 100.0%		$6,624,463

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $47,229 of securities loaned (cost $3,282,265)	$6,588,557
Repurchase agreements, at value (cost $48,698)	48,698
Total investments (cost $3,330,963)	6,637,255
Cash	133,623
Segregated cash with broker	127
Receivables:
Fund shares sold	72,217
Dividends	768
Foreign taxes reclaim	678
Securities lending income	73
Total assets	6,844,741

Liabilities:
Payable for:
Securities purchased	149,250
Upon return of securities loaned	48,825
Management fees	4,849
Transfer agent and administrative fees	1,426
Investor service fees	1,426
Fund shares redeemed	1,102
Portfolio accounting fees	570
Miscellaneous	12,830
Total liabilities	220,278
Net assets	$6,624,463

Net assets consist of:
Paid in capital	$2,650,982
Undistributed net investment income	—
Accumulated net realized gain on investments	667,189
Net unrealized appreciation on investments	3,306,292
Net assets	$6,624,463
Capital shares outstanding	334,937
Net asset value per share	$19.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $770)	$53,760
Income from securities lending, net	6,874
Interest	34
Total investment income	60,668

Expenses:
Management fees	86,631
Transfer agent and administrative fees	25,480
Investor service fees	25,480
Portfolio accounting fees	10,192
Professional fees	8,466
Custodian fees	1,194
Trustees’ fees*	839
Line of credit interest expense	21
Miscellaneous	10,810
Total expenses	169,113
Net investment loss	(108,445)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,748,004
Net realized gain	1,748,004
Net change in unrealized appreciation (depreciation) on:
Investments	(1,943,559)
Net change in unrealized appreciation (depreciation)	(1,943,559)
Net realized and unrealized loss	(195,555)
Net decrease in net assets resulting from operations	$(304,000)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(108,445)	$(90,123)
Net realized gain on investments	1,748,004	668,206
Net change in unrealized appreciation (depreciation) on investments	(1,943,559)	2,810,267
Net increase (decrease) in net assets resulting from operations	(304,000)	3,388,350

Distributions to shareholders from:
Net realized gains	(746,755)	(272,581)
Total distributions to shareholders	(746,755)	(272,581)

Capital share transactions:
Proceeds from sale of shares	30,866,772	31,399,391
Distributions reinvested	746,755	272,581
Cost of shares redeemed	(39,555,177)	(25,440,930)
Net increase (decrease) from capital share transactions	(7,941,650)	6,231,042
Net increase (decrease) in net assets	(8,992,405)	9,346,811

Net assets:
Beginning of year	15,616,868	6,270,057
End of year	$6,624,463	$15,616,868
Undistributed net investment income at end of year	$—	$6,482

Capital share activity:
Shares sold	1,431,869	1,712,921
Shares issued from reinvestment of distributions	37,582	13,704
Shares redeemed	(1,861,028)	(1,432,774)
Net increase (decrease) in shares	(391,577)	293,851

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$21.50	$14.49	$17.37	$19.71	$16.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(.23)	(.19)	(.22)	(.27)	(.19)
Net gain (loss) on investments (realized and unrealized)	.65	7.59	3.14	(2.07)	3.58
Total from investment operations	.42	7.40	2.92	(2.34)	3.39
Less distributions from:
Net realized gains	(2.14)	(.39)	(5.80)	—	—
Total distributions	(2.14)	(.39)	(5.80)	—	—
Net asset value, end of period	$19.78	$21.50	$14.49	$17.37	$19.71

Total Return[b]	1.96%	51.23%	19.33%	(11.92%)	20.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,624	$15,617	$6,270	$4,998	$16,786
Ratios to average net assets:
Net investment income (loss)	(1.06%)	(1.07%)	(1.18%)	(1.38%)	(1.15%)
Total expenses	1.66%	1.63%	1.67%	1.71%	1.66%
Portfolio turnover rate	283%	311%	274%	321%	401%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

For the year ended December 31, 2014, Leisure Fund rose 7.49%, compared with a gain of 13.69% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 9.68%.

Within the sector, the media industry and the hotels, restaurants & leisure industry contributed most to return. The leisure products industry detracted most, followed by the automobiles industry.

Holdings that contributed the most to the Fund’s return were Altria Group, Inc., Walt Disney Co. and Electronic Arts, Inc. Las Vegas Sands Corp., Mattel, Inc. and Melco Crown Entertainment Ltd. were the holdings contributing the least to return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	3.9%
Comcast Corp. — Class A	3.8%
Philip Morris International, Inc.	3.4%
McDonald’s Corp.	3.0%
Altria Group, Inc.	3.0%
Twenty-First Century Fox, Inc. — Class A	2.8%
Time Warner, Inc.	2.6%
Starbucks Corp.	2.4%
Las Vegas Sands Corp.	2.2%
DIRECTV	2.0%
Top Ten Total	29.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Leisure Fund	7.49%	19.92%	7.05%
S&P 500 Consumer Discretionary Index	9.68%	21.38%	9.09%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

80 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

RETAIL-RESTAURANTS - 17.3%
McDonald’s Corp.	2,576	$241,372
Starbucks Corp.	2,428	199,217
Yum! Brands, Inc.	1,990	144,972
Chipotle Mexican Grill, Inc. — Class A*	180	123,212
Darden Restaurants, Inc.	1,201	70,415
Domino’s Pizza, Inc.	595	56,031
Panera Bread Co. — Class A*	314	54,887
Dunkin’ Brands Group, Inc.	1,196	51,009
Brinker International, Inc.	820	48,126
Buffalo Wild Wings, Inc.*	266	47,981
Cracker Barrel Old Country Store, Inc.	336	47,295
Wendy’s Co.	5,102	46,071
Bloomin’ Brands, Inc.*	1,808	44,766
Jack in the Box, Inc.	557	44,538
Cheesecake Factory, Inc.	782	39,342
Texas Roadhouse, Inc. — Class A	1,133	38,250
DineEquity, Inc.	350	36,274
Sonic Corp.	1,110	30,225
Bob Evans Farms, Inc.	531	27,177
El Pollo Loco Holdings, Inc.*	1,106	22,087
Total Retail-Restaurants		1,413,247

CABLE/SATELLITE TV - 12.8%
Comcast Corp. — Class A	5,300	307,454
DIRECTV*	1,903	164,990
Time Warner Cable, Inc.	1,085	164,985
DISH Network Corp. — Class A*	2,032	148,112
Charter Communications, Inc. — Class A*	637	106,137
Cablevision Systems Corp. — Class A	2,919	60,248
Liberty Global plc*	956	46,184
Liberty Global plc — Class A*	870	43,678
Total Cable/Satellite TV		1,041,788

MULTIMEDIA - 12.7%
Walt Disney Co.	3,362	316,667
Twenty-First Century Fox, Inc. — Class A	5,946	228,356
Time Warner, Inc.	2,504	213,892
Viacom, Inc. — Class B	1,839	138,385
Thomson Reuters Corp.	3,430	138,366
Total Multimedia		1,035,666

TOBACCO - 9.6%
Philip Morris International, Inc.	3,423	278,803
Altria Group, Inc.	4,884	240,635
Reynolds American, Inc.	2,238	143,836
Lorillard, Inc.	1,873	117,887
Total Tobacco		781,161

HOTELS&MOTELS - 6.1%
Hilton Worldwide Holdings, Inc.*	4,963	129,484
Marriott International, Inc. — Class A	1,483	115,718
Starwood Hotels & Resorts Worldwide, Inc.	1,196	96,960
Wyndham Worldwide Corp.	952	81,644
Hyatt Hotels Corp. — Class A*	1,260	75,865
Total Hotels&Motels		499,671

CASINO HOTELS - 5.9%
Las Vegas Sands Corp.	3,062	178,086
Wynn Resorts Ltd.	673	100,115
MGM Resorts International*	4,065	86,910
Melco Crown Entertainment Ltd. ADR	3,369	85,573
Boyd Gaming Corp.*	2,504	32,001
Total Casino Hotels		482,685

CRUISE LINES - 4.1%
Carnival Corp.	3,252	147,414
Royal Caribbean Cruises Ltd.	1,324	109,137
Norwegian Cruise Line Holdings Ltd.*	1,741	81,409
Total Cruise Lines		337,960

TELEVISION - 3.9%
CBS Corp. — Class B	2,455	135,860
AMC Networks, Inc. — Class A*	860	54,842
Liberty Media Corp. — Class A*	1,253	44,193
Liberty Media Corp. — Class C*	1,239	43,402
Sinclair Broadcast Group, Inc. — Class A	1,489	40,739
Total Television		319,036

BROADCAST SERVICES/PROGRAM - 3.6%
Scripps Networks Interactive, Inc. — Class A	1,034	77,829
Grupo Televisa SAB ADR*	1,775	60,457
Discovery Communications, Inc. — Class A*	1,737	59,840
Discovery Communications, Inc. — Class C*	1,765	59,516
Starz — Class A*	1,152	34,214
Total Broadcast Services/Program		291,856

BEVERAGES-WINE/SPIRITS - 3.3%
Constellation Brands, Inc. — Class A*	1,131	111,030
Brown-Forman Corp. — Class B	1,215	106,726
Diageo plc ADR	458	52,253
Total Beverages-Wine/Spirits		270,009

BREWERY - 2.9%
Molson Coors Brewing Co. — Class B	1,262	94,044
Ambev S.A. ADR	11,609	72,208
Anheuser-Busch InBev N.V. ADR	638	71,660
Total Brewery		237,912

ENTERTAINMENT SOFTWARE - 2.8%
Activision Blizzard, Inc.	4,745	95,611
Electronic Arts, Inc.*	1,997	93,889
Take-Two Interactive Software, Inc.*	1,388	38,906
Total Entertainment Software		228,406

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
LEISURE FUND

	Shares	Value

PUBLISHING-NEWSPAPERS - 1.8%
News Corp. — Class A*	4,895	$76,803
Gannett Company, Inc.	2,165	69,128
Total Publishing-Newspapers		145,931

TOYS - 1.7%
Mattel, Inc.	2,574	79,652
Hasbro, Inc.	1,133	62,304
Total Toys		141,956

RECREATIONAL VEHICLES - 1.7%
Polaris Industries, Inc.	534	80,762
Brunswick Corp.	1,085	55,617
Total Recreational Vehicles		136,379

THEATERS - 1.2%
Cinemark Holdings, Inc.	1,433	50,986
Regal Entertainment Group — Class A	2,186	46,693
Total Theaters		97,679

MOTORCYCLE/MOTOR SCOOTER - 1.2%
Harley-Davidson, Inc.	1,463	96,426

DIVERSIFIED OPERATIONS - 1.2%
Restaurant Brands International, Inc.*	2,428	94,772

RESORTS/THEME PARKS - 1.2%
Six Flags Entertainment Corp.	1,159	50,011
Vail Resorts, Inc.	490	44,654
Total Resorts/Theme Parks		94,665

MOTION PICTURES&SERVICES - 0.9%
Lions Gate Entertainment Corp.	1,231	39,417
DreamWorks Animation SKG, Inc. — Class A*	1,586	35,415
Total Motion Pictures&Services		74,832

PROFESSIONAL SPORTS - 0.8%
Madison Square Garden Co. — Class A*	815	61,337

COMMERCIAL SERVICES - 0.7%
Live Nation Entertainment, Inc.*	2,201	57,468

CASINO SERVICES - 0.6%
International Game Technology	2,944	50,784

PUBLISHING-PERIODICALS - 0.5%
Time, Inc.	1,700	41,837

RECREATIONAL CENTERS - 0.5%
Life Time Fitness, Inc.*	653	36,973

GAMBLING (NON-HOTEL) - 0.4%
Pinnacle Entertainment, Inc.*	1,354	30,127

SPECIFIED PURPOSE ACQUISITION - 0.0%
Restaurant Brands International, LP*,1	25	956

Total Common Stocks
(Cost $5,002,395)		8,101,519

	Face Amount

SECURITIES LENDING COLLATERAL††,2 - 0.0%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$264	264
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	107	107
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	51	51
Total Securities Lending Collateral
(Cost $422)		422

Total Investments - 99.4%
(Cost $5,002,817)		$8,101,941
Other Assets & Liabilities, net - 0.6%		47,890
Total Net Assets - 100.0%		$8,149,831

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $416 of securities loaned (cost $5,002,395)	$8,101,519
Repurchase agreements, at value (cost $422)	422
Total investments (cost $5,002,817)	8,101,941
Cash	107,069
Segregated cash with broker	1
Receivables:
Securities sold	184,733
Fund shares sold	120,847
Dividends	13,815
Securities lending income	989
Foreign taxes reclaim	214
Total assets	8,529,609

Liabilities:
Payable for:
Securities purchased	234,230
Fund shares redeemed	123,357
Management fees	5,799
Transfer agent and administrative fees	1,706
Investor service fees	1,706
Portfolio accounting fees	682
Upon return of securities loaned	423
Miscellaneous	11,875
Total liabilities	379,778
Net assets	$8,149,831

Net assets consist of:
Paid in capital	$4,241,647
Undistributed net investment income	11,272
Accumulated net realized gain on investments	797,788
Net unrealized appreciation on investments	3,099,124
Net assets	$8,149,831
Capital shares outstanding	92,812
Net asset value per share	$87.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $1,633)	$150,283
Income from securities lending, net	3,449
Interest	8
Total investment income	153,740

Expenses:
Management fees	72,834
Transfer agent and administrative fees	21,422
Investor service fees	21,422
Portfolio accounting fees	8,569
Custodian fees	1,003
Trustees’ fees*	840
Line of credit interest expense	214
Tax expense	85
Miscellaneous	16,149
Total expenses	142,538
Net investment income	11,202

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,318,988
Net realized gain	2,318,988
Net change in unrealized appreciation (depreciation) on:
Investments	(2,150,650)
Net change in unrealized appreciation (depreciation)	(2,150,650)
Net realized and unrealized gain	168,338
Net increase in net assets resulting from operations	$179,540

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,202	$14,486
Net realized gain on investments	2,318,988	1,449,045
Net change in unrealized appreciation (depreciation) on investments	(2,150,650)	2,109,782
Net increase in net assets resulting from operations	179,540	3,573,313

Distributions to shareholders from:
Net investment income	(14,416)	(78,415)
Net realized gains	(905,441)	—
Total distributions to shareholders	(919,857)	(78,415)

Capital share transactions:
Proceeds from sale of shares	31,044,686	21,685,214
Distributions reinvested	919,857	78,415
Cost of shares redeemed	(34,940,733)	(22,445,161)
Net decrease from capital share transactions	(2,976,190)	(681,532)
Net increase (decrease) in net assets	(3,716,507)	2,813,366

Net assets:
Beginning of year	11,866,338	9,052,972
End of year	$8,149,831	$11,866,338
Undistributed net investment income at end of year	$11,272	$13,896

Capital share activity:
Shares sold	328,924	258,383
Shares issued from reinvestment of distributions	10,836	867
Shares redeemed	(371,318)	(269,137)
Net decrease in shares	(31,558)	(9,887)

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$95.41	$67.43	$55.58	$54.25	$41.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.11	.53	(.11)	(.14)
Net gain (loss) on investments (realized and unrealized)	6.53	28.45	11.32	1.44	12.78
Total from investment operations	6.65	28.56	11.85	1.33	12.64
Less distributions from:
Net investment income	(.22)	(.58)	—	—	(.05)
Net realized gains	(14.03)	—	—	—	—
Total distributions	(14.25)	(.58)	—	—	(.05)
Net asset value, end of period	$87.81	$95.41	$67.43	$55.58	$54.25

Total Return[b]	7.49%	42.41%	21.32%	2.45%	30.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,150	$11,866	$9,053	$5,780	$12,942
Ratios to average net assets:
Net investment income (loss)	0.13%	0.14%	0.85%	(0.20%)	(0.30%)
Total expenses	1.66%	1.64%	1.67%	1.71%	1.65%
Portfolio turnover rate	339%	219%	214%	227%	468%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).

For the year ended December 31, 2014, Precious Metals Fund returned -17.34%, compared with the 13.69% increase in the S&P 500 Index. The S&P 500 Materials Index returned 6.91%.

Metals & mining companies account for most of the holdings in the portfolio. As a group, they detracted from return. The capital markets industry also detracted from return.

Royal Gold, Inc., Gold Fields Ltd. and Franco Nevada Corp. were the leading contributors to return. Freeport-McMoRan, Inc., Barrick Gold Corp. and Yamana Gold Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Barrick Gold Corp.	5.9%
Freeport-McMoRan, Inc.	5.8%
Newmont Mining Corp.	5.7%
Goldcorp, Inc.	5.5%
Silver Wheaton Corp.	4.7%
Agnico Eagle Mines Ltd.	4.1%
Yamana Gold, Inc.	3.9%
Market Vectors Junior Gold Miners ETF	3.8%
Randgold Resources Ltd. ADR	3.5%
Royal Gold, Inc.	3.1%
Top Ten Total	46.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

86 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Precious Metals Fund	-17.34%	-14.86%	-3.23%
S&P 500 Materials Index	6.91%	11.23%	7.63%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS	December 31, 2014
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 93.4%

GOLD MINING - 64.2%
Barrick Gold Corp.	101,035	$1,086,126
Newmont Mining Corp.	55,337	1,045,869
Goldcorp, Inc.	54,019	1,000,432
Agnico Eagle Mines Ltd.	30,037	747,621
Yamana Gold, Inc.	176,964	711,395
Randgold Resources Ltd. ADR	9,465	638,036
Royal Gold, Inc.	9,119	571,761
Kinross Gold Corp.*	194,777	549,271
AngloGold Ashanti Ltd. ADR*	61,990	539,313
Franco-Nevada Corp.	10,109	497,262
Eldorado Gold Corp.	80,165	487,403
IAMGOLD Corp.*	177,570	479,439
Gold Fields Ltd. ADR	93,330	422,785
New Gold, Inc.*	94,484	406,281
Cia de Minas Buenaventura S.A.A. ADR	37,682	360,240
Sibanye Gold Ltd. ADR	31,324	237,123
Sandstorm Gold Ltd.*,1	69,345	235,773
AuRico Gold, Inc.	69,928	229,364
Seabridge Gold, Inc.*,1	27,224	205,541
NOVAGOLD Resources, Inc.*,1	63,816	188,257
McEwen Mining, Inc.*	163,362	181,332
Gold Resource Corp.	51,649	174,574
Harmony Gold Mining Company Ltd. ADR*,1	90,189	170,457
B2Gold Corp.*	97,885	158,574
Alamos Gold, Inc.	22,111	157,652
Pretium Resources, Inc.*,1	27,142	157,152
Allied Nevada Gold Corp.*,1	126,431	109,995
Total Gold Mining		11,749,028

SILVER MINING - 13.3%
Silver Wheaton Corp.	42,674	867,561
Hecla Mining Co.1	139,586	389,445
Pan American Silver Corp.	39,062	359,370
Silver Standard Resources, Inc.*,1	68,259	341,636
First Majestic Silver Corp.*	61,740	309,935
Endeavour Silver Corp.*	82,160	177,466
Total Silver Mining		2,445,413

METAL-COPPER - 8.1%
Freeport-McMoRan, Inc.	45,642	1,066,198
Southern Copper Corp.	14,957	421,787
Total Metal-Copper		1,487,985

PRECIOUS METALS - 3.8%
Coeur Mining, Inc.*	61,081	312,124
Primero Mining Corp.*	53,509	205,475
Tahoe Resources, Inc.	12,421	172,279
Total Precious Metals		689,878

PLATINUM - 2.4%
Stillwater Mining Co.*	29,867	440,240

METAL PROCESSORS & FABRICATIONS - 1.0%
RTI International Metals, Inc.*	7,370	186,166

DIAMONDS/PRECIOUS STONES - 0.6%
Dominion Diamond Corp.*	6,300	113,148

Total Common Stocks
(Cost $14,598,505)		17,111,858

EXCHANGE-TRADED FUNDS† - 3.8%
Market Vectors Junior Gold Miners ETF*	28,975	693,372
Total Exchange-Traded Funds
(Cost $799,358)		693,372

	Face Amount
SECURITIES LENDING COLLATERAL††,2 - 7.5%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$863,989	863,989
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	349,195	349,195
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	165,598	165,598
Total Securities Lending Collateral
(Cost $1,378,782)		1,378,782

Total Investments - 104.7%
(Cost $16,776,645)		$19,184,012
Other Assets & Liabilities, net - (4.7)%		(871,250)
Total Net Assets - 100.0%		$18,312,762

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $1,315,081 of securities loaned (cost $15,397,863)	$17,805,230
Repurchase agreements, at value (cost $1,378,782)	1,378,782
Total investments (cost $16,776,645)	19,184,012
Segregated cash with broker	3,593
Cash	607
Receivables:
Securities sold	786,602
Fund shares sold	434,361
Dividends	4,310
Securities lending income	3,978
Total assets	20,417,463

Liabilities:
Line of credit	413,000
Payable for:
Upon return of securities loaned	1,382,375
Fund shares redeemed	248,001
Management fees	11,830
Transfer agent and administrative fees	3,943
Investor service fees	3,943
Portfolio accounting fees	1,577
Miscellaneous	40,032
Total liabilities	2,104,701
Net assets	$18,312,762

Net assets consist of:
Paid in capital	$33,713,915
Undistributed net investment income	64,865
Accumulated net realized loss on investments	(17,873,385)
Net unrealized appreciation on investments	2,407,367
Net assets	$18,312,762
Capital shares outstanding	663,531
Net asset value per share	$27.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $22,500)	$299,569
Income from securities lending, net	38,547
Interest	29
Total investment income	338,145

Expenses:
Management fees	204,347
Transfer agent and administrative fees	68,116
Investor service fees	68,116
Portfolio accounting fees	27,246
Professional fees	22,842
Custodian fees	3,198
Trustees’ fees*	2,594
Line of credit interest expense	73
Miscellaneous	28,765
Total expenses	425,297
Net investment loss	(87,152)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,217,667)
Foreign currency	(40)
Net realized loss	(2,217,707)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,067,256)
Foreign currency	(12)
Net change in unrealized appreciation (depreciation)	(3,067,268)
Net realized and unrealized loss	(5,284,975)
Net decrease in net assets resulting from operations	$(5,372,127)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(87,152)	$175,022
Net realized loss on investments	(2,217,707)	(3,869,720)
Net change in unrealized appreciation (depreciation) on investments	(3,067,268)	(19,465,016)
Net decrease in net assets resulting from operations	(5,372,127)	(23,159,714)

Distributions to shareholders from:
Net investment income	(33,639)	(302,070)
Total distributions to shareholders	(33,639)	(302,070)

Capital share transactions:
Proceeds from sale of shares	49,419,469	58,278,807
Distributions reinvested	33,639	302,070
Cost of shares redeemed	(48,272,336)	(62,782,319)
Net increase (decrease) from capital share transactions	1,180,772	(4,201,442)
Net decrease in net assets	(4,224,994)	(27,663,226)

Net assets:
Beginning of year	22,537,756	50,200,982
End of year	$18,312,762	$22,537,756
Undistributed net investment income/Accumulated net investment loss at end of year	$64,865	$(14,154)

Capital share activity: *
Shares sold	1,355,374	1,367,505
Shares issued from reinvestment of distributions	1,235	8,473
Shares redeemed	(1,367,177)	(1,500,708)
Net decrease in shares	(10,568)	(124,730)

*
Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1-for-5 reverse share split effective January 24, 2014. See Note 8 in Notes to Financial Statements.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014[e]	Year Ended December 31, 2013 [e]	Year Ended December 31, 2012 [e]	Year Ended December 31, 2011 [e]	Year Ended December 31, 2010 [e]
Per Share Data
Net asset value, beginning of period	$33.43	$62.84	$72.16	$95.19	$68.93
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	.25	.10	(.45)	(.50)
Net gain (loss) on investments (realized and unrealized)	(5.67)	(29.21)	(2.97)	(22.53)	26.76
Total from investment operations	(5.78)	(28.96)	(2.87)	(22.98)	26.26
Less distributions from:
Net investment income	(.05)	(.45)	—	(.05)	(—)[b]
Net realized gains	—	—	(6.45)	—	—
Total distributions	(.05)	(.45)	(6.45)	(.05)	(—)[b]
Net asset value, end of period	$27.60	$33.43	$62.84	$72.16	$95.19

Total Return[c]	(17.34%)	(46.10%)	(4.10%)	(24.16%)	38.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,313	$22,538	$50,201	$56,982	$117,499
Ratios to average net assets:
Net investment income (loss)	(0.32%)	0.54%	0.14%	(0.52%)	(0.66%)
Total expenses[d]	1.56%	1.54%	1.57%	1.60%	1.56%
Portfolio turnover rate	168%	193%	140%	199%	234%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]
Reverse share split—Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 8 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the year ended December 31, 2014, Real Estate Fund gained 21.01%, compared to a gain of 13.69% for the S&P 500 Index. The MSCI U.S. REIT Index returned 30.38%.

Within the sector, the real estate investment trust (REIT) industry, which composes almost all the portfolio, contributed most to return, followed by the thrifts & mortgage finance industry. The real estate management & development industry detracted most from return, followed by the chemicals industry.

The strongest performing stocks included Simon Property Group, Inc., Health Care REIT, Inc. and Equity Residential. The stocks detracting most from performance were Altisource Portfolio Solution S.A., E-House (China) Holdings Ltd. and American Realty Capital Properties, Inc. Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	2.3%
American Tower Corp. — Class A	1.9%
Public Storage	1.7%
Equity Residential	1.6%
General Growth Properties, Inc.	1.6%
Crown Castle International Corp.	1.5%
Health Care REIT, Inc.	1.5%
Prologis, Inc.	1.5%
Vornado Realty Trust	1.4%
AvalonBay Communities, Inc.	1.4%
Top Ten Total	16.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

92 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Real Estate Fund	21.01%	13.71%	4.64%
MSCI U.S. REIT Index	30.38%	17.05%	8.31%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS	December 31, 2014
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 101.4%

REITs - 91.1%
REITs-DIVERSIFIED - 17.0%
American Tower Corp. — Class A	5,430	$536,755
Crown Castle International Corp.	5,550	436,784
Vornado Realty Trust	3,436	404,451
Weyerhaeuser Co.	10,719	384,705
Digital Realty Trust, Inc.	3,872	256,714
Plum Creek Timber Company, Inc.	5,462	233,719
Duke Realty Corp.	11,488	232,058
Liberty Property Trust	5,278	198,611
Corrections Corporation of America	4,763	173,087
Retail Properties of America, Inc. — Class A	10,344	172,641
Rayonier, Inc.	6,118	170,937
Outfront Media, Inc.	5,730	153,793
EPR Properties	2,663	153,469
Geo Group, Inc.	3,732	150,624
Lexington Realty Trust	12,901	141,653
Cousins Properties, Inc.	11,980	136,812
PS Business Parks, Inc.	1,600	127,264
DuPont Fabros Technology, Inc.	3,734	124,118
New Residential Investment Corp.	9,160	116,973
Washington Real Estate Investment Trust	4,110	113,683
American Assets Trust, Inc.	2,840	113,060
STAG Industrial, Inc.	4,570	111,965
Potlatch Corp.	2,650	110,956
Total REITs-Diversified		4,754,832

REITs-OFFICE PROPERTY - 12.2%
Boston Properties, Inc.	2,885	371,270
American Realty Capital Properties, Inc.	37,693	341,121
SL Green Realty Corp.	2,403	286,005
Alexandria Real Estate Equities, Inc.	2,400	212,976
Kilroy Realty Corp.	3,010	207,901
BioMed Realty Trust, Inc.	8,419	181,345
Douglas Emmett, Inc.	6,273	178,153
Highwoods Properties, Inc.	3,860	170,921
Equity Commonwealth	6,414	164,647
Columbia Property Trust, Inc.	6,060	153,621
Piedmont Office Realty Trust, Inc. — Class A	7,990	150,532
Brandywine Realty Trust	9,220	147,336
Corporate Office Properties Trust	4,857	137,793
Parkway Properties, Inc.	6,894	126,781
Hudson Pacific Properties, Inc.	4,000	120,240
Mack-Cali Realty Corp.	6,158	117,371
Empire State Realty Trust, Inc. — Class A	6,650	116,907
New York REIT, Inc.	10,640	112,678
Government Properties Income Trust	4,680	107,687
Total REITs-Office Property		3,405,285

REITs-APARTMENTS - 10.5%
Equity Residential	6,197	445,191
AvalonBay Communities, Inc.	2,394	391,156
Essex Property Trust, Inc.	1,494	308,660
UDR, Inc.	7,941	244,742
Camden Property Trust	2,867	211,699
Mid-America Apartment Communities, Inc.	2,698	201,487
Apartment Investment & Management Co. — Class A	5,391	200,276
American Campus Communities, Inc.	4,328	179,006
American Homes 4 Rent — Class A	9,690	165,021
Home Properties, Inc.	2,485	163,016
Post Properties, Inc.	2,574	151,274
Education Realty Trust, Inc.	3,060	111,965
Associated Estates Realty Corp.	4,240	98,410
Starwood Waypoint Residential Trust	3,186	84,015
Total REITs-Apartments		2,955,918

REITs-HEALTH CARE - 9.6%
Health Care REIT, Inc.	5,583	422,467
Ventas, Inc.	5,409	387,825
HCP, Inc.	8,802	387,552
Omega Healthcare Investors, Inc.	4,864	190,036
Senior Housing Properties Trust	8,565	189,372
Healthcare Trust of America, Inc. — Class A	6,100	164,321
National Health Investors, Inc.	2,000	139,920
Medical Properties Trust, Inc.	10,055	138,558
Healthcare Realty Trust, Inc.	5,070	138,512
American Realty Capital Healthcare Trust, Inc.	10,340	123,046
Sabra Health Care REIT, Inc.	3,690	112,065
Aviv REIT, Inc.	3,160	108,957
LTC Properties, Inc.	2,460	106,198
Physicians Realty Trust	4,570	75,862
Total REITs-Health Care		2,684,691

REITs-MORTGAGE - 7.8%
Annaly Capital Management, Inc.	29,645	320,461
American Capital Agency Corp.	11,058	241,396
Starwood Property Trust, Inc.	8,529	198,214
NorthStar Realty Finance Corp.	9,913	174,271
Two Harbors Investment Corp.	16,640	166,733
MFA Financial, Inc.	18,786	150,100
Colony Financial, Inc.	6,030	143,635
Invesco Mortgage Capital, Inc.	7,814	120,804
Hatteras Financial Corp.	6,211	114,469
Redwood Trust, Inc.	5,450	107,365
PennyMac Mortgage Investment Trust	4,939	104,164
CYS Investments, Inc.	11,515	100,411
iStar Financial, Inc.*	7,120	97,188
Capstead Mortgage Corp.	7,584	93,132
Western Asset Mortgage Capital Corp.1	4,440	65,268
Total REITs-Mortgage		2,197,611

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
REAL ESTATE FUND

	Shares	Value

REITs-SHOPPING CENTERS - 7.7%
Kimco Realty Corp.	11,110	$279,306
Federal Realty Investment Trust	1,928	257,312
Brixmor Property Group, Inc.	9,610	238,712
DDR Corp.	12,317	226,140
Regency Centers Corp.	3,264	208,178
Weingarten Realty Investors	5,048	176,276
Equity One, Inc.	6,201	157,257
Washington Prime Group, Inc.	8,420	144,992
Kite Realty Group Trust	4,610	132,491
Acadia Realty Trust	3,830	122,675
Retail Opportunity Investments Corp.	6,660	111,821
Ramco-Gershenson Properties Trust	5,500	103,070
Total REITs-Shopping Centers		2,158,230

REITs-REGIONAL MALLS - 7.6%
Simon Property Group, Inc.	3,499	637,203
General Growth Properties, Inc.	15,586	438,434
Macerich Co.	3,695	308,200
Taubman Centers, Inc.	2,468	188,605
CBL & Associates Properties, Inc.	8,329	161,749
Tanger Factory Outlet Centers, Inc.	4,357	161,035
Glimcher Realty Trust	8,907	122,382
Pennsylvania Real Estate Investment Trust	4,640	108,854
Total REITs-Regional Malls		2,126,462

REITs-HOTELS - 7.1%
Host Hotels & Resorts, Inc.	15,489	368,173
Hospitality Properties Trust	6,061	187,891
LaSalle Hotel Properties	4,398	177,987
RLJ Lodging Trust	5,290	177,374
Strategic Hotels & Resorts, Inc.*	12,500	165,375
Sunstone Hotel Investors, Inc.	9,751	160,989
Pebblebrook Hotel Trust	3,330	151,948
DiamondRock Hospitality Co.	9,823	146,068
Ryman Hospitality Properties, Inc.	2,630	138,706
Chesapeake Lodging Trust	3,270	121,677
Hersha Hospitality Trust	14,340	100,810
Chatham Lodging Trust	2,870	83,144
Total REITs-Hotels		1,980,142

REITs-STORAGE - 4.5%
Public Storage	2,605	481,535
Iron Mountain, Inc.	6,390	247,037
Extra Space Storage, Inc.	3,778	221,542
CubeSmart	7,505	165,635
Sovran Self Storage, Inc.	1,690	147,402
Total REITs-Storage		1,263,151

REITs-WAREHOUSE/INDUSTRIES - 3.3%
Prologis, Inc.	9,547	410,807
DCT Industrial Trust, Inc.	4,285	152,803
First Industrial Realty Trust, Inc.	6,444	132,489
EastGroup Properties, Inc.	1,894	119,928
Chambers Street Properties	14,692	118,418
Total REITs-Warehouse/Industries		934,445

REITs-SINGLE TENANT - 2.7%
Realty Income Corp.	5,757	274,666
National Retail Properties, Inc.	4,880	192,126
Spirit Realty Capital, Inc.	15,957	189,729
Select Income REIT	4,190	102,278
Total REITs-Single Tenant		758,799

REITs-MANUFACTURED HOMES - 1.1%
Equity LifeStyle Properties, Inc.	3,450	177,848
Sun Communities, Inc.	2,359	142,625
Total REITs-Manufactured Homes		320,473

Total REITs		25,540,039

REAL ESTATE - 8.2%
REAL ESTATE MANAGEMENT/SERVICES - 5.2%
CBRE Group, Inc. — Class A*	8,823	302,189
WP Carey, Inc.	3,218	225,582
Realogy Holdings Corp.*	4,986	221,827
Jones Lang LaSalle, Inc.	1,479	221,746
Altisource Residential Corp.	9,440	183,136
E-House China Holdings Ltd. ADR	24,110	174,556
Kennedy-Wilson Holdings, Inc.	5,144	130,143
Total Real Estate Management/Services		1,459,179

REAL ESTATE OPERATIONS/DEVELOPMENT - 3.0%
Brookfield Asset Management, Inc. — Class A	4,070	204,028
Howard Hughes Corp.*	1,547	201,760
Forest City Enterprises, Inc. — Class A*	8,675	184,778
Alexander & Baldwin, Inc.	3,060	120,136
St. Joe Co.*	6,315	116,133
Total Real Estate Operations/Development		826,835

Total Real Estate		2,286,014

INVESTMENT MANAGEMENT/ADVISORY SERVICES - 1.2%
NorthStar Asset Management Group, Inc.	8,363	188,753
Altisource Portfolio Solutions S.A.*,1	4,110	138,877
Total Investment Management/Advisory Services		327,630

CASINO SERVICES - 0.6%
Gaming and Leisure Properties, Inc.	5,309	155,766

CHEMICALS-FIBERS - 0.3%
Rayonier Advanced Materials, Inc.	3,686	82,198

E-COMMERCE/SERVICES - 0.0%
Leju Holdings Ltd. ADR*	885	9,523

Total Common Stocks
(Cost $20,110,228)		28,401,170

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
REAL ESTATE FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 0.5%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$94,219	$94,219
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	38,080	38,080
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	18,059	18,059
Total Securities Lending Collateral
(Cost $150,358)		150,358

Total Investments - 101.9%
(Cost $20,260,586)		$28,551,528
Other Assets & Liabilities, net - (1.9)%		(530,164)
Total Net Assets - 100.0%		$28,021,364

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $145,470 of securities loaned (cost $20,110,228)	$28,401,170
Repurchase agreements, at value (cost $150,358)	150,358
Total investments (cost $20,260,586)	28,551,528
Cash	191,282
Segregated cash with broker	392
Receivables:
Dividends	148,150
Fund shares sold	14,244
Securities lending income	126
Total assets	28,905,722

Liabilities:
Payable for:
Securities purchased	366,229
Fund shares redeemed	295,869
Upon return of securities loaned	150,750
Management fees	20,466
Transfer agent and administrative fees	6,019
Investor service fees	6,019
Portfolio accounting fees	2,408
Miscellaneous	36,598
Total liabilities	884,358
Net assets	$28,021,364

Net assets consist of:
Paid in capital	$30,473,038
Undistributed net investment income	396,272
Accumulated net realized loss on investments	(11,138,888)
Net unrealized appreciation on investments	8,290,942
Net assets	$28,021,364
Capital shares outstanding	769,535
Net asset value per share	$36.41

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $1,210)	$781,183
Income from securities lending, net	922
Interest	17
Total investment income	782,122

Expenses:
Management fees	211,653
Transfer agent and administrative fees	62,251
Investor service fees	62,251
Portfolio accounting fees	24,900
Custodian fees	2,924
Trustees’ fees*	1,798
Line of credit interest expense	177
Miscellaneous	48,139
Total expenses	414,093
Net investment income	368,029

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(127,211)
Net realized loss	(127,211)
Net change in unrealized appreciation (depreciation) on:
Investments	3,143,498
Net change in unrealized appreciation (depreciation)	3,143,498
Net realized and unrealized gain	3,016,287
Net increase in net assets resulting from operations	$3,384,316

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$368,029	$344,476
Net realized gain (loss) on investments	(127,211)	3,322,071
Net change in unrealized appreciation (depreciation) on investments	3,143,498	(3,151,235)
Net increase in net assets resulting from operations	3,384,316	515,312

Distributions to shareholders from:
Net investment income	(312,220)	(363,786)
Total distributions to shareholders	(312,220)	(363,786)

Capital share transactions:
Proceeds from sale of shares	80,108,290	84,654,654
Distributions reinvested	312,220	363,786
Cost of shares redeemed	(70,254,861)	(91,961,268)
Net increase (decrease) from capital share transactions	10,165,649	(6,942,828)
Net increase (decrease) in net assets	13,237,745	(6,791,302)

Net assets:
Beginning of year	14,783,619	21,574,921
End of year	$28,021,364	$14,783,619
Undistributed net investment income at end of year	$396,272	$439,497

Capital share activity:
Shares sold	2,334,859	2,600,127
Shares issued from reinvestment of distributions	8,738	11,978
Shares redeemed	(2,059,984)	(2,841,779)
Net increase (decrease) in shares	283,613	(229,674)

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$30.42	$30.15	$25.90	$26.20	$21.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	.57	.45	.35	.35
Net gain (loss) on investments (realized and unrealized)	5.88	.62	4.28	.20	4.97
Total from investment operations	6.38	1.19	4.73	.55	5.32
Less distributions from:
Net investment income	(.39)	(.92)	(.48)	(.85)	(.56)
Total distributions	(.39)	(.92)	(.48)	(.85)	(.56)
Net asset value, end of period	$36.41	$30.42	$30.15	$25.90	$26.20

Total Return[b]	21.01%	3.94%	18.34%	2.26%	24.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,021	$14,784	$21,575	$15,001	$25,262
Ratios to average net assets:
Net investment income (loss)	1.48%	1.76%	1.54%	1.28%	1.49%
Total expenses	1.66%	1.64%	1.67%	1.70%	1.65%
Portfolio turnover rate	277%	416%	348%	351%	394%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).

For the year ended December 31, 2014, Retailing Fund rose 8.66%, compared with a gain of 13.69% for the S&P 500 Index. The S&P 500 Consumer Discretionary Index returned 9.68%.

Within the sector, heavily weighted specialty retail industry contributed most to return, followed by the food & staples retailing industry. The internet & catalog retail industry detracted most, followed by the internet software & services industry.

Fund performance for the year benefited most from CVS Health Corp., Home Depot, Inc. and Vipshop Holdings Ltd. Amazon.com, Inc., Zulily, Inc. Class A and Conn’s, Inc. were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Wal-Mart Stores, Inc.	5.3%
Amazon.com, Inc.	3.9%
Home Depot, Inc.	3.9%
CVS Health Corp.	3.3%
Walgreens Boots Alliance, Inc.	2.8%
Priceline Group, Inc.	2.7%
Lowe’s Companies, Inc.	2.7%
Costco Wholesale Corp.	2.5%
Target Corp.	2.2%
TJX Companies, Inc.	2.2%
Top Ten Total	31.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

100 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Retailing Fund	8.66%	17.82%	8.34%
S&P 500 Consumer Discretionary Index	9.68%	21.38%	9.09%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS	December 31, 2014
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.9%

RETAIL-DISCOUNT - 14.8%
Wal-Mart Stores, Inc.	4,507	$387,062
Costco Wholesale Corp.	1,292	183,141
Target Corp.	2,138	162,296
Dollar General Corp.*	1,550	109,585
Dollar Tree, Inc.*	1,274	89,664
Family Dollar Stores, Inc.	866	68,596
HSN, Inc.	609	46,284
Big Lots, Inc.	868	34,737
Total Retail-Discount		1,081,365

RETAIL-APPAREL/SHOE - 12.7%
L Brands, Inc.	1,388	120,130
Ross Stores, Inc.	1,097	103,403
The Gap, Inc.	2,343	98,664
Foot Locker, Inc.	1,148	64,495
Urban Outfitters, Inc.*	1,430	50,236
Burlington Stores, Inc.*	910	43,007
DSW, Inc. — Class A	1,124	41,925
American Eagle Outfitters, Inc.	2,785	38,656
Buckle, Inc.1	706	37,079
Chico’s FAS, Inc.	2,238	36,278
Abercrombie & Fitch Co. — Class A	1,170	33,509
Men’s Wearhouse, Inc.	757	33,422
Ascena Retail Group, Inc.*	2,656	33,359
Guess?, Inc.	1,523	32,105
Genesco, Inc.*	416	31,874
ANN, Inc.*	789	28,783
Brown Shoe Company, Inc.	870	27,971
Express, Inc.*	1,765	25,928
Children’s Place, Inc.	440	25,080
Finish Line, Inc. — Class A	939	22,827
Total Retail-Apparel/Shoe		928,731

E-COMMERCE/SERVICES - 10.3%
Priceline Group, Inc.*	171	194,975
Netflix, Inc.*	319	108,974
Liberty Interactive Corp. — Class A*	3,026	89,025
TripAdvisor, Inc.*	1,025	76,527
Expedia, Inc.	879	75,031
Ctrip.com International Ltd. ADR*	1,537	69,934
Groupon, Inc. — Class A*	7,339	60,620
Liberty Ventures*	1,431	53,977
RetailMeNot, Inc.*	1,524	22,281
Total E-Commerce/Services		751,344

E-COMMERCE/PRODUCTS - 7.1%
Amazon.com, Inc.*	919	285,212
Vipshop Holdings Ltd. ADR*	3,711	72,513
JD.com, Inc. ADR*	2,530	58,544
zulily, Inc. — Class A*,1	1,720	40,248
Lands’ End, Inc.*	570	30,757
Shutterfly, Inc.*	727	30,312
Total E-Commerce/Products		517,586

RETAIL-DRUG STORE - 7.0%
CVS Health Corp.	2,500	240,775
Walgreens Boots Alliance, Inc.	2,643	201,397
Rite Aid Corp.*	9,263	69,658
Total Retail-Drug Store		511,830

RETAIL-BUILDING PRODUCTS - 6.9%
Home Depot, Inc.	2,687	282,055
Lowe’s Companies, Inc.	2,815	193,672
Lumber Liquidators Holdings, Inc.*	476	31,564
Total Retail-Building Products		507,291

RETAIL-MAJOR DEPARTMENT STORES - 4.5%
TJX Companies, Inc.	2,360	161,849
Nordstrom, Inc.	1,147	91,060
Sears Holdings Corp.*	1,370	45,183
JC Penney Company, Inc.*,1	5,025	32,562
Total Retail-Major Department Stores		330,654

RETAIL-AUTOMOBILE - 4.3%
CarMax, Inc.*	1,384	92,146
AutoNation, Inc.*	1,038	62,706
Penske Automotive Group, Inc.	1,009	49,512
Lithia Motors, Inc. — Class A	422	36,583
Group 1 Automotive, Inc.	402	36,027
Asbury Automotive Group, Inc.*	465	35,303
Total Retail-Automobile		312,277

RETAIL-AUTO PARTS - 4.0%
AutoZone, Inc.*	177	109,582
O’Reilly Automotive, Inc.*	532	102,474
Advance Auto Parts, Inc.	493	78,525
Total Retail-Auto Parts		290,581

RETAIL-REGIONAL DEPARTMENT STORES - 3.4%
Macy’s, Inc.	1,707	112,235
Kohl’s Corp.	1,356	82,770
Dillard’s, Inc. — Class A	431	53,953
Total Retail-Regional Department Stores		248,958

DISTRIBUTION/WHOLESALE - 2.8%
Genuine Parts Co.	877	93,461
LKQ Corp.*	2,456	69,063
Pool Corp.	613	38,889
Total Distribution/Wholesale		201,413

RETAIL-MISCELLANEOUS/DIVERSIFIED - 2.3%
Sally Beauty Holdings, Inc.*	1,658	50,966
CST Brands, Inc.	964	42,040

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
RETAILING FUND

	Shares	Value

PriceSmart, Inc.	421	$38,404
Five Below, Inc.*	848	34,624
Total Retail-Miscellaneous/Diversified		166,034

RETAIL-JEWELRY - 2.2%
Tiffany & Co.	817	87,304
Signet Jewelers Ltd.	552	72,627
Total Retail-Jewelry		159,931

RETAIL-OFFICE SUPPLIES - 1.7%
Staples, Inc.	4,287	77,681
Office Depot, Inc.*	5,886	50,472
Total Retail-Office Supplies		128,153

RETAIL-SPORTING GOODS - 1.7%
Dick’s Sporting Goods, Inc.	1,126	55,905
Cabela’s, Inc.*	850	44,804
Hibbett Sports, Inc.*	518	25,087
Total Retail-Sporting Goods		125,796

RETAIL-BEDDING - 1.7%
Bed Bath & Beyond, Inc.*	1,150	87,596
Mattress Firm Holding Corp.*	590	34,267
Total Retail-Bedding		121,863

RETAIL-CONSUMER ELECTRONICS - 1.2%
Best Buy Company, Inc.	2,286	89,108

RETAIL-GARDENING PRODUCTS - 1.0%
Tractor Supply Co.	972	76,613

RETAIL-VITAMINS/NUTRITIONAL SUPPLEMENTS - 1.0%
GNC Holdings, Inc. — Class A	1,011	47,477
Vitamin Shoppe, Inc.*	585	28,419
Total Retail-Vitamins/Nutritional Supplements		75,896

RETAIL-HOME FURNISHINGS - 1.0%
Restoration Hardware Holdings, Inc.*	466	44,740
Pier 1 Imports, Inc.	1,842	28,367
Total Retail-Home Furnishings		73,107

RENTAL AUTO/EQUIPMENT - 0.9%
Aaron’s, Inc.	1,184	36,194
Rent-A-Center, Inc.	893	32,434
Total Rental Auto/Equipment		68,628

RETAIL-PERFUME&COSMETICS - 0.9%
Ulta Salon Cosmetics & Fragrance, Inc.*	518	66,221

RETAIL-PET FOOD&SUPPLIES - 0.9%
PetSmart, Inc.	785	63,817

RETAIL-MAIL ORDER - 0.9%
Williams-Sonoma, Inc.	825	62,436

RETAIL-COMPUTER EQUIPMENTS - 0.6%
GameStop Corp. — Class A1	1,333	45,055

FOOD-RETAIL - 0.6%
Cia Brasileira de Distribuicao ADR	1,148	42,281

OIL REFINING&MARKETING - 0.6%
Murphy USA, Inc.*	612	42,142

INTERNET INCUBATORS - 0.5%
HomeAway, Inc.*	1,333	39,697

DIVERSIFIED OPERATIONS - 0.5%
Liberty TripAdvisor Holdings, Inc. — Class A*	1,240	33,356

AUTO REPAIR CENTERS - 0.4%
Monro Muffler Brake, Inc.	545	31,501

RETAIL-VIDEO RENTAL - 0.4%
Outerwall, Inc.*	369	27,756

RETAIL-BOOKSTORE - 0.4%
Barnes & Noble, Inc.*	1,190	27,632

HOME FURNISHINGS - 0.4%
Select Comfort Corp.*	998	26,976

RETAIL-APPLIANCES - 0.3%
Conn’s, Inc.*	1,276	23,848

Total Common Stocks
(Cost $4,325,477)		7,299,877

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
RETAILING FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 1.6%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$73,860	$73,860
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	29,852	29,852
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	14,156	14,156
Total Securities Lending Collateral
(Cost $117,868)		117,868

Total Investments - 101.5%
(Cost $4,443,345)		$7,417,745
Other Assets & Liabilities, net - (1.5)%		(113,399)
Total Net Assets - 100.0%		$7,304,346

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $114,456 of securities loaned (cost $4,325,477)	$7,299,877
Repurchase agreements, at value (cost $117,868)	117,868
Total investments (cost $4,443,345)	7,417,745
Cash	44,816
Segregated cash with broker	307
Receivables:
Securities sold	386,291
Dividends	5,083
Securities lending income	254
Total assets	7,854,496

Liabilities:
Payable for:
Fund shares redeemed	414,654
Upon return of securities loaned	118,175
Management fees	5,157
Transfer agent and administrative fees	1,517
Investor service fees	1,517
Portfolio accounting fees	607
Miscellaneous	8,523
Total liabilities	550,150
Net assets	$7,304,346

Net assets consist of:
Paid in capital	$3,843,757
Undistributed net investment income	—
Accumulated net realized gain on investments	486,189
Net unrealized appreciation on investments	2,974,400
Net assets	$7,304,346
Capital shares outstanding	376,118
Net asset value per share	$19.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $40)	$60,974
Income from securities lending, net	2,786
Interest	6
Total investment income	63,766

Expenses:
Management fees	46,976
Transfer agent and administrative fees	13,816
Investor service fees	13,816
Portfolio accounting fees	5,527
Custodian fees	648
Trustees’ fees*	548
Line of credit interest expense	27
Miscellaneous	10,428
Total expenses	91,786
Net investment loss	(28,020)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,605,607
Net realized gain	1,605,607
Net change in unrealized appreciation (depreciation) on:
Investments	(1,385,094)
Net change in unrealized appreciation (depreciation)	(1,385,094)
Net realized and unrealized gain	220,513
Net increase in net assets resulting from operations	$192,493

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(28,020)	$(36,442)
Net realized gain on investments	1,605,607	1,366,910
Net change in unrealized appreciation (depreciation) on investments	(1,385,094)	917,540
Net increase in net assets resulting from operations	192,493	2,248,008

Distributions to shareholders from:
Net investment income	—	(1,279)
Net realized gains	(554,283)	(895,569)
Total distributions to shareholders	(554,283)	(896,848)

Capital share transactions:
Proceeds from sale of shares	26,875,265	87,659,567
Distributions reinvested	554,283	896,848
Cost of shares redeemed	(29,233,532)	(86,631,670)
Net increase (decrease) from capital share transactions	(1,803,984)	1,924,745
Net increase (decrease) in net assets	(2,165,774)	3,275,905

Net assets:
Beginning of year	9,470,120	6,194,215
End of year	$7,304,346	$9,470,120
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold	1,375,244	4,514,444
Shares issued from reinvestment of distributions	30,338	44,708
Shares redeemed	(1,494,316)	(4,465,082)
Net increase (decrease) in shares	(88,734)	94,070

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$20.37	$16.71	$14.31	$13.59	$10.86
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	(.09)	— [b]	(.03)	(.03)
Net gain (loss) on investments (realized and unrealized)	1.70	6.04	2.40	.75	2.76
Total from investment operations	1.60	5.95	2.40	.72	2.73
Less distributions from:
Net investment income	—	(—)[c]	—	—	—
Net realized gains	(2.55)	(2.29)	—	—	—
Total distributions	(2.55)	(2.29)	—	—	—
Net asset value, end of period	$19.42	$20.37	$16.71	$14.31	$13.59

Total Return[d]	8.66%	35.80%	16.77%	5.30%	25.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,304	$9,470	$6,194	$13,134	$9,477
Ratios to average net assets:
Net investment income (loss)	(0.51%)	(0.46%)	0.01%	(0.20%)	(0.24%)
Total expenses	1.66%	1.64%	1.67%	1.69%	1.65%
Portfolio turnover rate	452%	1,219%	1,043%	621%	616%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

For the year ended December 31, 2014, Technology Fund returned 10.26%, compared with a gain of 13.69% for the S&P 500 Index. The S&P 500 Information Technology Index returned 20.12%.

Within the sector, the semiconductors & semiconductor equipment industry contributed most to Fund performance, followed by the software industry. The internet software & services industry detracted most from return, followed by the media industry.

Top-contributing holdings were Apple, Inc., Facebook, Inc. Class A and Intel Corp. Twitter, Inc., SINA Corp. and Yandex NV Class A were the weakest-performing technology holdings for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.7%
Microsoft Corp.	2.9%
Facebook, Inc. — Class A	2.2%
Oracle Corp.	2.1%
Intel Corp.	1.9%
International Business Machines Corp.	1.9%
Visa, Inc. — Class A	1.9%
Cisco Systems, Inc.	1.7%
QUALCOMM, Inc.	1.6%
MasterCard, Inc. — Class A	1.5%
Top Ten Total	21.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

108 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Technology Fund	10.26%	11.20%	5.70%
S&P 500 Information Technology Index	20.12%	14.86%	8.88%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS	December 31, 2014
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.6%

ELECTRONIC COMPONENTS-SEMICONDUCTOR - 10.8%
Intel Corp.	9,649	$350,161
Texas Instruments, Inc.	3,696	197,606
Micron Technology, Inc.*	4,755	166,472
Broadcom Corp. — Class A	3,097	134,193
Avago Technologies Ltd.	1,309	131,672
ARM Holdings plc ADR	2,432	112,602
Skyworks Solutions, Inc.	1,377	100,122
Xilinx, Inc.	2,054	88,918
NVIDIA Corp.	4,373	87,679
Altera Corp.	2,356	87,031
Microchip Technology, Inc.	1,782	80,386
Freescale Semiconductor Ltd.*	2,968	74,883
SunEdison, Inc.*	3,198	62,393
First Solar, Inc.*	1,298	57,884
ON Semiconductor Corp.*	5,560	56,323
Cree, Inc.*,1	1,640	52,841
Cavium, Inc.*	800	49,456
International Rectifier Corp.*	1,100	43,890
Ambarella, Inc.*	670	33,982
Total Electronic Components-Semiconductor		1,968,494

APPLICATIONS SOFTWARE - 7.7%
Microsoft Corp.	11,290	524,420
salesforce.com, Inc.*	2,844	168,677
Intuit, Inc.	1,445	133,215
Check Point Software Technologies Ltd.*	1,464	115,026
Red Hat, Inc.*	1,469	101,567
Citrix Systems, Inc.*	1,354	86,385
ServiceNow, Inc.*	1,230	83,456
NetSuite, Inc.*	720	78,602
Tableau Software, Inc. — Class A*	760	64,418
PTC, Inc.*	1,500	54,975
Total Applications Software		1,410,741

WEB PORTALS/ISP - 6.2%
Google, Inc. — Class A*	481	255,248
Google, Inc. — Class C*	481	253,198
Yahoo!, Inc.*	3,667	185,220
Baidu, Inc. ADR*	766	174,625
Yandex N.V. — Class A*	6,330	113,687
SINA Corp.*	2,839	106,207
AOL, Inc.*	1,130	52,172
Total Web Portals/ISP		1,140,357

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUIT - 6.1%
QUALCOMM, Inc.	3,992	296,724
Taiwan Semiconductor Manufacturing Company Ltd. ADR	6,073	135,914
NXP Semiconductor N.V.*	1,690	129,116
Marvell Technology Group Ltd.	7,891	114,420
Analog Devices, Inc.	1,977	109,763
Linear Technology Corp.	1,895	86,412
Maxim Integrated Products, Inc.	2,505	79,834
TriQuint Semiconductor, Inc.*	2,220	61,161
Atmel Corp.*	6,040	50,706
Integrated Device Technology, Inc.*	2,270	44,492
Total Semiconductor Components-Integrated Circuit		1,108,542

COMPUTERS - 5.7%
Apple, Inc.	6,163	680,272
Hewlett-Packard Co.	5,848	234,680
BlackBerry Ltd.*	11,320	124,294
Total Computers		1,039,246

COMPUTER SERVICES - 5.0%
International Business Machines Corp.	2,127	341,256
Accenture plc — Class A	1,687	150,666
Cognizant Technology Solutions Corp. — Class A*	2,806	147,764
Infosys Ltd. ADR	3,640	114,514
Computer Sciences Corp.	1,250	78,813
Amdocs Ltd.	1,550	72,315
Total Computer Services		905,328

COMMERCIAL SERVICES-FINANCE - 4.6%
MasterCard, Inc. — Class A	3,096	266,752
Automatic Data Processing, Inc.	1,973	164,490
FleetCor Technologies, Inc.*	640	95,174
Western Union Co.	4,560	81,670
Total System Services, Inc.	1,970	66,901
Global Payments, Inc.	780	62,969
Vantiv, Inc. — Class A*	1,720	58,342
WEX, Inc.*	520	51,438
Total Commercial Services-Finance		847,736

ENTERPRISE SOFTWARE/SERVICES - 4.6%
Oracle Corp.	8,489	381,749
SAP SE ADR	1,567	109,142
Workday, Inc. — Class A*	1,280	104,461
CA, Inc.	3,233	98,445
Ultimate Software Group, Inc.*	370	54,322
Informatica Corp.*	1,392	53,084
Qlik Technologies, Inc.*	1,430	44,173
Total Enterprise Software/Services		845,376

COMPUTERS-MEMORY DEVICES - 3.8%
EMC Corp.	7,008	208,418
Western Digital Corp.	1,231	136,272
Seagate Technology plc	1,880	125,020
SanDisk Corp.	1,254	122,867
NetApp, Inc.	2,269	94,050
Total Computers-Memory Devices		686,627

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
TECHNOLOGY FUND

	Shares	Value

E-COMMERCE/PRODUCTS - 3.2%
Alibaba Group Holding Ltd. ADR*	2,510	$260,889
eBay, Inc.*	3,860	216,623
MercadoLibre, Inc.	846	108,009
Total E-Commerce/Products		585,521

INTERNET CONTENT-ENTERTAINMENT - 3.2%
Facebook, Inc. — Class A*	5,124	399,774
Twitter, Inc.*	3,580	128,415
Pandora Media, Inc.*	2,916	51,992
Total Internet Content-Entertainment		580,181

SEMICONDUCTOR EQUIPMENT - 2.7%
Applied Materials, Inc.	5,832	145,334
ASML Holding N.V. — Class G	1,011	109,016
Lam Research Corp.	1,195	94,811
KLA-Tencor Corp.	1,310	92,119
Teradyne, Inc.	2,795	55,313
Total Semiconductor Equipment		496,593

NETWORKING PRODUCTS - 2.5%
Cisco Systems, Inc.	11,430	317,926
Palo Alto Networks, Inc.*	690	84,573
Fortinet, Inc.*	1,990	61,013
Total Networking Products		463,512

ELECTRONIC COMPONENTS-MISCELLANEOUS - 2.4%
Corning, Inc.	6,428	147,394
TE Connectivity Ltd.	1,930	122,073
Flextronics International Ltd.*	5,969	66,733
Jabil Circuit, Inc.	2,562	55,928
Knowles Corp.*	1,740	40,977
Total Electronic Components-Miscellaneous		433,105

E-COMMERCE/SERVICES - 2.1%
SouFun Holdings Ltd. ADR	15,380	113,658
Bitauto Holdings Ltd. ADR*	1,550	109,136
IAC/InterActiveCorp	990	60,182
Zillow, Inc. — Class A*	500	52,945
GrubHub, Inc.*	1,270	46,126
Total E-Commerce/Services		382,047

DATA PROCESSING/MANAGEMENT - 2.0%
Fidelity National Information Services, Inc.	1,781	110,778
Fiserv, Inc.*	1,540	109,294
Paychex, Inc.	2,281	105,314
CommVault Systems, Inc.*	800	41,352
Total Data Processing/Management		366,738

INTERNET SECURITY - 2.0%
Qihoo 360 Technology Company Ltd. ADR*	2,100	120,246
Symantec Corp.	4,315	110,701
VeriSign, Inc.*	1,230	70,110
FireEye, Inc.*	1,960	61,897
Total Internet Security		362,954

ENTERTAINMENT SOFTWARE - 1.9%
NetEase, Inc. ADR	1,071	106,179
Activision Blizzard, Inc.	5,064	102,040
Electronic Arts, Inc.*	2,131	100,189
Take-Two Interactive Software, Inc.*	1,470	41,204
Total Entertainment Software		349,612

WIRELESS EQUIPMENT - 1.9%
Nokia Oyj ADR	14,103	110,850
Motorola Solutions, Inc.	1,631	109,407
RF Micro Devices, Inc.*	3,682	61,084
Aruba Networks, Inc.*	1,993	36,233
Gogo, Inc.*,1	1,418	23,440
Total Wireless Equipment		341,014

FINANCE-CREDIT CARD - 1.8%
Visa, Inc. — Class A	1,286	337,189

INTERNET CONTENT-INFORMATION/NETWORK - 1.7%
LinkedIn Corp. — Class A*	624	143,339
YY, Inc. ADR*	1,790	111,589
Yelp, Inc. — Class A*	1,010	55,277
Total Internet Content-Information/Network		310,205

COMPUTERS-INTEGRATED SYSTEMS - 1.4%
Teradata Corp.*	1,602	69,975
Brocade Communications Systems, Inc.	5,211	61,698
NCR Corp.*	2,090	60,903
VeriFone Systems, Inc.*	1,460	54,312
Total Computers-Integrated Systems		246,888

TELECOMMUNICATION EQUIPMENTS - 1.2%
Juniper Networks, Inc.	3,662	81,736
Harris Corp.	1,020	73,256
ARRIS Group, Inc.*	1,899	57,331
Total Telecommunication Equipments		212,323

ELECTRONIC MEASURING INSTRUMENTS - 1.0%
Trimble Navigation Ltd.*	2,596	68,897
Keysight Technologies, Inc.*	1,850	62,475
FLIR Systems, Inc.	1,750	56,543
Total Electronic Measuring Instruments		187,915

COMPUTER AIDED DESIGN - 0.9%
Autodesk, Inc.*	1,677	100,721
ANSYS, Inc.*	880	72,160
Total Computer Aided Design		172,881

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2014
TECHNOLOGY FUND

	Shares	Value

POWER CONVERTER/SUPPLY EQUIPMENT - 0.9%
Canadian Solar, Inc.*	4,860	$117,563
SunPower Corp. — Class A*	1,900	49,077
Total Power Converter/Supply Equipment		166,640

ELECTRONIC FORMS - 0.9%
Adobe Systems, Inc.*	2,206	160,376

SOFTWARE TOOLS - 0.9%
VMware, Inc. — Class A*	1,938	159,924

COMPUTER SOFTWARE - 0.9%
Akamai Technologies, Inc.*	1,426	89,781
Rackspace Hosting, Inc.*	1,464	68,530
Total Computer Software		158,311

ELECTRONIC DESIGN AUTOMATIC - 0.7%
Synopsys, Inc.*	1,580	68,683
Cadence Design Systems, Inc.*	3,370	63,929
Total Electronic Design Automatic		132,612

ELECTRONIC PARTS DISTRIBUTION - 0.7%
Avnet, Inc.	1,500	64,530
Arrow Electronics, Inc.*	1,110	64,258
Total Electronic Parts Distribution		128,788

COMPUTERS-OTHER - 0.6%
Stratasys Ltd.*	690	57,346
3D Systems Corp.*,1	1,610	52,921
Total Computers-Other		110,267

ADVERTISING AGENCIES - 0.6%
Alliance Data Systems Corp.*	383	109,557

ELECTRONIC CONNECTORS - 0.6%
Amphenol Corp. — Class A	2,021	108,750

ELECTRIC PRODUCTS-MISCELLANEOUS - 0.6%
Mobileye N.V.*,1	2,650	107,484

OFFICE AUTOMATION & EQUIPMENTS - 0.6%
Xerox Corp.	7,606	105,419

WEB HOSTING/DESIGN - 0.5%
Equinix, Inc.	409	92,733

COMPUTERS-PERIPHERAL EQUIPMENT - 0.5%
Lexmark International, Inc. — Class A	1,060	43,746
Synaptics, Inc.*	630	43,369
Total Computers-Peripheral Equipment		87,115

TELECOMMUNICATION EQUIPMENTS FIBER OPTICS - 0.5%
JDS Uniphase Corp.*	3,425	46,991
Ciena Corp.*	1,996	38,742
Total Telecommunication Equipments Fiber Optics		85,733

INTERNET INFRASTRUCTURE SOFTWARE - 0.4%
F5 Networks, Inc.*	630	82,193

INTERNET APPLICATION SOFTWARE - 0.4%
Splunk, Inc.*	1,260	74,277

CONSULTING SERVICES - 0.4%
Gartner, Inc.*	840	70,736

COMMERCIAL SERVICES - 0.4%
CDK Global, Inc.	1,697	69,170

MULTIMEDIA - 0.3%
FactSet Research Systems, Inc.	450	63,338

DISTRIBUTION/WHOLESALE - 0.3%
Ingram Micro, Inc. — Class A*	2,000	55,280

TRANSACTIONAL SOFTWARE - 0.3%
Solera Holdings, Inc.	1,020	52,204

MACHINERY-GENERAL INDUSTRY - 0.3%
Zebra Technologies Corp. — Class A*	670	51,865

COMMUNICATIONS SOFTWARE - 0.3%
SolarWinds, Inc.*	1,030	51,325

E-SERVICES/CONSULTING - 0.3%
Sapient Corp.*	1,950	48,516

INTERNET INCUBATORS - 0.3%
HomeAway, Inc.*	1,550	46,159

Total Common Stocks
(Cost $11,014,067)		18,159,897

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
TECHNOLOGY FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 0.8%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$87,357	$87,357
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	35,307	35,307
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	16,743	16,743
Total Securities Lending Collateral
(Cost $139,407)		139,407

Total Investments - 100.4%
(Cost $11,153,474)		$18,299,304
Other Assets & Liabilities, net - (0.4)%		(81,613)
Total Net Assets - 100.0%		$18,217,691

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $139,460 of securities loaned (cost $11,014,067)	$18,159,897
Repurchase agreements, at value (cost $139,407)	139,407
Total investments (cost $11,153,474)	18,299,304
Cash	113,359
Segregated cash with broker	363
Receivables:
Dividends	6,436
Securities lending income	374
Foreign taxes reclaim	190
Total assets	18,420,026

Liabilities:
Payable for:
Upon return of securities loaned	139,770
Fund shares redeemed	16,065
Management fees	13,489
Transfer agent and administrative fees	3,967
Investor service fees	3,967
Portfolio accounting fees	1,587
Miscellaneous	23,490
Total liabilities	202,335
Net assets	$18,217,691

Net assets consist of:
Paid in capital	$12,707,323
Undistributed net investment income	—
Accumulated net realized loss on investments	(1,635,462)
Net unrealized appreciation on investments	7,145,830
Net assets	$18,217,691
Capital shares outstanding	255,579
Net asset value per share	$71.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $1,421)	$194,157
Income from securities lending, net	7,196
Interest	45
Total investment income	201,398

Expenses:
Management fees	143,474
Transfer agent and administrative fees	42,198
Investor service fees	42,198
Portfolio accounting fees	16,879
Custodian fees	1,981
Trustees’ fees*	1,112
Tax expense	85
Line of credit interest expense	38
Miscellaneous	32,657
Total expenses	280,622
Net investment loss	(79,224)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(105,517)
Net realized loss	(105,517)
Net change in unrealized appreciation (depreciation) on:
Investments	1,308,246
Net change in unrealized appreciation (depreciation)	1,308,246
Net realized and unrealized gain	1,202,729
Net increase in net assets resulting from operations	$1,123,505

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(79,224)	$(29,272)
Net realized gain (loss) on investments	(105,517)	1,249,660
Net change in unrealized appreciation (depreciation) on investments	1,308,246	1,900,212
Net increase in net assets resulting from operations	1,123,505	3,120,600

Capital share transactions:
Proceeds from sale of shares	39,587,277	39,088,563
Cost of shares redeemed	(37,141,600)	(35,737,995)
Net increase from capital share transactions	2,445,677	3,350,568
Net increase in net assets	3,569,182	6,471,168

Net assets:
Beginning of year	14,648,509	8,177,341
End of year	$18,217,691	$14,648,509
Undistributed net investment income at end of year	$—	$1,649

Capital share activity:*
Shares sold	585,998	716,685
Shares redeemed	(556,990)	(661,272)
Net increase in shares	29,008	55,413

*
Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1-for-5 reverse share split effective January 24, 2014. See Note 8 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014[c]	Year Ended December 31, 2013[c]	Year Ended December 31, 2012[c]	Year Ended December 31, 2011[c]	Year Ended December 31, 2010[c]
Per Share Data
Net asset value, beginning of period	$64.65	$47.78	$53.21	$61.47	$54.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.15)	(.15)	(.45)	(.40)
Net gain (loss) on investments (realized and unrealized)	6.95	17.02	5.97	(5.06)	7.02
Total from investment operations	6.63	16.87	5.82	(5.51)	6.62
Less distributions from:
Net realized gains	—	—	(11.25)	(2.75)	—
Total distributions	—	—	(11.25)	(2.75)	—
Net asset value, end of period	$71.28	$64.65	$47.78	$53.21	$61.47

Total Return[b]	10.26%	35.39%	11.98%	(9.20%)	12.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,218	$14,649	$8,177	$9,854	$21,468
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.29%)	(0.27%)	(0.77%)	(0.74%)
Total expenses	1.66%	1.63%	1.67%	1.71%	1.65%
Portfolio turnover rate	197%	382%	277%	363%	357%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]
Reverse share split—Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 8 in Notes to Financial Statements.

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the year ended December 31, 2014, Telecommunications Fund returned 2.62%, compared with a gain of 13.69% for the S&P 500 Index. The S&P 500 Telecommunication Services Index returned 2.99%.

The industries contributing most were the communications equipment industry and the diversified telecommunication services industry. The wireless telecommunication services industry was the only detractor from return. The real estate investment trust (REIT) industry contributed least.

Cisco Systems, Inc., Palo Alto Networks, Inc. and Sierra Wireless, Inc. were the strongest performers for the year. Sprint Corp., Mobile TeleSystems OJSC and VimpelCom Ltd. detracted most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	8.9%
AT&T, Inc.	8.5%
Cisco Systems, Inc.	7.7%
QUALCOMM, Inc.	7.2%
Crown Castle International Corp.	3.3%
T-Mobile US, Inc.	3.1%
CenturyLink, Inc.	3.0%
Motorola Solutions, Inc.	2.6%
Level 3 Communications, Inc.	2.6%
SBA Communications Corp. — Class A	2.4%
Top Ten Total	49.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 117

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Telecommunications Fund	2.62%	4.38%	1.41%
S&P 500 Telecommunication Services Index	2.99%	11.42%	6.51%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

118 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.4%

TELEPHONE-INTEGRATED - 26.6%
Verizon Communications, Inc.	4,520	$211,447
AT&T, Inc.	6,014	202,010
CenturyLink, Inc.	1,829	72,392
Frontier Communications Corp.	5,893	39,306
Windstream Holdings, Inc.	3,904	32,169
Telefonica Brasil S.A. ADR	1,551	27,422
Telephone & Data Systems, Inc.	1,027	25,932
Telefonica S.A. ADR	1,549	22,018
Total Telephone-Integrated		632,696

NETWORKING PRODUCTS - 12.6%
Cisco Systems, Inc.	6,596	183,468
Palo Alto Networks, Inc.*	396	48,538
Arista Networks, Inc.*	458	27,828
Polycom, Inc.*	1,538	20,763
Infinera Corp.*	1,409	20,740
Total Networking Products		301,337

CELLULAR TELECOMMUNICATIONS - 12.3%
T-Mobile US, Inc.*	2,754	74,194
Vodafone Group plc ADR	1,225	41,859
America Movil SAB de CV — Class L ADR	1,844	40,900
China Mobile Ltd. ADR	543	31,939
Mobile Telesystems OJSC ADR	4,235	30,407
Tim Participacoes S.A. ADR	1,183	26,274
SK Telecom Company Ltd. ADR	920	24,849
Rogers Communications, Inc. — Class B	604	23,471
Total Cellular Telecommunications		293,893

WIRELESS EQUIPMENT - 10.8%
Motorola Solutions, Inc.	939	62,987
Nokia Oyj ADR	4,307	33,853
Sierra Wireless, Inc.*	571	27,060
ViaSat, Inc.*	421	26,536
Telefonaktiebolaget LM Ericsson ADR	2,125	25,713
Ubiquiti Networks, Inc.	762	22,586
InterDigital, Inc.	400	21,160
Aruba Networks, Inc.*	1,152	20,943
Ruckus Wireless, Inc.*	1,296	15,578
Total Wireless Equipment		256,416

TELECOMMUNICATION EQUIPMENTS - 8.1%
Juniper Networks, Inc.	2,116	47,229
Harris Corp.	589	42,302
ARRIS Group, Inc.*	1,094	33,028
CommScope Holding Company, Inc.*	1,395	31,848
Plantronics, Inc.	431	22,852
ADTRAN, Inc.	763	16,633
Total Telecommunication Equipments		193,892

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUIT - 7.2%
QUALCOMM, Inc.	2,305	171,330

TELECOMMUNICATION SERVICES - 4.6%
Level 3 Communications, Inc.*	1,262	62,317
BCE, Inc.	621	28,479
Consolidated Communications Holdings, Inc.	648	18,034
Total Telecommunication Services		108,830

REITs-DIVERSIFIED - 3.3%
Crown Castle International Corp.	993	78,149

TELECOMMUNICATION EQUIPMENTS FIBER OPTICS - 3.0%
JDS Uniphase Corp.*	1,979	27,152
Ciena Corp.*	1,154	22,399
Finisar Corp.*	1,120	21,739
Total Telecommunication Equipments Fiber Optics		71,290

COMPUTERS-INTEGRATED SYSTEMS - 2.8%
Brocade Communications Systems, Inc.	3,014	35,686
Riverbed Technology, Inc.*	1,514	30,901
Total Computers-Integrated Systems		66,587

BUILDING-HEAVY CONSTRUCT - 2.4%
SBA Communications Corp. — Class A*	517	57,263

INTERNET INFRASTRUCTURE SOFTWARE - 2.0%
F5 Networks, Inc.*	362	47,228

COMPUTERS - 1.5%
BlackBerry Ltd.*	3,284	36,058

SATELLITE TELECOMMUNICATIONS - 1.4%
EchoStar Corp. — Class A*	652	34,230

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
TELECOMMUNICATIONS FUND

	Shares	Value

INTERNET CONNECTIVITY SERVICES - 0.8%
Cogent Communications Holdings, Inc.	549	$19,429

Total Common Stocks
(Cost $1,419,419)		2,368,628

RIGHTS††† - 0.1%
Leap Wireless International, Inc.
Expires 03/17/15*	964	2,429
Total Rights
(Cost $2,232)		2,429

Total Investments - 99.5%
(Cost $1,421,651)		$2,371,057
Other Assets & Liabilities, net - 0.5%		11,277
Total Net Assets - 100.0%		$2,382,334

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value (cost $1,421,651)	$2,371,057
Cash	565
Receivables:
Securities sold	23,151
Dividends	2,959
Fund shares sold	2,561
Foreign taxes reclaim	89
Total assets	2,400,382

Liabilities:
Line of credit	10,000
Payable for:
Management fees	1,772
Transfer agent and administrative fees	521
Investor service fees	521
Fund shares redeemed	424
Portfolio accounting fees	208
Miscellaneous	4,602
Total liabilities	18,048
Net assets	$2,382,334

Net assets consist of:
Paid in capital	$4,046,322
Undistributed net investment income	37,355
Accumulated net realized loss on investments	(2,650,749)
Net unrealized appreciation on investments	949,406
Net assets	$2,382,334
Capital shares outstanding	44,852
Net asset value per share	$53.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $2,536)	$90,182
Income from securities lending, net	596
Interest	18
Total investment income	90,796

Expenses:
Management fees	27,503
Transfer agent and administrative fees	8,089
Investor service fees	8,089
Portfolio accounting fees	3,236
Custodian fees	379
Trustees’ fees*	265
Tax expense	85
Line of credit interest expense	21
Miscellaneous	6,193
Total expenses	53,860
Net investment income	36,936

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,141
Net realized gain	8,141
Net change in unrealized appreciation (depreciation) on:
Investments	24,870
Net change in unrealized appreciation (depreciation)	24,870
Net realized and unrealized gain	33,011
Net increase in net assets resulting from operations	$69,947

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$36,936	$55,192
Net realized gain on investments	8,141	402,110
Net change in unrealized appreciation (depreciation) on investments	24,870	15,291
Net increase in net assets resulting from operations	69,947	472,593

Distributions to shareholders from:
Net investment income	(54,771)	(55,157)
Total distributions to shareholders	(54,771)	(55,157)

Capital share transactions:
Proceeds from sale of shares	16,772,215	37,680,590
Distributions reinvested	54,771	55,157
Cost of shares redeemed	(16,654,084)	(38,856,105)
Net increase (decrease) from capital share transactions	172,902	(1,120,358)
Net increase (decrease) in net assets	188,078	(702,922)

Net assets:
Beginning of year	2,194,256	2,897,178
End of year	$2,382,334	$2,194,256
Undistributed net investment income at end of year	$37,355	$54,752

Capital share activity:*
Shares sold	314,607	771,074
Shares issued from reinvestment of distributions	1,032	1,110
Shares redeemed	(312,232)	(793,719)
Net increase (decrease) in shares	3,407	(21,535)

*
Capital share activity for the periods presented through January 24, 2014 has been restated to reflect a 1-for-5 reverse share split effective January 24, 2014. See Note 8 in Notes to Financial Statements.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014[c]	Year Ended December 31, 2013 [c]	Year Ended December 31, 2012 [c]	Year Ended December 31, 2011 [c]	Year Ended December 31, 2010 [c]
Per Share Data
Net asset value, beginning of period	$52.94	$46.00	$44.98	$55.21	$48.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.85	.65	.80	.30
Net gain (loss) on investments (realized and unrealized)	.79	7.09	1.52	(8.73)	6.78
Total from investment operations	1.40	7.94	2.17	(7.93)	7.08
Less distributions from:
Net investment income	(1.22)	(1.00)	(1.15)	(.60)	(.85)
Net realized gains	—	—	—	(1.70)	—
Total distributions	(1.22)	(1.00)	(1.15)	(2.30)	(.85)
Net asset value, end of period	$53.12	$52.94	$46.00	$44.98	$55.21

Total Return[b]	2.62%	17.46%	4.86%	(14.40%)	14.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,382	$2,194	$2,897	$4,367	$8,077
Ratios to average net assets:
Net investment income (loss)	1.14%	1.73%	1.46%	1.49%	0.66%
Total expenses	1.66%	1.64%	1.67%	1.71%	1.67%
Portfolio turnover rate	495%	1,267%	1,077%	1,100%	1,276%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[c]
Reverse share split—Per share amounts for the periods presented through January 24, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014. See Note 8 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the year ended December 31, 2014, Transportation Fund returned 22.80%, compared with a gain of 13.69% for the S&P 500 Index. The S&P 500 Industrials Index returned 9.83%.

The airlines industry contributed most to return, followed by the road & rail industry. The lightly weighted marine industry was the only detractor from return. The machinery industry contributed least.

American Airlines Group, Inc., Southwest Airlines Co. and Union Pacific Corp. were the biggest contributors to performance for the year. General Motors Co., Copa Holdings S.A. Class A and UTi Worldwide, Inc. detracted most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
Union Pacific Corp.	4.9%
United Parcel Service, Inc. — Class B	4.7%
Ford Motor Co.	3.8%
General Motors Co.	3.7%
FedEx Corp.	3.2%
Delta Air Lines, Inc.	3.1%
American Airlines Group, Inc.	3.1%
CSX Corp.	2.8%
Norfolk Southern Corp.	2.8%
Johnson Controls, Inc.	2.7%
Top Ten Total	34.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

124 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Transportation Fund	22.80%	19.13%	8.39%
S&P 500 Industrials Index	9.83%	17.56%	7.80%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS	December 31, 2014
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 100.1%

AIRLINES - 18.7%
Delta Air Lines, Inc.	14,492	$712,860
American Airlines Group, Inc.	12,993	696,815
Southwest Airlines Co.	13,947	590,237
United Continental Holdings, Inc.*	8,227	550,304
Copa Holdings S.A. — Class A	3,196	331,233
Alaska Air Group, Inc.	5,085	303,880
Spirit Airlines, Inc.*	3,480	263,018
JetBlue Airways Corp.*	14,986	237,678
Ryanair Holdings plc ADR*	3,300	235,191
Allegiant Travel Co. — Class A	1,160	174,383
Hawaiian Holdings, Inc.*	5,140	133,897
Total Airlines		4,229,496

AUTO/TRUCK PARTS & EQUIPMENTS - 16.8%
Johnson Controls, Inc.	12,866	621,942
Delphi Automotive plc	5,350	389,052
BorgWarner, Inc.	7,040	386,848
TRW Automotive Holdings Corp.*	3,530	363,061
Lear Corp.	3,133	307,285
Autoliv, Inc.	2,760	292,891
Magna International, Inc.	2,510	272,812
Allison Transmission Holdings, Inc.	7,720	261,708
Visteon Corp.*	2,212	236,374
Tenneco, Inc.*	3,690	208,891
Dana Holding Corp.	9,580	208,269
American Axle & Manufacturing Holdings, Inc.*	6,250	141,188
Gentherm, Inc.*	3,400	124,508
Total Auto/Truck Parts & Equipments		3,814,829

TRANSPORT-RAIL - 16.3%
Union Pacific Corp.	9,278	1,105,287
CSX Corp.	17,720	641,996
Norfolk Southern Corp.	5,700	624,777
Kansas City Southern	3,352	409,045
Canadian Pacific Railway Ltd.	1,964	378,443
Canadian National Railway Co.	4,464	307,614
Genesee & Wyoming, Inc. — Class A*	2,667	239,817
Total Transport-Rail		3,706,979

AUTO-CARS/LIGHT TRUCKS - 15.0%
Ford Motor Co.	56,129	870,000
General Motors Co.	24,130	842,378
Tesla Motors, Inc.*	2,676	595,169
Kandi Technologies Group, Inc.*,1	22,890	320,689
Tata Motors Ltd. ADR	6,490	274,397
Toyota Motor Corp. ADR	2,020	253,470
Honda Motor Company Ltd. ADR	8,100	239,112
Total Auto-Cars/Light Trucks		3,395,215

TRANSPORT-SERVICES - 13.8%
United Parcel Service, Inc. — Class B	9,567	1,063,564
FedEx Corp.	4,212	731,456
CH Robinson Worldwide, Inc.	4,702	352,133
Expeditors International of Washington, Inc.	6,918	308,612
Ryder System, Inc.	2,565	238,160
XPO Logistics, Inc.*	4,280	174,966
Hub Group, Inc. — Class A*	3,550	135,184
UTI Worldwide, Inc.*	10,470	126,373
Total Transport-Services		3,130,448

TRANSPORT-TRUCK - 8.0%
J.B. Hunt Transport Services, Inc.	3,927	330,849
Old Dominion Freight Line, Inc.*	3,537	274,613
Swift Transportation Co. — Class A*	7,310	209,285
Landstar System, Inc.	2,606	189,013
Con-way, Inc.	3,779	185,851
Knight Transportation, Inc.	5,230	176,042
Heartland Express, Inc.	6,040	163,140
Werner Enterprises, Inc.	5,017	156,280
ArcBest Corp.	2,580	119,635
Total Transport-Truck		1,804,708

RENTAL AUTO/EQUIPMENT - 3.1%
Hertz Global Holdings, Inc.*	15,482	386,120
Avis Budget Group, Inc.*	4,657	308,899
Total Rental Auto/Equipment		695,019

RUBBER-TIRES - 2.0%
Goodyear Tire & Rubber Co.	10,595	302,699
Cooper Tire & Rubber Co.	4,440	153,846
Total Rubber-Tires		456,545

MOTORCYCLE/MOTOR SCOOTER - 1.8%
Harley-Davidson, Inc.	6,280	413,915

COMMERCIAL SERVICES - 1.1%
Macquarie Infrastructure Company LLC	3,550	252,370

ELECTRONIC COMPONENTS-MISCELLANEOUS - 1.1%
Gentex Corp.	6,737	243,408

TRANSPORT-MARINE - 1.0%
Kirby Corp.*	2,721	219,694

BUILDING-MOBILE HOME/MANUFACTURED HOUSE - 0.8%
Thor Industries, Inc.	3,411	190,573

AUTO/TRUCK PARTS & EQUIPMENTS-REPLACEMENT - 0.6%
Dorman Products, Inc.*	2,820	136,121

Total Common Stocks
(Cost $13,405,377)		22,689,320

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
TRANSPORTATION FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 1.4%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$203,736	$203,736
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	82,343	82,343
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	39,049	39,049
Total Securities Lending Collateral
(Cost $325,128)		325,128

Total Investments - 101.5%
(Cost $13,730,505)		$23,014,448
Other Assets & Liabilities, net - (1.5)%		(342,058)
Total Net Assets - 100.0%		$22,672,390

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $309,621 of securities loaned (cost $13,405,377)	$22,689,320
Repurchase agreements, at value (cost $325,128)	325,128
Total investments (cost $13,730,505)	23,014,448
Cash	114,473
Segregated cash with broker	847
Receivables:
Fund shares sold	24,047
Dividends	15,754
Securities lending income	7,798
Total assets	23,177,367

Liabilities:
Payable for:
Upon return of securities loaned	325,975
Fund shares redeemed	122,168
Management fees	16,382
Transfer agent and administrative fees	4,818
Investor service fees	4,818
Portfolio accounting fees	1,927
Miscellaneous	28,889
Total liabilities	504,977
Net assets	$22,672,390

Net assets consist of:
Paid in capital	$17,435,389
Undistributed net investment income	1,607
Accumulated net realized loss on investments	(4,048,549)
Net unrealized appreciation on investments	9,283,943
Net assets	$22,672,390
Capital shares outstanding	745,027
Net asset value per share	$30.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $2,941)	$268,993
Income from securities lending, net	52,417
Interest	21
Total investment income	321,431

Expenses:
Management fees	176,018
Transfer agent and administrative fees	51,770
Investor service fees	51,770
Portfolio accounting fees	20,708
Custodian fees	2,427
Trustees’ fees*	1,413
Line of credit interest expense	64
Miscellaneous	39,901
Total expenses	344,071
Net investment loss	(22,640)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,361,598
Net realized gain	1,361,598
Net change in unrealized appreciation (depreciation) on:
Investments	2,463,180
Net change in unrealized appreciation (depreciation)	2,463,180
Net realized and unrealized gain	3,824,778
Net increase in net assets resulting from operations	$3,802,138

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(22,640)	$(52,682)
Net realized gain on investments	1,361,598	484,010
Net change in unrealized appreciation (depreciation) on investments	2,463,180	4,804,603
Net increase in net assets resulting from operations	3,802,138	5,235,931

Capital share transactions:
Proceeds from sale of shares	45,786,275	51,959,880
Cost of shares redeemed	(47,555,047)	(43,856,511)
Net increase (decrease) from capital share transactions	(1,768,772)	8,103,369
Net increase in net assets	2,033,366	13,339,300

Net assets:
Beginning of year	20,639,024	7,299,724
End of year	$22,672,390	$20,639,024
Undistributed net investment income at end of year	$1,607	$—

Capital share activity:
Shares sold	1,676,590	2,603,391
Shares redeemed	(1,764,393)	(2,214,360)
Net increase (decrease) in shares	(87,803)	389,031

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$24.78	$16.45	$14.00	$15.74	$12.68
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.08)	(.04)	(.10)	(.04)
Net gain (loss) on investments (realized and unrealized)	5.68	8.41	2.49	(1.64)	3.10
Total from investment operations	5.65	8.33	2.45	(1.74)	3.06
Net asset value, end of period	$30.43	$24.78	$16.45	$14.00	$15.74

Total Return[b]	22.80%	50.64%	17.58%	(11.12%)	24.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,672	$20,639	$7,300	$5,570	$13,090
Ratios to average net assets:
Net investment income (loss)	(0.11%)	(0.37%)	(0.29%)	(0.65%)	(0.32%)
Total expenses	1.66%	1.63%	1.67%	1.71%	1.65%
Portfolio turnover rate	196%	310%	594%	711%	693%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2014

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the year ended December 31, 2014, Utilities Fund rose 22.89%, compared with a gain of 13.69% for the S&P 500 Index. The S&P 500 Utilities Index returned 28.98%.

The electric utilities industry contributed most to return, followed by the multi-utilities industry. No industry detracted from return, but the water utilities industry contributed least to return, followed by the oil, gas & consumable fuels industry.

Exelon Corp., Duke Energy Corp. and Edison International were the best-performing holdings over the one-year period. Companhia de Saneamento Basico do Estado de Sao Paulo SABESP, MDU Resources Group, Inc. and NRG Yield, Inc. Class A were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Duke Energy Corp.	3.7%
NextEra Energy, Inc.	3.4%
Dominion Resources, Inc.	3.3%
Southern Co.	3.2%
Exelon Corp.	2.8%
American Electric Power Company, Inc.	2.7%
Sempra Energy	2.6%
PPL Corp.	2.4%
PG&E Corp.	2.4%
Edison International	2.2%
Top Ten Total	28.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2014

Cumulative Fund Performance*,†

Average Annual Returns*,†
Periods Ended December 31, 2014

	1 Year	5 Year	10 Year
Utilities Fund	22.89%	11.91%	7.82%
S&P 500 Utilities Index	28.98%	13.34%	9.63%
S&P 500 Index	13.69%	15.45%	7.67%

*
The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.

132 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2014
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

ELECTRIC-INTEGRATED - 66.8%
Duke Energy Corp.	12,733	$1,063,714
NextEra Energy, Inc.	8,942	950,445
Dominion Resources, Inc.	12,352	949,869
Southern Co.	18,468	906,963
Exelon Corp.	21,039	780,126
American Electric Power Company, Inc.	12,440	755,357
PPL Corp.	18,937	687,981
PG&E Corp.	12,848	684,028
Edison International	9,691	634,567
Public Service Enterprise Group, Inc.	15,074	624,214
Consolidated Edison, Inc.	9,063	598,249
Xcel Energy, Inc.	16,401	589,124
Northeast Utilities	10,581	566,295
FirstEnergy Corp.	14,502	565,433
Entergy Corp.	6,239	545,788
DTE Energy Co.	6,304	544,476
Wisconsin Energy Corp.	9,149	482,518
Ameren Corp.	10,135	467,528
CMS Energy Corp.	12,286	426,939
SCANA Corp.	6,721	405,948
Pinnacle West Capital Corp.	5,567	380,282
Alliant Energy Corp.	5,635	374,277
OGE Energy Corp.	10,495	372,363
Pepco Holdings, Inc.	12,998	350,036
Integrys Energy Group, Inc.	4,467	347,756
Westar Energy, Inc.	7,752	319,692
TECO Energy, Inc.	14,958	306,489
MDU Resources Group, Inc.	12,686	298,121
Great Plains Energy, Inc.	10,279	292,026
IDACORP, Inc.	3,843	254,368
Hawaiian Electric Industries, Inc.1	7,539	252,406
Cleco Corp.	4,574	249,466
Korea Electric Power Corp. ADR	12,210	236,386
Portland General Electric Co.	6,179	233,752
NorthWestern Corp.	4,038	228,470
ALLETE, Inc.	4,004	220,781
Black Hills Corp.	4,129	219,002
UIL Holdings Corp.	4,973	216,524
PNM Resources, Inc.	7,256	214,995
Avista Corp.	5,801	205,065
El Paso Electric Co.	4,510	180,671
Total Electric-Integrated		18,982,490

GAS-DISTRIBUTION - 19.3%
Sempra Energy	6,677	743,551
NiSource, Inc.	12,201	517,566
CenterPoint Energy, Inc.	19,019	445,615
AGL Resources, Inc.	6,689	364,617
UGI Corp.	9,506	361,038
National Fuel Gas Co.	4,937	343,270
Atmos Energy Corp.	5,818	324,295
Questar Corp.	11,570	292,490
Vectren Corp.	5,848	270,353
National Grid plc ADR	3,780	267,095
Southwest Gas Corp.	3,916	242,048
Piedmont Natural Gas Company, Inc.	6,071	239,258
WGL Holdings, Inc.	4,289	234,265
New Jersey Resources Corp.	3,708	226,930
Laclede Group, Inc.	4,021	213,917
ONE Gas, Inc.	4,950	204,039
South Jersey Industries, Inc.	3,315	195,353
Total Gas-Distribution		5,485,700

INDEPENDENT POWER PRODUCER - 5.7%
Calpine Corp.*	18,861	417,394
NRG Energy, Inc.	15,480	417,186
Dynegy, Inc.*	9,025	273,909
NRG Yield, Inc. — Class A	5,736	270,395
Abengoa Yield plc	9,240	252,437
Total Independent Power Producer		1,631,321

WATER - 3.5%
American Water Works Company, Inc.	7,961	424,321
Aqua America, Inc.	11,397	304,300
Cia de Saneamento Basico do Estado de Sao Paulo ADR	41,134	258,733
Total Water		987,354

ELECTRIC-GENERATION - 1.6%
AES Corp.	32,170	442,981

ENERGY-ALTERNATE SOURCES - 1.5%
TerraForm Power, Inc. — Class A*	8,240	254,451
Pattern Energy Group, Inc.	6,910	170,401
Total Energy-Alternate Sources		424,852

ELECTRIC-TRANSMISSION - 1.2%
ITC Holdings Corp.	8,561	346,121

Total Common Stocks
(Cost $21,136,890)		28,300,819

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2014
UTILITIES FUND

	Face Amount	Value

SECURITIES LENDING COLLATERAL††,2 - 0.2%
Repurchase Agreements
HSBC Securities, Inc. issued 12/31/14 at 0.06% due 01/02/15	$35,000	$35,000
BNP Paribas Securities Corp. issued 12/31/14 at 0.06% due 01/02/15	14,146	14,146
Barclays Capital, Inc. issued 12/31/14 at 0.05% due 01/02/15	6,708	6,708
Total Securities Lending Collateral
(Cost $55,854)		55,854

Total Investments - 99.8%
(Cost $21,192,744)		$28,356,673
Other Assets & Liabilities, net - 0.2%		58,745
Total Net Assets - 100.0%		$28,415,418

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at December 31, 2014 — See Note 5.
2	Securities lending collateral — See Note 5.
ADR — American Depositary Receipt
plc — Public Limited Company

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments, at value - including $53,568 of securities loaned (cost $21,136,890)	$28,300,819
Repurchase agreements, at value (cost $55,854)	55,854
Total investments (cost $21,192,744)	28,356,673
Segregated cash with broker	146
Cash	769
Receivables:
Securities sold	320,377
Fund shares sold	283,099
Dividends	52,538
Securities lending income	192
Total assets	29,013,794

Liabilities:
Line of credit	135,000
Payable for:
Fund shares redeemed	349,432
Upon return of securities loaned	56,000
Management fees	17,817
Transfer agent and administrative fees	5,240
Investor service fees	5,240
Portfolio accounting fees	2,096
Miscellaneous	27,551
Total liabilities	598,376
Net assets	$28,415,418

Net assets consist of:
Paid in capital	$22,861,948
Undistributed net investment income	380,036
Accumulated net realized loss on investments	(1,990,495)
Net unrealized appreciation on investments	7,163,929
Net assets	$28,415,418
Capital shares outstanding	1,121,019
Net asset value per share	$25.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding tax of $5,369)	$687,060
Income from securities lending, net	2,064
Interest	18
Total investment income	689,142

Expenses:
Management fees	156,968
Transfer agent and administrative fees	46,167
Investor service fees	46,167
Portfolio accounting fees	18,467
Custodian fees	2,163
Trustees’ fees*	1,319
Line of credit interest expense	189
Miscellaneous	35,728
Total expenses	307,168
Net investment income	381,974

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	43,703
Net realized gain	43,703
Net change in unrealized appreciation (depreciation) on:
Investments	2,840,447
Net change in unrealized appreciation (depreciation)	2,840,447
Net realized and unrealized gain	2,884,150
Net increase in net assets resulting from operations	$3,266,124

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$381,974	$307,432
Net realized gain on investments	43,703	2,653,830
Net change in unrealized appreciation (depreciation) on investments	2,840,447	(1,112,564)
Net increase in net assets resulting from operations	3,266,124	1,848,698

Distributions to shareholders from:
Net investment income	(307,432)	(429,515)
Total distributions to shareholders	(307,432)	(429,515)

Capital share transactions:
Proceeds from sale of shares	76,067,305	76,484,484
Distributions reinvested	307,432	429,515
Cost of shares redeemed	(61,200,379)	(83,724,602)
Net increase (decrease) from capital share transactions	15,174,358	(6,810,603)
Net increase (decrease) in net assets	18,133,050	(5,391,420)

Net assets:
Beginning of year	10,282,368	15,673,788
End of year	$28,415,418	$10,282,368
Undistributed net investment income at end of year	$380,036	$307,433

Capital share activity:
Shares sold	3,229,430	3,596,412
Shares issued from reinvestment of distributions	12,362	20,395
Shares redeemed	(2,612,928)	(3,944,119)
Net increase (decrease) in shares	628,864	(327,312)

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$20.89	$19.13	$19.50	$17.04	$16.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.43	.42	.43	.41
Net gain (loss) on investments (realized and unrealized)	4.30	2.18	(.22)	2.33	.72
Total from investment operations	4.78	2.61	.20	2.76	1.13
Less distributions from:
Net investment income	(.32)	(.85)	(.57)	(.30)	(.50)
Total distributions	(.32)	(.85)	(.57)	(.30)	(.50)
Net asset value, end of period	$25.35	$20.89	$19.13	$19.50	$17.04

Total Return[b]	22.89%	13.63%	1.12%	16.29%	6.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,415	$10,282	$15,674	$31,659	$15,421
Ratios to average net assets:
Net investment income (loss)	2.07%	2.05%	2.16%	2.36%	2.48%
Total expenses	1.66%	1.64%	1.67%	1.69%	1.66%
Portfolio turnover rate	247%	464%	302%	369%	561%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts. At December 31, 2014, the Trust consisted of fifty-two funds.

This report covers the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”).

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close

138 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments insecurities at the fiscal period end, resulting from changes in exchange rates.

C. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

D. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

F. Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

THE RYDEX FUNDS ANNUAL REPORT | 139

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

RFS provides transfer agent and administrative services to the Funds for fees calculated at the annualized rate of 0.25% based on the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2014, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Biotechnology Fund	$4,416,006
Electronics Fund	357,194
Financial Services Fund	223,477
Health Care Fund	563,540
Leisure Fund	329,319
Real Estate Fund	609,485
Technology Fund	147,809
Transportation Fund	5,630,502
Utilities Fund	306,306

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$644,113	$168,959	$813,072
Basic Materials Fund	158,530	983,015	1,141,545
Biotechnology Fund	—	—	—
Consumer Products Fund	123,883	1,472,803	1,596,686
Electronics Fund	—	—	—
Energy Fund	324,906	2,986,723	3,311,629
Energy Services Fund	—	1,809,160	1,809,160
Financial Services Fund	59,102	—	59,102
Health Care Fund	221,508	1,277,797	1,499,305
Internet Fund	460,378	286,377	746,755
Leisure Fund	76,240	843,617	919,857
Precious Metals Fund	33,639	—	33,639
Real Estate Fund	312,220	—	312,220
Retailing Fund	—	554,283	554,283
Technology Fund	—	—	—
Telecommunications Fund	54,771	—	54,771
Transportation Fund	—	—	—
Utilities Fund	307,432	—	307,432

The tax character of distributions paid during the year ended December 31, 2013 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$880,430	$—	$880,430
Basic Materials Fund	92,149	624,095	716,244
Biotechnology Fund	—	—	—
Consumer Products Fund	200,161	—	200,161
Electronics Fund	7,978	—	7,978
Energy Fund	45,288	322,147	367,435
Energy Services Fund	—	611,941	611,941
Financial Services Fund	56,822	—	56,822
Health Care Fund	44,395	—	44,395
Internet Fund	—	272,581	272,581
Leisure Fund	78,415	—	78,415
Precious Metals Fund	302,070	—	302,070
Real Estate Fund	363,786	—	363,786
Retailing Fund	228,248	668,600	896,848
Technology Fund	—	—	—
Telecommunications Fund	55,157	—	55,157
Transportation Fund	—	—	—
Utilities Fund	429,515	—	429,515

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE RYDEX FUNDS ANNUAL REPORT | 141

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2014 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward
Banking Fund	$28,893	$—	$803,852	$(1,594,045)
Basic Materials Fund	—	—	2,023,638	—
Biotechnology Fund	—	—	14,520,860	(57,492)
Consumer Products Fund	337,045	571,930	6,537,461	—
Electronics Fund	—	—	1,497,558	(1,796,801)
Energy Fund	114,967	494,709	2,086,884	—
Energy Services Fund	51,768	—	414,803	(83,216)
Financial Services Fund	54,505	—	1,850,403	(4,825,449)
Health Care Fund	—	1,085,334	13,837,571	(1,690,620)
Internet Fund	537,034	772,038	2,664,409	—
Leisure Fund	11,273	1,768,090	2,637,466	(508,645)
Precious Metals Fund	1,010,941	—	(9,524,160)	(6,887,934)
Real Estate Fund	396,272	—	4,031,741	(6,879,687)
Retailing Fund	—	1,195,349	2,265,240	—
Technology Fund	—	84,980	5,425,388	—
Telecommunications Fund	37,355	—	404,315	(2,105,658)
Transportation Fund	5,313	377,411	7,731,621	(2,877,344)
Utilities Fund	377,302	—	5,181,068	(4,900)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2014, capital loss carryforwards for the Funds were as follows:

					Unlimited
Fund	Expires in 2015	Expires in 2016	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Banking Fund	$—	$—	$—	$—	$(1,594,045)	$—	$(1,594,045)*
Biotechnology Fund	—	—	—	(57,492)	—	—	(57,492)
Electronics Fund	(329,594)	(329,594)	(67,626)	(591,562)	(452,048)	(26,377)	(1,796,801)*
Energy Services Fund	—	—	—	—	(83,216)	—	(83,216)
Financial Services Fund	—	(2,098,605)	(2,453,589)	(273,255)	—	—	(4,825,449)
Health Care Fund	—	(227,666)	(1,462,954)	—	—	—	(1,690,620)*
Leisure Fund	—	(508,645)	—	—	—	—	(508,645)*
Precious Metals	—	—	—	—	(2,353,352)	(4,534,582)	(6,887,934)
Real Estate Fund	—	(82,789)	(6,796,898)	—	—	—	(6,879,687)
Telecommunications Fund	—	(501,247)	(1,059,529)	—	(90,850)	(454,032)	(2,105,658)*
Transportation Fund	—	—	(2,158,008)	(719,336)	—	—	(2,877,344)
Utilities Fund	—	—	(4,900)	—	—	—	(4,900)

*
In accordance with section 382 of the Internal Revenue Code, a portion of certain fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of passive foreign investment companies and foreign currency gains and losses. Additional differences may result from

142 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Banking Fund	$—	$5,360	$(5,360)
Basic Materials Fund	(4,777)	244,866	(240,089)
Biotechnology Fund	(278,525)	278,525	—
Consumer Products Fund	—	(533)	533
Electronics Fund	(330,618)	916	329,702
Energy Fund	—	—	—
Energy Services Fund	—	1,093	(1,093)
Financial Services Fund	—	5,075	(5,075)
Health Care Fund	(193,591)	193,591	—
Internet Fund	—	101,963	(101,963)
Leisure Fund	—	590	(590)
Precious Metals Fund	—	199,810	(199,810)
Real Estate Fund	—	(99,034)	99,034
Retailing Fund	(28,020)	28,020	—
Technology Fund	(30,193)	77,575	(47,382)
Telecommunications Fund	—	438	(438)
Transportation Fund	(4,491,805)	24,247	4,467,558
Utilities Fund	—	(1,939)	1,939

At December 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Banking Fund	$3,112,982	$814,295	$(10,443)	$803,852
Basic Materials Fund	7,183,992	2,267,741	(244,103)	2,023,638
Biotechnology Fund	26,569,084	15,301,986	(781,126)	14,520,860
Consumer Products Fund	19,886,338	6,703,842	(166,381)	6,537,461
Electronics Fund	6,067,443	1,592,404	(94,846)	1,497,558
Energy Fund	24,556,934	5,067,619	(2,980,735)	2,086,884
Energy Services Fund	16,208,099	2,599,742	(2,184,939)	414,803
Financial Services Fund	11,838,244	1,974,369	(123,967)	1,850,402
Health Care Fund	29,671,765	14,146,641	(309,070)	13,837,571
Internet Fund	3,972,846	2,762,151	(97,742)	2,664,409
Leisure Fund	5,464,475	2,674,256	(36,790)	2,637,466
Precious Metals Fund	28,708,172	—	(9,524,160)	(9,524,160)
Real Estate Fund	24,519,787	4,354,017	(322,276)	4,031,741
Retailing Fund	5,152,505	2,285,331	(20,091)	2,265,240
Technology Fund	12,873,916	5,669,170	(243,782)	5,425,388
Telecommunications Fund	1,966,742	431,243	(26,928)	404,315
Transportation Fund	15,282,827	7,862,408	(130,787)	7,731,621
Utilities Fund	23,175,605	5,252,323	(71,255)	5,181,068

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ investments at December 31, 2014:

	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
Banking Fund	$3,916,834	$—	$—	$3,916,834
Basic Materials Fund	9,022,562	185,068	—	9,207,630
Biotechnology Fund	37,904,793	3,183,703	1,448	41,089,944
Consumer Products Fund	25,977,188	446,611	—	26,423,799
Electronics Fund	7,376,592	188,409	—	7,565,001
Energy Fund	25,980,697	663,121	—	26,643,818
Energy Services Fund	15,800,445	822,457	—	16,622,902
Financial Services Fund	13,688,646	—	—	13,688,646
Health Care Fund	43,041,954	467,382	—	43,509,336
Internet Fund	6,588,557	48,698	—	6,637,255
Leisure Fund	8,101,519	422	—	8,101,941
Precious Metals Fund	17,805,230	1,378,782	—	19,184,012
Real Estate Fund	28,401,170	150,358	—	28,551,528
Retailing Fund	7,299,877	117,868	—	7,417,745
Technology Fund	18,159,897	139,407	—	18,299,304
Telecommunications Fund	2,368,628	—	2,429	2,371,057
Transportation Fund	22,689,320	325,128	—	23,014,448
Utilities Fund	28,300,819	55,854	—	28,356,673

For the year ended December 31, 2014, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2014, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
Basic Materials Fund	$177,157	$185,550
Biotechnology Fund	3,076,247	3,192,000
Consumer Products Fund	429,146	447,775
Electronics Fund	182,464	188,900
Energy Fund	635,957	664,849
Energy Services Fund	783,868	824,600
Health Care Fund	449,342	468,600
Internet Fund	47,229	48,825
Leisure Fund	416	423
Precious Metals Fund	1,315,081	1,382,375
Real Estate Fund	145,470	150,750
Retailing Fund	114,456	118,175
Technology Fund	139,460	139,770
Transportation Fund	309,621	325,975
Utilities Fund	53,568	56,000
Cash collateral received was invested in the following joint repurchase agreements at December 31, 2014:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae Strips
0.06%			0.00%
Due 01/02/15	$5,121,629	$5,121,638	11/15/19 - 07/15/37	$5,209,294	$3,390,964
			Federal Farm Credit Bank
			0.34% - 2.22%
			01/14/16 - 01/17/23	1,837,171	1,833,146

BNP Paribas Securities Corp.			U.S. Treasury Note
0.06%			1.25%
Due 01/02/15	2,069,992	2,069,995	04/30/19	2,134,755	2,111,393

Barclays Capital, Inc.			U.S. Treasury Note
0.05%			1.63%
Due 01/02/15	981,646	981,647	12/31/19	1,004,104	1,001,280

There is also $21,301 in segregated cash held as collateral.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Securities Transactions

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$15,386,133	$17,353,595
Basic Materials Fund	27,666,539	29,766,082
Biotechnology Fund	53,741,816	49,564,659
Consumer Products Fund	44,962,548	36,534,158
Electronics Fund	30,909,446	27,634,329
Energy Fund	70,632,758	60,365,124
Energy Services Fund	45,746,013	39,169,456
Financial Services Fund	29,796,421	25,972,849
Health Care Fund	66,398,126	60,310,461
Internet Fund	29,055,088	37,723,442
Leisure Fund	28,973,318	32,808,500
Precious Metals Fund	44,145,224	43,500,054
Real Estate Fund	76,282,154	65,213,253
Retailing Fund	25,732,306	28,080,228
Technology Fund	35,824,223	33,499,141
Telecommunications Fund	16,556,291	16,393,080
Transportation Fund	41,091,540	42,692,436
Utilities Fund	61,729,027	46,544,316

7. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 13, 2015. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2014. On December 31, 2014, the Consumer Products Fund, Health Care Fund, Precious Metals Fund, Telecommunications Fund and Utilities Fund borrowed $52,000, $150,000, $413,000, $10,000 and $135,000, respectively, under this agreement. The Funds did not have any other borrowings under this agreement at December 31, 2014.

The average daily balances borrowed for the year ended December 31, 2014, were as follows:

Fund	Average Daily Balance
Banking Fund	$2,117
Basic Materials Fund	1,712
Biotechnology Fund	23,729
Consumer Products Fund	5,264
Electronics Fund	2,677
Energy Fund	6,419
Energy Services Fund	5,837
Financial Services Fund	2,237
Health Care Fund	7,172
Internet Fund	1,677
Leisure Fund	16,904
Precious Metals Fund	6,924
Real Estate Fund	14,006
Retailing Fund	2,124
Technology Fund	3,008
Telecommunications Fund	1,721
Transportation Fund	5,081
Utilities Fund	15,270

146 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Reverse Share Splits

Effective January 24, 2014, a reverse share split occurred for the following funds:

Fund	Split Type
Precious Metals Fund	One-for-Five Reverse Split
Technology Fund	One-for-Five Reverse Split
Telecommunications Fund	One-for-Five Reverse Split

The effect of these transactions was to divide the number of outstanding shares of the Funds by the respective split ratio, resulting in a corresponding increase in the net asset value per share. The share transactions presented in the statements of changes in net assets and the per share data in the financial highlights for each of the periods presented prior to the effective date have been restated to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

9. Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant in the case entitled Marc S. Kirscher, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of the ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Variable Trust when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiff has alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The plaintiff has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Variable Trust also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument took place on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Variable Trust was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adversary Proceeding No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former Lyondell shareholders under federal law for intentional fraudulent transfer.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss all of the Lyondell lawsuits.The Court held an oral argument on the motions to dismiss and on the motion for class certification on January 14, and January 15, 2015. Discovery shall commence in the near future.

This lawsuit does not allege any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,235,952; Long Short Equity Fund f/k/a U.S. Long Short Momentum Fund - $523,200; Multi-Cap Core Equity Fund - $5,760; Hedged Equity Fund - $480; and Multi-Hedge Strategies Fund - $112,848. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

148 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rydex Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund (eighteen of the series constituting the Rydex Variable Trust) (the “Funds”) as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (eighteen of the series constituting the Rydex Variable Trust) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2015

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OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Banking Fund	14.02%
Basic Materials Fund	100.00%
Consumer Products Fund	100.00%
Energy Fund	92.57%
Financial Services Fund	100.00%
Health Care Fund	100.00%
Internet Fund	6.89%
Leisure Fund	100.00%
Real Estate Fund	5.27%
Telecommunications Fund	100.00%
Utilities Fund	100.00%

With respect to the taxable year ended December 31, 2014, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gains, subject to the 15% rate gains category:
Banking Fund	$168,959
Basic Materials Fund	983,015
Consumer Products Fund	1,472,803
Energy Fund	2,986,723
Energy Services Fund	1,809,160
Health Care Fund	1,277,797
Internet Fund	286,377
Leisure Fund	843,617
Retailing Fund	554,283

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

150 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Distributor Change

Effective March 3, 2014, Guggenheim Distributors, LLC (“GD”), the distributor for shares of the Funds was consolidated into and with Guggenheim Funds Distributors, LLC (“GFD”). Following the consolidation, GFD serves as the Funds’ distributor.

GD and GFD are both indirect, wholly-owned subsidiaries of Guggenheim Capital, LLC and, therefore, the consolidation will not result in a change of actual control of the Funds’ distributor. The primary goal of the consolidation is to achieve greater operational efficiencies and allow all of the Guggenheim funds, including funds that are not series of the Trusts, to be distributed by a single distributor.

The consolidation is not expected to affect the day-to-day management of the Funds or result in any material changes to the distribution of the Funds, including any changes to the distribution fees paid by the Funds.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Donald C. Cacciapaglia** (1951)	Trustee from 2012 to present.	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	222	Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).
INDEPENDENT TRUSTEES
Corey A. Colehour (1945)	Trustee and Member of the Audit, Governance, Nominating, and Investment and Performance Committees from 1998 to present.	Retired.	133	None.
J. Kenneth Dalton (1941)	Trustee, Member and Chairman of the Audit Committee, and Member of the Governance and Nominating Committees from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	Trustee of Epiphany Funds (4) (2009-present).
John O. Demaret (1940)	Vice Chairman of the Board of Trustees from 2014 to present; Trustee from 1998 to present and Chairman of the Board from 2006 to 2014; Member and Chairman of the Audit Committee from 1998 to present; and Member of the Risk Oversight Committee from 2010 to present.	Retired.	133	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Vice Chairman of the Board of Trustees from 2010 to 2014; Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	133	None.

152 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES - concluded
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit, Governance, and Nominating Committees from 2005 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	133	US Global Investors (GROW) (1995-present).
Patrick T. McCarville (1942)	Trustee, Member of the Audit Committee, and Chairman and Member of the Governance and Nominating Committees from 1998 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	133	None.

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Donald C. Cacciapaglia (1951)	President (2012-present).
Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present).

Former: Chairman and CEO, Channel Capital Group Inc. (2002-2010).

Michael P. Byrum (1970)	Vice President (1999-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present); Director and Chairman, Advisory Research Center, Inc. (2006-present); Manager, Guggenheim Specialized Products, LLC (2005-present).

Former: Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

Nikolaos Bonos (1963)	Vice President and Treasurer (2003-present).
Current: Senior Vice President, Security Investors, LLC (2010-present); Chief Executive Officer, Guggenheim Specialized Products, LLC (2009-present); Chief Executive Officer & President, Rydex Fund Services, LLC (2009-present); Vice President, Rydex Holdings, LLC (2008-present).

Former: Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2006-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present).
Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Joseph M. Arruda (1966)	Assistant Treasurer (2006-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

Paul J. Davio (1972)	Assistant Treasurer (2014-present).
Current: Assistant Treasurer, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2006-present).

Former: Manager, Mutual Fund Administration, Guggenheim Investments (2003-2006).

Amy J. Lee (1961)	Vice President (2009-present) and Secretary (2012-present).
Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.
**	Mr. Cacciapaglia is an “interested” person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Adviser’s parent company.
***
The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

154 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

156 | THE RYDEX FUNDS ANNUAL REPORT

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report.  The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)            Audit Fees. The aggregate Audit Fees billed by the registrant's principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2014 and December 31, 2013 were $797,666 and $743,330, respectively.

(b)            Audit-Related Fees. The aggregate Audit Related Fees billed by the registrant's principal accountant for the fiscal years ended December 31, 2014 and December 31, 2013 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub‑investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre‑approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2014 and December 31, 2013 were $36,750 and $35,000, respectively.

(c)            Tax Fees. The aggregate Tax Fees billed by the registrant's principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2014 and December 31, 2013 were $218,800 and $220,941, respectively.

(d)            All Other Fees. The aggregate All Other Fees billed by the registrant's principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2013 and December 31, 2012 were $0 and $0, respectively.

(e)            Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings.  If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting.  There shall be no waivers of the pre-approval process.  No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)            Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $255,550 and $255,941, respectively.  These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)            Auditor Independence. All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee.  As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)            The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)            The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)            The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)            Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)                    A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	March 10, 2015

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Vice President and Treasurer

Date	March 10, 2015

* Print the name and title of each signing officer under his or her signature.